UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-07332 and 811-08162

Name of Fund:	BlackRock Funds III
BlackRock Cash Funds: Institutional
BlackRock Cash Funds: Treasury
BlackRock LifePath® Dynamic 2025 Fund
BlackRock LifePath® Dynamic 2030 Fund
BlackRock LifePath® Dynamic 2035 Fund
BlackRock LifePath® Dynamic 2040 Fund
BlackRock LifePath® Dynamic 2045 Fund
BlackRock LifePath® Dynamic 2050 Fund
BlackRock LifePath® Dynamic 2055 Fund
BlackRock LifePath® Dynamic 2060 Fund
BlackRock LifePath® Dynamic 2065 Fund
BlackRock LifePath® Dynamic Retirement Fund
iShares MSCI Total International Index Fund
iShares Russell 1000 Large-Cap Index Fund
iShares S&P 500 Index Fund
iShares U.S. Aggregate Bond Index Fund

Master Investment Portfolio
Diversified Equity Master Portfolio
International Tilts Master Portfolio
Large Cap Index Master Portfolio
Money Market Master Portfolio
S&P 500 Index Master Portfolio
Total International ex U.S. Index Master Portfolio
Treasury Money Market Master Portfolio
U.S. Total Bond Index Master Portfolio

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds III and Master Investment Portfolio, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 537-4942

Date of fiscal year end: 12/31/2020

Date of reporting period: 12/31/2020

Item 1 – Report to Stockholders

(a)	The Report to Shareholders is attached herewith.

DECEMBER 31, 2020

2020 Annual Report

•	BlackRock Cash Funds: Institutional

•	BlackRock Cash Funds: Treasury

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of December 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus (or “COVID-19”) led to a vast disruption in the global economy and financial markets. The threat from the coronavirus became increasingly apparent throughout February and March 2020, and countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point of the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs late in the reporting period following a series of successful vaccine trials and passage of additional stimulus. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities from developed economies grew at a more modest pace, lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

Following the coronavirus outbreak, the Fed instituted two emergency interest rate cuts, pushing short-term interest rates, already low as the year began, close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to accelerate as vaccination efforts get under way. The results of the U.S. elections also cleared the way for additional stimulus spending in 2021, which is likely to be a solid tailwind for economic growth. Inflation should increase as the expansion continues, but a shift in central bank policy means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the equity expansion.

Overall, we favor a positive stance toward risk, with an overweight in both equities and credit. We see U.S. and Asian equities benefiting from structural growth trends in tech, while emerging markets should be particularly helped by a vaccine-led economic expansion. In credit, rising inflation should provide tailwinds for inflation-protected bonds, and Euro area peripherals and Asian bonds also provide attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2020
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	22.16%	18.40%

U.S. small cap equities (Russell 2000® Index)	37.85	19.96

International equities (MSCI Europe, Australasia, Far East Index)	21.61	7.82

Emerging market equities (MSCI Emerging Markets Index)	31.14	18.31

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.07	0.67

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(1.87)	10.58

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.29	7.51

Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.92	4.95

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	11.32	7.05
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Money Market Overview For the 12-Month Period Ended December 31, 2020

Entering 2020, the economy was in a good place and interest rate policy was appropriate according to the Fed. However, this outlook quickly changed upon the imposition of dramatic measures taken by authorities around the world to stem the spread of the coronavirus pandemic. In response, the Fed quickly enacted a series of unprecedented measures to channel credit to businesses and households and smooth market functioning.

In an unprecedented move, the Fed issued two “emergency” rate cuts in March, ultimately reducing the Federal Funds target rate range from 1.50%-1.75% to 0.00%-0.25%. This range was consistent through the remainder of 2020 and reinforced by Fed Chair Jerome Powell’s comments that “we are not even thinking about thinking about raising interest rates” later in the year.

In a nod to 2008, the Fed also revived the following programs and facilities: the Commercial Paper Funding Facility to backstop the purchase of high-quality commercial paper from U.S. issuers; the Primary Dealer Credit Facility to provide low cost funding against a broad range of collateral including commercial paper; and the Term Asset-Backed Securities Loan Facility to purchase asset-backed securities. Other notable actions included the creation of new facilities to purchase investment grade corporate debt through the Primary Market Corporate Credit Facility and Secondary Market Corporate Credit Facility.

The Fed also introduced a few additional programs such as the Money Market Mutual Fund Liquidity Facility to purchase commercial paper and domestic and Yankee certificates of deposit from prime money market funds, and municipal debt and variable rate demand notes from municipal money market funds.

Complementing the Fed’s sweeping measures, a $2.2 trillion fiscal aid package was signed into law by President Donald Trump along with a series of coordinated global fiscal and monetary actions. As a result of this substantial fiscal deal, U.S. Treasury bill supply dramatically increased and remained robust until the second half of the year when supply contracted over $150 billion and became a challenge for front-end investors.

The three-month London Interbank Offered Rate (“LIBOR”) overnight indexed swap (“LIBOR-OIS”) spread — a gauge of stress in the financial system — increased from a low of about 12 basis points (0.12%) in February 2020 to around 132 basis points (1.32%) at the end of the March 2020. The blow out of this spread signaled stress in the markets and the unwillingness of market makers to take on risk and provide liquidity.

Because of the uncertainty introduced by COVID-19, there was an increased demand for liquidity across markets, or a “flight to quality,” resulting in a significant premium for front-end liquidity. U.S. Treasury bills traded in the secondary market with a negative yield at the end of March, highlighting this demand.

As investors sought liquidity, assets of money market mutual funds rose to an all-time high of $4.2 trillion during the first half of the year, most of which entered U.S. government funds. After the volatility in March 2020, the market began to find its footing and asset valuations ticked higher. Normalization would continue for the remainder of the year as spreads were seen to significantly compress.

In the summer of 2020, Fed Chair Powell released a series of statements pertaining to the long-term recovery and monetary policies. Powell noted that the Fed will tolerate the economy “running hot” for quite some time before any monetary tools are scaled back, and the Fed’s stance on inflation was revised to tolerate a booming economy that fosters an increase in prices of goods and services. In summary, the Fed will remain extremely accommodative over the next few years and is looking to achieve an inflation that is moderately above 2% for “quite some time.”

After several days of counting mail-in ballots, the unprecedented 2020 presidential election was concluded, and former Vice President and Senator Joe Biden was announced the winner. The makeup of the Senate, however, remained uncertain at year end as the country awaited the results from the Georgia run-off races held January 5, 2021. The uncertain implications of this race weighed heavily on the front-end and rates space at year end.

The three-month LIBOR set a record low of under 0.21% on November 20, 2020. The three-month LIBOR-OIS spread trended slightly above its low point of 0.12% for the past 12 months and finished the fourth quarter of 2020 at 0.16%, despite the blow out earlier in the year. In general, we expect limited commercial paper supply will keep spreads largely contained in the near term.

Excess reserves in the banking system remain plentiful, and are likely to increase, in our view, in the months ahead as a result of continuing asset purchases by the Fed along with the expected reduction in the Treasury General Account. We thus believe yields on U.S. treasury bills and repurchase agreements could be pressured lower in 2021.

Money market mutual fund industry assets fell $107 billion during the fourth quarter of 2020. Government money market funds experienced $38 billion of outflows while assets of prime money market funds fell $61 billion. These declines occurred despite a general weakening in certain economic measures from an increase in coronavirus cases and related restrictions on activity.

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2020	BlackRock Cash Funds: Institutional

Investment Objective

BlackRock Cash Funds: Institutional’s (the “Fund”) investment objective is to seek a high level of income consistent with liquidity and the preservation of capital.

CURRENT SEVEN-DAY YIELDS
	7-Day SEC Yield	7-Day Yield

SL Agency	0.21%	0.21%

The 7-Day SEC Yields may differ from the 7-Day Yields shown due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Expense Example

	Actual				Hypothetical
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
SL Agency	$1,000.00	$1,000.00	$0.45		$1,000.00	$1,024.68	$0.46		0.09%

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six-month period shown). Because the Fund invests all of its assets in the Money Market Master Portfolio (the “Master Portfolio”), the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

See “Disclosure of Expenses” for further information on how expenses were calculated.

Past performance is not an indication of future results.

F U N D S U M M A R Y	5

Fund Summary as of December 31, 2020	BlackRock Cash Funds: Treasury

Investment Objective

BlackRock Cash Funds: Treasury’s (the “Fund”) investment objective is to seek current income consistent with liquidity and stability of principal.

CURRENT SEVEN-DAY YIELDS

	7-Day SEC Yield	7-Day Yield

Institutional	0.03%	0.00%
SL Agency	0.05	0.00

The 7-Day SEC Yields may differ from the 7-Day Yields shown due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Expense Example

	Actual				Hypothetical
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,000.50	$0.60		$1,000.00	$1,024.53	$0.61		0.12%
SL Agency	1,000.00	1,000.60	0.45		1,000.00	1,024.68	0.46		0.09

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six-month period shown). Because the Fund invests all of its assets in the Treasury Money Market Master Portfolio (the “Master Portfolio”), the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

See “Disclosure of Expenses” for further information on how expenses were calculated.

Past performance is not an indication of future results.

6	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses and (b) operating expenses, including administration fees, service and distribution fees, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested on July 1, 2020 and held through December 31, 2020) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

D I S C L O S U R E O F E X P E N S E S	7

Statement of Assets and Liabilities

December 31, 2020

BlackRock Cash Funds: Institutional

ASSETS
Investments at value — Money Market Master Portfolio	$60,604,344,217

Total assets	60,604,344,217

LIABILITIES
Payables:
Administration fees	1,273,714
Income dividend distributions	10,636,829
Other accrued expenses	11,007

Total liabilities	11,921,550

NET ASSETS	$60,592,422,667

NET ASSETS CONSIST OF
Paid-in capital	$60,575,994,930
Accumulated earnings	16,427,737

NET ASSETS	$60,592,422,667

NET ASSET VALUE

SL Agency

Net assets	$60,592,422,667

Shares outstanding	60,557,323,185

Net asset value	$1.0006

Shares authorized	Unlimited

Par value	No par value

8	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities (continued)

December 31, 2020

BlackRock Cash Funds: Treasury

ASSETS
Investments at value — Treasury Money Market Master Portfolio	$20,021,205,878

Total assets	20,021,205,878

LIABILITIES
Bank overdraft	4,047
Payables:
Administration fees	774,588
Income dividend distributions	429,579
Other accrued expenses	10,985

Total liabilities	1,219,199

NET ASSETS	$20,019,986,679

NET ASSETS CONSIST OF
Paid-in capital	$20,018,896,138
Accumulated earnings	1,090,541

NET ASSETS	$20,019,986,679

NET ASSET VALUE
Institutional
Net assets	$9,011,268,764

Shares outstanding	9,010,777,002

Net asset value	$1.00

Shares authorized	Unlimited

Par value	No par value

SL Agency
Net assets	$11,008,717,915

Shares outstanding	11,008,119,138

Net asset value	$1.00

Shares authorized	Unlimited

Par value	No par value

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	9

Statements of Operations

Year Ended December 31, 2020

	BlackRock Cash Funds: Institutional	BlackRock Cash Funds: Treasury

INVESTMENT INCOME
Net investment income allocated from the applicable Master Portfolio:
Interest - unaffliated	$484,364,041	$63,490,247
Expenses	(58,037,305)	(14,680,733)
Fees waived	17,775,648	4,541,888

Total investment income	444,102,384	53,351,402

FUND EXPENSES
Administration — class specific	11,499,668	3,842,079
Professional	11,679	11,648
Miscellaneous	21,031	3,668

Total expenses	11,532,378	3,857,395
Less:
Fees waived and/or reimbursed by the Administrator	(11,679)	(116,241)

Total expenses after fees waived and/or reimbursed	11,520,699	3,741,154

Net investment income	432,581,685	49,610,248

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER PORTFOLIO
Net realized gain (loss) from:
Investments	2,445,662	2,438,929
Net change in unrealized appreciation (depreciation) on:
Investments	(3,672,403)	—

Net realized and unrealized gain (loss)	(1,226,741)	2,438,929

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$431,354,944	$52,049,177

See notes to financial statements.

10	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Cash Funds: Institutional		BlackRock Cash Funds: Treasury

	Year Ended December 31,		Year Ended December 31,

	2020	2019	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$432,581,685	$1,208,290,268	$49,610,248	$191,951,904
Net realized gain	2,445,662	658,671	2,438,929	1,024,511
Net change in unrealized appreciation (depreciation)	(3,672,403)	14,197,832	—	—

Net increase in net assets resulting from operations	431,354,944	1,223,146,771	52,049,177	192,976,415

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	—	—	(8,320,736)	(30,289,823)
SL Agency	(432,685,382)	(1,208,290,268)	(44,103,830)	(161,662,081)

Decrease in net assets resulting from distributions to shareholders	(432,685,382)	(1,208,290,268)	(52,424,566)	(191,951,904)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	6,235,934,178	7,104,807,686	7,586,962,283	5,850,717,969

NET ASSETS
Total increase in net assets	6,234,603,740	7,119,664,189	7,586,586,894	5,851,742,480
Beginning of year	54,357,818,927	47,238,154,738	12,433,399,785	6,581,657,305

End of year	$60,592,422,667	$54,357,818,927	$20,019,986,679	$12,433,399,785

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	11

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Cash Funds: Institutional

	SL Agency

	Year Ended December 31,

	2020		2019	2018	2017		2016

Net asset value, beginning of year	$1.0004		$1.0001	$1.0001	$1.0002		$1.00

Net investment income	0.0078		0.0238	0.0206	0.0121		0.0058
Net realized and unrealized gain (loss)	0.0002		0.0003	0.0000 (a)	(0.0001)		0.0003

Net increase from investment operations	0.0080		0.0241	0.0206	0.0120		0.0061

Distributions(b)
From net investment income	(0.0078)		(0.0238)	(0.0206)	(0.0121)		(0.0058)
From net realized gain	(0.0000	)(c)	—	—	(0.0000	)(c)	(0.0001)

Total distributions	(0.0078)		(0.0238)	(0.0206)	(0.0121)		(0.0059)

Net asset value, end of year	$1.0006		$1.0004	$1.0001	$1.0001		$1.0002

Total Return(d)
Based on net asset value	0.80%		2.43%	2.08%	1.21%		0.61%

Ratios to Average Net Assets(e)(f)
Total expenses	0.09%		0.09%	0.09%	0.09%		0.09%

Total expenses after fees waived and/or reimbursed	0.09%		0.09%	0.09%	0.09%		0.09%

Net investment income	0.75%		2.36%	2.05%	1.23%		0.58%

Supplemental Data
Net assets, end of year (000)	$60,592,423		$54,357,819	$47,238,155	$56,065,762		$41,189,027

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived, the impact to the expense ratios were as follows:

	Year Ended December 31,

	2020	2019	2018	2017	2016

Expense ratios	0.03%	0.03%	0.03%	0.03%	0.03%

See notes to financial statements.

12	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Cash Funds: Treasury

	Institutional
							Period from
	Year Ended December 31,						06/06/16	(a)

	2020	2019		2018	2017		to 12/31/16

Net asset value, beginning of period	$1.00	$1.00		$1.00	$1.00		$1.00

Net investment income	0.0040	0.0210		0.0175	0.0079		0.0015
Net realized and unrealized gain	0.0001	0.0000	(b)	0.0000 (b)	0.0000	(b)	0.0001

Net increase from investment operations	0.0041	0.0210		0.0175	0.0079		0.0016

Distributions(c)
From net investment income	(0.0040)	(0.0210)		(0.0175)	(0.0079)		(0.0015)
From net realized gain	(0.0001)	(0.0000	)(d)	—	(0.0000	)(d)	(0.0001)

Total distributions	(0.0041)	(0.0210)		(0.0175)	(0.0079)		(0.0016)

Net asset value, end of period	$1.00	$1.00		$1.00	$1.00		$1.00

Total Return(e)
Based on net asset value	0.41%	2.12%		1.76%	0.79%		0.16	%(f)

Ratios to Average Net Assets(g)(h)
Total expenses	0.12%	0.12%		0.12%	0.12%		0.12	%(i)

Total expenses after fees waived and/or reimbursed	0.12%	0.12%		0.12%	0.12%		0.12	%(i)

Net investment income	0.23%	2.06%		1.76%	0.93%		0.29	%(i)

Supplemental Data
Net assets, end of period (000)	$9,011,269	$1,813,191		$1,182,627	$467,589		$80,257

(a)	Recommencement of operations.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.00005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(h)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived, the impact to the expense ratios were as follows:

					Period from
	Year Ended December 31,				06/06/16	(a)
	2020	2019	2018	2017	to 12/31/16
Expense ratios	0.03%	0.03%	0.03%	0.03%	0.03%

(i)	Annualized.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	13

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Cash Funds: Treasury (continued)

	SL Agency

	Year Ended December 31,

	2020	2019		2018	2017		2016

Net asset value, beginning of year	$1.00	$1.00		$1.00	$1.00		$1.00

Net investment income	0.0042	0.0213		0.0178	0.0082		0.0029
Net realized and unrealized gain	0.0001	0.0000	(a)	0.0000 (a)	0.0000	(a)	0.0001

Net increase from investment operations	0.0043	0.0213		0.0178	0.0082		0.0030

Distributions(b)
From net investment income	(0.0042)	(0.0213)		(0.0178)	(0.0082)		(0.0029)
From net realized gain	(0.0001)	(0.0000	)(c)	—	(0.0000	)(c)	(0.0001)

Total distributions	(0.0043)	(0.0213)		(0.0178)	(0.0082)		(0.0030)

Net asset value, end of year	$1.00	$1.00		$1.00	$1.00		$1.00

Total Return(d)
Based on net asset value	0.43%	2.15%		1.79%	0.82%		0.30%

Ratios to Average Net Assets(e)(f)
Total expenses	0.09%	0.09%		0.09%	0.09%		0.09%

Total expenses after fees waived and/or reimbursed	0.09%	0.09%		0.09%	0.09%		0.09%

Net investment income	0.37%	2.10%		1.78%	0.85%		0.29%

Supplemental Data
Net assets, end of year (000)	$11,008,718	$10,620,209		$5,399,030	$4,204,767		$3,570,576

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived, the impact to the expense ratios were as follows:

	Year Ended December 31,

	2020	2019	2018	2017	2016

Expense ratios	0.03%	0.03%	0.03%	0.03%	0.03%

See notes to financial statements.

14	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification

BlackRock Cash Funds: Institutional	Institutional	Diversified
BlackRock Cash Funds: Treasury	Treasury	Diversified

Each Fund seeks to achieve its investment objective by investing all of its assets in a corresponding series of Master Investment Portfolio (“MIP”): Money Market Master Portfolio and Treasury Money Market Master Portfolio (each, a “Master Portfolio” and together, the “Master Portfolios”). MIP is an affiliate of the Trust. Each Master Portfolio has the same investment objective and strategies as its corresponding Fund. The value of each Fund’s investment in its corresponding Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of each Fund is directly affected by the performance of the Master Portfolios. At December 31, 2020, the percentage of each Master Portfolio owned by its corresponding Fund was as follows: Institutional owned 100% of Money Market Master Portfolio and Treasury owned 95% of Treasury Money Market Master Portfolio. The financial statements of the Master Portfolios, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements.

Institutional only offers SLAgency Shares and is only available for certain eligible investors. Treasury offers multiple classes of shares. Institutional, Select, SLAgency, Capital, Premium and Trust Shares are sold without a sales charge and only to certain eligible investors. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, and differ principally with respect to administration fees.

The Board of Trustees of the Trust and Board of Directors of MIP are referred to throughout this report as the “Board” and the members are referred to as “Trustees”.

Treasury operates as a “government money market fund” under Rule 2a-7 under the 1940 Act. The Fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets.

Institutional began pricing and transacting its shares at a net asset value (“NAV”) per share calculated to four decimal places, reflecting market-based values of its portfolio holdings (i.e., at a “floating” NAV).

With respect to Institutional, the Board is permitted to impose a liquidity fee of up to 2% on the value of shares redeemed or temporarily restrict redemptions from Institutional for up to 10 business days during a 90 day period, in the event that Institutional’s weekly liquid assets fall below certain thresholds.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from each Master Portfolio are accounted for on a trade date basis. The Funds record their proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. In addition, the Funds accrue their own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are distributed at least annually and are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Liquidity Fees: Any liquidity fees imposed on the value of shares redeemed in the event that Institutional’s weekly liquid assets fall below certain thresholds are recorded as paid-in-capital. The liquidity fees are collected and retained by Institutional for the benefit of Institutional’s remaining shareholders.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by BlackRock Advisors, LLC (the “Administrator”), are prorated among those funds on the basis of relative net assets or other appropriate methods.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s policy is to value its financial instruments at fair value. Each Fund records its investment in the Master Portfolio at fair value based on the Funds’ proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Administrator, which has agreed to provide administrative services (other than investment advice and related portfolio activities). The Administrator has agreed to bear all of the Funds’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Funds. The Administrator is entitled to receive for these administrative services an annual fee based on the average daily net assets of each Fund as follows:

Fund Name	Capital	Institutional	Premium	Select	SL Agency	Trust

Institutional	N/A	N/A	N/A	N/A	0.02%	N/A
Treasury	0.07(a)%	0.05%	0.10(a)%	0.15(a)%	0.02	0.38(a)%

(a)	No shares outstanding as of December 31, 2020.

From time to time, the Administrator may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Funds and, accordingly, have a favorable impact on its performance. The Administrator may delegate certain of its administration duties to sub-administrators.

For the year ended December 31, 2020, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	SL Agency	Total
Institutional	$—	$11,499,668	$11,499,668
Treasury	1,576,149	2,265,930	3,842,079

As of December 31, 2020, the only investors for the SL Agency Shares of Institutional are investment companies for which (i) BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), or an affiliate provides investment advisory or administration services, or (ii) BTC acts as securities lending agent and which have directed BTC on their behalf to invest securities lending cash collateral in SL Agency Shares of Institutional. Affiliated shareholders in the SL Agency Shares of the Funds represent a significant portion of the outstanding shares and net assets of Institutional and Treasury.

Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Shareholders of Capital, Institutional, Premium, Select, SL Agency and Trust Shares of the Funds do not pay any fees for distribution services.

Expense Waivers and Reimbursements: The Administrator contractually agreed to waive a portion of its administration fees for the Select Shares of Treasury through April 30, 2021. After giving effect to such contractual expense waiver, the administration fees for the Select Shares of Treasury will be 0.13%.

The fees and expenses of the Fund’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Funds’ independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Funds. The Administrator has contractually agreed to reimburse the Funds or provide an offsetting credit against the administration fees paid by the Funds in an amount equal to these independent expenses through April 30, 2021. These amounts are included in fees waived and/or reimbursed by the Administrator in the Statements of Operations. For the year ended December 31, 2020, the amounts waived were as follows:

Fund Name	Amounts Waived

Institutional	$11,679
Treasury	11,648

The Administrator has also voluntarily agreed to waive and/or reimburse a portion of their respective administration fees to enable the Fund to maintain minimum levels of daily net investment income if applicable. These amounts, if any, are reported in the Statement of Operations as fees waived and/or reimbursed by the Administrator. The Administrator may discontinue the waiver and/or reimbursement at any time. For the year ended December 31, 2020, the amounts waived and/or reimbursed were $104,593 for Treasury.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

16	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

During the year ended December 31, 2020, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock, Inc. (“BlackRock”) or its affiliates.

5.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of December 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The tax character of distributions paid was as follows:

	Periods	Institutional	Treasury

Ordinary income	12/31/20	$432,685,382	$52,418,268
	12/31/19	1,208,290,268	191,951,904
Long-term capital gains	12/31/20	—	6,298

Total	12/31/20	$432,685,382	$52,424,566

	12/31/19	$1,208,290,268	$191,951,904

As of period end, the tax components of accumulated earnings (loss) were as follows:

	Institutional	Treasury

Undistributed ordinary income	$6,516,558	$1,090,541
Net unrealized gains	9,911,179	—

	$16,427,737	$1,090,541

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class of Institutional were as follows:

	Year Ended 12/31/20		Year Ended 12/31/19

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Institutional
SL Agency
Shares sold	286,070,086,969	$286,294,830,540	235,025,468,617	$235,125,900,276
Shares issued in reinvestment of distributions	1,600	1,598	—	—
Shares redeemed	(279,847,452,816)	(280,058,897,960)	(227,923,910,156)	(228,021,092,590)

	6,222,635,753	$6,235,934,178	7,101,558,461	$7,104,807,686

	6,222,635,753	$6,235,934,178	7,101,558,461	$7,104,807,686

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of all distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share for Treasury.

Transactions in capital shares for each class of Treasury were as follows:

	Year Ended 12/31/20	Year Ended 12/31/19

Institutional
Shares sold	18,403,885,010	9,317,651,619
Shares issued in reinvestment of distributions	4,326,346	14,519,118
Shares redeemed	(11,210,411,510)	(8,701,741,219)

	7,197,799,846	630,429,518

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Notes to Financial Statements  (continued)

	Year Ended 12/31/20	Year Ended 12/31/19

SL Agency
Shares sold	212,451,150,761	199,887,588,923
Shares issued in reinvestment of distributions	1,425,029	6,379,009
Shares redeemed	(212,063,413,353)	(194,673,679,481)

	389,162,437	5,220,288,451

	7,586,962,283	5,850,717,969

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

BlackRock Funds III and Shareholders of BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Treasury

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Treasury (two of the series constituting BlackRock Funds III, hereafter collectively referred to as the “Funds”) as of December 31, 2020, the related statements of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the administrator of the Master Portfolios. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 16, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

F U N D R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	19

Important Tax Information (unaudited)

For the fiscal year ended December 31, 2020, the Funds hereby designate the following maximum amounts allowable as interest income eligible to be treated as a section 163(j) interest dividend:

Fund Name	Interest Dividend

Institutional	$432,026,711
Treasury	49,552,876

For the fiscal year ended December 31, 2020, the Funds hereby designate the following maximum amounts allowable as interest-related dividends and qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Fund Name	Interest-Related Dividends

Institutional	$352,629,772
Treasury	52,424,566

The Funds hereby designate the following amount of distributions from direct federal obligation interest for the fiscal year ended December 31, 2020:

Fund Name	Federal Obligation Interest

Institutional	$10,621,236
Treasury	42,933,456

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following distribution amounts are hereby designated for the fiscal year ended December 31, 2020:

Fund Name	Short-Term Capital Gain Dividends	20% Rate Long-Term Capital Gain Dividends

Institutional	$658,671	$—
Treasury	2,865,392	6,298

20	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Master Portfolio Information  as of December 31, 2020

PORTFOLIO COMPOSITION

Money Market Master Portfolio	Percent of Net Assets

Repurchase Agreements	25%

Commercial Paper	25

Certificates of Deposit	24

U.S. Treasury Obligations	11

Time Deposits	7

Municipal Bonds	5

U.S. Government Sponsored Agency Obligations	2

Corporate Bonds	1

Other Assets Less Liabilities	—	(a)
(a)	Rounds to less than 1% of net assets.

PORTFOLIO COMPOSITION

Treasury Money Market Master Portfolio	Percent of Net Assets

U.S. Treasury Obligations	64%

Repurchase Agreements	36

Other Assets Less Liabilities	—	(a)

(a)	Rounds to less than 1% of net assets.

M A S T E R P O R T F O L I O I N F O R M A T I O N	21

Schedule of Investments December 31, 2020	Money Market Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Short-Term Securities

Certificates of Deposit — 24.6%

Domestic — 0.7%
Bank of America N.A.(a) 0.28%, 10/01/21	$71,000	$70,989,524
0.36%, 01/10/22	79,000	79,003,372
0.38%, 07/06/21	158,500	158,500,219
Goldman Sachs Bank USA, (SOFR + 0.28%), 0.35%, 02/05/21(a)	100,000	100,021,588

		408,514,703

Euro — 2.0%
Credit Industriel et Commercial 0.01%, 01/08/21(b)	250,000	249,991,668
0.01%, 02/12/21(b)	300,000	299,942,679
1.92%, 01/11/21(b)	200,000	199,990,834
(3 mo. LIBOR US + 0.09%), 0.30%, 04/21/21(a)	356,000	356,094,265
(3 mo. LIBOR US + 0.12%), 0.35%, 01/04/21(a)(c)	87,000	87,000,000

		1,193,019,446

Yankee — 21.9%
Bank of Montreal, Chicago(a)(c)
(3 mo. LIBOR US + 0.04%), 0.29%, 10/06/21	102,000	101,977,000
(3 mo. LIBOR US + 0.10%), 0.25%, 01/04/22	372,000	372,000,007
(3 mo. LIBOR US + 0.11%), 0.34%, 12/13/21	186,000	185,999,994
(3 mo. LIBOR US + 0.11%), 0.35%, 12/21/21	373,000	372,999,896
(3 mo. LIBOR US + 0.13%), 0.36%, 01/04/21	150,000	150,000,000
Bank of Nova Scotia, Houston(a)(c)
(3 mo. LIBOR US + 0.09%), 0.31%, 02/16/21	150,000	150,020,979
(3 mo. LIBOR US + 0.10%), 0.31%, 02/08/21	350,000	350,042,339
Bank of Nova Scotia, New York(c) 0.45%, 03/15/21	257,800	257,935,425
0.50%, 02/08/21	405,000	405,146,351
Bayerische Landesbank, New York, 0.25%, 03/01/21(c)	232,000	232,015,435
BNP Paribas SA, New York, (SOFR + 0.25%), 0.34%, 02/05/21(a)(c)	100,000	100,018,597
Canadian Imperial Bank of Commerce, New York(a)(c)
(1 mo. LIBOR US + 0.25%), 0.40%, 01/04/21	100,000	100,002,923
(3 mo. LIBOR US + 0.04%), 0.27%, 10/04/21	480,000	479,927,837
(3 mo. LIBOR US + 0.10%), 0.32%, 12/13/21	292,900	292,899,980
(3 mo. LIBOR US + 0.11%), 0.34%, 01/03/22	100,000	100,000,001
(3 mo. LIBOR US + 0.11%), 0.35%, 01/14/22	268,100	268,100,005
(3 mo. LIBOR US + 0.16%), 0.39%, 08/06/21	150,000	150,106,860
Credit Suisse AG, New York(c) 0.30%, 08/23/21	50,000	50,007,470
1.75%, 01/07/21	400,000	400,125,860
(SOFR + 0.30%), 0.39%, 11/19/21(a)	420,000	420,146,609
DNB Bank ASA, New York, (3 mo. LIBOR US + 0.20%), 0.42%, 05/05/21(a)(c)	260,500	260,657,462
HSBC Bank USA N.A.(c) 0.38%, 01/03/22	92,875	92,902,340
(3 mo. LIBOR US + 0.11%), 0.33%, 02/04/21(a)	200,000	200,014,970
Kookmin Bank, New York, (1 mo. LIBOR US + 0.38%), 0.53%, 02/05/21(a)(c)	77,000	77,028,879
Mizuho Bank Ltd., New York(c) 0.29%, 06/15/21	385,000	385,070,778
(3 mo. LIBOR US + 0.08%), 0.29%, 01/21/21(a)	180,000	180,007,884
(3 mo. LIBOR US + 0.08%), 0.30%, 01/22/21(a)	343,000	343,015,950
(3 mo. LIBOR US + 0.08%), 0.32%, 01/15/21(a)	100,000	100,002,735
(3 mo. LIBOR US + 0.09%), 0.32%, 01/04/21(a)	158,000	158,000,000
MUFG Bank Ltd., New York(c) 0.29%, 01/27/21	150,000	150,022,374

Security	Par (000)	Value

Yankee (continued)
MUFG Bank Ltd., New York(c) (continued) 0.34%, 08/16/21	$100,000	$100,043,610
Nordea Bank AB, New York, (3 mo. LIBOR US + 0.10%), 0.33%, 06/07/21(a)(c)	65,000	65,030,360
Royal Bank of Canada, New York(c) 1.30%, 01/07/21	187,000	187,042,496
(3 mo. LIBOR US + 0.11%), 0.34%, 12/17/21(a)	350,000	350,033,275
(3 mo. LIBOR US + 0.11%), 0.35%, 12/23/21(a)	424,250	424,290,792
(3 mo. LIBOR US + 0.45%), 0.66%, 04/23/21(a)	280,000	280,386,134
Skandinaviska Enskilda Banken AB, New York(c) 0.25%, 05/17/21	90,000	90,011,613
(3 mo. LIBOR US + 0.11%), 0.34%, 01/04/21(a)	126,000	126,000,000
Standard Chartered Bank, New York(a)(c)
(3 mo. LIBOR US + 0.06%), 0.29%, 03/03/21	421,000	421,006,664
(3 mo. LIBOR US + 0.09%), 0.33%, 10/01/21	152,100	152,100,000
(3 mo. LIBOR US + 0.10%), 0.31%, 05/07/21	324,000	324,021,915
(3 mo. LIBOR US + 0.10%), 0.32%, 04/28/21	245,800	245,815,399
Sumitomo Mitsui Banking Corp., New York(a)(c)
(3 mo. LIBOR US + 0.06%), 0.29%, 02/19/21	242,000	242,021,141
(3 mo. LIBOR US + 0.07%), 0.29%, 05/17/21	150,000	150,011,063
(3 mo. LIBOR US + 0.07%), 0.29%, 05/18/21	50,000	50,003,716
(3 mo. LIBOR US + 0.07%), 0.30%, 06/08/21	433,200	433,218,246
(3 mo. LIBOR US + 0.08%), 0.30%, 01/20/21	78,000	78,003,245
(3 mo. LIBOR US + 0.08%), 0.31%, 01/04/21	300,000	300,000,000
(3 mo. LIBOR US + 0.15%), 0.37%, 08/30/21	165,000	165,064,805
(3 mo. LIBOR US + 0.38%), 0.60%, 10/12/21	144,000	144,300,774
(3 mo. LIBOR US + 0.39%), 0.60%, 02/12/21	56,708	56,731,925
(SOFR + 0.28%), 0.37%, 01/22/21	215,000	215,031,267
Sumitomo Mitsui Trust Bank Ltd., New York, (3 mo. LIBOR US + 0.09%), 0.32%, 01/04/21(a)(c)	245,000	245,000,000
Svenska Handelsbanken AB, New York(a)(c)
(3 mo. LIBOR US + 0.11%), 0.33%, 06/16/21	114,000	114,055,682
(3 mo. LIBOR US + 0.11%), 0.34%, 07/01/21	166,300	166,381,229
Toronto-Dominion Bank, New York(a)(c)
(3 mo. LIBOR US + 0.10%), 0.30%, 08/24/21	300,000	300,172,287
(3 mo. LIBOR US + 0.14%), 0.36%, 07/19/21	59,000	59,044,468
UBS AG, Stamford(c) 1.38%, 04/16/21	257,800	258,673,692
1.90%, 03/30/21	245,000	246,022,481
2.00%, 03/30/21	400,000	401,768,024

		13,277,483,243

		14,879,017,392

Commercial Paper — 25.4%
Antalis SA(b)
0.35%, 01/21/21	40,000	39,996,033
0.31%, 06/08/21	31,670	31,631,814
ASB Finance Ltd., London, 0.28%, 07/22/21	299,000	298,638,988
Australia & New Zealand Banking Group Ltd., 0.26%, 06/16/21(b)	196,000	195,830,885
Banco Santander SA, (1 mo. LIBOR US + 0.24%), 0.39%, 02/01/21(a)	32,000	32,006,587
Bank of Nova Scotia, (3 mo. LIBOR US + 0.09%), 0.30%, 02/12/21(a)(d)	150,000	150,018,980
Barton Capital Corp., 0.13%, 01/05/21(b)	30,000	29,999,458
Bayerische Landesbank Girozentrale, New York, 0.20%, 01/05/21(b)	230,000	229,997,764
Bedford Row Funding Corp., 0.10%, 01/06/21(b)	342,000	341,993,160
Bennington Stark Capital Co., 0.12%, 01/05/21(b)	1,107,000	1,106,980,008
BNZ International Funding Ltd., (SOFR + 0.25%), 0.34%, 11/22/21(a)	165,000	164,986,549
BPCE SA, 0.34%, 12/01/21(b)	268,800	267,997,073

22	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	Money Market Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Paper (continued)
Caisse d’Amortissement de la Dette Sociale, 0.48%, 06/15/21(b)	$95,100	$95,007,473
Canadian Imperial Bank of Commerce, New York
0.20%, 01/04/21(b)	380,000	379,996,158
(3 mo. LIBOR US + 0.07%), 0.28%, 08/03/21(a)	100,000	100,017,390
(3 mo. LIBOR US + 0.14%), 0.39%, 06/28/21(a)	370,000	370,250,138
Chesham Finance Ltd., 0.10%, 01/04/21(b)	400,000	399,994,224
Citigroup Global Markets, Inc., 0.26%, 06/04/21(b)	157,500	157,362,340
Concord Minutemen Capital Co., 0.40%, 06/14/21(b)	62,000	61,911,909
Crown Point Capital LLC 0.41%, 01/04/21(b)	384,000	383,994,455
0.34%, 02/01/21(b)	100,000	99,982,044
(3 mo. LIBOR US + 0.16%), 0.39%, 12/08/21(a)	447,500	447,541,130
DBS Bank Ltd.(b) 0.41%, 03/22/21	69,000	68,970,347
0.40%, 04/01/21	70,000	69,964,611
DNB Bank ASA, (3 mo. LIBOR US + 0.10%), 0.35%, 06/25/21(a)	188,000	188,061,717
Glencove Funding LLC, (1 mo. LIBOR US + 0.08%), 0.18%, 05/24/21(a)	280,000	280,000,000
Goldman Sachs International(b) 0.30%, 03/17/21	250,000	249,899,195
0.33%, 12/06/21	157,000	156,534,407
0.36%, 12/22/21	420,800	419,476,723
HSBC Bank PLC
(3 mo. LIBOR US + 0.08%), 0.30%, 02/18/21(a)	250,000	250,018,295
(3 mo. LIBOR US + 0.14%), 0.36%, 08/31/21(a)	150,000	150,039,429
(3 mo. LIBOR US + 0.26%), 0.49%, 06/09/21(a)	322,000	322,273,394
ING US Funding LLC, 0.30%, 12/14/21(b)	365,000	364,271,801
Ionic Capital II Trust(b) 0.26%, 02/24/21	35,000	34,986,471
0.25%, 02/26/21	50,000	49,979,734
0.27%, 03/05/21	46,000	45,978,492
Koch Industries, inc., 0.22%, 02/26/21(b)	125,000	124,968,531
Landesbank Baden-Wurttemberg, New York(b) 0.18%, 01/06/21	612,000	611,986,640
0.30%, 05/17/21	509,000	508,415,574
Legacy Capital LLC 0.25%, 02/16/21(b)	75,000	74,978,752
0.30%, 06/01/21	285,000	285,009,528
Macquarie Bank Ltd., (3 mo. LIBOR US + 0.07%), 0.29%, 02/16/21(a)	90,500	90,502,098
Mitsubishi UFJ Trust & Banking Corp., New York, 0.31%, 02/22/21(b)(d)	45,000	44,990,857
National Bank of Canada, (3 mo. LIBOR US + 0.05%), 0.26%, 08/11/21(a)	106,750	106,762,848
National Security Clearing Corp., 2.25%, 02/24/21(b)	123,500	123,474,150
Oversea Chinese Banking Corp. Ltd. 0.28%, 07/14/21(b)	269,500	269,113,675
(3 mo. LIBOR US + 0.05%), 0.27%, 04/22/21(a)	150,000	150,017,816
Ridgefield Funding Co. LLC(b) 0.15%, 01/04/21	60,183	60,182,204
0.25%, 02/22/21	35,054	35,043,885
0.28%, 06/02/21	235,000	234,681,399
0.29%, 06/07/21	90,500	90,374,089
0.30%, 06/14/21	251,000	250,637,619
Societe Generale SA 0.30%, 06/02/21(b)	581,350	580,687,586
(3 mo. LIBOR US + 0.10%), 0.34%, 03/19/21(a)	350,000	349,985,779
Svenska Handelsbanken AB, 0.31%, 12/08/21(b)	165,000	164,561,100

Security	Par (000)	Value

Commercial Paper (continued)
Toronto-Dominion Bank(b) 0.13%, 01/04/21	$268,600	$268,597,314
0.15%, 01/05/21	253,000	252,996,838
0.18%, 01/05/21	474,000	473,994,075
0.12%, 01/06/21	254,000	253,996,190
0.24%, 05/06/21	191,000	190,831,538
Toyota Credit Canada, Inc., 0.36%, 02/09/21(b)	135,000	134,968,950
Toyota Motor Credit Corp., 0.36%, 01/14/21(b)	289,000	288,989,885
Toyota Motor Finance Netherlands BV, (3 mo. LIBOR US + 0.10%), 0.33%, 08/03/21(a)	215,500	215,522,412
UBS AG, London 1.33%, 03/02/21	150,000	149,936,250
(3 mo. LIBOR US + 0.08%), 0.31%, 02/17/21(a)	150,000	150,000,333
(3 mo. LIBOR US + 0.12%), 0.36%, 10/14/21(a)	230,000	229,999,991
(3 mo. LIBOR US + 0.12%), 0.34%, 11/12/21(a)	111,500	111,499,989
(3 mo. LIBOR US + 0.17%), 0.40%, 12/02/21(a)	170,000	169,999,980
(3 mo. LIBOR US + 0.18%), 0.42%, 06/23/21(a)	186,000	186,060,405
Westpac Banking Corp., 0.22%, 05/28/21(a)	40,000	40,012,788
Westpac Securities NZ Ltd., (3 mo. LIBOR US + 0.07%), 0.28%, 01/25/21(a)	100,000	100,004,992

		15,410,375,236

Corporate Bonds — 0.7%

Automobiles — 0.6%
Toyota Motor Credit Corp., (SOFR + 0.23%), 0.33%, 12/13/21(a)	352,800	353,068,128

Banks — 0.1%
Skandinaviska Enskilda Banken AB, (3 mo. LIBOR US + 0.43%), 0.65%, 05/17/21(a)(d)	51,000	51,075,806
Westpac Banking Corp., (3 mo. LIBOR US + 0.34%), 0.55%, 01/25/21(a)	44,000	44,008,579

		95,084,385

		448,152,513

Municipal Bonds — 4.7%

Alaska — 0.2%
Alaska Housing Finance Corp., RB, VRDN, 0.08%, 12/01/41	47,800	47,800,000
Alaska Housing Finance Corp., Refunding RB, VRDN, 0.08%, 12/01/40	43,650	43,650,000

		91,450,000

California — 0.1%
State of California, Refunding GO, VRDN, 0.09%, 05/01/40	81,390	81,390,000

Delaware — 0.0%
Rib Floater Trust Various States, RB, VRDN, 0.44%, 08/15/22(d)	16,480	16,480,000

Florida — 0.1%
City of Gainesville Florida Utilities System Revenue, Refunding RB, Series A, 0.10%, 10/01/36(a)	56,985	56,985,000

Maine — 0.1%
Maine State Housing Authority, Refunding RB, VRDN, 0.15%, 11/15/50	51,385	51,385,000

Massachusetts — 0.0%
Commonwealth of Massachusetts, GO, Series C, 0.25%, 06/17/21	23,425	23,435,073

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) December 31, 2020	Money Market Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Minnesota — 0.0%
Taxable Municipal Funding Trust, Refunding RB, VRDN, 0.44%, 12/01/30(d)	$8,155	$8,155,000

New Hampshire — 0.0%
New Hampshire Business Finance Authority, RB, VRDN, 0.26%, 07/01/29(d)	12,500	12,500,000

New Jersey — 0.3%
Taxable Municipal Funding Trust, Refunding RB(d)
VRDN, 0.19%, 09/01/26	17,200	17,200,000
VRDN, 0.44%, 09/01/27	157,920	157,920,000

		175,120,000

New York — 2.0%
Battery Park City Authority, Refunding RB, Series D-2, 0.10%, 11/01/38(a)	97,400	97,400,000
Jets Stadium Development LLC(d)
Series A-4A, VRDN, 0.21%, 04/01/47	39,555	39,555,000
Series A-4B, VRDN, 0.21%, 04/01/47	2,500	2,500,000
Series A-4C, VRDN, 0.21%, 04/01/47	34,400	34,400,000
Jets Stadium Finance Issuer 2015 LLC, VRDN, 0.21%, 04/01/47(d)	120,495	120,495,000
Metropolitan Transportation Authority, Refunding RB, VRDN, 0.10%, 11/01/32	56,540	56,540,000
Mizuho Floater/Residual Trust, RB(d)
VRDN, 0.55%, 09/01/23	66,656	66,656,285
VRDN, 0.55%, 09/01/27	36,979	36,978,551
VRDN, 0.55%, 12/01/58	42,500	42,500,000
Rib Floater Trust Various States, RB, VRDN, 0.44%, 07/01/22(d)	14,635	14,635,000
Taxable Municipal Funding Trust, RB(d)
VRDN, 0.19%, 10/01/21	3,270	3,270,000
VRDN, 0.44%, 01/16/25	28,000	28,000,000
VRDN, 0.44%, 04/01/25	389,920	389,920,000
VRDN, 0.44%, 05/01/29	81,525	81,525,000
VRDN, 0.44%, 09/01/30	133,270	133,270,000
VRDN, 0.44%, 03/01/47	6,300	6,300,000
Taxable Municipal Funding Trust, Refunding RB(d)
VRDN, 0.19%, 09/01/30	40,380	40,380,000
VRDN, 0.24%, 05/15/50	16,005	16,005,000

		1,210,329,836

North Carolina — 0.1%
Edward-Elmhurst Healthcare, VRDN, Series 2018, 0.13%, 01/01/48(a)	52,065	52,065,000

Ohio — 0.1%
Mizuho Floater/Residual Trust, RB, VRDN, 0.33%, 11/01/49(d)	34,170	34,170,000

Pennsylvania — 0.2%
Sports & Exhibition Authority of Pittsburgh and Allegheny County RB, VRDN, Series A, 0.11%, 11/01/38	105,800	105,800,000

Texas — 1.1%
State of Texas, GO 0.09%, 06/01/46(a)	59,255	59,255,000
0.10%, 12/01/46(a)	113,355	113,355,000
VRDN, 0.11%, 12/01/49	191,820	191,820,000
VRDN, 0.09%, 12/01/50	211,700	211,700,000
Series A, 0.12%, 06/01/44(a)	59,300	59,300,000
Series A, 0.12%, 06/01/45(a)	54,705	54,705,000

		690,135,000

Security	Par (000)	Value

Washington — 0.2%
Port of Seattle, Refunding RB, VRDN, 0.12%, 07/01/33	$115,000	$115,000,000

West Virginia — 0.2%
Taxable Municipal Funding Trust, RB, VRDN, 0.19%, 01/01/54(d)	103,455	103,455,000

Wisconsin — 0.0%
Taxable Municipal Funding Trust, RB, VRDN, 0.44%, 11/01/24(d)	6,145	6,145,000

		2,833,999,909

Time Deposits — 6.6%
ABN Amro Bank NV 0.18%, 01/04/21	110,000	110,000,000
0.12%, 01/06/21	300,000	300,000,000
Bank of Montreal, 0.10%, 01/07/21	450,000	450,000,000
Credit Agricole CIB, 0.08%, 01/04/21	893,770	893,770,000
Landesbank Hessen-Thueringen Girozentrale, 0.10%, 01/04/21	157,000	157,000,000
Mizuho Bank Ltd., New York, 0.09%, 01/04/21	600,000	600,000,000
National Bank Of Canada, 0.11%, 01/04/21	150,000	150,000,000
Royal Bank of Canada 0.06%, 01/04/21	540,000	540,000,000
0.08%, 01/04/21	750,000	750,000,000
Skandinaviska Enskilda Banken, 0.07%, 01/04/21	56,000	56,000,000

		4,006,770,000

U.S. Government Sponsored Agency Obligations — 1.6%
Federal Home Loan Bank, 0.07%, 01/04/21 - 01/08/21(b)	949,945	949,939,186

		949,939,186

U.S. Treasury Obligations — 10.7%
U.S. Treasury Bills(b)
0.08%, 01/05/21	402,517	402,516,366
0.11%, 01/14/21 - 12/30/21	3,493,295	3,492,774,538
0.10%, 01/21/21 - 04/29/21	2,592,213	2,591,879,991

		6,487,170,895

Total Short-Term Securities — 74.3% (Cost: $45,005,513,952)		45,015,425,131

Total Repurchase Agreements — 25.5% (Cost: $15,482,500,000)		15,482,500,000

Total Investments — 99.8% (Cost: $60,488,013,952(e))		60,497,925,131

Other Assets Less Liabilities — 0.2%		106,419,086

Net Assets — 100.0%		$60,604,344,217

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	Rates are the current rate or a range of current rates as of period end.
(c)	Issuer is a U.S. branch of foreign domiciled bank.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Cost for U.S. federal income tax purposes.

24	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	Money Market Master Portfolio

Repurchase Agreements

	Repurchase Agreements							Collateral

Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received At Value

Barclays Capital, Inc.	0.18	%(a)	12/31/20	01/04/21	$409,000	$409,000	$409,008,180	Corporate Debt/Obligation, 0.75% to 8.50%, due 09/14/21 to 10/01/66	$362,196,789	$429,450,000
	0.38	(a)	12/31/20	01/04/21	137,000	137,000	137,005,784	Corporate Debt/Obligation, 3.38% to 13.00%, due 09/24/21 to 02/15/45	145,833,851	153,442,429
	0.35	(a)	12/31/20	02/04/21	192,000	192,000	192,065,333	U.S. Treasury Obligation, 2.25%, due 11/15/27	176,056,700	195,840,036
	0.58	(a)	12/31/20	04/05/21	71,500	71,500	71,609,435	Corporate Debt/Obligation, 1.45% to 4.59%, due 08/15/52 to 01/15/60	75,101,241	76,505,000
	0.58	(a)	12/31/20	04/05/21	71,500	71,500	71,609,435	Corporate Debt/Obligation, 0.59% to 8.38%, due 12/20/24 to 09/15/61	87,985,667	76,505,001
	0.08		12/31/20	01/04/21	1,250,000	1,250,000	1,250,011,111	U.S. Government Sponsored Agency Obligation, 0.00% to 9.55%, due 01/15/21 to 10/25/55	6,354,695,439	1,302,544,417

Total Barclays Capital, Inc.						$2,131,000				$2,234,286,883

BNP Paribas S.A.	0.18	(a)	12/31/20	01/04/21	355,000	355,000	355,007,100	Corporate Debt/Obligation, 0.00% to 7.90%, due 09/01/22 to 08/25/56	500,149,223	423,282,024
	0.51	(a)	12/31/20	04/05/21	75,000	75,000	75,100,938	Corporate Debt/Obligation, 3.63% to 11.75%, due 06/15/23 to 12/31/49	79,535,360	86,043,253
	0.51	(a)	12/31/20	04/05/21	100,000	100,000	100,134,583	Corporate Debt/Obligation, 1.57% to 8.00%, due 01/15/21 to 01/15/42	110,996,272	114,784,459
	0.45		12/11/20	01/04/21	200,000	200,000	200,130,000	Corporate Debt/Obligation, 4.25% to 11.13%, due 06/01/21 to 02/01/31	218,325,492	230,000,000

Total BNP Paribas S.A.						$730,000				$854,109,736

Citigroup Global Markets, Inc.(b)	0.06		12/31/20	01/04/21	45,000	45,000	45,000,300	U.S. Treasury Obligation, 0.38% to 3.13%, due 04/30/25 to 02/15/44	29,980,782	45,900,003
	0.08		12/31/20	01/04/21	97,000	97,000	97,000,862	U.S. Government Sponsored Agency Obligation, 4.00% to 5.50%, due 05/20/49 to 07/20/49	229,447,454	98,940,268
	0.13	(a)	12/31/20	01/04/21	100,000	100,000	100,001,444	Corporate Debt/Obligation, 0.00% to 0.10%, due 05/06/21 to 12/14/21	105,093,420	105,000,000
	0.60	(a)	12/31/20	04/02/21	209,000	209,000	209,320,467	U.S. Government Sponsored Agency Obligation, 0.25% to 6.55%, due 02/01/21 to 08/15/62	2,733,408,403	222,178,255

Total Citigroup Global Markets, Inc.						$451,000				$472,018,526

Credit Agricole Corp.(b)	0.06		12/31/20	01/04/21	163,000	163,000	163,001,087	U.S. Treasury Obligation, 0.13% to 2.50%, due 05/31/22 to 02/15/26	158,094,814	166,260,017
	0.08		12/31/20	01/04/21	110,000	110,000	110,000,978	U.S. Government Sponsored Agency Obligation, 2.00%, due 11/20/50	107,449,767	112,200,000

Total Credit Agricole Corp.						$273,000				$278,460,017

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) December 31, 2020	Money Market Master Portfolio

Repurchase Agreements (continued)

	Repurchase Agreements							Collateral

Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received At Value

Credit Suisse Securities (USA) LLC	0.59	%(a)	12/31/20	02/04/21	$100,000	$100,000	$100,057,361	Corporate Debt/Obligation, 0.67% to 4.88%, due 02/25/30 to 06/16/61	$884,649,955	$106,673,110
	0.79	(a)	12/31/20	04/05/21	526,000	526,000	527,096,564	Corporate Debt/ Obligation, 0.00% to 7.75%, due 04/07/21 to 09/25/65	12,725,983,484	580,132,922

Total Credit Suisse Securities (USA) LLC						$626,000				$686,806,032

Deutsche Bank Securities, Inc.	0.08		12/31/20	01/04/21	800,000	800,000	800,007,111	U.S. Government Sponsored Agency Obligation, 0.00% to 2.13%, due 04/14/21 to 07/15/32	819,481,000	816,000,210
Goldman Sachs & Co.	0.07		12/31/20	01/04/21	3,150,000	3,150,000	3,150,024,500	U.S. Government Sponsored Agency Obligation, 0.00% to 6.50%, due 01/14/21 to 12/20/50	4,051,088,132	3,213,000,000
HSBC Securities (USA), Inc.	0.20	(a)	12/31/20	01/04/21	33,000	33,000	33,000,733	Corporate Debt/ Obligation, 2.15% to 5.45%, due 05/08/22 to 04/15/50	31,171,276	34,650,001
	0.28	(a)	12/31/20	01/04/21	89,500	89,500	89,502,784	Corporate Debt/Obligation, 0.00% to 6.75%, due 08/03/22 to 10/06/70	86,495,494	94,294,231

Total HSBC Securities (USA), Inc.						$122,500				$128,944,232

J.P. Morgan Securities LLC	0.06		12/31/20	01/04/21	4,000	4,000	4,000,027	U.S. Treasury Obligation, 0.00% to 7.63%, due 01/05/21 to 08/15/50	3,694,692	4,080,000
	0.08		12/31/20	01/04/21	188,000	188,000	188,001,671	U.S. Government Sponsored Agency Obligation, 1.50% to 7.00%, due 05/20/26 to 12/15/62	355,870,361	191,760,000
	0.18	(a)	12/31/20	01/04/21	285,000	285,000	285,005,700	Corporate Debt/Obligation, 0.00%, due 02/04/21	294,163,730	293,977,967
	0.20	(a)	12/31/20	01/04/21	115,000	115,000	115,002,556	U.S. Government Sponsored Agency Obligation, 0.00% to 3.13%, due 03/10/21 to 07/20/46	192,025,188	119,872,479
	0.26	(a)	12/31/20	01/04/21	90,000	90,000	90,002,600	Corporate Debt/Obligation, 0.29% to 4.43%, due 08/17/26 to 11/25/59	580,988,464	96,300,000
	0.43	(a)	12/31/20	01/04/21	90,000	90,000	90,004,300	Corporate Debt/Obligation, 1.52% to 7.88%, due 03/28/22 to 12/31/00	91,381,027	98,815,948
	0.14	(a)	12/31/20	01/07/21	249,000	249,000	249,006,778	U.S. Government Sponsored Agency Obligation, 0.00% to 5.35%, due 02/20/34 to 10/16/62	1,745,500,366	261,450,000
	0.38	(a)	12/31/20	01/07/21	735,000	735,000	735,054,308	Corporate Debt/Obligation, 0.56% to 11.50%, due 02/01/21 to 12/31/00	676,684,266	779,572,673
	0.43	(a)	12/31/20	01/07/21	400,000	400,000	400,033,444	Corporate Debt/Obligation, 0.00% to 9.75%, due 03/15/21 to 09/15/96	1,234,446,282	435,039,454
	0.59	(a)	12/31/20	03/31/21	205,000	205,000	205,302,375	Corporate Debt/Obligation, 0.43% to 7.00%, due 01/07/21 to 01/15/77	1,236,811,398	220,294,488

26	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	Money Market Master Portfolio

Repurchase Agreements (continued)

	Repurchase Agreements							Collateral

Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received At Value

J.P. Morgan Securities LLC (continued)	0.54	%(a)	12/31/20	04/01/21	$175,000	$175,000	$175,238,875	Corporate Debt/Obligation, 0.73% to 8.36%, due 01/15/24 to 03/15/62	$388,282,995	$188,595,277
	0.06		12/31/20	01/04/21	3,000,000	3,000,000	3,000,020,000	U.S. Treasury Obligation, 0.13% to 7.63%, due 07/15/21 to 11/30/25	2,814,720,400	3,060,000,065

Total J.P. Morgan Securities LLC						$5,536,000				$5,749,758,351

Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.18	(a)	12/31/20	01/04/21	115,000	115,000	115,002,300	U.S. Government Sponsored Agency Obligation, 2.69% to 4.15%, due 11/01/25 to 06/01/49	101,563,575	118,450,001
	0.48	(a)	12/31/20	02/04/21	305,000	305,000	305,142,333	Corporate Debt/Obligation, 1.81% to 6.11%, due 06/10/30 to 04/17/63	350,423,352	326,350,000
	0.78	(a)	12/31/20	03/06/21	240,000	240,000	240,338,000	Corporate Debt/Obligation, 0.00% to 9.40%, due 02/26/24 to 08/25/59	332,829,974	284,031,004
	0.06		12/31/20	01/04/21	5,000	5,000	5,000,044	U.S. Government Sponsored Agency Obligation, 1.37%, due 07/25/29	55,034,324	5,250,000

Total Merrill Lynch, Pierce, Fenner & Smith, Inc.						$665,000				$734,081,005

Mizuho Security USA, Inc.	0.23	(a)	12/31/20	01/04/21	24,000	24,000	24,000,613	Corporate Debt/Obligation, 0.80% to 8.88%, due 01/21/21 to 10/12/10	23,384,662	25,374,330
	0.38	(a)	12/31/20	01/04/21	12,000	12,000	12,000,507	Corporate Debt/Obligation, 1.17% to 7.88%, due 04/25/22 to 12/15/44	10,782,273	12,600,000
	0.70	(a)	12/31/20	02/04/21	67,000	67,000	67,045,597	U.S. Government Sponsored Agency Obligation, 1.00% to 6.00%, due 02/25/31 to 01/25/51	453,926,980	70,350,000
	0.80	(a)	12/31/20	04/01/21	40,000	40,000	40,080,889	U.S. Treasury Obligation, 1.75%, due 07/31/21	40,126,100	40,800,091

Total Mizuho Security USA, Inc.						$143,000				$149,124,421

TD Securities (USA) LLC	0.20	(a)	12/31/20	01/04/21	75,000	75,000	75,001,667	Corporate Debt/Obligation, 0.65% to 7.75%, due 03/08/21 to 08/15/60	72,419,656	79,004,324
Wells Fargo Securities LLC	0.36		11/19/20	02/17/21	50,000	50,000	50,045,000	Corporate Debt/Obligation, 0.00%, due 07/09/21	51,553,049	51,500,001
	0.38		12/01/20	03/01/21	90,000	90,000	90,085,500	Corporate Debt/Obligation, 0.00%, due 04/29/21	93,177,929	93,081,287
	0.57		12/14/20	03/12/21	100,000	100,000	100,139,333	Corporate Debt/Obligation, 0.56% to 5.52%, due 02/11/28 to 12/21/65	257,933,846	107,095,373
	0.08		12/31/20	01/04/21	50,000	50,000	50,000,444	U.S. Government Sponsored Agency Obligation, 1.50% to 4.50%, due 12/01/21 to 12/01/50	89,385,503	51,500,000

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) December 31, 2020	Money Market Master Portfolio

Repurchase Agreements (continued)

	Repurchase Agreements							Collateral

Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received At Value

Wells Fargo Securities LLC (continued)	0.18	%(a)	12/31/20	01/04/21	$100,000	$100,000	$100,002,000	Corporate Debt/Obligation, 0.00%, due 03/22/21	$ 103,599,288	$ 103,507,505
	0.20	(a)	12/31/20	01/04/21	390,000	390,000	390,008,667	Corporate Debt/Obligation, 0.11% to 8.25%, due 02/15/23 to 04/25/65	1,080,492,447	417,300,000

Total Wells Fargo Securities LLC						780,000				823,984,166

						$15,482,500				$ 16,219,577,903

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(b)	Traded in a joint account.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarize the Fund’s investments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Short-Term Securities
Certificates of Deposit	$—	$14,879,017,392	$—	$14,879,017,392
Commercial Paper	—	15,410,375,236	—	15,410,375,236
Corporate Bonds	—	448,152,513	—	448,152,513
Municipal Bonds	—	2,833,999,909	—	2,833,999,909
Repurchase Agreements	—	15,482,500,000	—	15,482,500,000
Time Deposits	—	4,006,770,000	—	4,006,770,000
U.S. Government Sponsored Agency Obligations	—	949,939,186	—	949,939,186
U.S. Treasury Obligations	—	6,487,170,895	—	6,487,170,895

	$—	$60,497,925,131	$—	$60,497,925,131

See notes to financial statements.

28	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2020	Treasury Money Market Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Short-Term Securities

U.S. Treasury Obligations — 63.6%
U.S. Treasury Bills(a) 0.08%, 01/05/21 - 04/08/21	$690,508	$690,386,009
0.09%, 01/07/21 - 06/24/21	5,632,889	5,632,254,365
0.12%, 01/19/21	112,460	112,454,377
0.10%, 01/26/21 - 07/01/21	2,006,420	2,005,952,636
0.11%, 02/11/21 - 12/02/21	768,358	767,930,752
0.14%, 03/25/21 - 11/04/21	622,429	622,054,844
0.16%, 05/20/21 - 07/15/21	155,265	155,161,587
U.S. Treasury Notes
2.00%, 01/15/21 - 10/31/21	84,900	85,879,299
(3 mo.Treasury money market yield + 0.12%), 0.21%, 01/31/21(b)	301,250	301,241,733
(3 mo.Treasury money market yield + 0.14%), 0.23%, 04/30/21(b)	278,280	278,267,725
2.25%, 04/30/21	100,000	100,675,401
(3 mo.Treasury money market yield + 0.22%), 0.32%, 07/31/21(b)	495,000	494,957,626
2.75%, 09/15/21	182,000	185,334,676
(3 mo.Treasury money market yield + 0.30%), 0.40%, 10/31/21(b)	368,135	368,517,318
1.50%, 11/30/21	50,000	50,622,306
(3 mo.Treasury money market yield + 0.15%), 0.24%, 01/31/22(b)	108,995	108,987,777

Security	Par (000)	Value

U.S. Treasury Obligations (continued)
U.S. Treasury Notes (continued)
(3 mo.Treasury money market yield + 0.11%), 0.21%, 04/30/22(b)	$264,835	$264,827,690
(3 mo.Treasury money market yield + 0.05%), 0.14%, 07/31/22(b)	470,082	470,073,652
(3 mo.Treasury money market yield + 0.06%), 0.14%, 10/31/22(b)	750,000	749,982,458

Total Short-Term Securities —63.6% (Cost: $13,445,562,231)		13,445,562,231

Total Repurchase Agreements — 36.4% (Cost: $7,711,000,000)		7,711,000,000

Total Investments — 100.0% (Cost: $21,156,562,231(c))		21,156,562,231

Other Assets Less Liabilities — 0.0%		2,119,948

Net Assets — 100.0%		$21,158,682,179

(a)	Rates are the current rate or a range of current rates as of period end.
(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Cost for U.S. federal income tax purposes.

Repurchase Agreements

	Repurchase Agreements							Collateral

Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received At Value

Bank of Nova Scotia	0.06%		12/31/20	01/04/21	$1,000,000	$1,000,000	$ 1,000,006,667	U.S. Treasury Obligation, 0.00% to 4.38%, due 2/02/21 to 5/15/49	$ 952,119,600	$ 1,020,006,800
Barclays Capital, Inc.	0.08		12/31/20	01/04/21	1,430,000	1,430,000	1,430,009,533	U.S. Treasury Obligation, 0.00% to 5.25%, due 2/04/21 to 8/15/47	1,278,822,800	1,458,600,046
BNP Paribas S.A	0.06		12/31/20	01/04/21	200,000	200,000	200,001,333	U.S. Treasury Obligation, 0.00% to 3.63%, due 1/31/22 to 11/15/49	165,780,011	204,000,073
Citigroup Global Markets, Inc.(a)	0.06		12/31/20	01/04/21	1,130,000	1,130,000	1,130,007,533	U.S. Treasury Obligation, 0.00% to 3.13%, due 1/07/21 to 11/15/50	1,030,186,418	1,152,600,109
Credit Agricole Corp.(a)	0.06		12/31/20	01/04/21	437,000	437,000	437,002,913	U.S. Treasury Obligation, 0.13% to 2.50%, due 5/31/22 to 2/15/26	423,849,286	445,740,045
Credit Suisse Securities (USA) LLC	0.05		12/31/20	01/04/21	1,150,000	1,150,000	1,150,006,389	U.S. Treasury Obligation, 0.00% to 8.13%, due 1/01/21 to 2/15/41(b)	1,156,375,926	1,172,236,595
HSBC Securities (USA), Inc.	0.06	(c)	12/31/20	01/04/21	225,000	225,000	225,001,500	U.S. Treasury Obligation, 0.00% to 5.38%, due 4/01/21 to 11/15/48	257,889,900	229,500,000
J.P. Morgan Securities LLC	0.06		12/31/20	01/04/21	700,000	700,000	700,004,667	U.S. Treasury Obligation, 0.00% to 7.63%, due 1/07/21 to 11/15/49	696,364,673	714,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.06		12/31/20	01/04/21	500,000	500,000	500,003,333	U.S. Treasury Obligation, 0.00%, due 11/15/31	661,875,076	510,000,000
Mufg Securities Americas Inc.	0.05		12/31/20	01/04/21	25,000	25,000	25,000,139	U.S. Treasury Obligation, 0.00%, due 2/15/49	41,082,800	25,500,053

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) December 31, 2020	Treasury Money Market Master Portfolio

Repurchase Agreements (continued)

	Repurchase Agreements							Collateral

Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received At Value

Natixis SA	0.06%		12/31/20	01/04/21	$199,000	$199,000	$199,001,327	U.S. Treasury Obligation, 0.00% to 6.50%, due 3/04/21 to 2/15/50	$182,309,500	$202,980,081
	0.06	(c)	12/31/20	01/04/21	290,000	290,000	290,001,933	U.S. Treasury Obligation, 0.00% to 6.50%, due 5/20/21 to 8/15/49	266,370,800	295,800,001

Total Natixis SA						$489,000				$498,780,082

SG Americas Securities LLC	0.05		12/31/20	01/04/21	150,000	150,000	150,000,833	U.S. Treasury Obligation, 0.00% to 2.00%, due 2/15/23 to 2/15/49	167,977,287	153,000,070
TD Securities (USA) LLC	0.05		12/31/20	01/04/21	250,000	250,000	250,001,389	U.S. Treasury Obligation, 0.13% to 2.88%, due 4/30/22 to 5/15/28	240,275,500	255,000,070
Wells Fargo Securities LLC	0.06		12/31/20	01/04/21	25,000	25,000	25,000,167	U.S. Treasury Obligation, 3.38%, due 11/15/48	18,162,000	25,500,041

						$7,711,000				$7,864,463,984

(a)	Traded in a joint account.
(b)	Includes $38,170,226 of cash collateral received.
(c)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarize the Master Portfolio’s investments categorized in the disclosure hierarchy. The breakdown of the Master Portfolio’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Short-Term Securities
Repurchase Agreements	$—	$7,711,000,000	$—	$7,711,000,000
U.S. Treasury Obligations	—	13,445,562,231	—	13,445,562,231

	$—	$21,156,562,231	$—	$21,156,562,231

See notes to financial statements.

30	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

December 31, 2020

	Money Market Master Portfolio	Treasury Money Market Master Portfolio

ASSETS
Investments at value — unaffiliated(a)	$45,015,425,131	$13,445,562,231
Cash	82,218,084	766,004
Repurchase agreements at value(b)	15,482,500,000	7,711,000,000
Receivables:
Interest — unaffiliated	28,901,941	3,539,315

Total assets	60,609,045,156	21,160,867,550

LIABILITIES
Payables:
Investment advisory fees	4,395,323	2,087,032
Trustees’ fees	109,996	48,396
Other accrued expenses	—	49,943
Professional fees	195,620	—

Total liabilities	4,700,939	2,185,371

NET ASSETS	$60,604,344,217	$21,158,682,179

NET ASSETS CONSIST OF
Investors’ capital	$60,594,433,038	$21,158,682,179
Net unrealized appreciation (depreciation)	9,911,179	—

NET ASSETS	$60,604,344,217	$21,158,682,179

(a) Investments at cost — unaffiliated	$45,005,513,952	$13,445,562,231
(b) Repurchase agreements at cost	$15,482,500,000	$7,711,000,000

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	31

Statements of Operations

Year Ended December 31, 2020

	Money Market Master Portfolio	Treasury Money Market Master Portfolio

INVESTMENT INCOME
Interest — unaffiliated	$484,364,041	$69,261,632

Total investment income	484,364,041	69,261,632

EXPENSES
Investment advisory	57,516,653	15,608,102
Trustees	386,680	173,590
Professional	133,972	39,217

Total expenses	58,037,305	15,820,909
Less:
Fees waived and/or reimbursed by the Manager	(17,775,648)	(4,895,238)

Total expenses after fees waived and/or reimbursed	40,261,657	10,925,671

Net investment income	444,102,384	58,335,961

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Investments — unaffiliated	2,445,662	2,634,886
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(3,672,403)	—

Net realized and unrealized gain (loss)	(1,226,741)	2,634,886

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$442,875,643	$60,970,847

See notes to financial statements.

32	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	Money Market Master Portfolio		Treasury Money Market Master Portfolio

	Year Ended December 31,		Year Ended December 31,

	2020	2019	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$444,102,384	$1,218,511,997	$58,335,961	$229,491,046
Net realized gain	2,445,662	658,671	2,634,886	1,208,116
Net change in unrealized appreciation (depreciation)	(3,672,403)	14,197,832	—	—

Net increase in net assets resulting from operations	442,875,643	1,233,368,500	60,970,847	230,699,162

CAPITAL TRANSACTIONS
Proceeds from contributions	286,294,830,540	235,125,900,281	232,611,625,885	215,732,811,573
Value of withdrawals	(280,577,047,683)	(229,255,796,451)	(225,213,163,827)	(210,316,698,539)

Net increase in net assets derived from capital transactions	5,717,782,857	5,870,103,830	7,398,462,058	5,416,113,034

NET ASSETS
Total increase in net assets	6,160,658,500	7,103,472,330	7,459,432,905	5,646,812,196
Beginning of year	54,443,685,717	47,340,213,387	13,699,249,274	8,052,437,078

End of year	$60,604,344,217	$54,443,685,717	$21,158,682,179	$13,699,249,274

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	33

Financial Highlights

	Money Market Master Portfolio

	Year Ended December 31,

	2020	2019	2018	2017	2016

Total Return
Total return	0.82%	2.45%	2.10%	1.23%	0.63%

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived and/or reimbursed	0.07%	0.07%	0.07%	0.07%	0.07%

Net investment income	0.77%	2.38%	2.06%	1.25%	0.60%

Supplemental Data
Net assets, end of year (000)	$60,604,344	$54,443,686	$47,340,213	$56,134,571	$41,223,924

See notes to financial statements.

34	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights   (continued)

	Treasury Money Market Master Portfolio

	Year Ended December 31,

	2020	2019	2018	2017	2016

Total Return
Total return	0.45%	2.17%	1.81%	0.84%	0.32%

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived and/or reimbursed	0.07%	0.07%	0.07%	0.07%	0.07%

Net investment income	0.37%	2.12%	1.76%	0.87%	0.31%

Supplemental Data
Net assets, end of year (000)	$21,158,682	$13,699,249	$8,052,437	$9,348,334	$6,067,065

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L H I G H L I G H T S	35

Notes to Financial Statements

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to two series of MIP: Money Market Master Portfolio and Treasury Money Market Master Portfolio (each, a “Master Portfolio” and together, the “Master Portfolios”). Each Master Portfolio is classified as diversified.

Treasury Money Market Master Portfolio operates as a “government money market fund” under Rule 2a-7 under the 1940 Act. The Master Portfolio is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Master Portfolio’s weekly liquid assets.

With respect to Money Market Master Portfolio, the Board of Trustees of MIP (the “Board”) is permitted to impose a liquidity fee of up to 2% on the value of shares redeemed or temporarily restrict redemptions from Money Market Master Portfolio for up to 10 business days during a 90 day period, in the event that such Money Market Master Portfolio’s weekly liquid assets fall below certain thresholds.

The Master Portfolios, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Liquidity Fees: Any liquidity fees imposed on the value of shares redeemed in the event that the Money Market Master Portfolio’s weekly liquid assets fall below certain thresholds are recorded as paid-in-capital. The liquidity fees are collected and retained by the Money Market Master Portfolio for the benefit of the Money Market Master Portfolio’s remaining shareholders.

Indemnifications: In the normal course of business, a Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. A Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to a Master Portfolio are charged to that Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies (Money Market Master Portfolio): The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Investment Valuation Policies (Treasury Money Market Master Portfolio): U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Master Portfolio seeks to maintain the NAV per share of its feeder funds at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Money Market Master Portfolio’s assets and liabilities:

•

Investments are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot

36	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Master Portfolio has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain eligible collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Repurchase agreements may be traded bilaterally, in a tri-party arrangement or may be centrally cleared through a sponsoring agent. Subject to the custodial undertaking associated with a tri-party repurchase arrangement and for centrally cleared repurchase agreements, a third party custodian maintains accounts to hold collateral for a fund and its counterparties. Typically, a fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or a fund, respectively. A fund, along with other registered investment companies advised by the Manager, may transfer uninvested cash into a single joint trading account which is then invested in one or more repurchase agreements.

In the event the counterparty defaults and the fair value of the collateral declines, a fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by a fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits a fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, a fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, a fund would recognize a liability with respect to such excess collateral. The liability reflects a fund’s obligation under bankruptcy law to return the excess to the counterparty.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of each Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolios’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Master Portfolio.

For such services, each Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.10% of the average daily value of each Master Portfolio’s net assets.

Administration: MIP, on behalf of the Master Portfolios entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Master Portfolios’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolios.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements (continued)

BAL is not entitled to compensation for providing administrative services to the Master Portfolios, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolios, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolios.

Expense Waivers and Reimbursements: The Manager contractually agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.03% of the average daily value of each Master Portfolio’s net assets through April 30, 2021. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2020, the amounts waived were as follows:

Master Portfolio Name	Amounts Waived
Money Market Master Portfolio	$17,254,996
Treasury Money Market Master Portfolio	4,682,431

The Manager has also voluntarily agreed to waive a portion of their respective management investments advisory fees to enable the feeders that invest in the Master Portfolios to maintain minimum levels of daily net investment income, if applicable. The Manager may discontinue the waiver at any time. For the year ended December 31, 2020, there were no fees waived and/or reimbursed by the Manager under this agreement.

The fees and expenses of the MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Master Portfolios’ independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolios. The Manager contractually agreed to reimburse the Master Portfolios or provide an offsetting credit against the administration fees paid by the Master Portfolios in an amount equal to these independent expenses through April 30, 2021. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2020, the amounts waived were as follows:

Fund Name	Amounts Waived
Money Market Master Portfolio	$520,652
Treasury Money Market Master Portfolio	212,807

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolios may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Master Portfolio’s investment policies and restrictions. Each Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2020, the Master Portfolios did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of MIP are directors and/or officers of BlackRock or its affiliates.

6.	INCOME TAX INFORMATION

Treasury Money Market Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Treasury Money Market Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Treasury Money Market Master Portfolio as of December 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

Money Market Master Portfolio is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Master Portfolio is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so the owner of the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

38	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

7.	PRINCIPAL RISKS

In the normal course of business, certain Master Portfolios invest in securities or other instruments and may enter into certain transactions, and such activities subject each Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolios and their investments. Each Master Portfolio’s prospectus provides details of the risks to which each Master Portfolio is subject.

Certain obligations held by the Money Market Master Portfolio have a credit enhancement or liquidity feature that may, under certain circumstances, provide for repayment of principal and interest on the obligation when due. These enhancements, which may include letters of credit, stand-by bond purchase agreements and/or third party insurance, are issued by financial institutions. The value of the obligations may be affected by changes in creditworthiness of the entities that provide the credit enhancements or liquidity features. The Money Market Master Portfolio monitors its exposure by reviewing the creditworthiness of the issuers, as well as the financial institutions issuing the credit enhancements and by limiting the amount of holdings with credit enhancements from one financial institution.

Certain affiliates indirectly invest in the Master Portfolios through the SL Agency Shares of BlackRock Cash Funds. As of period end, these affiliated investors represent a significant portion of the net assets of Money Market Master Portfolio and Treasury Money Market Master Portfolio.

Market Risk: Each Master Portfolio may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Master Portfolio to reinvest in lower yielding securities. Each Master Portfolio may also be exposed to reinvestment risk, which is the risk that income from each Master Portfolio’s portfolio will decline if each Master Portfolio invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Master Portfolio portfolio’s current earnings rate.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The price the Money Market Master Portfolio could receive upon the sale of any particular portfolio investment may differ from the Money Market Master Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Money Market Master Portfolio’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Money Market Master Portfolio, and the Money Market Master Portfolio could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Money Market Master Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Master Portfolios may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolios manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Master Portfolios.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within certain Master Portfolio’s portfolio are disclosed in its Schedule of Investments.

Certain Master Portfolios invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Master Portfolios may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Master Portfolios may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Master Portfolios is uncertain.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

Master Investment Portfolio and Investors of Money Market Master Portfolio and Treasury Money Market Master Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Money Market Master Portfolio and Treasury Money Market Master Portfolio (two of the series constituting Master Investment Portfolio, hereafter collectively referred to as the “Master Portfolios”) as of December 31, 2020, the related statements of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Master Portfolios as of December 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2020 and each of the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Master Portfolios’ management. Our responsibility is to express an opinion on the Master Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Master Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 16, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	33 RICs consisting of 159 Portfolios	None

Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	33 RICs consisting of 159 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019.	33 RICs consisting of 159 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	33 RICs consisting of 159 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	33 RICs consisting of 159 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	33 RICs consisting of 159 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	41

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	33 RICs consisting of 159 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; WABCO (commercial vehicle safety systems); Sealed Air Corp. (packaging)

Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989.	33 RICs consisting of 159 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	33 RICs consisting of 159 Portfolios	None

Joseph P. Platt 1947	Trustee (Since 2009)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	33 RICs consisting of 159 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter- Tel from 2006 to 2007.	33 RICs consisting of 159 Portfolios	None

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Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	33 RICs consisting of 159 Portfolios	None

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	117 RICs consisting of 267 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	118 RICs consisting of 268 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)  In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	43

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Neal J. Andrews 1966	Chief Financial Officer (Since 2009)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.

Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Trust/MIP serve at the pleasure of the Board.

Further information about the Trust’s/MIP’s Trustees and Officers is available in the Trust’s/MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Neal J. Andrews retired as the Chief Financial Officer effective December 31, 2020, and Trent Walker was elected as the Chief Financial Officer effective January 1, 2021.

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Additional Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Transfer Agent at (888) 204-3956.

Availability of Quarterly Schedule of Investments

The Funds/Master Portfolios file their complete schedule of portfolio holdings with the SEC each month on Form N-MFP. The Funds’/Master Portfolios’ reports on Form N-MFP are available on the SEC’s website at sec.gov. Each Fund/Master Portfolio makes portfolio holdings available to shareholders/interest holders on its website at blackrock.com.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds/Master Portfolios use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 626-1960; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds/Master Portfolios voted proxies relating to securities held in the Funds’/Master Portfolios’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 626-1960 and (2) on the SEC’s website at sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

A D D I T I O N A L I N F O R M A T I O N	45

Additional Information  (continued)

Fund and Service Providers

Investment Adviser	Distributor
BlackRock Fund Advisors	BlackRock Investments, LLC
San Francisco, CA 94105	New York, NY 10022

Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	PricewaterhouseCoopers LLP
Wilmington, DE 19809	Philadelphia, PA 19103

Accounting Agent and Custodian	Legal Counsel
State Street Bank and Trust Company	Sidley Austin LLP
Boston, MA 02111	New York, NY 10019

Transfer Agent	Address of the Trust/MIP
State Street Bank and Trust Company	400 Howard Street
North Quincy, MA 02171	San Francisco, CA 94105

46	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

GO	General Obligation Bonds

LIBOR	London Interbank Offered Rate

RB	Revenue Bond

SOFR	Secured Overnight Financing Rate

VRDN	Variable Rate Demand Note

Important Fund Information

The following applies to BlackRock Cash Funds: Institutional and its corresponding Master Portfolio: This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund at any time. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. The Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

The following applies to BlackRock Cash Funds:Treasury and its corresponding Master Portfolio: This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund at any time. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. The Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	47

Want to know more?

blackrock.com | 888-204-3956

MMF3-12/20-AR

DECEMBER 31, 2020

2020 Annual Report

BlackRock Funds III

•	BlackRock LifePath® Dynamic Retirement Fund
•	BlackRock LifePath® Dynamic 2030 Fund
•	BlackRock LifePath® Dynamic 2040 Fund
•	BlackRock LifePath® Dynamic 2050 Fund
•	BlackRock LifePath® Dynamic 2060 Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of December 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus (or “COVID-19”) led to a vast disruption in the global economy and financial markets. The threat from the coronavirus became increasingly apparent throughout February and March 2020, and countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point of the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs late in the reporting period following a series of successful vaccine trials and passage of additional stimulus. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities from developed economies grew at a more modest pace, lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

Following the coronavirus outbreak, the Fed instituted two emergency interest rate cuts, pushing short-term interest rates, already low as the year began, close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to accelerate as vaccination efforts get under way. The results of the U.S. elections also cleared the way for additional stimulus spending in 2021, which is likely to be a solid tailwind for economic growth. Inflation should increase as the expansion continues, but a shift in central bank policy means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the equity expansion.

Overall, we favor a positive stance toward risk, with an overweight in both equities and credit. We see U.S. and Asian equities benefiting from structural growth trends in tech, while emerging markets should be particularly helped by a vaccine-led economic expansion. In credit, rising inflation should provide tailwinds for inflation-protected bonds, and Euro area peripherals and Asian bonds also provide attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2020

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	22.16%	18.40%

U.S. small cap equities (Russell 2000® Index)	37.85	19.96

International equities (MSCI Europe, Australasia, Far East Index)	21.61	7.82

Emerging market equities (MSCI Emerging Markets Index)	31.14	18.31

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.07	0.67

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(1.87)	10.58

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.29	7.51

Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.92	4.95

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	11.32	7.05

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of December 31, 2020	BlackRock LifePath® Dynamic Funds

Portfolio Management Commentary

How did each Fund perform?

The BlackRock LifePath® Dynamic Retirement Fund along with the BlackRock LifePath® Dynamic Funds with target dates of 2030, 2040, 2050 and 2060 are referred to as the “LifePath Dynamic Funds”.

For the 12-month period ended December 31, 2020, the LifePath Dynamic Retirement Fund outperformed its custom benchmark, except for Investor C Shares, which underperformed. The LifePath Dynamic 2030 Fund’s Institutional and Class K outperformed its custom benchmark, while Investor A, Investor C and Class R Shares underperformed. The LifePath Dynamic 2040 Fund underperformed its custom benchmark, with the exception of Class K Shares, which outperformed. The LifePath Dynamic 2050 Fund and LifePath Dynamic 2060 Fund underperformed their respective custom benchmarks, with the exception of LifePath Dynamic 2050 Fund’s Class K Shares, which performed in line with its custom benchmark. The returns for the LifePath Dynamic Funds include fund expenses. The custom benchmarks have no expenses associated with performance.

What factors influenced performance?

In terms of macro themes, positioning in equities and currencies made the largest contributions to returns during the period. A tactical overweight to U.S. equities from mid-March 2020 to late March 2020 added significant value, as U.S. equities recovered following the COVID-19-induced sell-off earlier in the first quarter of 2020. Overweights to Japan, Italy and Spain also were additive, particularly during the final quarter of the year. Within currencies, an underweight to the U.S. dollar (versus a basket of developed market currencies) contributed as the dollar weakened over the period. Within underlying actively managed strategies, both the Master Total Return Portfolio and CoreAlpha Bond Master Portfolio (domestic fixed income strategies) added value as they strongly outperformed their benchmarks. The underlying BlackRock Tactical Opportunities Fund (a global tactical asset allocation strategy) also contributed to returns.

Also with regard to macro themes, an underweight to U.S. duration in the first quarter of 2020 was the most notable detractor as the Fed and other global central banks cut rates and undertook a series of measures to minimize the economic shock caused by COVID-19. Within underlying actively managed strategies, the Diversified Equity Master Portfolio (a U.S.-focused equity strategy) and International Tilts Master Portfolio (an international developed markets equity strategy) were the most significant detractors as they lagged their respective benchmarks during the period.

Describe recent portfolio activity.

Each LifePath Dynamic Fund has its own time horizon, which affects its acceptable level of risk and, in turn, the strategic allocation of its holdings across asset classes. On a quarterly basis, the strategic allocation of each LifePath Dynamic Fund is systematically adjusted to reflect the shareholders’ remaining investment time horizon.

The LifePath Dynamic Funds entered the period with pro-cyclical positioning, with an underweight to duration and overweight in equities, as well as an overweight to the euro versus the U.S. dollar. Over mid-to-late March 2020, the LifePath Dynamic Funds’ equity overweight was increased, partly because forced selling drove prices significantly lower, and partly due to the investment adviser’s belief in the eventual arrival of substantial monetary action and fiscal relief. The LifePath Dynamic Funds’ duration underweight was also reduced to flat after real rates rose significantly based on the Fed’s quantitative easing and the passage of fiscal relief. From late March through May 2020, the LifePath Dynamic Funds’ equity overweight was reduced as markets recovered.

In May 2020, with U.S. growth and inflation weak, and extreme monetary policy support set to persist, the investment adviser felt that the macro backdrop would be supportive of an overweight position in duration, and introduced an overweight to U.S. duration at the 30-year point on the curve. An underweight to the U.S. dollar versus a basket of developed-market currencies including the Australian dollar, Japanese yen, euro and Canadian dollar was also initiated. Given material weakness in the U.S. labor market and inflation relative to other countries, the investment adviser believes that asset purchases by the Fed will exceed those executed by other developed market central banks in terms of quantity and scope, which is likely to represent a headwind for the U.S. dollar.

In June 2020, an overweight to European peripheral assets was introduced (an overweight to Spanish and Italian equities, along with Italian 10-year bond futures) against an underweight to U.K., U.S. and Japanese equities. The European Central Bank has focused on providing support in impactful areas and loosening peripheral financial conditions rather than reducing core sovereign yields, leading the investment adviser to favor European cyclical assets relative to their developed country peers. The LifePath Dynamic Funds also increased their overall overweight equity positioning by adding some exposure to Europe, Japan and the United Kingdom (reducing the size of portfolio underweights to Japan and the United Kingdom) as the investment adviser felt that an improving growth outlook and supportive policy dynamics would continue to benefit global equities. The LifePath Dynamic Funds’ positioning in Italian 10-year bond futures was closed as prices moved in line with the investment adviser’s expectations by mid-October 2020.

Meanwhile, the LifePath Dynamic Funds shifted to a neutral stance regarding U.S. duration in August 2020, and then to an underweight position in October 2020. Given a recovery in global growth and firming inflation, the investment adviser felt that the environment would be more favorable for equities and less favorable for bonds. Concurrently, holdings in Japan, emerging markets and U.S. equities were increased in October and November 2020. In addition to the LifePath Dynamic Funds’ directional underweight to U.S. duration, a relative value underweight to U.S. 10-year bonds versus international developed market bonds was also introduced. U.S. fiscal stimulus expanded significantly in 2020, and the investment adviser believes it is likely to outpace peers over the coming months as additional measures are taken to support the ongoing economic recovery.

Given November’s strong rally, the LifePath Dynamic Funds’ equity overweight was trimmed by reducing U.S. and emerging market exposures. The directional underweight to U.S. duration also was closed. This left the LifePath Dynamic Funds to end the year positioned overweight in the Eurozone, Italian, Spanish and Japanese equities, and underweight in U.S. and U.K. equities, underweight in U.S. 10-year bond futures versus Australia, Canada and Germany 10-year bond futures, and underweight in the U.S. dollar versus a basket of developed market currencies.

Looking ahead, the investment adviser believes that renewed consumer spending, driven by pent-up demand and the widespread distribution of COVID-19 vaccines, will be the key force shaping the macroeconomic landscape. In the United States, a gradual reduction of political uncertainty and the increasing likelihood of additional fiscal stimulus could also provide support for growth. This is the backdrop for the LifePath Dynamic Funds’ overweight to international developed bonds relative to U.S. bonds. In contrast to

4	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2020 (continued)	BlackRock LifePath® Dynamic Funds

previous global recessions, global growth measures have generally rebounded quickly, as many macroeconomic indicators that the investment adviser analyzes have already returned to their pre-recession peaks. The investment adviser views these growth trends—coupled with the continued expansion of global central banks’ balance sheets—as a growth and policy mix that should be broadly supportive of financial assets, providing additional support to their favorable view regarding global equities.

Describe portfolio positioning at period end.

At period end, each of the LifePath Dynamic Funds was invested according to its respective strategic allocation benchmark within tolerance limits.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Glide Path Evolution

Under normal circumstances, the asset allocation of each LifePath Dynamic Fund will change over time according to a predetermined “glide path” as each LifePath Dynamic Fund approaches its respective target date. The glide path represents the shifting of asset classes over time. Each LifePath Dynamic Fund’s asset allocations become more conservative prior to retirement as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of each LifePath Dynamic Fund, which may be a primary source of income after retirement. As each LifePath Dynamic Fund approaches its target date, its asset allocation will shift so that each LifePath Dynamic Fund invests a greater percentage of its assets in fixed-income index funds. The asset allocation targets are established by the portfolio managers. The investment team, including the portfolio managers, meets regularly to assess market conditions, review the asset allocation targets of each LifePath Dynamic Fund, and determine whether any changes are required to enable each LifePath Dynamic Fund to achieve its investment objective. Because the BlackRock LifePath Dynamic Retirement Fund is in its most conservative phase, its allocation generally does not become more conservative over time, although its allocation may change to maintain its risk profile.

Although the asset allocation targets listed for the glide path are general, long-term targets, BlackRock Fund Advisors (“BFA” or the “Manager”) may periodically adjust the proportion of equity index funds and fixed-income index funds in each LifePath Dynamic Fund, based on an assessment of the current market conditions, the potential contribution of each asset class to the expected risk and return characteristics of each LifePath Dynamic Fund, reallocations of each LifePath Dynamic Fund’s composition to reflect intra-year movement along the glide path and other factors. In general, such adjustments will be limited; however, BFA may determine that a greater degree of variation is warranted to protect a LifePath Dynamic Fund or achieve its investment objective.

F U N D S U M M A R Y	5

Fund Summary as of December 31, 2020	BlackRock LifePath® Dynamic Retirement Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic Retirement Fund (“LifePath Dynamic Retirement Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic Retirement Fund will be broadly diversified across global asset classes.

On March 9, 2020, LifePath Dynamic Retirement Fund ceased to invest in LifePath® Dynamic Retirement Master Portfolio as part of a “master-feeder” structure and began to operate as a stand-alone fund.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(b)

The LifePath Dynamic Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic Retirement Fund Custom Benchmark”) comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Dynamic Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	Bloomberg Commodity Index(a)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index

01/01/11 to 12/31/11	52.9%	9.1%	N/A	0.8%	11.3%	8.6%	1.7%	2.8%	11.6%	1.2%
01/01/12 to 12/31/12	52.9	9.1	1.0%	0.3	11.3	21.2	4.2	N/A	N/A	N/A
01/01/13 to 12/31/13	52.9	9.1	3.7	0.1	10.1	19.7	4.4	N/A	N/A	N/A
01/01/14 to 12/31/14	52.6	9.0	3.8	0.2	10.2	19.9	4.3	N/A	N/A	N/A
01/01/15 to 12/31/15	51.1	8.8	3.8	0.5	11.0	21.0	3.8	N/A	N/A	N/A
01/01/16 to 12/31/16	51.1	8.8	3.7	0.5	11.3	20.9	3.7	N/A	N/A	N/A
01/01/17 to 12/31/17	51.2	8.8	3.7	0.5	11.3	20.3	4.2	N/A	N/A	N/A
01/01/18 to 12/31/18	51.2	8.8	N/A	0.5	13.7	21.8	4.0	N/A	N/A	N/A
01/01/19 to 12/31/19	52.0	8.0	N/A	2.3	12.3	22.1	3.3	N/A	N/A	N/A
01/01/20 to 12/31/20	52.0	8.0	N/A	2.2	12.9	21.6	3.3	N/A	N/A	N/A

(a)	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.

See “About Fund Performance” for descriptions of the indexes.

6	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2020 (continued)	BlackRock LifePath® Dynamic Retirement Fund

Performance Summary for the Period Ended December 31, 2020

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	12.55%	12.82%	N/A	8.49%	N/A	6.40%	N/A
Investor A	12.48	12.56	6.65%	8.21	7.05%	6.13	5.56%
Investor C	11.94	11.72	10.72	7.37	7.37	5.48	5.48
Class K	12.76	13.17	N/A	8.72	N/A	6.70	N/A
Class R	12.26	12.41	N/A	8.01	N/A	5.89	N/A
LifePath Dynamic Retirement Fund Custom Benchmark	10.84	12.00	N/A	7.95	N/A	6.31	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	1.29	7.51	N/A	4.44	N/A	3.84	N/A
Bloomberg Barclays U.S. TIPS Index (Series-L)	4.70	10.99	N/A	5.08	N/A	3.81	N/A
FTSE EPRA Nareit Developed Index	15.63	(9.04)	N/A	3.74	N/A	5.44	N/A
MSCI ACWI ex USA IMI Index	25.19	11.12	N/A	8.98	N/A	5.06	N/A
Russell 1000® Index	24.46	20.96	N/A	15.60	N/A	14.01	N/A
Russell 2000® Index	37.85	19.96	N/A	13.26	N/A	11.20	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

LifePath Dynamic Retirement Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors who are currently withdrawing, or plan in the near future to begin withdrawing, a substantial portion of their investment. LifePath Dynamic Retirement Fund’s returns prior to March 31, 2018 are the returns of LifePath Dynamic Retirement Fund when its assets could be allocated to underlying funds that invest primarily in commodities. LifePath Dynamic Retirement Fund’s returns between December 14, 2015 and November 7, 2016 are the returns of LifePath Dynamic Retirement Fund when it incorporated different allocations in its glidepath and had a different investment strategy. LifePath Dynamic Retirement Fund’s returns prior to December 14, 2015 are the returns of LifePath Dynamic Retirement Fund under a different investment strategy. LifePath Dynamic Retirement Fund’s returns prior to November 28, 2014 are the returns of LifePath Dynamic Retirement Fund when it had a different target asset allocation.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets

Fixed-Income Funds	57%
Equity Funds	40
Money Market Funds	3
Liabilities in Excess of Other Assets	(—	)(a)

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Diversified Equity Master Portfolio	22%
CoreAlpha Bond Master Portfolio	18
iShares Core U.S. Aggregate Bond ETF	16
Master Total Return Portfolio	13
iShares TIPS Bond ETF	8
International Tilts Master Portfolio	5
BlackRock Tactical Opportunities Fund, Class K	5
BlackRock Advantage Emerging Markets Fund, Class K	4
BlackRock Cash Funds: Institutional, SL Agency Shares	3
iShares Developed Real Estate Index Fund, Class K	2

(a)	Rounds to more than (1)% of net assets.

F U N D S U M M A R Y	7

Fund Summary as of December 31, 2020	BlackRock LifePath® Dynamic 2030 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2030 Fund (“LifePath Dynamic 2030 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2030 Fund will be broadly diversified across global asset classes, with asset allocation becoming more conservative over time.

On March 9, 2020, LifePath Dynamic 2030 Fund ceased to invest in LifePath® Dynamic 2030 Master Portfolio as part of a “master-feeder” structure and began to operate as a stand-alone fund.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(b)

The LifePath Dynamic Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2030 Fund Custom Benchmark”) comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Dynamic Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	Bloomberg Commodity Index(a)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index

01/01/11 to 12/31/11	23.5%	3.4%	N/A	6.0%	20.9%	17.0%	1.3%	3.7%	22.6%	1.6%
01/01/12 to 12/31/12	25.8	3.8	1.0%	6.0	20.2	40.2	3.0	N/A	N/A	N/A
01/01/13 to 12/31/13	27.6	4.0	3.9	5.7	19.3	36.6	2.9	N/A	N/A	N/A
01/01/14 to 12/31/14	27.5	4.0	3.9	6.1	19.8	35.8	2.9	N/A	N/A	N/A
01/01/15 to 12/31/15	21.8	3.4	3.9	7.7	22.2	38.5	2.5	N/A	N/A	N/A
01/01/16 to 12/31/16	24.5	3.6	3.9	7.6	21.9	36.0	2.5	N/A	N/A	N/A
01/01/17 to 12/31/17	25.9	4.0	3.9	7.4	21.4	35.0	2.4	N/A	N/A	N/A
01/01/18 to 12/31/18	27.1	4.2	N/A	7.5	22.5	36.2	2.5	N/A	N/A	N/A
01/01/19 to 12/31/19	27.0	6.0	N/A	3.1	25.2	36.0	2.7	N/A	N/A	N/A
01/01/20 to 12/31/20	29.9	6.2	N/A	3.0	23.9	34.5	2.5	N/A	N/A	N/A

(a)	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.

See “About Fund Performance” for descriptions of the indexes.

8	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2020 (continued)	BlackRock LifePath® Dynamic 2030 Fund

Performance Summary for the Period Ended December 31, 2020

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	17.59%	13.05%	N/A	10.48%	N/A	8.05%	N/A
Investor A	17.41	12.79	6.87%	10.21	9.02%	7.78	7.20%
Investor C	17.01	12.00	11.00	9.34	9.34	7.11	7.11
Class K	17.78	13.36	N/A	10.72	N/A	8.36	N/A
Class R	17.26	12.58	N/A	9.98	N/A	7.53	N/A

LifePath Dynamic 2030 Fund Custom Benchmark	16.22	12.98	N/A	9.96	N/A	8.03	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	1.29	7.51	N/A	4.44	N/A	3.84	N/A
Bloomberg Barclays U.S. TIPS Index (Series-L)	4.70	10.99	N/A	5.08	N/A	3.81	N/A
FTSE EPRA Nareit Developed Index	15.63	(9.04)	N/A	3.74	N/A	5.44	N/A
MSCI ACWI ex USA IMI Index	25.19	11.12	N/A	8.98	N/A	5.06	N/A
Russell 1000® Index	24.46	20.96	N/A	15.60	N/A	14.01	N/A
Russell 2000® Index	37.85	19.96	N/A	13.26	N/A	11.20	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

LifePath Dynamic 2030 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2030. LifePath Dynamic 2030 Fund’s returns prior to March 31, 2018 are the returns of LifePath Dynamic 2030 Fund when its assets could be allocated to underlying funds that invest primarily in commodities. LifePath Dynamic 2030 Fund’s returns between December 14, 2015 and November 7, 2016 are the returns of LifePath Dynamic 2030 Fund when it incorporated different allocations in its glidepath and had a different investment strategy. LifePath Dynamic 2030 Fund’s returns prior to December 14, 2015 are the returns of LifePath Dynamic 2030 Fund under a different investment strategy. LifePath Dynamic 2030 Fund’s returns prior to November 28, 2014 are the returns of LifePath Dynamic 2030 Fund when it had a different glidepath and target asset allocation.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Equity Funds	63%
Fixed-Income Funds	34
Money Market Funds	2
Other Assets Less Liabilities	1

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Diversified Equity Master Portfolio	34%
CoreAlpha Bond Master Portfolio	11
International Tilts Master Portfolio	10
iShares Core U.S. Aggregate Bond ETF	9
Master Total Return Portfolio	7
BlackRock Advantage Emerging Markets Fund, Class K	7
iShares TIPS Bond ETF	6
BlackRock Tactical Opportunities Fund, Class K	5
iShares MSCI EAFE Small-Cap ETF	4
iShares Developed Real Estate Index Fund, Class K	3

F U N D S U M M A R Y	9

Fund Summary as of December 31, 2020	BlackRock LifePath® Dynamic 2040 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2040 Fund (“LifePath Dynamic 2040 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2040 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

On March 9, 2020, LifePath Dynamic 2040 Fund ceased to invest in LifePath® Dynamic 2040 Master Portfolio as part of a “master-feeder” structure and began to operate as a stand-alone fund.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(b)

The LifePath Dynamic Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2040 Fund Custom Benchmark”) comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Dynamic Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	Bloomberg Commodity Index(a)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index

01/01/11 to 12/31/11	12.7%	1.3%	N/A	7.9%	24.5%	20.1%	1.2%	4.0%	26.6%	1.7%
01/01/12 to 12/31/12	15.3	1.6	1.0%	8.2	23.7	47.7	2.5	N/A	N/A	N/A
01/01/13 to 12/31/13	17.3	1.7	3.9	8.1	23.1	43.6	2.3	N/A	N/A	N/A
01/01/14 to 12/31/14	16.1	1.6	3.9	9.0	24.2	42.9	2.3	N/A	N/A	N/A
01/01/15 to 12/31/15	5.7	0.7	4.1	12.1	28.1	47.3	2.0	N/A	N/A	N/A
01/01/16 to 12/31/16	8.4	0.9	4.1	12.1	28.0	44.0	2.5	N/A	N/A	N/A
01/01/17 to 12/31/17	9.2	1.2	4.1	12.3	27.6	44.4	1.2	N/A	N/A	N/A
01/01/18 to 12/31/18	10.3	1.4	N/A	12.8	28.2	46.0	1.3	N/A	N/A	N/A
01/01/19 to 12/31/19	8.4	3.0	N/A	4.2	35.2	47.0	2.2	N/A	N/A	N/A
01/01/20 to 12/31/20	10.8	3.2	N/A	4.1	33.9	46.2	1.8	N/A	N/A	N/A

(a)	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.

See “About Fund Performance” for descriptions of the indexes.

10	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2020 (continued)	BlackRock LifePath® Dynamic 2040 Fund

Performance Summary for the Period Ended December 31, 2020

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	22.40%	13.98%	N/A	11.69%	N/A	8.90%	N/A
Investor A	22.28	13.72	7.75%	11.41	10.21%	8.62	8.04%
Investor C	21.79	12.80	11.80	10.52	10.52	7.96	7.96
Class K	22.56	14.23	N/A	11.91	N/A	9.21	N/A
Class R	22.15	13.45	N/A	11.17	N/A	8.38	N/A

LifePath Dynamic 2040 Fund Custom Benchmark	21.25	14.12	N/A	11.35	N/A	8.99	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	1.29	7.51	N/A	4.44	N/A	3.84	N/A
Bloomberg Barclays U.S. TIPS Index (Series-L)	4.70	10.99	N/A	5.08	N/A	3.81	N/A
FTSE EPRA Nareit Developed Index	15.63	(9.04)	N/A	3.74	N/A	5.44	N/A
MSCI ACWI ex USA IMI Index	25.19	11.12	N/A	8.98	N/A	5.06	N/A
Russell 1000® Index	24.46	20.96	N/A	15.60	N/A	14.01	N/A
Russell 2000® Index	37.85	19.96	N/A	13.26	N/A	11.20	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

LifePath Dynamic 2040 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2040. LifePath Dynamic 2040 Fund’s returns prior to March 31, 2018 are the returns of LifePath Dynamic 2040 Fund when its assets could be allocated to underlying funds that invest primarily in commodities. LifePath Dynamic 2040 Fund’s returns between December 14, 2015 and November 7, 2016 are the returns of LifePath Dynamic 2040 Fund when it incorporated different allocations in its glidepath and had a different investment strategy. LifePath Dynamic 2040 Fund’s returns prior to December 14, 2015 are the returns of LifePath Dynamic 2040 Fund under a different investment strategy. LifePath Dynamic 2040 Fund’s returns prior to November 28, 2014 are the returns of LifePath Dynamic 2040 Fund when it had a different glidepath and target asset allocation.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets

Equity Funds	84%
Fixed-Income Funds	13
Money Market Funds	5
Liabilities in Excess of Other Assets	(2)

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Diversified Equity Master Portfolio	46%
International Tilts Master Portfolio	14
BlackRock Advantage Emerging Markets Fund, Class K	9
iShares MSCI EAFE Small-Cap ETF	6
BlackRock Tactical Opportunities Fund, Class K	5
BlackRock Cash Funds: Institutional, SL Agency Shares	5
iShares Developed Real Estate Index Fund, Class K	4
CoreAlpha Bond Master Portfolio	4
iShares TIPS Bond ETF	3
iShares Core U.S. Aggregate Bond ETF	3

F U N D S U M M A R Y	11

Fund Summary as of December 31, 2020	BlackRock LifePath® Dynamic 2050 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2050 Fund (“LifePath Dynamic 2050 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2050 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

On March 9, 2020, LifePath Dynamic 2050 Fund ceased to invest in LifePath® Dynamic 2050 Master Portfolio as part of a “master-feeder” structure and began to operate as a stand-alone fund.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(b)

The LifePath Dynamic Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2050 Fund Custom Benchmark”) comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Dynamic Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	Bloomberg Commodity Index(a)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index

01/01/11 to 12/31/11	2.7%	N/A	N/A	9.7%	27.6%	22.8%	1.1%	4.4%	29.9%	1.8%
01/01/12 to 12/31/12	5.9	N/A	1.0%	10.2	26.8	54.0	2.1	N/A	N/A	N/A
01/01/13 to 12/31/13	8.2	N/A	4.0	10.1	26.3	49.6	1.8	N/A	N/A	N/A
01/01/14 to 12/31/14	8.2	N/A	3.9	11.0	27.3	47.8	1.8	N/A	N/A	N/A
01/01/15 to 12/31/15	1.0	N/A	4.2	13.7	29.9	49.2	2.0	N/A	N/A	N/A
01/01/16 to 12/31/16	1.0	N/A	4.4	14.1	30.3	48.4	1.8	N/A	N/A	N/A
01/01/17 to 12/31/17	1.0	N/A	4.3	15.3	30.9	47.5	1.0	N/A	N/A	N/A
01/01/18 to 12/31/18	1.2	N/A	N/A	16.0	31.7	50.1	1.0	N/A	N/A	N/A
01/01/19 to 12/31/19	1.0	0.4%	N/A	4.8	39.9	52.0	1.9	N/A	N/A	N/A
01/01/20 to 12/31/20	1.3	0.5	N/A	4.7	39.5	52.7	1.3	N/A	N/A	N/A

(a)	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.

See “About Fund Performance” for descriptions of the indexes.

12	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2020 (continued)	BlackRock LifePath® Dynamic 2050 Fund

Performance Summary for the Period Ended December 31, 2020

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	23.86%	14.80%	N/A	12.09%	N/A	9.34%	N/A
Investor A	23.68	14.50	8.49%	11.80	10.60%	9.06	8.47%
Investor C	23.20	13.60	12.60	10.91	10.91	8.39	8.39
Class K	23.97	15.07	N/A	12.32	N/A	9.64	N/A
Class R	23.54	14.23	N/A	11.57	N/A	8.82	N/A

LifePath Dynamic 2050 Fund Custom Benchmark	24.07	15.09	N/A	11.98	N/A	9.53	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	1.29	7.51	N/A	4.44	N/A	3.84	N/A
Bloomberg Barclays U.S. TIPS Index (Series-L)	4.70	10.99	N/A	5.08	N/A	3.81	N/A
FTSE EPRA Nareit Developed Index	15.63	(9.04)	N/A	3.74	N/A	5.44	N/A
MSCI ACWI ex USA IMI Index	25.19	11.12	N/A	8.98	N/A	5.06	N/A
Russell 1000® Index	24.46	20.96	N/A	15.60	N/A	14.01	N/A
Russell 2000® Index	37.85	19.96	N/A	13.26	N/A	11.20	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

LifePath Dynamic 2050 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2050. LifePath Dynamic 2050 Fund’s returns prior to March 31, 2018 are the returns of LifePath Dynamic 2050 Fund when its assets could be allocated to underlying funds that invest primarily in commodities. LifePath Dynamic 2050 Fund’s returns between December 14, 2015 and November 7, 2016 are the returns of LifePath Dynamic 2050 Fund when it incorporated different allocations in its glidepath and had a different investment strategy. LifePath Dynamic 2050 Fund’s returns prior to December 14, 2015 are the returns of LifePath Dynamic 2050 Fund under a different investment strategy. LifePath Dynamic 2050 Fund’s returns prior to November 28, 2014 are the returns of LifePath Dynamic 2050 Fund when it had a different glidepath and target asset allocation.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets

Equity Funds	93%
Money Market Funds	12
Fixed-Income Funds	1
Liabilities in Excess of Other Assets	(6)

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Diversified Equity Master Portfolio	53%
International Tilts Master Portfolio	16
BlackRock Advantage Emerging Markets Fund, Class K	12
BlackRock Cash Funds: Institutional, SL Agency Shares	7
iShares MSCI EAFE Small-Cap ETF	7
iShares Developed Real Estate Index Fund, Class K	5
BlackRock Cash Funds: Treasury, SL Agency Shares	5
iShares TIPS Bond ETF	—	(a)
CoreAlpha Bond Master Portfolio	—	(a)
iShares Core U.S. Aggregate Bond ETF	—	(a)

(a)	Rounds to less than 1% of net assets.

F U N D S U M M A R Y	13

Fund Summary as of December 31, 2020	BlackRock LifePath® Dynamic 2060 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2060 Fund (“LifePath Dynamic 2060 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2060 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

On March 9, 2020, LifePath Dynamic 2060 Fund ceased to invest in LifePath® Dynamic 2060 Master Portfolio as part of a “master-feeder” structure and began to operate as a stand-alone fund.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

The LifePath Dynamic Fund commenced operations on May 31, 2017.

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(b)

The LifePath Dynamic Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2060 Fund Custom Benchmark”) comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Dynamic Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	Bloomberg Commodity Index	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index

05/31/17(a) to 12/31/17	1.0%	N/A	4.3%	15.3%	30.9%	47.5%	1.0%
01/01/18 to 12/31/18	1.0	N/A	N/A	16.1	31.8	50.1	1.0
01/01/19 to 12/31/19	1.0	0.1%	N/A	4.8	40.1	52.0	2.0
01/01/20 to 12/31/20	0.9	0.1	N/A	4.8	39.9	52.9	1.4

(a)	Commencement of operations.

See “About Fund Performance” for descriptions of the indexes.

14	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2020 (continued)	BlackRock LifePath® Dynamic 2060 Fund

Performance Summary for the Period Ended December 31, 2020

		Average Annual Total Returns(a)(b)
		1 Year		Since Inception(c)

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	23.75%	14.34%	N/A	11.45%	N/A
Investor A	23.60	14.03	8.04%	11.17	9.52%
Investor C	23.18	13.16	12.16	10.29	10.29
Class K	23.94	14.62	N/A	11.69	N/A
Class R	23.52	13.84	N/A	10.96	N/A

LifePath Dynamic 2060 Fund Custom Benchmark	24.23	15.18	N/A	11.79	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	1.29	7.51	N/A	4.78	N/A
Bloomberg Barclays U.S. TIPS Index (Series-L)	4.70	10.99	N/A	5.27	N/A
FTSE EPRA Nareit Developed Index	15.63	(9.04)	N/A	2.95	N/A
MSCI ACWI ex USA IMI Index	25.19	11.12	N/A	7.42	N/A
Russell 1000® Index	24.46	20.96	N/A	15.90	N/A
Russell 2000® Index	37.85	19.96	N/A	12.26	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

LifePath Dynamic 2060 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2060. LifePath Dynamic 2060 Fund’s returns prior to March 31, 2018 are the returns of LifePath Dynamic 2060 Fund when its assets could be allocated to underlying funds that invest primarily in commodities.

(c)	The LifePath Dynamic Fund commenced operations on May 31, 2017.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets

Equity Funds	97%
Money Market Funds	11
Fixed-Income Funds	1
Liabilities in Excess of Other Assets	(9)

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Diversified Equity Master Portfolio	54%
International Tilts Master Portfolio	16
BlackRock Advantage Emerging Markets Fund, Class K	12
BlackRock Cash Funds: Institutional, SL Agency Shares	8
iShares MSCI EAFE Small-Cap ETF	7
iShares Developed Real Estate Index Fund, Class K	5
BlackRock Cash Funds: Treasury, SL Agency Shares	3
iShares MSCI Canada ETF	2
iShares Russell 2000 ETF	1
iShares Core U.S. Aggregate Bond ETF	—	(a)

(a)	Rounds to less than 1% of net assets.

F U N D S U M M A R Y	15

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the LifePath Dynamic Funds’ investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on LifePath Dynamic Fund distributions or the redemption of LifePath Dynamic Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Fund Advisors (“BFA” or the “Manager”) and BlackRock Advisors, LLC (“BAL” or the “Administrator”), LifePath Dynamic Funds’ Manager and Administrator respectively, have contractually and/or voluntarily agreed to waive and/or reimburse a portion of each LifePath Dynamic Fund’s expenses. Without such waivers and/or reimbursements, each LifePath Dynamic Fund’s performance would have been lower. With respect to each LifePath Dynamic Fund’s voluntary waivers, if any, the Manager and Administrator are under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waivers may be reduced or discontinued at any time. With respect to each LifePath Dynamic Fund’s contractual waivers, the Manager and Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The LifePath Dynamic Funds’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Dynamic Fund’s asset classes according to their weightings as of the most recent quarter-end. The weightings of the various indexes that are included in the LifePath Dynamic Funds’ custom benchmarks are adjusted quarterly to reflect the LifePath Dynamic Funds’ changing asset allocations over time. As of December 31, 2020, the following indexes are used to calculate the LifePath Dynamic Funds’ custom benchmarks: Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), FTSE EPRA Nareit Developed Index, MSCI ACWI ex USA IMI Index, Russell 1000® Index and Russell 2000® Index.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) is an unmanaged index that measures the performance of the inflation-protected public obligations of the U.S. Treasury. The FTSE EPRA Nareit Developed Index is a global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe, and Asia. The MSCI ACWI ex USA IMI Index is a free float-adjusted market capitalization weighted index that measures the equity market performance of the developed (excluding the U.S.) and emerging investable market universe. The Russell 1000® Index is an index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The Russell 1000® Index represents approximately 92% of the total market capitalization of the Russell 3000® Index. The Russell 2000® Index is an unmanaged index that is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Disclosure of Expenses

Shareholders of each LifePath Dynamic Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense

16	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Expenses (continued)

examples shown (which are based on a hypothetical investment of $1,000 invested on July 1, 2020 and held through December 31, 2020) are intended to assist shareholders both in calculating expenses based on an investment in each LifePath Dynamic Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their LifePath Dynamic Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a LifePath Dynamic Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these LifePath Dynamic Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical (a)

	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During the Period (b)	Annualized Expense Ratio

LifePath Dynamic Retirement Fund
Institutional	$ 1,000.00	$ 1,125.50	$ 2.94	$ 1,000.00	$ 1,022.37	$ 2.80	0.55%
Investor A	1,000.00	1,124.80	4.27	1,000.00	1,021.11	4.06	0.80
Investor C	1,000.00	1,119.40	8.26	1,000.00	1,017.34	7.86	1.55
Class K	1,000.00	1,127.60	1.60	1,000.00	1,023.63	1.53	0.30
Class R	1,000.00	1,122.60	5.34	1,000.00	1,020.11	5.08	1.00
LifePath Dynamic 2030 Fund
Institutional	1,000.00	1,175.90	3.01	1,000.00	1,022.37	2.80	0.55
Investor A	1,000.00	1,174.10	4.37	1,000.00	1,021.11	4.06	0.80
Investor C	1,000.00	1,170.10	8.46	1,000.00	1,017.34	7.86	1.55
Class K	1,000.00	1,177.80	1.64	1,000.00	1,023.63	1.53	0.30
Class R	1,000.00	1,172.60	5.46	1,000.00	1,020.11	5.08	1.00
LifePath Dynamic 2040 Fund
Institutional	1,000.00	1,224.00	3.02	1,000.00	1,022.42	2.75	0.54
Investor A	1,000.00	1,222.80	4.41	1,000.00	1,021.17	4.01	0.79
Investor C	1,000.00	1,217.90	8.59	1,000.00	1,017.39	7.81	1.54
Class K	1,000.00	1,225.60	1.62	1,000.00	1,023.68	1.48	0.29
Class R	1,000.00	1,221.50	5.53	1,000.00	1,020.16	5.03	0.99
LifePath Dynamic 2050 Fund
Institutional	1,000.00	1,238.60	3.09	1,000.00	1,022.37	2.80	0.55
Investor A	1,000.00	1,236.80	4.50	1,000.00	1,021.11	4.06	0.80
Investor C	1,000.00	1,232.00	8.70	1,000.00	1,017.34	7.86	1.55
Class K	1,000.00	1,239.70	1.69	1,000.00	1,023.63	1.53	0.30
Class R	1,000.00	1,235.40	5.62	1,000.00	1,020.11	5.08	1.00
LifePath Dynamic 2060 Fund
Institutional	1,000.00	1,237.50	3.09	1,000.00	1,022.37	2.80	0.55
Investor A	1,000.00	1,236.00	4.50	1,000.00	1,021.11	4.06	0.80
Investor C	1,000.00	1,231.80	8.70	1,000.00	1,017.34	7.86	1.55
Class K	1,000.00	1,239.40	1.69	1,000.00	1,023.63	1.53	0.30
Class R	1,000.00	1,235.20	5.62	1,000.00	1,020.11	5.08	1.00

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the LifePath Dynamic Funds, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six-month period shown).

D I S C L O S U R E O F E X P E N S E S	17

Derivative Financial Instruments

The LifePath Dynamic Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The LifePath Dynamic Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a LifePath Dynamic Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The LifePath Dynamic Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

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Schedule of Investments December 31, 2020	BlackRock LifePath® Dynamic Retirement Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 40.3%
BlackRock Advantage Emerging Markets Fund, Class K	1,075,782	$13,468,789
BlackRock Tactical Opportunities Fund, Class K	1,202,761	16,802,575
Diversified Equity Master Portfolio	$71,669,041	71,669,041
International Tilts Master Portfolio	$17,413,189	17,413,189
iShares Developed Real Estate Index Fund, Class K	777,883	7,662,142
iShares MSCI EAFE Small-Cap ETF(b)	108,353	7,405,928

		134,421,664

Fixed-Income Funds — 56.7%
CoreAlpha Bond Master Portfolio	$60,643,448	60,643,448
iShares Core U.S. Aggregate Bond ETF	444,574	52,544,201
iShares iBoxx $ Investment Grade Corporate Bond ETF(b)	39,215	5,416,768
iShares TIPS Bond ETF	207,972	26,547,626
Master Total Return Portfolio	$44,153,198	44,153,198

		189,305,241

Security	Shares	Value

Money Market Funds — 3.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.21%(c)(d)	10,328,712	$10,334,909
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.05%(c)	1,179,214	1,179,214

		11,514,123

Total Investments — 100.5% (Cost: $229,478,185)		335,241,028

Liabilities in Excess of Other Assets — (0.5)%		(1,619,882)

Net Assets — 100.0%		$333,621,146

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Dynamic Fund during the year ended December 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940 (“1940 Act”), as amended, were as follows:

Affiliated Issuer	Value at 12/31/19		Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/20	Shares/ Investment Value Held at 12/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Advantage Emerging Markets
Fund, Class K	$12,900,594	(a)	$3,135,948	(b)	$(4,750,528	)(c)	$(123,099)	$2,305,874	$13,468,789	1,075,782	$206,649		$—
BlackRock Cash Funds: Institutional, SL
Agency Shares	252,948	(a)	10,083,980	(d)	—		(2,019)	—	10,334,909	10,328,712	11,807	(e)	—
BlackRock Cash Funds: Treasury, SL
Agency Shares	35,793,498	(a)	—		(34,614,284	)(d)	—	—	1,179,214	1,179,214	107,261		—
BlackRock Tactical Opportunities Fund,
Class K	12,380,456	(a)	8,725,872	(b)	(4,664,003	)(c)	(114,386)	474,636	16,802,575	1,202,761	464,584		—
CoreAlpha Bond Master Portfolio	160,689,142	(a)	—		(99,132,377	)(d)	7,351,706	(8,265,023)	60,643,448	$60,643,448	2,592,376		—
Diversified Equity Master Portfolio	90,865,442	(a)	—		(27,504,969	)(d)	5,574,797	2,733,771	71,669,041	$71,669,041	1,184,610		—
International Tilts Master Portfolio	20,140,491	(a)	—		(6,066,338	)(d)	388,202	2,950,834	17,413,189	$17,413,189	349,236		—
iShares Core MSCI EAFE ETF	—		4,700,820	(b)	(4,561,276	)(c)	(139,544)	—	—	—	56,354		—
iShares Core U.S. Aggregate Bond ETF	—		59,144,795		(6,559,073)		(30,763)	(10,758)	52,544,201	444,574	617,336		—
iShares Developed Real Estate Index
Fund, Class K	9,091,707	(a)	1,971,268	(b)	(2,623,980	)(c)	(499,458)	(277,395)	7,662,142	777,883	176,984		—
iShares iBoxx $ Investment Grade
Corporate Bond ETF	—		5,274,731		—		—	142,037	5,416,768	39,215	79,763		—
iShares MSCI EAFE Small-Cap ETF	5,190,789	(a)	2,005,242		(793,077)		83,098	919,876	7,405,928	108,353	99,171		—
iShares TIPS Bond ETF	32,832,756	(a)	4,427,069	(b)	(13,256,119	)(c)	582,020	1,961,900	26,547,626	207,972	331,495		—
Master Total Return Portfolio	31,906,371	(a)	1,692,142	(d)	—		1,421,112	9,133,573	44,153,198	$44,153,198	1,074,322		—

							$14,491,666	$12,069,325	$335,241,028		$7,351,948		$—

(a)	Represents value held by the respective LifePath Dynamic Master Portfolio as of December 31, 2019.
(b)	Represents amount purchased by the Fund and the respective LifePath Dynamic Master Portfolio.
(c)	Represents amount sold by the Fund and the respective LifePath Dynamic Master Portfolio.
(d)	Represents net amount purchased (sold) by the Fund and the respective LifePath Dynamic Master Portfolio.
(e)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) December 31, 2020	BlackRock LifePath® Dynamic Retirement Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
IBEX 35 Index	48	01/15/21	$4,733	$(46,737)
Euro Bund	46	03/08/21	9,983	41,543
Topix Index	34	03/11/21	5,942	110,069
10-Year Australian T-Bond	98	03/15/21	11,124	22,448
S&P/TSE 60 Index	20	03/18/21	3,233	(40,114)
Euro Stoxx 50 Index	33	03/19/21	1,431	19,548
FTSE/MIB Index	35	03/19/21	4,731	65,407
MSCI EAFE Index	34	03/19/21	3,622	73,499
Russell 2000 E-Mini Index	113	03/19/21	11,158	308,426
S&P 500 E-Mini Index	1	03/19/21	19	328
10-Year Canada Bond	93	03/22/21	10,893	14,657

				569,074

Short Contracts
FTSE 100 Index	14	03/19/21	1,229	17,300
S&P 500 E-Mini Index	14	03/19/21	2,624	(61,557)
10-Year U.S. Treasury Note	140	03/22/21	19,331	(17,290)
10-Year U.S. Ultra Long Treasury Note	55	03/22/21	8,600	29,451

				(32,096)

				$536,978

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

AUD	4,736,856	USD	3,526,077	Morgan Stanley & Co. International PLC	03/17/21	$127,981
CAD	1,000,000	USD	780,964	Bank of America N.A.	03/17/21	4,802
CAD	4,835,132	USD	3,776,066	Bank of America N.A.	03/17/21	23,216
CAD	856,169	USD	665,857	Morgan Stanley & Co. International PLC	03/17/21	6,891
EUR	12,314,692	USD	15,014,504	Bank of America N.A.	03/17/21	54,199
JPY	378,073,670	USD	3,643,961	Bank of America N.A.	03/17/21	20,617

						$237,706

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Schedule of Investments (continued) December 31, 2020	BlackRock LifePath® Dynamic Retirement Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$594,577	$—	$108,099	$—	$702,676
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	237,706	—	—	237,706

	$—	$—	$594,577	$237,706	$108,099	$—	$940,382

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$148,408	$—	$17,290	$—	$165,698

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended December 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts		Foreign Currency Exchange Contracts		Interest Rate Contracts		Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$4,761,695	(a)	$—		$(980,722	)(b)	$—	$3,780,973
Forward foreign currency exchange contracts	—	—	—		1,636,265		—		—	1,636,265

	$—	$—	$4,761,695		$1,636,265		$(980,722)		$—	$5,417,238

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(193,510	)(a)	$—		$(1,246	)(b)	$—	$(194,756)
Forward foreign currency exchange contracts	—	—	—		(67,058	)(c)	—		—	(67,058)

	$—	$—	$(193,510)		$(67,058)		$(1,246)		$—	$(261,814)

(a)	Includes $(103,521) and $(3,257,043) in realized gain/loss and unrealized appreciation (depreciation), respectively, allocated from LifePath Dynamic Master Portfolio through March 6, 2020.
(b)	Includes $(855,404) and $(1,718,709) in realized gain/loss and unrealized appreciation (depreciation), respectively, allocated from LifePath Dynamic Master Portfolio through March 6, 2020.
(c)	Includes $(68,149) in unrealized appreciation (depreciation) allocated from LifePath Dynamic Master Portfolio through March 6, 2020.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$53,185,990
Average notional value of contracts — short	$10,281,261
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$2,517,711
Average amounts sold — in USD	$26,194,135

For more information about the LifePath Dynamic Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) December 31, 2020	BlackRock LifePath® Dynamic Retirement Fund

Derivative Financial Instruments — Offsetting as of Period End

The LifePath Dynamic Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$47,598	$84,586
Forward foreign currency exchange contracts	237,706	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	285,304	84,586

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(47,598)	(84,586)

Total derivative assets and liabilities subject to an MNA	$237,706	$—

The following table presents the LifePath Dynamic Fund’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the LifePath Dynamic Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(a)

Bank of America N.A	$102,834	$—	$—	$—	$102,834
Morgan Stanley & Co. International PLC	134,872	—	—	—	134,872

	$237,706	$—	$—	$—	$237,706

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Dynamic Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Dynamic Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the LifePath Dynamic Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$45,339,434	$—	$—	$45,339,434
Fixed-Income Funds	84,508,595	—	—	84,508,595
Money Market Funds	11,514,123	—	—	11,514,123

	$141,362,152	$—	$—	141,362,152

Investments Valued at NAV(a)				193,878,876

				$335,241,028

Derivative Financial Instruments(b)
Assets
Equity Contracts	$594,577	$—	$—	$594,577
Foreign Currency Exchange Contracts	—	237,706	—	237,706
Interest Rate Contracts	108,099	—	—	108,099
Liabilities
Equity Contracts	(148,408)	—	—	(148,408)
Interest Rate Contracts	(17,290)	—	—	(17,290)

	$536,978	$237,706	$—	$774,684

(a)	Certain investments of the Fund were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

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Schedule of Investments December 31, 2020	BlackRock LifePath® Dynamic 2030 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 63.4%
BlackRock Advantage Emerging Markets Fund, Class K	1,854,277	$23,215,542
BlackRock Tactical Opportunities Fund, Class K	1,166,794	16,300,117
Diversified Equity Master Portfolio	$112,360,816	112,360,816
International Tilts Master Portfolio	$31,897,005	31,897,005
iShares Developed Real Estate Index Fund, Class K	1,004,295	9,892,302
iShares MSCI EAFE Small-Cap ETF(b)	200,195	13,683,328

		207,349,110

Fixed-Income Funds — 33.6%
CoreAlpha Bond Master Portfolio	$34,145,665	34,145,665
iShares Core U.S. Aggregate Bond ETF	244,640	28,914,002
iShares iBoxx $ Investment Grade Corporate Bond ETF	21,197	2,927,942
iShares TIPS Bond ETF	158,718	20,260,353
Master Total Return Portfolio	$23,719,845	23,719,845

		109,967,807

Security	Shares	Value

Money Market Funds — 2.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.21%(c)(d)	7,586,274	$7,590,826
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.05%(c)	247,923	247,923

		7,838,749

Total Investments — 99.4% (Cost: $274,533,286)		325,155,666

Other Assets Less Liabilities — 0.6%		2,116,971

Net Assets — 100.0%		$327,272,637

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Dynamic Fund during the year ended December 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940 (“1940 Act”), as amended, were as follows:

Affiliated Issuer	Value at 12/31/19		Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/20	Shares/ Investment Value Held at 12/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Advantage Emerging Markets Fund, Class K	$22,308,701	(a)	$6,367,657	(b)	$(8,590,765	)(c)	$(549,168)	$3,679,117	$23,215,542	1,854,277	$362,324		$—
BlackRock Cash Funds: Institutional, SL Agency Shares	1,084,188	(a)	6,507,525	(d)	—		(887)	—	7,590,826	7,586,274	10,725	(e)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	25,813,659	(a)	—		(25,565,736	)(d)	—	—	247,923	247,923	75,936		—
BlackRock Tactical Opportunities Fund, Class K	10,584,730	(a)	10,111,237	(b)	(4,640,033	)(c)	(156,200)	400,383	16,300,117	1,166,794	450,691		—
CoreAlpha Bond Master Portfolio	72,562,515	(a)	—		(50,669,139	)(d)	3,317,741	8,934,548	34,145,665	$34,145,665	1,263,974		—
Diversified Equity Master Portfolio	125,478,627	(a)	—		(20,064,140	)(d)	4,863,107	2,083,222	112,360,816	$112,360,816	1,696,043		—
International Tilts Master Portfolio	37,353,587	(a)	—		(8,764,121	)(d)	(258,945)	3,566,484	31,897,005	$31,897,005	616,850		—
iShares Core MSCI EAFE ETF	—		10,087,364	(f)	(9,054,080)		(1,033,284)	—	—	—	99,708		—
iShares Core U.S. Aggregate Bond ETF	—		31,699,481		(2,766,936)		(15,866)	(2,677)	28,914,002	244,640	320,660		—
iShares Developed Real Estate Index Fund, Class K	10,875,154	(a)	1,900,469	(b)	(1,911,072	)(c)	(364,161)	(608,088)	9,892,302	1,004,295	173,942		—
iShares iBoxx $ Investment Grade Corporate Bond ETF	—		3,003,429		(152,479)		216	76,776	2,927,942	21,197	44,135		—
iShares MSCI EAFE Small-Cap ETF	8,994,415	(a)	3,905,387	(b)	(789,945)		(237,707)	1,811,178	13,683,328	200,195	182,093		—
iShares TIPS Bond ETF	21,537,823	(a)	5,463,561	(b)	(8,493,545	)(c)	129,330	1,623,184	20,260,353	158,718	232,732		—
Master Total Return Portfolio	13,956,441	(a)	9,655,142	(d)	—		686,320	(578,058)	23,719,845	$23,719,845	536,018		—

							$6,380,496	$20,986,069	$325,155,666		$6,065,831		$—

(a)	Represents value held by the respective LifePath Dynamic Master Portfolio as of December 31, 2019.
(b)	Represents amount purchased by the Fund and the respective LifePath Dynamic Master Portfolio.
(c)	Represents amount sold by the Fund and the respective LifePath Dynamic Master Portfolio.
(d)	Represents net amount purchased (sold) by the Fund and the respective LifePath Dynamic Master Portfolio.
(e)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(f)	Represents amount purchased by the respective LifePath Dynamic Master Portfolio.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) December 31, 2020	BlackRock LifePath® Dynamic 2030 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
IBEX 35 Index	46	01/15/21	$4,535	$(44,793)
Euro Bund	43	03/08/21	9,332	38,833
Topix Index	34	03/11/21	5,942	110,069
10-Year Australian T-Bond	92	03/15/21	10,443	21,077
S&P/TSE 60 Index	31	03/18/21	5,012	(62,177)
Euro Stoxx 50 Index	29	03/19/21	1,258	17,218
FTSE/MIB Index	34	03/19/21	4,596	63,595
MSCI EAFE Index	35	03/19/21	3,729	75,661
Russell 2000 E-Mini Index	86	03/19/21	8,492	234,543
10-Year Canada Bond	87	03/22/21	10,191	13,701

				467,727

Short Contracts
FTSE 100 Index	13	03/19/21	1,141	16,105
S&P 500 E-Mini Index	41	03/19/21	769	(15,600)
S&P 500 E-Mini Index	12	03/19/21	2,249	(52,763)
10-Year U.S. Treasury Note	116	03/22/21	16,017	(15,747)
10-Year U.S. Ultra Long Treasury Note	60	03/22/21	9,382	32,129

				(35,876)

				$431,851

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

AUD	4,688,546	USD	3,490,115	Morgan Stanley & Co. International PLC	03/17/21	$126,676
CAD	4,000,000	USD	3,123,858	Bank of America N.A.	03/17/21	19,206
CAD	4,296,694	USD	3,355,565	Bank of America N.A.	03/17/21	20,631
CAD	876,116	USD	681,370	Morgan Stanley & Co. International PLC	03/17/21	7,052
EUR	11,610,096	USD	14,155,436	Bank of America N.A.	03/17/21	51,098
JPY	335,971,593	USD	3,235,852	Morgan Stanley & Co. International PLC	03/17/21	20,640

						$245,303

24	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock LifePath® Dynamic 2030 Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$517,191	$—	$105,740	$—	$622,931
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	245,303	—	—	245,303

	$—	$—	$517,191	$245,303	$105,740	$—	$868,234

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$175,333	$—	$15,747	$—	$191,080

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended December 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts		Foreign Currency Exchange Contracts		Interest Rate Contracts		Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts.	$—	$—	$3,751,565	(a)	$—		$(1,491,855	)(b)	$—	$2,259,710
Forward foreign currency exchange contracts	—	—	—		1,471,704		—		—	1,471,704

	$—	$—	$3,751,565		$1,471,704		$(1,491,855)		$—	$3,731,414

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts.	$—	$—	$(306,825	)(a)	$—		$(62,805	)(b)	$—	$(369,630)
Forward foreign currency exchange contracts	—	—	—		(75,338	)(c)	—		—	(75,338)

	$—	$—	$(306,825)		$(75,338)		$(62,805)		$—	$(444,968)

(a)	Includes $(379,429) and $(3,077,500) in realized gain/loss and unrealized appreciation (depreciation), respectively, allocated from LifePath Dynamic Master Portfolio through March 6, 2020.
(b)	Includes $(1,079,393) and $(1,829,551) in realized gain/loss and unrealized appreciation (depreciation), respectively, allocated from LifePath Dynamic Master Portfolio through March 6, 2020.
(c)	Includes $(142,616) in unrealized appreciation (depreciation) allocated from LifePath Dynamic Master Portfolio through March 6, 2020.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$46,613,774
Average notional value of contracts — short	$9,451,140
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$2,321,569
Average amounts sold — in USD	$24,879,544

For more information about the LifePath Dynamic Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) December 31, 2020	BlackRock LifePath® Dynamic 2030 Fund

Derivative Financial Instruments — Offsetting as of Period End

The LifePath Dynamic Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$44,327	$102,858
Forward foreign currency exchange contracts	245,303	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	289,630	102,858

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(44,327)	(102,858)

Total derivative assets and liabilities subject to an MNA	$245,303	$—

The following table presents the LifePath Dynamic Fund’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the LifePath Dynamic Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(a)
Bank of America N.A	$90,935	$—	$—	$—	$90,935
Morgan Stanley & Co. International PLC	154,368	—	—	—	154,368

	$245,303	$—	$—	$—	$245,303

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Dynamic Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Dynamic Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the LifePath Dynamic Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$63,091,289	$—	$—	$63,091,289
Fixed-Income Funds	52,102,297	—	—	52,102,297
Money Market Funds	7,838,749	—	—	7,838,749

	$123,032,335	$—	$—	123,032,335

Investments Valued at NAV(a)				202,123,331

				$325,155,666

Derivative Financial Instruments(b)
Assets
Equity Contracts	$517,191	$—	$—	$517,191
Foreign Currency Exchange Contracts	—	245,303	—	245,303
Interest Rate Contracts	105,740	—	—	105,740
Liabilities
Equity Contracts	(175,333)	—	—	(175,333)
Interest Rate Contracts	(15,747)	—	—	(15,747)

	$431,851	$245,303	$—	$677,154

(a)	Certain investments of the Fund were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

26	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2020	BlackRock LifePath® Dynamic 2040 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 83.9%
BlackRock Advantage Emerging Markets Fund, Class K	1,964,057	$24,589,996
BlackRock Tactical Opportunities Fund, Class K	997,040	13,928,644
Diversified Equity Master Portfolio	$130,367,106	130,367,106
International Tilts Master Portfolio	$38,908,496	38,908,496
iShares Developed Real Estate Index Fund, Class K	1,189,725	11,718,788
iShares MSCI EAFE Small-Cap ETF(b)	234,308	16,014,952

		235,527,982

Fixed-Income Funds — 13.3%
CoreAlpha Bond Master Portfolio	$10,280,183	10,280,183
iShares Core U.S. Aggregate Bond ETF	75,565	8,931,027
iShares iBoxx $Investment Grade Corporate Bond ETF	9,764	1,348,701
iShares TIPS Bond ETF	73,570	9,391,211
Master Total Return Portfolio	$7,318,766	7,318,766

		37,269,888

Security	Shares	Value

Money Market Funds — 5.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.21%(c)(d)	12,812,958	$12,820,646
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.05%(c)	1,641,951	1,641,951

		14,462,597

Total Investments — 102.4% (Cost: $218,097,530)		287,260,467
Liabilities in Excess of Other Assets — (2.4)%		(6,641,315)

Net Assets — 100.0%		$280,619,152

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Dynamic Fund during the year ended December 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 12/31/19		Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/20	Shares/ Investment Value Held at 12/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Advantage Emerging Markets Fund, Class K	$26,055,202	(a)	$32,933,104	(b)	$(37,701,268	)(c)	$(1,922,791)	$5,225,749	$24,589,996	1,964,057	$445,743		$—
BlackRock Cash Funds: Institutional, SL Agency Shares	3,671,600	(a)	9,152,073	(d)	—		(3,027)	—	12,820,646	12,812,958	13,696	(e)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	19,567,093	(a)	—		(17,925,142	)(d)	—	—	1,641,951	1,641,951	62,749		—
BlackRock Tactical Opportunities Fund, Class K	8,760,150	(a)	4,958,242	(b)	—		(127,586)	337,838	13,928,644	997,040	385,121		—
CoreAlpha Bond Master Portfolio	18,948,856	(a)	—		(12,536,617	)(d)	865,575	3,002,369	10,280,183	$10,280,183	361,657		—
Diversified Equity Master Portfolio	136,236,751	(a)	—		(19,147,809	)(d)	3,712,337	9,565,827	130,367,106	$130,367,106	1,909,011		—
International Tilts Master Portfolio	43,485,982	(a)	—		(9,567,748	)(d)	(1,043,173)	6,033,435	38,908,496	$38,908,496	726,043		—
iShares Core MSCI EAFE ETF	—		9,525,755	(b)	(9,013,497)		(512,258)	—	—	—	111,360		—
iShares Core U.S. Aggregate Bond ETF	—		10,339,235		(1,400,652)		(6,686)	(870)	8,931,027	75,565	96,556		—
iShares Developed Real Estate Index Fund, Class K	12,187,882	(a)	2,605,751	(b)	(1,851,517)		(569,467)	(653,861)	11,718,788	1,189,725	191,809		—
iShares iBoxx $Investment Grade Corporate Bond ETF	—		1,313,336		—		—	35,365	1,348,701	9,764	19,860		—
iShares MSCI EAFE Small-Cap ETF	10,345,455	(a)	5,576,082	(b)	(1,491,543)		(139,901)	1,724,859	16,014,952	234,308	206,323		—
iShares TIPS Bond ETF	8,948,496	(a)	3,423,308	(b)	(3,752,152	)(c)	70,534	701,025	9,391,211	73,570	103,057		—
Master Total Return Portfolio	3,560,921	(a)	3,971,660	(d)	—		193,077	(406,892)	7,318,766	$7,318,766	159,376		—

							$516,634	$25,564,844	$287,260,467		$4,792,361		$—

(a)	Represents value held by the respective LifePath Dynamic Master Portfolio as of December 31, 2019.
(b)	Represents amount purchased by the Fund and the respective LifePath Dynamic Master Portfolio.
(c)	Represents amount sold by the Fund and the respective LifePath Dynamic Master Portfolio.
(d)	Represents net amount purchased (sold) by the Fund and the respective LifePath Dynamic Master Portfolio.
(e)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) December 31, 2020	BlackRock LifePath® Dynamic 2040 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
IBEX 35 Index	40	01/15/21	$ 3,944	$(38,961)
Topix Index	28	03/11/21	4,893	90,647
S&P/TSE 60 Index	38	03/18/21	6,143	(76,217)
Euro Stoxx 50 Index	25	03/19/21	1,084	14,830
FTSE/MIB Index	29	03/19/21	3,920	54,258
MSCI EAFE Index	77	03/19/21	8,204	135,309
Russell 2000 E-Mini Index	52	03/19/21	5,134	141,335
10-Year U.S. Treasury Note	34	03/22/21	4,695	590

				321,791

Short Contracts
FTSE 100 Index	11	03/19/21	966	13,634
S&P 500 E-Mini Index	10	03/19/21	1,874	(43,969)
S&P 500 E-Mini Index	1	03/19/21	19	(381)

				(30,716)

				$291,075

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

AUD	3,949,091	USD	2,939,671	Morgan Stanley & Co. International PLC	03/17/21	$106,697
CAD	3,619,040	USD	2,826,342	Bank of America N.A.	03/17/21	17,377
CAD	5,000,000	USD	3,904,822	Bank of America N.A.	03/17/21	24,008
CAD	1,325,945	USD	1,031,210	Morgan Stanley & Co. International PLC	03/17/21	10,673
EUR	10,035,047	USD	12,235,081	Bank of America N.A.	03/17/21	44,166
JPY	282,983,776	USD	2,727,594	Bank of America N.A.	03/17/21	15,300

						$218,221

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$450,013	$—	$590	$—	$450,603
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	218,221	—	—	218,221

	$—	$—	$450,013	$218,221	$590	$—	$668,824

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$159,528	$—	$—	$—	$159,528

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

28	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock LifePath® Dynamic 2040 Fund

For the year ended December 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts		Foreign Currency Exchange Contracts		Interest Rate Contracts		Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$3,251,434	(a)	$—		$(1,329,327	)(b)	$—	$1,922,107
Forward foreign currency exchange contracts	—	—	—		1,181,514		—		—	1,181,514

	$—	$—	$3,251,434		$1,181,514		$(1,329,327)		$—	$3,103,621

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(298,601	)(a)	$—		$(165,162	)(b)	$—	$(463,763)
Forward foreign currency exchange contracts	—	—	—		(81,726	)(c)	—		—	(81,726)

	$—	$—	$(298,601)		$(81,726)		$(165,162)		$—	$(545,489)

(a)	Includes $(609,769) and $(2,719,206) in realized gain/loss and unrealized appreciation (depreciation), respectively, allocated from LifePath Dynamic Master Portfolio through March 6, 2020.
(b)	Includes $(933,354) and $(1,803,932) in realized gain/loss and unrealized appreciation (depreciation), respectively, allocated from LifePath Dynamic Master Portfolio through March 6, 2020.
(c)	Includes $(198,179) in unrealized appreciation (depreciation) allocated from LifePath Dynamic Master Portfolio through March 6, 2020.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$37,224,147
Average notional value of contracts — short	$2,464,981
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$1,995,789
Average amounts sold — in USD	$21,992,452

For more information about the LifePath Dynamic Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The LifePath Dynamic Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$13,417	$85,912
Forward foreign currency exchange contracts	218,221	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	231,638	85,912

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(13,417)	(85,912)

Total derivative assets and liabilities subject to an MNA	$218,221	$—

The following table presents the LifePath Dynamic Fund’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the LifePath Dynamic Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(a)

Bank of America N.A	$100,851	$—	$—	$—	$100,851
Morgan Stanley & Co. International PLC	117,370	—	—	—	117,370

	$218,221	$—	$—	$—	$218,221

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) December 31, 2020	BlackRock LifePath® Dynamic 2040 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Dynamic Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Dynamic Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the LifePath Dynamic Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$66,252,380	$—	$—	$66,252,380
Fixed-Income Funds	19,670,939	—	—	19,670,939
Money Market Funds	14,462,597	—	—	14,462,597

	$100,385,916	$—	$—	100,385,916

Investments Valued at NAV(a)				186,874,551

				$287,260,467

Derivative Financial Instruments(b)
Assets
Equity Contracts	$450,013	$—	$—	$450,013
Foreign Currency Exchange Contracts	—	218,221	—	218,221
Interest Rate Contracts	590	—	—	590
Liabilities
Equity Contracts	(159,528)	—	—	(159,528)

	$291,075	$218,221	$—	$509,296

(a)	Certain investments of the Fund were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

30	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2020	BlackRock LifePath® Dynamic 2050 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 92.6%
BlackRock Advantage Emerging Markets Fund, Class K	1,246,223	$15,602,715
Diversified Equity Master Portfolio	$70,677,755	70,677,755
International Tilts Master Portfolio	$21,173,512	21,173,512
iShares Developed Real Estate Index Fund, Class K	637,812	6,282,444
iShares MSCI EAFE Small-Cap ETF(b)	130,094	8,891,925

		122,628,351

Fixed-Income Funds — 1.5%
CoreAlpha Bond Master Portfolio	$474,526	474,526
iShares Core U.S. Aggregate Bond ETF	3,357	396,764
iShares iBoxx $Investment Grade Corporate Bond ETF(b)	1,780	245,871
iShares TIPS Bond ETF	4,244	541,747

Master Total Return Portfolio	$340,639	340,639

		1,999,547

Security	Shares	Value

Money Market Funds — 11.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.21%(c)(d)	9,394,877	$9,400,514
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.05%(c)	6,121,146	6,121,146

		15,521,660

Total Investments — 105.8% (Cost: $99,643,815)		140,149,558

Liabilities in Excess of Other Assets — (5.8)%		(7,628,503)

Net Assets — 100.0%		$132,521,055

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Dynamic Fund during the year ended December 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 12/31/19		Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/20	Shares/ Investment Value Held at 12/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Advantage Emerging Markets Fund, Class K	$11,659,112	(a)	$4,746,898	(b)	$(3,013,131	)(c)	$(153,138)	$2,362,974	$15,602,715	1,246,223	$235,007		$—
BlackRock Cash Funds: Institutional, SL Agency Shares	2,903,175	(a)	6,498,646	(d)	—		(1,307)	—	9,400,514	9,394,877	7,440	(e)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	10,682,760	(a)	—		(4,561,614	)(d)	—	—	6,121,146	6,121,146	42,810		—
BlackRock Tactical Opportunities Fund, Class K	—		5,641,608	(b)	(5,625,565	)(c)	(16,043)	—	—	—	—		—
CoreAlpha Bond Master Portfolio	882,431	(a)	—		(461,694	)(d)	46,756	7,033	474,526	$474,526	15,168		—
Diversified Equity Master Portfolio	59,597,236	(a)	1,677,643	(d)	—		563,302	8,839,574	70,677,755	$70,677,755	921,904		—
International Tilts Master Portfolio	20,296,393	(a)	—		(1,488,269	)(d)	(293,871)	2,659,259	21,173,512	$21,173,512	357,835		—
iShares Core MSCI EAFE ETF	—		4,726,678	(b)	(4,382,710	)(c)	(343,968)	—	—	—	54,148		—
iShares Core U.S. Aggregate Bond ETF	—		396,805		—		—	(41)	396,764	3,357	4,533		—
iShares Developed Real Estate Index Fund, Class K	5,426,849	(a)	2,058,667	(b)	(766,622	)(c)	(246,101)	(190,349)	6,282,444	637,812	97,162		—
iShares iBoxx $Investment Grade Corporate Bond ETF	—		239,424		—		—	6,447	245,871	1,780	3,621		—
iShares MSCI EAFE Small-Cap ETF	4,657,983	(a)	3,880,025		(573,140)		(54,745)	981,802	8,891,925	130,094	112,850		—
iShares TIPS Bond ETF	382,233	(a)	140,843	(b)	(20,111	)(c)	(226)	39,008	541,747	4,244	5,855		—
Master Total Return Portfolio	133	(a)	353,686	(d)	—		3,224	(16,404)	340,639	$340,639	5,906		—

							$(496,117)	$14,689,303	$140,149,558		$1,864,239		$—

(a)	Represents value held by the respective LifePath Dynamic Master Portfolio as of December 31, 2019.
(b)	Represents amount purchased by the Fund and the respective LifePath Dynamic Master Portfolio.
(c)	Represents amount sold by the Fund and the respective LifePath Dynamic Master Portfolio.
(d)	Represents net amount purchased (sold) by the Fund and the respective LifePath Dynamic Master Portfolio.
(e)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) December 31, 2020	BlackRock LifePath® Dynamic 2050 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
IBEX 35 Index	13	01/15/21	$1,282	$(12,636)
S&P/TSE 60 Index	21	03/18/21	3,395	(42,120)
FTSE/MIB Index	10	03/19/21	1,352	18,362
MSCI EAFE Index	27	03/19/21	2,877	58,367
Russell 2000 E-Mini Index	18	03/19/21	1,777	48,958
S&P 500 E-Mini Index	1	03/19/21	19	327

				71,258

Short Contracts
Topix Index	5	03/11/21	874	(18,654)
FTSE 100 Index	11	03/19/21	966	13,634
S&P 500 E-Mini Index	5	03/19/21	937	(21,984)

				(27,004)

				$44,254

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

AUD	1,650,264	USD	1,228,410	Morgan Stanley & Co. International PLC	03/17/21	$44,620
CAD	1,512,341	USD	1,181,084	Bank of America N.A.	03/17/21	7,262
CAD	3,500,000	USD	2,733,376	Bank of America N.A.	03/17/21	16,806
CAD	504,444	USD	392,315	Morgan Stanley & Co. International PLC	03/17/21	4,060
EUR	4,638,950	USD	5,655,970	Bank of America N.A.	03/17/21	20,417
JPY	133,005,145	USD	1,281,996	Bank of America N.A.	03/17/21	7,191

						$100,356

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$139,648	$—	$—	$—	$139,648
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	100,356	—	—	100,356

	$—	$—	$139,648	$100,356	$—	$—	$240,004

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$95,394	$—	$—	$—	$95,394

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

32	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock LifePath® Dynamic 2050 Fund

For the year ended December 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts		Foreign Currency Exchange Contracts		Interest Rate Contracts		Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$805,694	(a)	$—		$254,434	(b)	$—	$1,060,128
Forward foreign currency exchange contracts	—	—	—		561,873		—		—	561,873

	$—	$—	$805,694		$561,873		$254,434		$—	$1,622,001

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(163,506	)(a)	$—		$1,054	(b)	$—	$(162,452)
Forward foreign currency exchange contracts	—	—	—		(30,539	)(c)	—		—	(30,539)

	$—	$—	$(163,506)		$(30,539)		$1,054		$—	$(192,991)

(a)	Includes $(196,497) and $(903,463) in realized gain/loss and unrealized appreciation (depreciation), respectively, allocated from LifePath Dynamic Master Portfolio through March 6, 2020.
(b)	Includes $5,578 and $16,717 in realized gain/loss and unrealized appreciation (depreciation), respectively, allocated from LifePath Dynamic Master Portfolio through March 6, 2020.
(c)	Includes $(74,141) in unrealized appreciation (depreciation) allocated from LifePath Dynamic Master Portfolio through March 6, 2020.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$13,414,085
Average notional value of contracts — short	$2,555,246
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$741,197
Average amounts sold — in USD	$9,720,086

For more information about the LifePath Dynamic Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The LifePath Dynamic Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$13,135	$76,517
Forward foreign currency exchange contracts	100,356	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	113,491	76,517

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(13,135)	(76,517)

Total derivative assets and liabilities subject to an MNA	$100,356	$—

The following table presents the LifePath Dynamic Fund’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the LifePath Dynamic Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(a)

Bank of America N.A	$51,676	$—	$—	$—	$51,676
Morgan Stanley & Co. International PLC	48,680	—	—	—	48,680

	$100,356	$—	$—	$—	$100,356

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) December 31, 2020	BlackRock LifePath® Dynamic 2050 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Dynamic Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Dynamic Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the LifePath Dynamic Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$30,777,084	$—	$—	$30,777,084
Fixed-Income Funds	1,184,382	—	—	1,184,382
Money Market Funds	15,521,660	—	—	15,521,660
	$47,483,126	$—	$—	47,483,126

Investments Valued at NAV(a)				92,666,432

				$140,149,558

Derivative Financial Instruments(b)
Assets
Equity Contracts	$139,648	$—	$—	$139,648
Foreign Currency Exchange Contracts	—	100,356	—	100,356
Liabilities
Equity Contracts	(95,394)	—	—	(95,394)

	$44,254	$100,356	$—	$144,610

(a)	Certain investments of the Fund were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

34	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2020	BlackRock LifePath® Dynamic 2060 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 96.4%
BlackRock Advantage Emerging Markets Fund, Class K	104,388	$1,306,936
Diversified Equity Master Portfolio	$5,851,950	5,851,950
International Tilts Master Portfolio	$1,739,277	1,739,277
iShares Developed Real Estate Index Fund, Class K	52,980	521,849
iShares MSCI Canada ETF(b)	8,371	258,161
iShares MSCI EAFE Small-Cap ETF(b)	10,431	712,959
iShares Russell 2000 ETF(b)	711	139,399

		10,530,531

Fixed-Income Funds — 1.2%
CoreAlpha Bond Master Portfolio	$26,876	26,876
iShares Core U.S. Aggregate Bond ETF	455	53,776
iShares iBoxx $Investment Grade Corporate Bond ETF(b)	186	25,692
iShares TIPS Bond ETF	70	8,936
Master Total Return Portfolio	$16,486	16,486

		131,766

Security	Shares		Value

Money Market Funds — 11.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.21%(c)(d)	915,890 $		916,440
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.05%(c)		298,259	298,259

			1,214,699

Total Investments — 108.7% (Cost: $9,805,925)			11,876,996

Liabilities in Excess of Other Assets — (8.7)%			(948,846)

Net Assets — 100.0%			$10,928,150

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Dynamic Fund during the year ended December 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 12/31/19		Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/20	Shares/ Investment Value Held at 12/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Advantage Emerging Markets Fund, Class K	$440,954	(a)	$724,708	(b)	$(77,431)		$(8,531)	$227,236	$1,306,936	104,388	$19,181		$—
BlackRock Cash Funds: Institutional, SL Agency Shares	—		916,663	(c)	—		(223)	—	916,440	915,890	1,200	(d)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	211,018	(a)	87,241	(c)	—		—	—	298,259	298,259	1,471		—
BlackRock Tactical Opportunities Fund, Class K	—		344,245		(343,269)		(976)	—	—	—	—		—
CoreAlpha Bond Master Portfolio	37,326	(a)	—		(15,123	)(c)	904	3,769	26,876	$26,876	1,013		—
Diversified Equity Master Portfolio	2,237,253	(a)	2,829,304	(c)	—		(228,409)	1,013,802	5,851,950	$5,851,950	57,498		—
International Tilts Master Portfolio	797,387	(a)	655,438	(c)	—		2,078	284,374	1,739,277	$1,739,277	21,147		—
iShares Core MSCI EAFE ETF	—		321,963	(b)	(316,114)		(5,849)	—	—	—	3,906		—
iShares Core U.S. Aggregate Bond ETF	—		53,817		—		—	(41)	53,776	455	267		—
iShares Developed Real Estate Index Fund, Class K	197,252	(a)	329,697	(b)	(11,847)		(3,733)	10,480	521,849	52,980	7,058		—
iShares iBoxx $Investment Grade Corporate Bond ETF	—		25,045		—		—	647	25,692	186	279		—
iShares MSCI Canada ETF	111,998	(a)	119,682	(b)	—		—	26,481	258,161	8,371	4,997		—
iShares MSCI EAFE Small-Cap ETF	168,467	(a)	645,335	(b)	(175,009)		(19,233)	93,399	712,959	10,431	7,758		—
iShares Russell 2000 ETF	85,154	(a)	67,954	(b)	(30,164)		(8,156)	24,611	139,399	711	1,470		—
iShares TIPS Bond ETF	3,031	(a)	5,593		(122)		—	434	8,936	70	68		—
Master Total Return Portfolio	133	(a)	16,377	(c)	—		161	(185)	16,486	$16,486	288		—

							$(271,967)	$1,685,007	$11,876,996		$127,601		$—

(a)	Represents value held by the respective LifePath Dynamic Master Portfolio as of December 31, 2019. (b) Represents amount purchased by the Fund and the respective LifePath Dynamic Master Portfolio.
(c)	Represents net amount purchased (sold) by the Fund and the respective LifePath Dynamic Master Portfolio.
(d)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) December 31, 2020	BlackRock LifePath® Dynamic 2060 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE Index	3	03/19/21	$320	$6,472
S&P 500 E-Mini Index	1	03/19/21	19	377

				$6,849

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

AUD	126,755	USD	94,353	Morgan Stanley & Co. International PLC	03/17/21	$3,427
CAD	113,484	USD	88,627	Bank of America N.A.	03/17/21	545
EUR	365,982	USD	446,218	Bank of America N.A.	03/17/21	1,611
JPY	10,438,591	USD	100,612	Bank of America N.A.	03/17/21	566

						$6,149

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$6,849	$—	$—	$—	$6,849
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	6,149	—	—	6,149

	$—	$—	$6,849	$6,149	$—	$—	$12,998

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended December 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts		Foreign Currency Exchange Contracts		Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$62,434	(a)	$—		$12,062	$—	$74,496
Forward foreign currency exchange contracts	—	—	—		44,661		—	—	44,661

	$—	$—	$62,434		$44,661		$12,062	$—	$119,157

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$1,426	(a)	$—		$—	$—	$1,426
Forward foreign currency exchange contracts	—	—	—		3,567	(b)	—	—	3,567

	$—	$—	$1,426		$3,567		$—	$—	$4,993

(a)	Includes $(8,223) and $(25,542) in realized gain/loss and unrealized appreciation (depreciation), respectively, allocated from LifePath Dynamic Master Portfolio through March 6, 2020.
(b)	Includes $2,744 in unrealized appreciation (depreciation) allocated from LifePath Dynamic Master Portfolio through March 6, 2020.

36	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock LifePath® Dynamic 2060 Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$488,346
Average notional value of contracts — short	$32,121
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$34,227
Average amounts sold — in USD	$539,017

For more information about the LifePath Dynamic Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The LifePath Dynamic Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$123	$2,590
Forward foreign currency exchange contracts	6,149	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	6,272	2,590

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(123)	(2,590)

Total derivative assets and liabilities subject to an MNA	$6,149	$—

The following table presents the LifePath Dynamic Fund’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the LifePath Dynamic Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(a)

Bank of America N.A	$2,722	$—	$—	$—	$2,722
Morgan Stanley & Co. International PLC	3,427	—	—	—	3,427

	$6,149	$—	$—	$—	$6,149

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Dynamic Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Dynamic Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the LifePath Dynamic Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$2,939,304	$—	$—	$2,939,304
Fixed-Income Funds	88,404	—	—	88,404
Money Market Funds	1,214,699	—	—	1,214,699

	$4,242,407	$—	$—	4,242,407

Investments Valued at NAV(a)				7,634,589

				$11,876,996

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) December 31, 2020	BlackRock LifePath® Dynamic 2060 Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(b)
Assets
Equity Contracts	$6,849	$—	$—	$6,849
Foreign Currency Exchange Contracts	—	6,149	—	6,149

	$6,849	$6,149	$—	$12,998

(a)	Certain investments of the Fund were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

38	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

December 31, 2020

	BlackRock LifePath® Dynamic Retirement Fund	BlackRock LifePath® Dynamic 2030 Fund	BlackRock LifePath® Dynamic 2040 Fund	BlackRock LifePath® Dynamic 2050 Fund

ASSETS
Investments at value — affiliated(a)(b)	$335,241,028	$325,155,666	$287,260,467	$140,149,558
Cash pledged for futures contracts	3,893,000	3,770,000	2,669,000	1,054,000
Foreign currency at value(c)	4,059,602	3,325,979	2,042,463	980,807
Receivables:
Investments sold	2,476,612	3,148,045	4,887,096	—
Securities lending income — affiliated	1,437	1,619	2,475	609
Capital shares sold	626,753	310,692	171,677	120,528
Dividends — affiliated	2,602	4,695	5,162	3,257
Variation margin on futures contracts	47,598	44,327	13,417	13,135
Unrealized appreciation on forward foreign currency exchange contracts	237,706	245,303	218,221	100,356

Total assets	346,586,338	336,006,326	297,269,978	142,422,250

LIABILITIES
Collateral on securities loaned at value	10,334,909	7,590,904	12,820,646	9,400,514
Payables:
Investments purchased	—	—	2,138,793	—
Administration fees	133,642	125,403	109,916	44,793
Capital gains distributions	355,764	81,175	104,279	—
Capital shares redeemed	1,834,822	681,381	1,279,775	318,585
Income dividend distributions	62,240	33,807	23,473	7,213
Investment advisory fees	78,298	53,207	29,806	15,904
Trustees’ and Officer’s fees	4,304	4,270	4,215	4,071
Professional fees	30,337	16,679	16,516	15,745
Service and distribution fees	46,290	44,005	37,495	17,853
Variation margin on futures contracts	84,586	102,858	85,912	76,517

Total liabilities	12,965,192	8,733,689	16,650,826	9,901,195

NET ASSETS	$333,621,146	$327,272,637	$280,619,152	$132,521,055

NET ASSETS CONSIST OF
Paid-in capital	$211,174,395	$275,659,571	$195,293,196	$96,729,736
Accumulated earnings	122,446,751	51,613,066	85,325,956	35,791,319

NET ASSETS	$333,621,146	$327,272,637	$280,619,152	$132,521,055

(a) Investments at cost — affiliated	$229,478,185	$274,533,286	$218,097,530	$99,643,815
(b) Securities loaned at value	$10,079,605	$7,362,389	$12,429,653	$9,137,796
(c) Foreign currency at cost	$3,919,932	$3,231,551	$1,975,236	$951,016

F I N A N C I A L S T A T E M E N T S	39

Statements of Assets and Liabilities  (continued)

December 31, 2020

	BlackRock LifePath® Dynamic Retirement Fund	BlackRock LifePath® Dynamic 2030 Fund	BlackRock LifePath® Dynamic 2040 Fund	BlackRock LifePath® Dynamic 2050 Fund

NET ASSET VALUE
Institutional
Net assets	$59,200,865	$58,905,177	$59,327,505	$19,214,857

Shares outstanding	5,068,125	3,979,483	3,166,476	843,670

Net asset value	$11.68	$14.80	$18.74	$22.78

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Investor A
Net assets	$190,948,285	$183,497,245	$157,612,860	$73,608,371

Shares outstanding	19,038,043	13,024,362	9,430,808	3,244,282

Net asset value	$10.03	$14.09	$16.71	$22.69

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Investor C
Net assets	$2,303,233	$2,925,437	$2,325,497	$1,476,978

Shares outstanding	200,240	202,228	126,504	66,043

Net asset value	$11.50	$14.47	$18.38	$22.36

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Class K
Net assets	$74,808,822	$77,510,469	$57,407,115	$35,574,262

Shares outstanding	6,433,461	5,248,906	3,045,057	1,556,309

Net asset value	$11.63	$14.77	$18.85	$22.86

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Class R
Net assets	$6,359,941	$4,434,309	$3,946,175	$2,646,587

Shares outstanding	551,031	303,899	213,178	117,156

Net asset value	$11.54	$14.59	$18.51	$22.59

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

40	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

December 31, 2020

BlackRock LifePath® Dynamic 2060 Fund

ASSETS
Investments at value — affiliated(a)(b)	$11,876,996
Cash pledged for futures contracts	26,000
Foreign currency at value(c)	12,630
Receivables:
Securities lending income — affiliated	276
Capital shares sold	3,951
Dividends — affiliated	253
From the Administrator	3,179
Variation margin on futures contracts	123
Unrealized appreciation on forward foreign currency exchange contracts	6,149

Total assets	11,929,557

LIABILITIES
Collateral on securities loaned at value	916,654
Payables:
Investments purchased	46,464
Capital shares redeemed	4,026
Income dividend distributions	11,033
Investment advisory fees	1,088
Trustees’ and Officer’s fees	3,946
Professional fees	15,321
Service and distribution fees	285
Variation margin on futures contracts	2,590

Total liabilities	1,001,407

NET ASSETS	$10,928,150

NET ASSETS CONSIST OF
Paid-in capital	$9,039,271
Accumulated earnings	1,888,879

NET ASSETS	$10,928,150

(a) Investments at cost — affiliated	$9,805,925
(b) Securities loaned at value	$890,174
(c) Foreign currency at cost	$12,193

F I N A N C I A L S T A T E M E N T S	41

Statements of Assets and Liabilities  (continued)

December 31, 2020

BlackRock LifePath® Dynamic 2060 Fund

NET ASSET VALUE
Institutional
Net assets	$1,197,498

Shares outstanding	93,180

Net asset value	$12.85

Shares authorized	Unlimited

Par value	No par value

Investor A
Net assets	$579,623

Shares outstanding	45,135

Net asset value	$12.84

Shares authorized	Unlimited

Par value	No par value

Investor C
Net assets	$44,678

Shares outstanding	3,481

Net asset value	$12.83

Shares authorized	Unlimited

Par value	No par value

Class K
Net assets	$8,747,421

Shares outstanding	679,835

Net asset value	$12.87

Shares authorized	Unlimited

Par value	No par value

Class R
Net assets	$358,930

Shares outstanding	27,932

Net asset value	$12.85

Shares authorized	Unlimited

Par value	No par value

See notes to financial statements.

42	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended December 31, 2020

	BlackRock LifePath® Dynamic Retirement Fund	BlackRock LifePath® Dynamic 2030 Fund	BlackRock LifePath® Dynamic 2040 Fund	BlackRock LifePath® Dynamic 2050 Fund

INVESTMENT INCOME
Dividends — affiliated	$2,013,074	$1,852,924	$1,557,583	$520,489
Securities lending income — affiliated — net	10,814	9,728	12,656	6,868
Net investment income allocated from the applicable affiliated Underlying Master Portfolio
Dividends — affiliated	1,433,748	2,139,585	2,428,558	1,198,189
Interest — affiliated	3,093,824	1,574,884	518,359	54,776
Expenses	(579,772)	(641,260)	(638,912)	(305,285)
Fees waived	221,020	273,709	289,067	141,110
Net investment income allocated from the applicable affiliated LifePath Dynamic Master Portfolio
Dividends — unaffiliated	4,725	6,711	7,112	2,536
Dividends — affiliated	414,919	507,773	532,967	245,984
Interest — affiliated	846,033	439,070	169,122	33,157
Securities lending income — affiliated — net	993	997	1,040	572
Expenses	(410,266)	(378,369)	(332,348)	(138,320)
Fees waived	274,377	259,278	231,552	98,230

Total investment income	7,323,489	6,045,030	4,776,756	1,858,306

EXPENSES
Investment advisory	990,203	900,278	766,620	333,667
Administration — class specific	893,827	807,121	695,725	288,139
Service and distribution — class specific	567,426	506,427	422,658	197,491
Trustees and Officer	9,175	9,840	9,883	9,983
Professional	5,524	14,632	14,570	14,110
Miscellaneous	2,643	2,143	2,143	400

Total expenses	2,468,798	2,240,441	1,911,599	843,790
Less:
Fees waived and/or reimbursed by the Administrator/Manager	(628,865)	(669,253)	(632,875)	(287,842)

Total expenses after fees waived and/or reimbursed	1,839,933	1,571,188	1,278,724	555,948

Net investment income	5,483,556	4,473,842	3,498,032	1,302,358

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	1,804	(2,761)	54,799	20,688
Investments — affiliated	(337,945)	(2,261,450)	(2,901,484)	(823,975)
Foreign currency transactions	300,298	481,611	453,497	181,964
Forward foreign currency exchange contracts	1,636,265	1,471,704	1,181,514	561,873
Futures contracts	4,741,108	3,719,578	3,466,301	1,251,428
Net realized gain (loss) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions allocated from the applicable affiliated Underlying Master Portfolio	10,930,468	5,384,883	1,351,117	(530,189)
Net realized gain (loss) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions allocated from the applicable affiliated LifePath Dynamic Master Portfolio	79,031,065	31,162,554	55,030,298	1,415,120

	96,303,063	39,956,119	58,636,042	2,076,909

F I N A N C I A L S T A T E M E N T S	43

Statements of Operations (continued)

Year Ended December 31, 2020

	BlackRock LifePath® Dynamic Retirement Fund	BlackRock LifePath® Dynamic 2030 Fund	BlackRock LifePath® Dynamic 2040 Fund	BlackRock LifePath® Dynamic 2050 Fund

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	$6,913,198	$10,925,281	$12,253,683	$5,732,355
Foreign currency translations	75,488	38,625	20,110	27,928
Forward foreign currency exchange contracts	1,091	67,278	116,453	43,602
Futures contracts	4,780,996	4,537,421	4,059,375	724,294
Net change in unrealized appreciation (depreciation) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions allocated from the applicable affiliated Underlying Master Portfolio	12,518,563	27,480,215	35,690,062	19,752,012
Net change in unrealized appreciation (depreciation) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions allocated from the applicable affiliated LifePath Dynamic Master Portfolio	(87,402,712)	(51,794,615)	(81,574,384)	(12,502,684)

	(63,113,376)	(8,745,795)	(29,434,701)	13,777,507

Net realized and unrealized gain	33,189,687	31,210,324	29,201,341	15,854,416

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$38,673,243	$35,684,166	$32,699,373	$17,156,774

See notes to financial statements.

44	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (continued)

Year Ended December 31, 2020

BlackRock LifePath® Dynamic 2060 Fund

INVESTMENT INCOME
Dividends — affiliated	$45,358
Securities lending income — affiliated — net	1,200
Net investment income allocated from the applicable affiliated Underlying Master Portfolio
Dividends — affiliated	77,809
Interest — affiliated	3,443
Expenses	(20,881)
Fees waived	9,795
Net investment income allocated from the applicable affiliated LifePath Dynamic Master Portfolio
Dividends — unaffiliated	46
Dividends — affiliated	10,723
Interest — affiliated	1,495
Expenses	(10,463)
Fees waived	8,700

Total investment income	127,225

EXPENSES
Investment advisory	22,284
Professional	13,882
Trustees and Officer	9,910
Administration — class specific	7,695
Service and distribution — class specific	2,770
Miscellaneous	57

Total expenses	56,598
Less:
Fees waived and/or reimbursed by the Administrator/Manager	(42,178)

Total expenses after fees waived and/or reimbursed	14,420

Net investment income	112,805

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	615
Investments — affiliated	(46,702)
Foreign currency transactions	1,662
Forward foreign currency exchange contracts	44,661
Futures contracts	82,720
Net realized gain (loss) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions allocated from the applicable affiliated Underlying Master Portfolio	(198,811)
Net realized gain (loss) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions allocated from the applicable affiliated LifePath Dynamic Master Portfolio	(34,257)

(150,112)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	534,230
Foreign currency translations	434
Forward foreign currency exchange contracts	823
Futures contracts	26,968
Net change in unrealized appreciation (depreciation) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions allocated from the applicable affiliated Underlying Master Portfolio	1,644,875
Net change in unrealized appreciation (depreciation) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions allocated from the applicable affiliated LifePath Dynamic Master Portfolio	(518,151)

1,689,179

Net realized and unrealized gain	1,539,067

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,651,872

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	45

Statements of Changes in Net Assets

	BlackRock LifePath® Dynamic Retirement Fund		BlackRock LifePath® Dynamic 2030 Fund

	Year Ended December 31,		Year Ended December 31,

	2020	2019	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$5,483,556	$4,023,095	$4,473,842	$6,719,030
Net realized gain	96,303,063	7,324,884	39,956,119	23,238,353
Net change in unrealized appreciation (depreciation)	(63,113,376)	12,174,336	(8,745,795)	35,508,869

Net increase in net assets resulting from operations	38,673,243	23,522,315	35,684,166	65,466,252

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(3,645,572)	(1,832,284)	(2,302,385)	(4,440,293)
Investor A	(13,755,754)	(4,663,112)	(7,330,812)	(13,286,373)
Investor C	(129,725)	(53,190)	(102,579)	(196,209)
Class K	(5,203,342)	(1,145,772)	(3,401,010)	(3,252,332)
Class R	(363,397)	(87,526)	(146,307)	(251,450)

Decrease in net assets resulting from distributions to shareholders	(23,097,790)	(7,781,884)	(13,283,093)	(21,426,657)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(90,010,559)	284,854,744	(45,318,665)	(461,025)

NET ASSETS
Total increase (decrease) in net assets	(74,435,106)	300,595,175	(22,917,592)	43,578,570
Beginning of year	408,056,252	107,461,077	350,190,229	306,611,659

End of year	$333,621,146	$408,056,252	$327,272,637	$350,190,229

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

46	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BlackRock LifePath® Dynamic 2040 Fund		BlackRock LifePath® Dynamic 2050 Fund

	Year Ended December 31,		Year Ended December 31,

	2020	2019	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,498,032	$5,273,997	$1,302,358	$1,918,080
Net realized gain	58,636,042	22,572,490	2,076,909	8,239,144
Net change in unrealized appreciation (depreciation)	(29,434,701)	33,542,118	13,777,507	13,666,366

Net increase in net assets resulting from operations	32,699,373	61,388,605	17,156,774	23,823,590

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(2,555,740)	(3,800,345)	(389,427)	(968,990)
Investor A	(7,421,538)	(12,069,597)	(1,645,183)	(4,381,579)
Investor C	(90,499)	(178,940)	(24,477)	(89,702)
Class K	(2,907,766)	(2,914,363)	(898,405)	(867,152)
Class R	(148,197)	(233,267)	(54,817)	(139,113)

Decrease in net assets resulting from distributions to shareholders	(13,123,740)	(19,196,512)	(3,012,309)	(6,446,536)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(27,835,429)	(2,960,737)	4,804,994	7,213,616

NET ASSETS
Total increase (decrease) in net assets	(8,259,796)	39,231,356	18,949,459	24,590,670
Beginning of year	288,878,948	249,647,592	113,571,596	88,980,926

End of year	$280,619,152	$288,878,948	$132,521,055	$113,571,596

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	47

Statements of Changes in Net Assets (continued)

	BlackRock LifePath® Dynamic 2060 Fund

	Year Ended December 31,

	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$112,805	$64,623
Net realized gain (loss)	(150,112)	153,586
Net change in unrealized appreciation	1,689,179	449,266

Net increase in net assets resulting from operations	1,651,872	667,475

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(13,449)	(5,909)
Investor A	(8,387)	(8,512)
Investor C	(327)	(653)
Class K	(142,211)	(91,308)
Class R	(3,654)	(3,748)

Decrease in net assets resulting from distributions to shareholders	(168,028)	(110,130)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	5,215,907	1,671,724

NET ASSETS
Total increase in net assets	6,699,751	2,229,069
Beginning of year	4,228,399	1,999,330

End of year	$10,928,150	$4,228,399

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

48	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic Retirement Fund

	Institutional

	Year Ended December 31,

	2020		2019		2018		2017		2016

Net asset value, beginning of year	$11.04		$9.69		$11.00		$10.78		$10.33

Net investment income(a)	0.19		0.28		0.25		0.19		0.18
Net realized and unrealized gain (loss)	1.20		1.35		(0.64)		1.05		0.43

Net increase (decrease) from investment operations	1.39		1.63		(0.39)		1.24		0.61

Distributions(b)
From net investment income	(0.22)		(0.19)		(0.27)		(0.15)		(0.16)
From net realized gain	(0.53)		(0.09)		(0.65)		(0.87)		(0.00	)(c)

Total distributions	(0.75)		(0.28)		(0.92)		(1.02)		(0.16)

Net asset value, end of year	$11.68		$11.04		$9.69		$11.00		$10.78

Total Return(d)
Based on net asset value	12.82%		16.91%		(3.68)%		11.68%		5.91%

Ratios to Average Net Assets

Total expenses	0.73	%(e)	0.57	%(f)	0.58	%(f)	0.57	%(f)	0.58	%(f)

Total expenses after fees waived and/or reimbursed	0.56	%(e)	0.55	%(f)	0.57	%(f)	0.56	%(f)	0.58	%(f)

Net investment income	1.68	%(e)	2.61	%(f)	2.26	%(f)	1.66	%(f)	1.66	%(f)

Supplemental Data
Net assets, end of year (000)	$59,201		$99,249		$25,343		$38,119		$60,166

Portfolio turnover rate	43	%(g)	35	%(h)	38	%(h)	6	%(h)	37	%(h)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)

From January 1, 2020 through March 8, 2020, the LifePath Dynamic Fund invested in its corresponding LifePath Dynamic Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income. Beginning March 9, 2020, the LifePath Dynamic Fund began to operate as a stand-alone fund and received its share of the allocated fees waived and expenses and/or net investment income from its Underlying Master Portfolios. Expenses incurred indirectly from investing in underlying funds were excluded for the year. For the year ended December 31, 2020, allocated fees waived and excluded expenses from investments in underlying funds were 0.14% and 0.09%, respectively.

(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016
Allocated fees waived	0.39%	0.37%	0.38%	0.35%
Investments in underlying funds	0.08%	0.09%	0.12%	0.10%

(g)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(h)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	49

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic Retirement Fund (continued)

	Investor A

	Year Ended December 31,

	2020		2019		2018		2017		2016

Net asset value, beginning of year	$9.58		$8.45		$9.72		$9.64		$9.25

Net investment income(a)	0.13		0.23		0.20		0.14		0.14
Net realized and unrealized gain (loss)	1.05		1.16		(0.57)		0.94		0.39

Net increase (decrease) from investment operations	1.18		1.39		(0.37)		1.08		0.53

Distributions(b)
From net investment income	(0.20)		(0.17)		(0.25)		(0.13)		(0.14)
From net realized gain	(0.53)		(0.09)		(0.65)		(0.87)		(0.00	)(c)

Total distributions	(0.73)		(0.26)		(0.90)		(1.00)		(0.14)

Net asset value, end of year	$10.03		$9.58		$8.45		$9.72		$9.64

Total Return(d)
Based on net asset value	12.56%		16.56%		(3.93)%		11.40%		5.78%

Ratios to Average Net Assets

Total expenses	0.98	%(e)	0.82	%(f)	0.83	%(f)	0.82	%(f)	0.84	%(f)

Total expenses after fees waived and/or reimbursed	0.81	%(e)	0.80	%(f)	0.82	%(f)	0.82	%(f)	0.83	%(f)

Net investment income	1.40	%(e)	2.43	%(f)	2.05	%(f)	1.46	%(f)	1.49	%(f)

Supplemental Data

Net assets, end of year (000)	$190,948		$234,757		$65,509		$81,900		$81,929

Portfolio turnover rate	43	%(g)	35	%(h)	38	%(h)	6	%(h)	37	%(h)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)

From January 1, 2020 through March 8, 2020, the LifePath Dynamic Fund invested in its corresponding LifePath Dynamic Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income. Beginning March 9, 2020, the LifePath Dynamic Fund began to operate as a stand-alone fund and received its share of the allocated fees waived and expenses and/or net investment income from its Underlying Master Portfolios. Expenses incurred indirectly from investing in underlying funds were excluded for the year. For the year ended December 31, 2020, allocated fees waived and excluded expenses from investments in underlying funds were 0.14% and 0.09%, respectively.

(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016
Allocated fees waived	0.39%	0.37%	0.37%	0.35%
Investments in underlying funds	0.08%	0.09%	0.12%	0.10%

(g)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(h)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

50	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic Retirement Fund (continued)

	Investor C

	Year Ended December 31,

	2020		2019		2018		2017		2016

Net asset value, beginning of year	$10.87		$9.57		$10.87		$10.67		$10.22

Net investment income(a)	0.06		0.18		0.13		0.07		0.07
Net realized and unrealized gain (loss)	1.20		1.30		(0.63)		1.03		0.44

Net increase (decrease) from investment operations	1.26		1.48		(0.50)		1.10		0.51

Distributions(b)
From net investment income	(0.10)		(0.09)		(0.15)		(0.04)		(0.06)
From net realized gain	(0.53)		(0.09)		(0.65)		(0.86)		(0.00	)(c)

Total distributions	(0.63)		(0.18)		(0.80)		(0.90)		(0.06)

Net asset value, end of year	$11.50		$10.87		$9.57		$10.87		$10.67

Total Return(d)
Based on net asset value	11.72%		15.54%		(4.67)%		10.47%		4.97%

Ratios to Average Net Assets
Total expenses	1.73	%(e)	1.62	%(f)	1.63	%(f)	1.62	%(f)	1.63	%(f)

Total expenses after fees waived and/or reimbursed	1.57	%(e)	1.60	%(f)	1.62	%(f)	1.62	%(f)	1.63	%(f)

Net investment income	0.55	%(e)	1.66	%(f)	1.20	%(f)	0.65	%(f)	0.66	%(f)

Supplemental Data
Net assets, end of year (000)	$2,303		$3,846		$672		$1,034		$1,068

Portfolio turnover rate	43	%(g)	35	%(h)	38	%(h)	6	%(h)	37	%(h)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)

From January 1, 2020 through March 8, 2020, the LifePath Dynamic Fund invested in its corresponding LifePath Dynamic Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income. Beginning March 9, 2020, the LifePath Dynamic Fund began to operate as a stand-alone fund and received its share of the allocated fees waived and expenses and/or net investment income from its Underlying Master Portfolios. Expenses incurred indirectly from investing in underlying funds were excluded for the year. For the year ended December 31, 2020, allocated fees waived and excluded expenses from investments in underlying funds were 0.14% and 0.09%, respectively.

(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,

	2019	2018	2017	2016
Allocated fees waived	0.39%	0.37%	0.38%	0.35%
Investments in underlying funds	0.08%	0.09%	0.12%	0.10%

(g)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(h)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	51

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic Retirement Fund (continued)

	Class K

	Year Ended December 31,

	2020		2019		2018		2017		2016

Net asset value, beginning of year	$10.99		$9.65		$10.96		$10.75		$10.30

Net investment income(a)	0.21		0.32		0.27		0.22		0.21
Net realized and unrealized gain (loss)	1.21		1.32		(0.64)		1.03		0.43

Net increase (decrease) from investment operations	1.42		1.64		(0.37)		1.25		0.64

Distributions(b)
From net investment income	(0.25)		(0.21)		(0.29)		(0.17)		(0.19)
From net realized gain	(0.53)		(0.09)		(0.65)		(0.87)		(0.00	)(c)

Total distributions	(0.78)		(0.30)		(0.94)		(1.04)		(0.19)

Net asset value, end of year	$11.63		$10.99		$9.65		$10.96		$10.75

Total Return(d)
Based on net asset value	13.17%		17.07%		(3.47)%		11.87%		6.20%

Ratios to Average Net Assets
Total expenses	0.50	%(e)	0.37	%(f)	0.38	%(f)	0.37	%(f)	0.39	%(f)

Total expenses after fees waived and/or reimbursed	0.32	%(e)	0.35	%(f)	0.37	%(f)	0.36	%(f)	0.38	%(f)

Net investment income	1.88	%(e)	2.99	%(f)	2.54	%(f)	1.93	%(f)	2.02	%(f)

Supplemental Data
Net assets, end of year (000)	$74,809		$64,913		$14,901		$15,965		$11,571

Portfolio turnover rate	43	%(g)	35	%(h)	38	%(h)	6	%(h)	37	%(h)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)

From January 1, 2020 through March 8, 2020, the LifePath Dynamic Fund invested in its corresponding LifePath Dynamic Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income. Beginning March 9, 2020, the LifePath Dynamic Fund began to operate as a stand-alone fund and received its share of the allocated fees waived and expenses and/or net investment income from its Underlying Master Portfolios. Expenses incurred indirectly from investing in underlying funds were excluded for the year. For the year ended December 31, 2020, allocated fees waived and excluded expenses from investments in underlying funds were 0.14% and 0.09%, respectively.

(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,

	2019	2018	2017	2016
Allocated fees waived	0.39%	0.37%	0.38%	0.34%
Investments in underlying funds	0.08%	0.09%	0.12%	0.10%

(g)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(h)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

52	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic Retirement Fund (continued)

	Class R

	Year Ended December 31,

	2020		2019		2018		2017		2016

Net asset value, beginning of year	$10.91		$9.60		$10.91		$10.71		$10.26

Net investment income(a)	0.14		0.23		0.20		0.14		0.15
Net realized and unrealized gain (loss)	1.19		1.32		(0.64)		1.03		0.42

Net increase (decrease) from investment operations	1.33		1.55		(0.44)		1.17		0.57

Distributions(b)
From net investment income	(0.17)		(0.15)		(0.22)		(0.10)		(0.12)
From net realized gain	(0.53)		(0.09)		(0.65)		(0.87)		(0.00	)(c)

Total distributions	(0.70)		(0.24)		(0.87)		(0.97)		(0.12)

Net asset value, end of year	$11.54		$10.91		$9.60		$10.91		$10.71

Total Return(d)
Based on net asset value	12.41%		16.24%		(4.11)%		11.11%		5.59%

Ratios to Average Net Assets
Total expenses	1.19	%(e)	1.02	%(f)	1.03	%(f)	1.02	%(f)	1.04	%(f)

Total expenses after fees waived and/or reimbursed	1.01	%(e)	1.00	%(f)	1.02	%(f)	1.02	%(f)	1.04	%(f)

Net investment income	1.29	%(e)	2.19	%(f)	1.87	%(f)	1.27	%(f)	1.40	%(f)

Supplemental Data
Net assets, end of year (000)	$6,360		$5,291		$1,036		$1,167		$928

Portfolio turnover rate	43	%(g)	35	%(h)	38	%(h)	6	%(h)	37	%(h)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)

From January 1, 2020 through March 8, 2020, the LifePath Dynamic Fund invested in its corresponding LifePath Dynamic Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income. Beginning March 9, 2020, the LifePath Dynamic Fund began to operate as a stand-alone fund and received its share of the allocated fees waived and expenses and/or net investment income from its Underlying Master Portfolios. Expenses incurred indirectly from investing in underlying funds were excluded for the year. For the year ended December 31, 2020, allocated fees waived and excluded expenses from investments in underlying funds were 0.14% and 0.09%, respectively.

(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,

	2019	2018	2017	2016
Allocated fees waived	0.39%	0.37%	0.38%	0.35%
Investments in underlying funds	0.08%	0.09%	0.12%	0.10%

(g)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(h)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	53

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2030 Fund

	Institutional

	Year Ended December 31,

	2020		2019		2018		2017		2016

Net asset value, beginning of year	$13.65		$11.90		$14.26		$13.79		$13.20

Net investment income(a)	0.20		0.29		0.29		0.24		0.23
Net realized and unrealized gain (loss)	1.52		2.32		(1.04)		2.13		0.72

Net increase (decrease) from investment operations	1.72		2.61		(0.75)		2.37		0.95

Distributions(b)
From net investment income	(0.23)		(0.30)		(0.31)		(0.25)		(0.25)
From net realized gain	(0.34)		(0.56)		(1.30)		(1.65)		(0.11)

Total distributions	(0.57)		(0.86)		(1.61)		(1.90)		(0.36)

Net asset value, end of year	$14.80		$13.65		$11.90		$14.26		$13.79

Total Return(c)
Based on net asset value	13.05%		22.07%		(5.48)%		17.67%		7.24%

Ratios to Average Net Assets
Total expenses	0.75	%(d)	0.56	%(e)	0.56	%(e)	0.55	%(e)	0.56	%(e)

Total expenses after fees waived and/or reimbursed	0.54	%(d)	0.55	%(e)	0.56	%(e)	0.55	%(e)	0.56	%(e)

Net investment income	1.51	%(d)	2.18	%(e)	2.01	%(e)	1.64	%(e)	1.73	%(e)

Supplemental Data
Net assets, end of year (000)	$58,905		$73,530		$59,749		$90,086		$141,217

Portfolio turnover rate	38	%(f)	32	%(g)	29	%(g)	21	%(g)	61	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)

From January 1, 2020 through March 8, 2020, the LifePath Dynamic Fund invested in its corresponding LifePath Dynamic Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income. Beginning March 9, 2020, the LifePath Dynamic Fund began to operate as a stand-alone fund and received its share of the allocated fees waived and expenses and/or net investment income from its Underlying Master Portfolios. Expenses incurred indirectly from investing in underlying funds were excluded for the year. For the year ended December 31, 2020, allocated fees waived and excluded expenses from investments in underlying funds were 0.17% and 0.12%, respectively.

(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,

	2019	2018	2017	2016
Allocated fees waived	0.41%	0.39%	0.39%	0.37%
Investments in underlying funds	0.10%	0.11%	0.14%	0.12%

(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

54	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2030 Fund (continued)

	Investor A

	Year Ended December 31,

	2020		2019		2018		2017		2016

Net asset value, beginning of year	$13.02		$11.39		$13.72		$13.33		$12.78

Net investment income(a)	0.16		0.24		0.25		0.20		0.20
Net realized and unrealized gain (loss)	1.45		2.22		(1.00)		2.06		0.68

Net increase (decrease) from investment operations	1.61		2.46		(0.75)		2.26		0.88

Distributions(b)
From net investment income	(0.20)		(0.27)		(0.28)		(0.22)		(0.22)
From net realized gain	(0.34)		(0.56)		(1.30)		(1.65)		(0.11)

Total distributions	(0.54)		(0.83)		(1.58)		(1.87)		(0.33)

Net asset value, end of year	$14.09		$13.02		$11.39		$13.72		$13.33

Total Return(c)
Based on net asset value	12.79%		21.72%		(5.69)%		17.43%		6.93%

Ratios to Average Net Assets
Total expenses	1.00	%(d)	0.81	%(e)	0.81	%(e)	0.80	%(e)	0.81	%(e)

Total expenses after fees waived and/or reimbursed	0.79	%(d)	0.80	%(e)	0.81	%(e)	0.80	%(e)	0.81	%(e)

Net investment income	1.24	%(d)	1.89	%(e)	1.80	%(e)	1.44	%(e)	1.53	%(e)

Supplemental Data
Net assets, end of year (000)	$183,497		$212,100		$212,050		$265,932		$271,354

Portfolio turnover rate	38	%(f)	32	%(g)	29	%(g)	21	%(g)	61	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)

From January 1, 2020 through March 8, 2020, the LifePath Dynamic Fund invested in its corresponding LifePath Dynamic Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income. Beginning March 9, 2020, the LifePath Dynamic Fund began to operate as a stand-alone fund and received its share of the allocated fees waived and expenses and/or net investment income from its Underlying Master Portfolios. Expenses incurred indirectly from investing in underlying funds were excluded for the year. For the year ended December 31, 2020, allocated fees waived and excluded expenses from investments in underlying funds were 0.17% and 0.12%, respectively.

(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,

	2019	2018	2017	2016
Allocated fees waived	0.41%	0.39%	0.39%	0.37%
Investments in underlying funds	0.10%	0.11%	0.14%	0.12%

(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	55

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2030 Fund (continued)

	Investor C

	Year Ended December 31,

	2020		2019		2018		2017		2016

Net asset value, beginning of year	$13.34		$11.65		$14.01		$13.58		$13.01

Net investment income(a)	0.06		0.14		0.15		0.10		0.10
Net realized and unrealized gain (loss)	1.50		2.27		(1.04)		2.08		0.69

Net increase (decrease) from investment operations	1.56		2.41		(0.89)		2.18		0.79

Distributions(b)
From net investment income	(0.09)		(0.16)		(0.17)		(0.10)		(0.11)
From net realized gain	(0.34)		(0.56)		(1.30)		(1.65)		(0.11)

Total distributions	(0.43)		(0.72)		(1.47)		(1.75)		(0.22)

Net asset value, end of year	$14.47		$13.34		$11.65		$14.01		$13.58

Total Return(c)
Based on net asset value	12.00%		20.76%		(6.53)%		16.48%		6.12%

Ratios to Average Net Assets
Total expenses	1.76	%(d)	1.61	%(e)	1.61	%(e)	1.60	%(e)	1.61	%(e)

Total expenses after fees waived and/or reimbursed	1.55	%(d)	1.60	%(e)	1.61	%(e)	1.60	%(e)	1.61	%(e)

Net investment income	0.44	%(d)	1.08	%(e)	1.05	%(e)	0.67	%(e)	0.74	%(e)

Supplemental Data
Net assets, end of year (000)	$2,925		$3,746		$4,117		$3,888		$3,217

Portfolio turnover rate	38	%(f)	32	%(g)	29	%(g)	21	%(g)	61	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)

From January 1, 2020 through March 8, 2020, the LifePath Dynamic Fund invested in its corresponding LifePath Dynamic Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income. Beginning March 9, 2020, the LifePath Dynamic Fund began to operate as a stand-alone fund and received its share of the allocated fees waived and expenses and/or net investment income from its Underlying Master Portfolios. Expenses incurred indirectly from investing in underlying funds were excluded for the year. For the year ended December 31, 2020, allocated fees waived and excluded expenses from investments in underlying funds were 0.17% and 0.12%, respectively.

(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,

	2019	2018	2017	2016
Allocated fees waived	0.41%	0.37%	0.38%	0.35%
Investments in underlying funds	0.10%	0.09%	0.12%	0.10%

(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

56	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2030 Fund (continued)

	Class K

	Year Ended December 31,

	2020		2019		2018		2017		2016

Net asset value, beginning of year	$13.62		$11.88		$14.24		$13.77		$13.19

Net investment income(a)	0.23		0.34		0.32		0.28		0.28
Net realized and unrealized gain (loss)	1.52		2.29		(1.04)		2.12		0.69

Net increase (decrease) from investment operations	1.75		2.63		(0.72)		2.40		0.97

Distributions(b)
From net investment income	(0.26)		(0.33)		(0.34)		(0.28)		(0.28)
From net realized gain	(0.34)		(0.56)		(1.30)		(1.65)		(0.11)

Total distributions	(0.60)		(0.89)		(1.64)		(1.93)		(0.39)

Net asset value, end of year	$14.77		$13.62		$11.88		$14.24		$13.77

Total Return(c)
Based on net asset value	13.36%		22.27%		(5.28)%		17.96%		7.42%

Ratios to Average Net Assets
Total expenses	0.51	%(d)	0.36	%(e)	0.36	%(e)	0.35	%(e)	0.36	%(e)

Total expenses after fees waived and/or reimbursed	0.30	%(d)	0.36	%(e)	0.36	%(e)	0.35	%(e)	0.36	%(e)

Net investment income	1.73	%(d)	2.52	%(e)	2.27	%(e)	1.91	%(e)	2.04	%(e)

Supplemental Data
Net assets, end of year (000)	$77,510		$56,168		$28,121		$33,881		$29,419

Portfolio turnover rate	38	%(f)	32	%(g)	29	%(g)	21	%(g)	61	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)

From January 1, 2020 through March 8, 2020, the LifePath Dynamic Fund invested in its corresponding LifePath Dynamic Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income. Beginning March 9, 2020, the LifePath Dynamic Fund began to operate as a stand-alone fund and received its share of the allocated fees waived and expenses and/or net investment income from its Underlying Master Portfolios. Expenses incurred indirectly from investing in underlying funds were excluded for the year. For the year ended December 31, 2020, allocated fees waived and excluded expenses from investments in underlying funds were 0.17% and 0.12%, respectively.

(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,

	2019	2018	2017	2016
Allocated fees waived	0.41%	0.39%	0.39%	0.37%
Investments in underlying funds	0.10%	0.11%	0.14%	0.12%

(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	57

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2030 Fund (continued)

	Class R

	Year Ended December 31,

	2020		2019		2018		2017		2016

Net asset value, beginning of year	$13.46		$11.76		$14.12		$13.67		$13.09

Net investment income(a)	0.14		0.24		0.24		0.18		0.17
Net realized and unrealized gain (loss)	1.50		2.27		(1.05)		2.10		0.71

Net increase (decrease) from investment operations	1.64		2.51		(0.81)		2.28		0.88

Distributions(b)
From net investment income	(0.17)		(0.25)		(0.25)		(0.18)		(0.19)
From net realized gain	(0.34)		(0.56)		(1.30)		(1.65)		(0.11)

Total distributions	(0.51)		(0.81)		(1.55)		(1.83)		(0.30)

Net asset value, end of year	$14.59		$13.46		$11.76		$14.12		$13.67

Total Return(c)
Based on net asset value	12.58%		21.44%		(5.92)%		17.16%		6.74%

Ratios to Average Net Assets
Total expenses	1.20	%(d)	1.01	%(e)	1.01	%(e)	1.00	%(e)	1.01	%(e)

Total expenses after fees waived and/or reimbursed	0.99	%(d)	1.01	%(e)	1.01	%(e)	0.99	%(e)	1.01	%(e)

Net investment income	1.10	%(d)	1.78	%(e)	1.70	%(e)	1.21	%(e)	1.30	%(e)

Supplemental Data
Net assets, end of year (000)	$4,434		$4,646		$2,575		$2,169		$2,751

Portfolio turnover rate	38	%(f)	32	%(g)	29	%(g)	21	%(g)	61	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)

From January 1, 2020 through March 8, 2020, the LifePath Dynamic Fund invested in its corresponding LifePath Dynamic Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income. Beginning March 9, 2020, the LifePath Dynamic Fund began to operate as a stand-alone fund and received its share of the allocated fees waived and expenses and/or net investment income from its Underlying Master Portfolios. Expenses incurred indirectly from investing in underlying funds were excluded for the year. For the year ended December 31, 2020, allocated fees waived and excluded expenses from investments in underlying funds were 0.17% and 0.12%, respectively.

(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,

	2019	2018	2017	2016
Allocated fees waived	0.41%	0.39%	0.39%	0.37%
Investments in underlying funds	0.10%	0.14%	0.14%	0.12%

(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

58	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2040 Fund

	Institutional

	Year Ended December 31,

	2020		2019		2018		2017		2016

Net asset value, beginning of year	$17.22		$14.62		$18.04		$17.15		$16.24

Net investment income(a)	0.23		0.35		0.34		0.29		0.29
Net realized and unrealized gain (loss)	2.09		3.39		(1.65)		3.27		1.00

Net increase (decrease) from investment operations	2.32		3.74		(1.31)		3.56		1.29

Distributions(b)
From net investment income	(0.24)		(0.37)		(0.33)		(0.36)		(0.32)
From net realized gain	(0.56)		(0.77)		(1.78)		(2.31)		(0.06)

Total distributions	(0.80)		(1.14)		(2.11)		(2.67)		(0.38)

Net asset value, end of year	$18.74		$17.22		$14.62		$18.04		$17.15

Total Return(c)
Based on net asset value	13.98%		25.72%		(7.49)%		21.44%		7.97%

Ratios to Average Net Assets
Total expenses	0.77	%(d)	0.55	%(e)	0.55	%(e)	0.54	%(e)	0.54	%(e)

Total expenses after fees waived and/or reimbursed	0.53	%(d)	0.55	%(e)	0.55	%(e)	0.54	%(e)	0.54	%(e)

Net investment income	1.41	%(d)	2.10	%(e)	1.87	%(e)	1.57	%(e)	1.74	%(e)

Supplemental Data
Net assets, end of year (000)	$59,328		$60,508		$48,056		$67,358		$121,623

Portfolio turnover rate	39	%(f)	35	%(g)	39	%(g)	30	%(g)	77	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)

From January 1, 2020 through March 8, 2020, the LifePath Dynamic Fund invested in its corresponding LifePath Dynamic Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income. Beginning March 9, 2020, the LifePath Dynamic Fund began to operate as a stand-alone fund and received its share of the allocated fees waived and expenses and/or net investment income from its Underlying Master Portfolios. Expenses incurred indirectly from investing in underlying funds were excluded for the year. For the year ended December 31, 2020, allocated fees waived and excluded expenses from investments in underlying funds were 0.19% and 0.14%, respectively.

(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,

	2019	2018	2017	2016
Allocated fees waived	0.42%	0.40%	0.41%	0.38%
Investments in underlying funds	0.12%	0.13%	0.16%	0.14%

(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master SmallCap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	59

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2040 Fund (continued)

	Investor A

	Year Ended December 31,

	2020		2019		2018		2017		2016

Net asset value, beginning of year	$15.44		$13.22		$16.53		$15.91		$15.10

Net investment income(a)	0.17		0.27		0.27		0.24		0.24
Net realized and unrealized gain (loss)	1.87		3.06		(1.50)		3.01		0.92

Net increase (decrease) from investment operations	2.04		3.33		(1.23)		3.25		1.16

Distributions(b)
From net investment income	(0.21)		(0.34)		(0.30)		(0.32)		(0.29)
From net realized gain	(0.56)		(0.77)		(1.78)		(2.31)		(0.06)

Total distributions	(0.77)		(1.11)		(2.08)		(2.63)		(0.35)

Net asset value, end of year	$16.71		$15.44		$13.22		$16.53		$15.91

Total Return(c)
Based on net asset value	13.72%		25.29%		(7.70)%		21.17%		7.69%

Ratios to Average Net Assets
Total expenses	1.02	%(d)	0.80	%(e)	0.80	%(e)	0.79	%(e)	0.79	%(e)

Total expenses after fees waived and/or reimbursed	0.78	%(d)	0.80	%(e)	0.80	%(e)	0.79	%(e)	0.79	%(e)

Net investment income	1.14	%(d)	1.81	%(e)	1.66	%(e)	1.41	%(e)	1.55	%(e)

Supplemental Data
Net assets, end of year (000)	$157,613		$173,103		$168,678		$204,321		$201,118

Portfolio turnover rate	39	%(f)	35	%(g)	39	%(g)	30	%(g)	77	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)

From January 1, 2020 through March 8, 2020, the LifePath Dynamic Fund invested in its corresponding LifePath Dynamic Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income. Beginning March 9, 2020, the LifePath Dynamic Fund began to operate as a stand-alone fund and received its share of the allocated fees waived and expenses and/or net investment income from its Underlying Master Portfolios. Expenses incurred indirectly from investing in underlying funds were excluded for the year. For the year ended December 31, 2020, allocated fees waived and excluded expenses from investments in underlying funds were 0.19% and 0.14%, respectively.

(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,

	2019	2018	2017	2016
Allocated fees waived	0.42%	0.40%	0.41%	0.38%
Investments in underlying funds	0.12%	0.13%	0.16%	0.14%

(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master SmallCap Index Series and Master Total Return Portfolio.

See notes to financial statements.

60	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2040 Fund (continued)

	Investor C

	Year Ended December 31,

	2020		2019		2018		2017		2016

Net asset value, beginning of year	$16.89		$14.37		$17.77		$16.93		$16.05

Net investment income(a)	0.05		0.17		0.15		0.11		0.13
Net realized and unrealized gain (loss)	2.06		3.32		(1.62)		3.21		0.96

Net increase (decrease) from investment operations	2.11		3.49		(1.47)		3.32		1.09

Distributions(b)
From net investment income	(0.06)		(0.20)		(0.15)		(0.17)		(0.15)
From net realized gain	(0.56)		(0.77)		(1.78)		(2.31)		(0.06)

Total distributions	(0.62)		(0.97)		(1.93)		(2.48)		(0.21)

Net asset value, end of year	$18.38		$16.89		$14.37		$17.77		$16.93

Total Return(c)
Based on net asset value	12.80%		24.35%		(8.47)%		20.21%		6.82%

Ratios to Average Net Assets
Total expenses	1.77	%(d)	1.60	%(e)	1.60	%(e)	1.59	%(e)	1.60	%(e)

Total expenses after fees waived and/or reimbursed	1.55	%(d)	1.60	%(e)	1.60	%(e)	1.59	%(e)	1.59	%(e)

Net investment income	0.32	%(d)	1.05	%(e)	0.86	%(e)	0.62	%(e)	0.78	%(e)

Supplemental Data
Net assets, end of year (000)	$2,325		$3,276		$2,541		$3,017		$2,567

Portfolio turnover rate	39	%(f)	35	%(g)	39	%(g)	30	%(g)	77	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)

From January 1, 2020 through March 8, 2020, the LifePath Dynamic Fund invested in its corresponding LifePath Dynamic Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income. Beginning March 9, 2020, the LifePath Dynamic Fund began to operate as a stand-alone fund and received its share of the allocated fees waived and expenses and/or net investment income from its Underlying Master Portfolios. Expenses incurred indirectly from investing in underlying funds were excluded for the year. For the year ended December 31, 2020, allocated fees waived and excluded expenses from investments in underlying funds were 0.19% and 0.14%, respectively.

(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,

	2019	2018	2017	2016
Allocated fees waived	0.42%	0.40%	0.41%	0.38%
Investments in underlying funds	0.12%	0.13%	0.16%	0.14%

(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master SmallCap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	61

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2040 Fund (continued)

	Class K

	Year Ended December 31,

	2020		2019		2018		2017		2016

Net asset value, beginning of year	$17.32		$14.70		$18.13		$17.23		$16.32

Net investment income(a)	0.26		0.41		0.38		0.35		0.34
Net realized and unrealized gain (loss)	2.11		3.38		(1.66)		3.26		0.99

Net increase (decrease) from investment operations	2.37		3.79		(1.28)		3.61		1.33

Distributions(b)
From net investment income	(0.28)		(0.40)		(0.37)		(0.40)		(0.36)
From net realized gain	(0.56)		(0.77)		(1.78)		(2.31)		(0.06)

Total distributions	(0.84)		(1.17)		(2.15)		(2.71)		(0.42)

Net asset value, end of year	$18.85		$17.32		$14.70		$18.13		$17.23

Total Return(c)
Based on net asset value	14.23%		25.96%		(7.31)%		21.66%		8.19%

Ratios to Average Net Assets
Total expenses	0.53	%(d)	0.35	%(e)	0.35	%(e)	0.34	%(e)	0.34	%(e)

Total expenses after fees waived and/or reimbursed	0.29	%(d)	0.35	%(e)	0.35	%(e)	0.34	%(e)	0.34	%(e)

Net investment income	1.58	%(d)	2.42	%(e)	2.09	%(e)	1.87	%(e)	2.07	%(e)

Supplemental Data
Net assets, end of year (000)	$57,407		$47,987		$28,294		$40,407		$33,644

Portfolio turnover rate	39	%(f)	35	%(g)	39	%(g)	30	%(g)	77	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)

From January 1, 2020 through March 8, 2020, the LifePath Dynamic Fund invested in its corresponding LifePath Dynamic Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income. Beginning March 9, 2020, the LifePath Dynamic Fund began to operate as a stand-alone fund and received its share of the allocated fees waived and expenses and/or net investment income from its Underlying Master Portfolios. Expenses incurred indirectly from investing in underlying funds were excluded for the year. For the year ended December 31, 2020, allocated fees waived and excluded expenses from investments in underlying funds were 0.19% and 0.14%, respectively.

(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,

	2019	2018	2017	2016
Allocated fees waived	0.42%	0.40%	0.41%	0.38%
Investments in underlying funds	0.12%	0.13%	0.16%	0.14%

(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master SmallCap Index Series and Master Total Return Portfolio.

See notes to financial statements.

62	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2040 Fund (continued)

	Class R

	Year Ended December 31,

	2020		2019		2018		2017		2016

Net asset value, beginning of year	$17.02		$14.48		$17.89		$17.04		$16.15

Net investment income(a)	0.16		0.28		0.25		0.22		0.23
Net realized and unrealized gain (loss)	2.06		3.34		(1.63)		3.22		0.98

Net increase (decrease) from investment operations	2.22		3.62		(1.38)		3.44		1.21

Distributions(b)
From net investment income	(0.17)		(0.31)		(0.25)		(0.28)		(0.26)
From net realized gain	(0.56)		(0.77)		(1.78)		(2.31)		(0.06)

Total distributions	(0.73)		(1.08)		(2.03)		(2.59)		(0.32)

Net asset value, end of year	$18.51		$17.02		$14.48		$17.89		$17.04

Total Return(c)
Based on net asset value	13.45%		25.10%		(7.92)%		20.86%		7.50%

Ratios to Average Net Assets
Total expenses	1.21	%(d)	1.01	%(e)	1.00	%(e)	0.99	%(e)	1.00	%(e)

Total expenses after fees waived and/or reimbursed	0.98	%(d)	1.00	%(e)	1.00	%(e)	0.99	%(e)	0.99	%(e)

Net investment income	0.96	%(d)	1.70	%(e)	1.41	%(e)	1.22	%(e)	1.40	%(e)

Supplemental Data
Net assets, end of year (000)	$3,946		$4,005		$2,078		$3,132		$2,190

Portfolio turnover rate	39	%(f)	35	%(g)	39	%(g)	30	%(g)	77	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)

From January 1, 2020 through March 8, 2020, the LifePath Dynamic Fund invested in its corresponding LifePath Dynamic Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income. Beginning March 9, 2020, the LifePath Dynamic Fund began to operate as a stand-alone fund and received its share of the allocated fees waived and expenses and/or net investment income from its Underlying Master Portfolios. Expenses incurred indirectly from investing in underlying funds were excluded for the year. For the year ended December 31, 2020, allocated fees waived and excluded expenses from investments in underlying funds were 0.19% and 0.14%, respectively.

(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,

	2019	2018	2017	2016
Allocated fees waived	0.42%	0.40%	0.41%	0.38%
Investments in underlying funds	0.12%	0.13%	0.16%	0.14%

(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master SmallCap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	63

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2050 Fund

	Institutional

	Year Ended December 31,

	2020		2019		2018		2017		2016

Net asset value, beginning of year	$20.39		$17.13		$21.54		$18.58		$17.53

Net investment income(a)	0.24		0.41		0.36		0.33		0.31
Net realized and unrealized gain (loss)	2.67		4.09		(2.07)		3.89		1.12

Net increase (decrease) from investment operations	2.91		4.50		(1.71)		4.22		1.43

Distributions(b)
From net investment income	(0.26)		(0.42)		(0.42)		(0.40)		(0.38)
From net realized gain	(0.26)		(0.82)		(2.28)		(0.86)		—

Total distributions	(0.52)		(1.24)		(2.70)		(1.26)		(0.38)

Net asset value, end of year	$22.78		$20.39		$17.13		$21.54		$18.58

Total Return(c)
Based on net asset value	14.80%		26.38%		(8.27)%		22.85%		8.19%

Ratios to Average Net Assets
Total expenses	0.79	%(d)	0.56	%(e)	0.56	%(e)	0.54	%(e)	0.55	%(e)

Total expenses after fees waived and/or reimbursed	0.54	%(d)	0.55	%(e)	0.55	%(e)	0.53	%(e)	0.54	%(e)

Net investment income	1.24	%(d)	2.07	%(e)	1.68	%(e)	1.59	%(e)	1.71	%(e)

Supplemental Data
Net assets, end of year (000)	$19,215		$16,870		$11,376		$18,804		$31,857

Portfolio turnover rate	31	%(f)	42	%(g)	43	%(g)	35	%(g)	70	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)

From January 1, 2020 through March 8, 2020, the LifePath Dynamic Fund invested in its corresponding LifePath Dynamic Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income. Beginning March 9, 2020, the LifePath Dynamic Fund began to operate as a stand-alone fund and received its share of the allocated fees waived and expenses and/or net investment income from its Underlying Master Portfolios. Expenses incurred indirectly from investing in underlying funds were excluded for the year. For the year ended December 31, 2020, allocated fees waived and excluded expenses from investments in underlying funds were 0.20% and 0.13%, respectively.

(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,

	2019	2018	2017	2016
Allocated fees waived	0.45%	0.42%	0.42%	0.40%
Investments in underlying funds	0.12%	0.12%	0.16%	0.15%

(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master SmallCap Index Series and Master Total Return Portfolio.

See notes to financial statements.

64	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2050 Fund (continued)

	Investor A

	Year Ended December 31,

	2020		2019		2018		2017		2016

Net asset value, beginning of year	$20.31		$17.06		$21.47		$18.54		$17.49

Net investment income(a)	0.19		0.34		0.31		0.29		0.27
Net realized and unrealized gain (loss)	2.66		4.10		(2.07)		3.86		1.11

Net increase (decrease) from investment operations	2.85		4.44		(1.76)		4.15		1.38

Distributions(b)
From net investment income	(0.21)		(0.37)		(0.37)		(0.36)		(0.33)
From net realized gain	(0.26)		(0.82)		(2.28)		(0.86)		—

Total distributions	(0.47)		(1.19)		(2.65)		(1.22)		(0.33)

Net asset value, end of year	$22.69		$20.31		$17.06		$21.47		$18.54

Total Return(c)
Based on net asset value	14.50%		26.11%		(8.51)%		22.48%		7.95%

Ratios to Average Net Assets
Total expenses	1.04	%(d)	0.81	%(e)	0.81	%(e)	0.79	%(e)	0.80	%(e)

Total expenses after fees waived and/or reimbursed	0.79	%(d)	0.80	%(e)	0.80	%(e)	0.78	%(e)	0.79	%(e)

Net investment income	0.96	%(d)	1.76	%(e)	1.47	%(e)	1.43	%(e)	1.51	%(e)

Supplemental Data
Net assets, end of year (000)	$73,608		$75,986		$70,181		$82,949		$69,168

Portfolio turnover rate	31	%(f)	42	%(g)	43	%(g)	35	%(g)	70	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)

From January 1, 2020 through March 8, 2020, the LifePath Dynamic Fund invested in its corresponding LifePath Dynamic Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income. Beginning March 9, 2020, the LifePath Dynamic Fund began to operate as a stand-alone fund and received its share of the allocated fees waived and expenses and/or net investment income from its Underlying Master Portfolios. Expenses incurred indirectly from investing in underlying funds were excluded for the year. For the year ended December 31, 2020, allocated fees waived and excluded expenses from investments in underlying funds were 0.20% and 0.13%, respectively.

(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,

	2019	2018	2017	2016
Allocated fees waived	0.45%	0.42%	0.42%	0.40%
Investments in underlying funds	0.12%	0.12%	0.16%	0.15%

(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master SmallCap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	65

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2050 Fund (continued)

	Investor C

	Year Ended December 31,

	2020		2019		2018		2017		2016

Net asset value, beginning of year	$20.02		$16.86		$21.26		$18.38		$17.35

Net investment income(a)	0.04		0.20		0.14		0.14		0.13
Net realized and unrealized gain (loss)	2.62		4.02		(2.05)		3.81		1.09

Net increase (decrease) from investment operations	2.66		4.22		(1.91)		3.95		1.22

Distributions(b)
From net investment income	(0.06)		(0.24)		(0.21)		(0.21)		(0.19)
From net realized gain	(0.26)		(0.82)		(2.28)		(0.86)		—

Total distributions	(0.32)		(1.06)		(2.49)		(1.07)		(0.19)

Net asset value, end of year	$22.36		$20.02		$16.86		$21.26		$18.38

Total Return(c)
Based on net asset value	13.60%		25.10%		(9.25)%		21.53%		7.08%

Ratios to Average Net Assets
Total expenses	1.80	%(d)	1.61	%(e)	1.61	%(e)	1.59	%(e)	1.60	%(e)

Total expenses after fees waived and/or reimbursed	1.55	%(d)	1.60	%(e)	1.60	%(e)	1.58	%(e)	1.59	%(e)

Net investment income	0.19	%(d)	1.01	%(e)	0.68	%(e)	0.66	%(e)	0.72	%(e)

Supplemental Data
Net assets, end of year (000)	$1,477		$1,774		$1,299		$1,211		$744

Portfolio turnover rate	31	%(f)	42	%(g)	43	%(g)	35	%(g)	70	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)

From January 1, 2020 through March 8, 2020, the LifePath Dynamic Fund invested in its corresponding LifePath Dynamic Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income. Beginning March 9, 2020, the LifePath Dynamic Fund began to operate as a stand-alone fund and received its share of the allocated fees waived and expenses and/or net investment income from its Underlying Master Portfolios. Expenses incurred indirectly from investing in underlying funds were excluded for the year. For the year ended December 31, 2020, allocated fees waived and excluded expenses from investments in underlying funds were 0.20% and 0.13%, respectively.

(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,

	2019	2018	2017	2016
Allocated fees waived	0.45%	0.42%	0.42%	0.40%
Investments in underlying funds	0.12%	0.12%	0.16%	0.15%

(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master SmallCap Index Series and Master Total Return Portfolio.

See notes to financial statements.

66	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2050 Fund (continued)

	Class K

	Year Ended December 31,

	2020		2019		2018		2017		2016

Net asset value, beginning of year	$20.46		$17.18		$21.59		$18.63		$17.58

Net investment income(a)	0.29		0.50		0.37		0.39		0.36
Net realized and unrealized gain (loss)	2.68		4.06		(2.05)		3.88		1.11

Net increase (decrease) from investment operations	2.97		4.56		(1.68)		4.27		1.47

Distributions(b)
From net investment income	(0.31)		(0.46)		(0.45)		(0.45)		(0.42)
From net realized gain	(0.26)		(0.82)		(2.28)		(0.86)		—

Total distributions	(0.57)		(1.28)		(2.73)		(1.31)		(0.42)

Net asset value, end of year	$22.86		$20.46		$17.18		$21.59		$18.63

Total Return(c)
Based on net asset value	15.07%		26.67%		(8.11)%		23.07%		8.43%

Ratios to Average Net Assets
Total expenses	0.55	%(d)	0.36	%(e)	0.36	%(e)	0.34	%(e)	0.34	%(e)

Total expenses after fees waived and/or reimbursed	0.30	%(d)	0.35	%(e)	0.35	%(e)	0.33	%(e)	0.33	%(e)

Net investment income	1.47	%(d)	2.54	%(e)	1.69	%(e)	1.89	%(e)	2.00	%(e)

Supplemental Data
Net assets, end of year (000)	$35,574		$16,383		$4,504		$17,057		$13,388

Portfolio turnover rate	31	%(f)	42	%(g)	43	%(g)	35	%(g)	70	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)

From January 1, 2020 through March 8, 2020, the LifePath Dynamic Fund invested in its corresponding LifePath Dynamic Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income. Beginning March 9, 2020, the LifePath Dynamic Fund began to operate as a stand-alone fund and received its share of the allocated fees waived and expenses and/or net investment income from its Underlying Master Portfolios. Expenses incurred indirectly from investing in underlying funds were excluded for the year. For the year ended December 31, 2020, allocated fees waived and excluded expenses from investments in underlying funds were 0.20% and 0.13%, respectively.

(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,

	2019	2018	2017	2016
Allocated fees waived	0.45%	0.42%	0.42%	0.40%
Investments in underlying funds	0.12%	0.12%	0.16%	0.15%

(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master SmallCap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	67

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2050 Fund (continued)

	Class R

	Year Ended December 31,

	2020		2019		2018		2017		2016

Net asset value, beginning of year	$20.23		$17.00		$21.42		$18.50		$17.45

Net investment income(a)	0.15		0.31		0.27		0.25		0.23
Net realized and unrealized gain (loss)	2.64		4.08		(2.08)		3.85		1.11

Net increase (decrease) from investment operations	2.79		4.39		(1.81)		4.10		1.34

Distributions(b)
From net investment income	(0.17)		(0.34)		(0.33)		(0.32)		(0.29)
From net realized gain	(0.26)		(0.82)		(2.28)		(0.86)		—

Total distributions	(0.43)		(1.16)		(2.61)		(1.18)		(0.29)

Net asset value, end of year	$22.59		$20.23		$17.00		$21.42		$18.50

Total Return(c)
Based on net asset value	14.23%		25.92%		(8.74)%		22.24%		7.75%

Ratios to Average Net Assets
Total expenses	1.24	%(d)	1.01	%(e)	1.01	%(e)	0.99	%(e)	1.00	%(e)

Total expenses after fees waived and/or reimbursed	1.00	%(d)	1.00	%(e)	1.00	%(e)	0.98	%(e)	0.99	%(e)

Net investment income	0.77	%(d)	1.57	%(e)	1.29	%(e)	1.22	%(e)	1.31	%(e)

Supplemental Data
Net assets, end of year (000)	$2,647		$2,558		$1,620		$1,548		$1,324

Portfolio turnover rate	31	%(f)	42	%(g)	43	%(g)	35	%(g)	70	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)

From January 1, 2020 through March 8, 2020, the LifePath Dynamic Fund invested in its corresponding LifePath Dynamic Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income. Beginning March 9, 2020, the LifePath Dynamic Fund began to operate as a stand-alone fund and received its share of the allocated fees waived and expenses and/or net investment income from its Underlying Master Portfolios. Expenses incurred indirectly from investing in underlying funds were excluded for the year. For the year ended December 31, 2020, allocated fees waived and excluded expenses from investments in underlying funds were 0.20% and 0.13%, respectively.

(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,

	2019	2018	2017	2016
Allocated fees waived	0.45%	0.42%	0.42%	0.40%
Investments in underlying funds	0.12%	0.12%	0.16%	0.15%

(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master SmallCap Index Series and Master Total Return Portfolio.

See notes to financial statements.

68	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2060 Fund

	Institutional
							Period from
	Year Ended December 31,						05/31/17	(a)
	2020		2019		2018		to 12/31/17

Net asset value, beginning of period	$11.47		$9.34		$11.02		$10.00

Net investment income(b)	0.16		0.26		0.19		0.13
Net realized and unrealized gain (loss)	1.44		2.20		(1.13)		1.04

Net increase (decrease) from investment operations	1.60		2.46		(0.94)		1.17

Distributions(c)
From net investment income	(0.17)		(0.21)		(0.24)			(0.15)
From net realized gain	(0.05)		(0.12)		(0.50)		—

Total distributions	(0.22)		(0.33)		(0.74)			(0.15)

Net asset value, end of period	$12.85		$11.47		$9.34		$11.02

Total Return(d)
Based on net asset value	14.34%		26.47	%(e)	(8.64)%		11.71	%(f)

Ratios to Average Net Assets
Total expenses	1.12	%(g)	0.92	%(h)	1.10	%(h)	1.03	%(h)(i)(j)

Total expenses after fees waived and/or reimbursed	0.52	%(g)	0.54	%(h)	0.55	%(h)	0.56	%(h)(i)

Net investment income	1.40	%(g)	2.39	%(h)	1.73	%(h)	2.07	%(h)(i)

Supplemental Data
Net assets, end of period (000)	$1,197		$237		$19		$27

Portfolio turnover rate	18	%(k)	44	%(l)	58	%(l)	35	%(l)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return is 26.36%.
(f)	Aggregate total return.
(g)

From January 1, 2020 through March 8, 2020, the LifePath Dynamic Fund invested in its corresponding LifePath Dynamic Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income. Beginning March 9, 2020, the LifePath Dynamic Fund began to operate as a stand-alone fund and received its share of the allocated fees waived and expenses and/or net investment income from its Underlying Master Portfolios. Expenses incurred indirectly from investing in underlying funds were excluded for the year. For the year ended December 31, 2020, allocated fees waived and excluded expenses from investments in underlying funds were 0.25% and 0.15%, respectively.

(h)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

			Period from
	Year Ended December 31,		05/31/17 (a)
	2019	2018	to 12/31/17
Allocated fees waived	1.37%	1.50%	1.88%
Investments in underlying funds	0.13%	0.14%	0.23%

(i)	Annualized.
(j)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.37%.
(k)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(l)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	69

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2060 Fund (continued)

	Investor A

							Period from
	Year Ended December 31,						05/31/17	(a)
	2020		2019		2018		to 12/31/17

Net asset value, beginning of period	$11.46		$9.33		$11.02		$10.00

Net investment income(b)	0.12		0.23		0.17		0.11
Net realized and unrealized gain (loss)	1.45		2.21		(1.13)		1.04

Net increase (decrease) from investment operations	1.57		2.44		(0.96)		1.15

Distributions(c)
From net investment income	(0.14)		(0.19)		(0.23)			(0.13)
From net realized gain	(0.05)		(0.12)		(0.50)		—

Total distributions	(0.19)		(0.31)		(0.73)			(0.13)

Net asset value, end of period	$12.84		$11.46		$9.33		$11.02

Total Return(d)
Based on net asset value	14.03%		26.20	%(e)	(8.90)%		11.56	%(f)

Ratios to Average Net Assets
Total expenses	1.36	%(g)	1.17	%(h)	1.36	%(h)	1.29	%(h)(i)(j)

Total expenses after fees waived and/or reimbursed	0.80	%(g)	0.79	%(h)	0.80	%(h)	0.82	%(h)(i)

Net investment income	1.14	%(g)	2.11	%(h)	1.61	%(h)	1.76	%(h)(i)

Supplemental Data
Net assets, end of period (000)	$580		$390		$75		$28

Portfolio turnover rate	18	%(k)	44	%(l)	58	%(l)	35	%(l)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return is 26.09%.
(f)	Aggregate total return.
(g)

From January 1, 2020 through March 8, 2020, the LifePath Dynamic Fund invested in its corresponding LifePath Dynamic Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income. Beginning March 9, 2020, the LifePath Dynamic Fund began to operate as a stand-alone fund and received its share of the allocated fees waived and expenses and/or net investment income from its Underlying Master Portfolios. Expenses incurred indirectly from investing in underlying funds were excluded for the year. For the year ended December 31, 2020, allocated fees waived and excluded expenses from investments in underlying funds were 0.25% and 0.15%, respectively.

(h)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

			Period from
	Year Ended December 31,		05/31/17 (a)
	2019	2018	to 12/31/17
Allocated fees waived	1.37%	1.50%	1.88%
Investments in underlying funds	0.13%	0.14%	0.23%

(i)	Annualized.
(j)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.62%.
(k)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(l)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

70	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2060 Fund (continued)

	Investor C

							Period from
	Year Ended December 31,						05/31/17	(a)
	2020		2019		2018		to 12/31/17

Net asset value, beginning of period	$11.45		$9.34		$11.02		$10.00

Net investment income(b)	0.04		0.11		0.08		0.06
Net realized and unrealized gain (loss)	1.45		2.23		(1.13)		1.05

Net increase (decrease) from investment operations	1.49		2.34		(1.05)		1.11

Distributions(c)
From net investment income	(0.06)		(0.11)		(0.13)			(0.09)
From net realized gain	(0.05)		(0.12)		(0.50)		—

Total distributions	(0.11)		(0.23)		(0.63)			(0.09)

Net asset value, end of period	$12.83		$11.45		$9.34		$11.02

Total Return(d)
Based on net asset value	13.16%		25.09	%(e)	(9.60)%		11.07	%(f)

Ratios to Average Net Assets
Total expenses	2.11	%(g)	2.03	%(h)	2.16	%(h)	2.08	%(h)(i)(j)

Total expenses after fees waived and/or reimbursed	1.55	%(g)	1.61	%(h)	1.60	%(h)	1.61	%(h)(i)

Net investment income	0.38	%(g)	1.07	%(h)	0.71	%(h)	0.94	%(h)(i)

Supplemental Data
Net assets, end of period (000)	$45		$33		$25		$28

Portfolio turnover rate	18	%(k)	44	%(l)	58	%(l)	35	%(l)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Aggregate total return.
(g)

From January 1, 2020 through March 8, 2020, the LifePath Dynamic Fund invested in its corresponding LifePath Dynamic Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income. Beginning March 9, 2020, the LifePath Dynamic Fund began to operate as a stand-alone fund and received its share of the allocated fees waived and expenses and/or net investment income from its Underlying Master Portfolios. Expenses incurred indirectly from investing in underlying funds were excluded for the year. For the year ended December 31, 2020, allocated fees waived and excluded expenses from investments in underlying funds were 0.25% and 0.15%, respectively.

(h)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

			Period from
	Year Ended December 31,		05/31/17 (a)
	2019	2018	to 12/31/17
Allocated fees waived	1.37%	1.50%	1.88%
Investments in underlying funds	0.13%	0.14%	0.23%

(i)	Annualized.
(j)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 2.41%.
(k)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(l)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	71

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2060 Fund (continued)

	Class K

							Period from
	Year Ended December 31,						05/31/17	(a)

	2020		2019		2018		to 12/31/17

Net asset value, beginning of period	$11.48		$9.34		$11.02		$10.00

Net investment income(b)	0.18		0.26		0.22		0.13
Net realized and unrealized gain (loss)	1.45		2.23		(1.13)		1.05

Net increase (decrease) from investment operations	1.63		2.49		(0.91)		1.18

Distributions(c)
From net investment income	(0.19)		(0.23)		(0.27)			(0.16)
From net realized gain	(0.05)		(0.12)		(0.50)		—

Total distributions	(0.24)		(0.35)		(0.77)			(0.16)

Net asset value, end of period	$12.87		$11.48		$9.34		$11.02

Total Return(d)
Based on net asset value	14.62%		26.74	%(e)	(8.45)%		11.82	%(f)

Ratios to Average Net Assets
Total expenses	0.87	%(g)	0.77	%(h)	0.90	%(h)	0.82	%(h)(i)(j)

Total expenses after fees waived and/or reimbursed	0.29	%(g)	0.36	%(h)	0.35	%(h)	0.35	%(h)(i)

Net investment income	1.62	%(g)	2.40	%(h)	1.96	%(h)	2.11	%(h)(i)

Supplemental Data
Net assets, end of period (000)	$8,747		$3,384		$1,862		$2,116

Portfolio turnover rate	18	%(k)	44	%(l)	58	%(l)	35	%(l)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return is 26.64%.
(f)	Aggregate total return.
(g)

From January 1, 2020 through March 8, 2020, the LifePath Dynamic Fund invested in its corresponding LifePath Dynamic Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income. Beginning March 9, 2020, the LifePath Dynamic Fund began to operate as a stand-alone fund and received its share of the allocated fees waived and expenses and/or net investment income from its Underlying Master Portfolios. Expenses incurred indirectly from investing in underlying funds were excluded for the year. For the year ended December 31, 2020, allocated fees waived and excluded expenses from investments in underlying funds were 0.25% and 0.15%, respectively.

(h)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

			Period from
	Year Ended December 31,		05/31/17 (a)
	2019	2018	to 12/31/17
Allocated fees waived	1.37%	1.50%	1.88%
Investments in underlying funds	0.13%	0.14%	0.23%

(i)	Annualized.
(j)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.15%.
(k)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(l)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

72	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2060 Fund (continued)

	Class R

							Period from
	Year Ended December 31,						05/31/17	(a)

	2020		2019		2018		to 12/31/17

Net asset value, beginning of period	$11.46		$9.34		$11.02		$10.00

Net investment income(b)	0.10		0.40		0.15		0.10
Net realized and unrealized gain (loss)	1.45		2.02		(1.13)		1.04

Net increase (decrease) from investment operations	1.55		2.42		(0.98)		1.14

Distributions(c)
From net investment income	(0.11)		(0.18)		(0.20)			(0.12)
From net realized gain	(0.05)		(0.12)		(0.50)		—

Total distributions	(0.16)		(0.30)		(0.70)			(0.12)

Net asset value, end of period	$12.85		$11.46		$9.34		$11.02

Total Return(d)
Based on net asset value	13.84%		25.92	%(e)	(9.05)%		11.40	%(f)

Ratios to Average Net Assets
Total expenses	1.56	%(g)	1.37	%(h)	1.55	%(h)	1.49	%(h)(i)(j)

Total expenses after fees waived and/or reimbursed	0.98	%(g)	0.99	%(h)	1.00	%(h)	1.01	%(h)(i)

Net investment income	0.89	%(g)	3.67	%(h)	1.30	%(h)	1.55	%(h)(i)

Supplemental Data
Net assets, end of period (000)	$359		$185		$19		$22

Portfolio turnover rate	18	%(k)	44	%(l)	58	%(l)	35	%(l)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return is 25.81%.
(f)	Aggregate total return.
(g)

From January 1, 2020 through March 8, 2020, the LifePath Dynamic Fund invested in its corresponding LifePath Dynamic Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income. Beginning March 9, 2020, the LifePath Dynamic Fund began to operate as a stand-alone fund and received its share of the allocated fees waived and expenses and/or net investment income from its Underlying Master Portfolios. Expenses incurred indirectly from investing in underlying funds were excluded for the year. For the year ended December 31, 2020, allocated fees waived and excluded expenses from investments in underlying funds were 0.25% and 0.15%, respectively.

(h)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

			Period from
	Year Ended December 31,		05/31/17 (a)
	2019	2018	to 12/31/17
Allocated fees waived	1.37%	1.50%	1.88%
Investments in underlying funds	0.13%	0.14%	0.23%

(i)	Annualized.
(j)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.82%.
(k)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(l)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	73

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock LifePath® Dynamic Retirement Fund	LifePath Dynamic Retirement Fund	Diversified
BlackRock LifePath® Dynamic 2030 Fund	LifePath Dynamic 2030 Fund	Diversified
BlackRock LifePath® Dynamic 2040 Fund	LifePath Dynamic 2040 Fund	Diversified
BlackRock LifePath® Dynamic 2050 Fund	LifePath Dynamic 2050 Fund	Diversified
BlackRock LifePath® Dynamic 2060 Fund	LifePath Dynamic 2060 Fund	Diversified

As of period end, the investment of LifePath Dynamic Retirement Fund, LifePath Dynamic 2030 Fund, LifePath Dynamic 2040 Fund, LifePath Dynamic 2050 Fund and LifePath Dynamic 2060 Fund in the Diversified Equity Master Portfolio represented 21.5%, 34.3%, 46.5%, 53.3% and 53.5%, respectively, of net assets. The investment of LifePath Dynamic Retirement Fund, LifePath Dynamic 2030 Fund, LifePath Dynamic 2040 Fund, LifePath Dynamic 2050 Fund and LifePath Dynamic 2060 Fund in the CoreAlpha Bond Master Portfolio represented 18.2%, 10.4%, 3.7%, 0.4% and 0.2%, respectively, of net assets. As such, financial statements of the Diversified Equity Master Portfolio and CoreAlpha Bond Master Portfolio, including the Schedules of Investments, should be read in conjunction with each respective Fund’s financial statements. Diversified Equity Master Portfolio’s and CoreAlpha Bond Master Portfolio’s financial statements are available, without charge, on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at sec.gov.

The Funds will generally invest in other registered investment companies (each, an “Underlying Fund” and collectively, the “Underlying Funds”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates, which are affiliates of the Funds. The Funds may also invest in other master portfolios (“Underlying Master Portfolios”) that are managed by subsidiaries of BlackRock.

The value of a Fund’s investment in each of Diversified Equity Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio reflects that Fund’s proportionate interest in the net assets of that master portfolio. As of period end, the Funds held interests in Underlying Master Portfolios as follows:

Fund Name	Diversified Equity Master Portfolio	CoreAlpha Bond Master Portfolio	International Tilts Master Portfolio	Master Total Return Portfolio
LifePath Dynamic Retirement Fund	9.8%	3.4%	7.9%	0.2%
LifePath Dynamic 2030 Fund	15.3	1.9	14.5	0.1
LifePath Dynamic 2040 Fund	17.8	0.6	17.7	—(a)
LifePath Dynamic 2050 Fund	9.6	—(a)	9.6	—(a)
LifePath Dynamic 2060 Fund	0.8	—(a)	0.8	—(a)

(a)	Amount is less than 0.1%.

Prior to March 9, 2020, each Fund was a “feeder” fund (each a “Feeder Fund” and collectively the “Feeder Funds”) that invested all of its assets in a corresponding “master” portfolio of Master Investment Portfolio (“MIP”). Each Feeder Fund sought to achieve its investment objective by investing all of its assets in a corresponding master portfolio: LifePath® Dynamic Retirement Master Portfolio, LifePath® Dynamic 2030 Master Portfolio, LifePath® Dynamic 2040 Master Portfolio, LifePath® Dynamic 2050 Master Portfolio and LifePath® Dynamic 2060 Master Portfolio (each a “LifePath Dynamic Master Portfolio” and together the “LifePath Dynamic Master Portfolios”), which had the same objective and strategies as the applicable Feeder Fund. The value of each Feeder Fund’s investment in its corresponding LifePath Dynamic Master Portfolio reflected the Feeder Fund’s proportionate interest in the net assets of the LifePath Dynamic Master Portfolio. The performance of the Feeder Funds was directly affected by the performance of the LifePath Dynamic Master Portfolios. As of March 9, 2020, the percentage of each LifePath Dynamic Master Portfolio owned by the corresponding Feeder Fund was 100%.

For the period January 1, 2020 to March 6, 2020, each LifePath Dynamic Master Portfolio allocated net investment income, net realized gain (loss) and net change in unrealized appreciation (depreciation) to its respective Feeder Fund in the following amounts:

Fund Name	Net Investment Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

LifePath Dynamic Retirement Fund	$1,130,781	$79,031,065	$ (87,402,712)
LifePath Dynamic 2030 Fund	835,460	31,162,554	(51,794,615)
LifePath Dynamic 2040 Fund	609,445	55,030,298	(81,574,384)
LifePath Dynamic 2050 Fund	242,159	1,415,120	(12,502,684)
LifePath Dynamic 2060 Fund	10,501	(34,257)	(518,151)

On March 9, 2020, each Feeder Fund ceased to invest in its corresponding LifePath Dynamic Master Portfolio as part of a “master-feeder” structure and began to operate as a stand-alone fund. The change into a stand-alone structure did not result to a change in net assets of the Fund and did not create a taxable event for the Fund.

74	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Each Feeder Fund received net assets, which included net unrealized appreciation (depreciation), in exchange for its ownership in its respective LifePath Dynamic Master Portfolio which included net unrealized appreciation (depreciation). The cost basis for the investments received from each respective LifePath Dynamic Master Portfolio was carried forward to align ongoing reporting of the LifePath Dynamic Master Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The amounts were as follows:

Fund Name	LifePath Dynamic Master Portfolio Net Assets	LifePath Dynamic Master Portfolio Appreciation (Depreciation)	Feeder Fund Appreciation (Depreciation)
LifePath Dynamic Retirement Fund	$374,414,832	$84,414,899	$ 160,486,738
LifePath Dynamic 2030 Fund	327,813,390	9,362,962	38,707,715
LifePath Dynamic 2040 Fund	272,384,951	17,699,923	72,188,385
LifePath Dynamic 2050 Fund	112,061,984	14,291,964	15,035,874
LifePath Dynamic 2060 Fund	5,516,244	(190,178)	(189,758)

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

PriorYear Reorganization: The Board of Trustees of the Trust (the “Board”) approved the reorganization of the BlackRock LifePath® Dynamic 2020 Fund (the “Target Fund” or “LifePath Dynamic 2020 Fund”) into LifePath Dynamic Retirement Fund. As a result, LifePath Dynamic Retirement Fund acquired substantially all of the assets and assumed certain of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of LifePath Dynamic Retirement Fund.

Each shareholder of the Target Fund received shares of LifePath Dynamic Retirement Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Target Fund shares, as determined at the close of business on November 15, 2019, less the costs of the Target Fund’s reorganization.

The reorganization was accomplished by a tax-free exchange of shares of LifePath Dynamic Retirement Fund in the following amounts and at the following conversion ratios:

Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Fund’s Share Class	Shares of the Fund
Institutional	2,487,549	1.36476524	Institutional	3,394,920
Investor A	12,752,524	1.42279915	Investor A	18,144,280
Investor C	226,655	1.36270095	Investor C	308,863
Class K	2,538,644	1.36311365	Class K	3,460,460
Investor P	205,044	1.36914646	Investor P	280,735

The Target Fund’s net assets and composition of net assets on November 15, 2019, the valuation date of the reorganization, were as follows:

Target Fund
Net assets	$255,264,099
Paid-in-capital	180,125,770
Accumulated earnings	75,138,329

For financial reporting purposes, assets received and shares issued by LifePath Dynamic Retirement Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of LifePath Dynamic Retirement Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of LifePath Dynamic Retirement Fund before the reorganization were $147,849,209. The aggregate net assets of LifePath Dynamic Retirement Fund immediately after the reorganization amounted to $403,113,308. The Target Fund’s fair value and cost of investments and derivative financial instruments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
LifePath Dynamic 2020 Fund	$255,395,569	$—

N O T E S T O F I N A N C I A L S T A T E M E N T S	75

Notes to Financial Statements  (continued)

The purpose of this transaction was to combine two funds managed by the Manager with substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on November 18, 2019.

Assuming the reorganization had been completed on January 1, 2019, the beginning of the fiscal reporting period of LifePath Dynamic Retirement Fund, the pro forma results of operations for the year ended December 31, 2019, were as follows:

• Net investment income: $7,845,164

• Net realized and change in unrealized gain on investments: $72,886,892

• Net increase in net assets resulting from operations: $80,732,056

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in LifePath Dynamic Retirement Fund’s Statements of Operations since November 18, 2019.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Prior to March 9, 2020, the Feeder Funds’, for financial reporting purposes, contributions to and withdrawals from each LifePath Dynamic Master Portfolio were accounted for on a trade date basis. Each Feeder Fund recorded its proportionate share of its respective LifePath Dynamic Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses were adjusted utilizing partnership tax allocation rules. In addition, the Feeder Funds accrued their own expenses. Income, expenses and realized and unrealized gains and losses were allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts and forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared quarterly and paid quarterly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

76	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments. Prior to March 9, 2020, each Feeder Fund recorded its investment in its corresponding LifePath Dynamic Master Portfolio at fair value based on each Feeder Fund’s proportionate interest in the net assets of its corresponding LifePath Dynamic Master Portfolio.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•	The Funds record their proportionate investment in the Underlying Master Portfolios at fair value, which is based upon their pro rata ownership in the net assets of the Underlying Master Portfolios.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

N O T E S T O F I N A N C I A L S T A T E M E N T S	77

Notes to Financial Statements  (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2020, certain investments of the Funds were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as investment companies in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value - affiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities on loan by counterparty which are subject to offset under an MSLA:

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount

LifePath Dynamic Retirement Fund
Credit Suisse Securities (USA) LLC	$5,345,769	$(5,345,769)	$—
Goldman Sachs & Co	70,999	(70,999)	—
J.P. Morgan Securities LLC	4,662,837	(4,662,837)	—

	$10,079,605	$(10,079,605)	$—

LifePath Dynamic 2030 Fund
J.P. Morgan Securities LLC	$7,362,389	$(7,362,389)	$—

LifePath Dynamic 2040 Fund
J.P. Morgan Securities LLC	$12,429,653	$(12,429,653)	$—

LifePath Dynamic 2050 Fund
Credit Suisse Securities (USA) LLC	$245,871	$(245,871)	$—
J.P. Morgan Securities LLC	8,891,925	(8,891,925)	—

	$9,137,796	$(9,137,796)	$—

LifePath Dynamic 2060 Fund
Goldman Sachs & Co	$50,364	$(50,364)	$—
J.P. Morgan Securities LLC	712,959	(712,959)	—
Jefferies LLC	126,851	(126,851)	—

	$890,174	$(890,174)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

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Notes to Financial Statements  (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s)reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparties are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

N O T E S T O F I N A N C I A L S T A T E M E N T S	79

Notes to Financial Statements  (continued)

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Prior to March 9, 2020, MIP, on behalf of the LifePath Dynamic Master Portfolios, entered into an Investment Advisory Agreement with the Manager, the LifePath Dynamic Master Portfolios’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager was responsible for the management of each LifePath Dynamic Master Portfolio’s portfolio and provided the personnel, facilities, equipment and certain other services necessary to the operations of each LifePath Dynamic Master Portfolio.

For such services, each LifePath Dynamic Master Portfolio paid the Manager a monthly fee at an annual rate equal to 0.35% of the average daily value of each LifePath Dynamic Master Portfolio’s net assets.

With respect to each LifePath Dynamic Master Portfolio, the Manager entered into separate sub-advisory agreements with each of BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager paid each Sub-Advisor for services it provided for that portion of each LifePath Dynamic Master Portfolio for which it acted as sub-adviser, a monthly fee that was equal to a percentage of the investment advisory fees paid by each LifePath Dynamic Master Portfolio to the Manager.

On March 9, 2020, each Fund entered into an Investment Advisory Agreement with the Manager, the terms of which are substantially the same as the Investment Advisory Agreement between Manager and the LifePath Dynamic Master Portfolios, including the investment advisory fee rate. The Manager in turn, entered into new sub-advisory agreements with each of the Sub-Advisers with respect to each Fund, the terms of which are substantially the same as the sub-advisory agreements between the Manager and the Sub-Advisers with respect to each LifePath Dynamic Master Portfolio.

For its services to each Fund, the Manager is entitled to receive an annual management fee of 0.35% of such Fund’s average daily net assets. Prior to March 9, 2020, the Manager had contractually agreed to waive 0.30% of its investment advisory fees at the LifePath Dynamic Master Portfolio level through April 30, 2020.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

Share Class	Service Fees	Distribution Fees

Investor A	0.25%	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A	Investor C	Class R	Total

LifePath Dynamic Retirement Fund	$511,280	$28,620	$27,526	$567,426
LifePath Dynamic 2030 Fund	454,619	32,828	18,980	506,427
LifePath Dynamic 2040 Fund	378,850	26,656	17,152	422,658
LifePath Dynamic 2050 Fund	171,128	14,117	12,246	197,491
LifePath Dynamic 2060 Fund	1,138	329	1,303	2,770

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL” or the “Administrator”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Funds’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Funds. Effective March 9, 2020, BAL is entitled to receive for these administrative services an annual fee of 0.30% based on the average daily net assets of each Fund’s Institutional, Investor A and Investor C Shares, 0.05% of the average daily net assets of Class K Shares and 0.25% of the average daily net assets of Class R Shares. Prior to March 9, 2020, BAL was entitled to receive an annual fee of 0.35% based on the average daily net assets of each Fund’s Institutional and Investor A Shares, 0.40% of the average daily net assets of Investor C Shares, 0.15% of the average daily net assets of Class K Shares and 0.30% of the average daily net assets of Class R Shares.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Funds and, accordingly, have a favorable impact on their performance. BAL may delegate certain of its administration duties to sub-administrators.

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Notes to Financial Statements  (continued)

For the year ended December 31, 2020, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total
LifePath Dynamic Retirement Fund	$177,543	$634,474	$9,290	$58,261	$14,259	$893,827
LifePath Dynamic 2030 Fund	169,900	564,199	10,521	52,623	9,878	807,121
LifePath Dynamic 2040 Fund	165,567	470,055	8,569	42,593	8,941	695,725
LifePath Dynamic 2050 Fund	45,245	212,089	4,520	19,917	6,368	288,139
LifePath Dynamic 2060 Fund	1,747	1,402	105	3,772	669	7,695

Other Fees: For the year ended December 31, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Investor A
LifePath Dynamic Retirement Fund	$944
LifePath Dynamic 2030 Fund	1,209
LifePath Dynamic 2040 Fund	672
LifePath Dynamic 2050 Fund	353
LifePath Dynamic 2060 Fund	21

For the year ended December 31, 2020, affiliates received CDSCs as follows:

Fund Name	Investor A	Investor C
LifePath Dynamic Retirement Fund	$28	$—
LifePath Dynamic 2030 Fund	9	157
LifePath Dynamic 2040 Fund	—	56
LifePath Dynamic 2050 Fund	—	517
LifePath Dynamic 2060 Fund	—	—

Expense Waivers and Reimbursements: Effective March 9, 2020, with respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to BFA indirectly through its investment in affiliated money market funds managed by the Manager or its affiliates through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. Prior to March 9, 2020, this waiver was voluntary. These amounts are included in fees waived and/or reimbursed by the Administrator/Manager in the Statements of Operations. For the year ended December 31, 2020, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed By the Administrator/Manager
LifePath Dynamic Retirement Fund	$6,369
LifePath Dynamic 2030 Fund	3,531
LifePath Dynamic 2040 Fund	2,263
LifePath Dynamic 2050 Fund	3,289
LifePath Dynamic 2060 Fund	247

Effective March 9, 2020, the Manager and the Administrator have contractually agreed to reimburse each Fund for acquired fund fees and expenses up to a maximum amount equal to the combined investment advisory fee and administration fee of each share class through April 30, 2021. These amounts are included in fees waived and/or reimbursed by the Administrator/Manager in the Statements of Operations. For the year ended December 31, 2020, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed By the Administrator/Manager
LifePath Dynamic Retirement Fund	$607,797
LifePath Dynamic 2030 Fund	641,250
LifePath Dynamic 2040 Fund	606,159
LifePath Dynamic 2050 Fund	260,460
LifePath Dynamic 2060 Fund	18,139

The fees and expenses of the Trust’s Independent Trustees, counsel to the Independent Trustees and the Funds’ independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Funds. Effective March 9, 2020, the Administrator has contractually agreed to reimburse the Funds or provide an offsetting credit against the administration fees paid by the Funds in an amount equal to these independent expenses through April 30, 2030. These amounts are included in fees waived and/or reimbursed by the Administrator/Manager in the Statements of Operations. For the year ended December 31, 2020, the Funds waived the following amounts:

Fund Name	Fees Waived and/or Reimbursed By the Administrator/Manager
LifePath Dynamic Retirement Fund	$14,699
LifePath Dynamic 2030 Fund	24,472
LifePath Dynamic 2040 Fund	24,453
LifePath Dynamic 2050 Fund	24,093
LifePath Dynamic 2060 Fund	23,792

N O T E S T O F I N A N C I A L S T A T E M E N T S	81

Notes to Financial Statements  (continued)

Securities Lending: The SEC has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Funds are responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Funds bear to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated – net in the Statements of Operations. For the year ended December 31, 2020, each Fund paid BTC the following amounts for securities lending agent services:

Fund Name	Amounts
LifePath Dynamic Retirement Fund	$2,127
LifePath Dynamic 2030 Fund	1,940
LifePath Dynamic 2040 Fund	2,461
LifePath Dynamic 2050 Fund	1,337
LifePath Dynamic 2060 Fund	212

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2020, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates.

Other Transactions: Each Fund may invest its positive cash balances in certain money market funds managed by the Manager or an affiliate. The income earned on these temporary cash investments is shown as income-affiliated in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended December 31, 2020, purchases and sales of investments, excluding short-term investments, were as follows:

LifePath Dynamic Fund Name	Purchases(a)	Sales(a)
LifePath Dynamic Retirement Fund	$144,427,716	$229,488,727
LifePath Dynamic 2030 Fund	115,103,630	152,894,648
LifePath Dynamic 2040 Fund	100,797,101	125,749,942
LifePath Dynamic 2050 Fund	39,360,881	33,130,188
LifePath Dynamic 2060 Fund	6,323,730	1,231,822

(a) Includes purchases and sales of investments from the LifePath Dynamic Master Portfolio for the period January 1, 2020 to March 6, 2020, as follows:
LifePath Dynamic Fund Name	Purchase	Sales
LifePath Dynamic Retirement Fund	$27,232,179	$51,634,641
LifePath Dynamic 2030 Fund	32,242,198	29,036,850
LifePath Dynamic 2040 Fund	26,428,356	13,589,903

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Notes to Financial Statements  (continued)

LifePath Dynamic Fund Name	Purchase	Sales

LifePath Dynamic 2050 Fund	$14,518,202	$4,122,866
LifePath Dynamic 2060 Fund	1,820,524	37,728

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of December 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The tax character of distributions paid was as follows:

	Periods	LifePath Dynamic Retirement Fund	LifePath Dynamic 2030 Fund	LifePath Dynamic 2040 Fund	LifePath Dynamic 2050 Fund	LifePath Dynamic 2060 Fund

Ordinary income	12/31/20	$15,622,861	$9,660,504	$8,130,567	$2,287,063	$133,302
	12/31/19	4,972,523	10,145,955	7,378,388	2,117,634	66,758
Long-term capital gains	12/31/20	7,474,929	3,622,589	4,993,173	725,246	34,726
	12/31/19	2,809,361	11,280,702	11,818,124	4,328,902	43,372

Total	12/31/20	$23,097,790	$13,283,093	$13,123,740	$3,012,309	$168,028

	12/31/19	$7,781,884	$21,426,657	$19,196,512	$6,446,536	$110,130

As of period end, the tax components of accumulated earnings (loss) were as follows:

	LifePath Dynamic Retirement Fund	LifePath Dynamic 2030 Fund	LifePath Dynamic 2040 Fund	LifePath Dynamic 2050 Fund	LifePath Dynamic 2060 Fund

Undistributed ordinary income	$10,695,650	$10,594,813	$10,609,014	$2,914,294	$42,327
Undistributed long-term capital gains	2,309,428	2,085,545	1,996,027	667,520	—
Non-expiring capital loss carryforwards(a)	—	—	—	—	(908)
Net unrealized gains(b)	109,441,673	38,932,709	72,720,915	32,209,505	1,847,460

	$122,446,751	$51,613,067	$85,325,956	$35,791,319	$1,888,879

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains were attributable primarily to tax deferral of losses on wash sales, forward and futures mark to market, and the timing and recognition of partnership income.

As of December 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

	LifePath Dynamic Retirement Fund	LifePath Dynamic 2030 Fund	LifePath Dynamic 2040 Fund	LifePath Dynamic 2050 Fund	LifePath Dynamic 2060 Fund

Tax cost	$225,973,576	$286,205,379	$214,522,016	$107,900,264	$10,028,264

Gross unrealized appreciation	$126,323,685	$66,979,873	$85,679,236	$34,055,144	$1,926,655
Gross unrealized depreciation	(16,931,922)	(27,929,382)	(12,894,910)	(1,875,426)	(77,936)

Net unrealized appreciation (depreciation)	$109,391,763	$39,050,491	$72,784,326	$32,179,718	$1,848,719

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2020, the Funds did not borrow under the credit agreement.

N O T E S T O F I N A N C I A L S T A T E M E N T S	83

Notes to Financial Statements  (continued)

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within certain Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

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Notes to Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/20		Year Ended 12/31/19

LifePath Dynamic Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Dynamic Retirement Fund
Institutional
Shares sold	1,330,711	$14,827,207	3,863,406	$41,070,163
Shares issued in reinvestment of distributions	319,690	3,643,195	167,180	1,831,558
Shares issued in reorganization	—	—	3,394,920	37,345,777
Shares redeemed	(5,576,199)	(61,625,389)	(1,046,012)	(10,953,828)

	(3,925,798)	$(43,154,987)	6,379,494	$69,293,670

Investor A
Shares sold and automatic conversion of shares	1,289,826	$12,480,972	987,245	$9,095,344
Shares issued in reinvestment of distributions	1,404,154	13,755,754	480,070	4,663,053
Shares issued in reorganization	—	—	18,144,280	173,602,186
Shares redeemed	(8,171,762)	(78,187,972)	(2,848,090)	(26,762,487)

	(5,477,782)	$(51,951,246)	16,763,505	$160,598,096

Investor C
Shares sold	44,105	$472,227	14,242	$150,018
Shares issued in reinvestment of distributions	11,528	129,725	4,903	53,190
Shares issued in reorganization	—	—	308,863	3,346,906
Shares redeemed and automatic conversion of shares	(209,277)	(2,201,261)	(44,329)	(474,374)

	(153,644)	$(1,599,309)	283,679	$3,075,740

Class K
Shares sold	4,150,218	$45,403,171	1,693,814	$18,113,468
Shares issued in reinvestment of distributions	460,902	5,203,342	104,860	1,145,771
Shares issued in reorganization	—	—	3,460,460	37,915,971
Shares redeemed	(4,085,339)	(44,710,032)	(895,505)	(9,335,172)

	525,781	$5,896,481	4,363,629	$47,840,038

Class R
Shares sold	196,466	$2,175,319	234,424	$2,490,823
Shares issued in reinvestment of distributions	32,159	363,407	8,070	87,526
Shares issued in reorganization	—	—	280,735	3,053,259
Shares redeemed	(162,360)	(1,740,224)	(146,362)	(1,584,408)

	66,265	$798,502	376,867	$4,047,200

	(8,965,178)	$(90,010,559)	28,167,174	$284,854,744

	Year Ended 12/31/20		Year Ended 12/31/19

LifePath Dynamic Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2030 Fund
Institutional
Shares sold	1,111,830	$14,446,442	1,142,794	$14,866,930
Shares issued in reinvestment of distributions	169,701	2,300,605	319,164	4,437,150
Shares redeemed	(2,690,429)	(36,053,727)	(1,092,964)	(14,418,701)

	(1,408,898)	$(19,306,680)	368,994	$4,885,379

Investor A
Shares sold and automatic conversion of shares	1,133,530	$14,351,731	1,485,272	$18,789,169
Shares issued in reinvestment of distributions	568,502	7,330,626	1,011,486	13,286,087
Shares redeemed	(4,973,565)	(62,154,118)	(4,821,546)	(61,812,220)

	(3,271,533)	$(40,471,761)	(2,324,788)	$(29,736,964)

Investor C
Shares sold	44,725	$576,048	85,912	$1,117,954
Shares issued in reinvestment of distributions	7,704	102,091	14,678	195,494
Shares redeemed and automatic conversion of shares	(130,982)	(1,709,624)	(173,128)	(2,232,664)

	(78,553)	$(1,031,485)	(72,538)	$(919,216)

N O T E S T O F I N A N C I A L S T A T E M E N T S	85

Notes to Financial Statements  (continued)

	Year Ended 12/31/20		Year Ended 12/31/19
LifePath Dynamic Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2030 Fund (continued)
Class K
Shares sold	3,321,635	$44,547,708	2,347,274	$31,269,292
Shares issued in reinvestment of distributions	252,738	3,401,010	239,426	3,252,332
Shares redeemed	(2,450,871)	(31,995,623)	(828,822)	(10,903,875)

	1,123,502	$15,953,095	1,757,878	$23,617,749

Class R
Shares sold	129,339	$1,736,301	311,393	$4,143,690
Shares issued in reinvestment of distributions	10,860	146,268	18,720	251,388
Shares redeemed	(181,463)	(2,344,403)	(203,907)	(2,703,051)

	(41,264)	$(461,834)	126,206	$1,692,027

	(3,676,746)	$(45,318,665)	(144,248)	$(461,025)

	Year Ended 12/31/20		Year Ended 12/31/19
LifePath Dynamic Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2040 Fund
Institutional
Shares sold	726,062	$11,649,973	586,053	$9,610,563
Shares issued in reinvestment of distributions	150,014	2,555,571	221,734	3,800,103
Shares redeemed	(1,224,317)	(20,494,640)	(579,744)	(9,404,448)

	(348,241)	$(6,289,096)	228,043	$4,006,218

Investor A
Shares sold and automatic conversion of shares	961,598	$13,999,619	946,617	$14,240,480
Shares issued in reinvestment of distributions	488,068	7,421,469	784,498	12,069,407
Shares redeemed	(3,227,409)	(47,302,352)	(3,286,059)	(49,628,617)

	(1,777,743)	$(25,881,264)	(1,554,944)	$(23,318,730)

Investor C
Shares sold	28,242	$437,016	45,702	$695,462
Shares issued in reinvestment of distributions	5,392	90,304	7,369	178,593
Shares redeemed and automatic conversion of shares	(101,124)	(1,631,445)	(35,941)	(583,383)

	(67,490)	$(1,104,125)	17,130	$290,672

Class K
Shares sold	2,089,339	$35,324,849	1,265,420	$21,335,365
Shares issued in reinvestment of distributions	171,816	2,907,765	168,918	2,914,364
Shares redeemed	(1,987,238)	(32,571,544)	(587,810)	(9,775,123)

	273,917	$5,661,070	846,528	$14,474,606

Class R
Shares sold	75,701	$1,176,447	245,587	$4,035,332
Shares issued in reinvestment of distributions	8,661	147,061	8,406	232,497
Shares redeemed	(106,501)	(1,545,522)	(162,180)	(2,681,332)

	(22,139)	$(222,014)	91,813	$1,586,497

	(1,941,696)	$(27,835,429)	(371,430)	$(2,960,737)

	Year Ended 12/31/20		Year Ended 12/31/19
LifePath Dynamic Fund Name / Share Class	Shares	Amounts	Shares	Amounts
LifePath Dynamic 2050 Fund
Institutional
Shares sold	428,231	$8,437,258	255,731	$4,925,072
Shares issued in reinvestment of distributions	20,479	389,156	47,746	968,338
Shares redeemed	(432,317)	(8,672,932)	(140,480)	(2,701,199)

	16,393	$153,482	162,997	$3,192,211

86	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Year Ended 12/31/20		Year Ended 12/31/19
LifePath Dynamic Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2050 Fund (continued)
Investor A
Shares sold and automatic conversion of shares	481,629	$9,103,334	579,158	$11,247,472
Shares issued in reinvestment of distributions	87,855	1,645,182	216,845	4,381,579
Shares redeemed	(1,065,892)	(20,728,384)	(1,169,044)	(23,085,853)

	(496,408)	$(9,979,868)	(373,041)	$(7,456,802)

Investor C
Shares sold	19,331	$363,377	28,365	$546,659
Shares issued in reinvestment of distributions	1,332	24,478	4,490	89,702
Shares redeemed and automatic conversion of shares	(43,236)	(833,967)	(21,314)	(408,361)

	(22,573)	$(446,112)	11,541	$228,000

Class K
Shares sold	1,396,534	$27,851,210	587,117	$11,539,516
Shares issued in reinvestment of distributions	47,255	898,405	42,498	867,152
Shares redeemed	(688,100)	(13,531,366)	(91,192)	(1,785,230)

	755,689	$15,218,249	538,423	$10,621,438

Class R
Shares sold	70,083	$1,372,096	125,657	$2,481,279
Shares issued in reinvestment of distributions	2,952	54,812	6,906	139,113
Shares redeemed	(82,369)	(1,567,665)	(101,357)	(1,991,623)

	(9,334)	$(140,757)	31,206	$628,769

	243,767	$4,804,994	371,126	$7,213,616

	Year Ended 12/31/20		Year Ended 12/31/19
LifePath Dynamic Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2060 Fund
Institutional
Shares sold	84,992	$921,162	30,550	$331,568
Shares issued in reinvestment of distributions	1,155	13,008	463	5,243
Shares redeemed	(13,594)	(154,817)	(12,433)	(134,847)

	72,553	$779,353	18,580	$201,964

Investor A
Shares sold and automatic conversion of shares	23,396	$247,271	25,986	$278,403
Shares issued in reinvestment of distributions	741	8,006	695	7,898
Shares redeemed	(13,024)	(137,906)	(695)	(7,596)

	11,113	$117,371	25,986	$278,705

Investor C
Shares sold	604	$7,060	215	$2,327
Shares issued in reinvestment of distributions	10	112	17	193
Shares redeemed and automatic conversion of shares	(2)	(15)	(1)	(15)

	612	$7,157	231	$2,505

Class K
Shares sold	443,286	$4,845,082	98,722	$1,063,779
Shares issued in reinvestment of distributions	8,693	95,943	2,151	24,617
Shares redeemed	(66,899)	(749,101)	(5,436)	(59,386)

	385,080	$4,191,924	95,437	$1,029,010

Class R
Shares sold	40,572	$437,393	15,961	$180,750
Shares issued in reinvestment of distributions	303	3,327	276	3,157
Shares redeemed	(29,080)	(320,618)	(2,111)	(24,367)

	11,795	$120,102	14,126	$159,540

	481,153	$5,215,907	154,360	$1,671,724

N O T E S T O F I N A N C I A L S T A T E M E N T S	87

Notes to Financial Statements  (continued)

As of December 31, 2020, shares owned by BlackRock HoldCo 2, Inc., an affiliate of the Funds, were as follows:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

LifePath Dynamic 2060 Fund	2,000	2,000	2,000	192,000	2,000	200,000

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

88	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

BlackRock Funds III and Shareholders of BlackRock LifePath® Dynamic Retirement Fund, BlackRock LifePath® Dynamic 2030 Fund, BlackRock LifePath® Dynamic 2040 Fund, BlackRock LifePath® Dynamic 2050 Fund and BlackRock LifePath® Dynamic 2060 Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock LifePath® Dynamic Retirement Fund, BlackRock LifePath® Dynamic 2030 Fund, BlackRock LifePath® Dynamic 2040 Fund, BlackRock LifePath® Dynamic 2050 Fund and BlackRock LifePath® Dynamic 2060 Fund (five of the series constituting BlackRock Funds III, hereafter collectively referred to as the “Funds”) as of December 31, 2020, the related statements of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, administrators of the Master Portfolios, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 26, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	89

Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended December 31, 2020 that qualified for the dividends-received deduction were as follows:

LifePath Dynamic Fund Name	Dividends-Received Deduction
LifePath Dynamic Retirement Fund	4.16%
LifePath Dynamic 2030 Fund	9.47
LifePath Dynamic 2040 Fund	12.59
LifePath Dynamic 2050 Fund	21.13
LifePath Dynamic 2060 Fund	23.79

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2020:

LifePath Dynamic Fund Name	Qualified Dividend Income

LifePath Dynamic Retirement Fund	$1,748,716
LifePath Dynamic 2030 Fund	2,681,177
LifePath Dynamic 2040 Fund	3,030,077
LifePath Dynamic 2050 Fund	1,510,370
LifePath Dynamic 2060 Fund	103,942

The following maximum amounts are hereby designated as qualified business income for individuals for the fiscal year ended December 31, 2020:

LifePath Dynamic Fund Name	Qualified Business Income

LifePath Dynamic Retirement Fund	$55,402
LifePath Dynamic 2030 Fund	219,765
LifePath Dynamic 2040 Fund	280,832
LifePath Dynamic 2050 Fund	117,198
LifePath Dynamic 2060 Fund	4,674

For the fiscal year ended December 31, 2020, the Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

LifePath Dynamic Fund Name	Interest-Related Dividends

LifePath Dynamic Retirement Fund	$3,687,024
LifePath Dynamic 2030 Fund	1,927,527
LifePath Dynamic 2040 Fund	655,323
LifePath Dynamic 2050 Fund	75,747
LifePath Dynamic 2060 Fund	4,008

The Funds hereby designate the following amount of distributions from direct federal obligation interest for the fiscal year ended December 31, 2020:

LifePath Dynamic Fund Name	Federal Obligation Interest

LifePath Dynamic Retirement Fund	$672,967
LifePath Dynamic 2030 Fund	436,294
LifePath Dynamic 2040 Fund	235,579
LifePath Dynamic 2050 Fund	55,351
LifePath Dynamic 2060 Fund	2,046

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following distribution amounts are hereby designated for the fiscal year ended December 31, 2020:

LifePath Dynamic Fund Name	Short-Term Capital Gain Dividends	20% Rate Long-Term Capital Gain Dividends
LifePath Dynamic Retirement Fund	$8,631,102	$7,474,929
LifePath Dynamic 2030 Fund	4,421,693	3,622,589
LifePath Dynamic 2040 Fund	4,266,994	4,993,173
LifePath Dynamic 2050 Fund	831,892	725,246
LifePath Dynamic 2060 Fund	—	34,726

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Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Funds III (the“Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for BlackRock LifePath® Dynamic Retirement Fund, BlackRock LifePath® Dynamic 2030 Fund, BlackRock LifePath® Dynamic 2040 Fund, BlackRock LifePath® Dynamic 2050 Fund and BlackRock LifePath® Dynamic 2060 Fund (the “Funds”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on November 10-11, 2020 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2019 through September 30, 2020 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus outbreak on the Funds and the overall market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	91

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)

Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.

			33 RICs consisting of 159 Portfolios	None

Bruce R. Bond 1946	Trustee (Since 2019)

Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.

			33 RICs consisting of 159 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)

Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019.

			33 RICs consisting of 159 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	33 RICs consisting of 159 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)

Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.

			33 RICs consisting of 159 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)

Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.

			33 RICs consisting of 159 Portfolios	None

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Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Henry R. Keizer 1956	Trustee (Since 2019)

Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.

33 RICs consisting of 159 Portfolios

Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; WABCO (commercial vehicle safety systems); Sealed Air Corp. (packaging)

Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989.	33 RICs consisting of 159 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Donald C. Opatrny 1952	Trustee (Since 2019)

Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.

			33 RICs consisting of 159 Portfolios	None

Joseph P. Platt 1947	Trustee (Since 2009)

General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.

			33 RICs consisting of 159 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

Kenneth L. Urish 1951	Trustee (Since 2009)

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.

			33 RICs consisting of 159 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	93

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Claire A. Walton 1957	Trustee (Since 2016)

Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.

			33 RICs consisting of 159 Portfolios	None

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2018)

Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.

			117 RICs consisting of 267 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	118 RICs consisting of 268 Portfolios	None
(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

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Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Thomas Callahan 1968	Vice President (Since 2016)

Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.

Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Neal J. Andrews 1966	Chief Financial Officer (Since 2009)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.

Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Trust/MIP serve at the pleasure of the Board.

Further information about the Trust’s/MIP’s Trustees and Officers is available in the Trust’s/MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Neal J. Andrews retired as the Chief Financial Officer effective December 31, 2020, and Trent Walker was elected as the Chief Financial Officer effective January 1, 2021.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	95

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by the third quarter of 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

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Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

LifePath Dynamic Fund and Service Providers

Investment Adviser	Transfer Agent
BlackRock Fund Advisors	BNY Mellon Investment Servicing (US) Inc.
San Francisco, CA 94105	Wilmington, DE 19809

Administrator	Distributor
BlackRock Advisors, LLC	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10022

Sub-Adviser	Independent Registered Public Accounting Firm
BlackRock International Limited	PricewaterhouseCoopers LLP
Edinburgh, EH3 8BL	Philadelphia, PA 19103
United Kingdom

Legal Counsel
BlackRock (Singapore) Limited	Sidley Austin LLP
079912 Singapore	New York, NY 10019

Accounting Agent and Custodian	Address of the Funds
State Street Bank and Trust Company	400 Howard Street
Boston, MA 02111	San Francisco, CA 94105

A D D I T I O N A L I N F O R M A T I O N	97

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

CAD	Canadian Dollar

EUR	Euro

JPY	Japanese Yen

USD	United States Dollar

Portfolio Abbreviation

ETF	Exchange-Traded Fund

FTSE	Financial Times Stock Exchange

MSCI	Morgan Stanley Capital International

S&P	Standard & Poor’s

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Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

LifePath-12/20-AR

DECEMBER 31, 2020

2020 Annual Report

BlackRock Funds III

•	BlackRock LifePath® Dynamic 2025 Fund
•	BlackRock LifePath® Dynamic 2035 Fund
•	BlackRock LifePath® Dynamic 2045 Fund
•	BlackRock LifePath® Dynamic 2055 Fund
•	BlackRock LifePath® Dynamic 2065 Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of December 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus (or “COVID-19”) led to a vast disruption in the global economy and financial markets. The threat from the coronavirus became increasingly apparent throughout February and March 2020, and countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point of the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs late in the reporting period following a series of successful vaccine trials and passage of additional stimulus. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities from developed economies grew at a more modest pace, lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

Following the coronavirus outbreak, the Fed instituted two emergency interest rate cuts, pushing short-term interest rates, already low as the year began, close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to accelerate as vaccination efforts get under way. The results of the U.S. elections also cleared the way for additional stimulus spending in 2021, which is likely to be a solid tailwind for economic growth. Inflation should increase as the expansion continues, but a shift in central bank policy means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the equity expansion.

Overall, we favor a positive stance toward risk, with an overweight in both equities and credit. We see U.S. and Asian equities benefiting from structural growth trends in tech, while emerging markets should be particularly helped by a vaccine-led economic expansion. In credit, rising inflation should provide tailwinds for inflation-protected bonds, and Euro area peripherals and Asian bonds also provide attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2020

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	22.16%	18.40%

U.S. small cap equities (Russell 2000® Index)	37.85	19.96

International equities (MSCI Europe, Australasia, Far East Index)	21.61	7.82

Emerging market equities (MSCI Emerging Markets Index)	31.14	18.31

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.07	0.67

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(1.87)	10.58

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.29	7.51

Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.92	4.95

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	11.32	7.05

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of December 31, 2020	BlackRock LifePath® Dynamic Funds

Portfolio Management Commentary

How did each Fund perform?

The BlackRock LifePath® Dynamic Funds with target dates of 2025, 2035, 2045, 2055 and 2065 are referred to as the “LifePath Dynamic Funds”.

For the 12-month period ended December 31, 2020, the LifePath Dynamic 2025 Fund outperformed its custom benchmark except for Investor C Shares, which underperformed. The LifePath Dynamic 2035 Fund’s Institutional and Class K Shares outperformed its custom benchmark, while Investor A, Investor C and Class R Shares underperformed. The LifePath Dynamic 2045 Fund and LifePath Dynamic 2065 Fund both underperformed their custom benchmarks, while the LifePath Dynamic 2055 Fund’s Institutional and Class K Shares outperformed its respective custom benchmark, Investor A Shares performed in line with its custom benchmark and Investor C and Class K Shares underperformed. The returns for the LifePath Dynamic Funds include fund expenses. The custom benchmarks have no expenses associated with performance.

What factors influenced performance?

In terms of macro themes, positioning in equities and currencies made the largest contributions to returns during the period. A tactical overweight to U.S. equities from mid-March 2020 to late March 2020 added significant value, as U.S. equities recovered following the COVID-19-induced sell-off earlier in the first quarter of 2020. Overweights to Japan, Italy and Spain also were additive, particularly during the final quarter of the year. Within currencies, an underweight to the U.S. dollar (versus a basket of developed market currencies) contributed as the dollar weakened over the period. Within underlying actively managed strategies, both the Master Total Return Portfolio and CoreAlpha Bond Master Portfolio (domestic fixed income strategies) added value as they strongly outperformed their benchmarks. The underlying BlackRock Tactical Opportunities Fund (a global tactical asset allocation strategy) also contributed to returns.

Also with regard to macro themes, an underweight to U.S. duration in the first quarter of 2020 was the most notable detractor as the Fed and other global central banks cut rates and undertook a series of measures to minimize the economic shock caused by COVID-19. Within underlying actively managed strategies, the Diversified Equity Master Portfolio (a U.S.-focused equity strategy) and International Tilts Master Portfolio (an international developed markets equity strategy) were the most significant detractors as they lagged their respective benchmarks during the period.

The LifePath Dynamic Funds with vintages of 2025 and 2055 had elevated cash positions at the close of the period. These cash positions did not have any material impact on the respective performance of the LifePath Dynamic Funds with vintages of 2025 and 2055.

Describe recent portfolio activity.

Each LifePath Dynamic Fund has its own time horizon, which affects its acceptable level of risk and, in turn, the strategic allocation of its holdings across asset classes. On a quarterly basis, the strategic allocation of each LifePath Dynamic Fund is systematically adjusted to reflect the shareholders’ remaining investment time horizon.

The LifePath Dynamic Funds entered the period with pro-cyclical positioning, with an underweight to duration and overweight in equities, as well as an overweight to the euro versus the U.S. dollar. Over mid-to-late March 2020, the LifePath Dynamic Funds’ equity overweight was increased, partly because forced selling drove prices significantly lower, and partly due to the investment adviser’s belief in the eventual arrival of substantial monetary action and fiscal relief. The LifePath Dynamic Funds’ duration underweight was also reduced to flat after real rates rose significantly based on the Fed’s quantitative easing and the passage of fiscal relief. From late March through May 2020, the LifePath Dynamic Funds’ equity overweight was reduced as markets recovered.

In May 2020, with U.S. growth and inflation weak, and extreme monetary policy support set to persist, the investment adviser felt that the macro backdrop would be supportive of an overweight position in duration, and introduced an overweight to U.S. duration at the 30-year point on the curve. An underweight to the U.S. dollar versus a basket of developed-market currencies including the Australian dollar, Japanese yen, euro and Canadian dollar was also initiated. Given material weakness in the U.S. labor market and inflation relative to other countries, the investment adviser believes that asset purchases by the Fed will exceed those executed by other developed market central banks in terms of quantity and scope, which is likely to represent a headwind for the U.S. dollar.

In June 2020, an overweight to European peripheral assets was introduced (an overweight to Spanish and Italian equities, along with Italian 10-year bond futures) against an underweight to U.K., U.S. and Japanese equities. The European Central Bank has focused on providing support in impactful areas and loosening peripheral financial conditions rather than reducing core sovereign yields, leading the investment adviser to favor European cyclical assets relative to their developed country peers. The LifePath Dynamic Funds also increased their overall overweight equity positioning by adding some exposure to Europe, Japan and the United Kingdom (reducing the size of portfolio underweights to Japan and the United Kingdom) as the investment adviser felt that an improving growth outlook and supportive policy dynamics would continue to benefit global equities. The LifePath Dynamic Funds’ positioning in Italian 10-year bond futures was closed as prices moved in line with the investment adviser’s expectations by mid-October 2020.

Meanwhile, the LifePath Dynamic Funds shifted to a neutral stance regarding U.S. duration in August 2020, and then to an underweight position in October 2020. Given a recovery in global growth and firming inflation, the investment adviser felt that the environment would be more favorable for equities and less favorable for bonds. Concurrently, holdings in Japan, emerging markets and U.S. equities were increased in October and November 2020. In addition to the LifePath Dynamic Funds’ directional underweight to U.S. duration, a relative value underweight to U.S. 10-year bonds versus international developed market bonds was also introduced. U.S. fiscal stimulus expanded significantly in 2020, and the investment adviser believes it is likely to outpace peers over the coming months as additional measures are taken to support the ongoing economic recovery.

Given November’s strong rally, the LifePath Dynamic Funds’ equity overweight was trimmed by reducing U.S. and emerging market exposures. The directional underweight to U.S. duration also was closed. This left the LifePath Dynamic Funds to end the year positioned overweight in the Eurozone, Italian, Spanish and Japanese equities, and underweight in U.S. and U.K. equities, underweight in U.S. 10-year bond futures versus Australia, Canada and Germany 10-year bond futures, and underweight in the U.S. dollar versus a basket of developed market currencies.

Looking ahead, the investment adviser believes that renewed consumer spending, driven by pent-up demand and the widespread distribution of COVID-19 vaccines, will be the key force shaping the macroeconomic landscape. In the United States, a gradual reduction of political uncertainty and the increasing likelihood of additional fiscal stimulus

4	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2020 (continued)	BlackRock LifePath® Dynamic Funds

could also provide support for growth. This is the backdrop for the LifePath Dynamic Funds’ overweight to international developed bonds relative to U.S. bonds. In contrast to previous global recessions, global growth measures have generally rebounded quickly, as many macroeconomic indicators that the investment adviser analyzes have already returned to their pre-recession peaks. The investment adviser views these growth trends—coupled with the continued expansion of global central banks’ balance sheets—as a growth and policy mix that should be broadly supportive of financial assets, providing additional support to their favorable view regarding global equities.

Describe portfolio positioning at period end.

At period end, each of the LifePath Dynamic Funds was invested according to its respective strategic allocation benchmark within tolerance limits.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Glide Path Evolution

Under normal circumstances, the asset allocation of each LifePath Dynamic Fund will change over time according to a predetermined “glide path” as each LifePath Dynamic Fund approaches its respective target date. The glide path represents the shifting of asset classes over time. Each LifePath Dynamic Fund’s asset allocations become more conservative prior to retirement as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of each LifePath Dynamic Fund, which may be a primary source of income after retirement. As each LifePath Dynamic Fund approaches its target date, its asset allocation will shift so that each LifePath Dynamic Fund invests a greater percentage of its assets in fixed-income index funds. The asset allocation targets are established by the portfolio managers. The investment team, including the portfolio managers, meets regularly to assess market conditions, review the asset allocation targets of each LifePath Dynamic Fund, and determine whether any changes are required to enable each LifePath Dynamic Fund to achieve its investment objective.

Although the asset allocation targets listed for the glide path are general, long-term targets, BlackRock Fund Advisors (“BFA” or the “Manager”) may periodically adjust the proportion of equity index funds and fixed-income index funds in each LifePath Dynamic Fund, based on an assessment of the current market conditions, the potential contribution of each asset class to the expected risk and return characteristics of each LifePath Dynamic Fund, reallocations of each LifePath Dynamic Fund’s composition to reflect intra-year movement along the glide path and other factors. In general, such adjustments will be limited; however, BFA may determine that a greater degree of variation is warranted to protect a LifePath Dynamic Fund or achieve its investment objective.

F U N D S U M M A R Y	5

LifePath Dynamic Fund Summary as of December 31, 2020	BlackRock LifePath® Dynamic 2025 Fund

Investment Objective

BlackRock LifePath® Dynamic 2025 Fund’s (“LifePath Dynamic 2025 Fund” or the “LifePath Dynamic Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2025 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

On March 9, 2020, LifePath Dynamic 2025 Fund ceased to invest in LifePath Dynamic 2025 Master Portfolio as part of a “master-feeder” structure and began to operate as a stand-alone fund.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(b)

The LifePath Dynamic Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2025 Fund Custom Benchmark”) comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Dynamic Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	Bloomberg Commodity Index(a)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
01/01/11 to 12/31/11	29.8%	4.6%	N/A	4.8%	18.9%	15.2%	1.4%	3.5%	20.3%	1.5%
01/01/12 to 12/31/12	31.9	5.0	1.0%	4.7	18.2	35.9	3.3	N/A	N/A	N/A
01/01/13 to 12/31/13	33.7	5.2	3.8	4.3	17.1	32.6	3.3	N/A	N/A	N/A
01/01/14 to 12/31/14	34.3	5.3	3.8	4.5	17.3	31.5	3.3	N/A	N/A	N/A
01/01/15 to 12/31/15	31.0	5.0	3.8	5.3	18.8	33.1	3.0	N/A	N/A	N/A
01/01/16 to 12/31/16	32.4	5.2	3.8	5.2	18.5	32.0	2.9	N/A	N/A	N/A
01/01/17 to 12/31/17	34.9	5.7	3.8	4.7	18.0	29.8	3.1	N/A	N/A	N/A
01/01/18 to 12/31/18	36.5	5.9	N/A	4.5	19.3	30.7	3.1	N/A	N/A	N/A
01/01/19 to 12/31/19	38.1	7.1	N/A	2.5	19.5	29.8	3.0	N/A	N/A	N/A
01/01/20 to 12/31/20	40.9	7.3	N/A	2.4	18.5	28.0	2.9	N/A	N/A	N/A

(a)	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.
See “About Fund Performance” for descriptions of the indexes.

6	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

LifePath Dynamic Fund Summary as of December 31, 2020 (continued)	BlackRock LifePath® Dynamic 2025 Fund

Performance Summary for the Period Ended December 31, 2020

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	14.97%	12.87%	N/A	9.65%	N/A	7.50%	N/A
Investor A	14.91	12.60	6.69%	9.40	8.22%	7.23	6.65%
Investor C	14.42	11.76	10.76	8.53	8.53	6.57	6.57
Class K	15.20	13.17	N/A	9.91	N/A	7.72	N/A
Class R	14.80	12.44	N/A	9.18	N/A	6.99	N/A
LifePath® Dynamic 2025 Fund Custom Benchmark	13.52	12.35	N/A	9.18	N/A	7.46	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	1.29	7.51	N/A	4.44	N/A	3.84	N/A
Bloomberg Barclays U.S. TIPS Index (Series-L)	4.70	10.99	N/A	5.08	N/A	3.81	N/A
FTSE EPRA Nareit Developed Index	15.63	(9.04)	N/A	3.74	N/A	5.44	N/A
MSCI ACWI ex USA IMI Index	25.19	11.12	N/A	8.98	N/A	5.06	N/A
Russell 1000® Index	24.46	20.96	N/A	15.60	N/A	14.01	N/A
Russell 2000® Index	37.85	19.96	N/A	13.26	N/A	11.20	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

Effective November 7, 2016, the LifePath Dynamic Fund changed its investment strategy to (i) incorporate a Global Tactical Asset Allocation into its glidepath, (ii) increase the flexibility of its equity allocations and (iii) diversify its fixed-income strategies. Performance for the periods shown between December 14, 2015 and November 7, 2016 is based on the prior investment strategy. Effective December 14, 2015, the LifePath Dynamic Fund changed its investment strategy to (i) incorporate a dynamic glidepath and (ii) invest directly in securities and derivatives, as well as in underlying funds. Performance for the periods shown prior to December 14, 2015 is based on the prior investment strategy. Effective November 28, 2014, the Fund changed its glide path and target asset allocation to target higher levels of equity exposure for the LifePath Dynamic Fund throughout the glide path. Performance for the periods shown prior to November 28, 2014 is based on the prior glide path and target asset allocation.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets

Equity Funds	51%
Fixed-Income Funds	45
Money Market Funds	6
Liabilities in Excess of Other Assets	(2)

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Diversified Equity Master Portfolio	28%
CoreAlpha Bond Master Portfolio	14
iShares Core U.S. Aggregate Bond ETF	12
Master Total Return Portfolio	10
International Tilts Master Portfolio	8
iShares TIPS Bond ETF	7
BlackRock Advantage Emerging Markets Fund, Class K	6
BlackRock Tactical Opportunities Fund, Class K	5
BlackRock Cash Funds: Institutional, SL Agency Shares	3
iShares MSCI EAFE Small-Cap ETF	3

F U N D S U M M A R Y	7

LifePath Dynamic Fund Summary as of December 31, 2020	BlackRock LifePath® Dynamic 2035 Fund

Investment Objective

BlackRock LifePath® Dynamic 2035 Fund’s (“LifePath Dynamic 2035 Fund” or the “LifePath Dynamic Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2035 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

On March 9, 2020, LifePath Dynamic 2035 Fund ceased to invest in LifePath Dynamic 2035 Master Portfolio as part of a “master-feeder” structure and began to operate as a stand-alone fund.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(b)

The LifePath Dynamic Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2035 Fund Custom Benchmark”) comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Dynamic Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	Bloomberg Commodity Index(a)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
01/01/11 to 12/31/11	17.8%	2.3%	N/A	7.0%	22.8%	18.6%	1.2%	3.9%	24.7%	1.7%
01/01/12 to 12/31/12	20.3	2.6	1.0%	7.2	21.1	45.1	2.7	N/A	N/A	N/A
01/01/13 to 12/31/13	22.1	2.9	3.9	6.9	21.3	40.3	2.6	N/A	N/A	N/A
01/01/14 to 12/31/14	21.4	2.8	3.9	7.6	22.2	39.6	2.5	N/A	N/A	N/A
01/01/15 to 12/31/15	13.2	1.9	3.9	9.8	25.4	43.6	2.2	N/A	N/A	N/A
01/01/16 to 12/31/16	14.7	2.2	3.9	9.9	25.1	42.1	2.1	N/A	N/A	N/A
01/01/17 to 12/31/17	17.1	2.5	4.0	10.0	24.6	40.1	1.7	N/A	N/A	N/A
01/01/18 to 12/31/18	18.4	2.7	N/A	10.3	25.5	41.3	1.8	N/A	N/A	N/A
01/01/19 to 12/31/19	17.1	4.6	N/A	3.7	30.4	41.8	2.4	N/A	N/A	N/A
01/01/20 to 12/31/20	19.7	4.9	N/A	3.6	29.1	40.6	2.1	N/A	N/A	N/A

(a)	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.
See “About Fund Performance” for descriptions of the indexes.

8	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

LifePath Dynamic Fund Summary as of December 31, 2020 (continued)	BlackRock LifePath® Dynamic 2035 Fund

Performance Summary for the Period Ended December 31, 2020

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	19.78%	13.82%	N/A	11.12%	N/A	8.52%	N/A
Investor A	19.62	13.55	7.59%	10.86	9.67%	8.26	7.68%
Investor C	19.14	12.68	11.68	9.97	9.97	7.59	7.59
Class K	19.93	14.14	N/A	11.36	N/A	8.88	N/A
Class R	19.56	13.33	N/A	10.63	N/A	8.02	N/A
LifePath® Dynamic 2035 Fund Custom Benchmark	18.85	13.62	N/A	10.71	N/A	8.52	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	1.29	7.51	N/A	4.44	N/A	3.84	N/A
Bloomberg Barclays U.S. TIPS Index (Series-L)	4.70	10.99	N/A	5.08	N/A	3.81	N/A
FTSE EPRA Nareit Developed Index	15.63	(9.04)	N/A	3.74	N/A	5.44	N/A
MSCI ACWI ex USA IMI Index	25.19	11.12	N/A	8.98	N/A	5.06	N/A
Russell 1000® Index	24.46	20.96	N/A	15.60	N/A	14.01	N/A
Russell 2000® Index	37.85	19.96	N/A	13.26	N/A	11.20	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

Effective November 7, 2016, the LifePath Dynamic Fund changed its investment strategy to (i) incorporate a Global Tactical Asset Allocation into its glidepath, (ii) increase the flexibility of its equity allocations and (iii) diversify its fixed-income strategies. Performance for the periods shown between December 14, 2015 and November 7, 2016 is based on the prior investment strategy. Effective December 14, 2015, the LifePath Dynamic Fund changed its investment strategy to (i) incorporate a dynamic glidepath and (ii) invest directly in securities and derivatives, as well as in underlying funds. Performance for the periods shown prior to December 14, 2015 is based on the prior investment strategy. Effective November 28, 2014, the Fund changed its glide path and target asset allocation to target higher levels of equity exposure for the LifePath Dynamic Fund throughout the glide path. Performance for the periods shown prior to November 28, 2014 is based on the prior glide path and target asset allocation.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets

Equity Funds	74%
Fixed-Income Funds	23
Money Market Funds	2
Other Assets Less Liabilities	1

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Diversified Equity Master Portfolio	41%
International Tilts Master Portfolio	12
BlackRock Advantage Emerging Markets Fund, Class K	9
CoreAlpha Bond Master Portfolio	7
iShares Core U.S. Aggregate Bond ETF	6
BlackRock Tactical Opportunities Fund, Class K	5
iShares TIPS Bond ETF	5
Master Total Return Portfolio	5
iShares MSCI EAFE Small-Cap ETF	4
iShares Developed Real Estate Index Fund, Class K	3

F U N D S U M M A R Y	9

LifePath Dynamic Fund Summary as of December 31, 2020	BlackRock LifePath® Dynamic 2045 Fund

Investment Objective

BlackRock LifePath® Dynamic 2045 Fund’s (“LifePath Dynamic 2045 Fund” or the “LifePath Dynamic Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2045 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

On March 9, 2020, LifePath Dynamic 2045 Fund ceased to invest in LifePath Dynamic 2045 Master Portfolio as part of a “master-feeder” structure and began to operate as a stand-alone fund.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(b)

The LifePath Dynamic Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2045 Fund Custom Benchmark”) comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Dynamic Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	Bloomberg Commodity Index(a)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
01/01/11 to 12/31/11	8.2%	N/A	N/A	8.7%	26.1%	21.5%	1.1%	4.2%	28.4%	1.8%
01/01/12 to 12/31/12	11.2	N/A	1.0%	9.2	25.3	51.0	2.3	N/A	N/A	N/A
01/01/13 to 12/31/13	13.5	N/A	3.9	9.1	24.8	46.7	2.0	N/A	N/A	N/A
01/01/14 to 12/31/14	12.5	N/A	3.9	10.1	25.9	45.6	2.0	N/A	N/A	N/A
01/01/15 to 12/31/15	1.8	0.2%	4.2	13.4	29.6	48.8	2.0	N/A	N/A	N/A
01/01/16 to 12/31/16	2.3	0.2	4.3	13.6	29.8	48.0	1.8	N/A	N/A	N/A
01/01/17 to 12/31/17	3.4	0.3	4.3	14.4	29.9	46.7	1.0	N/A	N/A	N/A
01/01/18 to 12/31/18	4.0	0.4	N/A	15.0	30.6	48.9	1.1	N/A	N/A	N/A
01/01/19 to 12/31/19	3.0	1.4	N/A	4.6	38.5	50.5	2.0	N/A	N/A	N/A
01/01/20 to 12/31/20	4.3	1.6	N/A	4.5	37.6	50.5	1.5	N/A	N/A	N/A

(a)	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.
See “About Fund Performance” for descriptions of the indexes.

10	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

LifePath Dynamic Fund Summary as of December 31, 2020 (continued)	BlackRock LifePath® Dynamic 2045 Fund

Performance Summary for the Period Ended December 31, 2020

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	23.46%	14.31%	N/A	11.90%	N/A	9.20%	N/A
Investor A	23.27	14.03	8.04%	11.62	10.43%	8.94	8.35%
Investor C	22.86	13.16	12.16	10.76	10.76	8.27	8.27
Class K	23.55	14.54	N/A	12.14	N/A	9.51	N/A
Class R	23.13	13.73	N/A	11.39	N/A	8.69	N/A
LifePath ®Dynamic 2045 Fund Custom Benchmark	23.12	14.71	N/A	11.79	N/A	9.31	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	1.29	7.51	N/A	4.44	N/A	3.84	N/A
Bloomberg Barclays U.S. TIPS Index (Series-L)	4.70	10.99	N/A	5.08	N/A	3.81	N/A
FTSE EPRA Nareit Developed Index	15.63	(9.04)	N/A	3.74	N/A	5.44	N/A
MSCI ACWI ex USA IMI Index	25.19	11.12	N/A	8.98	N/A	5.06	N/A
Russell 1000® Index	24.46	20.96	N/A	15.60	N/A	14.01	N/A
Russell 2000® Index	37.85	19.96	N/A	13.26	N/A	11.20	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

Effective November 7, 2016, the LifePath Dynamic Fund changed its investment strategy to (i) incorporate a Global Tactical Asset Allocation into its glidepath, (ii) increase the flexibility of its equity allocations and (iii) diversify its fixed-income strategies. Performance for the periods shown between December 14, 2015 and November 7, 2016 is based on the prior investment strategy. Effective December 14, 2015, the LifePath Dynamic Fund changed its investment strategy to (i) incorporate a dynamic glidepath and (ii) invest directly in securities and derivatives, as well as in underlying funds. Performance for the periods shown prior to December 14, 2015 is based on the prior investment strategy. Effective November 28, 2014, the Fund changed its glide path and target asset allocation to target higher levels of equity exposure for the LifePath Dynamic Fund throughout the glide path. Performance for the periods shown prior to November 28, 2014 is based on the prior glide path and target asset allocation.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets

Equity Funds	93%
Fixed-Income Funds	5
Money Market Funds	1
Other Assets Less Liabilities	1

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Diversified Equity Master Portfolio	51%
International Tilts Master Portfolio	15
BlackRock Advantage Emerging Markets Fund, Class K	11
iShares MSCI EAFE Small-Cap ETF	5
BlackRock Tactical Opportunities Fund, Class K	5
iShares Developed Real Estate Index Fund, Class K	5
iShares TIPS Bond ETF	2
CoreAlpha Bond Master Portfolio	2
iShares Core U.S. Aggregate Bond ETF	1
BlackRock Cash Funds: Treasury, SL Agency Shares	1

F U N D S U M M A R Y	11

LifePath Dynamic Fund Summary as of December 31, 2020	BlackRock LifePath® Dynamic 2055 Fund

Investment Objective

BlackRock LifePath® Dynamic 2055 Fund’s (“LifePath Dynamic 2055 Fund” or the “LifePath Dynamic Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2055 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

On March 9, 2020, LifePath Dynamic 2055 Fund ceased to invest in LifePath Dynamic 2055 Master Portfolio as part of a “master-feeder” structure and began to operate as a stand-alone fund.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(b)

The LifePath Dynamic Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2055 Fund Custom Benchmark”) comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Dynamic Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	Bloomberg Commodity Index(a)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
01/01/11 to 12/31/11	1.0%	N/A	N/A	9.7%	28.8%	22.0%	2.0%	4.9%	29.5%	2.1%
01/01/12 to 12/31/12	1.3	N/A	1.0%	11.3	28.6	54.5	3.3	N/A	N/A	N/A
01/01/13 to 12/31/13	3.1	N/A	4.1	11.5	27.8	51.7	1.8	N/A	N/A	N/A
01/01/14 to 12/31/14	4.0	N/A	4.0	12.2	28.6	49.4	1.8	N/A	N/A	N/A
01/01/15 to 12/31/15	1.0	N/A	4.2	13.7	29.9	49.2	2.0	N/A	N/A	N/A
01/01/16 to 12/31/16	1.0	N/A	4.4	14.1	30.4	48.3	1.8	N/A	N/A	N/A
01/01/17 to 12/31/17	1.0	N/A	4.3	15.3	30.9	47.5	1.0	N/A	N/A	N/A
01/01/18 to 12/31/18	1.0	N/A	N/A	16.1	31.8	50.1	1.0	N/A	N/A	N/A
01/01/19 to 12/31/19	0.8	0.2%	N/A	4.8	40.2	52.0	2.0	N/A	N/A	N/A
01/01/20 to 12/31/20	0.8	0.2	N/A	4.8	39.9	52.9	1.4	N/A	N/A	N/A

(a)	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.
See “About Fund Performance” for descriptions of the indexes.

12	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

LifePath Dynamic Fund Summary as of December 31, 2020 (continued)	BlackRock LifePath® Dynamic 2055 Fund

Performance Summary for the Period Ended December 31, 2020

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	24.14%	15.47%	N/A	12.14%	N/A	9.49%	N/A
Investor A	24.04	15.17	9.12%	11.85	10.65%	9.20	8.61%
Investor C	23.55	14.32	13.32	10.98	10.98	8.54	8.54
Class K	24.30	15.69	N/A	12.37	N/A	9.82	N/A
Class R	23.91	14.96	N/A	11.62	N/A	8.95	N/A
LifePath® Dynamic 2055 Fund Custom Benchmark	24.23	15.19	N/A	12.00	N/A	9.65	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	1.29	7.51	N/A	4.44	N/A	3.84	N/A
Bloomberg Barclays U.S. TIPS Index (Series-L)	4.70	10.99	N/A	5.08	N/A	3.81	N/A
FTSE EPRA Nareit Developed Index	15.63	(9.04)	N/A	3.74	N/A	5.44	N/A
MSCI ACWI ex USA IMI Index	25.19	11.12	N/A	8.98	N/A	5.06	N/A
Russell 1000® Index	24.46	20.96	N/A	15.60	N/A	14.01	N/A
Russell 2000® Index	37.85	19.96	N/A	13.26	N/A	11.20	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

Effective November 7, 2016, the LifePath Dynamic Fund changed its investment strategy to (i) incorporate a Global Tactical Asset Allocation into its glidepath, (ii) increase the flexibility of its equity allocations and (iii) diversify its fixed-income strategies. Performance for the periods shown between December 14, 2015 and November 7, 2016 is based on the prior investment strategy. Effective December 14, 2015, the LifePath Dynamic Fund changed its investment strategy to (i) incorporate a dynamic glidepath and (ii) invest directly in securities and derivatives, as well as in underlying funds. Performance for the periods shown prior to December 14, 2015 is based on the prior investment strategy. Effective November 28, 2014, the Fund changed its glide path and target asset allocation to target higher levels of equity exposure for the LifePath Dynamic Fund throughout the glide path. Performance for the periods shown prior to November 28, 2014 is based on the prior glide path and target asset allocation.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets

Equity Funds	94%
Money Market Funds	5
Fixed-Income Funds	1
Other Assets Less Liabilities	—	(a)

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Diversified Equity Master Portfolio	54%
International Tilts Master Portfolio	16
BlackRock Advantage Emerging Markets Fund, Class K	12
iShares MSCI EAFE Small-Cap ETF	7
BlackRock Cash Funds: Treasury, SL Agency Shares	5
iShares Developed Real Estate Index Fund, Class K	5
iShares Core U.S. Aggregate Bond ETF	1
CoreAlpha Bond Master Portfolio	—	(a)
Master Total Return Portfolio	—	(a)
iShares iBoxx $ Investment Grade Corporate Bond ETF	—	(a)

(a)	Rounds to less than 1% of net assets.

F U N D S U M M A R Y	13

LifePath Dynamic Fund Summary as of December 31, 2020	BlackRock LifePath® Dynamic 2065 Fund

Investment Objective

BlackRock LifePath® Dynamic 2065 Fund’s (“LifePath Dynamic 2065 Fund” or the “LifePath Dynamic Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2065 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

On March 9, 2020, LifePath Dynamic 2065 Fund ceased to invest in LifePath Dynamic 2065 Master Portfolio as part of a “master-feeder” structure and began to operate as a stand-alone fund.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

The LifePath Dynamic Fund commenced operations on October 30, 2019.

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(b)

The LifePath Dynamic Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2065 Fund Custom Benchmark”) comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Dynamic Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period(a)	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index
10/30/19 to 12/31/19	1.0%	0.0%	4.8%	40.2%	52.0%	2.0%
01/01/20 to 12/31/20	1.0	0.0	4.8	39.9	52.9	1.4

(a)	The LifePath Dynamic Fund commenced operations on October 30, 2019.

See “About Fund Performance” for descriptions of the indexes.

14	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

LifePath Dynamic Fund Summary as of December 31, 2020 (continued)	BlackRock LifePath® Dynamic 2065 Fund

Performance Summary for the Period Ended December 31, 2020

		Average Annual Total Returns(a)
		1 Year		Since Inception(b)
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	24.00%	13.99%	N/A	16.90%	N/A
Investor A	23.84	13.70	7.74%	16.61	11.37%
Investor C	23.25	12.83	11.83	15.71	15.71
Class K	24.15	14.15	N/A	17.17	N/A
Class R	23.59	13.47	N/A	16.37	N/A
LifePath® Dynamic 2065 Fund Custom Benchmark	24.22	15.18	N/A	18.36	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	1.29	7.51	N/A	6.76	N/A
Bloomberg Barclays U.S. TIPS Index (Series-L)	4.70	10.99	N/A	10.33	N/A
FTSE EPRA Nareit Developed Index	15.63	(9.04)	N/A	(8.19)	N/A
MSCI ACWI ex USA IMI Index	25.19	11.12	N/A	14.62	N/A
Russell 1000® Index	24.46	20.96	N/A	24.11	N/A
Russell 2000® Index	37.85	19.96	N/A	23.22	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)	The LifePath Dynamic 2065 commenced operations on October 30, 2019.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO COMPOSITION
Asset Type	Percent of Net Assets
Equity Funds	97%
Money Market Funds	11
Fixed-Income Funds	1
Liabilities in Excess of Other Assets	(9)

TEN LARGEST HOLDINGS
Security	Percent of Net Assets
Diversified Equity Master Portfolio	54%
International Tilts Master Portfolio	16
BlackRock Advantage Emerging Markets Fund, Class K	12
BlackRock Cash Funds: Institutional, SL Agency Shares	8
iShares MSCI EAFE Small-Cap ETF	7
iShares Developed Real Estate Index Fund, Class K	5
iShares MSCI Canada ETF	3
BlackRock Cash Funds: Treasury, SL Agency Shares	2
iShares Russell 2000 ETF	1
iShares Core U.S. Aggregate Bond ETF	1

F U N D S U M M A R Y	15

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the LifePath Dynamic Funds’ investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on LifePath Dynamic Fund distributions or the redemption of LifePath Dynamic Fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Fund Advisors (“BFA” or the “Manager”) and BlackRock Advisors, LLC (“BAL” or the “Administrator”), LifePath Dynamic Funds’ Manager and Administrator respectively, have contractually agreed to waive and/or reimburse a portion of each LifePath Dynamic Fund’s expenses. Without such waivers and/or reimbursements, each LifePath Dynamic Fund’s performance would have been lower. With respect to each LifePath Dynamic Fund’s contractual waivers, the Manager and Administrator are under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The LifePath Dynamic Funds’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Dynamic Fund’s asset classes according to their weightings as of the most recent quarter-end. The weightings of the various indexes that are included in the LifePath Dynamic Funds’ custom benchmarks are adjusted quarterly to reflect the LifePath Dynamic Funds’ changing asset allocations over time. As of December 31, 2020, the following indexes are used to calculate the LifePath Dynamic Funds’ custom benchmarks: Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), FTSE EPRA Nareit Developed Index, MSCI ACWI ex USA IMI Index, Russell 1000® Index and Russell 2000® Index.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) is an unmanaged index that measures the performance of the inflation-protected public obligations of the U.S. Treasury. The FTSE EPRA Nareit Developed Index is a global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe, and Asia. The MSCI ACWI ex USA IMI Index is a free float-adjusted market capitalization weighted index that measures the equity market performance of the developed (excluding the U.S.) and emerging investable market universe. The Russell 1000® Index is an index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The Russell 1000® Index represents approximately 92% of the total market capitalization of the Russell 3000® Index. The Russell 2000® Index is an unmanaged index that is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Disclosure of Expenses

Shareholders of each LifePath Dynamic Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense

16	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Expenses (continued)

examples shown (which are based on a hypothetical investment of $1,000 invested on July 1, 2020 and held through December 31, 2020) are intended to assist shareholders both in calculating expenses based on an investment in each LifePath Dynamic Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their LifePath Dynamic Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a LifePath Dynamic Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these LifePath Dynamic Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During the Period (b)	Annualized Expense Ratio
LifePath Dynamic 2025 Fund
Institutional	$ 1,000.00	$ 1,149.70	$ 2.97	$ 1,000.00	$ 1,022.37	$ 2.80	0.55%
Investor A	1,000.00	1,149.10	4.32	1,000.00	1,021.11	4.06	0.80
Investor C	1,000.00	1,144.20	8.35	1,000.00	1,017.34	7.86	1.55
Class K	1,000.00	1,152.00	1.62	1,000.00	1,023.63	1.53	0.30
Class R	1,000.00	1,148.00	5.40	1,000.00	1,020.11	5.08	1.00
LifePath Dynamic 2035 Fund
Institutional	1,000.00	1,197.80	2.98	1,000.00	1,022.42	2.75	0.54
Investor A	1,000.00	1,196.20	4.36	1,000.00	1,021.17	4.01	0.79
Investor C	1,000.00	1,191.40	8.48	1,000.00	1,017.39	7.81	1.54
Class K	1,000.00	1,199.30	1.60	1,000.00	1,023.68	1.48	0.29
Class R	1,000.00	1,195.60	5.46	1,000.00	1,020.16	5.03	0.99
LifePath Dynamic 2045 Fund
Institutional	1,000.00	1,234.60	3.03	1,000.00	1,022.42	2.75	0.54
Investor A	1,000.00	1,232.70	4.43	1,000.00	1,021.17	4.01	0.79
Investor C	1,000.00	1,228.60	8.63	1,000.00	1,017.39	7.81	1.54
Class K	1,000.00	1,235.50	1.63	1,000.00	1,023.68	1.48	0.29
Class R	1,000.00	1,231.30	5.55	1,000.00	1,020.16	5.03	0.99
LifePath Dynamic 2055 Fund
Institutional	1,000.00	1,241.40	3.16	1,000.00	1,022.32	2.85	0.56
Investor A	1,000.00	1,240.40	4.56	1,000.00	1,021.06	4.12	0.81
Investor C	1,000.00	1,235.50	8.77	1,000.00	1,017.29	7.91	1.56
Class K	1,000.00	1,243.00	1.75	1,000.00	1,023.58	1.58	0.31
Class R	1,000.00	1,239.10	5.68	1,000.00	1,020.06	5.13	1.01
LifePath Dynamic 2065 Fund
Institutional	1,000.00	1,240.00	3.04	1,000.00	1,022.42	2.75	0.54
Investor A	1,000.00	1,238.40	4.44	1,000.00	1,021.17	4.01	0.79
Investor C	1,000.00	1,232.50	8.64	1,000.00	1,017.39	7.81	1.54
Class K	1,000.00	1,241.50	1.63	1,000.00	1,023.68	1.48	0.29
Class R	1,000.00	1,235.90	5.56	1,000.00	1,020.16	5.03	0.99

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the LifePath Dynamic Funds, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six-month period shown).

D I S C L O S U R E O F E X P E N S E S	17

Derivative Financial Instruments

The LifePath Dynamic Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The LifePath Dynamic Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a LifePath Dynamic Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The LifePath Dynamic Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

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Schedule of Investments December 31, 2020	BlackRock LifePath® Dynamic 2025 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 51.3%
BlackRock Advantage Emerging Markets Fund, Class K	447,583	$5,603,740
BlackRock Tactical Opportunities Fund, Class K	370,550	5,176,584
Diversified Equity Master Portfolio	$27,839,641	27,839,641
International Tilts Master Portfolio	$7,644,872	7,644,872
iShares Developed Real Estate Index Fund, Class K	237,556	2,339,931
iShares MSCI EAFE Small-Cap ETF(b)	47,862	3,271,368

		51,876,136

Fixed-Income Funds — 44.9%
CoreAlpha Bond Master Portfolio	$14,328,473	14,328,474
iShares Core U.S. Aggregate Bond ETF	103,878	12,277,341
iShares iBoxx $ Investment Grade Corporate Bond ETF	7,841	1,083,077
iShares TIPS Bond ETF	58,213	7,430,889
Master Total Return Portfolio	$10,291,413	10,291,413

		45,411,194

Security	Shares	Value

Money Market Funds — 5.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.21%(c)(d)	3,371,786	$3,373,808
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.05%(c)	2,042,706	2,042,706

		5,416,514

Total Investments — 101.6% (Cost: $89,706,351)		102,703,844

Liabilities in Excess of Other Assets — (1.6)%		(1,599,443)

Net Assets — 100.0%		$101,104,401

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Dynamic Fund during the year ended December 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 12/31/19		Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/20	Shares/ Investment Value Held at 12/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Advantage Emerging Markets Fund, Class K	$3,542,655	(a)	$2,936,018	(b)	$(1,664,319)		$(87,573)	$876,959	$5,603,740	447,583	$84,717		$—
BlackRock Cash Funds: Institutional, SL Agency Shares	973,295	(a)	2,401,902	(c)	—		(1,389)	—	3,373,808	3,371,786	5,260	(d)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	7,339,296	(a)	—		(5,296,590	)(c)	—	—	2,042,706	2,042,706	25,508		—
BlackRock Tactical Opportunities Fund, Class K	2,173,336	(a)	3,604,051	(b)	(678,489	)(e)	(35,188)	112,874	5,176,584	370,550	133,471		—
CoreAlpha Bond Master Portfolio	20,975,583	(a)	—		(9,358,544	)(c)	953,733	1,757,702	14,328,474	$14,328,473	473,998		—
Diversified Equity Master Portfolio	21,308,306	(a)	3,131,196	(c)	—		(725,512)	4,125,651	27,839,641	$27,839,641	380,356		—
International Tilts Master Portfolio	5,807,694	(a)	1,184,568	(c)	—		(206,255)	858,865	7,644,872	$7,644,872	128,423		—
iShares Core MSCI EAFE ETF	—		1,720,930	(f)	(1,595,694)		(125,236)	—	—	—	15,680		—
iShares Core U.S. Aggregate Bond ETF	—		13,347,353		(1,060,603)		(6,977)	(2,432)	12,277,341	103,878	126,700		—
iShares Developed Real Estate Index Fund, Class K	1,730,092	(a)	1,062,418	(b)	(315,298)		(76,292)	(60,989)	2,339,931	237,556	45,400		—
iShares iBoxx $ Investment Grade Corporate Bond ETF	—		1,054,677	(b)	—		—	28,400	1,083,077	7,841	15,949		—
iShares MSCI EAFE Small-Cap ETF	1,381,246	(a)	1,643,164		(46,630	)(g)	(402)	293,990	3,271,368	47,862	39,844		—
iShares TIPS Bond ETF	5,179,555	(a)	3,568,910	(b)	(1,878,470	)(e)	16,286	544,608	7,430,889	58,213	76,235		—
Master Total Return Portfolio	3,944,897	(a)	6,730,437	(c)	—		253,912	(637,833)	10,291,413	$10,291,413	216,711		—

							$(40,893)	$7,897,795	$102,703,844		$1,768,252		$—

(a)	Represents value held by the respective LifePath Dynamic Master Portfolio as of December 31, 2019.
(b)	Represents amount purchased by the Fund and the respective LifePath Dynamic Master Portfolio.
(c)	Represents net amount purchased (sold) by the Fund and the respective LifePath Dynamic Master Portfolio.
(d)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(e)	Represents amount sold by the Fund and the respective LifePath Dynamic Master Portfolio.
(f)	Represents amount purchased by the respective LifePath Dynamic Master Portfolio.
(g)	Represents amount sold by the respective LifePath Dynamic Master Portfolio.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) December 31, 2020	BlackRock LifePath® Dynamic 2025 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
IBEX 35 Index	14	01/15/21	$1,380	$(13,609)
Euro Bund	13	03/08/21	2,821	11,740
Topix Index	10	03/11/21	1,748	32,374
10-Year Australian T-Bond	26	03/15/21	2,951	5,956
S&P/TSE 60 Index	8	03/18/21	1,293	(16,045)
Euro Stoxx 50 Index	8	03/19/21	347	4,761
FTSE/MIB Index	10	03/19/21	1,352	18,454
MSCI EAFE Index	10	03/19/21	1,065	21,617
Russell 2000 E-Mini Index	31	03/19/21	3,061	84,672
S&P 500 E-Mini Index	1	03/19/21	19	328
10-Year Canada Bond	25	03/22/21	2,928	3,822

				154,070

Short Contracts
FTSE 100 Index	3	03/19/21	263	3,694
S&P 500 E-Mini Index	4	03/19/21	750	(17,588)
10-Year U.S. Treasury Note	25	03/22/21	3,452	(3,798)
10-Year U.S. Ultra Long Treasury Note	17	03/22/21	2,658	9,103

				(8,589)

				$145,481

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	1,272,545	USD	947,247	Morgan Stanley & Co. International PLC	03/17/21	$34,407
CAD	1,000,000	USD	780,964	Bank of America N.A.	03/17/21	4,802
CAD	1,166,190	USD	910,753	Bank of America N.A.	03/17/21	5,599
CAD	297,518	USD	231,385	Morgan Stanley & Co. International PLC	03/17/21	2,395
EUR	3,572,770	USD	4,356,046	Bank of America N.A.	03/17/21	15,724
JPY	101,903,149	USD	982,232	Bank of America N.A.	03/17/21	5,491

						$68,418

20	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock LifePath® Dynamic 2025 Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$165,900	$—	$30,621	$—	$196,521
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	68,418	—	—	68,418

	$—	$—	$165,900	$68,418	$30,621	$—	$264,939

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$47,242	$—	$3,798	$—	$51,040

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended December 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts		Foreign Currency Exchange Contracts		Interest Rate Contracts		Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$1,177,247	(a)	$—		$(77,242	)(b)	$—	$1,100,005
Forward foreign currency exchange contracts	—	—	—		433,923		—		—	433,923

	$—	$—	$1,177,247		$433,923		$(77,242)		$—	$1,533,928

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(1,308	)(a)	$—		$3,455	(b)	$—	$2,147
Forward foreign currency exchange contracts	—	—	—		10,298	(c)	—		—	10,298

	$—	$—	$(1,308)		$10,298		$3,455		$—	$12,445

(a)	Includes $(71,133) and $(1,171,311) in realized gain/loss and unrealized appreciation (depreciation), respectively, allocated from LifePath Dynamic Master Portfolio through March 6,2020.

(b)	Includes $(265,114) and $(36,586) in realized gain/loss and unrealized appreciation (depreciation), respectively, allocated from LifePath Dynamic Master Portfolio through March 6,2020.

(c)	Includes $(17,570) in unrealized appreciation (depreciation) allocated from LifePath Dynamic Master Portfolio through March 6, 2020.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$13,463,283
Average notional value of contracts — short	$2,365,806
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$571,658
Average amounts sold — in USD	$6,711,434

For more information about the LifePath Dynamic Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) December 31, 2020	BlackRock LifePath® Dynamic 2025 Fund

Derivative Financial Instruments — Offsetting as of Period End

The LifePath Dynamic Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$11,950	$27,585
Forward foreign currency exchange contracts	68,418	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	80,368	27,585

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(11,950)	(27,585)

Total derivative assets and liabilities subject to an MNA	$68,418	$—

The following table presents the LifePath Dynamic Fund’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the LifePath Dynamic Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(a)
Bank of America N.A.	$31,616	$—	$—	$—	$31,616
Morgan Stanley & Co. International PLC	36,802	—	—	—	36,802

	$68,418	$—	$—	$—	$68,418

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Dynamic Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Dynamic Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the LifePath Dynamic Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Investment Companies
Equity Funds	$16,391,623	$—	$—	$16,391,623
Fixed-Income Funds	20,791,307	—	—	20,791,307
Money Market Funds	5,416,514	—	—	5,416,514

	$42,599,444	$—	$—	42,599,444

Investments Valued at NAV(a)				60,104,400

				$102,703,844

Derivative Financial Instruments(b)
Assets
Equity Contracts	$165,900	$—	$—	$165,900
Foreign Currency Exchange Contracts	—	68,418	—	68,418
Interest Rate Contracts	30,621	—	—	30,621
Liabilities
Equity Contracts	(47,242)	—	—	(47,242)
Interest Rate Contracts	(3,798)	—	—	(3,798)

	$145,481	$68,418	$—	$213,899

(a)	Certain investments of the Fund were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

22	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2020	BlackRock LifePath® Dynamic 2035 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 74.3%
BlackRock Advantage Emerging Markets Fund, Class K	784,218	$9,818,402
BlackRock Tactical Opportunities Fund, Class K	415,431	5,803,574
Diversified Equity Master Portfolio	$46,138,533	46,138,534
International Tilts Master Portfolio	$13,566,273	13,566,273
iShares Developed Real Estate Index Fund, Class K	406,782	4,006,799
iShares MSCI EAFE Small-Cap ETF	73,896	5,050,792

		84,384,374

Fixed-Income Funds — 23.0%
CoreAlpha Bond Master Portfolio	$7,527,166	7,527,166
iShares Core U.S. Aggregate Bond ETF	55,471	6,556,117
iShares iBoxx $ Investment Grade Corporate
Bond ETF	5,606	774,357
iShares TIPS Bond ETF	44,518	5,682,723
Master Total Return Portfolio	$5,543,138	5,543,138

		26,083,501

Security	Shares	Value

Money Market Funds — 1.4%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.05%(b)	1,618,846	$1,618,846

Total Investments — 98.7% (Cost: $94,147,981)		112,086,721

Other Assets Less Liabilities — 1.3%		1,490,755

Net Assets — 100.0%		$113,577,476

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Dynamic Fund during the year ended December 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 12/31/19		Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/20	Shares/ Investment Value Held at 12/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Advantage Emerging Markets Fund, Class K	$5,410,406	(a)	$5,038,974	(b)	$(1,948,333)		$(90,564)	$1,407,919	$9,818,402	784,218	$151,338		$—
BlackRock Cash Funds: Institutional, SL Agency Shares(c)	2,151,497	(a)	—		(2,150,637	)(d)	(860)	—	—	—	3,403	(e)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	6,296,905	(a)	—		(4,678,059	)(d)	—	—	1,618,846	1,618,846	19,941		—
BlackRock Tactical Opportunities Fund, Class K	2,114,741	(a)	4,472,009	(b)	(837,674)		(43,511)	98,009	5,803,574	415,431	149,047		—
CoreAlpha Bond Master Portfolio	9,219,168	(a)	—		(3,206,430	)(d)	398,131	1,116,297	7,527,166	$7,527,166	218,121		—
Diversified Equity Master Portfolio	29,282,918	(a)	11,162,604	(d)	—		(1,224,582)	6,917,594	46,138,534	$46,138,533	544,603		—
International Tilts Master Portfolio	9,205,092	(a)	3,119,694	(d)	—		(410,237)	1,651,724	13,566,273	$13,566,273	197,836		—
iShares Core MSCI EAFE ETF	—		2,546,601	(f)	(2,361,279)		(185,322)	—	—	—	21,691		—
iShares Core U.S. Aggregate Bond ETF	—		7,085,375		(536,254)		3,162	3,834	6,556,117	55,471	60,616		—
iShares Developed Real Estate Index Fund, Class K	2,483,142	(a)	2,117,012	(b)	(410,957)		(99,295)	(83,103)	4,006,799	406,782	67,864		—
iShares iBoxx $ Investment Grade Corporate Bond ETF	—		758,541		—		—	15,816	774,357	5,606	9,735		—
iShares MSCI EAFE Small-Cap ETF	2,083,328	(a)	2,267,455	(b)	—		—	700,009	5,050,792	73,896	64,257		—
iShares TIPS Bond ETF	3,327,141	(a)	3,066,468	(b)	(1,094,600	)(g)	18,053	365,661	5,682,723	44,518	50,832		—
Master Total Return Portfolio	1,698,948	(a)	4,048,181	(d)	—		115,949	(319,940)	5,543,138	$5,543,138	104,497		—

							$(1,519,076)	$11,873,820	$112,086,721		$1,663,781		$—

(a)	Represents value held by the respective LifePath Dynamic Master Portfolio as of December 31, 2019.
(b)	Represents amount purchased by the Fund and the respective LifePath Dynamic Master Portfolio.
(c)	As of period end, the entity is no longer held.
(d)	Represents net amount purchased (sold) by the Fund and the respective LifePath Dynamic Master Portfolio.
(e)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(f)	Represents amount purchased by the respective LifePath Dynamic Master Portfolio.
(g)	Represents amount sold by the Fund and the respective LifePath Dynamic Master Portfolio.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) December 31, 2020	BlackRock LifePath® Dynamic 2035 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
IBEX 35 Index	16	01/15/21	$ 1,578	$(15,168)
Euro Bund	15	03/08/21	3,255	13,547
Topix Index	11	03/11/21	1,922	35,610
10-Year Australian T-Bond	31	03/15/21	3,519	7,097
S&P/TSE 60 Index	13	03/18/21	2,102	(26,074)
Euro Stoxx 50 Index	8	03/19/21	347	4,770
FTSE/MIB Index	11	03/19/21	1,487	20,138
MSCI EAFE Index	22	03/19/21	2,344	47,558
Russell 2000 E-Mini Index	26	03/19/21	2,567	71,292
S&P 500 E-Mini Index	1	03/19/21	19	328
10-Year Canada Bond	30	03/22/21	3,514	6,211

				165,309

Short Contracts
FTSE 100 Index	3	03/19/21	263	3,693
S&P 500 E-Mini Index	4	03/19/21	750	(17,588)
10-Year U.S. Treasury Note	49	03/22/21	6,766	(7,662)
10-Year U.S. Ultra Long Treasury Note	18	03/22/21	2,814	9,293

				(12,264)

				$153,045

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	1,492,516	USD	1,110,987	Morgan Stanley & Co. International PLC	03/17/21	$40,355
CAD	1,137,643	USD	888,459	Bank of America N.A.	03/17/21	5,462
CAD	1,500,000	USD	1,171,447	Bank of America N.A.	03/17/21	7,202
CAD	1,060,099	USD	824,456	Morgan Stanley & Co. International PLC	03/17/21	8,533
EUR	3,980,460	USD	4,853,116	Bank of America N.A.	03/17/21	17,519
JPY	113,531,355	USD	1,094,315	Bank of America N.A.	03/17/21	6,117

						$85,188

24	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock LifePath® Dynamic 2035 Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$183,389	$—	$36,148	$—	$219,537
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	85,188	—	—	85,188

	$—	$—	$183,389	$85,188	$36,148	$—	$304,725

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$58,830	$—	$7,662	$—	$66,492

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended December 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts		Foreign Currency Exchange Contracts		Interest Rate Contracts		Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$972,378	(a)	$—		$(170,823	)(b)	$—	$801,555
Forward foreign currency exchange contracts	—	—	—		438,011		—		—	438,011

	$—	$—	$972,378		$438,011		$(170,823)		$—	$1,239,566

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(3,594	)(a)	$—		$(6,040	)(b)	$—	$(9,634)
Forward foreign currency exchange contracts	—	—	—		17,787	(c)	—		—	17,787

	$—	$—	$(3,594)		$17,787		$(6,040)		$—	$8,153

(a)	Includes $(116,665) and $(1,192,622) in realized gain/loss and unrealized appreciation (depreciation), respectively, allocated from LifePath Dynamic Master Portfolio through March 6, 2020.
(b)	Includes $(278,174) and $(100,009) in realized gain/loss and unrealized appreciation (depreciation), respectively, allocated from LifePath Dynamic Master Portfolio through March 6, 2020.
(c)	Includes $(34,486) in unrealized appreciation (depreciation) allocated from LifePath Dynamic Master Portfolio through March 6, 2020.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$13,712,084
Average notional value of contracts — short	$3,233,364
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$575,508
Average amounts sold — in USD	$7,238,401

For more information about the LifePath Dynamic Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) December 31, 2020	BlackRock LifePath® Dynamic 2035 Fund

Derivative Financial Instruments — Offsetting as of Period End

The LifePath Dynamic Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$13,588	$46,030
Forward foreign currency exchange contracts	85,188	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	98,776	46,030

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(13,588)	(46,030)

Total derivative assets and liabilities subject to an MNA	$85,188	$—

The following table presents the LifePath Dynamic Fund’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the LifePath Dynamic Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(a)
Bank of America N.A.	$36,300	$—	$—	$—	$36,300
Morgan Stanley & Co. International PLC	48,888	—	—	—	48,888

	$85,188	$—	$—	$—	$85,188

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Dynamic Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Dynamic Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the LifePath Dynamic Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Investment Companies
Equity Funds	$24,679,567	$—	$—	$24,679,567
Fixed-Income Funds	13,013,197	—	—	13,013,197
Money Market Funds	1,618,846	—	—	1,618,846

	$39,311,610	$—	$—	39,311,610

Investments Valued at NAV(a)				72,775,111

				$112,086,721

Derivative Financial Instruments(b)
Assets
Equity Contracts	$183,389	$—	$—	$183,389
Foreign Currency Exchange Contracts	—	85,188	—	85,188
Interest Rate Contracts	36,148	—	—	36,148
Liabilities
Equity Contracts	(58,830)	—	—	(58,830)
Interest Rate Contracts	(7,662)	—	—	(7,662)

	$153,045	$85,188	$—	$238,233

(a)	Certain investments of the Fund were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

26	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2020	BlackRock LifePath® Dynamic 2045 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 92.5%
BlackRock Advantage Emerging Markets Fund, Class K	762,518	$9,546,725
BlackRock Tactical Opportunities Fund, Class K	312,776	4,369,482
Diversified Equity Master Portfolio	$43,785,735	43,785,735
International Tilts Master Portfolio	$13,166,933	13,166,933
iShares Developed Real Estate Index Fund, Class K	397,422	3,914,605
iShares MSCI EAFE Small-Cap ETF	66,876	4,570,974

		79,354,454

Fixed-Income Funds — 5.5%
CoreAlpha Bond Master Portfolio	$1,216,067	1,216,067
iShares Core U.S. Aggregate Bond ETF	8,641	1,021,280
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,815	250,706
iShares TIPS Bond ETF	10,978	1,401,342
Master Total Return Portfolio	$839,121	839,121

		4,728,516

Security	Shares	Value

Money Market Funds — 1.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.05%(b)	1,012,127	$1,012,127

Total Investments — 99.2% (Cost: $69,802,162)		85,095,097

Other Assets Less Liabilities — 0.8%		657,355

Net Assets — 100.0%		$85,752,452

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Dynamic Fund during the year ended December 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 12/31/19		Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/20	Shares/ Investment Value Held at 12/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Advantage Emerging Markets Fund, Class K	$4,943,591	(a)	$5,295,024	(b)	$(1,884,128)		$(154,126)	$1,346,364	$9,546,725	762,518	$146,249		$—
BlackRock Cash Funds: Institutional, SL Agency Shares(c)	138,370	(a)	—		(138,250	)(d)	(120)	—	—	—	1,054	(e)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	5,240,686	(a)	—		(4,228,559	)(d)	—	—	1,012,127	1,012,127	21,484		—
BlackRock Tactical Opportunities Fund, Class K	507,176	(a)	4,294,413	(b)	(443,800)		(9,873)	21,566	4,369,482	312,776	111,915		—
CoreAlpha Bond Master Portfolio	1,237,147	(a)	—		(237,216	)(d)	61,222	154,914	1,216,067	$1,216,067	30,118		—
Diversified Equity Master Portfolio	25,529,263	(a)	13,220,192	(d)	—		(1,447,060)	6,483,340	43,785,735	$43,785,735	476,058		—
International Tilts Master Portfolio	8,495,927	(a)	3,266,175	(d)	—		(348,105)	1,752,936	13,166,933	$13,166,933	179,701		—
iShares Core MSCI EAFE ETF	—		2,435,403	(f)	(2,244,406)		(190,997)	—	—	—	18,651		—
iShares Core U.S. Aggregate Bond ETF	—		1,170,132		(149,284)		(478)	910	1,021,280	8,641	8,836		—
iShares Developed Real Estate Index Fund, Class K	2,195,928	(a)	2,186,106	(b)	(300,002)		(98,077)	(69,350)	3,914,605	397,422	59,815		—
iShares iBoxx $ Investment Grade Corporate Bond ETF	—		1,084,032		(855,184)		15,746	6,112	250,706	1,815	3,208		—
iShares MSCI EAFE Small-Cap ETF	1,862,421	(a)	2,858,386	(b)	(636,559)		(38,087)	524,813	4,570,974	66,876	56,761		—
iShares TIPS Bond ETF	719,237	(a)	807,171	(b)	(207,790)		232	82,492	1,401,342	10,978	11,615		—
Master Total Return Portfolio	253,365	(a)	661,641	(d)	—		14,226	(90,111)	839,121	$839,121	14,899		—

							$(2,195,497)	$10,213,986	$85,095,097		$1,140,364		$—

(a)	Represents value held by the respective LifePath Dynamic Master Portfolio as of December 31, 2019.
(b)	Represents amount purchased by the Fund and the respective LifePath Dynamic Master Portfolio.
(c)	As of period end, the entity is no longer held.
(d)	Represents net amount purchased (sold) by the Fund and the respective LifePath Dynamic Master Portfolio.
(e)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(f)	Represents amount purchased by the respective LifePath Dynamic Master Portfolio.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) December 31, 2020	BlackRock LifePath® Dynamic 2045 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
IBEX 35 Index	11	01/15/21	$ 1,085	$(10,692)
Topix Index	3	03/11/21	524	9,712
S&P/TSE 60 Index	12	03/18/21	1,940	(23,589)
Euro Stoxx 50 Index	5	03/19/21	217	2,835
FTSE/MIB Index	8	03/19/21	1,081	14,664
MSCI EAFE Index	26	03/19/21	2,770	56,205
Russell 2000 E-Mini Index	14	03/19/21	1,382	38,153

				87,288

Short Contracts
FTSE 100 Index	3	03/19/21	263	3,694
S&P 500 E-Mini Index	3	03/19/21	562	(13,191)
S&P 500 E-Mini Index	2	03/19/21	37	(761)

				(10,258)

				$77,030

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	1,124,473	USD	837,026	Morgan Stanley & Co. International PLC	03/17/21	$30,404
CAD	786,512	USD	614,238	Bank of America N.A.	03/17/21	3,776
CAD	1,500,000	USD	1,171,447	Bank of America N.A.	03/17/21	7,202
CAD	1,070,995	USD	832,930	Morgan Stanley & Co. International PLC	03/17/21	8,621
EUR	2,998,909	USD	3,656,375	Bank of America N.A.	03/17/21	13,199
JPY	85,535,403	USD	823,819	Morgan Stanley & Co. International PLC	03/17/21	5,255

						$68,457

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$125,263	$—	$—	$—	$125,263
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	68,457	—	—	68,457

	$—	$—	$125,263	$68,457	$—	$—	$193,720

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$48,233	$—	$—	$—	$48,233

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

28	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock LifePath® Dynamic 2045 Fund

For the year ended December 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts		Foreign Currency Exchange Contracts		Interest Rate Contracts		Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$629,447	(a)	$—		$43,168	(b)	$—	$672,615
Forward foreign currency exchange contracts	—	—	—		304,336		—		—	304,336

	$—	$—	$629,447		$304,336		$43,168		$—	$976,951

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(23,880	)(a)	$—		$(31,663	)(b)	$—	$(55,543)
Forward foreign currency exchange contracts	—	—	—		15,296	(c)	—		—	15,296

	$—	$—	$(23,880)		$15,296		$(31,663)		$—	$(40,247)

(a)	Includes $(153,565) and $(645,351) in realized gain/loss and unrealized appreciation (depreciation), respectively, allocated from LifePath Dynamic Master Portfolio through March 6, 2020.
(b)	Includes $(122,289) and $(92,535) in realized gain/loss and unrealized appreciation (depreciation), respectively, allocated from LifePath Dynamic Master Portfolio through March 6, 2020.
(c)	Includes $(34,904) in unrealized appreciation (depreciation) allocated from LifePath Dynamic Master Portfolio through March 6, 2020.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$8,368,590
Average notional value of contracts — short	$938,713
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$418,922
Average amounts sold — in USD	$5,411,929

For more information about the LifePath Dynamic Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The LifePath Dynamic Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$3,549	$45,477
Forward foreign currency exchange contracts	68,457	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	72,006	45,477

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(3,549)	(45,477)

Total derivative assets and liabilities subject to an MNA	$68,457	$—

The following table presents the LifePath Dynamic Fund’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the LifePath Dynamic Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(a)
Bank of America N.A.	$24,177	$—	$—	$—	$24,177
Morgan Stanley & Co. International PLC	44,280	—	—	—	44,280

	$68,457	$—	$—	$—	$68,457

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) December 31, 2020	BlackRock LifePath® Dynamic 2045 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Dynamic Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Dynamic Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the LifePath Dynamic Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Investment Companies
Equity Funds	$22,401,786	$—	$—	$22,401,786
Fixed-Income Funds	2,673,328	—	—	2,673,328
Money Market Funds	1,012,127	—	—	1,012,127

	$26,087,241	$—	$—	26,087,241

Investments Valued at NAV(a)				59,007,856

				$85,095,097

Derivative Financial Instruments(b)
Assets
Equity Contracts	$125,263	$—	$—	$125,263
Foreign Currency Exchange Contracts	—	68,457	—	68,457
Liabilities
Equity Contracts	(48,233)	—	—	(48,233)

	$77,030	$68,457	$—	$145,487

(a)	Certain investments of the Fund were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

30	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2020	BlackRock LifePath® Dynamic 2055 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 93.5%
BlackRock Advantage Emerging Markets Fund, Class K	517,948	$6,484,713
Diversified Equity Master Portfolio	$29,604,285	29,604,285
International Tilts Master Portfolio	$8,751,561	8,751,561
iShares Developed Real Estate Index Fund, Class K	265,386	2,614,055
iShares MSCI EAFE Small-Cap ETF	54,983	3,758,088

		51,212,702

Fixed-Income Funds — 1.1%
CoreAlpha Bond Master Portfolio	$118,480	118,480
iShares Core U.S. Aggregate Bond ETF	2,304	272,309
iShares iBoxx $ Investment Grade Corporate Bond ETF	546	75,419
iShares TIPS Bond ETF	558	71,229
Master Total Return Portfolio	$79,521	79,521

		616,958

Security	Shares	Value

Money Market Funds — 5.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.05%(b)	2,766,111	$2,766,111

Total Investments — 99.7% (Cost: $44,542,518)		54,595,771

Other Assets Less Liabilities — 0.3%		149,051

Net Assets — 100.0%		$54,744,822

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Dynamic Fund during the year ended December 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 12/31/19		Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/20	Shares/ Investment Value Held at 12/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Advantage Emerging Markets Fund, Class K	$2,840,312	(a)	$3,583,162	(b)	$(819,328)		$(144,457)	$1,025,024	$6,484,713	517,948	$98,291		$—
BlackRock Cash Funds: Institutional, SL Agency Shares(c)	6,268	(a)	—		(5,977	)(d)	(291)	—	—	—	730	(e)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,710,144	(a)	55,967	(d)	—		—	—	2,766,111	2,766,111	30,455		—
BlackRock Tactical Opportunities Fund, Class K	—		1,818,112		(1,812,959)		(5,153)	—	—	—	—		—
CoreAlpha Bond Master Portfolio	241,841	(a)	—		(162,760	)(d)	10,487	28,912	118,480	$118,480	4,618		—
Diversified Equity Master Portfolio	14,405,876	(a)	11,711,086	(d)	—		(952,412)	4,439,735	29,604,285	$29,604,285	302,109		—
International Tilts Master Portfolio	4,957,218	(a)	2,534,297	(d)	—		(110,793)	1,370,839	8,751,561	$8,751,561	113,463		—
iShares Core MSCI EAFE ETF	—		1,754,171	(b)	(1,724,147)		(30,024)	—	—	—	12,321		—
iShares Core U.S. Aggregate Bond ETF	—		272,581		—		—	(272)	272,309	2,304	1,380		—
iShares Developed Real Estate Index Fund, Class K	1,253,383	(a)	1,575,452	(b)	(163,873)		(52,641)	1,734	2,614,055	265,386	38,500		—
iShares iBoxx $ Investment Grade Corporate Bond ETF	—		73,441		—		—	1,978	75,419	546	1,111		—
iShares MSCI EAFE Small-Cap ETF	1,053,093	(a)	2,491,397	(b)	(182,667)		(28,835)	425,100	3,758,088	54,983	41,865		—
iShares TIPS Bond ETF	38,584	(a)	27,931	(b)	(731)		26	5,419	71,229	558	726		—
Master Total Return Portfolio	133	(a)	83,031	(f)	—		1,845	(5,488)	79,521	$79,521	1,741		—

							$(1,312,248)	$7,292,981	$54,595,771		$647,310		$—

(a)	Represents value held by the respective LifePath Dynamic Master Portfolio as of December 31, 2019.
(b)	Represents amount purchased by the Fund and the respective LifePath Dynamic Master Portfolio.
(c)	As of period end, the entity is no longer held.
(d)	Represents net amount purchased (sold) by the Fund and the respective LifePath Dynamic Master Portfolio.
(e)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(f)	Represents net amount purchased (sold) by the respective LifePath Dynamic Master Portfolio.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) December 31, 2020	BlackRock LifePath® Dynamic 2055 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
IBEX 35 Index	5	01/15/21	$ 493	$(4,860)
S&P/TSE 60 Index	8	03/18/21	1,293	(16,046)
FTSE/MIB Index	4	03/19/21	541	7,543
MSCI EAFE Index	13	03/19/21	1,385	27,875
Russell 2000 E-Mini Index	8	03/19/21	790	22,051
S&P 500 E-Mini Index	1	03/19/21	19	328

				36,891

Short Contracts
Topix Index	2	03/11/21	350	(7,461)
FTSE 100 Index	4	03/19/21	351	4,970
S&P 500 E-Mini Index	2	03/19/21	375	(8,794)

				(11,285)

				$25,606

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	715,202	USD	532,376	Morgan Stanley & Co. International PLC	03/17/21	$19,338
CAD	547,433	USD	427,526	Bank of America N.A.	03/17/21	2,628
CAD	1,000,000	USD	780,965	Bank of America N.A.	03/17/21	4,802
EUR	1,907,406	USD	2,325,576	Bank of America N.A.	03/17/21	8,395
JPY	54,403,354	USD	524,387	Bank of America N.A.	03/17/21	2,931

						38,094

CAD	634,734	USD	499,209	Deutsche Bank AG	03/17/21	(456)

						$37,638

32	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock LifePath® Dynamic 2055 Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$62,767	$—	$—	$—	$62,767
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	38,094	—	—	38,094

	$—	$—	$62,767	$38,094	$—	$—	$100,861

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$37,161	$—	$—	$—	$37,161
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	456	—	—	456

	$—	$—	$37,161	$456	$—	$—	$37,617

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended December 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts		Foreign Currency Exchange Contracts		Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$374,286	(a)	$—		$70,291	$—	$444,577
Forward foreign currency exchange contracts	—	—	—		410,589		—	—	410,589

	$—	$—	$374,286		$410,589		$70,291	$—	$855,166

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(25,408	)(a)	$—		$—	$—	$(25,408)
Forward foreign currency exchange contracts	—	—	—		5,689	(b)	—	—	5,689

	$—	$—	$(25,408)		$5,689		$—	$—	$(19,719)

(a)	Includes $(60,194) and $(266,311) in realized gain/loss and unrealized appreciation (depreciation), respectively, allocated from LifePath Dynamic Master Portfolio through March 6,2020.
(b)	Includes $(13,137) in unrealized appreciation (depreciation) allocated from LifePath Dynamic Master Portfolio through March 6, 2020.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$4,627,061
Average notional value of contracts — short	$936,537
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$210,958
Average amounts sold — in USD	$3,327,234

For more information about the LifePath Dynamic Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) December 31, 2020	BlackRock LifePath® Dynamic 2055 Fund

Derivative Financial Instruments — Offsetting as of Period End

The LifePath Dynamic Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$4,855	$31,470
Forward foreign currency exchange contracts	38,094	456

Total derivative assets and liabilities in the Statements of Assets and Liabilities	42,949	31,926

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(4,855)	(31,470)

Total derivative assets and liabilities subject to an MNA	$38,094	$456

The following table presents the LifePath Dynamic Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the LifePath Dynamic Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(a)
Bank of America N.A.	$18,756	$—	$—	$—	$18,756
Morgan Stanley & Co. International PLC	19,338	—	—	—	19,338

	$38,094	$—	$—	$—	$38,094

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)
Deutsche Bank AG	$456	$—	$—	$—	$456

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.
(b)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Dynamic Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Dynamic Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the LifePath Dynamic Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Investment Companies
Equity Funds	$12,856,856	$—	$—	$12,856,856
Fixed-Income Funds	418,957	—	—	418,957
Money Market Funds	2,766,111	—	—	2,766,111

	$16,041,924	$—	$—	16,041,924

Investments Valued at NAV(a)				38,553,847

				$54,595,771

Derivative Financial Instruments(b)
Assets
Equity Contracts	$62,767	$—	$—	$62,767
Foreign Currency Exchange Contracts	—	38,094	—	38,094

34	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock LifePath® Dynamic 2055 Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Liabilities
Equity Contracts	$(37,161)	$—	$—	$(37,161)
Foreign Currency Exchange Contracts	—	(456)	—	(456)

	$25,606	$37,638	$—	$63,244

(a)	Certain investments of the Fund were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments December 31, 2020	BlackRock LifePath® Dynamic 2065 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 97.4%
BlackRock Advantage Emerging Markets Fund, Class K	46,196	$578,368
Diversified Equity Master Portfolio	$2,631,746	2,631,746
International Tilts Master Portfolio	$798,753	798,753
iShares Developed Real Estate Index Fund, Class K	23,663	233,080
iShares MSCI Canada ETF	4,073	125,611
iShares MSCI EAFE Small-Cap ETF(b)	4,824	329,721
iShares Russell 2000 ETF(b)	368	72,150

		4,769,429

Fixed-Income Funds — 1.3%
CoreAlpha Bond Master Portfolio	$12,681	12,681
iShares Core U.S. Aggregate Bond ETF	239	28,247
iShares iBoxx $ Investment Grade Corporate Bond ETF	85	11,741
Master Total Return Portfolio	$10,075	10,075

		62,744

Security	Shares	Value

Money Market Funds — 10.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.21%(c)(d)	413,518	$413,766
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.05%(c)	108,621	108,621

		522,387

Total Investments — 109.4% (Cost: $4,335,727)		5,354,560

Liabilities in Excess of Other Assets — (9.4)%		(458,865)

Net Assets — 100.0%		$4,895,695

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Dynamic Fund during the year ended December 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 12/31/19		Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/20	Shares/ Investment Value Held at 12/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Advantage Emerging Markets Fund, Class K	$432,899	(a)	$171,711	(b)	$(106,665)		$(11,606)	$92,029	$578,368	46,196	$8,818		$—
BlackRock Cash Funds: Institutional, SL Agency Shares	231,936	(a)	181,921	(c)	—		(91)	—	413,766	413,518	666	(d)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	153,506	(a)	—		(44,885	)(c)	—	—	108,621	108,621	597		—
BlackRock Tactical Opportunities Fund, Class K	—		193,595		(193,041)		(554)	—	—	—	—		—
CoreAlpha Bond Master Portfolio	35,338	(a)	—		(25,514	)(c)	497	2,360	12,681	$12,681	32,347		—
Diversified Equity Master Portfolio	2,195,914	(a)	99,230	(c)	—		(234,121)	570,723	2,631,746	$2,631,746	620		—
International Tilts Master Portfolio	782,737	(a)	—		(35,984	)(c)	(70,215)	122,215	798,753	$798,753	12,527		—
iShares Core MSCI EAFE ETF	—		279,155	(b)	(258,356	)(e)	(20,799)	—	—	—	2,192		—
iShares Core U.S. Aggregate Bond ETF	—		28,280		—		—	(33)	28,247	239	198		—
iShares Developed Real Estate Index Fund, Class K	198,885	(a)	61,808	(b)	(14,249)		(4,711)	(8,653)	233,080	23,663	4,041		—
iShares iBoxx $ Investment Grade Corporate Bond ETF	—		11,520		—		—	221	11,741	85	124		—
iShares MSCI Canada ETF	110,234	(a)	9,745		—		—	5,632	125,611	4,073	2,598		—
iShares MSCI EAFE Small-Cap ETF	167,346	(a)	219,714		(92,200)		(5,061)	39,922	329,721	4,824	4,116		—
iShares Russell 2000 ETF	84,823	(a)	2,435		(23,296)		(1,874)	10,062	72,150	368	837		—
iShares TIPS Bond ETF(f)	4,080	(a)	—		(4,230)		180	(30)	—	—	8		—
Master Total Return Portfolio	2,021	(a)	7,629	(c)	—		166	259	10,075	$10,075	197		—

							$(348,189)	$834,707	$5,354,560		$69,886		$—

(a)	Represents value held by the respective LifePath Dynamic Master Portfolio as of December 31, 2019.
(b)	Represents amount purchased by the Fund and the respective LifePath Dynamic Master Portfolio.
(c)	Represents net amount purchased (sold) by the Fund and the respective LifePath Dynamic Master Portfolio.
(d)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(e)	Represents amount sold by the Fund and the respective LifePath Dynamic Master Portfolio.
(f)	As of period end, the entity is no longer held.

36	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock LifePath® Dynamic 2065 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI EAFE Index	1	03/19/21	$107	$2,154
S&P 500 E-Mini Index	1	03/19/21	19	327

				$2,481

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	63,548	USD	47,303	Goldman Sachs International	03/17/21	$1,718
CAD	52,117	USD	40,702	Bank of America N.A.	03/17/21	250
EUR	169,480	USD	206,569	Goldman Sachs International	03/17/21	813
JPY	4,575,218	USD	44,098	Morgan Stanley & Co. International PLC	03/17/21	249

						$3,030

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$2,481	$—	$—	$—	$2,481
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	3,030	—	—	3,030

	$—	$—	$2,481	$3,030	$—	$—	$5,511

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended December 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts		Foreign Currency Exchange Contracts		Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$39,570	(a)	$—		$—	$—	$39,570
Forward foreign currency exchange contracts	—	—	—		19,733		—	—	19,733

	$—	$—	$39,570		$19,733		$—	$—	$59,303

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(2,942	)(a)	$—		$—	$—	$(2,942)
Forward foreign currency exchange contracts	—	—	—		624	(b)	—	—	624

	$—	$—	$(2,942)		$624		$—	$—	$(2,318)

(a)	Includes $(8,224) and $(2,925) in realized gain/loss and unrealized appreciation (depreciation), respectively, allocated from LifePath Dynamic Master Portfolio through March 6, 2020.
(b)	Includes $794 in unrealized appreciation (depreciation) allocated from LifePath Dynamic Master Portfolio through March 6, 2020.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) December 31, 2020	BlackRock LifePath® Dynamic 2065 Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$31,321
Average notional value of contracts — short	$0	(a)
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$39,652
Average amounts sold — in USD	$301,505

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the LifePath Dynamic Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The LifePath Dynamic Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$123	$860
Forward foreign currency exchange contracts	3,030	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	3,153	860

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(123)	(860)

Total derivative assets and liabilities subject to an MNA	$3,030	$—

The following table presents the LifePath Dynamic Fund’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the LifePath Dynamic Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(a)
Bank of America N.A	$250	$—	$—	$—	$250
Goldman Sachs International	2,531	—	—	—	2,531
Morgan Stanley & Co. International PLC	249	—	—	—	249

	$3,030	$—	$—	$—	$3,030

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Dynamic Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Dynamic Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the LifePath Dynamic Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Investment Companies
Equity Funds	$1,338,930	$—	$—	$1,338,930
Fixed-Income Funds	39,988	—	—	39,988
Money Market Funds	522,387	—	—	522,387

	$1,901,305	$—	$—	1,901,305

Investments Valued at NAV(a)				3,453,255

				$5,354,560

38	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock LifePath® Dynamic 2065 Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(b)
Assets
Equity Contracts	$2,481	$—	$—	$2,481
Foreign Currency Exchange Contracts	—	3,030	—	3,030

	$2,481	$3,030	$—	$5,511

(a)	Certain investments of the Fund were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	39

Statements of Assets and Liabilities

December 31, 2020

	BlackRock LifePath® Dynamic 2025 Fund	BlackRock LifePath® Dynamic 2035 Fund	BlackRock LifePath® Dynamic 2045 Fund	BlackRock LifePath® Dynamic 2055 Fund

ASSETS
Investments at value — affiliated(a)(b)	$102,703,844	$112,086,721	$85,095,097	$54,595,771
Cash pledged for futures contracts	1,126,000	1,363,000	773,000	425,000
Foreign currency at value(c)	1,277,066	1,492,540	835,793	767,849
Receivables:
Investments sold	1,000,232	474,489	105,128	—
Securities lending income — affiliated	674	17	20	5
Capital shares sold	89,553	67,722	36,299	71,673
Dividends — affiliated	1,175	1,752	1,578	1,367
Variation margin on futures contracts	11,950	13,588	3,549	4,855
Unrealized appreciation on forward foreign currency exchange contracts	68,418	85,188	68,457	38,094

Total assets	106,278,912	115,585,017	86,918,921	55,904,614

LIABILITIES
Collateral on securities loaned at value	3,374,273	—	—	—
Payables:
Investments purchased	916,589	1,123,629	525,436	389,366
Administration fees	19,949	22,518	13,460	9,274
Capital gains distributions	13,912	—	—	—
Capital shares redeemed	744,045	751,736	537,312	692,680
Income dividend distributions	30,298	19,664	12,455	6,239
Investment advisory fees	19,346	14,738	6,992	6,240
Trustees’ and Officer’s fees	4,034	4,028	3,998	3,979
Professional fees	15,561	15,515	15,465	15,368
Service and distribution fees	8,919	9,683	5,874	4,720
Variation margin on futures contracts	27,585	46,030	45,477	31,470
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	456

Total liabilities	5,174,511	2,007,541	1,166,469	1,159,792

NET ASSETS	$101,104,401	$113,577,476	$85,752,452	$54,744,822

NET ASSETS CONSIST OF
Paid-in capital	$87,277,481	$96,174,244	$71,898,891	$45,256,108
Accumulated earnings	13,826,920	17,403,232	13,853,561	9,488,714

NET ASSETS	$101,104,401	$113,577,476	$85,752,452	$54,744,822

(a) Investments at cost — affiliated	$89,706,351	$94,147,981	$69,802,162	$44,542,518
(b) Securities loaned at value	$3,271,368	$—	$—	$—
(c) Foreign currency at cost	$1,237,268	$1,450,863	$816,998	$748,959

40	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

December 31, 2020

	BlackRock LifePath® Dynamic 2025 Fund	BlackRock LifePath® Dynamic 2035 Fund	BlackRock LifePath® Dynamic 2045 Fund	BlackRock LifePath® Dynamic 2055 Fund

NET ASSET VALUE

Institutional
Net assets	$10,690,242	$11,677,484	$7,490,790	$6,307,522

Shares outstanding	726,007	733,290	439,115	351,566

Net asset value	$14.72	$15.92	$17.06	$17.94

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Investor A
Net assets	$24,518,468	$28,189,092	$17,996,445	$15,871,463

Shares outstanding	1,681,554	1,778,148	1,057,208	889,036

Net asset value	$14.58	$15.85	$17.02	$17.85

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Investor C
Net assets	$2,610,177	$3,123,071	$1,128,888	$1,070,756

Shares outstanding	180,110	199,280	67,293	60,885

Net asset value	$14.49	$15.67	$16.78	$17.59

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Class K
Net assets	$59,726,574	$67,967,909	$56,682,577	$30,189,055

Shares outstanding	4,099,466	4,208,746	3,285,195	1,659,255

Net asset value	$14.57	$16.15	$17.25	$18.19

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Class R
Net assets	$3,558,940	$2,619,920	$2,453,752	$1,306,026

Shares outstanding	244,464	165,329	144,559	73,310

Net asset value	$14.56	$15.85	$16.97	$17.82

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

F I N A N C I A L S T A T E M E N T S	41

Statements of Assets and Liabilities  (continued)

December 31, 2020

BlackRock LifePath® Dynamic 2065 Fund

ASSETS
Investments at value — affiliated(a)(b)	$5,354,560
Cash	52
Cash pledged for futures contracts	11,000
Receivables:
Securities lending income — affiliated	180
Capital shares sold	84
Dividends — affiliated	115
From the Administrator	1,991
Variation margin on futures contracts	123
Unrealized appreciation on forward foreign currency exchange contracts	3,030

Total assets	5,371,135

LIABILITIES
Collateral on securities loaned at value	413,870
Payables:
Investments purchased	21,907
Capital shares redeemed	10
Income dividend distributions	18,343
Investment advisory fees	481
Trustees’ and Officer’s fees	3,954
Professional fees	15,346
Service and distribution fees	669
Variation margin on futures contracts	860

Total liabilities	475,440

NET ASSETS	$4,895,695

NET ASSETS CONSIST OF
Paid-in capital	$4,174,089
Accumulated earnings	721,606

NET ASSETS	$4,895,695

(a) Investments at cost — affiliated	$4,335,727
(b) Securities loaned at value	$401,870

42	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

December 31, 2020

BlackRock LifePath® Dynamic 2065 Fund

NET ASSET VALUE

Institutional
Net assets	$485,928

Shares outstanding	41,383

Net asset value	$11.74

Shares authorized	Unlimited

Par value	No par value

Investor A
Net assets	$501,349

Shares outstanding	42,697

Net asset value	$11.74

Shares authorized	Unlimited

Par value	No par value

Investor C
Net assets	$469,733

Shares outstanding	40,000

Net asset value	$11.74

Shares authorized	Unlimited

Par value	No par value

Class K
Net assets	$2,968,738

Shares outstanding	252,825

Net asset value	$11.74

Shares authorized	Unlimited

Par value	No par value

Class R
Net assets	$469,947

Shares outstanding	40,021

Net asset value	$11.74

Shares authorized	Unlimited

Par value	No par value

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	43

Statements of Operations

Year Ended December 31, 2020

	BlackRock LifePath® Dynamic 2025 Fund	BlackRock LifePath® Dynamic 2035 Fund	BlackRock LifePath® Dynamic 2045 Fund	BlackRock LifePath® Dynamic 2055 Fund

INVESTMENT INCOME
Dividends — affiliated	$535,481	$573,958	$418,757	$196,737
Securities lending income — affiliated — net	4,870	3,122	731	604
Net investment income allocated from the applicable affiliated Underlying Master Portfolio
Dividends — affiliated	480,229	702,577	621,639	401,089
Interest — affiliated	602,498	299,994	58,417	17,583
Expenses	(162,364)	(200,597)	(165,048)	(106,399)
Fees waived	66,874	89,398	76,351	49,643
Net investment income allocated from the applicable affiliated LifePath Dynamic Master Portfolio
Dividends — affiliated	115,448	141,301	123,180	87,369
Interest — unaffiliated	1,240	1,571	1,260	605
Interest — affiliated	148,214	75,974	21,828	9,232
Securities lending income — affiliated — net	389	281	323	126
Expenses	(98,554)	(97,723)	(72,324)	(41,621)
Fees waived	68,098	68,783	52,017	31,357

Total investment income.	1,762,423	1,658,639	1,137,131	646,325

EXPENSES
Investment advisory	251,984	255,487	182,100	113,072
Administration — class specific	147,790	155,823	104,692	74,210
Service and distribution — class specific	101,427	109,031	68,343	52,326
Professional	14,011	13,974	13,971	13,891
Trustees and Officer	10,049	10,049	10,026	10,001
Miscellaneous	400	171	171	57

Total expenses	525,661	544,535	379,303	263,557
Less:
Fees waived and/or reimbursed by the Administrator/Manager	(191,222)	(217,415)	(172,291)	(113,189)

Total expenses after fees waived and/or reimbursed	334,439	327,120	207,012	150,368

Net investment income	1,427,984	1,331,519	930,119	495,957

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	2,565	5,812	6,926	3,900
Investments — affiliated	(326,072)	(409,949)	(475,981)	(261,472)
Foreign currency transactions	89,163	122,352	94,054	58,194
Forward foreign currency exchange contracts	433,923	438,011	304,336	410,589
Futures contracts	1,436,530	1,196,675	942,751	504,854
Net realized gain (loss) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions allocated from the applicable affiliated Underlying Master Portfolio	(95,904)	(1,335,726)	(1,835,692)	(1,104,568)
Net realized gain (loss) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions allocated from the applicable affiliated LifePath Dynamic Master Portfolio	26,751	(167,504)	(157,752)	24,603

	1,566,956	(150,329)	(1,121,358)	(363,900)

44	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended December 31, 2020

	BlackRock LifePath® Dynamic 2025 Fund	BlackRock LifePath® Dynamic 2035 Fund	BlackRock LifePath® Dynamic 2045 Fund	BlackRock LifePath® Dynamic 2055 Fund
Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	$2,480,117	$3,790,320	$3,164,349	$2,204,328
Foreign currency translations	25,161	27,748	8,841	18,967
Forward foreign currency exchange contracts	27,868	52,273	50,200	18,826
Futures contracts	1,210,044	1,282,997	682,343	240,903
Net change in unrealized appreciation (depreciation) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions allocated from the applicable affiliated Underlying Master Portfolio	8,043,811	13,169,370	12,146,739	8,024,391
Net change in unrealized appreciation (depreciation) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions allocated from the applicable affiliated LifePath Dynamic Master Portfolio	(3,821,745)	(6,405,520)	(5,866,982)	(3,287,406)

	7,965,256	11,917,188	10,185,490	7,220,009

Net realized and unrealized gain	9,532,212	11,766,859	9,064,132	6,856,109

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,960,196	$13,098,378	$9,994,251	$7,352,066

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	45

Statements of Operations  (continued)

Year Ended December 31, 2020

BlackRock LifePath® Dynamic 2065 Fund

INVESTMENT INCOME
Dividends — affiliated	$23,027
Securities lending income — affiliated — net	583
Net investment income allocated from the applicable affiliated Underlying Master Portfolio
Dividends — affiliated	41,776
Interest — affiliated	1,960
Expenses	(10,723)
Fees waived	4,983
Net investment income allocated from the applicable affiliated LifePath Dynamic Master Portfolio
Dividends — affiliated	8,130
Interest — unaffiliated	13
Interest — affiliated	1,216
Securities lending income — affiliated — net	83
Expenses	(11,793)
Fees waived	10,287

Total investment income	69,542

EXPENSES
Investment advisory	11,625
Professional	10,240
Trustees and Officer	8,282
Service and distribution — class specific	7,028
Administration — class specific	6,528
Miscellaneous	155

Total expenses	43,858
Less:
Fees waived and/or reimbursed by the Administrator/Manager	(28,252)

Total expenses after fees waived and/or reimbursed	15,606

Net investment income	53,936

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(44,518)
Foreign currency transactions	(62)
Forward foreign currency exchange contracts	19,733
Futures contracts	47,793
Net realized gain (loss) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions allocated from the applicable affiliated Underlying Master Portfolio	(209,321)
Net realized gain (loss) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions allocated from the applicable affiliated LifePath Dynamic Master Portfolio	(102,550)

(288,925)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	247,228
Forward foreign currency exchange contracts	(170)
Futures contracts	(17)
Net change in unrealized appreciation (depreciation) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions allocated from the applicable affiliated Underlying Master Portfolio	872,985
Net change in unrealized appreciation (depreciation) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions allocated from the applicable affiliated LifePath Dynamic Master Portfolio	(287,637)

832,389

Net realized and unrealized gain	543,464

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$597,400

See notes to financial statements.

46	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock LifePath® Dynamic 2025 Fund		BlackRock LifePath® Dynamic 2035 Fund
	Year Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,427,984	$1,250,569	$1,331,519	$1,077,372
Net realized gain (loss)	1,566,956	3,266,564	(150,329)	3,684,815
Net change in unrealized appreciation	7,965,256	5,432,682	11,917,188	6,518,973

Net increase in net assets resulting from operations	10,960,196	9,949,815	13,098,378	11,281,160

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(288,931)	(137,717)	(231,317)	(193,339)
Investor A	(561,895)	(1,256,631)	(560,680)	(1,468,527)
Investor C	(49,190)	(135,798)	(42,592)	(131,352)
Class K	(1,627,680)	(1,545,875)	(1,333,582)	(1,218,744)
Class R	(84,357)	(264,445)	(55,615)	(257,255)

Decrease in net assets resulting from distributions to shareholders	(2,612,053)	(3,340,466)	(2,223,786)	(3,269,217)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	23,627,611	18,562,231	33,609,858	18,501,665

NET ASSETS
Total increase in net assets	31,975,754	25,171,580	44,484,450	26,513,608
Beginning of year	69,128,647	43,957,067	69,093,026	42,579,418

End of year	$101,104,401	$69,128,647	$113,577,476	$69,093,026

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	47

Statements of Changes in Net Assets (continued)

	BlackRock LifePath® Dynamic 2045 Fund		BlackRock LifePath® Dynamic 2055 Fund
	Year Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$930,119	$749,396	$495,957	$426,132
Net realized gain (loss)	(1,121,358)	2,917,559	(363,900)	1,582,032
Net change in unrealized appreciation	10,185,490	5,336,792	7,220,009	2,993,610

Net increase in net assets resulting from operations	9,994,251	9,003,747	7,352,066	5,001,774

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(153,135)	(225,986)	(107,752)	(155,902)
Investor A	(364,948)	(933,152)	(269,078)	(622,770)
Investor C	(19,283)	(71,164)	(14,761)	(46,497)
Class K	(1,048,480)	(902,351)	(459,897)	(298,269)
Class R	(55,707)	(190,658)	(28,273)	(92,006)

Decrease in net assets resulting from distributions to shareholders	(1,641,553)	(2,323,311)	(879,761)	(1,215,444)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	27,160,195	13,648,807	20,922,860	6,591,286

NET ASSETS
Total increase in net assets	35,512,893	20,329,243	27,395,165	10,377,616
Beginning of year	50,239,559	29,910,316	27,349,657	16,972,041

End of year	$85,752,452	$50,239,559	$54,744,822	$27,349,657

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

48	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BlackRock LifePath® Dynamic 2065 Fund
	Year Ended December 31, 2020	Period from 10/30/19 to 12/31/19 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$53,936	$29,092
Net realized loss	(288,925)	(5,094)
Net change in unrealized appreciation	832,389	191,955

Net increase in net assets resulting from operations	597,400	215,953

DISTRIBUTIONS TO SHAREHOLDERS(b)
Institutional	(6,592)	(2,636)
Investor A	(5,811)	(2,462)
Investor C	(2,461)	(1,906)
Class K	(46,211)	(16,652)
Class R	(4,693)	(2,323)

Decrease in net assets resulting from distributions to shareholders	(65,768)	(25,979)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	174,089	4,000,000

NET ASSETS
Total increase in net assets	705,721	4,189,974
Beginning of year	4,189,974	—

End of year	$4,895,695	$4,189,974

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	49

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2025 Fund

	Institutional

	Year Ended December 31,
	2020		2019		2018		2017		2016

Net asset value, beginning of year	$13.42		$11.81		$13.52		$12.66		$12.05

Net investment income(a)	0.22		0.30		0.25		0.22		0.21
Net realized and unrealized gain (loss)	1.47		1.99		(0.87)		1.71		0.61

Net increase (decrease) from investment operations	1.69		2.29		(0.62)		1.93		0.82

Distributions(b)
From net investment income	(0.26)		(0.27)		(0.24)		(0.21)		(0.21)
From net realized gain	(0.13)		(0.41)		(0.85)		(0.86)		(0.00	)(c)

Total distributions	(0.39)		(0.68)		(1.09)		(1.07)		(0.21)

Net asset value, end of year	$14.72		$13.42		$11.81		$13.52		$12.66

Total Return(d)
Based on net asset value	12.87%		19.46%		(4.66)%		15.45%		6.88%

Ratios to Average Net Assets
Total expenses	0.78	%(e)	0.57	%(f)	0.57	%(f)	0.56	%(f)	0.58	%(f)

Total expenses after fees waived and/or reimbursed	0.55	%(e)	0.55	%(f)	0.55	%(f)	0.54	%(f)	0.57	%(f)

Net investment income	1.65	%(e)	2.32	%(f)	1.87	%(f)	1.66	%(f)	1.74	%(f)

Supplemental Data
Net assets, end of year (000)	$10,690		$2,908		$1,519		$19,134		$26,146

Portfolio turnover rate	45	%(g)	35	%(h)	38	%(h)	32	%(h)	54	%(h)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)

From January 1, 2020 through March 8, 2020, the LifePath Dynamic Fund invested in its corresponding LifePath Dynamic Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income. Beginning March 9, 2020, the LifePath Dynamic Fund began to operate as a stand-alone fund and received its share of the allocated fees waived and expenses and/or net investment income from its Underlying Master Portfolios. Expenses incurred indirectly from investing in underlying funds were excluded for the year. For the year ended December 31, 2020, allocated fees waived and excluded expenses from investments in underlying funds were 0.15% and 0.11%, respectively.

(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016
Allocated fees waived	0.43%	0.41%	0.41%	0.40%
Investments in underlying funds	0.10%	0.10%	0.14%	0.11%

(g)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(h)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

50	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2025 Fund (continued)

	Investor A

	Year Ended December 31,
	2020		2019		2018		2017		2016

Net asset value, beginning of year	$13.29		$11.70		$13.50		$12.64		$12.04

Net investment income(a)	0.18		0.26		0.26		0.20		0.18
Net realized and unrealized gain (loss)	1.46		1.98		(0.91)		1.70		0.60

Net increase (decrease) from investment operations	1.64		2.24		(0.65)		1.90		0.78

Distributions(b)
From net investment income	(0.22)		(0.24)		(0.30)		(0.18)		(0.18)
From net realized gain	(0.13)		(0.41)		(0.85)		(0.86)		(0.00	)(c)

Total distributions	(0.35)		(0.65)		(1.15)		(1.04)		(0.18)

Net asset value, end of year	$14.58		$13.29		$11.70		$13.50		$12.64

Total Return(d)
Based on net asset value	12.60%		19.16%		(4.87)%		15.21%		6.54%

Ratios to Average Net Assets
Total expenses	1.01	%(e)	0.82	%(f)	0.83	%(f)	0.81	%(f)	0.83	%(f)

Total expenses after fees waived and/or reimbursed	0.80	%(e)	0.80	%(f)	0.81	%(f)	0.79	%(f)	0.82	%(f)

Net investment income	1.34	%(e)	1.97	%(f)	1.94	%(f)	1.45	%(f)	1.50	%(f)

Supplemental Data
Net assets, end of year (000)	$24,518		$23,298		$25,940		$31,393		$28,135

Portfolio turnover rate	45	%(g)	35	%(h)	38	%(h)	32	%(h)	54	%(h)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)

From January 1, 2020 through March 8, 2020, the LifePath Dynamic Fund invested in its corresponding LifePath Dynamic Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income. Beginning March 9, 2020, the LifePath Dynamic Fund began to operate as a stand-alone fund and received its share of the allocated fees waived and expenses and/or net investment income from its Underlying Master Portfolios. Expenses incurred indirectly from investing in underlying funds were excluded for the year. For the year ended December 31, 2020, allocated fees waived and excluded expenses from investments in underlying funds were 0.15% and 0.11%, respectively.

(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016
Allocated fees waived	0.43%	0.41%	0.41%	0.40%
Investments in underlying funds	0.10%	0.10%	0.14%	0.11%

(g)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(h)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	51

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2025 Fund (continued)

	Investor C

	Year Ended December 31,
	2020		2019		2018		2017		2016

Net asset value, beginning of year	$13.20		$11.63		$13.44		$12.58		$11.99

Net investment income(a)	0.06		0.16		0.16		0.09		0.08
Net realized and unrealized gain (loss)	1.47		1.96		(0.92)		1.70		0.59

Net increase (decrease) from investment operations	1.53		2.12		(0.76)		1.79		0.67

Distributions(b)
From net investment income	(0.11)		(0.14)		(0.20)		(0.07)		(0.08)
From net realized gain	(0.13)		(0.41)		(0.85)		(0.86)		(0.00	)(c)

Total distributions	(0.24)		(0.55)		(1.05)		(0.93)		(0.08)

Net asset value, end of year	$14.49		$13.20		$11.63		$13.44		$12.58

Total Return(d)
Based on net asset value	11.76%		18.25%		(5.70)%		14.39%		5.61%

Ratios to Average Net Assets
Total expenses	1.77	%(e)	1.62	%(f)	1.63	%(f)	1.61	%(f)	1.63	%(f)

Total expenses after fees waived and/or reimbursed	1.56	%(e)	1.60	%(f)	1.61	%(f)	1.59	%(f)	1.62	%(f)

Net investment income	0.49	%(e)	1.25	%(f)	1.17	%(f)	0.66	%(f)	0.69	%(f)

Supplemental Data
Net assets, end of year (000)	$2,610		$3,416		$2,434		$2,583		$2,339

Portfolio turnover rate	45	%(g)	35	%(h)	38	%(h)	32	%(h)	54	%(h)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)

From January 1, 2020 through March 8, 2020, the LifePath Dynamic Fund invested in its corresponding LifePath Dynamic Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income. Beginning March 9, 2020, the LifePath Dynamic Fund began to operate as a stand-alone fund and received its share of the allocated fees waived and expenses and/or net investment income from its Underlying Master Portfolios. Expenses incurred indirectly from investing in underlying funds were excluded for the year. For the year ended December 31, 2020, allocated fees waived and excluded expenses from investments in underlying funds were 0.15% and 0.11%, respectively.

(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016
Allocated fees waived	0.43%	0.41%	0.41%	0.40%
Investments in underlying funds	0.10%	0.10%	0.14%	0.11%

(g)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(h)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

52	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2025 Fund (continued)

	Class K

	Year Ended December 31,
	2020		2019		2018		2017		2016

Net asset value, beginning of year	$13.28		$11.69		$13.49		$12.63		$12.03

Net investment income(a)	0.24		0.34		0.33		0.27		0.25
Net realized and unrealized gain (loss)	1.47		1.96		(0.91)		1.69		0.59

Net increase (decrease) from investment operations	1.71		2.30		(0.58)		1.96		0.84

Distributions(b)
From net investment income	(0.29)		(0.30)		(0.37)		(0.24)		(0.24)
From net realized gain	(0.13)		(0.41)		(0.85)		(0.86)		(0.00	)(c)

Total distributions	(0.42)		(0.71)		(1.22)		(1.10)		(0.24)

Net asset value, end of year	$14.57		$13.28		$11.69		$13.49		$12.63

Total Return(d)
Based on net asset value	13.17%		19.72%		(4.43)%		15.75%		7.02%

Ratios to Average Net Assets
Total expenses	0.52	%(e)	0.37	%(f)	0.38	%(f)	0.36	%(f)	0.38	%(f)

Total expenses after fees waived and/or reimbursed	0.31	%(e)	0.35	%(f)	0.36	%(f)	0.34	%(f)	0.37	%(f)

Net investment income	1.84	%(e)	2.62	%(f)	2.44	%(f)	2.01	%(f)	2.02	%(f)

Supplemental Data
Net assets, end of year (000)	$59,727		$34,027		$9,062		$7,919		$2,902

Portfolio turnover rate	45	%(g)	35	%(h)	38	%(h)	32	%(h)	54	%(h)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)

From January 1, 2020 through March 8, 2020, the LifePath Dynamic Fund invested in its corresponding LifePath Dynamic Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income. Beginning March 9, 2020, the LifePath Dynamic Fund began to operate as a stand-alone fund and received its share of the allocated fees waived and expenses and/or net investment income from its Underlying Master Portfolios. Expenses incurred indirectly from investing in underlying funds were excluded for the year. For the year ended December 31, 2020, allocated fees waived and excluded expenses from investments in underlying funds were 0.15% and 0.11%, respectively.

(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016
Allocated fees waived	0.43%	0.41%	0.41%	0.40%
Investments in underlying funds	0.10%	0.10%	0.14%	0.11%

(g)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(h)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	53

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2025 Fund (continued)

	Class R

	Year Ended December 31,
	2020		2019		2018		2017		2016

Net asset value, beginning of year	$13.26		$11.68		$13.49		$12.63		$12.04

Net investment income(a)	0.14		0.24		0.24		0.17		0.16
Net realized and unrealized gain (loss)	1.48		1.97		(0.92)		1.71		0.59

Net increase (decrease) from investment operations	1.62		2.21		(0.68)		1.88		0.75

Distributions(b)
From net investment income	(0.19)		(0.22)		(0.28)		(0.16)		(0.16)
From net realized gain	(0.13)		(0.41)		(0.85)		(0.86)		(0.00	)(c)

Total distributions	(0.32)		(0.63)		(1.13)		(1.02)		(0.16)

Net asset value, end of year	$14.56		$13.26		$11.68		$13.49		$12.63

Total Return(d)
Based on net asset value	12.44%		18.91%		(5.10)%		15.02%		6.28%

Ratios to Average Net Assets
Total expenses	1.20	%(e)	1.02	%(f)	1.03	%(f)	1.01	%(f)	1.03	%(f)

Total expenses after fees waived and/or reimbursed	1.00	%(e)	1.00	%(f)	1.01	%(f)	0.99	%(f)	1.02	%(f)

Net investment income	1.05	%(e)	1.82	%(f)	1.77	%(f)	1.27	%(f)	1.32	%(f)

Supplemental Data
Net assets, end of year (000)	$3,559		$5,479		$5,003		$4,308		$2,967

Portfolio turnover rate	45	%(g)	35	%(h)	38	%(h)	32	%(h)	54	%(h)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)

From January 1, 2020 through March 8, 2020, the LifePath Dynamic Fund invested in its corresponding LifePath Dynamic Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income. Beginning March 9, 2020, the LifePath Dynamic Fund began to operate as a stand-alone fund and received its share of the allocated fees waived and expenses and/or net investment income from its Underlying Master Portfolios. Expenses incurred indirectly from investing in underlying funds were excluded for the year. For the year ended December 31, 2020, allocated fees waived and excluded expenses from investments in underlying funds were 0.15% and 0.11%, respectively.

(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016
Allocated fees waived	0.43%	0.41%	0.41%	0.40%
Investments in underlying funds	0.10%	0.10%	0.14%	0.11%

(g)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(h)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

54	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2035 Fund

	Institutional

	Year Ended December 31,
	2020		2019		2018		2017		2016

Net asset value, beginning of year	$14.34		$12.21		$14.48		$13.28		$12.58

Net investment income(a)	0.22		0.30		0.25		0.22		0.23
Net realized and unrealized gain (loss)	1.71		2.58		(1.15)		2.34		0.72

Net increase (decrease) from investment operations	1.93		2.88		(0.90)		2.56		0.95

Distributions(b)
From net investment income	(0.23)		(0.30)		(0.27)		(0.26)		(0.25)
From net realized gain	(0.12)		(0.45)		(1.10)		(1.10)		—

Total distributions	(0.35)		(0.75)		(1.37)		(1.36)		(0.25)

Net asset value, end of year	$15.92		$14.34		$12.21		$14.48		$13.28

Total Return(c)
Based on net asset value	13.82%		23.66%		(6.42)%		19.51%		7.61%

Ratios to Average Net Assets
Total expenses	0.80	%(d)	0.57	%(e)	0.57	%(e)	0.56	%(e)	0.57	%(e)

Total expenses after fees waived and/or reimbursed	0.54	%(d)	0.55	%(e)	0.55	%(e)	0.53	%(e)	0.55	%(e)

Net investment income	1.55	%(d)	2.20	%(e)	1.71	%(e)	1.54	%(e)	1.77	%(e)

Supplemental Data
Net assets, end of year (000)	$11,677		$4,004		$2,231		$10,965		$19,650

Portfolio turnover rate	29	%(f)	42	%(g)	40	%(g)	35	%(g)	76	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)

From January 1, 2020 through March 8, 2020, the LifePath Dynamic Fund invested in its corresponding LifePath Dynamic Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income. Beginning March 9, 2020, the LifePath Dynamic Fund began to operate as a stand-alone fund and received its share of the allocated fees waived and expenses and/or net investment income from its Underlying Master Portfolios. Expenses incurred indirectly from investing in underlying funds were excluded for the year. For the year ended December 31, 2020, allocated fees waived and excluded expenses from investments in underlying funds were 0.18% and 0.13%, respectively.

(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016
Allocated fees waived	0.45%	0.43%	0.44%	0.41%
Investments in underlying funds	0.12%	0.12%	0.16%	0.13%

(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	55

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2035 Fund (continued)

	Investor A

	Year Ended December 31,
	2020		2019		2018		2017		2016

Net asset value, beginning of year	$14.27		$12.15		$14.46		$13.26		$12.56

Net investment income(a)	0.16		0.25		0.25		0.20		0.19
Net realized and unrealized gain (loss)	1.73		2.58		(1.19)		2.33		0.73

Net increase (decrease) from investment operations	1.89		2.83		(0.94)		2.53		0.92

Distributions(b)
From net investment income	(0.19)		(0.26)		(0.27)		(0.23)		(0.22)
From net realized gain	(0.12)		(0.45)		(1.10)		(1.10)		—

Total distributions	(0.31)		(0.71)		(1.37)		(1.33)		(0.22)

Net asset value, end of year	$15.85		$14.27		$12.15		$14.46		$13.26

Total Return(c)
Based on net asset value	13.55%		23.37%		(6.69)%		19.29%		7.37%

Ratios to Average Net Assets
Total expenses	1.03	%(d)	0.82	%(e)	0.82	%(e)	0.81	%(e)	0.82	%(e)

Total expenses after fees waived and/or reimbursed	0.79	%(d)	0.80	%(e)	0.80	%(e)	0.79	%(e)	0.80	%(e)

Net investment income	1.18	%(d)	1.85	%(e)	1.75	%(e)	1.38	%(e)	1.52	%(e)

Supplemental Data
Net assets, end of year (000)	$28,189		$28,656		$27,982		$32,083		$29,768

Portfolio turnover rate	29	%(f)	42	%(g)	40	%(g)	35	%(g)	76	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)

From January 1, 2020 through March 8, 2020, the LifePath Dynamic Fund invested in its corresponding LifePath Dynamic Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income. Beginning March 9, 2020, the LifePath Dynamic Fund began to operate as a stand-alone fund and received its share of the allocated fees waived and expenses and/or net investment income from its Underlying Master Portfolios. Expenses incurred indirectly from investing in underlying funds were excluded for the year. For the year ended December 31, 2020, allocated fees waived and excluded expenses from investments in underlying funds were 0.18% and 0.13%, respectively.

(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016
Allocated fees waived	0.45%	0.43%	0.44%	0.41%
Investments in underlying funds	0.12%	0.12%	0.16%	0.13%

(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

56	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2035 Fund (continued)

	Investor C

	Year Ended December 31,
	2020		2019		2018		2017		2016

Net asset value, beginning of year	$14.11		$12.02		$14.33		$13.15		$12.47

Net investment income(a)	0.06		0.14		0.14		0.08		0.09
Net realized and unrealized gain (loss)	1.70		2.56		(1.19)		2.32		0.71

Net increase (decrease) from investment operations	1.76		2.70		(1.05)		2.40		0.80

Distributions(b)
From net investment income	(0.08)		(0.16)		(0.16)		(0.12)		(0.12)
From net realized gain	(0.12)		(0.45)		(1.10)		(1.10)		—

Total distributions	(0.20)		(0.61)		(1.26)		(1.22)		(0.12)

Net asset value, end of year	$15.67		$14.11		$12.02		$14.33		$13.15

Total Return(c)
Based on net asset value	12.68%		22.43%		(7.47)%		18.41%		6.42%

Ratios to Average Net Assets
Total expenses	1.79	%(d)	1.62	%(e)	1.62	%(e)	1.61	%(e)	1.62	%(e)

Total expenses after fees waived and/or reimbursed	1.55	%(d)	1.60	%(e)	1.60	%(e)	1.59	%(e)	1.60	%(e)

Net investment income	0.42	%(d)	1.07	%(e)	0.99	%(e)	0.60	%(e)	0.74	%(e)

Supplemental Data
Net assets, end of year (000)	$3,123		$3,173		$2,609		$2,436		$2,112

Portfolio turnover rate	29	%(f)	42	%(g)	40	%(g)	35	%(g)	76	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)

From January 1, 2020 through March 8, 2020, the LifePath Dynamic Fund invested in its corresponding LifePath Dynamic Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income. Beginning March 9, 2020, the LifePath Dynamic Fund began to operate as a stand-alone fund and received its share of the allocated fees waived and expenses and/or net investment income from its Underlying Master Portfolios. Expenses incurred indirectly from investing in underlying funds were excluded for the year. For the year ended December 31, 2020, allocated fees waived and excluded expenses from investments in underlying funds were 0.18% and 0.13%, respectively.

(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016
Allocated fees waived	0.45%	0.43%	0.44%	0.41%
Investments in underlying funds	0.12%	0.12%	0.16%	0.13%

(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	57

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2035 Fund (continued)

	Class K

	Year Ended December 31,
	2020		2019		2018		2017		2016

Net asset value, beginning of year	$14.53		$12.36		$14.68		$13.45		$12.74

Net investment income(a)	0.25		0.37		0.33		0.28		0.27
Net realized and unrealized gain (loss)	1.74		2.58		(1.22)		2.34		0.72

Net increase (decrease) from investment operations	1.99		2.95		(0.89)		2.62		0.99

Distributions(b)
From net investment income	(0.25)		(0.33)		(0.33)		(0.29)		(0.28)
From net realized gain	(0.12)		(0.45)		(1.10)		(1.10)		—

Total distributions	(0.37)		(0.78)		(1.43)		(1.39)		(0.28)

Net asset value, end of year	$16.15		$14.53		$12.36		$14.68		$13.45

Total Return(c)
Based on net asset value	14.14%		23.92%		(6.23)%		19.76%		7.82%

Ratios to Average Net Assets
Total expenses	0.54	%(d)	0.36	%(e)	0.37	%(e)	0.36	%(e)	0.36	%(e)

Total expenses after fees waived and/or reimbursed	0.30	%(d)	0.35	%(e)	0.35	%(e)	0.33	%(e)	0.35	%(e)

Net investment income	1.77	%(d)	2.63	%(e)	2.25	%(e)	1.92	%(e)	2.07	%(e)

Supplemental Data
Net assets, end of year (000)	$67,968		$27,720		$6,627		$5,882		$2,702

Portfolio turnover rate	29	%(f)	42	%(g)	40	%(g)	35	%(g)	76	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)

From January 1, 2020 through March 8, 2020, the LifePath Dynamic Fund invested in its corresponding LifePath Dynamic Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income. Beginning March 9, 2020, the LifePath Dynamic Fund began to operate as a stand-alone fund and received its share of the allocated fees waived and expenses and/or net investment income from its Underlying Master Portfolios. Expenses incurred indirectly from investing in underlying funds were excluded for the year. For the year ended December 31, 2020, allocated fees waived and excluded expenses from investments in underlying funds were 0.18% and 0.13%, respectively.

(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016
Allocated fees waived	0.45%	0.43%	0.44%	0.41%
Investments in underlying funds	0.12%	0.12%	0.16%	0.13%

(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

58	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2035 Fund (continued)

	Class R

	Year Ended December 31,
	2020		2019		2018		2017		2016

Net asset value, beginning of year	$14.26		$12.15		$14.46		$13.26		$12.58

Net investment income(a)	0.13		0.24		0.22		0.17		0.18
Net realized and unrealized gain (loss)	1.73		2.57		(1.19)		2.33		0.71

Net increase (decrease) from investment operations	1.86		2.81		(0.97)		2.50		0.89

Distributions(b)
From net investment income	(0.15)		(0.25)		(0.24)		(0.20)		(0.21)
From net realized gain	(0.12)		(0.45)		(1.10)		(1.10)		—

Total distributions	(0.27)		(0.70)		(1.34)		(1.30)		(0.21)

Net asset value, end of year	$15.85		$14.26		$12.15		$14.46		$13.26

Total Return(c)
Based on net asset value	13.33%		23.15%		(6.87)%		19.08%		7.10%

Ratios to Average Net Assets
Total expenses	1.21	%(d)	1.02	%(e)	1.02	%(e)	1.01	%(e)	1.02	%(e)

Total expenses after fees waived and/or reimbursed	0.99	%(d)	1.00	%(e)	1.00	%(e)	0.99	%(e)	1.00	%(e)

Net investment income	0.91	%(d)	1.71	%(e)	1.55	%(e)	1.19	%(e)	1.41	%(e)

Supplemental Data
Net assets, end of year (000)	$2,620		$5,541		$3,131		$3,782		$3,078

Portfolio turnover rate	29	%(f)	42	%(g)	40	%(g)	35	%(g)	76	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)

From January 1, 2020 through March 8, 2020, the LifePath Dynamic Fund invested in its corresponding LifePath Dynamic Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income. Beginning March 9, 2020, the LifePath Dynamic Fund began to operate as a stand-alone fund and received its share of the allocated fees waived and expenses and/or net investment income from its Underlying Master Portfolios. Expenses incurred indirectly from investing in underlying funds were excluded for the year. For the year ended December 31, 2020, allocated fees waived and excluded expenses from investments in underlying funds were 0.18% and 0.13%, respectively.

(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016
Allocated fees waived	0.45%	0.43%	0.44%	0.41%
Investments in underlying funds	0.12%	0.12%	0.16%	0.13%

(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	59

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2045 Fund

	Institutional

	Year Ended December 31,
	2020		2019		2018		2017		2016

Net asset value, beginning of year	$15.31		$12.75		$15.41		$13.88		$13.10

Net investment income(a)	0.21		0.31		0.26		0.23		0.23
Net realized and unrealized gain (loss)	1.91		3.04		(1.47)		2.83		0.83

Net increase (decrease) from investment operations	2.12		3.35		(1.21)		3.06		1.06

Distributions(b)
From net investment income	(0.22)		(0.31)		(0.29)		(0.29)		(0.28)
From net realized gain	(0.15)		(0.48)		(1.16)		(1.24)		—

Total distributions	(0.37)		(0.79)		(1.45)		(1.53)		(0.28)

Net asset value, end of year	$17.06		$15.31		$12.75		$15.41		$13.88

Total Return(c)
Based on net asset value	14.31%		26.38%		(8.18)%		22.29%		8.14%

Ratios to Average Net Assets
Total expenses	0.82	%(d)	0.58	%(e)	0.58	%(e)	0.56	%(e)	0.56	%(e)

Total expenses after fees waived and/or reimbursed	0.53	%(d)	0.56	%(e)	0.55	%(e)	0.53	%(e)	0.53	%(e)

Net investment income	1.43	%(d)	2.13	%(e)	1.68	%(e)	1.54	%(e)	1.76	%(e)

Supplemental Data
Net assets, end of year (000)	$7,491		$4,656		$2,967		$8,267		$14,864

Portfolio turnover rate	26	%(f)	49	%(g)	47	%(g)	46	%(g)	75	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)

From January 1, 2020 through March 8, 2020, the LifePath Dynamic Fund invested in its corresponding LifePath Dynamic Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income. Beginning March 9, 2020, the LifePath Dynamic Fund began to operate as a stand-alone fund and received its share of the allocated fees waived and expenses and/or net investment income from its Underlying Master Portfolios. Expenses incurred indirectly from investing in underlying funds were excluded for the year. For the year ended December 31, 2020, allocated fees waived and excluded expenses from investments in underlying funds were 0.20% and 0.14%, respectively.

(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016
Allocated fees waived	0.49%	0.46%	0.47%	0.44%
Investments in underlying funds	0.12%	0.12%	0.17%	0.15%

(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

60	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2045 Fund (continued)

	Investor A

	Year Ended December 31,
	2020		2019		2018		2017		2016

Net asset value, beginning of year	$15.27		$12.72		$15.40		$13.87		$13.09

Net investment income(a)	0.16		0.26		0.24		0.21		0.20
Net realized and unrealized gain (loss)	1.92		3.05		(1.50)		2.82		0.83

Net increase (decrease) from investment operations	2.08		3.31		(1.26)		3.03		1.03

Distributions(b)
From net investment income	(0.18)		(0.28)		(0.26)		(0.26)		(0.25)
From net realized gain	(0.15)		(0.48)		(1.16)		(1.24)		—

Total distributions	(0.33)		(0.76)		(1.42)		(1.50)		(0.25)

Net asset value, end of year	$17.02		$15.27		$12.72		$15.40		$13.87

Total Return(c)
Based on net asset value	14.03%		26.05%		(8.44)%		22.05%		7.90%

Ratios to Average Net Assets
Total expenses	1.05	%(d)	0.84	%(e)	0.83	%(e)	0.82	%(e)	0.81	%(e)

Total expenses after fees waived and/or reimbursed	0.79	%(d)	0.81	%(e)	0.80	%(e)	0.78	%(e)	0.78	%(e)

Net investment income	1.12	%(d)	1.82	%(e)	1.56	%(e)	1.38	%(e)	1.52	%(e)

Supplemental Data
Net assets, end of year (000)	$17,996		$18,811		$17,742		$20,152		$17,206

Portfolio turnover rate	26	%(f)	49	%(g)	47	%(g)	46	%(g)	75	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)

From January 1, 2020 through March 8, 2020, the LifePath Dynamic Fund invested in its corresponding LifePath Dynamic Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income. Beginning March 9, 2020, the LifePath Dynamic Fund began to operate as a stand-alone fund and received its share of the allocated fees waived and expenses and/or net investment income from its Underlying Master Portfolios. Expenses incurred indirectly from investing in underlying funds were excluded for the year. For the year ended December 31, 2020, allocated fees waived and excluded expenses from investments in underlying funds were 0.20% and 0.14%, respectively.

(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016
Allocated fees waived	0.49%	0.46%	0.47%	0.44%
Investments in underlying funds	0.12%	0.12%	0.17%	0.15%

(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	61

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2045 Fund (continued)

	Investor C

	Year Ended December 31,
	2020		2019		2018		2017		2016

Net asset value, beginning of year	$15.04		$12.54		$15.20		$13.71		$12.94

Net investment income(a)	0.04		0.15		0.12		0.08		0.09
Net realized and unrealized gain (loss)	1.90		2.99		(1.47)		2.79		0.82

Net increase (decrease) from investment operations	1.94		3.14		(1.35)		2.87		0.91

Distributions(b)
From net investment income	(0.05)		(0.16)		(0.15)		(0.14)		(0.14)
From net realized gain	(0.15)		(0.48)		(1.16)		(1.24)		—

Total distributions	(0.20)		(0.64)		(1.31)		(1.38)		(0.14)

Net asset value, end of year	$16.78		$15.04		$12.54		$15.20		$13.71

Total Return(c)
Based on net asset value	13.16%		25.07%		(9.13)%		21.10%		7.04%

Ratios to Average Net Assets
Total expenses	1.81	%(d)	1.64	%(e)	1.63	%(e)	1.62	%(e)	1.61	%(e)

Total expenses after fees waived and/or reimbursed	1.55	%(d)	1.61	%(e)	1.60	%(e)	1.58	%(e)	1.58	%(e)

Net investment income	0.29	%(d)	1.04	%(e)	0.78	%(e)	0.56	%(e)	0.70	%(e)

Supplemental Data
Net assets, end of year (000)	$1,129		$1,732		$1,535		$1,375		$1,247

Portfolio turnover rate	26	%(f)	49	%(g)	47	%(g)	46	%(g)	75	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)

From January 1, 2020 through March 8, 2020, the LifePath Dynamic Fund invested in its corresponding LifePath Dynamic Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income. Beginning March 9, 2020, the LifePath Dynamic Fund began to operate as a stand-alone fund and received its share of the allocated fees waived and expenses and/or net investment income from its Underlying Master Portfolios. Expenses incurred indirectly from investing in underlying funds were excluded for the year. For the year ended December 31, 2020, allocated fees waived and excluded expenses from investments in underlying funds were 0.20% and 0.14%, respectively.

(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016
Allocated fees waived	0.49%	0.46%	0.47%	0.44%
Investments in underlying funds	0.12%	0.12%	0.17%	0.15%

(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

62	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2045 Fund (continued)

	Class K

	Year Ended December 31,
	2020		2019		2018		2017		2016

Net asset value, beginning of year	$15.48		$12.88		$15.57		$14.01		$13.22

Net investment income(a)	0.26		0.39		0.32		0.29		0.27
Net realized and unrealized gain (loss)	1.91		3.03		(1.52)		2.84		0.83

Net increase (decrease) from investment operations	2.17		3.42		(1.20)		3.13		1.10

Distributions(b)
From net investment income	(0.25)		(0.34)		(0.33)		(0.33)		(0.31)
From net realized gain	(0.15)		(0.48)		(1.16)		(1.24)		—

Total distributions	(0.40)		(0.82)		(1.49)		(1.57)		(0.31)

Net asset value, end of year	$17.25		$15.48		$12.88		$15.57		$14.01

Total Return(c)
Based on net asset value	14.54%		26.67%		(7.99)%		22.58%		8.38%

Ratios to Average Net Assets
Total expenses	0.57	%(d)	0.37	%(e)	0.38	%(e)	0.37	%(e)	0.36	%(e)

Total expenses after fees waived and/or reimbursed	0.29	%(d)	0.34	%(e)	0.35	%(e)	0.33	%(e)	0.33	%(e)

Net investment income	1.73	%(d)	2.60	%(e)	2.04	%(e)	1.90	%(e)	2.02	%(e)

Supplemental Data
Net assets, end of year (000)	$56,683		$20,936		$4,471		$3,385		$1,271

Portfolio turnover rate	26	%(f)	49	%(g)	47	%(g)	46	%(g)	75	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)

From January 1, 2020 through March 8, 2020, the LifePath Dynamic Fund invested in its corresponding LifePath Dynamic Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income. Beginning March 9, 2020, the LifePath Dynamic Fund began to operate as a stand-alone fund and received its share of the allocated fees waived and expenses and/or net investment income from its Underlying Master Portfolios. Expenses incurred indirectly from investing in underlying funds were excluded for the year. For the year ended December 31, 2020, allocated fees waived and excluded expenses from investments in underlying funds were 0.20% and 0.14%, respectively.

(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016
Allocated fees waived	0.49%	0.46%	0.47%	0.44%
Investments in underlying funds	0.12%	0.12%	0.17%	0.15%

(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	63

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2045 Fund (continued)

	Class R

	Year Ended December 31,
	2020		2019		2018		2017		2016

Net asset value, beginning of year	$15.23		$12.69		$15.37		$13.85		$13.09

Net investment income(a)	0.13		0.24		0.21		0.19		0.19
Net realized and unrealized gain (loss)	1.90		3.03		(1.49)		2.80		0.80

Net increase (decrease) from investment operations	2.03		3.27		(1.28)		2.99		0.99

Distributions(b)
From net investment income	(0.14)		(0.25)		(0.24)		(0.23)		(0.23)
From net realized gain	(0.15)		(0.48)		(1.16)		(1.24)		—

Total distributions	(0.29)		(0.73)		(1.40)		(1.47)		(0.23)

Net asset value, end of year	$16.97		$15.23		$12.69		$15.37		$13.85

Total Return(c)
Based on net asset value	13.73%		25.83%		(8.63)%		21.81%		7.64%

Ratios to Average Net Assets
Total expenses	1.24	%(d)	1.04	%(e)	1.03	%(e)	1.02	%(e)	1.01	%(e)

Total expenses after fees waived and/or reimbursed	0.99	%(d)	1.01	%(e)	1.00	%(e)	0.98	%(e)	0.99	%(e)

Net investment income	0.87	%(d)	1.65	%(e)	1.38	%(e)	1.24	%(e)	1.39	%(e)

Supplemental Data
Net assets, end of year (000)	$2,454		$4,104		$3,196		$3,039		$1,780

Portfolio turnover rate	26	%(f)	49	%(g)	47	%(g)	46	%(g)	75	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)

From January 1, 2020 through March 8, 2020, the LifePath Dynamic Fund invested in its corresponding LifePath Dynamic Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income. Beginning March 9, 2020, the LifePath Dynamic Fund began to operate as a stand-alone fund and received its share of the allocated fees waived and expenses and/or net investment income from its Underlying Master Portfolios. Expenses incurred indirectly from investing in underlying funds were excluded for the year. For the year ended December 31, 2020, allocated fees waived and excluded expenses from investments in underlying funds were 0.20% and 0.14%, respectively.

(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016
Allocated fees waived	0.49%	0.46%	0.47%	0.44%
Investments in underlying funds	0.12%	0.12%	0.17%	0.15%

(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

64	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2055 Fund

	Institutional

	Year Ended December 31,
	2020		2019		2018		2017		2016

Net asset value, beginning of year	$15.90		$13.19		$15.86		$14.28		$13.46

Net investment income(a)	0.20		0.32		0.26		0.24		0.24
Net realized and unrealized gain (loss)	2.18		3.16		(1.56)		2.93		0.86

Net increase (decrease) from investment operations	2.38		3.48		(1.30)		3.17		1.10

Distributions(b)
From net investment income	(0.21)		(0.31)		(0.29)		(0.29)		(0.28)
From net realized gain	(0.13)		(0.46)		(1.08)		(1.30)		—

Total distributions	(0.34)		(0.77)		(1.37)		(1.59)		(0.28)

Net asset value, end of year	$17.94		$15.90		$13.19		$15.86		$14.28

Total Return(c)
Based on net asset value	15.47%		26.48%		(8.43)%		22.57%		8.20%

Ratios to Average Net Assets
Total expenses	0.85	%(d)	0.59	%(e)	0.61	%(e)	0.59	%(e)	0.59	%(e)

Total expenses after fees waived and/or reimbursed	0.54	%(d)	0.54	%(e)	0.55	%(e)	0.52	%(e)	0.54	%(e)

Net investment income	1.30	%(d)	2.14	%(e)	1.65	%(e)	1.54	%(e)	1.73	%(e)

Supplemental Data
Net assets, end of year (000)	$6,308		$3,461		$1,748		$4,863		$8,626

Portfolio turnover rate	23	%(f)	54	%(g)	57	%(g)	59	%(g)	80	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)

From January 1, 2020 through March 8, 2020, the LifePath Dynamic Fund invested in its corresponding LifePath Dynamic Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income. Beginning March 9, 2020, the LifePath Dynamic Fund began to operate as a stand-alone fund and received its share of the allocated fees waived and expenses and/or net investment income from its Underlying Master Portfolios. Expenses incurred indirectly from investing in underlying funds were excluded for the year. For the year ended December 31, 2020, allocated fees waived and excluded expenses from investments in underlying funds were 0.21% and 0.14%, respectively.

(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016
Allocated fees waived	0.54%	0.51%	0.54%	0.52%
Investments in underlying funds	0.13%	0.12%	0.17%	0.15%

(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	65

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2055 Fund (continued)

	Investor A

	Year Ended December 31,
	2020		2019		2018		2017		2016

Net asset value, beginning of year	$15.82		$13.13		$15.81		$14.25		$13.44

Net investment income(a)	0.16		0.27		0.24		0.22		0.20
Net realized and unrealized gain (loss)	2.17		3.15		(1.57)		2.90		0.85

Net increase (decrease) from investment operations	2.33		3.42		(1.33)		3.12		1.05

Distributions(b)
From net investment income	(0.17)		(0.27)		(0.27)		(0.26)		(0.24)
From net realized gain	(0.13)		(0.46)		(1.08)		(1.30)		—

Total distributions	(0.30)		(0.73)		(1.35)		(1.56)		(0.24)

Net asset value, end of year	$17.85		$15.82		$13.13		$15.81		$14.25

Total Return(c)
Based on net asset value	15.17%		26.12%		(8.63)%		22.24%		7.90%

Ratios to Average Net Assets
Total expenses	1.09	%(d)	0.85	%(e)	0.86	%(e)	0.85	%(e)	0.84	%(e)

Total expenses after fees waived and/or reimbursed	0.80	%(d)	0.80	%(e)	0.80	%(e)	0.78	%(e)	0.79	%(e)

Net investment income	1.05	%(d)	1.81	%(e)	1.53	%(e)	1.39	%(e)	1.49	%(e)

Supplemental Data
Net assets, end of year (000)	$15,871		$13,347		$11,583		$11,416		$9,317

Portfolio turnover rate	23	%(f)	54	%(g)	57	%(g)	59	%(g)	80	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)

From January 1, 2020 through March 8, 2020, the LifePath Dynamic Fund invested in its corresponding LifePath Dynamic Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income. Beginning March 9, 2020, the LifePath Dynamic Fund began to operate as a stand-alone fund and received its share of the allocated fees waived and expenses and/or net investment income from its Underlying Master Portfolios. Expenses incurred indirectly from investing in underlying funds were excluded for the year. For the year ended December 31, 2020, allocated fees waived and excluded expenses from investments in underlying funds were 0.21% and 0.14%, respectively.

(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016
Allocated fees waived	0.54%	0.51%	0.54%	0.52%
Investments in underlying funds	0.13%	0.12%	0.17%	0.15%

(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

66	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2055 Fund (continued)

	Investor C

	Year Ended December 31,
	2020		2019		2018		2017		2016

Net asset value, beginning of year	$15.58		$12.95		$15.62		$14.11		$13.31

Net investment income(a)	0.04		0.16		0.12		0.10		0.09
Net realized and unrealized gain (loss)	2.15		3.10		(1.56)		2.86		0.85

Net increase (decrease) from investment operations	2.19		3.26		(1.44)		2.96		0.94

Distributions(b)
From net investment income	(0.05)		(0.17)		(0.15)		(0.15)		(0.14)
From net realized gain	(0.13)		(0.46)		(1.08)		(1.30)		—

Total distributions	(0.18)		(0.63)		(1.23)		(1.45)		(0.14)

Net asset value, end of year	$17.59		$15.58		$12.95		$15.62		$14.11

Total Return(c)
Based on net asset value	14.32%		25.17%		(9.36)%		21.24%		7.05%

Ratios to Average Net Assets
Total expenses	1.84	%(d)	1.65	%(e)	1.66	%(e)	1.65	%(e)	1.65	%(e)

Total expenses after fees waived and/or reimbursed	1.56	%(d)	1.60	%(e)	1.60	%(e)	1.58	%(e)	1.59	%(e)

Net investment income	0.27	%(d)	1.08	%(e)	0.75	%(e)	0.62	%(e)	0.70	%(e)

Supplemental Data
Net assets, end of year (000)	$1,071		$1,212		$862		$729		$499

Portfolio turnover rate	23	%(f)	54	%(g)	57	%(g)	59	%(g)	80	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)

From January 1, 2020 through March 8, 2020, the LifePath Dynamic Fund invested in its corresponding LifePath Dynamic Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income. Beginning March 9, 2020, the LifePath Dynamic Fund began to operate as a stand-alone fund and received its share of the allocated fees waived and expenses and/or net investment income from its Underlying Master Portfolios. Expenses incurred indirectly from investing in underlying funds were excluded for the year. For the year ended December 31, 2020, allocated fees waived and excluded expenses from investments in underlying funds were 0.21% and 0.14%, respectively.

(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016
Allocated fees waived	0.54%	0.51%	0.54%	0.52%
Investments in underlying funds	0.13%	0.12%	0.17%	0.15%

(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	67

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2055 Fund (continued)

	Class K

	Year Ended December 31,
	2020		2019		2018		2017		2016

Net asset value, beginning of year	$16.12		$13.36		$16.06		$14.45		$13.62

Net investment income(a)	0.25		0.40		0.32		0.30		0.28
Net realized and unrealized gain (loss)	2.20		3.16		(1.60)		2.94		0.86

Net increase (decrease) from investment operations	2.45		3.56		(1.28)		3.24		1.14

Distributions(b)
From net investment income	(0.25)		(0.34)		(0.34)		(0.33)		(0.31)
From net realized gain	(0.13)		(0.46)		(1.08)		(1.30)		—

Total distributions	(0.38)		(0.80)		(1.42)		(1.63)		(0.31)

Net asset value, end of year	$18.19		$16.12		$13.36		$16.06		$14.45

Total Return(c)
Based on net asset value	15.69%		26.75%		(8.21)%		22.79%		8.42%

Ratios to Average Net Assets
Total expenses	0.60	%(d)	0.39	%(e)	0.41	%(e)	0.40	%(e)	0.37	%(e)

Total expenses after fees waived and/or reimbursed	0.30	%(d)	0.34	%(e)	0.35	%(e)	0.33	%(e)	0.33	%(e)

Net investment income	1.58	%(d)	2.58	%(e)	1.99	%(e)	1.88	%(e)	2.01	%(e)

Supplemental Data
Net assets, end of year (000)	$30,189		$7,240		$1,920		$1,426		$425

Portfolio turnover rate	23	%(f)	54	%(g)	57	%(g)	59	%(g)	80	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)

From January 1, 2020 through March 8, 2020, the LifePath Dynamic Fund invested in its corresponding LifePath Dynamic Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income. Beginning March 9, 2020, the LifePath Dynamic Fund began to operate as a stand-alone fund and received its share of the allocated fees waived and expenses and/or net investment income from its Underlying Master Portfolios. Expenses incurred indirectly from investing in underlying funds were excluded for the year. For the year ended December 31, 2020, allocated fees waived and excluded expenses from investments in underlying funds were 0.21% and 0.14%, respectively.

(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016
Allocated fees waived	0.54%	0.51%	0.54%	0.52%
Investments in underlying funds	0.13%	0.12%	0.17%	0.15%

(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

68	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2055 Fund (continued)

	Class R

	Year Ended December 31,
	2020		2019		2018		2017		2016

Net asset value, beginning of year	$15.78		$13.11		$15.80		$14.25		$13.44

Net investment income(a)	0.13		0.24		0.21		0.19		0.18
Net realized and unrealized gain (loss)	2.17		3.15		(1.58)		2.89		0.85

Net increase (decrease) from investment operations	2.30		3.39		(1.37)		3.08		1.03

Distributions(b)
From net investment income	(0.13)		(0.26)		(0.24)		(0.23)		(0.22)
From net realized gain	(0.13)		(0.46)		(1.08)		(1.30)		—

Total distributions	(0.26)		(0.72)		(1.32)		(1.53)		(0.22)

Net asset value, end of year	$17.82		$15.78		$13.11		$15.80		$14.25

Total Return(c)
Based on net asset value	14.96%		25.89%		(8.87)%		21.95%		7.74%

Ratios to Average Net Assets
Total expenses	1.28	%(d)	1.04	%(e)	1.06	%(e)	1.05	%(e)	1.04	%(e)

Total expenses after fees waived and/or reimbursed	1.00	%(d)	1.00	%(e)	1.00	%(e)	0.98	%(e)	0.99	%(e)

Net investment income	0.85	%(d)	1.59	%(e)	1.34	%(e)	1.20	%(e)	1.30	%(e)

Supplemental Data
Net assets, end of year (000)	$1,306		$2,088		$859		$768		$483

Portfolio turnover rate	23	%(f)	54	%(g)	57	%(g)	59	%(g)	80	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)

From January 1, 2020 through March 8, 2020, the LifePath Dynamic Fund invested in its corresponding LifePath Dynamic Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income. Beginning March 9, 2020, the LifePath Dynamic Fund began to operate as a stand-alone fund and received its share of the allocated fees waived and expenses and/or net investment income from its Underlying Master Portfolios. Expenses incurred indirectly from investing in underlying funds were excluded for the year. For the year ended December 31, 2020, allocated fees waived and excluded expenses from investments in underlying funds were 0.21% and 0.14%, respectively.

(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016
Allocated fees waived	0.54%	0.51%	0.54%	0.52%
Investments in underlying funds	0.13%	0.12%	0.17%	0.15%

(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	69

Financial Highlights (continued)

(For a share outstanding throughout each period)

BlackRock LifePath® Dynamic 2065 Fund

Institutional

Year Ended 12/31/20	Period from 10/30/19(a) to 12/31/19

Net asset value, beginning of period	$10.47		$10.00

Net investment income(b)	0.13		0.07
Net realized and unrealized gain	1.30		0.47

Net increase from investment operations	1.43		0.54

Distributions from net investment income(c)	(0.16)		(0.07)

Net asset value, end of period	$11.74		$10.47

Total Return(d)
Based on net asset value	13.99%		5.36	%(e)

Ratios to Average Net Assets
Total expenses	1.23	%(f)	0.83	%(g)(h)(i)

Total expenses after fees waived and/or reimbursed	0.54	%(f)	0.56	%(g)(h)

Net investment income	1.34	%(f)	4.23	%(g)(h)

Supplemental Data
Net assets, end of period (000)	$486		$419

Portfolio turnover rate	45	%(j)	3	%(k)

(a)	Commencement of operations.
(b)	Based on average Common Shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)

From January 1, 2020 through March 8, 2020, the LifePath Dynamic Fund invested in its corresponding LifePath Dynamic Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income. Beginning March 9, 2020, the LifePath Dynamic Fund began to operate as a stand-alone fund and received its share of the allocated fees waived and expenses and/or net investment income from its Underlying Master Portfolios. Expenses incurred indirectly from investing in underlying funds were excluded for the year. For the year ended December 31, 2020, allocated fees waived and excluded expenses from investments in underlying funds were 0.37% and 0.15%, respectively.

(g)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

Period from
10/30/19 to 12/31/19 (a)
Allocated fees waived	2.93%
Investments in underlying funds	0.13%

(h)	Annualized.
(i)	Audit fees were not annualized in the calculation of expense ratios. If this expense was annualized, the total expenses would have been 2.14%.
(j)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(k)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

70	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

BlackRock LifePath® Dynamic 2065 Fund (continued)

Investor A

Year Ended 12/31/20	Period from 10/30/19(a) to 12/31/19

Net asset value, beginning of period	$10.47		$10.00

Net investment income(b)	0.11		0.07
Net realized and unrealized gain	1.30		0.46

Net increase from investment operations	1.41		0.53

Distributions from net investment income(c)	(0.14)		(0.06)

Net asset value, end of period	$11.74		$10.47

Total Return(d)
Based on net asset value	13.70%		5.32	%(e)

Ratios to Average Net Assets
Total expenses	1.48	%(f)	1.08	%(g)(h)(i)

Total expenses after fees waived and/or reimbursed	0.79	%(f)	0.81	%(g)(h)

Net investment income	1.10	%(f)	3.98	%(g)(h)

Supplemental Data
Net assets, end of period (000)	$501		$419

Portfolio turnover rate	45	%(j)	3	%(k)

(a)	Commencement of operations.
(b)	Based on average Common Shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)

From January 1, 2020 through March 8, 2020, the LifePath Dynamic Fund invested in its corresponding LifePath Dynamic Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income. Beginning March 9, 2020, the LifePath Dynamic Fund began to operate as a stand-alone fund and received its share of the allocated fees waived and expenses and/or net investment income from its Underlying Master Portfolios. Expenses incurred indirectly from investing in underlying funds were excluded for the year. For the year ended December 31, 2020, allocated fees waived and excluded expenses from investments in underlying funds were 0.37% and 0.15%, respectively.

(g)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

Period from
10/30/19 to 12/31/19 (a)
Allocated fees waived	2.93%
Investments in underlying funds	0.13%

(h)	Annualized.
(i)	Audit fees were not annualized in the calculation of expense ratios. If this expense was annualized, the total expenses would have been 2.39%.
(j)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(k)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	71

Financial Highlights (continued)

(For a share outstanding throughout each period)

BlackRock LifePath® Dynamic 2065 Fund (continued)

Investor C

Year Ended 12/31/20	Period from 10/30/19(a) to 12/31/19

Net asset value, beginning of period	$10.47		$10.00

Net investment income(b)	0.03		0.05
Net realized and unrealized gain	1.30		0.47

Net increase from investment operations	1.33		0.52

Distributions from net investment income(c)	(0.06)		(0.05)

Net asset value, end of period	$11.74		$10.47

Total Return(d)
Based on net asset value	12.83%		5.18	%(e)

Ratios to Average Net Assets
Total expenses	2.24	%(f)	1.88	%(g)(h)(i)

Total expenses after fees waived and/or reimbursed	1.55	%(f)	1.61	%(g)(h)

Net investment income	0.33	%(f)	3.13	%(g)(h)

Supplemental Data
Net assets, end of period (000)	$470		$419

Portfolio turnover rate	45	%(j)	3	%(k)

(a)	Commencement of operations.
(b)	Based on average Common Shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)

From January 1, 2020 through March 8, 2020, the LifePath Dynamic Fund invested in its corresponding LifePath Dynamic Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income. Beginning March 9, 2020, the LifePath Dynamic Fund began to operate as a stand-alone fund and received its share of the allocated fees waived and expenses and/or net investment income from its Underlying Master Portfolios. Expenses incurred indirectly from investing in underlying funds were excluded for the year. For the year ended December 31, 2020, allocated fees waived and excluded expenses from investments in underlying funds were 0.37% and 0.15%, respectively.

(g)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

Period from
10/30/19 to 12/31/19 (a)
Allocated fees waived	2.93%
Investments in underlying funds	0.13%

(h)	Annualized.
(i)	Audit fees were not annualized in the calculation of expense ratios. If this expense was annualized, the total expenses would have been 3.19%.
(j)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(k)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

72	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

BlackRock LifePath® Dynamic 2065 Fund (continued)

Class K

Year Ended 12/31/20	Period from 10/30/19(a) to 12/31/19

Net asset value, beginning of period	$10.48		$10.00

Net investment income(b)	0.16		0.08
Net realized and unrealized gain	1.29		0.47

Net increase from investment operations	1.45		0.55

Distributions from net investment income(c)	(0.19)		(0.07)

Net asset value, end of period	$11.74		$10.48

Total Return(d)
Based on net asset value	14.15%		5.49	%(e)

Ratios to Average Net Assets
Total expenses	0.99	%(f)	0.63	%(g)(h)(i)

Total expenses after fees waived and/or reimbursed	0.30	%(f)	0.36	%(g)(h)

Net investment income	1.59	%(f)	4.43	%(g)(h)

Supplemental Data
Net assets, end of period (000)	$2,969		$2,514

Portfolio turnover rate	45	%(j)	3	%(k)

(a)	Commencement of operations.
(b)	Based on average Common Shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)

From January 1, 2020 through March 8, 2020, the LifePath Dynamic Fund invested in its corresponding LifePath Dynamic Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income. Beginning March 9, 2020, the LifePath Dynamic Fund began to operate as a stand-alone fund and received its share of the allocated fees waived and expenses and/or net investment income from its Underlying Master Portfolios. Expenses incurred indirectly from investing in underlying funds were excluded for the year. For the year ended December 31, 2020, allocated fees waived and excluded expenses from investments in underlying funds were 0.37% and 0.15%, respectively.

(g)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

Period from
10/30/19 to 12/31/19 (a)
Allocated fees waived	2.93%
Investments in underlying funds	0.13%

(h)	Annualized.
(i)	Audit fees were not annualized in the calculation of expense ratios. If this expense was annualized, the total expenses would have been 1.94%.
(j)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(k)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	73

Financial Highlights (continued)

(For a share outstanding throughout each period)

BlackRock LifePath® Dynamic 2065 Fund (continued)

Class R

Year Ended 12/31/20	Period from 10/30/19(a) to 12/31/19

Net asset value, beginning of period	$10.47		$10.00

Net investment income(b)	0.09		0.07
Net realized and unrealized gain	1.30		0.46

Net increase from investment operations	1.39		0.53

Distributions from net investment income(c)	(0.12)		(0.06)

Net asset value, end of period	$11.74		$10.47

Total Return(d)
Based on net asset value	13.47%		5.28	%(e)

Ratios to Average Net Assets
Total expenses	1.68	%(f)	1.28	%(g)(h)(i)

Total expenses after fees waived and/or reimbursed	0.99	%(f)	1.01	%(g)(h)

Net investment income	0.89	%(f)	3.78	%(g)(h)

Supplemental Data
Net assets, end of period (000)	$470		$419

Portfolio turnover rate	45	%(j)	3	%(k)

(a)	Commencement of operations.
(b)	Based on average Common Shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)

From January 1, 2020 through March 8, 2020, the LifePath Dynamic Fund invested in its corresponding LifePath Dynamic Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income. Beginning March 9, 2020, the LifePath Dynamic Fund began to operate as a stand-alone fund and received its share of the allocated fees waived and expenses and/or net investment income from its Underlying Master Portfolios. Expenses incurred indirectly from investing in underlying funds were excluded for the year. For the year ended December 31, 2020, allocated fees waived and excluded expenses from investments in underlying funds were 0.37% and 0.15%, respectively.

(g)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

Period from
10/30/19 to 12/31/19 (a)
Allocated fees waived	2.93%
Investments in underlying funds	0.13%

(h)	Annualized.
(i)	Audit fees were not annualized in the calculation of expense ratios. If this expense was annualized, the total expenses would have been 2.59%
(j)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(k)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

74	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock LifePath® Dynamic 2025 Fund	LifePath Dynamic 2025 Fund	Diversified
BlackRock LifePath® Dynamic 2035 Fund	LifePath Dynamic 2035 Fund	Diversified
BlackRock LifePath® Dynamic 2045 Fund	LifePath Dynamic 2045 Fund	Diversified
BlackRock LifePath® Dynamic 2055 Fund	LifePath Dynamic 2055 Fund	Diversified
BlackRock LifePath® Dynamic 2065 Fund	LifePath Dynamic 2065 Fund	Diversified

As of period end, the investment of LifePath Dynamic 2025 Fund, LifePath Dynamic 2035 Fund, LifePath Dynamic 2045 Fund, LifePath Dynamic 2055 Fund and LifePath Dynamic 2065 Fund in the Diversified Equity Master Portfolio represented 27.5%, 40.6%, 51.1%, 54.1% and 53.8%, respectively, of net assets. The investment of LifePath Dynamic 2025 Fund, LifePath Dynamic 2035 Fund, LifePath Dynamic 2045 Fund, LifePath Dynamic 2055 Fund and LifePath Dynamic 2065 Fund in the CoreAlpha Bond Master Portfolio represented 14.2%, 6.6%, 1.4%, 0.2% and 0.3%, respectively, of net assets. As such, financial statements of the Diversified Equity Master Portfolio and CoreAlpha Bond Master Portfolio, including the Schedules of Investments, should be read in conjunction with each respective Fund’s financial statements. Diversified Equity Master Portfolio’s and CoreAlpha Bond Master Portfolio’s financial statements are available, without charge, on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at sec.gov.

The Funds will generally invest in other registered investment companies (each, an “Underlying Fund” and collectively, the “Underlying Funds”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates, which are affiliates of the Funds. The Funds may also invest in other master portfolios (“Underlying Master Portfolios”) that are managed by subsidiaries of BlackRock.

The value of a Fund’s investment in each of Diversified Equity Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio reflects that Fund’s proportionate interest in the net assets of that master portfolio. As of period end, the Funds held interests in Underlying Master Portfolios as follows:

Fund Name	Diversified Equity Master Portfolio	CoreAlpha Bond Master Portfolio	International Tilts Master Portfolio	Master Total Return Portfolio
LifePath Dynamic 2025 Fund	3.8%	0.8%	3.5%	0.1%
LifePath Dynamic 2035 Fund	6.3	0.4	6.2	—(a)
LifePath Dynamic 2045 Fund	6.0	0.1	6.0	—(a)
LifePath Dynamic 2055 Fund	4.0	—(a)	4.0	—(a)
LifePath Dynamic 2065 Fund	0.4	—(a)	0.4	—(a)

(a)	Amount is less than 0.1%.

Prior to March 9, 2020, each Fund was a “feeder” fund (each a “Feeder Fund” and collectively the “Feeder Funds”) that invested all of its assets in a corresponding “master” portfolio of Master Investment Portfolio (“MIP”), each of which had the same objective and strategies as the applicable Feeder Fund. Each Feeder Fund sought to achieve its investment objective by investing all of its assets in a corresponding master portfolio: LifePath® Dynamic 2025 Master Portfolio, LifePath® Dynamic 2035 Master Portfolio, LifePath® Dynamic 2045 Master Portfolio, LifePath® Dynamic 2055 Master Portfolio and LifePath® Dynamic 2065 Master Portfolio (each, a “LifePath Dynamic Master Portfolio” and together, the “LifePath Dynamic Master Portfolios”), which had the same objective and strategies as the applicable Feeder Fund. The value of each Feeder Fund’s investment in its corresponding LifePath Dynamic Master Portfolio reflected the Feeder Fund’s proportionate interest in the net assets of the LifePath Dynamic Master Portfolio. The performance of the Feeder Funds was directly affected by the performance of the LifePath Dynamic Master Portfolios. Prior to March 9, 2020, the percentage of each LifePath Dynamic Master Portfolio owned by the corresponding Feeder Fund was 100%.

For the period January 1, 2020 to March 6, 2020, each LifePath Dynamic Master Portfolio allocated net investment income, net realized gain (loss) and net change in unrealized appreciation (depreciation) to its respective Feeder Fund in the following amounts:

Fund Name	Net Investment Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
LifePath Dynamic 2025 Fund	$234,835	$26,751	$(3,821,745)
LifePath Dynamic 2035 Fund	190,187	(167,504)	(6,405,520)
LifePath Dynamic 2045 Fund	126,284	(157,752)	(5,866,982)
LifePath Dynamic 2055 Fund	87,068	24,603	(3,287,406)
LifePath Dynamic 2065 Fund	7,936	(102,550)	(287,637)

On March 9, 2020, each Feeder Fund ceased to invest in its corresponding LifePath Dynamic Master Portfolio as part of a “master-feeder” structure and began to operate as a stand-alone fund. The change into a stand-alone structure did not result to a change in net assets of the Fund and did not create a taxable event for the Fund.

N O T E S T O F I N A N C I A L S T A T E M E N T S	75

Notes to Financial Statements  (continued)

Each Feeder Fund received net assets, which included net unrealized appreciation (depreciation), in exchange for its ownership in its respective LifePath Dynamic Master Portfolio which included net unrealized appreciation (depreciation). The cost basis for the investments received from each respective LifePath Dynamic Master Portfolio was carried forward to align ongoing reporting of the LifePath Dynamic Master Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The amounts were as follows:

Fund Name	LifePath Dynamic Master Portfolio Net Assets	LifePath Dynamic Master Portfolio Appreciation (Depreciation)	Feeder Fund Appreciation (Depreciation)
LifePath Dynamic 2025 Fund	$85,145,285	$1,308,615	$1,287,339
LifePath Dynamic 2035 Fund	81,286,280	(535,815)	(537,100)
LifePath Dynamic 2045 Fund	57,417,908	(942,753)	(944,078)
LifePath Dynamic 2055 Fund	32,933,418	(627,666)	(595,884)
LifePath Dynamic 2065 Fund	3,584,101	(223,985)	(223,985)

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Class K and Class R Shares	No	No	None
Investor A Shares	Yes	No(a)	None
Investor C Shares	No	Yes(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Prior to March 9, 2020, the Feeder Funds’, for financial reporting purposes, contributions to and withdrawals from each LifePath Dynamic Master Portfolio were accounted for on a trade date basis. Each Feeder Fund recorded its proportionate share of its respective LifePath Dynamic Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses were adjusted utilizing partnership tax allocation rules. In addition, the Feeder Funds accrued their own expenses. Income, expenses and realized and unrealized gains and losses were allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts and forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least

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Notes to Financial Statements  (continued)

equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Fund (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments. Prior to March 9, 2020, each Feeder Fund recorded its investment in its corresponding LifePath Dynamic Master Portfolio at fair value based on each Feeder Fund’s proportionate interest in the net assets of its corresponding LifePath Dynamic Master Portfolio.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•	The Funds record their proportionate investment in the Underlying Master Portfolios at fair value, which is based upon their pro rata ownership in the net assets of the Underlying Master Portfolios.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

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Notes to Financial Statements  (continued)

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2020, certain investments of the Funds were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as investment companies in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value - affiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities on loan by counterparty which are subject to offset under an MSLA:

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
LifePath Dynamic 2025 Fund
J.P. Morgan Securities LLC	$3,271,368	$(3,271,368)	$—

LifePath Dynamic 2065 Fund
J.P. Morgan Securities LLC	$329,720	$(329,720)	$—
Jefferies LLC	72,150	(72,150)	—

	$401,870	$(401,870)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with

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Notes to Financial Statements   (continued)

cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparties are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

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Notes to Financial Statements  (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Prior to March 9, 2020, MIP, on behalf of the LifePath Dynamic Master Portfolios, entered into an Investment Advisory Agreement with the Manager, the LifePath Dynamic Master Portfolios’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager was responsible for the management of each LifePath Dynamic Master Portfolio’s portfolio and provided the personnel, facilities, equipment and certain other services necessary to the operations of each LifePath Dynamic Master Portfolio.

For such services, each LifePath Dynamic Master Portfolio paid the Manager a monthly fee at an annual rate equal to 0.35% of the average daily value of each LifePath Dynamic Master Portfolio’s net assets.

With respect to each LifePath Dynamic Master Portfolio, the Manager entered into separate sub-advisory agreements with each of BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager paid each Sub-Advisor for services it provided for that portion of each LifePath Dynamic Master Portfolio for which it acted as sub-adviser, a monthly fee that was equal to a percentage of the investment advisory fees paid by each LifePath Dynamic Master Portfolio to the Manager.

On March 9, 2020, each Fund entered into an Investment Advisory Agreement with the Manager, the terms of which are substantially the same as the Investment Advisory Agreement between Manager and the LifePath Dynamic Master Portfolios, including the investment advisory fee rate. The Manager in turn, entered into new sub-advisory agreements with each of the Sub-Advisers with respect to each Fund, the terms of which are substantially the same as the sub-advisory agreements between the Manager and the Sub-Advisers with respect to each LifePath Dynamic Master Portfolio.

For its services to each Fund, the Manager is entitled to receive an annual management fee of 0.35% of such Fund’s average daily net assets. Prior to March 9, 2020, the Manager had contractually agreed to waive 0.30% of its investment advisory fees at the LifePath Dynamic Master Portfolio level through April 30, 2020.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

Share Class	Service Fees	Distribution Fees
Investor A	0.25%	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A	Investor C	Class R	Total
LifePath Dynamic 2025 Fund	$53,137	$28,839	$19,451	$101,427
LifePath Dynamic 2035 Fund	64,504	29,061	15,466	109,031
LifePath Dynamic 2045 Fund	40,972	13,420	13,951	68,343
LifePath Dynamic 2055 Fund	33,092	11,088	8,146	52,326
LifePath Dynamic 2065 Fund	1,042	3,990	1,996	7,028

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL” or the “Administrator”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Funds’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Funds. Effective March 9, 2020, BAL is entitled to receive for these administrative services an annual fee of 0.30% based on the average daily net assets of each Fund’s Institutional, Investor A and Investor C Shares, 0.05% of the average daily net assets of Class K Shares and 0.25% of the average daily net assets of Class R Shares. Prior to March 9, 2020, BAL was entitled to receive an annual fee of 0.35% based on the average daily net assets of each Fund’s Institutional and Investor A Shares, 0.40% of the average daily net assets of Investor C Shares, 0.15% of the average daily net assets of Class K Shares and 0.30% of the average daily net assets of Class R Shares.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Funds and, accordingly, have a favorable impact on their performance. BAL may delegate certain of its administration duties to sub-administrators.

For the year ended December 31, 2020, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total
LifePath Dynamic 2025 Fund	$27,318	$65,823	$9,269	$35,189	$10,191	$147,790
LifePath Dynamic 2035 Fund	26,234	79,940	9,285	32,217	8,147	155,823
LifePath Dynamic 2045 Fund	18,002	50,815	4,323	24,215	7,337	104,692
LifePath Dynamic 2055 Fund	14,265	40,897	3,546	11,240	4,262	74,210
LifePath Dynamic 2065 Fund	1,245	1,288	1,272	1,687	1,036	6,528

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Notes to Financial Statements (continued)

Other Fees: For the year ended December 31, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Investor A
LifePath Dynamic 2025 Fund	$1,096
LifePath Dynamic 2035 Fund	829
LifePath Dynamic 2045 Fund	1,468
LifePath Dynamic 2055 Fund	270
LifePath Dynamic 2065 Fund	6

For the year ended December 31, 2020, affiliates received CDSCs as follows:

Fund Name	Investor A	Investor C
LifePath Dynamic 2025 Fund	$24	$262
LifePath Dynamic 2035 Fund	—	550
LifePath Dynamic 2045 Fund	—	4
LifePath Dynamic 2055 Fund	—	137

Expense Waivers and Reimbursements: Effective March 9, 2020, with respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to BFA indirectly through its investment in affiliated money market funds managed by the Manager or its affiliates through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. Prior to March 9, 2020, this waiver was voluntary. These amounts are included in fees waived and/or reimbursed by the Administrator/Manager in the Statements of Operations. For the year ended December 31, 2020, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed By the Administrator/Manager
LifePath Dynamic 2025 Fund	$1,981
LifePath Dynamic 2035 Fund	1,168
LifePath Dynamic 2045 Fund	1,013
LifePath Dynamic 2055 Fund	1,267
LifePath Dynamic 2065 Fund	78

Effective March 9, 2020, the Manager and the Administrator have contractually agreed to reimburse each Fund for acquired fund fees and expenses up to a maximum amount equal to the combined investment advisory fee and administration fee of each share class through April 30, 2021. These amounts are included in fees waived and/or reimbursed by the Administrator/Manager in the Statements of Operations. For the year ended December 31, 2020, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed By the Administrator/Manager
LifePath Dynamic 2025 Fund	$165,181
LifePath Dynamic 2035 Fund	192,225
LifePath Dynamic 2045 Fund	147,280
LifePath Dynamic 2055 Fund	88,030
LifePath Dynamic 2065 Fund	9,651

The fees and expenses of the Trust’s Independent Trustees, counsel to the Independent Trustees and the Funds’ independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Funds. Effective March 9, 2020, the Administrator has contractually agreed to reimburse the Funds or provide an offsetting credit against the administration fees paid by the Funds in an amount equal to these independent expenses through April 30, 2030. These amounts are included in fees waived and/or reimbursed by the Administrator/Manager in the Statements of Operations. For the year ended December 31, 2020, the Funds waived the following amounts:

Fund Name	Fees Waived and/or Reimbursed By the Administrator/Manager
LifePath Dynamic 2025 Fund	$24,060
LifePath Dynamic 2035 Fund	24,022
LifePath Dynamic 2045 Fund	23,998
LifePath Dynamic 2055 Fund	23,892
LifePath Dynamic 2065 Fund	18,523

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Funds are responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Funds bear to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

N O T E S T O F I N A N C I A L S T A T E M E N T S	81

Notes to Financial Statements (continued)

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated – net in the Statements of Operations. For the year ended December 31, 2020, each Fund paid BTC the following amounts for securities lending agent services:

Fund Name	Amounts
LifePath Dynamic 2025 Fund	$945
LifePath Dynamic 2035 Fund	613
LifePath Dynamic 2045 Fund	198
LifePath Dynamic 2055 Fund	133
LifePath Dynamic 2065 Fund	126

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2020, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates.

Other Transactions: Each Fund may invest its positive cash balances in certain money market funds managed by the Manager or an affiliate. The income earned on these temporary cash investments is shown as income-affiliated in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended December 31, 2020, purchases and sales of investments, excluding short-term investments, were as follows:

LifePath Dynamic Fund Name	Purchases(a)	Sales(a)
LifePath Dynamic 2025 Fund	$59,139,089	$36,948,119
LifePath Dynamic 2035 Fund	58,614,338	24,385,087
LifePath Dynamic 2045 Fund	45,015,432	15,387,721
LifePath Dynamic 2055 Fund	28,602,646	7,925,002
LifePath Dynamic 2065 Fund	2,123,167	1,801,492

(a)	Includes purchases and sales of investments from the LifePath Dynamic Master Portfolio for the period January 1, 2020 to March 6, 2020, as follows:

LifePath Dynamic Fund Name	Purchase	Sales
LifePath Dynamic 2025 Fund	$21,993,704	$5,949,045
LifePath Dynamic 2035 Fund	19,810,048	1,981,145
LifePath Dynamic 2045 Fund	14,199,310	797,446
LifePath Dynamic 2055 Fund	8,974,444	409,658
LifePath Dynamic 2065 Fund	942,152	663,988

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

82	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of December 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The tax character of distributions paid was as follows:

	Periods	LifePath Dynamic 2025 Fund	LifePath Dynamic 2035 Fund	LifePath Dynamic 2045 Fund	LifePath Dynamic 2055 Fund	LifePath Dynamic 2065 Fund
Ordinary income	12/31/20	$2,183,034	$1,849,650	$1,276,545	$610,343	$65,768
	12/31/19	1,696,885	1,313,415	816,299	452,442	25,979
Long-term capital gains	12/31/20	429,019	374,136	365,008	269,418	—
	12/31/19	1,643,581	1,955,802	1,507,012	763,002	—

Total	12/31/20	$2,612,053	$2,223,786	$1,641,553	$879,761	$65,768

	12/31/19	$3,340,466	$3,269,217	$2,323,311	$1,215,444	$25,979

As of period end, the tax components of accumulated earnings (loss) were as follows:

	LifePath Dynamic 2025 Fund	LifePath Dynamic 2035 Fund	LifePath Dynamic 2045 Fund	LifePath Dynamic 2055 Fund	LifePath Dynamic 2065 Fund
Undistributed ordinary income	$1,828,222	$1,634,685	$608,671	$796,065	$17,611
Undistributed long-term capital gains	508,133	—	42,158	—	—
Non-expiring capital loss carryforwards(a)	—	—	—	—	(177,558)
Net unrealized gains(b)	11,490,565	15,768,547	13,202,732	8,692,649	881,553

	$13,826,920	$17,403,232	$13,853,561	$9,488,714	$721,606

(a)	Amounts available to offset future realized capital gains.
(b)	The difference between book-basis and tax-basis net unrealized gains were attributable primarily to tax deferral of losses on wash sales, and the timing and recognition of partnership income.

As of December 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

	LifePath Dynamic 2025 Fund	LifePath Dynamic 2035 Fund	LifePath Dynamic 2045 Fund	LifePath Dynamic 2055 Fund	LifePath Dynamic 2065 Fund
Tax cost	$91,269,172	$96,373,016	$71,897,726	$45,859,697	$4,473,007

Gross unrealized appreciation	$14,404,245	$18,684,930	$15,159,650	$9,950,189	$985,451
Gross unrealized depreciation	(2,943,806)	(2,951,183)	(1,967,472)	(1,235,052)	(103,898)

Net unrealized appreciation (depreciation)	$11,460,439	$15,733,747	$13,192,178	$8,715,137	$881,553

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2020, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

N O T E S T O F I N A N C I A L S T A T E M E N T S	83

Notes to Financial Statements   (continued)

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within certain Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/20		Year Ended 12/31/19
LifePath Dynamic Fund Name / Share Class	Shares	Amounts	Shares	Amounts
LifePath Dynamic 2025 Fund
Institutional
Shares sold	888,646	$11,673,760	145,686	$1,886,939
Shares issued in reinvestment of distributions	21,384	288,932	10,305	137,716
Shares redeemed	(400,641)	(5,305,987)	(68,009)	(887,130)

	509,389	$6,656,705	87,982	$1,137,525

84	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

	Year Ended 12/31/20		Year Ended 12/31/19
LifePath Dynamic Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts
LifePath Dynamic 2025 Fund (continued)
Investor A
Shares sold and automatic conversion of shares	636,798	$8,435,427	450,949	$5,854,201
Shares issued in reinvestment of distributions	41,843	561,896	94,968	1,256,631
Shares redeemed	(750,001)	(9,681,873)	(1,010,908)	(13,197,354)

	(71,360)	$(684,550)	(464,991)	$(6,086,522)

Investor C
Shares sold	45,168	$579,626	78,990	$1,027,278
Shares issued in reinvestment of distributions	3,687	49,190	10,304	135,798
Shares redeemed and automatic conversion of shares	(127,465)	(1,643,028)	(39,874)	(514,450)

	(78,610)	$(1,014,212)	49,420	$648,626

Class K
Shares sold	3,093,257	$41,393,406	2,102,462	$27,097,520
Shares issued in reinvestment of distributions	121,859	1,627,680	116,758	1,545,874
Shares redeemed	(1,677,608)	(22,161,954)	(432,577)	(5,624,969)

	1,537,508	$20,859,132	1,786,643	$23,018,425

Class R
Shares sold	88,418	$1,078,919	363,664	$4,788,863
Shares issued in reinvestment of distributions	6,234	82,699	19,801	261,740
Shares redeemed	(263,219)	(3,351,082)	(398,789)	(5,206,426)

	(168,567)	$(2,189,464)	(15,324)	$(155,823)

	1,728,360	$23,627,611	1,443,730	$18,562,231

	Year Ended 12/31/20		Year Ended 12/31/19
LifePath Dynamic Fund Name / Share Class	Shares	Amounts	Shares	Amounts
LifePath Dynamic 2035 Fund
Institutional
Shares sold	686,409	$9,434,424	152,746	$2,104,437
Shares issued in reinvestment of distributions	16,611	231,317	13,570	193,338
Shares redeemed	(248,957)	(3,499,406)	(69,828)	(967,536)

	454,063	$6,166,335	96,488	$1,330,239

Investor A
Shares sold and automatic conversion of shares	283,156	$3,844,387	445,966	$6,179,054
Shares issued in reinvestment of distributions	40,702	560,632	103,630	1,468,415
Shares redeemed	(553,874)	(7,516,676)	(844,234)	(11,720,338)

	(230,016)	$(3,111,657)	(294,638)	$(4,072,869)

Investor C
Shares sold	50,104	$696,856	62,286	$841,570
Shares issued in reinvestment of distributions	3,106	42,447	9,307	130,917
Shares redeemed and automatic conversion of shares	(78,832)	(1,087,914)	(63,644)	(872,735)

	(25,622)	$(348,611)	7,949	$99,752

Class K
Shares sold	3,318,437	$48,044,512	1,464,322	$20,534,910
Shares issued in reinvestment of distributions	94,266	1,333,583	84,177	1,218,744
Shares redeemed	(1,111,668)	(15,435,233)	(176,844)	(2,480,509)

	2,301,035	$33,942,862	1,371,655	$19,273,145

Class R
Shares sold	75,984	$1,034,741	387,779	$5,403,856
Shares issued in reinvestment of distributions	4,077	55,606	17,770	251,907
Shares redeemed	(303,414)	(4,129,418)	(274,592)	(3,784,365)

	(223,353)	$(3,039,071)	130,957	$1,871,398

	2,276,107	$33,609,858	1,312,411	$18,501,665

N O T E S T O F I N A N C I A L S T A T E M E N T S	85

Notes to Financial Statements  (continued)

	Year Ended 12/31/20		Year Ended 12/31/19
LifePath Dynamic Fund Name / Share Class	Shares	Amounts	Shares	Amounts
LifePath Dynamic 2045 Fund
Institutional
Shares sold	250,447	$3,658,392	126,649	$1,801,837
Shares issued in reinvestment of distributions	10,575	153,135	14,884	225,986
Shares redeemed	(126,020)	(1,880,638)	(70,053)	(1,017,500)

	135,002	$1,930,889	71,480	$1,010,323

Investor A
Shares sold and automatic conversion of shares	205,905	$2,933,477	255,882	$3,710,591
Shares issued in reinvestment of distributions	25,478	364,949	61,642	933,153
Shares redeemed	(405,721)	(5,883,322)	(480,543)	(7,046,358)

	(174,338)	$(2,584,896)	(163,019)	$(2,402,614)

Investor C
Shares sold	28,969	$409,685	43,427	$623,790
Shares issued in reinvestment of distributions	1,380	19,279	4,748	71,162
Shares redeemed and automatic conversion of shares	(78,274)	(1,134,872)	(55,389)	(795,393)

	(47,925)	$(705,908)	(7,214)	$(100,441)

Class K
Shares sold	2,578,695	$39,845,566	1,066,982	$15,664,635
Shares issued in reinvestment of distributions	71,091	1,047,675	58,405	900,712
Shares redeemed	(717,187)	(10,686,485)	(119,834)	(1,760,033)

	1,932,599	$30,206,756	1,005,553	$14,805,314

Class R
Shares sold	95,874	$1,379,186	172,411	$2,543,252
Shares issued in reinvestment of distributions	3,933	55,707	12,607	190,657
Shares redeemed	(224,764)	(3,121,539)	(167,375)	(2,397,684)

	(124,957)	$(1,686,646)	17,643	$336,225

	1,720,381	$27,160,195	924,443	$13,648,807

	Year Ended 12/31/20		Year Ended 12/31/19
LifePath Dynamic Fund Name / Share Class	Shares	Amounts	Shares	Amounts
LifePath Dynamic 2055 Fund
Institutional
Shares sold	231,024	$3,529,560	109,862	$1,655,918
Shares issued in reinvestment of distributions	7,155	107,753	9,887	155,902
Shares redeemed	(104,273)	(1,674,923)	(34,573)	(519,889)

	133,906	$1,962,390	85,176	$1,291,931

Investor A
Shares sold and automatic conversion of shares	265,301	$3,843,823	267,843	$4,016,695
Shares issued in reinvestment of distributions	18,239	269,077	39,725	622,770
Shares redeemed	(238,110)	(3,606,263)	(346,288)	(5,263,361)

	45,430	$506,637	(38,720)	$(623,896)

Investor C
Shares sold	33,356	$487,218	29,384	$437,909
Shares issued in reinvestment of distributions	1,033	14,754	2,994	46,497
Shares redeemed and automatic conversion of shares	(51,319)	(761,069)	(21,106)	(315,539)

	(16,930)	$(259,097)	11,272	$168,867

Class K
Shares sold	1,564,824	$25,100,115	348,229	$5,361,096
Shares issued in reinvestment of distributions	29,937	459,140	18,491	296,673
Shares redeemed	(384,754)	(5,962,713)	(61,171)	(932,877)

	1,210,007	$19,596,542	305,549	$4,724,892

86	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Year Ended 12/31/20		Year Ended 12/31/19
LifePath Dynamic Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts
LifePath Dynamic 2055 Fund (continued)
Class R
Shares sold	50,352	$739,749	166,958	$2,553,228
Shares issued in reinvestment of distributions	1,922	27,746	5,785	90,577
Shares redeemed	(111,316)	(1,651,107)	(105,917)	(1,614,313)

	(59,042)	$(883,612)	66,826	$1,029,492

	1,313,371	$20,922,860	430,103	$6,591,286

	Year Ended 12/31/20		Year Ended 12/31/19
LifePath Dynamic Fund Name / Share Class	Shares	Amounts	Shares	Amounts
LifePath Dynamic 2065 Fund(a)
Institutional
Shares sold	1,612	$17,752	40,001	$400,010
Shares issued in reinvestment of distributions	8	97	—	—
Shares redeemed	(237)	(2,714)	(1)	(10)

	1,383	$15,135	40,000	$400,000

Investor A
Shares sold and automatic conversion of shares	2,782	$25,235	40,001	$400,010
Shares issued in reinvestment of distributions	29	299	—	—
Shares redeemed	(114)	(1,213)	(1)	(10)

	2,697	$24,321	40,000	$400,000

Investor C
Shares sold	—	$—	40,001	$400,010
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed and automatic conversion of shares	—	—	(1)	(10)

	—	$—	40,000	$400,000

Class K
Shares sold	21,545	$225,023	240,001	$2,400,010
Shares issued in reinvestment of distributions	145	1,507	—	—
Shares redeemed	(8,865)	(92,138)	(1)	(10)

	12,825	$134,392	240,000	$2,400,000

Class R
Shares sold	21	$240	40,001	$400,010
Shares issued in reinvestment of distributions	—1		—	—
Shares redeemed	—	—	(1)	(10)

	21	$241	40,000	$400,000

	16,926	$174,089	400,000	$4,000,000

(a)	The LifePath Dynamic 2065 commenced operations on October 30, 2019.

As of December 31, 2020, shares owned by BlackRock HoldCo 2, Inc., an affiliate of the Funds, were as follows:

Fund Name	Class K	Class R	Total
LifePath Dynamic 2045 Fund	2,003	—	2,003
LifePath Dynamic 2055 Fund	2,001	2,000	4,001

As of December 31, 2020, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total
LifePath Dynamic 2065 Fund	40,000	40,000	40,000	240,000	40,000	400,000

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	87

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds III and Shareholders of each of the five series listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the series listed in the table below (five of the series constituting BlackRock Funds III, hereafter collectively referred to as the “Funds”) as of December 31, 2020, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of operations	Statements of changes in net assets	Financial highlights
BlackRock LifePath®Dynamic 2025 Fund	For the year ended December 31, 2020	For the years ended December 31, 2020 and 2019	For the years ended December 31, 2020, 2019, 2018, 2017 and 2016
BlackRock LifePath®Dynamic 2035 Fund
BlackRock LifePath®Dynamic 2045 Fund
BlackRock LifePath®Dynamic 2055 Fund
BlackRock LifePath®Dynamic 2065 Fund	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from October 30, 2019 (commencement of operations) to December 31, 2019

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, administrators of the Master Portfolios, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 26, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended December 31, 2020 that qualified for the dividends-received deduction were as follows:

LifePath Dynamic Fund Name	Dividends-Received Deduction
LifePath Dynamic 2025 Fund	9.55%
LifePath Dynamic 2035 Fund	16.05
LifePath Dynamic 2045 Fund	20.28
LifePath Dynamic 2055 Fund	26.21
LifePath Dynamic 2065 Fund	26.21

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2020:

LifePath Dynamic Fund Name	Qualified Dividend Income
LifePath Dynamic 2025 Fund	$582,051
LifePath Dynamic 2035 Fund	911,233
LifePath Dynamic 2045 Fund	812,609
LifePath Dynamic 2055 Fund	519,795
LifePath Dynamic 2065 Fund	55,366

The following maximum amounts are hereby designated as qualified business income for individuals for the fiscal year ended December 31, 2020:

LifePath Dynamic Fund Name	Qualified Business Income
LifePath Dynamic 2025 Fund	$30,243
LifePath Dynamic 2035 Fund	48,721
LifePath Dynamic 2045 Fund	45,605
LifePath Dynamic 2055 Fund	11,922
LifePath Dynamic 2065 Fund	3,066

For the fiscal year ended December 31, 2020, the Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

LifePath Dynamic Fund Name	Interest-Related Dividends
LifePath Dynamic 2025 Fund	$759,315
LifePath Dynamic 2035 Fund	378,798
LifePath Dynamic 2045 Fund	85,767
LifePath Dynamic 2055 Fund	35,378
LifePath Dynamic 2065 Fund	854

The Funds hereby designate the following amount of distributions from direct federal obligation interest for the fiscal year ended December 31, 2020:

LifePath Dynamic Fund Name	Federal Obligation Interest
LifePath Dynamic 2025 Fund	$153,879
LifePath Dynamic 2035 Fund	102,769
LifePath Dynamic 2045 Fund	44,093
LifePath Dynamic 2055 Fund	26,642

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following distribution amounts are hereby designated for the fiscal year ended December 31, 2020:

LifePath Dynamic Fund Name	Short-Term Capital Gain Dividends	20% Rate Long-Term Capital Gain Dividends
LifePath Dynamic 2025 Fund	$445,316	$429,019
LifePath Dynamic 2035 Fund	386,105	374,136
LifePath Dynamic 2045 Fund	282,571	365,008
LifePath Dynamic 2055 Fund	58,372	269,418

I M P O R T A N T T A X I N F O R M A T I O N ( U N A U D I T E D )	89

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Funds III (the“Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for BlackRock LifePath® Dynamic 2025 Fund, BlackRock LifePath® Dynamic 2035 Fund, BlackRock LifePath® Dynamic 2045 Fund, BlackRock LifePath® Dynamic 2055 Fund and BlackRock LifePath® Dynamic 2065 Fund (the “Funds”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on November 10-11, 2020 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2019 through September 30, 2020 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus outbreak on the Funds and the overall market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a) The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b) Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c) Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

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Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	33 RICs consisting of 159 Portfolios	None

Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	33 RICs consisting of 159 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019.	33 RICs consisting of 159 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	33 RICs consisting of 159 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	33 RICs consisting of 159 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	33 RICs consisting of 159 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	91

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	33 RICs consisting of 159 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; WABCO (commercial vehicle safety systems); Sealed Air Corp. (packaging)

Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989.	33 RICs consisting of 159 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	33 RICs consisting of 159 Portfolios	None

Joseph P. Platt 1947	Trustee (Since 2009)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	33 RICs consisting of 159 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter- Tel from 2006 to 2007.	33 RICs consisting of 159 Portfolios	None

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Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	33 RICs consisting of 159 Portfolios	None

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	117 RICs consisting of 267 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	118 RICs consisting of 268 Portfolios	None
(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	93

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Thomas Callahan 1968	Vice President (Since 2016)

Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.

Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Neal J. Andrews 1966	Chief Financial Officer (Since 2009)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.

Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Trust/MIP serve at the pleasure of the Board.

Further information about the Trust’s/MIP’s Trustees and Officers is available in the Trust’s/MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Neal J. Andrews retired as the Chief Financial Officer effective December 31, 2020, and Trent Walker was elected as the Chief Financial Officer effective January 1, 2021.

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Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by the third quarter of 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

A D D I T I O N A L I N F O R M A T I O N	95

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

LifePath Dynamic Fund and Service Providers

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Funds

400 Howard Street

San Francisco, CA 94105

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Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

CAD	Canadian Dollar

EUR	Euro

JPY	Japanese Yen

USD	United States Dollar

Portfolio Abbreviation

ETF	Exchange-Traded Fund

FTSE	Financial Times Stock Exchange

MSCI	Morgan Stanley Capital International

S&P	Standard & Poor’s

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	97

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

LPincre-12/20-AR

DECEMBER 31, 2020

2020 Annual Report

BlackRock Funds III

•	iShares MSCI Total International Index Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of December 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus (or “COVID-19”) led to a vast disruption in the global economy and financial markets. The threat from the coronavirus became increasingly apparent throughout February and March 2020, and countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point of the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs late in the reporting period following a series of successful vaccine trials and passage of additional stimulus. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities from developed economies grew at a more modest pace, lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

Following the coronavirus outbreak, the Fed instituted two emergency interest rate cuts, pushing short-term interest rates, already low as the year began, close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to accelerate as vaccination efforts get under way. The results of the U.S. elections also cleared the way for additional stimulus spending in 2021, which is likely to be a solid tailwind for economic growth. Inflation should increase as the expansion continues, but a shift in central bank policy means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the equity expansion.

Overall, we favor a positive stance toward risk, with an overweight in both equities and credit. We see U.S. and Asian equities benefiting from structural growth trends in tech, while emerging markets should be particularly helped by a vaccine-led economic expansion. In credit, rising inflation should provide tailwinds for inflation-protected bonds, and Euro area peripherals and Asian bonds also provide attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2020

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	22.16%	18.40%

U.S. small cap equities (Russell 2000® Index)	37.85	19.96

International equities (MSCI Europe, Australasia, Far East Index)	21.61	7.82

Emerging market equities (MSCI Emerging Markets Index)	31.14	18.31

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.07	0.67

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(1.87)	10.58

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.29	7.51

Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.92	4.95

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	11.32	7.05

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of December 31, 2020	iShares MSCI Total International Index Fund

Investment Objective

iShares MSCI Total International Index Fund’s (the “Fund”) investment objective is to match the performance of the MSCI All Country World Index ex USA Index (the “MSCI ACWI ex USA Index”) in U.S. dollars with net dividends as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2020, the Fund’s Institutional Shares returned 10.72%, Investor A Shares returned 10.47% and Class K Shares returned 10.76%. The benchmark MSCI ACWI ex USA Index returned 10.65% for the same period.

The Fund invests all of its assets in Total International ex U.S. Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

In the Asia-Pacific region, Japan outperformed relatively in the first quarter of 2020 while the country saw a technical recession after a contraction in its fourth quarter of 2019 gross domestic product growth due to a sales tax hike and as the coronavirus pandemic hit Japan’s tourism and trade in the first quarter of 2020. Both Singapore and Australia suffered from record drawdowns on coronavirus fears during the quarter. On continental Europe, Italy and Spain were among the worst performers as the COVID-19 outbreak in Italy intensified in late February and virus-related measures started to disrupt economic activities in the broader region with both France and Germany dragging the index down. The globally integrated European economy was particularly vulnerable to global supply chain disruptions, posing downside risks to growth. Macro data across the region showed a significant negative impact, as export orders sharply declined and the Eurozone March final manufacturing Purchasing Managers’ Index came in at 44.5 versus 44.6 estimated, its lowest since July 2012. In the United Kingdom, business sentiment improved in the first two months, before the spread of COVID-19 started to rattle its economy.

Developed markets advanced in the second quarter of 2020, amid strong fiscal and monetary stimulus, combined with the reopening of economies. The European Central Bank (“ECB”) continued its quantitative easing with a novel and flexible Pandemic Emergency Purchase Programme that allowed the ECB to buy government debt out of proportion to euro area country shareholdings in the bank. Meanwhile, the targeted long-term refinancing operation provided a record boost to the ECB balance. On continental Europe, Germany outperformed with stronger government support while Italy, Switzerland and Spain lagged. Shares in the United Kingdom underperformed the region. In the Asia-Pacific region, Australia led strong gains after suffering from record drawdowns on coronavirus fears in the previous quarter. Hong Kong and Singapore underperformed in the region.

Developed markets continued their recovery over the third quarter of 2020 but at a slower pace than the second quarter. The ease of restrictions and supportive fiscal and monetary policies helped the market recovery over the quarter despite the market drop toward the end of the quarter as concerns about a third coronavirus wave in the developed countries started to arise. The ECB kept its quantitative easing policies unchanged even with rising concerns around inflation and debt level in the Eurozone. The low inflation rate, euro appreciation, and slower recovery sign shown in economic data started to surface toward the second half of the third quarter and pushed the ECB to consider adjusting its policies in the fourth quarter of 2020 to tackle the low inflation rate

In the fourth quarter of 2020, developed markets rallied despite negative performance over October. Additionally, the Biden-Harris ticket was declared the winner of the U.S. presidential election. This caused market participants to forecast decreased trade tensions between the United States and its counterparties, along with more stable global policies. In addition, the announcement of the COVID-19 vaccine and the subsequent debut of vaccine distribution across developed countries reinforced the performance of the developed equity markets

Describe recent portfolio activity.

During the 12-month period, as changes were made to the composition of the MSCI ACWI ex USA Index, the Master Portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Master Portfolio remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2020 (continued)	iShares MSCI Total International Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

The Fund commenced operations on June 30, 2011.

(a)	Assuming transaction costs and other operating expenses, including administration fees, if any.
(b)

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio will be substantially invested in equity securities in the MSCI ACWI ex USA Index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI ACWI ex USA Index.

(c)	The index is a free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States.

Performance Summary for the Period Ended December 31, 2020

		Average Annual Total Returns(a)
	6-Month Total Returns	1 Year	5 Years	Since Inception	(b)
Institutional	23.81%	10.72%	8.97%	4.35%
Investor A	23.59	10.47	8.70	4.08
Class K	23.81	10.76	9.01	4.62
MSCI ACWI ex USA Index	24.33	10.65	8.93	4.77

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees.
(b)	The Fund commenced operations on June 30, 2011.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During the Period	(b)	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,238.10	$0.84		$1,000.00	$1,024.38	$0.76		0.15%
Investor A	1,000.00	1,235.90	2.30		1,000.00	1,023.08	2.08		0.41
Class K	1,000.00	1,238.10	0.62		1,000.00	1,024.58	0.56		0.11

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six-month period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

About Fund Performance	iShares MSCI Total International Index Fund

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waivers and/or reimbursements, the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Administrator is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses and (b) operating expenses, including administration fees, service and distribution fees, 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested on July 1, 2020 and held through December 31, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Total International ex U.S. Index Master Portfolio (the “Master Portfolio”) may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Master Portfolio Notes to Financial Statements.

6	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

December 31, 2020

iShares MSCI Total International Index Fund

ASSETS
Investments at value — Master Portfolio	$1,206,342,640
Receivables:
Capital shares sold	3,938,674
Prepaid expenses	28,063

Total assets	1,210,309,377

LIABILITIES
Payables:
Administration fees	16,225
Capital shares redeemed	2,462,813
Contributions to the Master Portfolio	1,475,861
Officer’s fees	330
Other accrued expenses	44,649
Professional fees	17,721
Service fees	74,562

Total liabilities	4,092,161

NET ASSETS	$1,206,217,216

NET ASSETS CONSIST OF
Paid-in capital	$980,070,901
Accumulated earnings	226,146,315

NET ASSETS	$1,206,217,216

F U N D F I N A N C I A L S T A T E M E N T S	7

Statement of Assets and Liabilities  (continued)

December 31, 2020

iShares MSCI Total International Index Fund

NET ASSET VALUE

Institutional
Net assets	$156,711,194

Shares outstanding	15,514,207

Net asset value	$10.10

Shares authorized	Unlimited

Par value	N/A

Investor A
Net assets	$383,704,601

Shares outstanding	38,097,019

Net asset value	$10.07

Shares authorized	Unlimited

Par value	N/A

Class K
Net assets	$665,801,421

Shares outstanding	63,871,768

Net asset value	$10.42

Shares authorized	Unlimited

Par value	N/A

See notes to financial statements.

8	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Year Ended December 31, 2020

iShares MSCI Total International Index Fund

INVESTMENT INCOME
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	$25,315,290
Dividends — affiliated	33,906
Non-cash dividends — unaffiliated	1,520,102
Securities lending income — affiliated — net	253,440
Foreign taxes withheld	(3,023,826)
Expenses	(882,935)
Fees waived	3,936

Total investment income	23,219,913

FUND EXPENSES
Service — class specific	819,190
Transfer agent — class specific	276,941
Administration	100,302
Registration	78,295
Professional	64,923
Printing and postage	13,870
Accounting services	5,095
Officer	424
Miscellaneous	11,039

Total expenses	1,370,079
Less:
Fees waived and/or reimbursed by the Administrator	(71,256)
Transfer agent fees waived and/or reimbursed — class specific	(31,999)

Total expenses after fees waived and/or reimbursed	1,266,824

Net investment income	21,953,089

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER PORTFOLIO
Net realized gain (loss) from:
Investments — unaffiliated(a)	(29,802,968)
Investments — affiliated	(6,260)
Foreign currency transactions	112,390
Futures contracts	3,121,864

(26,574,974)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	136,920,247
Investments — affiliated	6,825
Futures contracts	98,024
Foreign currency translations	95,780

137,120,876

Net realized and unrealized gain	110,545,902

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$132,498,991

(a) Net of foreign capital gain tax	$7,736
(b) Net of deferred foreign capital gain tax	$(325,313)

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	9

Statements of Changes in Net Assets

	iShares MSCI Total International Index Fund

	Year Ended December 31,

	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$21,953,089	$27,232,380
Net realized loss	(26,574,974)	(5,581,639)
Net change in unrealized appreciation	137,120,876	149,223,173

Net increase in net assets resulting from operations	132,498,991	170,873,914

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(3,077,851)	(7,053,977)
Investor A	(6,901,551)	(8,998,745)
Class K	(12,453,612)	(12,934,902)

Decrease in net assets resulting from distributions to shareholders	(22,433,014)	(28,987,624)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	1,422,751	221,905,970

NET ASSETS
Total increase in net assets	111,488,728	363,792,260
Beginning of year	1,094,728,488	730,936,228

End of year	$1,206,217,216	$1,094,728,488

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

10	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Total International Index Fund

	Institutional

	Year Ended December 31,

	2020	2019		2018		2017		2016

Net asset value, beginning of year	$9.35	$7.97		$9.54		$7.70		$7.65

Net investment income(a)	0.18	0.27		0.26		0.24		0.21
Net realized and unrealized gain (loss)	0.77	1.40		(1.56)		1.86		0.12

Net increase (decrease) from investment operations	0.95	1.67		(1.30)		2.10		0.33

Distributions(b)
From net investment income	(0.20)	(0.29)		(0.25)		(0.26)		(0.21)
From net realized gain	—	—		—		(0.00	)(c)	(0.07)
Return of capital	—	—		(0.02)		—		—

Total distributions	(0.20)	(0.29)		(0.27)		(0.26)		(0.28)

Net asset value, end of year	$10.10	$9.35		$7.97		$9.54		$7.70

Total Return(d)
Based on net asset value	10.72%	21.18%		(13.94)%		27.57%		4.31%

Ratios to Average Net Assets(e)(f)
Total expenses	0.16%	0.16	%(g)	0.17	%(g)	0.16%		0.19%

Total expenses after fees waived and/or reimbursed	0.15%	0.16%		0.16%		0.16%		0.16%

Net investment income	2.08%	3.08%		2.83%		2.69%		2.74%

Supplemental Data
Net assets, end of year (000)	$156,711	$264,845		$159,351		$73,405		$76,001

Portfolio turnover rate of the Master Portfolio	23%	5%		40%		57%		15%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	11

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Total International Index Fund (continued)

	Investor A

	Year Ended December 31,

	2020	2019		2018		2017		2016

Net asset value, beginning of year	$9.32	$7.95		$9.52		$7.68		$7.63

Net investment income(a)	0.17	0.25		0.23		0.22		0.19
Net realized and unrealized gain (loss)	0.76	1.39		(1.56)		1.86		0.12

Net increase (decrease) from investment operations	0.93	1.64		(1.33)		2.08		0.31

Distributions(b)
From net investment income	(0.18)	(0.27)		(0.22)		(0.24)		(0.19)
From net realized gain	—	—		—		(0.00	)(c)	(0.07)
Return of capital	—	—		(0.02)		—		—

Total distributions	(0.18)	(0.27)		(0.24)		(0.24)		(0.26)

Net asset value, end of year	$10.07	$9.32		$7.95		$9.52		$7.68

Total Return(d)
Based on net asset value	10.47%	20.80%		(14.19)%		27.32%		4.07%

Ratios to Average Net Assets(e)(f)
Total expenses	0.42%	0.41	%(g)	0.42	%(g)	0.41%		0.46%

Total expenses after fees waived and/or reimbursed	0.41%	0.41%		0.41%		0.41%		0.41%

Net investment income	2.01%	2.84%		2.55%		2.47%		2.48%

Supplemental Data
Net assets, end of year (000)	$383,705	$341,385		$272,066		$288,431		$247,732

Portfolio turnover rate of the Master Portfolio	23%	5%		40%		57%		15%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

12	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Total International Index Fund (continued)

	Class K

	Year Ended December 31,

	2020	2019		2018		2017		2016

Net asset value, beginning of year	$9.64	$8.21		$9.82		$7.92		$7.86

Net investment income(a)	0.20	0.28		0.27		0.25		0.21
Net realized and unrealized gain (loss)	0.79	1.44		(1.61)		1.91		0.13

Net increase (decrease) from investment operations	0.99	1.72		(1.34)		2.16		0.34

Distributions(b)
From net investment income	(0.21)	(0.29)		(0.25)		(0.26)		(0.21)
From net realized gain	—	—		—		(0.00	)(c)	(0.07)
Return of capital	—	—		(0.02)		—		—

Total distributions	(0.21)	(0.29)		(0.27)		(0.26)		(0.28)

Net asset value, end of year	$10.42	$9.64		$8.21		$9.82		$7.92

Total Return(d)
Based on net asset value	10.76%	21.22%		(13.91)%		27.62%		4.37%

Ratios to Average Net Assets(e)(f)
Total expenses	0.12%	0.11	%(g)	0.12	%(g)	0.11%		0.14%

Total expenses after fees waived and/or reimbursed	0.11%	0.11%		0.11%		0.11%		0.11%

Net investment income	2.31%	3.15%		2.85%		2.75%		2.68%

Supplemental Data
Net assets, end of year (000)	$665,801	$488,498		$299,520		$263,532		$103,498

Portfolio turnover rate of the Master Portfolio	23%	5%		40%		57%		15%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	13

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. iShares MSCI Total International Index Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund seeks to achieve its investment objective by investing all of its assets in Total International ex U.S. Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”) and an affiliate of the Trust, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At December 31, 2020, the percentage of the Master Portfolio owned by the Fund was 99.9%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege

Institutional, Investor A and Class K Shares	No	No	None

The Board of Trustees of the Trust and Board of Directors of MIP are referred to throughout this report as the “Board” and the members are referred to as “Trustees”.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by BlackRock Advisors, LLC (the “Administrator”), are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Administrator, an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.01% of the average daily net assets of the Fund. The Fund does not pay an investment advisory fee or investment management fee.

Service Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets of the Investor A Shares.

14	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing to the Fund. The ongoing service fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

For the year ended December 31, 2020, the class specific service fees borne directly by Investor A Shares was $819,190.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2020, the Fund did not pay any amounts to affiliates in return for these services.

The Administrator maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended December 31, 2020, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Investor A	Class K	Total

Reimbursed amounts	$498	$2,578	$1,599	$4,675

For the year ended December 31, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Class K	Total

Transfer agent fees — class specific	$73,414	$179,033	$24,494	$276,941

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Administrator contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Expense Limitation

Institutional	0.16%
Investor A	0.41
Class K	0.11

The Administrator has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2021, unless approved by the Board, including a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2020, the Administrator waived and/or reimbursed investment advisory fees of $71,256 which is included in fees waived and/or reimbursed by the Administrator in the Statement of Operations.

In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed-class specific in the Statement of Operations. For the year ended December 31, 2020, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Investor A	Class K	Total

Transfer agent fees waived and/or reimbursed — class specific	$3,185	$10,237	$18,577	$31,999

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2020, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Master Portfolio’s Statement of Operations.

5.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements  (continued)

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	12/31/20	12/31/19

Ordinary income	$22,433,014	$28,987,624

As of period end, the tax components of accumulated earnings (loss) were as follows:

Undistributed ordinary income	$1,755,586
Non-expiring capital loss carryforwards(a)	(28,189,787)
Net unrealized gains(b)	252,580,516

$226,146,315

(a)	Amounts available to offset future realized capital gains.
(b)	The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the timing and recognition of partnership income.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/20		Year Ended 12/31/19

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

iShares MSCI Total International Index Fund
Institutional
Shares sold	5,369,506	$44,417,496	13,301,414	$116,421,815
Shares issued in reinvestment of distributions	375,684	3,077,859	795,852	7,052,234
Shares redeemed	(18,558,941)	(167,688,463)	(5,760,973)	(50,944,221)

	(12,813,751)	$(120,193,108)	8,336,293	$72,529,828

Investor A
Shares sold	12,457,330	$96,930,463	18,188,679	$160,062,788
Shares issued in reinvestment of distributions	849,395	6,898,470	1,018,406	8,995,577
Shares redeemed	(11,827,367)	(101,027,463)	(16,812,998)	(147,579,863)

	1,479,358	$2,801,470	2,394,087	$21,478,502

Class K
Shares sold	41,606,576	$366,443,009	28,436,533	$256,695,981
Shares issued in reinvestment of distributions	1,473,593	12,420,242	1,415,561	12,927,470
Shares redeemed	(29,889,303)	(260,048,862)	(15,654,910)	(141,725,811)

	13,190,866	$118,814,389	14,197,184	$127,897,640

	1,856,473	$1,422,751	24,927,564	$221,905,970

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

BlackRock Funds III and Shareholders of iShares MSCI Total International Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of iShares MSCI Total International Index Fund (one of the series constituting BlackRock Funds III, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the administrator of the Master Portfolio. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 26, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

F U N D R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	17

Important Tax Information  (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2020:

Fund Name	Qualified Dividend Income

iShares MSCI Total International Index Fund	$22,023,655

For the fiscal year ended December 31, 2020, the Fund intends to pass through to its shareholders foreign source income earned and foreign taxes paid by the underlying funds:

Fund Name	Foreign Source Income Earned	Foreign Taxes Paid

iShares MSCI Total International Index Fund	$25,085,687	$2,783,800

18	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Master Portfolio Information as of December 31 , 2020	Total International ex U.S. Index Master Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Taiwan Semiconductor Manufacturing Co. Ltd.	2%
Alibaba Group Holding Ltd.	2
Tencent Holdings Ltd.	1
Samsung Electronics Co. Ltd.	1
Nestle SA, Registered Shares	1
Roche Holding AG	1
Novartis AG	1
ASML Holding NV	1
LVMH Moet Hennessy Louis Vuitton SE	1
Toyota Motor Corp.	1

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets

Japan	16%
China	12
United Kingdom	8
France	7
Canada	6
Switzerland	6
Germany	6
Australia	5
South Korea	4
Taiwan	4
United States	3
Netherlands	3
India	3
Hong Kong	2
Sweden	2
Brazil	2
Denmark	2
Spain	1
Italy	1
South Africa	1
Russia	1
Saudi Arabia	1
Finland	1
Singapore	1
Ireland	1
Belgium	1
Mexico	1
Thailand	1
Other#	— (a)
Liabilities in Excess of Other Assets	(2)

(a)	Rounds to less than 1% of net assets.
#	Includes holdings within countries that are 1% or less of long-term investments. Please refer to the Schedule of Investments for such countries.

M A S T E R P O R T F O L I O I N F O R M A T I O N	19

Schedule of Investments December 31, 2020	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Argentina — 0.0%
Globant SA(a)	1,394	$303,348
Telecom Argentina SA, ADR	6,259	41,059
YPF SA, ADR(a)	7,500	35,250

		379,657

Australia — 4.6%
Afterpay Ltd.(a)	10,522	956,510
AGL Energy Ltd.	29,297	270,422
AMP Ltd.	120,747	145,104
Ampol Ltd.	14,063	308,382
APA Group(b)	54,780	407,589
Aristocrat Leisure Ltd.	27,117	651,105
ASX Ltd.	9,515	528,054
Aurizon Holdings Ltd.	84,172	252,889
AusNet Services	88,260	119,617
Australia & New Zealand Banking Group Ltd.	126,245	2,215,364
BHP Group Ltd.	138,201	4,515,654
BHP Group PLC	99,525	2,627,897
BlueScope Steel Ltd.	28,378	383,238
Brambles Ltd.	68,252	559,823
CIMIC Group Ltd.(a)	6,446	121,250
Coca-Cola Amatil Ltd.	31,015	309,037
Cochlear Ltd.	3,207	467,950
Coles Group Ltd.	64,098	895,540
Commonwealth Bank of Australia	82,354	5,234,584
Computershare Ltd.	21,967	247,197
Crown Resorts Ltd.	17,839	132,766
CSL Ltd.	21,239	4,640,562
Dexus	50,184	363,981
Evolution Mining Ltd.	73,581	283,166
Fortescue Metals Group Ltd.	78,883	1,424,816
Glencore PLC(a)	473,257	1,502,967
Goodman Group	79,872	1,167,527
GPT Group	116,521	405,298
Insurance Australia Group Ltd.	128,895	467,769
Lendlease Corp Ltd.(b)	34,964	353,515
Macquarie Group Ltd.	15,782	1,684,561
Magellan Financial Group Ltd.	5,653	234,138
Medibank Pvt Ltd.	113,882	263,767
Mirvac Group	177,414	360,323
National Australia Bank Ltd.	154,247	2,689,117
Newcrest Mining Ltd.	38,674	771,846
Northern Star Resources Ltd.	34,694	339,099
Oil Search Ltd.	113,047	323,985
Orica Ltd.	17,936	209,776
Origin Energy Ltd.	90,631	332,740
Qantas Airways Ltd.(a)	30,338	113,760
QBE Insurance Group Ltd.	63,379	413,131
Ramsay Health Care Ltd.	8,965	430,775
REA Group Ltd.	2,994	342,955
Rio Tinto Ltd.	17,037	1,498,260
Santos Ltd.	76,966	372,724
Scentre Group	238,120	511,479
SEEK Ltd.	14,013	307,233
Sonic Healthcare Ltd.	23,140	573,336
South32 Ltd.	233,710	446,659
Stockland	120,177	388,000
Suncorp Group Ltd.	58,287	438,637
Sydney Airport(a)(b)	68,930	341,191
Tabcorp Holdings Ltd.	94,363	284,102
Telstra Corp. Ltd.	212,153	487,232

Security	Shares	Value

Australia (continued)
TPG Telecom Ltd.(a)	14,159	$78,638
Transurban Group(b)	128,164	1,350,567
Treasury Wine Estates Ltd.	30,549	220,987
Vicinity Centres	223,827	276,755
Washington H Soul Pattinson & Co. Ltd.	6,150	143,061
Wesfarmers Ltd.	54,185	2,106,014
Westpac Banking Corp.	169,892	2,528,217
WiseTech Global Ltd.	7,407	176,029
Woodside Petroleum Ltd.	43,066	755,621
Woolworths Group Ltd.	59,851	1,814,110

		55,568,398

Austria — 0.1%
Erste Group Bank AG	15,004	457,063
OMV AG	7,068	282,318
Raiffeisen Bank International AG(a)	9,388	190,780
Verbund AG	2,859	242,892
voestalpine AG	5,074	181,094

		1,354,147

Belgium — 0.6%
Ageas SA	9,417	500,110
Anheuser-Busch InBev SA/NV	35,271	2,460,741
Elia Group SA/NV	1,275	152,184
Etablissements Franz Colruyt NV	2,435	144,185
Galapagos NV(a)	2,147	212,498
Groupe Bruxelles Lambert SA	3,260	328,588
KBC Group NV(a)	12,495	874,414
Proximus SADP	7,301	144,219
Sofina SA	899	304,110
Solvay SA	3,386	399,326
UCB SA	6,476	668,954
Umicore SA	9,298	446,909

		6,636,238

Brazil — 1.2%
Alpargatas SA	14,945	121,177
Ambev SA	242,318	732,560
Atacadao SA	19,425	72,430
B2W Cia Digital(a)	9,039	131,631
B3 SA - Brasil Bolsa Balcao	99,433	1,190,489
Banco Bradesco SA	62,310	292,084
Banco BTG Pactual SA	8,983	162,357
Banco do Brasil SA	40,649	305,586
Banco Santander Brasil SA	13,412	116,466
BB Seguridade Participacoes SA	29,783	170,451
Bradespar SA	10,952	134,752
BRF SA(a)	28,171	119,878
CCR SA	52,990	137,854
Centrais Eletricas Brasileiras SA	17,279	123,010
Cia Brasileira de Distribuicao	7,649	110,594
Cia de Saneamento Basico do Estado de Sao Paulo	21,664	186,757
Cia Paranaense de Energia, Class B, Preference Shares	4,418	64,219
Cia Siderurgica Nacional SA	38,838	239,176
Cosan SA	9,178	134,045
Energisa SA	7,713	78,187
Engie Brasil Energia SA	6,487	55,104
Equatorial Energia SA	36,500	163,536
Hapvida Participacoes e Investimentos SA(c)	59,345	175,083
Hypera SA	19,300	127,637
Klabin SA	27,227	138,393
Localiza Rent a Car SA	30,475	406,152
Lojas Renner SA	38,017	319,666

20	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Brazil (continued)
Magazine Luiza SA	159,612	$765,366
Multiplan Empreendimentos Imobiliarios SA	14,550	66,149
Natura & Co. Holding SA(a)	42,818	434,673
Notre Dame Intermedica Participacoes SA	25,117	380,739
Petrobras Distribuidora SA	32,398	138,259
Petroleo Brasileiro SA	182,275	1,006,936
Raia Drogasil SA	48,280	232,086
Rumo SA(a)	53,100	196,383
Sul America SA	18,192	155,791
Suzano SA(a)	33,922	380,947
Telefonica Brasil SA	19,455	174,918
Tim SA	41,040	116,302
TOTVS SA	23,178	128,412
Ultrapar Participacoes SA	46,397	212,398
Vale SA	173,555	2,921,145
Via Varejo SA(a)	62,111	193,500
WEG SA	38,068	555,977
Yara International ASA	7,355	305,126

		14,374,381

Canada — 6.1%
Agnico Eagle Mines Ltd.	11,562	813,764
Air Canada(a)	5,891	105,380
Algonquin Power & Utilities Corp.	24,406	401,686
Alimentation Couche-Tard, Inc., Class B	42,082	1,434,140
AltaGas Ltd.	16,709	245,732
Atco Ltd., Class I	3,829	109,765
B2Gold Corp.	46,276	259,210
Bank of Montreal	30,175	2,294,239
Bank of Nova Scotia(d)	56,142	3,034,464
Barrick Gold Corp.	84,810	1,932,194
BCE, Inc.	8,634	369,195
BlackBerry Ltd.(a)	22,058	146,256
Brookfield Asset Management, Inc., Class A	60,246	2,490,490
CAE, Inc.	11,941	330,866
Cameco Corp.	18,780	251,551
Canadian Apartment Properties REIT	4,555	178,886
Canadian Imperial Bank of Commerce(d)	20,626	1,761,693
Canadian National Railway Co.	33,150	3,644,443
Canadian Natural Resources Ltd.	57,929	1,392,135
Canadian Pacific Railway Ltd.	6,312	2,189,439
Canadian Tire Corp. Ltd., Class A	3,022	397,259
Canadian Utilities Ltd., Class A	5,686	138,878
Canopy Growth Corp.(a)	8,284	203,830
CCL Industries, Inc., Class B	6,846	310,810
Cenovus Energy, Inc.	48,424	294,828
CGI, Inc.(a)	11,239	891,686
CI Financial Corp.	11,467	142,155
Constellation Software, Inc.	936	1,215,440
Dollarama, Inc.	13,168	536,693
Emera, Inc.	12,252	520,727
Empire Co. Ltd., Class A	7,280	198,972
Enbridge, Inc.	94,962	3,037,083
Fairfax Financial Holdings Ltd.	1,310	446,495
FirstService Corp.	2,229	305,080
Fortis, Inc.	20,748	847,589
Franco-Nevada Corp.	8,949	1,122,052
George Weston Ltd.	4,143	309,464
GFL Environmental, Inc.	8,820	257,137
Gildan Activewear, Inc.	9,332	260,921
Great-West Lifeco, Inc.	13,282	316,685

Security	Shares	Value

Canada (continued)
Hydro One Ltd.(c)	14,809	$333,316
iA Financial Corp., Inc.	4,390	190,306
IGM Financial, Inc.	4,062	110,126
Imperial Oil Ltd.	11,421	216,774
Intact Financial Corp.	6,444	763,013
Inter Pipeline Ltd.	18,400	171,583
Keyera Corp.(d)	8,699	154,585
Kinross Gold Corp.	56,854	417,171
Kirkland Lake Gold Ltd.	12,917	533,769
Loblaw Cos. Ltd.	8,981	443,159
Magna International, Inc.	13,967	988,739
Manulife Financial Corp.	94,021	1,673,011
Metro, Inc.	11,515	513,828
National Bank of Canada	16,086	905,335
Northland Power, Inc.	10,159	364,492
Nutrien Ltd.	27,400	1,318,231
Onex Corp.	4,171	239,401
Open Text Corp.	12,031	546,683
Pan American Silver Corp.	10,536	363,367
Parkland Corp./Canada	7,050	223,701
Pembina Pipeline Corp.	25,186	595,568
Power Corp. of Canada	25,028	574,726
Quebecor, Inc., Class B	11,082	285,212
Restaurant Brands International, Inc.	14,066	860,049
RioCan Real Estate Investment Trust	9,233	121,496
Ritchie Bros. Auctioneers Inc.	5,096	354,226
Rogers Communications, Inc., Class B	15,844	737,619
Royal Bank of Canada	65,710	5,399,174
Saputo, Inc.	10,865	304,124
Shaw Communications, Inc., Class B	21,778	382,214
Shopify, Inc., Class A(a)	5,067	5,721,502
SSR Mining Inc.	8,053	161,705
Sun Life Financial, Inc.	26,306	1,169,707
Suncor Energy, Inc.	72,323	1,213,054
TC Energy Corp.	45,064	1,832,086
Teck Resources Ltd., Class B	21,176	384,292
TELUS Corp.	20,836	412,661
Thomson Reuters Corp.	8,086	661,796
TMX Group Ltd.	2,646	264,288
Topicus.com Inc.(a)	1,740	6,578
Toromont Industries Ltd.	3,706	259,702
Toronto-Dominion Bank	85,051	4,805,458
Wheaton Precious Metals Corp.	22,151	925,090
WSP Global, Inc.	5,749	544,640
Yamana Gold Inc.	42,756	244,195

		73,831,064

Cayman Islands — 0.0%
Tongcheng-Elong Holdings Ltd.(a)	52,400	101,558

Chile — 0.2%
Antofagasta PLC	18,127	355,636
Banco de Chile	1,960,832	200,138
Banco de Credito e Inversiones SA	2,297	90,166
Banco Santander Chile	3,205,454	153,790
Cencosud SA	73,021	130,114
Cencosud Shopping SA	51,556	82,613
Cia Cervecerias Unidas SA	4,404	32,523
Colbun SA	466,420	82,387
Empresas CMPC SA	65,894	173,430
Empresas COPEC SA	18,259	184,947
Enel Americas SA	1,752,619	285,793

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) December 31, 2020	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Chile (continued)
Enel Chile SA	1,792,039	$139,494
Falabella SA	20,559	76,110
Lundin Mining Corp.	21,717	192,790

		2,179,931

China — 11.7%
3SBio, Inc.(a)(c)	95,500	87,183
51job, Inc., ADR(a)	1,550	108,500
AAC Technologies Holdings, Inc.	29,000	160,744
Addsino Co. Ltd., Class A	44,700	189,348
AECC Aviation Power Co. Ltd., Class A	7,600	69,471
Agile Group Holdings Ltd.	76,000	101,157
Agricultural Bank of China Ltd., Class A	289,800	140,013
Agricultural Bank of China Ltd., Class H	1,322,000	484,171
Aier Eye Hospital Group Co. Ltd., Class A	12,636	145,613
Air China Ltd., Class A	111,198	128,362
Air China Ltd., Class H	62,000	48,878
Airtac International Group	8,000	257,125
AK Medical Holdings Ltd.(c)	30,000	52,008
Alibaba Group Holding Ltd., ADR(a)	88,920	20,694,352
Alibaba Health Information Technology Ltd.(a)	176,000	520,963
A-Living Smart City Services Co. Ltd., Class H(c)	30,250	134,266
Aluminum Corp. of China Ltd., Class H(a)	164,000	57,738
Anhui Conch Cement Co. Ltd., Class A	17,700	140,709
Anhui Conch Cement Co. Ltd., Class H	59,500	372,890
Anhui Gujing Distillery Co. Ltd., Class B	8,500	118,392
Anta Sports Products Ltd.	55,000	872,690
Autohome, Inc., ADR(d)	2,459	244,966
AVIC Shenyang Aircraft Co. Ltd., Class A	12,100	145,447
AviChina Industry & Technology Co. Ltd., Class H	116,000	81,096
Baidu, Inc., ADR(a)(d)	13,114	2,835,771
Bank of Beijing Co. Ltd., Class A	100,100	74,533
Bank of China Ltd., Class A	111,600	54,591
Bank of China Ltd., Class H	3,752,000	1,269,878
Bank of Communications Co. Ltd., Class A	130,900	90,219
Bank of Communications Co. Ltd., Class H	468,700	247,924
Bank of Hangzhou Co. Ltd., Class A	70,800	162,597
Bank of Jiangsu Co. Ltd., Class A	103,740	87,152
Bank of Nanjing Co. Ltd., Class A	57,500	71,467
Bank of Ningbo Co. Ltd., Class A	25,600	139,190
Bank of Shanghai Co. Ltd., Class A	76,510	92,315
Baoshan Iron & Steel Co. Ltd., Class A	170,098	155,764
Baozun, Inc., ADR(a)(d)	2,062	70,830
BBMG Corp., Class A	45,700	20,914
BeiGene Ltd., ADR(a)(d)	2,006	518,330
Beijing Capital International Airport Co. Ltd., Class H	100,000	83,466
Beijing Enterprises Holdings Ltd.	21,000	68,581
Bilibili, Inc., ADR(a)(d)	5,086	435,972
BOE Technology Group Co. Ltd., Class A	158,600	146,618
Brilliance China Automotive Holdings Ltd.	148,000	135,104
Budweiser Brewing Co. APAC Ltd.(c)	72,800	240,483
BYD Co. Ltd., Class A	5,900	176,742
BYD Co. Ltd., Class H	29,500	776,683
BYD Electronic International Co. Ltd.	28,000	146,896
CGN Power Co. Ltd., Class H(c)	546,000	117,743
Changchun High & New Technology Industry Group, Inc., Class A	2,200	151,889
China Aoyuan Group Ltd.	76,000	73,947
China Bohai Bank Co. Ltd., Class H(a)(c)	204,500	133,740
China Cinda Asset Management Co. Ltd., Class H	360,000	68,308
China CITIC Bank Corp. Ltd., Class H	448,000	190,303

Security	Shares	Value

China (continued)
China Communications Construction Co. Ltd., Class H	156,000	$67,467
China Communications Services Corp. Ltd., Class H	138,000	60,963
China Conch Venture Holdings Ltd.	67,500	328,459
China Construction Bank Corp., Class A	83,600	80,769
China Construction Bank Corp., Class H	4,525,000	3,413,112
China East Education Holdings Ltd.(c)	9,500	22,862
China Everbright Bank Co. Ltd., Class A	282,300	157,757
China Evergrande Group	103,000	197,973
China Feihe Ltd.(c)	50,000	117,321
China Fortune Land Development Co. Ltd., Class A	45,500	90,514
China Galaxy Securities Co. Ltd., Class A	57,500	110,608
China Galaxy Securities Co. Ltd., Class H	132,500	83,129
China Hongqiao Group Ltd.	133,000	121,936
China Huarong Asset Management Co. Ltd., Class H(c)	320,000	35,524
China International Capital Corp. Ltd., Class H(a)(c)	59,200	160,506
China Lesso Group Holdings Ltd.	39,000	61,107
China Life Insurance Co. Ltd., Class A	7,300	43,098
China Life Insurance Co. Ltd., Class H	347,000	763,913
China Literature Ltd.(a)(c)	9,400	73,898
China Longyuan Power Group Corp. Ltd., Class H	126,000	126,693
China Medical System Holdings Ltd.	61,000	68,148
China Meidong Auto Holdings Ltd.	36,000	146,541
China Mengniu Dairy Co. Ltd.(a)	137,000	825,993
China Merchants Bank Co. Ltd., Class A	65,200	441,075
China Merchants Bank Co. Ltd., Class H	185,078	1,170,811
China Merchants Securities Co. Ltd., Class A	26,300	94,457
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	32,997	67,385
China Minsheng Banking Corp. Ltd., Class A	159,000	127,186
China Minsheng Banking Corp. Ltd., Class H	193,680	110,407
China Mobile Ltd.	290,000	1,653,130
China Molybdenum Co. Ltd., Class H	213,000	139,365
China National Building Material Co. Ltd., Class H	122,000	146,850
China National Nuclear Power Co. Ltd., Class A	102,500	77,577
China Oilfield Services Ltd., Class H	64,000	54,249
China Overseas Land & Investment Ltd.	188,000	408,429
China Overseas Property Holdings Ltd.	85,000	44,294
China Pacific Insurance Group Co. Ltd., Class A	15,500	91,595
China Pacific Insurance Group Co. Ltd., Class H	128,800	503,605
China Petroleum & Chemical Corp., Class A	90,900	56,376
China Petroleum & Chemical Corp., Class H	1,212,400	539,930
China Railway Construction Corp. Ltd., Class A	59,200	71,990
China Railway Construction Corp. Ltd., Class H	67,000	36,717
China Railway Group Ltd., Class H	230,000	101,500
China Resources Beer Holdings Co. Ltd.	64,000	588,532
China Resources Cement Holdings Ltd.	122,000	136,266
China Resources Land Ltd.	153,111	630,953
China Resources Pharmaceutical Group Ltd.(c)	69,500	35,738
China Resources Power Holdings Co. Ltd.	118,000	127,022
China Shenhua Energy Co. Ltd., Class A	31,800	88,179
China Shenhua Energy Co. Ltd., Class H	140,000	263,898
China Shipbuilding Industry Co. Ltd., Class A(a)	99,699	64,227
China Southern Airlines Co. Ltd., Class H(a)	120,000	71,726
China State Construction Engineering Corp. Ltd., Class A	105,700	80,834
China State Construction International Holdings Ltd.	70,000	39,966
China Taiping Insurance Holdings Co. Ltd.	72,672	131,132
China Telecom Corp. Ltd., Class H	612,000	168,825
China Tourism Group Duty Free Corp. Ltd., Class A	7,700	335,170
China Tower Corp. Ltd., Class H(c)	1,886,000	277,508

22	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
China Unicom Hong Kong Ltd.	288,000	$164,297
China United Network Communications Ltd., Class A	118,200	81,150
China Vanke Co. Ltd., Class A	21,601	95,348
China Vanke Co. Ltd., Class H	81,800	282,391
China Yangtze Power Co. Ltd., Class A	90,600	266,893
China Yuhua Education Corp. Ltd.(c)	92,000	80,231
Chongqing Changan Automobile Co. Ltd., Class A(a)	30,500	102,781
Chongqing Rural Commercial Bank Co. Ltd., Class H	122,000	49,760
Chongqing Zhifei Biological Products Co. Ltd., Class A	3,500	79,560
CIFI Holdings Group Co. Ltd.	170,000	144,059
CITIC Ltd.	315,000	223,029
CITIC Securities Co. Ltd., Class A	32,100	145,086
CITIC Securities Co. Ltd., Class H	103,000	232,418
CNOOC Ltd.	791,000	725,680
Contemporary Amperex Technology Co. Ltd., Class A	5,500	297,721
COSCO SHIPPING Energy Transportation Co. Ltd., Class A	78,900	81,149
COSCO SHIPPING Holdings Co. Ltd., Class A(a)	40,598	76,278
COSCO SHIPPING Holdings Co. Ltd., Class H(a)	88,500	106,101
Country Garden Holdings Co. Ltd.(d)	341,270	471,046
Country Garden Services Holdings Co. Ltd.(d)	67,000	453,293
CRRC Corp. Ltd., Class A	63,399	51,812
CRRC Corp. Ltd., Class H	137,350	47,330
CSC Financial Co. Ltd., Class A	14,300	92,373
CSPC Pharmaceutical Group Ltd.	422,400	430,062
Dali Foods Group Co. Ltd.(c)	175,500	100,308
Daqin Railway Co. Ltd., Class A	125,000	124,213
Dongfeng Motor Group Co. Ltd., Class H	138,000	161,257
DouYu International Holdings Ltd., ADR(a)(d)	8,090	89,475
East Money Information Co. Ltd., Class A	19,080	90,917
ENN Energy Holdings Ltd.	34,200	502,046
Eve Energy Co. Ltd., Class A	12,200	153,123
Everbright Securities Co. Ltd., Class A	28,900	82,356
Fangda Carbon New Material Co. Ltd., Class A(a)	119,420	130,021
Focus Media Information Technology Co. Ltd., Class A	37,300	56,680
Foshan Haitian Flavouring & Food Co. Ltd., Class A	7,560	233,451
Fosun International Ltd.	131,500	206,528
Foxconn Industrial Internet Co. Ltd., Class A	3,500	7,379
Fuyao Glass Industry Group Co. Ltd., Class A	13,000	96,175
Fuyao Glass Industry Group Co. Ltd., Class H(c)	26,000	143,112
GDS Holdings Ltd., ADR(a)(d)	4,184	391,790
Geely Automobile Holdings Ltd.	290,000	992,990
Genscript Biotech Corp.(a)	36,000	52,379
GF Securities Co. Ltd., Class H	93,600	132,340
Gigadevice Semiconductor Beijing, Inc., Class A	700	21,286
GoerTek, Inc., Class A	17,700	101,730
GOME Retail Holdings Ltd.(a)(d)	627,000	75,286
Great Wall Motor Co. Ltd., Class H	157,500	541,893
Greenland Holdings Corp. Ltd., Class A	23,999	21,503
Greentown Service Group Co. Ltd.	94,000	116,206
GSX Techedu, Inc., ADR(a)(d)	2,614	135,170
Guangzhou Automobile Group Co. Ltd., Class H	134,400	149,891
Guangzhou R&F Properties Co. Ltd., Class H	34,400	44,305
Guotai Junan Securities Co. Ltd., Class A	55,544	149,729
Haidilao International Holding Ltd.(c)(d)	39,000	300,754
Haier Smart Home Co. Ltd., Class A	41,800	188,205
Haier Smart Home Co. Ltd., Class H(a)	76,800	278,374
Haitian International Holdings Ltd.	51,000	176,337
Haitong Securities Co. Ltd., Class A	45,000	89,047
Haitong Securities Co. Ltd., Class H	144,400	129,045

Security	Shares	Value

China (continued)
Hangzhou Hikvision Digital Technology Co. Ltd., Class A	30,399	$226,881
Hangzhou Tigermed Consulting Co. Ltd., Class H(a)(c)	6,200	143,786
Hansoh Pharmaceutical Group Co. Ltd.(a)(c)	56,000	271,390
Henan Shuanghui Investment & Development Co. Ltd., Class A	14,800	106,970
Hengan International Group Co. Ltd.	39,000	276,143
Hengli Petrochemical Co. Ltd., Class A	53,500	230,232
Hithink RoyalFlush Information Network Co. Ltd., Class A	4,600	87,831
Hua Hong Semiconductor Ltd.(a)(c)	21,000	119,557
Hualan Biological Engineering, Inc., Class A	10,800	70,223
Huaneng Power International, Inc., Class H	192,000	70,086
Huatai Securities Co. Ltd., Class A	31,600	87,549
Huatai Securities Co. Ltd., Class H(c)	68,800	108,323
Huaxia Bank Co. Ltd., Class A	132,899	127,807
Huayu Automotive Systems Co. Ltd., Class A	8,300	36,860
Huazhu Group Ltd., ADR(d)	6,690	301,251
HUYA, Inc., ADR(a)(d)	4,442	88,529
Iflytek Co. Ltd., Class A	19,900	125,208
Industrial & Commercial Bank of China Ltd., Class A	231,800	177,944
Industrial & Commercial Bank of China Ltd., Class H	2,739,000	1,759,778
Industrial Bank Co. Ltd., Class A	73,700	236,719
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A(a)	727,900	131,066
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	19,400	132,396
Innovent Biologics, Inc.(a)(c)	41,500	438,244
iQIYI, Inc., ADR(a)(d)	11,889	207,820
JD.com, Inc., ADR(a)	40,865	3,592,034
Jiangsu Expressway Co. Ltd., Class H	26,000	29,081
Jiangsu Hengrui Medicine Co. Ltd., Class A	17,760	304,303
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	5,200	188,833
Jiangxi Copper Co. Ltd., Class H	30,000	47,224
Jiangxi Zhengbang Technology Co. Ltd., Class A	28,700	75,278
Jinxin Fertility Group Ltd.(c)	68,000	138,377
JOYY, Inc., ADR(d)	2,689	215,066
Kaisa Group Holdings Ltd.	221,000	109,289
KE Holdings, Inc.(a)	5,891	362,532
Kingdee International Software Group Co. Ltd.(a)	135,000	551,145
Kingsoft Cloud Holdings Ltd., ADR(a)(d)	3,200	139,360
Kingsoft Corp. Ltd.	49,000	316,821
Koolearn Technology Holding Ltd.(a)(c)	21,500	77,500
Kunlun Energy Co. Ltd.	134,000	116,136
Kweichow Moutai Co. Ltd., Class A	3,716	1,142,057
KWG Group Holdings Ltd.	74,000	101,104
Lenovo Group Ltd.	322,000	304,416
Lens Technology Co. Ltd., Class A	12,300	57,860
Li Ning Co. Ltd.	98,500	677,793
Lingyi iTech Guangdong Co., Class A	7,000	12,930
Logan Group Co. Ltd.	72,000	117,949
Longfor Group Holdings Ltd.(c)	91,500	535,227
LONGi Green Energy Technology Co. Ltd., Class A	12,100	171,810
Lufax Holding Ltd.(a)(d)	8,131	115,460
Luxshare Precision Industry Co. Ltd., Class A	18,129	156,691
Luye Pharma Group Ltd.(c)	111,000	51,634
Luzhou Laojiao Co. Ltd., Class A	3,600	125,258
Mango Excellent Media Co. Ltd., Class A	11,800	131,695
Meituan, Class B(a)	170,500	6,418,209
Metallurgical Corp. of China Ltd., Class A	330,500	138,883
Microport Scientific Corp.	37,000	199,734
Minth Group Ltd.	32,000	169,302

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) December 31, 2020	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Momo, Inc., ADR	7,937	$110,801
Muyuan Foods Co. Ltd., Class A	11,390	135,085
Nanjing Securities Co. Ltd., Class A	33,000	62,243
NARI Technology Co. Ltd., Class A	35,700	146,132
NAURA Technology Group Co. Ltd., Class A	3,800	105,649
NetEase, Inc., ADR	19,029	1,822,407
New China Life Insurance Co. Ltd., Class H	43,200	168,512
New Hope Liuhe Co. Ltd., Class A	12,700	43,809
New Oriental Education & Technology Group, Inc., ADR(a)	7,266	1,350,095
NIO, Inc., ADR(a)(d)	60,527	2,950,086
Noah Holdings Ltd., ADR(a)(d)	1,707	81,612
People’s Insurance Co. Group of China Ltd., Class H	381,000	120,919
PetroChina Co. Ltd., Class H	818,000	253,288
Pharmaron Beijing Co. Ltd., Class H(c)	8,800	148,779
PICC Property & Casualty Co. Ltd., Class H	320,298	242,310
Pinduoduo, Inc., ADR(a)(d)	17,859	3,173,009
Ping An Bank Co. Ltd., Class A	47,100	140,167
Ping An Healthcare and Technology Co. Ltd.(a)(c)	25,800	313,347
Ping An Insurance Group Co. of China Ltd., Class A	35,100	469,697
Ping An Insurance Group Co. of China Ltd., Class H	283,000	3,444,000
Poly Developments and Holdings Group Co. Ltd., Class A	43,000	104,471
Poly Property Services Co. Ltd.	13,000	102,377
Postal Savings Bank of China Co. Ltd., Class H(c)	453,000	255,972
Rongsheng Petro Chemical Co. Ltd., Class A	51,800	220,322
SAIC Motor Corp. Ltd., Class A	30,300	114,024
Sanan Optoelectronics Co. Ltd., Class A	26,600	110,592
Sangfor Technologies Inc., Class A	200	7,628
Sany Heavy Industry Co. Ltd., Class A	32,700	176,269
Seazen Group Ltd.(a)	108,000	90,215
Semiconductor Manufacturing International Corp.(a)	174,600	489,623
SF Holding Co. Ltd., Class A	15,900	215,758
Shaanxi Coal Industry Co. Ltd., Class A	97,600	140,349
Shandong Gold Mining Co. Ltd., Class A	29,204	106,247
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	132,000	298,639
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	10,562	87,864
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	21,500	102,770
Shanghai International Airport Co. Ltd., Class A	11,200	130,421
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	60,800	47,569
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	62,000	109,078
Shanghai Pudong Development Bank Co. Ltd., Class A	94,987	141,443
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	2,000	115,547
Shengyi Technology Co. Ltd., Class A	17,700	76,811
Shenwan Hongyuan Group Co. Ltd., Class A	127,900	103,887
Shenzhen Goodix Technology Co. Ltd., Class A	2,100	50,309
Shenzhen Inovance Technology Co. Ltd., Class A	14,500	208,252
Shenzhen International Holdings Ltd.	40,500	65,436
Shenzhen Kangtai Biological Products Co. Ltd., Class A	4,700	126,091
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	2,400	157,012
Shenzhou International Group Holdings Ltd.	40,800	799,608
Silergy Corp.	4,000	344,247
SINA Corp.(a)(d)	2,721	115,316
Sinopharm Group Co. Ltd., Class H	50,000	121,291

Security	Shares	Value

China (continued)
Sinotruk Hong Kong Ltd.	49,500	$126,797
Smoore International Holdings Ltd.(a)(c)	18,000	139,486
Sunac China Holdings Ltd.	130,000	480,541
Sungrow Power Supply Co. Ltd., Class A	3,800	42,316
Suning.com Co. Ltd., Class A	59,200	70,280
Sunny Optical Technology Group Co. Ltd.	35,300	771,251
TAL Education Group, ADR(a)	17,608	1,259,148
Tencent Holdings Ltd.	270,700	19,477,885
Tencent Music Entertainment Group, ADR(a)	17,081	328,638
Tingyi Cayman Islands Holding Corp.	88,000	150,525
Tongwei Co. Ltd., Class A	6,200	36,670
Topsports International Holdings Ltd.(c)	81,000	121,303
TravelSky Technology Ltd., Class H	59,000	142,539
Trip.com Group Ltd., ADR(a)(d)	20,442	689,509
Tsingtao Brewery Co. Ltd., Class H	26,000	272,399
Unigroup Guoxin Microelectronics Co. Ltd., Class A	4,900	100,801
Uni-President China Holdings Ltd.	82,000	83,499
Unisplendour Corp. Ltd., Class A	20,160	63,481
Vipshop Holdings Ltd., ADR(a)(d)	19,768	555,678
Walvax Biotechnology Co. Ltd., Class A	8,600	50,928
Wanhua Chemical Group Co. Ltd., Class A	14,700	205,991
Want Want China Holdings Ltd.	192,000	138,813
Weibo Corp., ADR(a)(d)	2,003	82,103
Weichai Power Co. Ltd., Class H	96,800	194,637
Wens Foodstuffs Group Co. Ltd., Class A	20,160	56,575
Will Semiconductor Co. Ltd., Class A	4,100	145,964
Wilmar International Ltd.	97,900	344,689
Wingtech Technology Co. Ltd., Class A	4,238	64,614
Wuchan Zhongda Group Co. Ltd., Class A	25,699	17,295
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A	14,800	71,142
Wuliangye Yibin Co. Ltd., Class A	11,500	516,512
WuXi AppTec Co. Ltd., Class A	10,780	223,236
WuXi AppTec Co. Ltd., Class H(c)	11,368	223,008
Wuxi Biologics Cayman, Inc.(a)(c)	144,000	1,909,632
Xiaomi Corp., Class B(a)(c)	674,000	2,864,688
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	69,600	140,250
Xinyi Solar Holdings Ltd.	170,000	445,775
XPeng, Inc., ADR(a)(d)	8,191	350,821
Yadea Group Holdings Ltd.(c)	68,000	140,522
Yanzhou Coal Mining Co. Ltd., Class H	108,000	86,555
Yihai International Holding Ltd.(a)	23,000	341,569
Yonghui Superstores Co. Ltd., Class A	27,898	30,826
Yonyou Network Technology Co. Ltd., Class A	7,800	52,674
Yum China Holdings, Inc.	17,875	1,020,484
Yunnan Baiyao Group Co. Ltd., Class A	8,900	155,559
Zai Lab Ltd., ADR(a)(d)	2,905	393,163
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	1,599	65,833
Zhaojin Mining Industry Co. Ltd., Class H	69,000	82,225
Zhejiang Chint Electrics Co. Ltd., Class A	25,000	150,696
Zhejiang Expressway Co. Ltd., Class H	54,000	45,660
Zhenro Properties Group Ltd.	57,000	34,340
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(c)	23,500	109,516
Zhongsheng Group Holdings Ltd.	30,000	214,300
Zhuzhou CRRC Times Electric Co. Ltd., Class H	28,400	124,097
Zijin Mining Group Co. Ltd., Class A	76,700	109,800
Zijin Mining Group Co. Ltd., Class H	218,000	246,988
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	105,800	126,952

24	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
ZTE Corp., Class H	14,400	$36,268
ZTO Express Cayman, Inc., ADR	18,811	548,529

		141,521,320

Colombia — 0.0%
Bancolombia SA	7,812	80,339
Ecopetrol SA	242,372	160,009
Grupo de Inversiones Suramericana SA	15,087	112,144
Interconexion Electrica SA ESP	24,518	184,848

		537,340

Czech Republic — 0.0%
CEZ AS	5,115	122,679
Komercni banka A/S(a)	3,800	116,187
Moneta Money Bank AS(a)(c)	25,594	81,088

		319,954

Denmark — 1.6%
Ambu AS, B Shares	7,759	333,322
AP Moeller - Maersk A/S, Class A	137	283,012
AP Moeller - Maersk A/S, Class B	282	627,521
Carlsberg AS, Class B	4,442	712,107
Chr Hansen Holding A/S(a)	4,958	512,269
Coloplast A/S, Class B	5,765	881,635
Danske Bank A/S(a)	33,905	560,362
Demant A/S(a)	6,675	263,833
DSV Panalpina A/S	9,520	1,599,948
Genmab A/S(a)	3,029	1,228,241
GN Store Nord A/S	5,785	461,146
H Lundbeck A/S	4,294	147,001
Novo Nordisk A/S, Class B	81,000	5,650,490
Novozymes A/S, B Shares	9,520	542,259
Orsted A/S(c)	8,737	1,787,635
Pandora A/S	4,563	510,681
Rockwool International AS, -B Shares	484	181,140
Tryg A/S	6,991	219,875
Vestas Wind Systems A/S	9,205	2,174,491

		18,676,968

Egypt — 0.0%
Commercial International Bank Egypt SAE	50,357	190,197

Finland — 0.8%
Elisa OYJ	6,381	349,802
Fortum OYJ	21,500	519,443
Kesko OYJ, -B Shares	12,611	323,682
Kone OYJ, Class B	16,423	1,338,148
Neste OYJ	19,201	1,394,065
Nokia OYJ(a)	266,357	1,028,757
Nordea Bank Abp	157,897	1,294,027
Orion OYJ, Class B	5,829	267,755
Sampo OYJ, A Shares	21,534	920,655
Stora Enso OYJ, B Shares	24,213	463,623
UPM-Kymmene OYJ	26,372	983,455
Wartsila OYJ Abp	20,628	206,453

		9,089,865

France — 6.7%
Accor SA(a)	10,412	377,756
Adevinta ASA(a)	11,701	196,694
Aeroports de Paris(a)	1,364	176,470
Air Liquide SA	22,149	3,631,258
Airbus SE(a)	28,313	3,107,185
Alstom SA(a)	11,237	640,049
Amundi SA(a)(c)	2,625	213,942

Security	Shares	Value

France (continued)
Arkema SA	2,951	$337,659
Atos SE(a)(d)	4,203	383,800
AXA SA	91,144	2,185,846
BioMerieux	1,981	278,815
BNP Paribas SA(a)	52,312	2,761,665
Bollore SA	36,855	152,585
Bouygues SA	12,024	494,523
Bureau Veritas SA(a)	14,829	395,856
Capgemini SE	7,964	1,238,818
Carrefour SA	28,356	485,580
Cie de Saint-Gobain	23,874	1,098,022
Cie Generale des Etablissements Michelin SCA	8,485	1,092,502
CNP Assurances(a)	7,565	122,909
Covivio	2,326	213,438
Credit Agricole SA(a)	52,326	661,501
Danone SA	29,053	1,911,866
Dassault Aviation SA(a)	127	138,293
Dassault Systemes SE	6,318	1,281,413
Edenred	11,567	656,904
Eiffage SA(a)	3,691	356,779
Electricite de France SA(a)	25,655	405,973
Engie SA(a)	86,466	1,325,524
EssilorLuxottica SA	13,240	2,063,247
Eurazeo SE(a)	2,062	140,112
Faurecia SE(a)	3,630	185,989
Gecina SA	2,235	347,543
Getlink SE(a)	24,371	421,648
Hermes International	1,490	1,602,164
Iliad SA	771	158,259
Ipsen SA	1,966	162,565
Kering SA	3,506	2,544,421
Klepierre SA	10,557	238,102
La Francaise des Jeux SAEM(c)	3,884	178,027
Legrand SA	12,821	1,146,923
L’Oreal SA	11,971	4,567,559
LVMH Moet Hennessy Louis Vuitton SE	13,063	8,177,451
Natixis SA(a)	41,329	141,614
Orange SA	93,450	1,112,525
Orpea SA(a)	2,713	355,761
Pernod Ricard SA	10,000	1,920,465
Peugeot SA(a)	27,622	756,446
Publicis Groupe SA	10,028	498,405
Remy Cointreau SA	958	178,816
Renault SA(a)	9,369	410,099
Safran SA(a)	15,435	2,187,661
Sanofi	53,409	5,176,561
Sartorius Stedim Biotech	1,419	504,801
Schneider Electric SE	25,185	3,639,923
SCOR SE(a)	8,239	267,245
SEB SA	1,060	192,744
Societe Generale SA(a)	39,306	817,117
Sodexo SA	4,102	346,921
Suez SA	12,693	251,566
Teleperformance	2,820	936,187
Thales SA	4,478	409,704
Total SA	117,154	5,056,624
Ubisoft Entertainment SA(a)	4,631	446,283
Unibail-Rodamco-Westfield	5,880	457,963
Valeo SA	9,922	391,366
Veolia Environnement SA	24,035	592,639
Vinci SA	24,572	2,447,601

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) December 31, 2020	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Vivendi SA	37,731	$1,216,993
Wendel SE	1,358	162,064
Worldline SA(a)(c)	11,732	1,139,741

		80,273,470

Germany — 5.5%
adidas AG(a)	8,838	3,215,306
Allianz SE, Registered Shares	19,558	4,804,869
Aroundtown SA	52,261	389,654
BASF SE	43,302	3,422,705
Bayer AG, Registered Shares	47,082	2,773,655
Bayerische Motoren Werke AG	15,445	1,363,122
Bechtle AG	1,317	287,030
Beiersdorf AG	4,344	499,384
Brenntag AG	6,771	526,523
Carl Zeiss Meditec AG	1,396	185,134
Commerzbank AG(a)	42,982	277,770
Continental AG, Class A	5,218	776,622
Covestro AG(c)	8,522	525,069
Daimler AG, Registered Shares	39,989	2,834,392
Delivery Hero SE(a)(c)	5,824	910,809
Deutsche Bank AG, Registered Shares(a)	88,903	977,843
Deutsche Boerse AG	9,081	1,546,243
Deutsche Lufthansa AG, Registered Shares	15,755	208,467
Deutsche Post AG, Registered Shares	46,874	2,321,939
Deutsche Telekom AG, Registered Shares	154,788	2,825,281
Deutsche Wohnen SE	15,676	836,390
E.ON SE	107,607	1,191,558
Evonik Industries AG	10,596	346,325
Fresenius Medical Care AG & Co. KGaA	10,031	836,459
Fresenius SE & Co. KGaA	19,390	896,628
GEA Group AG	8,213	293,756
Hannover Rueck SE	2,781	443,170
HeidelbergCement AG	6,401	476,590
HelloFresh SE(a)	7,268	562,195
Henkel AG & Co. KGaA	5,360	516,492
Hochtief AG	1,191	115,898
Infineon Technologies AG	62,767	2,396,984
Just Eat Takeaway.com NV(a)(c)	5,735	646,638
KION Group AG	3,490	302,660
Knorr-Bremse AG	3,724	508,080
LANXESS AG	3,663	278,574
LEG Immobilien AG	3,930	609,719
Merck KGaA	6,324	1,084,657
MTU Aero Engines AG	2,456	640,203
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	6,708	1,993,123
Nemetschek SE	2,777	206,382
Puma SE(a)	4,318	485,891
Rational AG	213	198,151
RWE AG	29,689	1,256,060
SAP SE	48,754	6,314,554
Scout24 AG(c)	4,955	404,892
Siemens AG, Registered Shares	35,984	5,183,366
Siemens Energy AG(a)	17,629	646,094
Siemens Healthineers AG(c)	12,539	645,272
Symrise AG	6,068	806,700
TeamViewer AG(a)(c)	6,317	339,333
Telefonica Deutschland Holding AG	32,566	89,696
Uniper SE	9,623	333,435
United Internet AG, Registered Shares	4,660	196,163

Security	Shares	Value

Germany (continued)
Volkswagen AG	1,895	$395,114
Vonovia SE	24,742	1,807,009
Zalando SE(a)(c)	7,320	814,214

		65,770,242

Greece — 0.0%
FF Group(a)(e)	205	3
Hellenic Telecommunications Organization SA	12,770	205,349
JUMBO SA	4,656	80,293
OPAP SA	10,676	142,737

		428,382

Hong Kong — 2.1%
AIA Group Ltd.	568,000	6,921,715
Alibaba Pictures Group Ltd.(a)(d)	480,000	59,537
ASM Pacific Technology Ltd.	12,700	167,725
Bank of East Asia Ltd.	59,000	126,217
Beijing Enterprises Water Group Ltd.(a)(d)	232,000	93,336
BOC Hong Kong Holdings Ltd.	187,500	568,354
Bosideng International Holdings Ltd.	258,000	131,555
China Common Rich Renewable Energy Investments Ltd.(a)(e)	11,997	—
China Education Group Holdings Ltd.	58,000	111,874
China Everbright Environment Group Ltd.	146,629	82,827
China Everbright Ltd.	52,000	69,641
China Gas Holdings Ltd.	125,000	495,337
China Huishan Dairy Holdings Co. Ltd.(a)(e)	109,840	—
China Jinmao Holdings Group Ltd.	192,000	88,437
China Merchants Port Holdings Co. Ltd.	65,720	80,446
China Power International Development Ltd.	483,000	103,481
China Resources Gas Group Ltd.	48,000	255,141
China Traditional Chinese Medicine Holdings Co. Ltd.	178,000	88,119
China Youzan Ltd.(a)	760,000	226,975
CK Asset Holdings Ltd.	121,008	619,186
CK Infrastructure Holdings Ltd.	41,500	222,872
CLP Holdings Ltd.	81,000	748,977
COSCO SHIPPING Ports Ltd.	134,000	93,206
ESR Cayman Ltd.(a)(c)	83,000	297,941
Far East Horizon Ltd.	141,000	145,340
Guangdong Investment Ltd.	164,000	295,641
Hang Lung Properties Ltd.	113,000	297,784
Hang Seng Bank Ltd.(d)	34,900	602,306
Henderson Land Development Co. Ltd.	32,800	127,417
HK Electric Investments & HK Electric Investments Ltd.(b)	179,500	176,663
HKT Trust & HKT Ltd.(b)	185,900	241,099
Hong Kong & China Gas Co. Ltd.(d)	502,549	751,867
Hong Kong Exchanges & Clearing Ltd.	57,594	3,159,129
Hongkong Land Holdings Ltd.	51,500	212,703
Hutchison China MediTech Ltd., ADR(a)	3,003	96,156
Jardine Matheson Holdings Ltd.	10,400	581,756
Jardine Strategic Holdings Ltd.	12,600	313,488
Kingboard Holdings Ltd.	35,000	147,672
Kingboard Laminates Holdings Ltd.	42,500	69,441
Lee & Man Paper Manufacturing Ltd.	120,000	98,467
Link REIT	96,400	875,483
Melco Resorts & Entertainment Ltd., ADR	11,155	206,925
MTR Corp. Ltd.	66,000	369,114
New World Development Co. Ltd.	70,166	326,441
Nine Dragons Paper Holdings Ltd.	43,000	61,126
PCCW Ltd.	284,000	171,024
Power Assets Holdings Ltd.	71,500	387,218

26	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
Shimao Property Holdings Ltd.	51,000	$162,451
Sino Biopharmaceutical Ltd.	458,750	442,414
Sino Land Co. Ltd.	130,800	170,212
SSY Group Ltd.	104,000	59,013
Sun Art Retail Group Ltd.	110,000	111,912
Sun Hung Kai Properties Ltd.	60,000	767,339
Swire Pacific Ltd., Class A	21,000	115,677
Swire Properties Ltd.	39,800	115,716
Techtronic Industries Co. Ltd.	61,000	871,899
Vinda International Holdings Ltd.	31,000	84,773
WH Group Ltd.(c)	460,000	385,734
Wharf Holdings Ltd.	94,000	252,491
Wharf Real Estate Investment Co. Ltd.(d)	81,000	420,966
Xinyi Glass Holdings Ltd.	78,000	218,169

		25,545,925

Hungary — 0.1%
MOL Hungarian Oil & Gas PLC(a)	16,294	120,129
OTP Bank Nyrt(a)	11,130	501,569
Richter Gedeon Nyrt	8,007	200,940

		822,638

India — 2.8%
ACC Ltd.	4,939	109,520
Adani Green Energy Ltd.(a)	19,426	280,603
Adani Ports & Special Economic Zone Ltd.	27,638	183,335
Ambuja Cements Ltd.	26,422	90,108
Apollo Hospitals Enterprise Ltd.	4,568	150,729
Asian Paints Ltd.	17,953	680,029
Aurobindo Pharma Ltd.	13,516	170,203
Avenue Supermarts Ltd.(a)(c)	9,099	344,726
Axis Bank Ltd.(a)	109,944	935,835
Bajaj Auto Ltd.	3,300	155,754
Bajaj Finance Ltd.	12,806	929,783
Bajaj Finserv Ltd.	1,516	185,095
Balkrishna Industries Ltd.	5,542	125,089
Bandhan Bank Ltd.(a)(c)	39,844	219,914
Berger Paints India Ltd.	8,379	87,267
Bharat Forge Ltd.	11,954	86,068
Bharat Petroleum Corp. Ltd.	35,066	183,125
Bharti Airtel Ltd.	62,340	435,358
Bharti Infratel Ltd.	7,046	22,232
Biocon Ltd.(a)	19,164	122,017
Britannia Industries Ltd.	4,997	245,034
Cipla Ltd.	24,583	276,106
Coal India Ltd.	75,541	140,421
Colgate-Palmolive India Ltd.	6,248	134,022
Container Corp. Of India Ltd.	7,502	41,024
Dabur India Ltd.	20,426	149,494
Divi’s Laboratories Ltd.	6,478	340,692
DLF Ltd.	33,599	107,156
Dr Reddy’s Laboratories Ltd.	1,007	71,696
Dr Reddy’s Laboratories Ltd., ADR(d)	4,517	322,017
Eicher Motors Ltd.	6,440	223,405
GAIL India Ltd.	43,712	73,920
Godrej Consumer Products Ltd.	25,762	261,297
Grasim Industries Ltd.	15,713	199,682
Havells India Ltd.	8,781	110,212
HCL Technologies Ltd.	48,953	635,356
HDFC Asset Management Co. Ltd.(c)	2,674	106,861
HDFC Life Insurance Co. Ltd.(a)(c)	34,166	317,163
Hero MotoCorp Ltd.	4,266	181,801
Hindalco Industries Ltd.	85,181	281,410

Security	Shares	Value

India (continued)
Hindustan Petroleum Corp. Ltd.	25,339	$75,618
Hindustan Unilever Ltd.	40,002	1,313,226
Housing Development Finance Corp. Ltd.	80,829	2,831,920
ICICI Bank Ltd.(a)	192,316	1,414,174
ICICI Bank Ltd., ADR(a)(d)	22,806	338,897
ICICI Lombard General Insurance Co. Ltd.(a)(c)	10,963	228,539
ICICI Prudential Life Insurance Co. Ltd.(a)(c)	12,623	86,257
Indian Oil Corp. Ltd.	94,789	118,124
Indraprastha Gas Ltd.	14,609	100,419
Info Edge India Ltd.	4,063	265,039
Infosys Ltd.	49,177	843,031
Infosys Ltd., ADR(d)	97,713	1,656,235
InterGlobe Aviation Ltd.(a)(c)	5,982	141,381
Ipca Laboratories Ltd.	3,984	119,321
ITC Ltd.	148,193	424,400
JSW Steel Ltd.	32,800	174,330
Jubilant Foodworks Ltd.	4,029	154,203
Kotak Mahindra Bank Ltd.(a)	25,389	693,898
Larsen & Toubro Infotech Ltd.(c)	2,827	141,781
Larsen & Toubro Ltd.	12,577	222,155
Larsen & Toubro Ltd., GDR, Registered Shares	18,237	317,689
Lupin Ltd.	11,830	158,302
Mahindra & Mahindra Ltd.	10,311	101,968
Mahindra & Mahindra Ltd., GDR	27,036	263,170
Marico Ltd.	22,064	121,684
Maruti Suzuki India Ltd.	5,854	614,193
Motherson Sumi Systems Ltd.	67,315	152,740
MRF Ltd.	105	109,037
Muthoot Finance Ltd.	8,240	136,586
Nestle India Ltd.	1,798	453,142
NTPC Ltd.	183,001	249,176
Oil & Natural Gas Corp. Ltd.	76,059	97,036
Page Industries Ltd.	266	100,640
Petronet LNG Ltd.	23,885	80,994
PI Industries Ltd.	5,213	156,752
Pidilite Industries Ltd.	5,574	134,849
Piramal Enterprises Ltd.	4,721	92,332
Power Grid Corp. of India Ltd.	92,096	239,425
REC Ltd.	38,827	71,237
Reliance Industries Ltd.	31,098	846,143
Reliance Industries Ltd., GDR(c)	49,309	2,688,345
SBI Life Insurance Co. Ltd.(a)(c)	13,484	166,965
Shree Cement Ltd.	325	106,882
Shriram Transport Finance Co. Ltd.	5,718	81,987
Siemens Ltd.	4,979	107,544
State Bank of India(a)	27,343	103,103
State Bank of India, GDR, Registered Shares(a)	5,712	214,509
Sun Pharmaceutical Industries Ltd.	43,350	351,956
Tata Consultancy Services Ltd.	43,444	1,705,834
Tata Global Beverages Ltd.	34,238	277,076
Tata Motors Ltd.(a)	52,939	133,565
Tata Motors Ltd., ADR(a)(d)	6,008	75,701
Tata Steel Ltd.	29,925	264,383
Tech Mahindra Ltd.	29,414	393,132
Titan Co. Ltd.	17,275	371,109
Torrent Pharmaceuticals Ltd.	2,660	102,069
Trent Ltd.	10,835	102,202
UltraTech Cement Ltd.	4,530	328,438
United Spirits Ltd.(a)	18,510	146,694
UPL Ltd.	26,481	169,316
Vedanta Ltd.	79,815	176,811
Wipro Ltd.	31,781	168,342

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) December 31, 2020	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Wipro Ltd., ADR	13,184	$74,490
Yes Bank Ltd.(a)	558,202	137,051
Zee Entertainment Enterprises Ltd.	47,752	146,538

		34,149,644

Indonesia — 0.4%
Ace Hardware Indonesia Tbk PT	253,400	30,971
Adaro Energy Tbk PT	1,086,700	110,746
Astra International Tbk PT	965,400	414,949
Bank Central Asia Tbk PT	488,600	1,177,785
Bank Mandiri Persero Tbk PT	892,400	402,695
Bank Negara Indonesia Persero Tbk PT	405,600	178,600
Bank Rakyat Indonesia Persero Tbk PT	2,829,600	841,249
Barito Pacific Tbk PT(a)	1,669,600	130,849
Charoen Pokphand Indonesia Tbk PT	284,800	132,450
Gudang Garam Tbk PT(a)	22,300	65,093
Indah Kiat Pulp & Paper Corp. Tbk PT	126,800	94,219
Indocement Tunggal Prakarsa Tbk PT	88,600	91,350
Indofood CBP Sukses Makmur Tbk PT	165,500	112,834
Indofood Sukses Makmur Tbk PT	159,200	77,649
Kalbe Farma Tbk PT	858,400	90,438
Merdeka Copper Gold Tbk PT(a)	847,900	146,760
Perusahaan Gas Negara Tbk PT	426,200	50,273
Sarana Menara Nusantara Tbk PT	1,534,700	104,922
Semen Indonesia Persero Tbk PT	106,000	93,828
Telkom Indonesia Persero Tbk PT	2,223,800	524,294
Unilever Indonesia Tbk PT	374,500	196,015
United Tractors Tbk PT	79,900	151,434

		5,219,403

Ireland — 0.6%
CRH PLC	39,143	1,664,617
Experian PLC	43,340	1,646,428
Flutter Entertainment PLC(a)	7,919	1,610,211
Kerry Group PLC, Class A	6,911	1,003,777
Kingspan Group PLC(a)	7,024	492,542
Smurfit Kappa Group PLC	9,784	454,678

		6,872,253

Israel — 0.4%
Azrieli Group Ltd.	2,198	139,698
Bank Hapoalim BM(a)	46,775	321,262
Bank Leumi Le-Israel BM	69,019	407,402
Check Point Software Technologies Ltd.(a)	5,227	694,721
CyberArk Software Ltd.(a)	1,512	244,324
Elbit Systems Ltd.	613	80,808
ICL Group Ltd.	34,017	173,646
Isracard Ltd.	1	2
Israel Discount Bank Ltd., Class A	49,699	191,891
Mizrahi Tefahot Bank Ltd.	7,034	163,171
Nice Ltd.(a)	3,161	894,302
Teva Pharmaceutical Industries Ltd., ADR(a)(d)	51,073	492,855
Wix.com Ltd.(a)	2,556	638,898

		4,442,980

Italy — 1.3%
Amplifon SpA(a)	5,862	243,661
Assicurazioni Generali SpA	52,819	924,776
Atlantia SpA(a)	22,980	414,971
Davide Campari-Milano NV	25,177	288,587
DiaSorin SpA	1,148	239,692
Enel SpA	379,783	3,864,189
Eni SpA	119,853	1,251,230
Ferrari NV	6,237	1,446,618

Security	Shares	Value

Italy (continued)
FinecoBank Banca Fineco SpA(a)	23,619	$389,525
Infrastrutture Wireless Italiane SpA(c)	18,443	223,575
Intesa Sanpaolo SpA(a)	770,537	1,821,331
Mediobanca Banca di Credito Finanziario SpA(a)	28,872	267,263
Moncler SpA(a)	8,703	535,066
Nexi SpA(a)(c)	23,897	475,529
Poste Italiane SpA(c)	23,222	237,532
Prysmian SpA	11,451	407,571
Recordati Industria Chimica e Farmaceutica SpA	5,232	290,945
Snam SpA	104,888	592,365
Telecom Italia SpA/Milano	730,407	356,961
Terna Rete Elettrica Nazionale SpA	76,635	588,877
UniCredit SpA(a)	100,826	944,679

		15,804,943

Japan — 15.7%
ABC-Mart, Inc.	1,700	94,524
Acom Co. Ltd.	14,700	62,765
Advantest Corp.	10,000	749,018
Aeon Co. Ltd.	31,100	1,020,278
Aeon Mall Co. Ltd.	5,190	85,717
AGC, Inc.(d)	10,500	367,175
Air Water, Inc.	10,700	190,387
Aisin Seiki Co. Ltd.	7,000	209,924
Ajinomoto Co., Inc.	21,200	480,386
Alfresa Holdings Corp.	8,900	163,131
Amada Co. Ltd.	13,600	149,657
ANA Holdings, Inc.	6,700	148,040
Asahi Group Holdings Ltd.(d)	19,100	786,580
Asahi Intecc Co. Ltd.	10,700	390,821
Asahi Kasei Corp.	63,900	654,983
Astellas Pharma, Inc.	87,800	1,359,474
Azbil Corp.	6,700	366,504
Bandai Namco Holdings, Inc.	9,500	822,707
Bank of Kyoto Ltd.	3,000	156,415
Bridgestone Corp.(d)	22,200	728,068
Brother Industries Ltd.	9,200	189,920
Calbee, Inc.	4,500	135,650
Canon, Inc.(d)	44,900	869,826
Capcom Co. Ltd.	4,000	259,411
Casio Computer Co. Ltd.	7,800	142,744
Central Japan Railway Co.	6,400	904,982
Chiba Bank Ltd.	26,100	144,027
Chubu Electric Power Co., Inc.	31,400	378,934
Chugai Pharmaceutical Co. Ltd.	32,100	1,712,700
Chugoku Electric Power Co., Inc.	14,700	172,512
Coca-Cola Bottlers Japan Holdings, Inc.	7,100	110,904
Concordia Financial Group Ltd.	48,900	172,498
Cosmos Pharmaceutical Corp.	1,200	193,773
CyberAgent, Inc.	5,400	372,517
Dai Nippon Printing Co. Ltd.	9,600	172,681
Daifuku Co. Ltd.	4,900	606,353
Dai-ichi Life Holdings, Inc.	54,200	816,544
Daiichi Sankyo Co. Ltd.	80,100	2,745,041
Daikin Industries Ltd.	11,800	2,625,111
Daito Trust Construction Co. Ltd.	3,400	317,745
Daiwa House Industry Co. Ltd.	26,900	799,809
Daiwa House REIT Investment Corp.	85	210,279
Daiwa Securities Group, Inc.	65,000	296,064
Denso Corp.	21,200	1,261,840
Dentsu Group, Inc.(d)	9,500	282,738
Disco Corp.	1,400	471,846
East Japan Railway Co.	13,400	893,986

28	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Eisai Co. Ltd.	12,300	$879,612
ENEOS Holdings, Inc.	139,100	499,606
FANUC Corp.	9,200	2,271,011
Fast Retailing Co. Ltd.	2,800	2,510,702
Fuji Electric Co. Ltd.	4,700	169,651
FUJIFILM Holdings Corp.	17,300	912,610
Fujitsu Ltd.	9,700	1,401,993
Fukuoka Financial Group, Inc.	7,600	135,469
GLP J-Reit	231	364,521
GMO Payment Gateway, Inc.	1,700	228,452
Hakuhodo DY Holdings, Inc.	14,000	192,371
Hamamatsu Photonics KK	6,400	366,168
Hankyu Hanshin Holdings, Inc.	11,600	385,840
Harmonic Drive Systems, Inc.	1,500	134,230
Hikari Tsushin, Inc.	1,000	234,634
Hino Motors Ltd.	12,500	106,710
Hirose Electric Co. Ltd.	1,611	244,503
Hisamitsu Pharmaceutical Co., Inc.	2,900	172,378
Hitachi Construction Machinery Co. Ltd.	4,600	130,794
Hitachi Ltd.	46,000	1,815,588
Hitachi Metals Ltd.	13,200	200,692
Honda Motor Co. Ltd.	76,200	2,150,080
Hoshizaki Corp.	2,500	229,561
Hoya Corp.	17,200	2,382,111
Hulic Co. Ltd.	19,700	216,703
Ibiden Co. Ltd.	4,500	210,362
Idemitsu Kosan Co. Ltd.	8,649	190,424
Iida Group Holdings Co. Ltd.	6,800	137,484
Inpex Corp.(d)	45,900	247,507
Isuzu Motors Ltd.	24,900	237,039
Ito En Ltd.	1,800	113,980
ITOCHU Corp.	63,700	1,832,019
Itochu Techno-Solutions Corp.	3,800	135,690
Japan Airlines Co. Ltd.(a)	5,700	109,921
Japan Airport Terminal Co. Ltd.	1,700	103,167
Japan Exchange Group, Inc.	24,200	618,353
Japan Post Bank Co. Ltd.	18,900	155,351
Japan Post Holdings Co. Ltd.	64,700	503,957
Japan Post Insurance Co. Ltd.	10,400	213,243
Japan Real Estate Investment Corp.	59	340,922
Japan Retail Fund Investment Corp.	117	212,934
Japan Tobacco, Inc.(d)	56,900	1,160,029
JFE Holdings, Inc.(a)	20,100	192,986
JSR Corp.	7,600	211,908
Kajima Corp.	21,700	291,106
Kakaku.com, Inc.	7,400	202,563
Kansai Electric Power Co., Inc.	28,400	268,609
Kansai Paint Co. Ltd.	7,600	234,273
Kao Corp.	22,600	1,745,989
KDDI Corp.	77,000	2,283,069
Keihan Holdings Co. Ltd.	4,600	220,539
Keikyu Corp.	11,000	188,711
Keio Corp.	5,500	426,718
Keisei Electric Railway Co. Ltd.	5,400	182,790
Keyence Corp.	8,480	4,770,141
Kikkoman Corp.	6,300	438,461
Kintetsu Group Holdings Co. Ltd.	8,500	372,515
Kirin Holdings Co. Ltd.(d)	40,400	953,965
Kobayashi Pharmaceutical Co. Ltd.	2,600	317,788
Kobe Bussan Co. Ltd.	5,600	172,060
Koei Tecmo Holdings Co. Ltd.	2,200	134,307
Koito Manufacturing Co. Ltd.	4,500	306,251
Komatsu Ltd.	39,900	1,101,171

Security	Shares	Value

Japan (continued)
Konami Holdings Corp.	5,300	$298,211
Kose Corp.	1,700	290,496
Kubota Corp.(d)	49,500	1,081,457
Kuraray Co. Ltd.	13,400	142,672
Kurita Water Industries Ltd.	4,000	152,899
Kyocera Corp.	15,300	939,090
Kyowa Kirin Co. Ltd.	12,600	344,081
Kyushu Electric Power Co., Inc.	13,400	115,600
Kyushu Railway Co.	6,700	144,539
Lasertec Corp.	3,800	446,017
Lawson, Inc.	1,900	88,418
Lion Corp.	11,900	288,275
Lixil Corp.	13,600	294,939
M3, Inc.	20,700	1,955,474
Makita Corp.	9,800	491,539
Marubeni Corp.	71,500	476,362
Marui Group Co. Ltd.	9,500	167,295
Mazda Motor Corp.	30,300	202,825
McDonald’s Holdings Co. Japan Ltd.(d)	2,400	116,307
Medipal Holdings Corp.	9,800	184,292
MEIJI Holdings Co. Ltd.	6,100	429,316
Mercari, Inc.(a)	2,700	119,688
MINEBEA MITSUMI, Inc.	20,100	399,885
MISUMI Group, Inc.	15,500	508,823
Mitsubishi Chemical Holdings Corp.	59,500	360,472
Mitsubishi Corp.	63,500	1,565,391
Mitsubishi Electric Corp.	88,100	1,331,512
Mitsubishi Estate Co. Ltd.	55,500	892,042
Mitsubishi Gas Chemical Co., Inc.	9,300	213,857
Mitsubishi Heavy Industries Ltd.	14,800	453,266
Mitsubishi UFJ Financial Group, Inc.	563,800	2,496,291
Mitsubishi UFJ Lease & Finance Co. Ltd.	15,200	72,989
Mitsui & Co. Ltd.	78,500	1,439,242
Mitsui Chemicals, Inc.	7,900	232,065
Mitsui Fudosan Co. Ltd.	44,100	923,434
Miura Co. Ltd.	3,700	206,564
Mizuho Financial Group, Inc.	110,840	1,406,801
MonotaRO Co. Ltd.	5,200	264,102
MS&AD Insurance Group Holdings, Inc.	19,900	605,458
Murata Manufacturing Co. Ltd.	27,300	2,471,456
Nabtesco Corp.	5,000	219,463
Nagoya Railroad Co. Ltd.	5,700	150,399
NEC Corp.	11,400	612,290
Nexon Co. Ltd.	21,700	669,551
NGK Insulators Ltd.	16,200	250,318
NGK Spark Plug Co. Ltd.	8,500	145,154
NH Foods Ltd.	4,000	176,178
Nidec Corp.	21,400	2,707,270
Nihon M&A Center Inc.	6,600	441,363
Nintendo Co. Ltd.	5,200	3,338,094
Nippon Building Fund, Inc.	62	359,581
Nippon Express Co. Ltd.	3,800	255,613
Nippon Paint Holdings Co. Ltd.	6,600	725,224
Nippon Shinyaku Co. Ltd.	1,900	124,716
Nippon Steel Corp.(a)	43,347	559,054
Nippon Telegraph & Telephone Corp.	57,400	1,472,825
Nippon Yusen KK	5,300	123,653
Nissan Chemical Corp.	5,900	369,957
Nissan Motor Co. Ltd.	120,200	651,533
Nisshin Seifun Group, Inc.	9,000	143,367
Nissin Foods Holdings Co. Ltd.	3,500	300,004
Nitori Holdings Co. Ltd.	4,100	857,316
Nitto Denko Corp.	7,300	653,934

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) December 31, 2020	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Nomura Holdings, Inc.	141,500	$748,120
Nomura Real Estate Holdings, Inc.	5,200	115,303
Nomura Real Estate Master Fund, Inc.	177	253,295
Nomura Research Institute Ltd.	14,843	530,986
NSK Ltd.	14,400	125,318
NTT Data Corp.	33,500	458,558
Obayashi Corp.	35,600	307,390
Obic Co. Ltd.	3,400	683,324
Odakyu Electric Railway Co. Ltd.	16,000	502,531
Oji Holdings Corp.	39,000	222,031
Olympus Corp.	55,000	1,204,164
Omron Corp.	9,100	812,368
Ono Pharmaceutical Co. Ltd.	15,000	452,022
Oracle Corp. Japan	2,000	260,709
Oriental Land Co. Ltd.	9,700	1,602,744
ORIX Corp.	65,900	1,013,813
Orix JREIT, Inc.	142	234,915
Osaka Gas Co. Ltd.	18,700	383,304
Otsuka Corp.	5,800	305,933
Otsuka Holdings Co. Ltd.(d)	18,100	775,520
Pan Pacific International Holdings Corp.	20,000	462,074
Panasonic Corp.	103,800	1,210,020
PeptiDream, Inc.(a)	5,300	269,595
Persol Holdings Co. Ltd.	8,300	149,954
Pigeon Corp.	4,400	181,600
Pola Orbis Holdings, Inc.	5,600	113,717
Rakuten, Inc.	39,300	378,177
Recruit Holdings Co. Ltd.	63,700	2,675,587
Renesas Electronics Corp.(a)(d)	36,900	386,232
Resona Holdings, Inc.	94,700	331,523
Ricoh Co. Ltd.	29,100	191,358
Rinnai Corp.	2,100	244,108
Rohm Co. Ltd.	4,000	387,763
Ryohin Keikaku Co. Ltd.	11,000	225,110
Santen Pharmaceutical Co. Ltd.	19,300	313,456
SBI Holdings, Inc.	12,550	298,554
SCSK Corp.	1,900	108,652
Secom Co. Ltd.	10,200	940,967
Sega Sammy Holdings, Inc.	8,800	138,916
Seibu Holdings, Inc.	9,800	96,133
Seiko Epson Corp.	14,900	221,416
Sekisui Chemical Co. Ltd.	14,400	273,043
Sekisui House Ltd.	29,600	603,005
Seven & i Holdings Co. Ltd.	35,900	1,271,239
SG Holdings Co. Ltd.	12,800	349,008
Sharp Corp.	13,900	211,203
Shimadzu Corp.	11,000	427,569
Shimamura Co. Ltd.	1,100	115,582
Shimano, Inc.	3,400	795,868
Shimizu Corp.	30,700	223,474
Shin-Etsu Chemical Co. Ltd.	16,900	2,966,216
Shinsei Bank Ltd.	3,200	39,532
Shionogi & Co. Ltd.	12,400	677,927
Shiseido Co. Ltd.	19,000	1,315,260
Shizuoka Bank Ltd.	15,700	115,243
SMC Corp.	2,700	1,648,991
Softbank Corp.	133,900	1,680,711
SoftBank Group Corp.	73,100	5,675,119
Sohgo Security Services Co. Ltd.	4,300	223,063
Sompo Holdings, Inc.	14,800	600,034
Sony Corp.	60,100	6,056,157
Square Enix Holdings Co. Ltd.	4,200	254,649

Security	Shares	Value

Japan (continued)
Stanley Electric Co. Ltd.	5,700	$183,879
Subaru Corp.	29,800	596,266
SUMCO Corp.	10,100	221,779
Sumitomo Chemical Co. Ltd.	79,700	321,253
Sumitomo Corp.	59,300	785,900
Sumitomo Dainippon Pharma Co. Ltd.	6,600	97,545
Sumitomo Electric Industries Ltd.	33,500	443,902
Sumitomo Metal Mining Co. Ltd.	10,100	449,258
Sumitomo Mitsui Financial Group, Inc.	60,600	1,878,488
Sumitomo Mitsui Trust Holdings, Inc.	15,200	468,991
Sumitomo Realty & Development Co. Ltd.	16,400	506,314
Sundrug Co. Ltd.	4,000	159,868
Suntory Beverage & Food Ltd.	6,300	223,142
Suzuken Co. Ltd.	3,170	114,671
Suzuki Motor Corp.	16,700	774,137
Sysmex Corp.	8,500	1,022,776
T&D Holdings, Inc.	24,800	293,355
Taiheiyo Cement Corp.	5,900	147,790
Taisei Corp.	8,800	303,587
Taisho Pharmaceutical Holdings Co. Ltd.	1,300	87,661
Taiyo Nippon Sanso Corp.	9,300	172,994
Takeda Pharmaceutical Co. Ltd.	74,276	2,688,001
TDK Corp.	5,800	875,124
Teijin Ltd.	7,200	135,490
Terumo Corp.	31,600	1,322,342
THK Co. Ltd.	5,800	187,577
TIS, Inc.	9,000	184,496
Tobu Railway Co. Ltd.	7,900	235,548
Toho Co. Ltd.	5,500	231,982
Toho Gas Co. Ltd.	3,600	238,502
Tohoku Electric Power Co., Inc.	15,400	127,099
Tokio Marine Holdings, Inc.	29,400	1,514,734
Tokyo Century Corp.	2,300	182,526
Tokyo Electric Power Co. Holdings, Inc.(a)	84,300	222,669
Tokyo Electron Ltd.	7,100	2,652,296
Tokyo Gas Co. Ltd.	19,900	460,589
Tokyu Corp.	26,400	328,018
Tokyu Fudosan Holdings Corp.	30,800	164,522
Toppan Printing Co. Ltd.	11,500	162,398
Toray Industries, Inc.	70,500	418,164
Toshiba Corp.	18,400	515,355
Tosoh Corp.	10,700	167,178
TOTO Ltd.	5,900	355,112
Toyo Suisan Kaisha Ltd.	3,600	175,201
Toyoda Gosei Co. Ltd.	4,300	124,761
Toyota Industries Corp.	6,200	492,596
Toyota Motor Corp.	99,506	7,678,885
Toyota Tsusho Corp.	10,200	412,758
Trend Micro, Inc.(d)	5,700	328,167
Tsuruha Holdings, Inc.	1,800	255,967
Unicharm Corp.	18,900	896,351
United Urban Investment Corp.	134	165,894
USS Co. Ltd.	12,100	244,673
Welcia Holdings Co. Ltd.	5,000	188,612
West Japan Railway Co.	6,400	335,104
Yakult Honsha Co. Ltd.	6,700	337,893
Yamada Holdings Co. Ltd.	38,700	205,614
Yamaha Corp.	6,900	406,578
Yamaha Motor Co. Ltd.	11,600	236,768
Yamato Holdings Co. Ltd.	13,900	354,904
Yamazaki Baking Co. Ltd.	1,700	28,392
Yaskawa Electric Corp.	10,400	518,495

30	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Yokogawa Electric Corp.	9,900	$197,457
Z Holdings Corp.	127,000	768,507
ZOZO, Inc.	4,300	105,927

		188,964,515

Jordan — 0.0%
Hikma Pharmaceuticals PLC	8,767	301,327

Kuwait — 0.2%
Agility Public Warehousing Co. KSC	53,070	118,124
Boubyan Bank KSCP	55,276	103,313
Kuwait Finance House KSCP	184,926	412,095
Mabanee Co. KPSC	52,969	114,401
Mobile Telecommunications Co. KSC	76,008	151,578
National Bank of Kuwait SAKP	319,263	881,594

		1,781,105

Luxembourg — 0.1%
ArcelorMittal SA(a)	31,879	729,071
Eurofins Scientific SE(a)	6,050	507,243
Reinet Investments SCA	5,889	110,451
SES SA	18,778	176,235

		1,523,000

Macau — 0.1%
Galaxy Entertainment Group Ltd.	97,000	755,100
Sands China Ltd.	104,800	457,703
SJM Holdings Ltd.	69,000	77,362
Wynn Macau Ltd.(a)	73,600	123,829

		1,413,994

Malaysia — 0.5%
AMMB Holdings BHD	68,900	62,616
Axiata Group BHD	165,600	154,111
CIMB Group Holdings Bhd	239,100	255,995
Dialog Group BHD	142,134	122,045
DiGi.Com BHD	144,300	148,614
Fraser & Neave Holdings Bhd	12,300	98,240
Gamuda Bhd	129,800	125,813
Genting Bhd	119,100	132,287
Genting Malaysia Bhd	106,100	71,134
Genting Plantations Bhd	10,000	24,511
Hartalega Holdings Bhd(d)	88,200	266,959
Hong Leong Bank Bhd	31,140	141,050
Hong Leong Financial Group Bhd	7,000	31,496
IHH Healthcare Bhd	133,900	183,333
IOI Corp. Bhd	102,200	111,046
Kossan Rubber Industries(d)	64,800	72,852
Kuala Lumpur Kepong BHD	17,500	103,082
Malayan Banking Bhd	203,800	429,038
Malaysia Airports Holdings Bhd	11,800	17,399
Maxis Bhd(d)	144,000	180,931
MISC BHD	83,600	143,007
Nestle Malaysia Bhd	2,400	82,980
Petronas Chemicals Group BHD	122,200	226,324
Petronas Dagangan BHD	22,000	117,206
Petronas Gas BHD	34,000	145,325
PPB Group BHD	15,120	69,652
Press Metal Aluminium Holdings BHD	77,800	162,540
Public Bank Bhd	131,420	673,869
QL Resources BHD	80,400	115,957
RHB Bank Bhd	82,424	111,851
Sime Darby Bhd	159,000	91,517
Sime Darby Plantation BHD	79,200	98,444

Security	Shares	Value

Malaysia (continued)
Supermax Corp. Bhd(a)(d)	74,417	$111,801
Telekom Malaysia Bhd	55,900	75,278
Tenaga Nasional Bhd	95,300	247,214
Top Glove Corp. Bhd(d)	219,000	334,613
Westports Holdings BHD	70,000	74,964

		5,615,094

Mexico — 0.6%
Alfa SAB de CV, Class A	153,472	110,904
America Movil SAB de CV, Series L	1,657,359	1,206,821
Arca Continental SAB de CV	33,779	162,415
Becle SAB de CV	5,783	14,513
Cemex SAB de CV(a)	646,337	333,570
Coca-Cola Femsa SAB de CV	24,300	111,746
Fibra Uno Administracion SA de CV	143,017	161,707
Fomento Economico Mexicano SAB de CV	85,425	645,383
Fresnillo PLC	9,956	153,776
Gruma SAB de CV, Class B	9,959	118,575
Grupo Aeroportuario del Pacifico SAB de CV, Class B(a)	15,800	176,377
Grupo Aeroportuario del Sureste SAB de CV, Class B	10,700	177,022
Grupo Bimbo SAB de CV, Series A	51,412	111,714
Grupo Carso SAB de CV, Series A1(a)	11,376	37,948
Grupo Financiero Banorte SAB de CV, Class O(a)	113,340	626,119
Grupo Financiero Inbursa SAB de CV, Class O(a)	99,700	100,504
Grupo Mexico SAB de CV, Series B	139,907	591,421
Grupo Televisa SAB, Series CPO(a)	109,894	180,805
Industrias Penoles SAB de CV(a)	7,755	131,246
Infraestructura Energetica Nova SAB de CV(a)	33,988	132,488
Kimberly-Clark de Mexico SAB de C.V., Class A	78,500	134,084
Megacable Holdings SAB de CV, CPO	21,129	77,171
Orbia Advance Corp. SAB de CV	36,623	86,039
Promotora y Operadora de Infraestructura SAB de CV	14,276	125,998
Telesites SAB de CV(a)	105,313	113,889
Wal-Mart de Mexico SAB de CV	270,979	762,301

		6,584,536

Netherlands — 2.9%
ABN AMRO Bank NV(a)(c)	19,393	190,030
Adyen NV(a)(c)	855	1,986,627
Aegon NV	97,498	388,906
Akzo Nobel NV	9,256	993,489
Altice Europe NV(a)	33,037	213,971
Argenx SE(a)	2,122	625,313
ASML Holding NV	19,872	9,621,565
EXOR NV	6,176	501,658
Heineken Holding NV	5,886	554,038
Heineken NV	12,101	1,348,522
ING Groep NV(a)	180,010	1,673,704
JDE Peet’s BV(a)	2,798	126,918
Koninklijke Ahold Delhaize NV	49,926	1,408,479
Koninklijke DSM NV	7,996	1,375,082
Koninklijke KPN NV	156,837	476,673
Koninklijke Philips NV(a)	43,217	2,327,993
Koninklijke Vopak NV	2,976	156,296
NN Group NV	13,812	597,096
Prosus NV(a)	23,140	2,498,627
QIAGEN NV(a)	10,176	527,718
Randstad NV(a)	6,023	389,885

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) December 31, 2020	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Netherlands (continued)
Royal Dutch Shell PLC, A Shares	370,303	$6,390,181
Wolters Kluwer NV	12,557	1,059,398

		35,432,169

New Zealand — 0.2%
a2 Milk Co. Ltd.(a)	39,014	339,323
Auckland International Airport Ltd.(a)	55,568	303,880
Fisher & Paykel Healthcare Corp. Ltd.	27,280	647,865
Mercury NZ Ltd.	24,362	114,652
Meridian Energy Ltd.	47,463	254,193
Ryman Healthcare Ltd.	13,399	147,001
Spark New Zealand Ltd.	83,974	284,438
Xero Ltd.(a)	6,195	703,127

		2,794,479

Norway — 0.3%
DNB ASA	42,034	823,682
Equinor ASA	42,283	713,588
Gjensidige Forsikring ASA	10,495	234,241
Mowi ASA	20,651	460,022
Norsk Hydro ASA	62,662	291,634
Orkla ASA	34,581	351,081
Schibsted ASA, Class A, Class A(a)	4,584	195,369
Schibsted ASA, B Shares(a)	4,171	154,830
Telenor ASA	30,733	521,685

		3,746,132

Pakistan — 0.0%
Habib Bank Ltd.	10,100	8,361
MCB Bank Ltd.	84,068	97,472
Oil & Gas Development Co. Ltd.	11,100	7,199

		113,032

Peru — 0.1%
Cia de Minas Buenaventura SAA, ADR(a)	9,607	117,109
Credicorp Ltd.	3,359	550,943
Southern Copper Corp.(d)	3,339	217,436

		885,488

Philippines — 0.2%
Aboitiz Equity Ventures, Inc.	70,570	69,378
Aboitiz Power Corp.	14,700	8,139
Ayala Corp.	13,480	231,939
Ayala Land, Inc.	317,200	270,287
Bank of the Philippine Islands	94,032	159,127
BDO Unibank, Inc.	93,622	208,446
Globe Telecom, Inc.	905	38,296
GT Capital Holdings, Inc.	3,701	45,100
International Container Terminal Services, Inc.	41,800	107,509
JG Summit Holdings, Inc.	164,265	245,267
Jollibee Foods Corp.	12,070	49,105
Manila Electric Co.	11,960	72,800
Megaworld Corp.	600,000	50,959
Metro Pacific Investments Corp.	584,000	52,132
Metropolitan Bank & Trust Co.	96,987	99,087
PLDT, Inc.	6,295	175,771
SM Investments Corp.	9,052	197,837
SM Prime Holdings, Inc.	486,150	389,812
Universal Robina Corp.	34,300	108,862

		2,579,853

Poland — 0.2%
Allegro.eu SA(a)(c)	11,589	262,759
Bank Polska Kasa Opieki SA(a)	7,442	122,238

Security	Shares	Value

Poland (continued)
CD Projekt SA(d)	3,685	$271,733
Cyfrowy Polsat SA	8,953	72,997
Dino Polska SA(a)(c)	3,219	249,645
KGHM Polska Miedz SA(a)	7,250	357,139
LPP SA(a)	55	122,442
Orange Polska SA(a)	32,359	57,362
PGE Polska Grupa Energetyczna SA(a)	30,296	52,946
Polski Koncern Naftowy ORLEN SA	11,167	172,880
Polskie Gornictwo Naftowe i Gazownictwo SA	93,796	140,056
Powszechna Kasa Oszczednosci Bank Polski SA(a)	38,504	297,228
Powszechny Zaklad Ubezpieczen SA(a)	26,379	229,175
Santander Bank Polska SA(a)	1,611	80,129

		2,488,729

Portugal — 0.1%
EDP - Energias de Portugal SA	132,565	832,045
Galp Energia SGPS SA	25,061	265,556
Jeronimo Martins SGPS SA	10,590	178,015

		1,275,616

Qatar — 0.2%
Barwa Real Estate Co.	109,970	101,580
Commercial Bank PSQC	100,850	120,482
Industries Qatar QSC	97,136	286,500
Masraf Al Rayan QSC	154,440	189,845
Mesaieed Petrochemical Holding Co.	245,102	136,168
Ooredoo QPSC	63,062	128,528
Qatar Electricity & Water Co. QSC	34,989	169,427
Qatar Fuel QSC	23,217	117,666
Qatar Gas Transport Co., Ltd.	132,108	113,890
Qatar International Islamic Bank QSC	39,371	96,600
Qatar Islamic Bank SAQ	52,150	242,119
Qatar National Bank QPSC	200,811	971,073

		2,673,878

Romania — 0.0%
NEPI Rockcastle PLC	22,422	142,665

Russia — 0.9%
Alrosa AO	178,743	238,810
Evraz PLC	27,295	174,440
Gazprom PJSC	472,759	1,357,616
Gazprom PJSC, ADR	34,210	190,999
Inter RAO UES PJSC	2,775,524	200,156
Lukoil PJSC	19,571	1,362,629
Magnit PJSC, GDR, Registered Shares	14,877	261,437
Mail.Ru Group Ltd., GDR, Registered Shares(a)	5,177	139,110
MMC Norilsk Nickel PJSC	3,130	1,003,157
Mobile TeleSystems PJSC, ADR	25,223	225,746
Moscow Exchange MICEX-RTS PJSC	63,850	137,988
Novatek PJSC, GDR, Registered Shares	4,198	683,634
Novolipetsk Steel PJSC	57,306	162,164
PhosAgro PJSC, GDR, Registered Shares	7,652	104,353
Polymetal International PLC	8,117	190,159
Polyus PJSC	2,036	417,814
Rosneft Oil Co. PJSC	22,083	130,118
Rosneft Oil Co. PJSC, GDR, Registered Shares	29,564	166,701
Sberbank of Russia PJSC	503,311	1,846,131
Severstal PJSC	10,830	193,374
Surgutneftegas PJSC	321,026	157,716
Surgutneftegas PJSC, ADR	9,276	42,851
Tatneft PJSC	62,626	436,390
VTB Bank PJSC	86,510,000	44,406

32	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Russia (continued)
VTB Bank PJSC, GDR, Registered Shares	50,000	$47,706
X5 Retail Group NV, GDR, Registered Shares	4,717	175,898
Yandex NV, Class A(a)	13,646	950,783

		11,042,286

Saudi Arabia — 0.8%
Advanced Petrochemical Co.	6,265	111,947
Al Rajhi Bank	55,261	1,084,127
Alinma Bank(a)	51,081	220,259
Almarai Co. JSC	14,060	206,018
Arab National Bank	31,320	167,921
Bank AlBilad	11,600	87,691
Bank Al-Jazira	25,089	91,329
Banque Saudi Fransi	25,272	212,987
Bupa Arabia for Cooperative Insurance Co.(a)	3,161	102,746
Co. for Cooperative Insurance(a)	5,107	108,483
Dar Al Arkan Real Estate Development Co.(a)	26,789	61,698
Dr Sulaiman Al Habib Medical Services Group Co.	3,988	115,868
Etihad Etisalat Co.	14,520	110,867
Jarir Marketing Co.	2,022	93,457
Mobile Telecommunications Co. Saudi Arabia(a)	32,501	117,820
National Commercial Bank	69,878	807,365
National Industrialization Co.(a)	29,825	108,834
Rabigh Refining & Petrochemical Co.(a)	22,379	82,439
Riyad Bank	55,131	297,034
Sahara International Petrochemical Co.	14,239	65,750
Samba Financial Group	46,040	375,050
Saudi Airlines Catering Co.	4,132	84,932
Saudi Arabian Fertilizer Co.	8,326	178,922
Saudi Arabian Mining Co.(a)	20,212	218,393
Saudi Arabian Oil Co.(c)	97,565	910,509
Saudi Basic Industries Corp.	42,762	1,156,365
Saudi British Bank	31,658	208,465
Saudi Cement Co.	5,760	94,424
Saudi Electricity Co.	40,008	227,308
Saudi Industrial Investment Group	15,022	109,792
Saudi Kayan Petrochemical Co.(a)	43,107	164,477
Saudi Telecom Co.	28,508	805,926
Savola Group	12,960	146,897
Yanbu National Petrochemical Co.	12,736	216,903

		9,153,003

Singapore — 0.6%
Ascendas Real Estate Investment Trust	164,051	370,338
BOC Aviation Ltd.(c)	12,300	106,463
CapitaLand Integrated Commercial Trust	223,776	365,969
CapitaLand Ltd.(d)	70,900	175,922
City Developments Ltd.	17,400	104,890
DBS Group Holdings Ltd.	85,884	1,627,564
Genting Singapore Ltd.	233,100	150,126
Keppel Corp. Ltd.	81,000	329,863
Mapletree Commercial Trust	114,900	185,215
Mapletree Logistics Trust(d)	102,612	156,172
Oversea-Chinese Banking Corp. Ltd.(d)	152,749	1,164,022
Singapore Airlines Ltd.(a)(d)	71,999	233,617
Singapore Exchange Ltd.	42,100	295,710
Singapore Technologies Engineering Ltd.	65,500	189,562
Singapore Telecommunications Ltd.	363,400	634,547
Suntec Real Estate Investment Trust	137,400	154,961
United Overseas Bank Ltd.	55,500	945,965

Security	Shares	Value

Singapore (continued)
UOL Group Ltd.(d)	22,000	$128,284
Venture Corp. Ltd.	11,200	164,683

		7,483,873

South Africa — 1.2%
Absa Group Ltd.	39,136	319,942
African Rainbow Minerals Ltd.	7,134	127,130
Anglo American Platinum Ltd.	2,774	272,967
Anglo American PLC	57,744	1,906,836
AngloGold Ashanti Ltd.	19,921	459,148
Aspen Pharmacare Holdings Ltd.(a)	18,439	157,665
Bid Corp. Ltd.	14,178	254,785
Bidvest Group Ltd.	15,555	166,553
Capitec Bank Holdings Ltd.(a)	3,567	348,836
Clicks Group Ltd.	10,206	175,485
Discovery Ltd.	20,716	216,570
Exxaro Resources Ltd.	14,243	134,628
FirstRand Ltd.	209,702	730,687
Gold Fields Ltd.	38,623	358,541
Growthpoint Properties Ltd.	122,689	105,100
Harmony Gold Mining Co. Ltd.(a)	22,182	106,023
Impala Platinum Holdings Ltd.	38,734	533,139
Kumba Iron Ore Ltd.	2,943	124,732
Mr Price Group Ltd.	10,819	125,556
MTN Group Ltd.	86,848	358,437
MultiChoice Group	18,030	164,584
Naspers Ltd., N Shares	20,476	4,192,965
Nedbank Group Ltd.	14,162	125,065
Northam Platinum Ltd.(a)	18,042	258,094
Old Mutual Ltd.	220,791	179,183
Rand Merchant Investment Holdings Ltd.	48,390	105,539
Remgro Ltd.	22,131	145,379
Sanlam Ltd.	86,962	347,097
Sasol Ltd.(a)	23,294	211,862
Shoprite Holdings Ltd.	21,012	200,182
Sibanye Stillwater Ltd.	109,857	442,758
Spar Group Ltd.	12,100	155,809
Standard Bank Group Ltd.	58,955	510,606
Tiger Brands Ltd.	7,701	109,098
Vodacom Group Ltd.	34,946	295,810
Woolworths Holdings Ltd.	14,640	39,418

		14,466,209

South Korea — 3.9%
Alteogen Inc.(a)	938	155,434
Amorepacific Corp.(a)	1,341	254,631
Amorepacific Group(a)	739	37,391
BGF retail Co. Ltd.(a)	426	53,216
Celltrion Healthcare Co. Ltd.(a)	3,223	484,642
Celltrion Pharm Inc.(a)	724	159,280
Celltrion, Inc.(a)	4,521	1,496,440
Cheil Worldwide, Inc.(a)	4,081	77,535
CJ CheilJedang Corp.(a)	487	171,045
CJ Corp.(a)	848	71,989
CJ ENM Co. Ltd.(a)	390	50,224
CJ Logistics Corp.(a)	414	63,149
Coway Co. Ltd.(a)	2,504	167,806
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(a)	3,397	85,920
DB Insurance Co. Ltd.(a)	1,949	78,546
Doosan Bobcat, Inc.(a)	2,907	79,595
Doosan Heavy Industries & Construction Co. Ltd.(a)	9,259	115,579

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) December 31, 2020	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Douzone Bizon Co. Ltd.(a)	1,032	$98,876
E-MART, Inc.(a)	661	92,303
Fila Holdings Corp.(a)	2,176	87,753
GS Engineering & Construction Corp.(a)	910	31,715
GS Holdings Corp.(a)	2,934	101,514
GS Retail Co. Ltd.(a)	2,671	84,810
Hana Financial Group, Inc.	13,571	432,255
Hankook Tire & Technology Co. Ltd.(a)	4,552	165,375
Hanmi Pharm Co. Ltd.(a)	238	80,425
Hanon Systems	6,705	100,383
Hanwha Corp.(a)	1,508	39,382
Hanwha Solutions Corp.(a)	4,037	178,468
HLB, Inc.(a)	2,739	233,581
Hotel Shilla Co. Ltd.(a)	1,174	89,065
Hyundai Engineering & Construction Co. Ltd.(a)	3,298	113,882
Hyundai Glovis Co. Ltd.(a)	1,004	170,361
Hyundai Heavy Industries Holdings Co. Ltd.(a)	422	110,338
Hyundai Marine & Fire Insurance Co. Ltd.(a)	4,560	95,610
Hyundai Mobis Co. Ltd.(a)	3,072	723,044
Hyundai Motor Co.	7,239	1,283,134
Hyundai Steel Co.(a)	3,455	126,274
Industrial Bank of Korea	10,461	85,305
Kakao Corp.	2,692	965,945
Kangwon Land, Inc.(a)	4,062	88,014
KB Financial Group, Inc.	19,522	775,356
Kia Motors Corp.(a)	11,743	676,593
KMW Co. Ltd.(a)	820	60,964
Korea Aerospace Industries Ltd.(a)	2,844	67,645
Korea Electric Power Corp.	10,419	262,978
Korea Gas Corp.(a)	753	21,451
Korea Investment Holdings Co. Ltd.(a)	1,486	108,282
Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	1,655	165,752
Korea Zinc Co. Ltd.(a)	398	147,387
Korean Air Lines Co. Ltd.(a)	6,967	174,869
KT&G Corp.	6,333	484,890
Kumho Petrochemical Co. Ltd.(a)	585	78,268
LG Chem Ltd.(a)	2,275	1,729,947
LG Corp.(a)	4,097	330,599
LG Display Co. Ltd.	10,040	171,615
LG Electronics, Inc.	4,945	615,759
LG Household & Health Care Ltd.(a)	441	658,203
LG Innotek Co. Ltd.(a)	809	136,268
LG Uplus Corp.(a)	14,417	156,112
Lotte Chemical Corp.(a)	865	220,248
Lotte Corp.(a)	2,177	70,820
Lotte Shopping Co. Ltd.(a)	260	24,590
Meritz Securities Co. Ltd.(a)	25,240	85,336
Mirae Asset Daewoo Co. Ltd.(a)	9,107	79,299
NAVER Corp.(a)	5,651	1,523,335
NCSoft Corp.(a)	791	679,114
Netmarble Corp.(a)(c)	420	50,918
NH Investment & Securities Co. Ltd.(a)	5,312	55,357
Orion Corp./Republic of Korea(a)	907	103,582
Pan Ocean Co. Ltd.(a)	23,834	110,304
Pearl Abyss Corp.(a)	511	122,531
POSCO	3,587	896,318
POSCO Chemical Co. Ltd.	606	58,188
S-1 Corp.(a)	442	34,609
Samsung Biologics Co. Ltd.(a)(c)	759	577,878
Samsung C&T Corp.(a)	4,015	511,086
Samsung Card Co. Ltd.(a)	1,210	36,212
Samsung Electro-Mechanics Co. Ltd.(a)	2,330	382,640

Security	Shares	Value

South Korea (continued)
Samsung Electronics Co. Ltd.	224,191	$16,741,568
Samsung Engineering Co. Ltd.(a)	6,952	84,999
Samsung Fire & Marine Insurance Co. Ltd.(a)	1,332	230,100
Samsung Heavy Industries Co. Ltd.(a)	24,292	157,787
Samsung Life Insurance Co. Ltd.(a)	3,145	229,495
Samsung SDI Co. Ltd.	2,617	1,516,676
Samsung SDS Co. Ltd.(a)	1,413	232,571
Samsung Securities Co. Ltd.(a)	2,723	101,593
Seegene, Inc.	872	155,187
Shin Poong Pharmaceutical Co. Ltd.(a)	1,384	158,007
Shinhan Financial Group Co. Ltd.	21,889	649,513
Shinsegae, Inc.(a)	335	73,993
SK Biopharmaceuticals Co. Ltd.(a)	734	114,422
SK Chemicals Co. Ltd/New(a)	393	142,436
SK Holdings Co. Ltd.	1,532	339,888
SK Hynix, Inc.	25,633	2,799,853
SK Innovation Co. Ltd.(a)	2,885	506,030
SK Telecom Co. Ltd.	1,787	392,721
S-Oil Corp.(a)	2,657	169,399
Woori Financial Group, Inc.	25,605	229,732
Yuhan Corp.(a)	1,942	134,470

		46,785,977

Spain — 1.5%
ACS Actividades de Construccion y Servicios SA	12,165	404,159
Aena SME SA(a)(c)	3,031	526,937
Amadeus IT Group SA	22,168	1,636,381
Banco Bilbao Vizcaya Argentaria SA	315,429	1,563,456
Banco Santander SA(a)	800,335	2,492,042
CaixaBank SA	188,559	484,648
Cellnex Telecom SA(c)	15,166	910,763
Enagas SA	8,450	185,898
Endesa SA	16,421	450,410
Ferrovial SA	22,440	620,477
Grifols SA	14,947	436,400
Iberdrola SA	282,322	4,057,049
Industria de Diseno Textil SA	50,106	1,590,355
Naturgy Energy Group SA	14,485	336,836
Red Electrica Corp. SA	20,753	426,081
Repsol SA	66,178	666,685
Siemens Gamesa Renewable Energy SA	10,554	428,559
Telefonica SA(a)	248,812	989,508

		18,206,644

Sweden — 2.0%
Alfa Laval AB(a)	15,879	438,522
Assa Abloy AB, Class B	48,799	1,205,921
Atlas Copco AB, A Shares	50,998	2,496,773
Boliden AB	11,741	416,539
Electrolux AB, Series B	12,552	292,046
Epiroc AB, Class A	32,873	597,458
Epiroc AB, Class B	15,591	263,203
EQT AB	10,674	270,945
Essity AB, Class B	29,821	960,808
Evolution Gaming Group AB(c)	7,875	791,709
Fastighets AB Balder, B Shares(a)	4,951	258,513
Hennes & Mauritz AB, B Shares(a)	35,786	751,222
Hexagon AB, B Shares	13,128	1,203,601
Husqvarna AB, B Shares	19,743	256,223
ICA Gruppen AB	4,845	242,350
Industrivarden AB, A Shares(a)	12,543	409,060
Investment AB Latour, B Shares	5,146	124,650
Investor AB, B Shares	21,196	1,542,715
Kinnevik AB, Class B	10,274	516,131

34	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
L E Lundbergforetagen AB, B Shares(a)	3,263	$175,056
Lundin Energy AB	9,142	247,773
Nibe Industrier AB, B Shares	14,486	475,051
Sandvik AB(a)	51,345	1,266,350
Securitas AB, B Shares	13,331	215,077
Skandinaviska Enskilda Banken AB, Class A(a)	72,272	744,220
Skanska AB, B Shares	16,387	417,607
SKF AB, B Shares	17,305	450,263
Svenska Cellulosa AB SCA, Class B(a)	32,013	559,720
Svenska Handelsbanken AB, A Shares(a)	73,897	744,884
Swedbank AB, A Shares(a)	41,928	735,433
Swedish Match AB	8,618	670,659
Tele2 AB, B Shares	26,650	352,526
Telefonaktiebolaget LM Ericsson, B Shares	138,110	1,642,881
Telia Co. AB	121,918	503,503
Volvo AB, B Shares(a)	67,265	1,592,370

		23,831,762

Switzerland — 6.0%
ABB Ltd., Registered Shares	87,453	2,452,985
Adecco Group AG, Registered Shares	7,309	486,804
Alcon, Inc.(a)	23,032	1,529,235
Baloise Holding AG, Registered Shares	2,595	461,059
Banque Cantonale Vaudoise, Registered Shares	1,511	164,470
Barry Callebaut AG, Registered Shares	140	333,638
Chocoladefabriken Lindt & Spruengli AG	46	448,373
Chocoladefabriken Lindt & Spruengli AG, Registered Shares	5	502,204
Cie Financiere Richemont SA, Class A, Registered Shares	23,979	2,166,310
Clariant AG, Registered Shares	8,166	173,250
Coca-Cola HBC AG	8,830	285,942
Credit Suisse Group AG, Registered Shares	113,050	1,459,574
EMS-Chemie Holding AG, Registered Shares	335	322,257
Geberit AG, Registered Shares	1,729	1,082,303
Givaudan SA, Registered Shares	438	1,853,100
Julius Baer Group Ltd.	11,774	678,318
Kuehne + Nagel International AG, Registered Shares	2,624	595,434
LafargeHolcim Ltd., Registered Shares(a)	24,351	1,336,572
Logitech International SA, Registered Shares(d)	7,661	743,844
Lonza Group AG, Registered Shares	3,574	2,302,251
Nestle SA, Registered Shares	133,401	15,769,501
Novartis AG, Registered Shares	104,006	9,792,985
Partners Group Holding AG	836	982,335
Roche Holding AG	32,977	11,485,838
Schindler Holding AG	1,758	475,429
Schindler Holding AG, Registered Shares	1,003	271,105
SGS SA, Registered Shares	268	807,851
Sika AG, Registered Shares	6,707	1,828,283
Sonova Holding AG, Registered Shares(a)	2,745	713,957
STMicroelectronics NV	30,923	1,144,020
Straumann Holding AG, Registered Shares	478	559,939
Swatch Group AG	954	259,338
Swatch Group AG, Registered Shares	3,546	187,130
Swiss Life Holding AG, Registered Shares	1,394	650,260
Swiss Prime Site AG, Registered Shares	3,220	315,662
Swiss Re AG	12,977	1,222,604
Swisscom AG, Registered Shares	1,150	619,318
Temenos AG, Registered Shares(d)	3,470	483,474
UBS Group AG, Registered Shares	171,864	2,419,816

Security	Shares	Value

Switzerland (continued)
Vifor Pharma AG	2,169	$340,907
Zurich Insurance Group AG	7,144	3,010,631

		72,718,306

Taiwan — 3.9%
Accton Technology Corp.	27,000	304,417
Acer, Inc.	190,504	160,738
Advantech Co. Ltd.	25,157	314,044
ASE Technology Holding Co. Ltd.	147,343	427,416
Asia Cement Corp.	94,233	145,134
ASMedia Technology Inc.	2,000	112,052
Asustek Computer, Inc.	38,220	341,331
AU Optronics Corp.(a)	414,000	207,143
Catcher Technology Co. Ltd.	27,000	198,531
Cathay Financial Holding Co. Ltd.	361,488	544,321
Chailease Holding Co. Ltd.	71,159	425,924
Chang Hwa Commercial Bank Ltd.	244,073	155,997
Cheng Shin Rubber Industry Co. Ltd.	66,436	104,310
Chicony Electronics Co. Ltd.	15,856	48,729
China Development Financial Holding Corp.	577,765	191,319
China Life Insurance Co. Ltd.	139,936	110,756
China Steel Corp.	419,638	369,943
Chunghwa Telecom Co. Ltd.	156,000	605,179
Compal Electronics, Inc.	192,000	141,690
CTBC Financial Holding Co. Ltd.	860,601	604,031
Delta Electronics, Inc.	88,000	825,258
E.Sun Financial Holding Co. Ltd.	597,410	543,750
Eclat Textile Co. Ltd.	7,303	109,999
Evergreen Marine Corp. Taiwan Ltd.(a)	109,139	158,466
Far Eastern New Century Corp.	80,607	83,193
Far EasTone Telecommunications Co. Ltd.	46,000	100,285
Feng TAY Enterprise Co. Ltd.	21,318	151,648
First Financial Holding Co. Ltd.	492,814	375,015
Formosa Chemicals & Fibre Corp.	161,360	486,880
Formosa Petrochemical Corp.	50,000	177,830
Formosa Plastics Corp.	186,040	638,997
Foxconn Technology Co. Ltd.	43,007	81,927
Fubon Financial Holding Co. Ltd.	278,952	464,554
Giant Manufacturing Co. Ltd.	10,000	97,987
Globalwafers Co. Ltd.	8,000	202,094
Highwealth Construction Corp.	68,640	112,068
Hiwin Technologies Corp.	13,151	180,544
Hon Hai Precision Industry Co. Ltd.	594,800	1,950,315
Hotai Motor Co. Ltd.	13,000	298,329
Hua Nan Financial Holdings Co. Ltd.	454,222	295,274
Innolux Corp.(a)	428,494	215,650
Inventec Corp.	92,470	79,098
Largan Precision Co. Ltd.	5,000	569,810
Lite-On Technology Corp.	99,816	177,096
MediaTek, Inc.	70,255	1,873,509
Mega Financial Holding Co. Ltd.	495,110	525,503
Micro-Star International Co. Ltd.	37,000	174,891
Nan Ya Plastics Corp.	270,790	693,737
Nanya Technology Corp.	50,000	155,015
Nien Made Enterprise Co. Ltd.	9,000	104,647
Novatek Microelectronics Corp.	23,000	302,640
Pegatron Corp.	110,000	264,086
Phison Electronics Corp.	4,000	47,456
Pou Chen Corp.	92,000	102,921
Powertech Technology, Inc.	31,100	105,350
President Chain Store Corp.	26,000	246,742
Quanta Computer, Inc.	138,000	398,188

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) December 31, 2020	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Realtek Semiconductor Corp.	23,240	$323,767
Ruentex Development Co. Ltd.	51,576	75,124
Shanghai Commercial & Savings Bank Ltd.	166,512	243,918
Shin Kong Financial Holding Co. Ltd.	635,699	199,917
SinoPac Financial Holdings Co. Ltd.	547,741	223,432
Standard Foods Corp.	7,342	16,026
Synnex Technology International Corp.	58,500	98,016
Taishin Financial Holding Co. Ltd.	365,234	172,506
Taiwan Business Bank	300,180	104,092
Taiwan Cement Corp.	256,055	394,221
Taiwan Cooperative Financial Holding Co. Ltd.	460,467	333,875
Taiwan High Speed Rail Corp.	140,000	158,221
Taiwan Mobile Co. Ltd.	64,800	228,091
Taiwan Semiconductor Manufacturing Co. Ltd.	1,161,000	21,963,173
Unimicron Technology Corp.	58,000	181,202
Uni-President Enterprises Corp.	245,950	591,553
United Microelectronics Corp.	534,000	898,061
Vanguard International Semiconductor Corp.	38,000	157,227
Walsin Technology Corp.	13,000	106,968
Win Semiconductors Corp.	16,000	197,494
Winbond Electronics Corp.	163,000	169,075
Wistron Corp.	133,161	147,337
Wiwynn Corp.	2,000	50,220
WPG Holdings Ltd.	78,448	119,939
Yageo Corp.	19,783	366,179
Yuanta Financial Holding Co. Ltd.	449,550	329,336
Zhen Ding Technology Holding Ltd.	37,710	153,455

		46,886,182

Thailand — 0.5%
Advanced Info Service PCL, NVDR	61,700	362,658
Airports of Thailand PCL, NVDR(d)	219,900	456,320
Asset World Corp. PCL, NVDR(a)(d)	606,100	92,197
B Grimm Power PCL, NVDR	86,700	140,095
Bangkok Bank PCL, Registered Shares	25,100	99,757
Bangkok Commercial Asset Management PCL, NVDR	123,200	89,739
Bangkok Dusit Medical Services PCL, NVDR	563,700	390,424
BTS Group Holdings PCL, NVDR(d)	513,400	159,402
Bumrungrad Hospital PCL, NVDR	22,400	89,668
Central Pattana PCL, NVDR	102,400	163,040
Charoen Pokphand Foods PCL, NVDR	204,000	182,135
CP ALL PCL, NVDR	291,000	565,550
Energy Absolute PCL, NVDR	98,300	160,827
Global Power Synergy PCL, NVDR	42,200	103,627
Home Product Center PCL, NVDR	339,932	154,853
Indorama Ventures PCL, NVDR	97,000	119,764
Kasikornbank PCL	58,200	219,562
Kasikornbank PCL, NVDR	29,200	110,101
Krung Thai Bank PCL, NVDR	285,275	105,610
Krungthai Card PCL, NVDR	15,100	29,901
Land & Houses PCL, NVDR	601,300	159,662
Minor International PCL, NVDR(a)	146,680	125,897
Osotspa PCL, NVDR	81,600	96,668
PTT Exploration & Production PCL, NVDR	76,522	250,950
PTT Global Chemical PCL, NVDR	115,068	224,771
PTT PCL, NVDR	530,000	752,448
Siam Cement PCL, NVDR	43,200	544,967
Siam Commercial Bank PCL, NVDR	41,800	121,984
Srisawad Corp. PCL, NVDR	53,800	117,837

Security	Shares	Value

Thailand (continued)
Thai Oil PCL, NVDR	51,600	$89,484
Thai Union Group PCL, NVDR	231,400	105,122
True Corp. PCL, NVDR(d)	783,140	89,888

		6,474,908

Turkey — 0.1%
Akbank TAS(a)	148,211	137,466
BIM Birlesik Magazalar AS	17,408	176,073
Eregli Demir ve Celik Fabrikalari TAS, Registered Shares	51,754	103,863
Ford Otomotiv Sanayi AS	2,700	45,813
Haci Omer Sabanci Holding A/S	32,457	49,993
KOC Holding A/S	17,992	51,060
Turk Hava Yollari AO(a)	26,638	46,282
Turkcell Iletisim Hizmetleri AS	33,444	72,248
Turkiye Garanti Bankasi AS(a)	101,489	141,527
Turkiye Is Bankasi, Class C(a)	88,347	83,103
Turkiye Petrol Rafinerileri A/S(a)	5,076	73,676

		981,104

United Arab Emirates — 0.2%
Abu Dhabi Commercial Bank PJSC	124,127	210,080
Abu Dhabi Islamic Bank PJSC	34,506	44,268
Aldar Properties PJSC	145,452	124,996
Dubai Islamic Bank PJSC	48,113	60,606
Emaar Malls PJSC(a)	81,000	40,474
Emaar Properties PJSC(a)	172,958	166,750
Emirates NBD Bank PJSC	124,476	350,224
Emirates Telecommunications Group Co. PJSC	97,764	450,334
First Abu Dhabi Bank PJSC	142,970	504,155

		1,951,887

United Kingdom — 7.6%
3i Group PLC	43,600	689,618
Admiral Group PLC	8,582	339,348
Ashtead Group PLC	21,063	992,088
Associated British Foods PLC(a)	15,914	491,340
AstraZeneca PLC	61,138	6,096,270
Auto Trader Group PLC(c)	41,090	334,462
AVEVA Group PLC	6,894	300,982
Aviva PLC	198,882	884,634
BAE Systems PLC	157,440	1,049,932
Barclays PLC(a)	844,022	1,693,187
Barratt Developments PLC(a)	47,948	438,346
Berkeley Group Holdings PLC	6,196	400,804
BP PLC	942,185	3,251,237
British American Tobacco PLC	109,055	4,049,961
British Land Co. PLC	47,803	320,161
BT Group PLC(a)	404,794	729,625
Bunzl PLC	15,074	503,289
Burberry Group PLC(a)	20,817	508,353
CK Hutchison Holdings Ltd.	134,008	935,621
CNH Industrial NV(a)	47,161	592,833
Coca-Cola European Partners PLC(d)	10,226	509,562
Compass Group PLC	81,120	1,512,998
Croda International PLC	6,884	619,078
DCC PLC	4,703	332,795
Diageo PLC	112,343	4,445,274
Direct Line Insurance Group PLC	67,525	295,335
Entain PLC(a)	24,889	386,048
Ferguson PLC	11,299	1,372,833
Fiat Chrysler Automobiles NV(a)	51,999	939,417

36	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
GlaxoSmithKline PLC	235,888	$4,316,269
Halma PLC	16,106	539,394
Hargreaves Lansdown PLC	17,098	356,016
HSBC Holdings PLC(a)	955,504	4,935,407
Imperial Brands PLC	46,522	975,779
Informa PLC(a)	71,050	531,267
InterContinental Hotels Group PLC(a)	9,063	587,419
Intertek Group PLC	7,196	555,821
J Sainsbury PLC	65,461	201,208
JD Sports Fashion PLC(a)	18,108	212,737
Johnson Matthey PLC	10,313	341,676
Kingfisher PLC(a)	97,026	358,525
Land Securities Group PLC	31,499	290,925
Legal & General Group PLC	272,220	992,082
Lloyds Banking Group PLC(a)	3,250,479	1,620,552
London Stock Exchange Group PLC	15,134	1,868,088
M&G PLC	119,534	322,643
Melrose Industries PLC(a)	214,650	522,972
Mondi PLC	21,467	503,012
National Grid PLC	169,026	1,997,453
Natwest Group PLC(a)	228,688	522,777
Next PLC(a)	6,073	585,596
Ocado Group PLC(a)	20,956	655,296
Pearson PLC	32,161	295,182
Persimmon PLC	15,288	577,012
Phoenix Group Holdings PLC	14,756	141,407
Prudential PLC	121,603	2,236,031
Reckitt Benckiser Group PLC	34,090	3,042,678
RELX PLC	90,246	2,208,087
Rentokil Initial PLC(a)	86,686	604,390
Rio Tinto PLC	52,390	3,943,558
Rolls-Royce Holdings PLC(a)	382,565	578,984
RSA Insurance Group PLC	43,721	405,244
Sage Group PLC	56,802	451,020
Schroders PLC	4,883	222,645
Segro PLC	52,735	684,276
Severn Trent PLC	12,635	394,440
Smith & Nephew PLC	40,422	839,665
Smiths Group PLC	19,423	399,512
Spirax-Sarco Engineering PLC	3,703	571,610
SSE PLC	50,259	1,029,464
St James’s Place PLC	24,806	383,850
Standard Chartered PLC(a)	131,932	837,761
Standard Life Aberdeen PLC	126,751	485,837
Taylor Wimpey PLC(a)	152,915	345,888
Tesco PLC	465,854	1,470,126
Unilever PLC	124,178	7,447,410
United Utilities Group PLC	37,640	460,374
Vodafone Group PLC	1,245,883	2,046,347
Whitbread PLC(a)	8,866	375,534
Wm Morrison Supermarkets PLC	97,250	235,316
WPP PLC	56,546	612,732

		92,134,725

United States — 0.1%
Bausch Health Cos., Inc.(a)	13,458	279,225
Brookfield Renewable Corp., Class A	4,998	291,579
James Hardie Industries PLC(a)	19,561	579,730

Security	Shares	Value

United States (continued)
JBS SA	41,095	$187,298
Tenaris SA	28,748	232,966

		1,570,798

Zambia — 0.0%
First Quantum Minerals Ltd.	29,878	536,344

Total Common Stocks — 97.5% (Cost: $824,092,338)		1,176,630,518

Preferred Securities

Preferred Stocks — 1.1%

Brazil — 0.4%
Banco Bradesco SA, Preference Shares	206,577	1,086,516
Centrais Eletricas Brasileiras SA, Preference B Shares	9,466	67,928
Cia Energetica de Minas Gerais, Preference Shares	35,677	100,595
Gerdau SA, Preference Shares	52,056	245,622
Itau Unibanco Holding SA, Preference Shares	221,979	1,358,533
Itausa SA, Preference Shares	214,928	487,741
Lojas Americanas SA, Preference Shares	35,523	179,810
Petroleo Brasileiro SA, Preference Shares	224,252	1,217,433

		4,744,178

Chile — 0.0%
Embotelladora Andina SA, Preference Shares	9,220	23,735
Sociedad Quimica y Minera de Chile SA, Preference SharesClass B	4,912	239,260

		262,995

Colombia — 0.0%
Bancolombia SA, Preference Shares	21,944	226,414

Germany — 0.4%
Bayerische Motoren Werke AG, Preference Shares	3,282	221,092
Fuchs Petrolub SE, Preference Shares	3,377	190,539
Henkel AG & Co. KGaA, Preference Shares	8,663	976,792
Porsche Automobil Holding SE, Preference Shares	7,398	511,030
Sartorius AG, Preference Shares	1,656	697,473
Volkswagen AG, Preference Shares	8,302	1,551,509

		4,148,435

Russia — 0.0%
Surgutneftegas PJSC, Preference Shares	376,618	212,859

South Korea — 0.3%
Hyundai Motor Co., Preference Shares(a)	2,608	214,862
LG Chem Ltd., Preference Shares(a)	250	88,009
LG Household & Health Care Ltd., Preference Shares(a)	3	1,984
Samsung Electronics Co. Ltd., Preference Shares	39,436	2,675,217

		2,980,072

Total Preferred Securities — 1.1% (Cost: $9,021,776)		12,574,953

Rights

South Korea — 0.0%
POSCO Chemical Co. Ltd., (Expires 01/25/21)(a)	443	12,418

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) December 31, 2020	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Spain — 0.0%
Repsol SA, (Expires 01/26/21)(a)	66,178	$22,693

Total Rights — 0.0% (Cost: $23,225)		35,111

Warrants

Switzerland — 0.0%
Cie Financiere Richemont SA, (Expires 09/13/23)(a)	47,958	12,459

Total Warrants — 0.0% (Cost: $ — )		12,459

Total Long-Term Investments — 98.6% (Cost: $833,137,339)		1,189,253,041

Short-Term Securities

Money Market Funds — 3.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.21%(f)(g)(h)	28,229,111	28,246,049
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.05%(f)(g)	11,863,928	11,863,928

Total Short-Term Securities — 3.3% (Cost: $40,098,934)		40,109,977

Total Investments — 101.9% (Cost: $873,236,273)		1,229,363,018

Liabilities in Excess of Other Assets — (1.9)%		(23,005,263)

Net Assets — 100.0%		$1,206,357,755

(a)	Non-income producing security.
(b)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	All or a portion of this security is on loan.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Affiliate of the Master Portfolio.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Master Portfolio during the year ended December 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/19	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/20	Shares Held at 12/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$18,179,204	$10,066,280	(a)	$—		$(6,260)	$6,825	$28,246,049	28,229,111	$253,444	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	13,177,912	—		(1,313,984	)(a)	—	—	11,863,928	11,863,928	33,906		—

						$(6,260)	$6,825	$40,109,977		$287,350		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

38	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	Total International ex U.S. Index Master Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P/TSX 60 Index	33	03/18/21	$1,334	$(8,408)
MSCI EAFE Index	111	03/19/21	11,826	74,878
MSCI Emerging Markets Index	46	03/19/21	2,963	57,284

				$123,754

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$132,162	$—	$—	$—	$132,162

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$8,408	$—	$—	$—	$8,408

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Master Portfolio Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

For the year ended December 31, 2020, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$3,121,903	$—	$—	$—	$3,121,903

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$98,024	$—	$—	$—	$98,024

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts

Average notional value of contracts — long	$10,248,568

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) December 31, 2020	Total International ex U.S. Index Master Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Master Portfolio’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Argentina	$379,657	$—	$—	$379,657
Australia	—	55,568,398	—	55,568,398
Austria	—	1,354,147	—	1,354,147
Belgium	144,185	6,492,053	—	6,636,238
Brazil	—	14,374,381	—	14,374,381
Canada	73,824,486	6,578	—	73,831,064
Cayman Islands	—	101,558	—	101,558
Chile	653,909	1,526,022	—	2,179,931
China	45,790,721	95,730,599	—	141,521,320
Colombia	—	537,340	—	537,340
Czech Republic	—	319,954	—	319,954
Denmark	—	18,676,968	—	18,676,968
Egypt	—	190,197	—	190,197
Finland	—	9,089,865	—	9,089,865
France	504,801	79,768,669	—	80,273,470
Germany	1,639,355	64,130,887	—	65,770,242
Greece	—	428,379	3	428,382
Hong Kong	616,569	24,929,356	—	25,545,925
Hungary	—	822,638	—	822,638
India	2,785,029	31,364,615	—	34,149,644
Indonesia	—	5,219,403	—	5,219,403
Ireland	947,220	5,925,033	—	6,872,253
Israel	2,070,798	2,372,182	—	4,442,980
Italy	—	15,804,943	—	15,804,943
Japan	—	188,964,515	—	188,964,515
Jordan	—	301,327	—	301,327
Kuwait	995,995	785,110	—	1,781,105
Luxembourg	617,694	905,306	—	1,523,000
Macau	—	1,413,994	—	1,413,994
Malaysia	—	5,615,094	—	5,615,094
Mexico	6,430,760	153,776	—	6,584,536
Netherlands	3,645,972	31,786,197	—	35,432,169
New Zealand	—	2,794,479	—	2,794,479
Norway	460,022	3,286,110	—	3,746,132
Pakistan	105,833	7,199	—	113,032
Peru	885,488	—	—	885,488
Philippines	—	2,579,853	—	2,579,853
Poland	262,759	2,225,970	—	2,488,729
Portugal	—	1,275,616	—	1,275,616
Qatar	—	2,673,878	—	2,673,878
Romania	142,665	—	—	142,665
Russia	225,746	10,816,540	—	11,042,286
Saudi Arabia	1,588,135	7,564,868	—	9,153,003
Singapore	—	7,483,873	—	7,483,873
South Africa	1,145,474	13,320,735	—	14,466,209
South Korea	—	46,785,977	—	46,785,977
Spain	65,538	18,141,106	—	18,206,644
Sweden	—	23,831,762	—	23,831,762
Switzerland	—	72,718,306	—	72,718,306
Taiwan	—	46,886,182	—	46,886,182
Thailand	—	6,474,908	—	6,474,908
Turkey	—	981,104	—	981,104
United Arab Emirates	—	1,951,887	—	1,951,887

40	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	Total International ex U.S. Index Master Portfolio

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)

United Kingdom	$509,562	$91,625,163	$—	$92,134,725
United States	570,804	999,994	—	1,570,798
Zambia	536,344	—	—	536,344
Preferred Securities
Preferred Stocks
South Korea	—	2,980,072	—	2,980,072
Brazil	—	4,744,178	—	4,744,178
Chile	23,735	239,260	—	262,995
Colombia	—	226,414	—	226,414
Russia	—	212,859	—	212,859
Germany	—	4,148,435	—	4,148,435
Rights	35,111	—	—	35,111
Warrants	12,459	—	—	12,459
Short-Term Securities
Money Market Funds	40,109,977	—	—	40,109,977

	$187,726,803	$1,041,636,212	$3	$1,229,363,018

Derivative Financial Instruments(a)
Assets
Equity Contracts	$132,162	$—	$—	$132,162
Liabilities
Equity Contracts	(8,408)	—	—	(8,408)

	$123,754	$—	$—	$123,754

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	41

Statement of Assets and Liabilities

December 31, 2020

Total International ex U.S. Index Master Portfolio

ASSETS
Investments at value — unaffiliated(a)(b)	$1,189,253,041
Investments at value — affiliated(c)	40,109,977
Cash pledged for futures contracts	1,125,000
Foreign currency at value(d)	1,525,771
Receivables:
Investments sold	483,354
Securities lending income — affiliated	10,265
Contributions from investors	1,475,861
Dividends — unaffiliated	1,383,056
Dividends — affiliated	286
Prepaid expenses	5,250

Total assets	1,235,371,861

LIABILITIES
Collateral on securities loaned at value	28,222,362
Payables:
Deferred foreign capital gain tax	409,965
Investment advisory fees	29,316
Trustees’ fees	4,786
Other accrued expenses	241,238
Variation margin on futures contracts	106,439

Total liabilities	29,014,106

NET ASSETS	$1,206,357,755

NET ASSETS CONSIST OF
Investors’ capital	$850,355,282
Net unrealized appreciation (depreciation)	356,002,473

NET ASSETS	$1,206,357,755

(a) Investments at cost — unaffiliated	$833,137,339
(b) Securities loaned at value	$27,120,065
(c) Investments at cost — affiliated	$40,098,934
(d) Foreign currency at cost	$1,510,288

See notes to financial statements.

42	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Year Ended December 31, 2020

Total International ex U.S. Index Master Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$25,316,925
Dividends — affiliated	33,906
Securities lending income — affiliated — net	253,444
Non-cash dividends — unaffiliated	1,520,102
Foreign taxes withheld	(3,023,864)

Total investment income	24,100,513

EXPENSES
Accounting services	396,070
Investment advisory	302,622
Professional	73,090
Pricing	69,627
Trustees	14,323
Printing and postage	11,132
Miscellaneous	16,079

Total expenses	882,943
Less:
Fees waived and/or reimbursed by the Manager	(3,936)

Total expenses after fees waived and/or reimbursed	879,007

Net investment income	23,221,506

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	(29,803,298)
Investments — affiliated	(6,260)
Foreign currency transactions	112,391
Futures contracts	3,121,903

(26,575,264)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	136,921,717
Investments — affiliated	6,825
Foreign currency translations	95,780
Futures contracts	98,024

137,122,346

Net realized and unrealized gain	110,547,082

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$133,768,588

(a) Net of foreign capital gain tax	$7,736
(b) Net of deferred foreign capital gain tax	$(325,313)

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	43

Statements of Changes in Net Assets

	Total International ex U.S. Index Master Portfolio

	Year Ended December 31,

	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$23,221,506	$28,530,467
Net realized loss	(26,575,264)	(4,966,846)
Net change in unrealized appreciation	137,122,346	149,611,129

Net increase in net assets resulting from operations	133,768,588	173,174,750

CAPITAL TRANSACTIONS
Proceeds from contributions	507,738,832	533,180,584
Value of withdrawals	(530,057,182)	(371,145,212)

Net increase (decrease) in net assets derived from capital transactions	(22,318,350)	162,035,372

NET ASSETS
Total increase in net assets	111,450,238	335,210,122
Beginning of year	1,094,907,517	759,697,395

End of year	$1,206,357,755	$1,094,907,517

See notes to financial statements.

44	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

	Total International ex U.S. Index Master Portfolio

	Year Ended December 31,

	2020	2019	2018	2017	2016

Total Return
Total return	10.82%	21.29%	(13.87)%	27.67%	4.41%

Ratios to Average Net Assets
Total expenses	0.09%	0.08%	0.08%	0.07%	0.08%

Total expenses after fees waived and/or reimbursed	0.09%	0.08%	0.08%	0.07%	0.08%

Net investment income	2.30%	3.17%	2.87%	2.85%	2.90%

Supplemental Data
Net assets, end of year (000)	$1,206,358	$1,094,908	$759,697	$1,048,849	$1,000,386

Portfolio turnover rate	23%	5%	40%	57%	15%

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L H I G H L I G H T S	45

Notes to Financial Statements

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. Total International ex U.S. Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: The Master Portfolio’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master Portfolio does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a master portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the MIP (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

46	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. Each business day, the Master Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Master Portfolio. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Master Portfolio is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Master Portfolio could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements  (continued)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value - unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount

Barclays Bank PLC	$73,851	$(73,851)	$—
Barclays Capital, Inc.	185,750	(185,750)	—
BNP Paribas Prime Brokerage International Ltd.	6,424,746	(6,424,746)	—
BNP Paribas Securities Corp.	430,628	(430,628)	—
Citigroup Global Markets, Inc.	1,138,770	(1,138,770)	—
Credit Suisse Securities (USA) LLC	118,059	(118,059)	—
Goldman Sachs & Co.	8,401,833	(8,401,833)	—
J.P. Morgan Securities LLC	3,191,962	(3,191,962)	—
J.P. Morgan Securities PLC	54,686	(54,686)	—
Jefferies LLC	1,689,265	(1,689,265)	—
Macquarie Bank Ltd.	80,115	(80,115)	—
Morgan Stanley & Co. International PLC	391,252	(391,252)	—
Morgan Stanley & Co. LLC	2,847,015	(2,847,015)	—
National Financial Services LLC	53,409	(53,409)	—
SG Americas Securities LLC	4,983	(4,983)	—
State Street Bank & Trust Company	106,615	(106,615)	—

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Notes to Financial Statements  (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount

UBS AG	$340,606	$(340,606)	$—
Wells Fargo Bank, National Association	1,586,520	(1,586,520)	—

	$27,120,065	$(27,120,065)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.03% of the average daily value of the Master Portfolio’s net assets.

BAL is not entitled to compensation for providing administrative services to the Master Portfolio, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

Expense Limitations, Waivers and Reimbursements: With respect to each Master Portfolio, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Master Portfolio. Prior to April 29, 2020, this waiver was voluntary. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amounts are included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2020, the amount waived and/or reimbursed was $3,936.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements  (continued)

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds, affiliated and exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of the Master Portfolio. For the year ended December 31, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

Securities Lending: The SEC has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated – net in the Statement of Operations. For the year ended December 31, 2020, the Master Portfolio paid BTC $58,920 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2020, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of MIP are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2020, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Master Portfolio Name	Purchases	Sales	Net Realized Gain (Loss)

Total International ex U.S. Index Master Portfolio	$32,668,776	$14,475,295	$(1,841,407)

7.	PURCHASES AND SALES

For the year ended December 31, 2020, purchases and sales of investments, excluding short-term investments, were $226,770,913 and $225,101,269, respectively.

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

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Notes to Financial Statements  (continued)

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of December 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Amounts

Tax cost	$898,186,192

Gross unrealized appreciation	$419,288,646
Gross unrealized depreciation	(88,120,228)

Net unrealized appreciation (depreciation)	$331,168,418

9.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2020, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

The price the Master Portfolio could receive upon the sale of any particular portfolio investment may differ from the Master Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Portfolio’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Master Portfolio, and the Master Portfolio could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Master Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements  (continued)

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Master Portfolio’s portfolio are disclosed in its Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Master Portfolio’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

The Master Portfolio invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Master Portfolio’s investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Master Portfolio may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Master Portfolio is uncertain.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

52	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

Master Investment Portfolio and Investors of Total International ex U.S. Index Master Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Total International ex U.S. Index Master Portfolio (one of the series constituting Master Investment Portfolio, referred to hereafter as the “Master Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 26, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

M A S T E R P O R T F O L I O R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	53

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Funds III and Master Investment Portfolio (the “Trusts”) have adopted and implemented a liquidity risk management program (the “Program”) for iShares MSCI Total International Index Fund and Total International ex U.S. Index Master Portfolio (the “Funds”), each a series of the respective Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trusts, on behalf of the respective Funds, met on November 10-11, 2020 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2019 through September 30, 2020 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus outbreak on the Funds and the overall market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

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Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	33 RICs consisting of 159 Portfolios	None

Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	33 RICs consisting of 159 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019.	33 RICs consisting of 159 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	33 RICs consisting of 159 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	33 RICs consisting of 159 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	33 RICs consisting of 159 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	55

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	33 RICs consisting of 159 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; WABCO (commercial vehicle safety systems); Sealed Air Corp. (packaging)

Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989.	33 RICs consisting of 159 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	33 RICs consisting of 159 Portfolios	None

Joseph P. Platt 1947	Trustee (Since 2009)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	33 RICs consisting of 159 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter- Tel from 2006 to 2007.	33 RICs consisting of 159 Portfolios	None

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Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	33 RICs consisting of 159 Portfolios	None

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	117 RICs consisting of 267 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	118 RICs consisting of 268 Portfolios	None
(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	57

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Neal J. Andrews 1966	Chief Financial Officer (Since 2009)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.

Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Trust/MIP serve at the pleasure of the Board.

Further information about the Trust’s/MIP’s Trustees and Officers is available in the Trust’s/MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Neal J. Andrews retired as the Chief Financial Officer effective December 31, 2020, and Trent Walker was elected as the Chief Financial Officer effective January 1, 2021.

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Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund/Master Portfolio will be required to implement and comply with Rule 18f-4 by the third quarter of 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund/Master Portfolio may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund/Master Portfolio and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Fund’s/Master Portfolio’s Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund/Master Portfolio makes their portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762; and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

A D D I T I O N A L I N F O R M A T I O N	59

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and/or MIP Service Providers

Investment Adviser	Distributor

BlackRock Fund Advisors	BlackRock Investments, LLC

San Francisco, CA 94105	New York, NY 10022

Administrator	Independent Registered Public Accounting Firm

BlackRock Advisors, LLC	PricewaterhouseCoopers LLP

Wilmington, DE 19809	Philadelphia, PA 19103

Accounting Agent and Custodian	Legal Counsel

State Street Bank and Trust Company	Sidley Austin LLP

Boston, MA 02111	New York, NY 10019

Transfer Agent	Address of the Trust/MIP

BNY Mellon Investment Servicing (US) Inc.	400 Howard Street

Wilmington, DE 19809	San Francisco, CA 94105

60	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

CD	Certificate of Deposit

CPO	Certificates of Participation (Ordinary)

GDR	Global Depositary Receipt

JSC	Joint Stock Company

MSCI	Morgan Stanley Capital International

MTN	Medium-Term Note

NVDR	Non-Voting Depositary Receipt

PCL	Public Company Limited

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

SAB	Special Assessment Bonds

SCA	Svenska Celluosa Aktiebolaget

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	61

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

TIEXUS-12/20-AR

DECEMBER 31, 2020

2020 Annual Report

BlackRock Funds III

🌑	iShares Russell 1000 Large-Cap Index Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of December 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus (or “COVID-19”) led to a vast disruption in the global economy and financial markets. The threat from the coronavirus became increasingly apparent throughout February and March 2020, and countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point of the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs late in the reporting period following a series of successful vaccine trials and passage of additional stimulus. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities from developed economies grew at a more modest pace, lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

Following the coronavirus outbreak, the Fed instituted two emergency interest rate cuts, pushing short-term interest rates, already low as the year began, close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to accelerate as vaccination efforts get under way. The results of the U.S. elections also cleared the way for additional stimulus spending in 2021, which is likely to be a solid tailwind for economic growth. Inflation should increase as the expansion continues, but a shift in central bank policy means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the equity expansion.

Overall, we favor a positive stance toward risk, with an overweight in both equities and credit. We see U.S. and Asian equities benefiting from structural growth trends in tech, while emerging markets should be particularly helped by a vaccine-led economic expansion. In credit, rising inflation should provide tailwinds for inflation-protected bonds, and Euro area peripherals and Asian bonds also provide attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2020

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	22.16%	18.40%

U.S. small cap equities (Russell 2000® Index)	37.85	19.96

International equities (MSCI Europe, Australasia, Far East Index)	21.61	7.82

Emerging market equities (MSCI Emerging Markets Index)	31.14	18.31

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.07	0.67

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(1.87)	10.58

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.29	7.51

Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.92	4.95

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	11.32	7.05

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of December 31, 2020	iShares Russell 1000 Large-Cap Index Fund

Investment Objective

iShares Russell 1000 Large-Cap Index Fund’s (the “Fund”) investment objective is to match the performance of the Russell 1000® Index as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2020, the Fund’s Institutional Shares returned 20.79%, Investor A Shares returned 20.45% and Class K Shares returned 20.84%. The benchmark Russell 1000® Index returned 20.96% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses. The Fund invests all of its assets in Large Cap Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

Fears of the coronavirus outbreak in the first quarter of 2020 and its economic toll continued to drive unprecedented levels of financial market volatility. The Chicago Board Options Exchange Volatility Index, which measures near-term stock market volatility, surged to its highest level since the financial crisis, and the S&P 500® experienced its quickest bear market contraction on record. Economic activity fell to a standstill with the Purchasing Managers Index (an index of the prevailing direction of economic trends in the manufacturing and service sectors) across the globe registering its lowest levels on record and jobless claims surged. In late March, the United States saw a record number of initial unemployment claims as 3.3 million people filed for unemployment benefits while the consensus estimate was 1.4 million.

On the policy front, global governments in the second quarter of 2020 unleashed large stimulus packages to combat the shock on the economy. The United States passed several fiscal stimulus measures, including a $2 trillion relief bill to send money directly to Americans. Separately, monetary policy moved toward accommodation as the Fed cut the policy rate to 0% and pledged to buy as much government-backed debt as needed to bolster the markets for housing and Treasury bonds. Furthermore, the Fed announced it would buy corporate bonds, including the riskiest investment-grade debt, for the first time in its history. U.S. stocks outperformed other regions in the second quarter, with a sharper recovery from the troughs of late March. This was largely supported by the historic policy response. The United States was able to deliver coordinated fiscal and monetary support sufficient to offset the estimated initial shock from the coronavirus pandemic and spillovers to the full economy. Toward the end of the second quarter, U.S. government measures to contain the coronavirus were gradually lifted in many states, boosting activity and employment.

In the third quarter of 2020, U.S. stocks continued their recovery over July and August and maintained record all-time highs until early September when valuation concerns created market volatility and led to a market sell off. COVID-19 continued to be center stage over the third quarter but the ease of some restrictions, coupled with a drop in the number of new cases in the United States and the Fed’s accommodative policies, supported the U.S. market recovery over the third quarter despite the spikes in volatility and the market sell off that dampened the recovery momentum.

U.S. markets reacted positively to the U.S. presidential election results following a poor start to the fourth quarter of 2020. The victory of Joe Biden came as an indicator of more stable internal and external policies. The fear of rising COVID-19 cases in the United States was offset by positive vaccine news and an announcement of a $900 billion stimulus in late December, which supported the market’s positive performance. Sectors that were severely impacted by the coronavirus pandemic, such as energy and financials, recovered following the positive vaccine news in November, prompting these two sectors to recoup some of the losses incurred earlier in 2020.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the Russell 1000® Index, the Master Portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Master Portfolio remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2020 (continued)	iShares Russell 1000 Large-Cap Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

The Fund commenced operations on March 31, 2011.

(a)	Assuming transaction costs and other operating expenses, including administration fees, if any.
(b)

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio will be substantially invested in equity securities in the Russell 1000® Index and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 1000® Index.

(c)

An index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Performance Summary for the Period Ended December 31, 2020

		Average Annual Total Returns(a)
	6-Month Total Returns	1 Year	5 Years	Since Inception	(b)
Institutional	24.36%	20.79%	15.44%	13.54%
Investor A	24.21	20.45	15.14	13.21
Class K	24.40	20.84	15.49	13.55

Russell 1000® Index	24.46	20.96	15.60	13.68

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees.
(b)	The Fund commenced operations on March 31, 2011.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)

	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During the Period	(b)	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$1,000.00	$ 1,243.60	$0.68		$1,000.00	$1,024.53	$0.61		0.12%
Investor A	1,000.00	1,242.10	2.14		1,000.00	1,023.23	1.93		0.38
Class K	1,000.00	1,244.00	0.39		1,000.00	1,024.78	0.36		0.07

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six-month period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

About Fund Performance	iShares Russell 1000 Large-Cap Index Fund

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waivers and/or reimbursements, the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Administrator is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses and (b) operating expenses, including administration fees, service and distribution fees, 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested on July 1, 2020 and held through December 31, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Large Cap Index Master Portfolio (the “Master Portfolio”) may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Master Portfolio Notes to Financial Statements.

6	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

December 31, 2020

iShares Russell 1000 Large-Cap Index Fund

ASSETS
Investments at value — Master Portfolio	$661,562,633
Receivables:
Capital shares sold	3,177,836
From the Manager	646
Withdrawals from the Master Portfolio	2,202,999
Prepaid expenses	15,208

Total assets	666,959,322

LIABILITIES
Payables:
Administration fees	5,908
Capital shares redeemed	5,380,835
Officer’s fees	125
Other accrued expenses	70,436
Service fees	16,949

Total liabilities	5,474,253

NET ASSETS	$661,485,069

NET ASSETS CONSIST OF
Paid-in capital	$403,041,427
Accumulated earnings	258,443,642

NET ASSETS	$661,485,069

F U N D F I N A N C I A L S T A T E M E N T S	7

Statement of Assets and Liabilities (continued)

December 31, 2020

iShares Russell 1000 Large-Cap Index Fund

NET ASSET VALUE
Institutional

Net assets	$125,603,926

Shares outstanding	5,009,060

Net asset value	$25.08

Shares authorized	Unlimited

Par value	N/A

Investor A

Net assets	$84,724,305

Shares outstanding	3,399,904

Net asset value	$24.92

Shares authorized	Unlimited

Par value	N/A

Class K

Net assets	$451,156,838

Shares outstanding	18,066,292

Net asset value	$24.97

Shares authorized	Unlimited

Par value	N/A

See notes to financial statements.

8	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Year Ended December 31, 2020

iShares Russell 1000 Large-Cap Index Fund

INVESTMENT INCOME
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	$9,088,029
Dividends — affiliated	125,187
Securities lending income — affiliated — net	190,787
Foreign taxes withheld	(291)
Expenses	(187,509)
Fees waived	4,838

Total investment income	9,221,041

FUND EXPENSES
Transfer agent — class specific	351,461
Service — class specific	188,567
Registration	67,834
Professional	63,888
Administration	52,274
Printing and postage	16,554
Accounting services	5,096
Officer	174
Miscellaneous	9,785

Total expenses	755,633
Less:
Fees waived and/or reimbursed by the Administrator	(29,140)
Transfer agent fees waived and/or reimbursed — class specific	(233,618)

Total expenses after fees waived and/or reimbursed	492,875

Net investment income	8,728,166

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER PORTFOLIO
Net realized gain (loss) from:
Investments — unaffiliated	(3,795,388)
Investments — affiliated	174,937
Futures contracts	1,007,554

(2,612,897)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	120,380,285
Investments — affiliated	1,465,779
Futures contracts	32,940

121,879,004

Net realized and unrealized gain	119,266,107

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$127,994,273

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	9

Statements of Changes in Net Assets

	iShares Russell 1000 Large-Cap Index Fund

	Year Ended December 31,

	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$8,728,166	$6,275,848
Net realized gain (loss)	(2,612,897)	2,392,117
Net change in unrealized appreciation	121,879,004	86,631,969

Net increase in net assets resulting from operations	127,994,273	95,299,934

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(1,928,228)	(2,269,109)
Investor A	(1,105,082)	(2,032,385)
Class K	(6,317,909)	(6,315,002)

Decrease in net assets resulting from distributions to shareholders	(9,351,219)	(10,616,496)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	86,583,042	57,699,811

NET ASSETS
Total increase in net assets	205,226,096	142,383,249
Beginning of year	456,258,973	313,875,724

End of year	$661,485,069	$456,258,973

(a) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

10	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Russell 1000 Large-Cap Index Fund

	Institutional

	Year Ended December 31,

	2020	2019		2018		2017		2016

Net asset value, beginning of year	$21.14	$16.58		$17.82		$15.07		$14.08

Net investment income(a)	0.35	0.35		0.34		0.30		0.31
Net realized and unrealized gain (loss)	3.96	4.79		(1.19)		2.91		1.35

Net increase (decrease) from investment operations	4.31	5.14		(0.85)		3.21		1.66

Distributions(b)
From net investment income	(0.34)	(0.39)		(0.33)		(0.35)		(0.29)
From net realized gain	(0.03)	(0.19)		(0.06)		(0.11)		(0.38)
Return of capital	—	—		—		(0.00	)(c)	—

Total distributions	(0.37)	(0.58)		(0.39)		(0.46)		(0.67)

Net asset value, end of year	$25.08	$21.14		$16.58		$17.82		$15.07

Total Return(d)
Based on net asset value	20.79%	31.28%		(4.88)%		21.46%		11.92%

Ratios to Average Net Assets(e)(f)
Total expenses	0.13%	0.15	%(g)	0.17	%(h)	0.17	%(h)	0.13%

Total expenses after fees waived and/or reimbursed	0.13%	0.13%		0.13%		0.13%		0.09%

Net investment income	1.66%	1.81%		1.89%		1.82%		2.14%

Supplemental Data
Net assets, end of year (000)	$125,604	$82,729		$102,279		$45,733		$18,964

Portfolio turnover rate of the Master Portfolio	14%	10%		12%		12%		13%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(g)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended December, 31, 2019, the expense ratio would have been 0.14%.

(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	11

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell 1000 Large-Cap Index Fund (continued)

	Investor A

	Year Ended December 31,

	2020	2019	2018	2017		2016

Net asset value, beginning of year	$21.01	$16.48	$17.72	$14.99		$14.01

Net investment income(a)	0.30	0.30	0.29	0.26		0.25
Net realized and unrealized gain (loss)	3.92	4.76	(1.18)	2.89		1.36

Net increase (decrease) from investment operations	4.22	5.06	(0.89)	3.15		1.61

Distributions(b)
From net investment income	(0.28)	(0.34)	(0.29)	(0.31)		(0.25)
From net realized gain	(0.03)	(0.19)	(0.06)	(0.11)		(0.38)
Return of capital	—	—	—	0.00	(c)	—

Total distributions	(0.31)	(0.53)	(0.35)	(0.42)		(0.63)

Net asset value, end of year	$24.92	$21.01	$16.48	$17.72		$14.99

Total Return(d)
Based on net asset value	20.45%	30.98%	(5.15)%	21.16%		11.61%

Ratios to Average Net Assets(e)(f)
Total expenses	0.68%	0.76%	0.87%	0.68	%(g)	0.48%

Total expenses after fees waived and/or reimbursed	0.38%	0.38%	0.38%	0.38%		0.38%

Net investment income	1.42%	1.57%	1.60%	1.56%		1.76%

Supplemental Data
Net assets, end of year (000)	$84,724	$86,038	$57,500	$66,675		$23,939

Portfolio turnover rate of the Master Portfolio	14%	10%	12%	12%		13%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(g)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended December, 31, 2017, the expense ratio would have been 0.67%.

See notes to financial statements.

12	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell 1000 Large-Cap Index Fund (continued)

	Class K

	Year Ended December 31,

	2020	2019	2018	2017		2016

Net asset value, beginning of year	$21.05	$16.52	$17.76	$15.01		$14.03

Net investment income(a)	0.36	0.36	0.35	0.31		0.30
Net realized and unrealized gain (loss)	3.94	4.76	(1.19)	2.91		1.36

Net increase (decrease) from investment operations	4.30	5.12	(0.84)	3.22		1.66

Distributions(b)
From net investment income	(0.35)	(0.40)	(0.34)	(0.36)		(0.30)
From net realized gain	(0.03)	(0.19)	(0.06)	(0.11)		(0.38)
Return of capital	—	—	—	(0.00	)(c)	—

Total distributions	(0.38)	(0.59)	(0.40)	(0.47)		(0.68)

Net asset value, end of year	$24.97	$21.05	$16.52	$17.76		$15.01

Total Return(d)
Based on net asset value	20.84%	31.28%	(4.85)%	21.60%		11.92%

Ratios to Average Net Assets(e)(f)
Total expenses	0.08%	0.10%	0.13%	0.10	%(g)	0.12%

Total expenses after fees waived and/or reimbursed	0.07%	0.08%	0.08%	0.08%		0.08%

Net investment income	1.71%	1.87%	1.92%	1.87%		2.06%

Supplemental Data
Net assets, end of year (000)	$451,157	$287,492	$154,097	$99,149		$122,724

Portfolio turnover rate of the Master Portfolio	14%	10%	12%	12%		13%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	13

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. iShares Russell 1000 Large-Cap Index Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund seeks to achieve its investment objective by investing all of its assets in Large Cap Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”) and an affiliate of the Trust, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At December 31, 2020, the percentage of the Master Portfolio owned by the Fund was 3.4%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege

Institutional Shares, Investor A and Class K	No	No	None

The Board of Trustees of the Trust and Board of Trustees of MIP are referred to throughout this report as the “Board” and the members are referred to as “Trustees”.

The Fund, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by BlackRock Advisors, LLC (“BAL” or the “Administrator”), are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Administrator, an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.01% of the average daily net assets of the Fund. The Fund does not pay an investment advisory fee or investment management fee.

Service Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets of the Investor A Shares.

14	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing to the Fund. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

For the year ended December 31, 2020, the class specific service fees borne directly by Investor A Shares was $188,567.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2020, the Fund did not pay any amounts to affiliates in return for these services.

The Administrator maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended December 31, 2020, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Investor A	Class K	Total

Reimbursed amounts	$423	$17,982	$1,173	$19,578

For the year ended December 31, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Class K	Total

Transfer agent fees — class specific	$61,658	$270,993	$18,810	$351,461

Expense Limitations, Waivers and Reimbursements: The Administrator and the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Expense Limitation

Institutional	0.13%
Investor A	0.38
Class K	0.08

The Administrator and the Manager have agreed not to reduce or discontinue these contractual expense limitations through April 30, 2021, unless approved by the Board, including a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2020, the Administrator waived and/or reimbursed investment advisory fees of $29,140 which is included in fees waived and/or reimbursed by the Administrator in the Statement of Operations.

In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed – class specific in the Statement of Operations. For the year ended December 31, 2020, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Investor A	Class K	Total

Transfer agent fees waived and/or reimbursed — class specific	$3,615	$225,924	$4,079	$233,618

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2020, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Master Portfolio’s Statement of Operations.

5.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements  (continued)

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	12/31/20	12/31/19

Ordinary income	$9,049,894	$8,247,420
Long-term capital gains	301,325	2,369,076

	$9,351,219	$10,616,496

As of period end, the tax components of accumulated earnings (loss) were as follows:

Amounts

Undistributed ordinary income	$942,553
Net unrealized gains(a)	257,501,089

$258,443,642

(a)	The differences between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the timing and recognition of partnership income.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/20		Year Ended 12/31/19

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

iShares Russell 1000 Large-Cap Index Fund
Institutional
Shares sold	3,869,357	$74,662,340	835,213	$16,242,478
Shares issued in reinvestment of distributions	95,067	1,927,824	114,292	2,268,551
Shares redeemed	(2,869,461)	(59,689,187)	(3,204,338)	(59,262,954)

	1,094,963	$16,900,977	(2,254,833)	$(40,751,925)

Investor A
Shares sold	1,480,384	$30,360,644	2,162,888	$41,459,170
Shares issued in reinvestment of distributions	54,629	1,104,369	102,558	2,032,024
Shares redeemed	(2,230,668)	(47,846,287)	(1,658,112)	(31,775,082)

	(695,655)	$(16,381,274)	607,334	$11,716,112

Class K
Shares sold	9,057,409	$182,227,116	7,134,662	$141,511,748
Shares issued in reinvestment of distributions	276,250	5,651,370	302,081	5,980,524
Shares redeemed	(4,923,567)	(101,815,147)	(3,110,790)	(60,756,648)

	4,410,092	$86,063,339	4,325,953	$86,735,624

	4,809,400	$86,583,042	2,678,454	$57,699,811

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

BlackRock Funds III and Shareholders of iShares Russell 1000 Large-Cap Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of iShares Russell 1000 Large-Cap Index Fund (one of the series constituting BlackRock Funds III, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the administrator of the Master Portfolio. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 26, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

F U N D R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	17

Important Tax Information (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended December 31, 2020 that qualified for the dividends-received deduction were as follows:

Fund Name	Dividends-Received Deduction

iShares Russell 1000 Large-Cap Index Fund	79.61%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2020:

Fund Name	Qualified Dividend Income

iShares Russell 1000 Large-Cap Index Fund	$ 7,466,149

The following maximum amounts are hereby designated as qualified business income for individuals for the fiscal year ended December 31, 2020:

Fund Name	Qualified Business Income

iShares Russell 1000 Large-Cap Index Fund	$ 314,749

The following distribution amounts are hereby designated for the fiscal year ended December 31, 2020:

Fund Name	Short-Term Capital Gain Dividends	20% Rate Long-Term Capital Gain Dividends

iShares Russell 1000 Large-Cap Index Fund	$ 391,929	$ 301,325

18	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Master Portfolio Information as of December 31, 2020	Large Cap Index Master Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Apple, Inc.	6%

Microsoft Corp.	5

Amazon.com, Inc.	4

Facebook, Inc., Class A	2

Tesla, Inc.	2

Alphabet, Inc., Class A	1

Alphabet, Inc., Class C	1

Berkshire Hathaway, Inc., Class B	1

Johnson & Johnson	1

JPMorgan Chase & Co.	1

SECTOR ALLOCATION

Sector(a)	Percent of Net Assets

Information Technology	28%

Health Care	13

Consumer Discretionary	12

Financials	11

Communication Services	10

Industrials	9

Consumer Staples	6

Real Estate	3

Materials	3

Utilities	3

Energy	2

Short-Term Securities	6

Liabilities in Excess of Other Assets	(6)

(a)

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

M A S T E R P O R T F O L I O I N F O R M A T I O N	19

Schedule of Investments December 31, 2020	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.5%
Axon Enterprise, Inc.(a)(b)	34,636	$4,243,949
Boeing Co.(a)	287,592	61,561,943
BWX Technologies, Inc.(b)	48,664	2,933,466
Curtiss-Wright Corp.	23,002	2,676,283
General Dynamics Corp.	135,735	20,200,083
HEICO Corp.(b)	22,338	2,957,551
HEICO Corp., Class A(b)	41,513	4,859,512
Hexcel Corp.(a)(b)	42,866	2,078,572
Howmet Aerospace, Inc.(a)	230,498	6,578,413
Huntington Ingalls Industries, Inc.	20,726	3,533,368
L3Harris Technologies, Inc.	114,838	21,706,679
Lockheed Martin Corp.	132,647	47,087,032
Mercury Systems, Inc.(a)	33,727	2,970,000
Northrop Grumman Corp.	83,203	25,353,618
Raytheon Technologies Corp.	765,153	54,716,091
Spirit AeroSystems Holdings, Inc., Class A	56,095	2,192,754
Teledyne Technologies, Inc.(a)	18,833	7,382,159
Textron, Inc.(b)	127,000	6,137,910
TransDigm Group, Inc.(a)	28,174	17,435,480
Virgin Galactic Holdings Inc.(a)(b)	53,955	1,280,352

		297,885,215

Air Freight & Logistics — 0.6%
C.H. Robinson Worldwide, Inc.(b)	70,070	6,577,471
Expeditors International of Washington, Inc.	90,446	8,602,319
FedEx Corp.	129,756	33,687,253
United Parcel Service, Inc., Class B	385,373	64,896,813
XPO Logistics, Inc.(a)(b)	46,670	5,563,064

		119,326,920

Airlines(a) — 0.2%
Alaska Air Group, Inc.	71,098	3,697,096
American Airlines Group, Inc.(b)	292,722	4,616,226
Copa Holdings SA, Class A(b)	16,783	1,296,151
Delta Air Lines, Inc.	332,925	13,386,914
JetBlue Airways Corp.	145,335	2,113,171
Southwest Airlines Co.(b)	319,494	14,891,615
United Airlines Holdings, Inc.	151,478	6,551,424

		46,552,597

Auto Components — 0.2%
Aptiv PLC(a)(b)	143,544	18,702,348
BorgWarner, Inc.(b)	130,378	5,037,806
Gentex Corp.	133,676	4,535,626
Lear Corp.	31,037	4,935,814

		33,211,594

Automobiles — 1.8%
Ford Motor Co.(a)	2,112,059	18,564,999
General Motors Co.(a)	669,667	27,884,934
Harley-Davidson, Inc.(b)	93,448	3,429,541
Tesla, Inc.(a)	406,640	286,953,649
Thor Industries, Inc.(b)	31,330	2,913,377

		339,746,500

Banks — 3.7%
Associated Banc-Corp.	88,039	1,501,065
Bank of America Corp.	4,175,266	126,552,312
Bank of Hawaii Corp.(b)	21,836	1,673,074
Bank OZK(b)	57,588	1,800,777
BOK Financial Corp.	15,956	1,092,667
Citigroup, Inc.	1,117,433	68,900,919
Citizens Financial Group, Inc.	222,482	7,955,956

Security	Shares	Value

Banks (continued)
Comerica, Inc.	77,067	$4,304,963
Commerce Bancshares, Inc.(b)	56,691	3,724,638
Cullen/Frost Bankers, Inc.(b)	28,819	2,513,881
East West Bancorp, Inc.	80,292	4,071,607
Fifth Third Bancorp	373,322	10,292,488
First Citizens BancShares, Inc., Class A	2,983	1,713,047
First Hawaiian, Inc.(b)	68,030	1,604,147
First Horizon Corp.(b)	284,047	3,624,440
First Republic Bank(b)	93,525	13,741,628
FNB Corp.	164,449	1,562,266
Huntington Bancshares, Inc.(b)	537,884	6,793,475
JPMorgan Chase & Co.	1,633,115	207,519,923
KeyCorp.	507,183	8,322,873
M&T Bank Corp.	66,848	8,509,750
PacWest Bancorp	60,351	1,532,915
People’s United Financial, Inc.	212,707	2,750,302
Pinnacle Financial Partners, Inc.(b)	41,046	2,643,362
PNC Financial Services Group, Inc.(b)	228,276	34,013,124
Popular, Inc.	53,610	3,019,315
Prosperity Bancshares, Inc.	49,377	3,424,789
Regions Financial Corp.(b)	525,132	8,465,128
Signature Bank(b)	26,219	3,547,169
Sterling Bancorp(b)	92,247	1,658,601
SVB Financial Group(a)	28,074	10,887,939
Synovus Financial Corp.	74,220	2,402,501
TCF Financial Corp.	79,534	2,944,349
Truist Financial Corp.	736,185	35,285,347
U.S. Bancorp	727,592	33,898,511
Umpqua Holdings Corp.	110,521	1,673,288
Webster Financial Corp.	45,385	1,912,978
Wells Fargo & Co.	2,014,465	60,796,554
Western Alliance Bancorp(b)	49,758	2,982,992
Wintrust Financial Corp.	30,232	1,846,873
Zions Bancorp NA(b)	85,292	3,705,085

		707,167,018

Beverages — 1.5%
Boston Beer Co., Inc., Class A(a)	4,735	4,707,963
Brown-Forman Corp., Class A(b)	22,750	1,671,443
Brown-Forman Corp., Class B(b)	98,806	7,848,161
Coca-Cola Co.	2,077,227	113,915,129
Constellation Brands, Inc., Class A	85,169	18,656,269
Keurig Dr Pepper, Inc.(b)	243,540	7,793,280
Molson Coors Beverage Co., Class B(a)(b)	90,955	4,110,256
Monster Beverage Corp.(a)	199,894	18,486,197
PepsiCo, Inc.	743,306	110,232,280

		287,420,978

Biotechnology — 2.1%
AbbVie, Inc.	947,415	101,515,517
ACADIA Pharmaceuticals, Inc.(a)(b)	68,203	3,646,132
Acceleron Pharma, Inc.(a)(b)	27,463	3,513,616
Agios Pharmaceuticals, Inc.(a)(b)	31,302	1,356,316
Alexion Pharmaceuticals, Inc.(a)	114,133	17,832,140
Alkermes PLC(a)(b)	84,964	1,695,032
Alnylam Pharmaceuticals, Inc.(a)(b)	63,086	8,199,287
Amgen, Inc.(b)	315,225	72,476,532
Biogen, Inc.(a)	84,023	20,573,872
BioMarin Pharmaceutical, Inc.(a)	98,051	8,598,092
Bluebird Bio, Inc.(a)(b)	33,215	1,437,213
Exact Sciences Corp.(a)(b)	82,267	10,899,555
Exelixis, Inc.(a)	176,330	3,538,943
Gilead Sciences, Inc.	673,073	39,213,233

20	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Global Blood Therapeutics, Inc.(a)(b)	29,666	$1,284,834
Incyte Corp.(a)	100,510	8,742,360
Ionis Pharmaceuticals, Inc.(a)	66,442	3,756,631
Iovance Biotherapeutics, Inc.(a)(b)	69,158	3,208,931
Moderna, Inc.(a)	153,259	16,010,968
Neurocrine Biosciences, Inc.(a)	48,262	4,625,913
Regeneron Pharmaceuticals, Inc.(a)	52,010	25,126,551
Sage Therapeutics, Inc.(a)	25,531	2,208,687
Sarepta Therapeutics, Inc.(a)(b)	40,742	6,946,103
Seagen, Inc.(a)(b)	68,113	11,929,311
United Therapeutics Corp.(a)(b)	23,857	3,621,254
Vertex Pharmaceuticals, Inc.(a)	139,214	32,901,837

		414,858,860

Building Products — 0.5%
Allegion PLC	47,182	5,491,041
AO Smith Corp.	76,880	4,214,562
Armstrong World Industries, Inc.(b)	24,268	1,805,296
AZEK Co., Inc.(a)	42,613	1,638,470
Carrier Global Corp.(b)	464,344	17,515,056
Fortune Brands Home & Security, Inc.(b)	72,506	6,215,214
Johnson Controls International PLC	398,293	18,556,471
Lennox International, Inc.(b)	19,880	5,446,524
Masco Corp.	141,410	7,767,651
Owens Corning(b)	58,519	4,433,399
Trane Technologies PLC	128,850	18,703,866
Trex Co., Inc.(a)(b)	63,150	5,286,918

		97,074,468

Capital Markets — 2.7%
Affiliated Managers Group, Inc.	22,919	2,330,862
Ameriprise Financial, Inc.(b)	64,310	12,497,362
Apollo Global Management Inc.	94,848	4,645,655
Ares Management Corp., Class A(b)	48,481	2,281,031
Bank of New York Mellon Corp.	434,464	18,438,652
BlackRock, Inc.(b)(c)	79,032	57,024,749
Carlyle Group, Inc.(b)	56,787	1,785,383
Cboe Global Markets, Inc.	57,761	5,378,704
Charles Schwab Corp.(b)	767,692	40,718,384
CME Group, Inc.	190,855	34,745,153
Eaton Vance Corp.	60,731	4,125,457
Evercore, Inc., Class A(b)	18,636	2,043,251
FactSet Research Systems, Inc.(b)	19,601	6,517,333
Franklin Resources, Inc.(b)	162,971	4,072,645
Goldman Sachs Group, Inc.(b)	176,776	46,617,599
Interactive Brokers Group, Inc., Class A	36,232	2,207,254
Intercontinental Exchange, Inc.	297,446	34,292,549
Invesco Ltd.	212,252	3,699,552
KKR & Co., Inc.	287,172	11,627,594
Lazard Ltd., Class A	51,262	2,168,383
LPL Financial Holdings, Inc.	39,773	4,145,142
MarketAxess Holdings, Inc.(b)	19,979	11,399,218
Moody’s Corp.	86,875	25,214,600
Morgan Stanley	713,700	48,909,861
Morningstar, Inc.(b)	11,185	2,590,111
MSCI, Inc.(b)	43,808	19,561,586
Nasdaq, Inc.(b)	62,474	8,292,799
Northern Trust Corp.(b)	104,223	9,707,330
Raymond James Financial, Inc.	65,985	6,312,785
S&P Global, Inc.	130,047	42,750,350
SEI Investments Co.	58,645	3,370,328
State Street Corp.	189,161	13,767,138

Security	Shares	Value

Capital Markets (continued)
T. Rowe Price Group, Inc.	120,697	$18,272,319
Tradeweb Markets, Inc., Class A	41,810	2,611,035
Virtu Financial, Inc., Class A(b)	27,179	684,096

		514,806,250

Chemicals — 1.8%
Air Products & Chemicals, Inc.	118,630	32,412,088
Albemarle Corp.(b)	55,563	8,196,654
Ashland Global Holdings, Inc.	29,334	2,323,253
Axalta Coating Systems Ltd.(a)	115,763	3,305,034
Cabot Corp.	30,544	1,370,815
Celanese Corp.	62,067	8,064,986
CF Industries Holdings, Inc.	109,391	4,234,526
Chemours Co.	88,178	2,185,933
Corteva, Inc.	402,200	15,573,184
Dow, Inc.	398,454	22,114,197
DuPont de Nemours, Inc.(b)	391,147	27,814,463
Eastman Chemical Co.	71,328	7,152,772
Ecolab, Inc.(b)	132,723	28,715,948
Element Solutions, Inc.	111,683	1,980,139
FMC Corp.	66,989	7,699,046
Huntsman Corp.	101,241	2,545,199
International Flavors & Fragrances, Inc.(b)	56,013	6,096,455
Linde PLC(a)	283,338	74,662,396
LyondellBasell Industries NV, Class A	138,509	12,695,735
Mosaic Co.	202,819	4,666,865
NewMarket Corp.	3,312	1,319,136
Olin Corp.(b)	86,618	2,127,338
PPG Industries, Inc.	125,685	18,126,291
RPM International, Inc.(b)	68,115	6,183,480
Scotts Miracle-Gro Co.(b)	21,093	4,200,460
Sherwin-Williams Co.	44,550	32,740,240
Valvoline, Inc.	97,038	2,245,459
Westlake Chemical Corp.(b)	22,551	1,840,162
WR Grace & Co.	31,368	1,719,594

		344,311,848

Commercial Services & Supplies — 0.4%
ADT, Inc.	104,469	820,082
Cintas Corp.(b)	47,594	16,822,575
Clean Harbors, Inc.(a)	27,862	2,120,298
Copart, Inc.(a)	109,628	13,950,163
IAA, Inc.(a)	70,453	4,578,036
MSA Safety, Inc.(b)	20,127	3,006,773
Republic Services, Inc.	114,919	11,066,700
Rollins, Inc.(b)	113,988	4,453,511
Stericycle, Inc.(a)	45,549	3,157,912
Waste Management, Inc.	225,995	26,651,590

		86,627,640

Communications Equipment — 0.8%
Arista Networks, Inc.(a)(b)	30,906	8,980,356
Ciena Corp.(a)	78,943	4,172,138
Cisco Systems, Inc.	2,287,724	102,375,649
CommScope Holding Co., Inc.(a)(b)	96,598	1,294,413
EchoStar Corp., Class A(a)	24,263	514,133
F5 Networks, Inc.(a)(b)	32,136	5,654,008
Juniper Networks, Inc.	179,952	4,050,720
Lumentum Holdings, Inc.(a)	42,345	4,014,306
Motorola Solutions, Inc.	91,962	15,639,058

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) December 31, 2020	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Communications Equipment (continued)
Ubiquiti, Inc.(b)	4,263	$1,187,288
ViaSat, Inc.(a)(b)	28,882	942,997

		148,825,066

Construction & Engineering — 0.1%
AECOM(a)	77,981	3,881,894
Jacobs Engineering Group, Inc.	70,706	7,704,126
Quanta Services, Inc.(b)	73,409	5,286,916
Valmont Industries, Inc.	12,251	2,143,068

		19,016,004

Construction Materials — 0.1%
Eagle Materials, Inc.(a)	22,928	2,323,753
Martin Marietta Materials, Inc.	32,875	9,335,514
Vulcan Materials Co.	69,176	10,259,492

		21,918,759

Consumer Finance — 0.6%
Ally Financial, Inc.(b)	198,656	7,084,073
American Express Co.	350,984	42,437,475
Capital One Financial Corp.	241,014	23,824,234
Credit Acceptance Corp.(a)(b)	5,510	1,907,231
Discover Financial Services	166,433	15,067,180
LendingTree, Inc.(a)(b)	6,091	1,667,655
OneMain Holdings, Inc.(b)	32,596	1,569,823
Santander Consumer USA Holdings, Inc.(a)	30,508	671,786
SLM Corp.	192,971	2,390,911
Synchrony Financial	323,796	11,238,959

		107,859,327

Containers & Packaging — 0.4%
Amcor PLC(b)	854,010	10,051,698
AptarGroup, Inc.	34,443	4,714,902
Ardagh Group SA	6,425	110,574
Avery Dennison Corp.	47,168	7,316,229
Ball Corp.	172,635	16,086,129
Berry Global Group, Inc.(a)(b)	77,234	4,339,779
Crown Holdings, Inc.(a)	68,456	6,859,291
Graphic Packaging Holding Co.	155,466	2,633,594
International Paper Co.	205,926	10,238,641
Packaging Corp. of America(b)	48,340	6,666,569
Sealed Air Corp.	82,180	3,763,022
Silgan Holdings, Inc.	37,794	1,401,402
Sonoco Products Co.	51,845	3,071,816
Westrock Co.	133,894	5,828,406

		83,082,052

Distributors — 0.1%
Genuine Parts Co.	74,552	7,487,257
LKQ Corp.(a)	160,558	5,658,064
Pool Corp.(b)	20,903	7,786,368

		20,931,689

Diversified Consumer Services — 0.1%
Bright Horizons Family Solutions, Inc.(a)(b)	33,590	5,810,734
Chegg, Inc.(a)(b)	62,328	5,630,088
frontdoor, Inc.(a)	42,277	2,122,728
Graham Holdings Co., Class B	2,130	1,136,099
Grand Canyon Education, Inc.(a)	25,609	2,384,454
H&R Block, Inc.	108,608	1,722,523
Service Corp. International	94,902	4,659,688
Terminix Global Holdings, Inc.(a)	72,942	3,720,772

		27,187,086

Security	Shares	Value

Diversified Financial Services — 1.3%
Berkshire Hathaway, Inc., Class B(a)	1,011,726	$234,588,908
Equitable Holdings, Inc.(b)	217,332	5,561,526
Jefferies Financial Group, Inc.	115,156	2,832,837
Voya Financial, Inc.(b)	73,247	4,307,656

		247,290,927

Diversified Telecommunication Services — 1.3%
AT&T, Inc.(b)	3,818,831	109,829,580
CenturyLink, Inc.(b)	569,672	5,554,302
Verizon Communications, Inc.	2,219,015	130,367,131

		245,751,013

Electric Utilities — 1.6%
Alliant Energy Corp.	128,709	6,632,375
American Electric Power Co., Inc.	265,736	22,127,837
Avangrid, Inc.(b)	29,257	1,329,731
Duke Energy Corp.	392,491	35,936,476
Edison International(b)	196,507	12,344,570
Entergy Corp.	104,896	10,472,817
Evergy, Inc.	119,622	6,640,217
Eversource Energy	183,821	15,902,355
Exelon Corp.	520,928	21,993,580
FirstEnergy Corp.	303,850	9,300,848
Hawaiian Electric Industries, Inc.	52,817	1,869,194
IDACORP, Inc.	30,879	2,965,310
NextEra Energy, Inc.	1,053,919	81,309,851
NRG Energy, Inc.	123,622	4,642,006
OGE Energy Corp.	122,161	3,892,049
PG&E Corp.(a)	712,422	8,876,778
Pinnacle West Capital Corp.	59,044	4,720,568
PPL Corp.	414,585	11,691,297
Southern Co.	565,020	34,709,178
Xcel Energy, Inc.	281,075	18,739,270

		316,096,307

Electrical Equipment — 0.6%
Acuity Brands, Inc.(b)	21,778	2,637,098
AMETEK, Inc.	124,668	15,077,348
Array Technologies Inc.(a)(b)	31,617	1,363,958
Eaton Corp. PLC	212,786	25,564,110
Emerson Electric Co.	318,238	25,576,788
Generac Holdings, Inc.(a)(b)	31,895	7,253,242
GrafTech International Ltd.(b)	38,899	414,663
Hubbell, Inc.	28,047	4,397,489
nVent Electric PLC	82,701	1,926,106
Regal Beloit Corp.	20,675	2,539,097
Rockwell Automation, Inc.(b)	62,781	15,746,103
Sensata Technologies Holding PLC(a)	78,996	4,166,249
Vertiv Holdings Co.(b)	115,802	2,162,023

		108,824,274

Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A(b)	154,533	20,208,280
Arrow Electronics, Inc.(a)	39,825	3,874,972
Avnet, Inc.	51,693	1,814,941
CDW Corp.	74,700	9,844,713
Cognex Corp.	89,953	7,221,877
Coherent, Inc.(a)(b)	13,003	1,950,710
Corning, Inc.	401,656	14,459,616
Dolby Laboratories, Inc., Class A(b)	35,426	3,440,927
FLIR Systems, Inc.(b)	65,924	2,889,449
IPG Photonics Corp.(a)	21,188	4,741,663
Jabil, Inc.(b)	73,888	3,142,457
Keysight Technologies, Inc.(a)	101,045	13,347,034

22	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Littelfuse, Inc.(b)	11,995	$3,054,647
National Instruments Corp.	67,460	2,964,192
SYNNEX Corp.(a)	21,063	1,715,371
Trimble, Inc.(a)(b)	130,188	8,692,653
Vontier Corp.(a)	62,135	2,075,309
Zebra Technologies Corp., Class A(a)	29,316	11,267,018

		116,705,829

Energy Equipment & Services — 0.2%
Baker Hughes, Inc. Class A(b)	340,168	7,092,503
Halliburton Co.(b)	476,161	8,999,443
Helmerich & Payne, Inc.(b)	58,695	1,359,376
Schlumberger NV	757,375	16,533,496

		33,984,818

Entertainment — 2.2%
Activision Blizzard, Inc.	410,205	38,087,534
Electronic Arts, Inc.(a)	151,563	21,764,447
Liberty Media Corp.-Liberty Formula One, Class A(a)(b)	14,208	539,762
Liberty Media Corp.-Liberty Formula One, Class C(a)	103,957	4,428,568
Lions Gate Entertainment Corp., Class A(a)	19,444	221,078
Lions Gate Entertainment Corp., Class B(a)	71,401	741,142
Live Nation Entertainment, Inc.(a)	74,038	5,440,312
Madison Square Garden Entertainment Corp.(a)	9,792	1,028,552
Madison Square Garden Sports Corp.(a)	9,792	1,802,707
Netflix, Inc.(a)	228,800	123,719,024
Roku, Inc.(a)	58,476	19,415,202
Spotify Technology SA(a)(b)	70,314	22,125,003
Take-Two Interactive Software, Inc.(a)	61,586	12,796,955
Walt Disney Co.(a)	970,032	175,750,398
World Wrestling Entertainment, Inc., Class A(b)	24,370	1,170,979
Zynga, Inc., Class A(a)(b)	469,631	4,635,258

		433,666,921

Equity Real Estate Investment Trusts (REITs) — 2.8%
Alexandria Real Estate Equities, Inc.	72,631	12,944,297
American Campus Communities, Inc.	74,192	3,173,192
American Homes Rent, Class A	135,286	4,058,580
American Tower Corp.	238,238	53,474,901
Americold Realty Trust(b)	111,442	4,160,130
Apartment Income REIT Corp.(a)	78,455	3,013,457
Apartment Investment and Management Co., Class A	78,455	414,242
Apple Hospitality REIT, Inc.(a)	116,152	1,499,522
AvalonBay Communities, Inc.	75,861	12,170,380
Boston Properties, Inc.(b)	81,231	7,678,766
Brandywine Realty Trust(b)	87,207	1,038,635
Brixmor Property Group, Inc.(b)	157,959	2,614,221
Brookfield Property REIT, Inc., Class A(b)	34,052	508,737
Camden Property Trust	49,472	4,943,242
CoreSite Realty Corp.	24,131	3,023,132
Corporate Office Properties Trust	57,225	1,492,428
Cousins Properties, Inc.(b)	82,141	2,751,724
Crown Castle International Corp.	224,334	35,711,729
CubeSmart	104,299	3,505,489
CyrusOne, Inc.	66,585	4,870,693
Digital Realty Trust, Inc.(b)	150,547	21,002,812
Douglas Emmett, Inc.	87,900	2,564,922
Duke Realty Corp.	194,840	7,787,755
Empire State Realty Trust, Inc., Class A(a)	77,941	726,410
EPR Properties(a)(b)	40,258	1,308,385

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Equinix, Inc.(b)	47,875	$34,191,368
Equity Commonwealth	59,910	1,634,345
Equity LifeStyle Properties, Inc.	91,872	5,821,010
Equity Residential	201,742	11,959,266
Essex Property Trust, Inc.	35,656	8,465,448
Extra Space Storage, Inc.	66,423	7,695,769
Federal Realty Investment Trust	40,225	3,423,952
First Industrial Realty Trust, Inc.(b)	65,875	2,775,314
Gaming and Leisure Properties, Inc.	120,357	5,103,137
Healthcare Trust of America, Inc., Class A(b)	116,856	3,218,214
Healthpeak Properties, Inc.	292,133	8,831,181
Highwoods Properties, Inc.	56,254	2,229,346
Host Hotels & Resorts, Inc.(a)	372,940	5,456,112
Hudson Pacific Properties, Inc.(b)	82,180	1,973,964
Invitation Homes, Inc.	294,805	8,755,709
Iron Mountain, Inc.(b)	152,304	4,489,922
JBG SMITH Properties	63,076	1,972,387
Kilroy Realty Corp.	58,627	3,365,190
Kimco Realty Corp.	213,587	3,205,941
Lamar Advertising Co., Class A	45,610	3,795,664
Life Storage, Inc.(b)	24,780	2,958,484
Medical Properties Trust, Inc.	299,193	6,519,415
Mid-America Apartment Communities, Inc.	59,846	7,581,890
National Retail Properties, Inc.(b)	100,426	4,109,432
Omega Healthcare Investors, Inc.(b)	114,729	4,166,957
Outfront Media, Inc.(a)	74,700	1,461,132
Paramount Group, Inc.	106,000	958,240
Park Hotels & Resorts, Inc.(a)(b)	126,278	2,165,668
Prologis, Inc.	395,687	39,434,166
Public Storage	80,926	18,688,241
Rayonier, Inc.	76,151	2,237,316
Realty Income Corp.	194,667	12,102,447
Regency Centers Corp.	85,331	3,890,240
Rexford Industrial Realty, Inc.	63,206	3,104,047
SBA Communications Corp.	59,330	16,738,773
Simon Property Group, Inc.(b)	174,401	14,872,917
SL Green Realty Corp.	42,766	2,547,998
Spirit Realty Capital, Inc.	53,677	2,156,205
STORE Capital Corp.(b)	124,939	4,245,427
Sun Communities, Inc.	58,424	8,877,527
UDR, Inc.	152,907	5,876,216
Ventas, Inc.	197,484	9,684,615
VEREIT Inc.	115,044	4,347,513
VICI Properties, Inc.(b)	278,358	7,098,129
Vornado Realty Trust(b)	91,275	3,408,209
Weingarten Realty Investors	67,068	1,453,364
Welltower, Inc.	227,473	14,699,305
Weyerhaeuser Co.	404,913	13,576,733
WP Carey, Inc.	89,916	6,346,271

		550,107,897

Food & Staples Retailing — 1.3%
Albertsons Cos., Inc., Class A(a)(b)	24,915	438,006
Casey’s General Stores, Inc.(b)	19,362	3,458,440
Costco Wholesale Corp.	237,338	89,424,211
Grocery Outlet Holding Corp.(a)(b)	37,211	1,460,532
Kroger Co.(b)	421,525	13,387,634
Sprouts Farmers Market, Inc.(a)	80,229	1,612,603
Sysco Corp.(b)	261,391	19,410,896
US Foods Holding Corp.(a)	114,482	3,813,395

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) December 31, 2020	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Food & Staples Retailing (continued)
Walgreens Boots Alliance, Inc.	387,375	$15,448,515
Walmart, Inc.	748,846	107,946,151

		256,400,383

Food Products — 1.0%
Archer-Daniels-Midland Co.(b)	303,995	15,324,388
Beyond Meat, Inc.(a)(b)	26,661	3,332,625
Bunge Ltd.	78,207	5,128,815
Campbell Soup Co.(b)	100,569	4,862,511
Conagra Brands, Inc.(b)	269,777	9,782,114
Flowers Foods, Inc.	102,672	2,323,467
General Mills, Inc.(b)	325,448	19,136,343
Hain Celestial Group, Inc.(a)	39,749	1,595,922
Hershey Co.	80,858	12,317,099
Hormel Foods Corp.(b)	146,729	6,839,039
Ingredion, Inc.(b)	35,350	2,780,985
J.M. Smucker Co.(b)	62,047	7,172,633
Kellogg Co.	138,340	8,608,898
Kraft Heinz Co.	351,559	12,185,035
Lamb Weston Holdings, Inc.(b)	83,310	6,559,829
McCormick & Co., Inc.(b)	130,258	12,452,665
Mondelez International, Inc., Class A	762,100	44,559,987
Pilgrim’s Pride Corp.(a)(b)	28,135	551,727
Post Holdings, Inc.(a)	36,747	3,711,815
Seaboard Corp.	134	406,154
TreeHouse Foods, Inc.(a)(b)	27,438	1,165,841
Tyson Foods, Inc., Class A	150,132	9,674,506

		190,472,398

Gas Utilities — 0.1%
Atmos Energy Corp.	64,099	6,116,968
National Fuel Gas Co.(b)	56,061	2,305,789
UGI Corp.	111,222	3,888,321

		12,311,078

Health Care Equipment & Supplies — 3.6%
Abbott Laboratories	929,739	101,797,123
ABIOMED, Inc.(a)	24,934	8,083,603
Align Technology, Inc.(a)	41,830	22,353,115
Baxter International, Inc.	272,556	21,869,893
Becton Dickinson and Co.	148,200	37,082,604
Boston Scientific Corp.(a)	774,018	27,825,947
Cooper Cos., Inc.	26,309	9,558,586
Danaher Corp.	336,973	74,855,182
DENTSPLY SIRONA, Inc.	114,121	5,975,376
DexCom, Inc.(a)(b)	49,283	18,220,911
Edwards Lifesciences Corp.(a)	328,722	29,989,308
Envista Holdings Corp.(a)(b)	81,914	2,762,959
Globus Medical, Inc., Class A(a)	46,829	3,054,187
Haemonetics Corp.(a)	24,565	2,917,094
Hill-Rom Holdings, Inc.	35,053	3,434,142
Hologic, Inc.(a)	139,221	10,139,465
ICU Medical, Inc.(a)	10,540	2,260,725
IDEXX Laboratories, Inc.(a)	44,888	22,438,164
Insulet Corp.(a)(b)	35,901	9,177,373
Integra LifeSciences Holdings Corp.(a)(b)	39,587	2,569,988
Intuitive Surgical, Inc.(a)	61,999	50,721,382
Masimo Corp.(a)	26,861	7,208,955
Medtronic PLC	718,336	84,145,879
Novocure Ltd.(a)	53,226	9,210,227
Penumbra, Inc.(a)(b)	17,069	2,987,075
Quidel Corp.(a)	19,204	3,449,999
ResMed, Inc.(b)	76,833	16,331,622
STERIS PLC(b)	44,433	8,421,831

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Stryker Corp.(b)	185,790	$45,525,982
Tandem Diabetes Care, Inc.(a)	34,301	3,281,920
Teleflex, Inc.	24,400	10,042,308
Varian Medical Systems, Inc.(a)	49,505	8,663,870
West Pharmaceutical Services, Inc.(b)	39,493	11,188,762
Zimmer Biomet Holdings, Inc.	112,642	17,357,006

		694,902,563

Health Care Providers & Services — 2.5%
Acadia Healthcare Co., Inc.(a)	59,043	2,967,501
Amedisys, Inc.(a)	16,222	4,758,399
AmerisourceBergen Corp.	79,702	7,791,668
Anthem, Inc.	134,185	43,085,462
Cardinal Health, Inc.	153,953	8,245,723
Centene Corp.(a)	307,351	18,450,281
Chemed Corp.	8,047	4,285,913
Cigna Corp.	193,918	40,369,849
CVS Health Corp.	703,026	48,016,676
DaVita, Inc.(a)	45,991	5,399,343
Encompass Health Corp.	51,380	4,248,612
Guardant Health, Inc.(a)	43,891	5,656,672
HCA Healthcare, Inc.(b)	143,441	23,590,307
Henry Schein, Inc.(a)	76,135	5,090,386
Humana, Inc.	70,737	29,021,269
Laboratory Corp. of America Holdings(a)	52,448	10,675,790
McKesson Corp.	86,706	15,079,907
Molina Healthcare, Inc.(a)	29,750	6,327,230
Oak Street Health, Inc.(a)(b)	8,979	549,156
Premier, Inc., Class A(b)	67,703	2,376,375
Quest Diagnostics, Inc.	70,446	8,395,050
UnitedHealth Group, Inc.	507,360	177,921,005
Universal Health Services, Inc., Class B(a)(b)	37,688	5,182,100

		477,484,674

Health Care Technology — 0.2%
American Well Corp., Class A(a)	26,979	683,378
Cerner Corp.(b)	158,893	12,469,923
Change Healthcare, Inc.(a)	117,394	2,189,398
Teladoc Health, Inc.(a)(b)	56,963	11,390,322
Veeva Systems, Inc., Class A(a)	73,493	20,008,469

		46,741,490

Hotels, Restaurants & Leisure — 1.7%
Aramark(b)	113,846	4,380,794
Carnival Corp.(a)(b)	262,113	5,677,368
Chipotle Mexican Grill, Inc.(a)	14,937	20,713,287
Choice Hotels International, Inc.(a)	18,605	1,985,712
Darden Restaurants, Inc.(b)	69,292	8,254,063
Domino’s Pizza, Inc.(b)	21,005	8,054,577
Extended Stay America, Inc.	91,249	1,351,398
Hilton Worldwide Holdings, Inc.(a)	143,013	15,911,626
Hyatt Hotels Corp., Class A(a)(b)	18,022	1,338,133
Las Vegas Sands Corp.(a)(b)	173,401	10,334,700
Marriott International, Inc., Class A(a)(b)	143,939	18,988,433
McDonald’s Corp.	402,114	86,285,622
MGM Resorts International	262,273	8,264,222
Norwegian Cruise Line Holdings Ltd.(a)(b)	168,854	4,293,957
Planet Fitness, Inc., Class A(a)	42,933	3,332,889
Royal Caribbean Cruises Ltd.(a)	99,082	7,400,435
Six Flags Entertainment Corp.(a)(b)	36,963	1,260,438
Starbucks Corp.	627,145	67,091,972
Vail Resorts, Inc.(a)	23,170	6,463,503
Wendy’s Co.	95,181	2,086,368
Wyndham Destinations, Inc.	45,887	2,058,491

24	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Wyndham Hotels & Resorts, Inc.	45,479	$2,703,272
Wynn Resorts Ltd.(a)(b)	51,858	5,851,138
Yum China Holdings, Inc.(b)	215,121	12,281,258
Yum! Brands, Inc.	161,213	17,501,283

		323,864,939

Household Durables — 0.4%
D.R. Horton, Inc.	181,705	12,523,109
Garmin Ltd.	78,083	9,343,412
Leggett & Platt, Inc.	66,700	2,954,810
Lennar Corp., -B Shares	10,779	659,675
Lennar Corp., Class A	144,677	11,028,728
Mohawk Industries, Inc.(a)	33,585	4,733,806
Newell Brands, Inc.(b)	209,219	4,441,719
NVR, Inc.(a)	1,849	7,543,661
PulteGroup, Inc.	139,609	6,019,940
Tempur Sealy International, Inc.(a)	104,116	2,811,132
Toll Brothers, Inc.(b)	61,053	2,653,974
Whirlpool Corp.(b)	33,311	6,012,302

		70,726,268

Household Products — 1.4%
Church & Dwight Co., Inc.(b)	133,373	11,634,127
Clorox Co.(b)	67,472	13,623,946
Colgate-Palmolive Co.	451,178	38,580,231
Energizer Holdings, Inc.(b)	31,553	1,330,905
Kimberly-Clark Corp.	181,045	24,410,297
Procter & Gamble Co.	1,308,388	182,049,106
Reynolds Consumer Products Inc.	25,495	765,870
Spectrum Brands Holdings, Inc.(b)	24,767	1,956,098

		274,350,580

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.	354,602	8,333,147
Vistra Corp.(b)	254,672	5,006,852

		13,339,999

Industrial Conglomerates — 1.1%
3M Co.(b)	300,944	52,602,002
Carlisle Cos., Inc.(b)	28,395	4,434,731
General Electric Co.	4,671,985	50,457,438
Honeywell International, Inc.	376,008	79,976,902
Roper Technologies, Inc.(b)	55,646	23,988,434

		211,459,507

Insurance — 2.0%
Aflac, Inc.(b)	367,033	16,321,958
Alleghany Corp.	7,238	4,369,508
Allstate Corp.	163,809	18,007,523
American Financial Group, Inc.	39,406	3,452,754
American International Group, Inc.	463,263	17,539,137
American National Group, Inc.	2,683	257,890
Aon PLC, Class A(b)	121,976	25,769,870
Arch Capital Group Ltd.(a)	205,278	7,404,377
Arthur J Gallagher & Co.	103,451	12,797,923
Assurant, Inc.(b)	34,414	4,687,875
Assured Guaranty Ltd.	40,015	1,260,072
Athene Holding Ltd., Class A(a)	58,128	2,507,642
Axis Capital Holdings Ltd.(b)	44,804	2,257,674
Brighthouse Financial, Inc.(a)	60,678	2,196,847
Brown & Brown, Inc.	123,154	5,838,731
Chubb Ltd.	239,357	36,841,829
Cincinnati Financial Corp.(b)	83,633	7,307,015
CNA Financial Corp.	18,457	719,085

Security	Shares	Value

Insurance (continued)
Erie Indemnity Co., Class A(b)	15,354	$3,770,942
Everest Re Group Ltd.	20,718	4,849,877
Fidelity National Financial, Inc.(b)	140,034	5,473,929
First American Financial Corp.	58,488	3,019,735
Globe Life, Inc.	55,614	5,281,105
GoHealth, Inc., Class A(a)(b)	26,367	360,173
Hanover Insurance Group, Inc.(b)	21,092	2,466,077
Hartford Financial Services Group, Inc.	195,983	9,599,247
Kemper Corp.(b)	30,777	2,364,597
Lemonade Inc.(a)(b)	7,007	858,358
Lincoln National Corp.(b)	104,993	5,282,198
Loews Corp.	125,653	5,656,898
Markel Corp.(a)	7,370	7,615,421
Marsh & McLennan Cos., Inc.	270,883	31,693,311
Mercury General Corp.	13,156	686,875
MetLife, Inc.	415,487	19,507,115
Old Republic International Corp.	148,984	2,936,475
Primerica, Inc.(b)	21,114	2,827,798
Principal Financial Group, Inc.	144,443	7,165,817
Progressive Corp.	311,368	30,788,068
Prudential Financial, Inc.	211,323	16,497,987
Reinsurance Group of America, Inc.(b)	35,355	4,097,644
RenaissanceRe Holdings Ltd.	29,288	4,856,536
Travelers Cos., Inc.	134,971	18,945,879
Unum Group	104,440	2,395,854
W.R. Berkley Corp.	71,414	4,743,318
White Mountains Insurance Group Ltd.	1,716	1,717,133
Willis Towers Watson PLC	68,847	14,504,686

		389,500,763

Interactive Media & Services(a) — 5.1%
Alphabet, Inc., Class A	160,975	282,131,224
Alphabet, Inc., Class C	156,412	274,015,054
Facebook, Inc., Class A	1,288,308	351,914,213
IAC/InterActiveCorp.	40,964	7,756,533
Match Group, Inc.	119,977	18,139,323
Pinterest, Inc., Class A	214,777	14,153,804
TripAdvisor, Inc.(b)	48,961	1,409,098
Twitter, Inc.	418,407	22,656,739
Zillow Group, Inc., Class A	33,124	4,502,877
Zillow Group, Inc., Class C(b)	76,240	9,895,952

		986,574,817

Internet & Direct Marketing Retail — 4.4%
Amazon.com, Inc.(a)	227,952	742,423,707
Booking Holdings, Inc.(a)	21,879	48,730,440
eBay, Inc.	358,220	18,000,555
Etsy, Inc.(a)	63,730	11,338,204
Expedia Group, Inc.(a)	75,805	10,036,582
Grubhub, Inc.(a)(b)	46,784	3,474,648
Qurate Retail, Inc., Series A	197,866	2,170,590
Wayfair, Inc., Class A(a)(b)	38,154	8,615,555

		844,790,281

IT Services — 5.7%
Accenture PLC, Class A	342,739	89,526,854
Akamai Technologies, Inc.(a)	87,945	9,233,346
Alliance Data Systems Corp.	28,078	2,080,580
Amdocs Ltd.	70,407	4,993,969
Automatic Data Processing, Inc.	230,109	40,545,206
BigCommerce Holdings, Inc., Series-1(a)(b)	4,606	295,475
Black Knight, Inc.(a)	80,009	7,068,795
Booz Allen Hamilton Holding Corp.	70,632	6,157,698

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) December 31, 2020	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
Broadridge Financial Solutions, Inc.(b)	63,512	$9,730,038
CACI International, Inc., Class A(a)	12,409	3,093,936
Cognizant Technology Solutions Corp., Class A(b)	289,532	23,727,147
Concentrix Corp.(a)	21,063	2,078,918
DXC Technology Co.(a)	132,033	3,399,850
EPAM Systems, Inc.(a)	28,409	10,180,365
Euronet Worldwide, Inc.(a)	27,020	3,915,738
Fastly, Inc., Class A(a)(b)	41,520	3,627,602
Fidelity National Information Services, Inc.	331,552	46,901,346
Fiserv, Inc.(a)	309,385	35,226,576
FleetCor Technologies, Inc.(a)	44,190	12,056,358
Gartner, Inc.(a)	47,819	7,660,126
Genpact Ltd.	99,807	4,128,018
Global Payments, Inc.	158,691	34,185,215
Globant SA(a)	20,089	4,371,567
GoDaddy, Inc., Class A(a)	92,298	7,656,119
International Business Machines Corp.	475,773	59,890,305
Jack Henry & Associates, Inc.(b)	39,915	6,465,831
Leidos Holdings, Inc.(b)	70,703	7,432,299
Mastercard, Inc., Class A	474,507	169,370,529
MongoDB, Inc.(a)(b)	27,774	9,971,977
Okta, Inc.(a)	62,373	15,858,959
Paychex, Inc.	173,858	16,200,088
PayPal Holdings, Inc.(a)	631,471	147,890,508
Sabre Corp.(a)	176,574	2,122,419
Science Applications International Corp.(b)	30,168	2,855,100
Square, Inc., Class A(a)	198,217	43,139,948
StoneCo. Ltd., Class A(a)	108,894	9,138,384
Switch, Inc., Class A	46,108	754,788
Twilio, Inc., Class A(a)	75,295	25,487,357
VeriSign, Inc.(a)	53,250	11,523,300
Visa, Inc., Class A(b)	907,109	198,411,952
Western Union Co.(b)	214,038	4,695,994
WEX, Inc.(a)	23,143	4,710,295

		1,107,760,875

Leisure Products — 0.2%
Brunswick Corp.(b)	43,513	3,317,431
Hasbro, Inc.(b)	66,400	6,211,056
Mattel, Inc.(a)	190,027	3,315,971
Peloton Interactive, Inc., Class A(a)	136,636	20,730,414
Polaris, Inc.	29,932	2,851,921

		36,426,793

Life Sciences Tools & Services — 1.3%
10X Genomics, Inc., Class A(a)	30,461	4,313,278
Adaptive Biotechnologies Corp.(a)	38,223	2,260,126
Agilent Technologies, Inc.	166,514	19,730,244
Avantor, Inc.(a)	270,721	7,620,796
Berkeley Lights, Inc.(a)(b)	5,354	478,701
Bio-Rad Laboratories, Inc., Class A(a)	11,255	6,560,990
Bio-Techne Corp.(b)	20,633	6,552,009
Bruker Corp.	53,452	2,893,357
Charles River Laboratories International, Inc.(a)	25,803	6,447,138
Illumina, Inc.(a)	78,335	28,983,950
IQVIA Holdings, Inc.(a)	102,502	18,365,283
Mettler-Toledo International, Inc.(a)(b)	12,660	14,428,349
PerkinElmer, Inc.(b)	58,457	8,388,579
PPD, Inc.(a)	84,495	2,891,419
PRA Health Sciences, Inc.(a)(b)	33,214	4,166,364
QIAGEN NV(a)	126,326	6,676,329
Repligen Corp.(a)	30,060	5,760,398

Security	Shares	Value

Life Sciences Tools & Services (continued)
Syneos Health, Inc.(a)	40,804	$2,779,976
Thermo Fisher Scientific, Inc.	212,453	98,956,358
Waters Corp.(a)	34,428	8,518,176

		256,771,820

Machinery — 1.7%
AGCO Corp.	34,546	3,561,347
Allison Transmission Holdings, Inc.(b)	60,337	2,602,335
Caterpillar, Inc.	290,262	52,833,489
Colfax Corp.(a)(b)	46,893	1,793,188
Crane Co.(b)	25,215	1,958,197
Cummins, Inc.	79,225	17,991,997
Deere & Co.	150,278	40,432,296
Donaldson Co., Inc.	64,480	3,603,142
Dover Corp.	78,163	9,868,079
Flowserve Corp.(b)	69,309	2,554,037
Fortive Corp.	160,639	11,376,454
Gates Industrial Corp. PLC(a)	16,568	211,408
Graco, Inc.(b)	88,412	6,396,608
IDEX Corp.	39,476	7,863,619
Illinois Tool Works, Inc.	167,902	34,231,860
Ingersoll Rand, Inc.(a)	180,903	8,241,941
ITT, Inc.	46,740	3,599,915
Lincoln Electric Holdings, Inc.(b)	30,018	3,489,592
Middleby Corp.(a)	29,684	3,826,861
Nordson Corp.	30,354	6,099,636
Oshkosh Corp.	34,444	2,964,595
Otis Worldwide Corp.	221,089	14,934,562
PACCAR, Inc.	182,910	15,781,475
Parker-Hannifin Corp.	69,317	18,882,644
Pentair PLC(b)	87,735	4,657,851
Snap-on, Inc.	28,941	4,952,963
Stanley Black & Decker, Inc.	83,598	14,927,259
Timken Co.	32,401	2,506,541
Toro Co.(b)	56,550	5,363,202
Trinity Industries, Inc.(b)	50,694	1,337,815
Westinghouse Air Brake Technologies Corp.(b)	97,678	7,150,030
Woodward, Inc.(b)	30,355	3,689,043
Xylem, Inc.(b)	99,283	10,106,017

		329,789,998

Marine — 0.0%
Kirby Corp.(a)	29,762	1,542,564

Media — 1.4%
Altice USA, Inc., Class A(a)(b)	156,680	5,933,472
Cable One, Inc.(b)	2,800	6,237,616
Charter Communications, Inc., Class A(a)(b)	79,918	52,869,753
Comcast Corp., Class A(b)	2,426,727	127,160,495
Discovery, Inc., Class A(a)(b)	84,801	2,551,662
Discovery, Inc., Class C(a)	180,713	4,732,873
DISH Network Corp., Class A(a)(b)	143,246	4,632,576
Fox Corp., Class A(b)	176,069	5,127,129
Fox Corp., Class B(a)	95,443	2,756,394
Interpublic Group of Cos., Inc.	203,681	4,790,577
John Wiley & Sons, Inc., Class A	19,915	909,319
Liberty Broadband Corp., Class A(a)	16,033	2,526,480
Liberty Broadband Corp., Class C(a)	87,829	13,909,479
Liberty Media Corp. - Liberty SiriusXM, Class A(a)	42,844	1,850,432
Liberty Media Corp. - Liberty SiriusXM, Class C(a)	97,684	4,250,231
New York Times Co., Class A(b)	94,535	4,894,077
News Corp., Class A(b)	202,510	3,639,105

26	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Media (continued)
News Corp., Class B	54,791	$973,636
Nexstar Media Group, Inc., Class A	22,849	2,494,882
Omnicom Group, Inc.(b)	113,670	7,089,598
Sirius XM Holdings, Inc.(b)	612,654	3,902,606
ViacomCBS, Inc., Class A	1,463	55,331
ViacomCBS, Inc., Class B(b)	287,297	10,704,686

		273,992,409

Metals & Mining — 0.4%
Freeport-McMoRan, Inc.(a)	789,588	20,545,080
Newmont Corp.	427,596	25,608,724
Nucor Corp.(b)	158,137	8,411,307
Reliance Steel & Aluminum Co.	34,439	4,124,070
Royal Gold, Inc.	34,461	3,665,272
Southern Copper Corp.(b)	39,755	2,588,846
Steel Dynamics, Inc.(b)	110,469	4,072,992

		69,016,291

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
AGNC Investment Corp.(b)	293,657	4,581,049
Annaly Capital Management, Inc.	750,782	6,344,108
New Residential Investment Corp.	214,584	2,132,965
Starwood Property Trust, Inc.(b)	143,973	2,778,679

		15,836,801

Multi-line Retail — 0.5%
Dollar General Corp.	134,335	28,250,651
Dollar Tree, Inc.(a)	128,079	13,837,655
Kohl’s Corp.(a)	88,775	3,612,255
Nordstrom, Inc.(a)(b)	59,838	1,867,544
Ollie’s Bargain Outlet Holdings, Inc.(a)(b)	28,346	2,317,852
Target Corp.	268,157	47,337,755

		97,223,712

Multi-Utilities — 0.7%
Ameren Corp.	136,475	10,653,239
CenterPoint Energy, Inc.(b)	288,853	6,250,779
CMS Energy Corp.	150,060	9,155,161
Consolidated Edison, Inc.	179,154	12,947,460
Dominion Energy, Inc.	446,827	33,601,390
DTE Energy Co.	104,654	12,706,042
MDU Resources Group, Inc.	103,705	2,731,590
NiSource, Inc.	199,814	4,583,733
Public Service Enterprise Group, Inc.	265,625	15,485,937
Sempra Energy	154,601	19,697,713
WEC Energy Group, Inc.	168,906	15,544,419

		143,357,463

Oil, Gas & Consumable Fuels — 1.9%
Antero Midstream Corp.(b)	151,287	1,166,423
Apache Corp.	203,701	2,890,517
Cabot Oil & Gas Corp.(b)	210,251	3,422,886
Cheniere Energy, Inc.(a)(b)	122,188	7,334,946
Chevron Corp.	1,031,468	87,107,473
Cimarex Energy Co.	50,084	1,878,651
Concho Resources, Inc.	101,868	5,943,998
ConocoPhillips(b)	579,205	23,162,408
Continental Resources, Inc.(a)(b)	30,469	496,645
Devon Energy Corp.	200,958	3,177,146
Diamondback Energy, Inc.	88,021	4,260,216
EOG Resources, Inc.	318,053	15,861,303
EQT Corp.(a)(b)	155,007	1,970,139
Equitrans Midstream Corp.	205,931	1,655,685
Exxon Mobil Corp.	2,266,523	93,426,078
Hess Corp.(b)	143,371	7,568,555

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
HollyFrontier Corp.	74,279	$1,920,112
Kinder Morgan, Inc.	1,044,338	14,276,101
Marathon Oil Corp.	467,296	3,116,864
Marathon Petroleum Corp.	354,864	14,677,175
Murphy Oil Corp.(b)	79,843	966,100
NOV, Inc.	199,476	2,738,806
Occidental Petroleum Corp.	445,207	7,706,533
ONEOK, Inc.(b)	240,219	9,219,605
Parsley Energy, Inc., Class A(b)	150,376	2,135,339
Phillips 66(b)	237,494	16,610,330
Pioneer Natural Resources Co.(b)	89,718	10,217,983
Targa Resources Corp.	118,788	3,133,628
Valero Energy Corp.	222,762	12,601,646
Williams Cos., Inc.	659,517	13,223,316
WPX Energy, Inc.(a)	212,659	1,733,171

		375,599,778

Personal Products — 0.2%
Coty, Inc., Class A(a)(b)	162,161	1,138,370
Estee Lauder Cos., Inc., Class A	119,625	31,842,979
Herbalife Nutrition Ltd.(a)	46,190	2,219,429
Nu Skin Enterprises, Inc., Class A(b)	28,665	1,565,969

		36,766,747

Pharmaceuticals — 3.6%
Bristol-Myers Squibb Co.	1,219,230	75,628,837
Catalent, Inc.(a)	90,429	9,410,946
Elanco Animal Health, Inc.(a)	246,539	7,561,351
Eli Lilly & Co.	453,331	76,540,406
Horizon Therapeutics PLC(a)	101,545	7,428,017
Jazz Pharmaceuticals PLC(a)	28,672	4,732,314
Johnson & Johnson	1,415,102	222,708,753
Merck & Co., Inc.	1,358,922	111,159,819
Nektar Therapeutics(a)(b)	90,298	1,535,066
Perrigo Co. PLC(b)	71,340	3,190,325
Pfizer, Inc.(b)	2,988,736	110,015,372
Reata Pharmaceuticals, Inc., Class A(a)(b)	12,135	1,500,129
Royalty Pharma PLC, Class A	60,784	3,042,239
Viatris, Inc.(a)(b)	640,678	12,006,306
Zoetis, Inc.	255,327	42,256,618

		688,716,498

Professional Services — 0.5%
CoreLogic, Inc.	42,891	3,316,332
CoStar Group, Inc.(a)	21,009	19,418,199
Dun & Bradstreet Holdings, Inc.(a)(b)	44,375	1,104,937
Equifax, Inc.(b)	65,199	12,572,975
FTI Consulting, Inc.(a)	23,169	2,588,441
IHS Markit Ltd.	213,716	19,198,108
ManpowerGroup, Inc.	29,201	2,633,346
Nielsen Holdings PLC	190,661	3,979,095
Robert Half International, Inc.	58,497	3,654,893
TransUnion	105,339	10,451,736
Verisk Analytics, Inc.	85,509	17,750,813

		96,668,875

Real Estate Management & Development(a) — 0.1%
CBRE Group, Inc., Class A	179,872	11,281,572
Howard Hughes Corp.	21,016	1,658,793
Jones Lang LaSalle, Inc.	27,606	4,095,902

		17,036,267

Road & Rail — 1.2%
AMERCO	4,279	1,942,495
CSX Corp.	409,601	37,171,291

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) December 31, 2020	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Road & Rail (continued)
JB Hunt Transport Services, Inc.	44,662	$6,103,062
Kansas City Southern	52,220	10,659,669
Knight-Swift Transportation Holdings, Inc.(b)	67,512	2,823,352
Landstar System, Inc.(b)	22,547	3,036,179
Lyft, Inc., Class A(a)	140,163	6,886,208
Norfolk Southern Corp.	138,609	32,934,885
Old Dominion Freight Line, Inc.	52,518	10,250,463
Ryder System, Inc.(b)	26,032	1,607,736
Schneider National, Inc., Class B	30,004	621,083
Uber Technologies, Inc.(a)	739,475	37,713,225
Union Pacific Corp.	365,878	76,183,117

		227,932,765

Semiconductors & Semiconductor Equipment — 4.9%
Advanced Micro Devices, Inc.(a)	643,994	59,060,690
Allegro MicroSystems, Inc.(a)(b)	18,980	506,007
Analog Devices, Inc.(b)	196,890	29,086,560
Applied Materials, Inc.	487,920	42,107,496
Broadcom, Inc.(b)	212,169	92,898,197
Cirrus Logic, Inc.(a)	36,414	2,993,231
Cree, Inc.(a)	58,747	6,221,307
Enphase Energy, Inc.(a)	56,950	9,993,016
Entegris, Inc.(b)	71,061	6,828,962
First Solar, Inc.(a)	49,935	4,939,570
Inphi Corp.(a)	28,936	4,643,360
Intel Corp.	2,206,063	109,906,059
KLA Corp.	82,780	21,432,570
Lam Research Corp.	77,270	36,492,303
Marvell Technology Group Ltd.(b)	352,482	16,756,994
Maxim Integrated Products, Inc.(a)	138,644	12,290,791
Microchip Technology, Inc.(b)	131,462	18,156,217
Micron Technology, Inc.(a)	597,348	44,908,623
MKS Instruments, Inc.	27,174	4,088,328
Monolithic Power Systems, Inc.	22,425	8,212,708
NVIDIA Corp.	317,481	165,788,578
ON Semiconductor Corp.(a)	205,511	6,726,375
Qorvo, Inc.(a)	62,096	10,324,702
Qualcomm, Inc.	605,238	92,201,957
Skyworks Solutions, Inc.(b)	87,751	13,415,373
SolarEdge Technologies Inc.(a)	26,396	8,423,491
Teradyne, Inc.(b)	86,350	10,352,501
Texas Instruments, Inc.	491,573	80,681,876
Universal Display Corp.	23,204	5,332,279
Xilinx, Inc.	130,616	18,517,430

		943,287,551

Software — 9.4%
2U, Inc.(a)(b)	37,205	1,488,572
Adobe, Inc.(a)	258,629	129,345,536
Alteryx, Inc., Class A(a)(b)	27,210	3,313,906
Anaplan, Inc.(a)	72,552	5,212,861
ANSYS, Inc.(a)(b)	45,694	16,623,477
Aspen Technology, Inc.(a)	38,563	5,022,831
Atlassian Corp. PLC, Class A(a)(b)	70,640	16,520,577
Autodesk, Inc.(a)	118,339	36,133,630
Avalara, Inc.(a)	42,930	7,078,728
Bill.Com Holdings, Inc.(a)	39,499	5,391,614
Cadence Design Systems, Inc.(a)	147,094	20,068,034
CDK Global, Inc.	62,125	3,219,939
Ceridian HCM Holding, Inc.(a)	63,088	6,722,657
Citrix Systems, Inc.(b)	64,347	8,371,545
Cloudflare, Inc., Class A(a)(b)	68,203	5,182,746
Coupa Software, Inc.(a)	36,484	12,364,792

Security	Shares	Value

Software (continued)
Crowdstrike Holdings, Inc., Class A(a)	81,303	$17,221,602
Datadog, Inc., Class A(a)	82,397	8,111,161
Datto Holding Corp.(a)	16,238	438,426
DocuSign, Inc.(a)(b)	95,639	21,260,550
Dropbox, Inc., Class A(a)(b)	125,521	2,785,311
Duck Creek Technologies, Inc.(a)	7,853	340,035
Dynatrace, Inc.(a)	95,235	4,120,818
Elastic NV(a)(b)	33,957	4,962,136
Everbridge, Inc.(a)(b)	17,647	2,630,638
Fair Isaac Corp.(a)	14,730	7,527,619
FireEye, Inc.(a)	103,414	2,384,727
Five9, Inc.(a)	35,590	6,206,896
Fortinet, Inc.(a)	72,273	10,734,709
Guidewire Software, Inc.(a)	42,854	5,516,595
HubSpot, Inc.(a)	22,753	9,020,199
Intuit, Inc.(b)	134,924	51,250,881
Jamf Holding Corp.(a)	10,396	311,048
JFrog Ltd.(a)	8,468	532,044
Manhattan Associates, Inc.(a)	37,335	3,926,895
McAfee Corp.(b)	24,533	409,456
Medallia, Inc.(a)	41,316	1,372,518
Microsoft Corp.	4,024,416	895,110,607
nCino Inc.(a)(b)	8,783	635,977
New Relic, Inc.(a)	25,596	1,673,978
NortonLifeLock, Inc.(b)	296,659	6,164,574
Nuance Communications, Inc.(a)(b)	156,963	6,920,499
Nutanix, Inc., Class A(a)	100,784	3,211,986
Oracle Corp.	1,028,499	66,533,600
PagerDuty, Inc.(a)	33,964	1,416,299
Palo Alto Networks, Inc.(a)	50,642	17,997,660
Paycom Software, Inc.(a)	26,757	12,100,853
Paylocity Holding Corp.(a)	20,139	4,146,822
Pegasystems, Inc.(b)	21,225	2,828,444
Pluralsight, Inc., Class A(a)(b)	66,902	1,402,266
Proofpoint, Inc.(a)(b)	29,335	4,001,587
PTC, Inc.(a)(b)	55,233	6,606,419
RealPage, Inc.(a)(b)	45,498	3,969,246
RingCentral, Inc., Class A(a)	41,729	15,814,039
salesforce.com, Inc.(a)(b)	471,780	104,985,203
ServiceNow, Inc.(a)	104,773	57,670,202
Slack Technologies, Inc., Class A(a)	214,161	9,046,161
Smartsheet, Inc., Class A(a)	56,994	3,949,114
SolarWinds Corp.(a)(b)	28,404	424,640
Splunk, Inc.(a)(b)	85,011	14,442,519
SS&C Technologies Holdings, Inc.	117,297	8,533,357
Synopsys, Inc.(a)	80,515	20,872,709
Teradata Corp.(a)(b)	57,517	1,292,407
Trade Desk, Inc., Class A(a)	21,885	17,529,885
Tyler Technologies, Inc.(a)(b)	21,887	9,554,113
Unity Software, Inc.(a)(b)	15,231	2,337,502
VMware, Inc., Class A(a)(b)	42,713	5,990,925
Workday, Inc., Class A(a)	95,121	22,791,943
Zendesk, Inc.(a)	62,759	8,982,068
Zoom Video Communications, Inc., Class A(a)	89,506	30,192,164
Zscaler, Inc.(a)(b)	39,418	7,872,169

		1,820,127,646

Specialty Retail — 2.1%
Advance Auto Parts, Inc.	34,412	5,420,234
AutoNation, Inc.(a)(b)	36,647	2,557,594
AutoZone, Inc.(a)	12,621	14,961,438
Best Buy Co., Inc.	122,162	12,190,546
Burlington Stores, Inc.(a)(b)	33,923	8,872,561

28	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
CarMax, Inc.(a)	85,846	$8,109,013
Carvana Co.(a)(b)	30,021	7,191,230
Dick’s Sporting Goods, Inc.	32,815	1,844,531
Five Below, Inc.(a)	30,030	5,254,649
Floor & Decor Holdings, Inc., Class A(a)	48,850	4,535,723
Foot Locker, Inc.(b)	55,973	2,263,548
Gap, Inc.(a)(b)	90,147	1,820,068
Home Depot, Inc.	578,344	153,619,733
L Brands, Inc.(a)	128,251	4,769,655
Leslie’s Inc.(a)(b)	30,753	853,396
Lowe’s Cos., Inc.	404,750	64,966,423
O’Reilly Automotive, Inc.(a)	39,175	17,729,430
Penske Automotive Group, Inc.(b)	15,197	902,550
Ross Stores, Inc.(a)	187,935	23,080,297
Tiffany & Co.	63,482	8,344,709
TJX Cos., Inc.	645,492	44,080,649
Tractor Supply Co.	60,340	8,482,597
Ulta Beauty, Inc.(a)	28,553	8,199,279
Vroom Inc.(a)(b)	12,767	523,064
Williams-Sonoma, Inc.(b)	40,386	4,112,910

		414,685,827

Technology Hardware, Storage & Peripherals — 6.3%
Apple, Inc.	8,675,987	1,151,216,715
Dell Technologies, Inc., Class C(a)	135,946	9,963,482
Hewlett Packard Enterprise Co.(b)	686,468	8,134,646
HP, Inc.	773,738	19,026,217
NCR Corp.(a)	63,769	2,395,801
NetApp, Inc.(b)	124,654	8,257,081
Pure Storage, Inc., Class A(a)	137,255	3,103,336
Western Digital Corp.(a)	164,826	9,129,712
Xerox Holdings Corp.	96,198	2,230,832

		1,213,457,822

Textiles, Apparel & Luxury Goods — 0.8%
Capri Holdings Ltd.(a)(b)	76,736	3,222,912
Carter’s, Inc.(a)(b)	22,980	2,161,728
Columbia Sportswear Co.(a)(b)	15,339	1,340,322
Hanesbrands, Inc.(b)	186,783	2,723,296
Lululemon Athletica, Inc.(a)	60,554	21,074,609
NIKE, Inc., Class B	659,246	93,263,531
PVH Corp.(a)(b)	37,356	3,507,355
Ralph Lauren Corp.(a)	29,378	3,047,674
Skechers USA, Inc., Class A(a)	65,605	2,357,844
Tapestry, Inc.(a)	143,613	4,463,492
Under Armour, Inc., Class A(a)	103,529	1,777,593
Under Armour, Inc., Class C(a)(b)	98,963	1,472,569
VF Corp.(b)	173,258	14,797,966

		155,210,891

Thrifts & Mortgage Finance — 0.0%
MGIC Investment Corp.	181,135	2,273,244
New York Community Bancorp, Inc.	247,647	2,612,676
Rocket Cos., Inc., Class A(a)(b)	49,631	1,003,539
TFS Financial Corp.(b)	20,191	355,967

		6,245,426

Tobacco — 0.6%
Altria Group, Inc.	997,994	40,917,754
Philip Morris International, Inc.	837,742	69,356,660

		110,274,414

Security	Shares	Value

Trading Companies & Distributors — 0.2%
Air Lease Corp.(b)	53,522	$2,377,447
Fastenal Co.(b)	309,958	15,135,249
MSC Industrial Direct Co., Inc., Class A	22,353	1,886,370
United Rentals, Inc.(a)	39,901	9,253,441
Univar Solutions, Inc.(a)	83,298	1,583,495
W.W. Grainger, Inc.	23,909	9,763,001
Watsco, Inc.(b)	17,346	3,929,736

		43,928,739

Transportation Infrastructure — 0.0%
Macquarie Infrastructure Corp.(b)	40,453	1,519,010

Water Utilities — 0.1%
American Water Works Co., Inc.	96,895	14,870,476
Essential Utilities, Inc.(b)	116,746	5,520,918

		20,391,394

Wireless Telecommunication Services — 0.2%
Telephone & Data Systems, Inc.	52,824	980,942
T-Mobile US, Inc.(a)(b)	295,529	39,852,085
United States Cellular Corp.(a)	6,801	208,723

		41,041,750

Total Common Stocks — 98.8% (Cost: $12,050,513,983)		19,107,767,723

Investment Companies

Equity Funds — 0.7%
iShares Russell 1000 ETF(b)(c)	627,488	132,927,058

Total Investment Companies — 0.7% (Cost: $114,518,270)		132,927,058

Total Long-Term Investments — 99.5% (Cost: $12,165,032,253)		19,240,694,781

Short-Term Securities

Money Market Funds — 6.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.21%(c)(d)(e)	1,047,901,890	1,048,530,631
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.05%(c)(d)	201,900,891	201,900,891

Total Short-Term Securities — 6.5% (Cost: $1,249,862,509)		1,250,431,522

Total Investments — 106.0% (Cost: $13,414,894,762)		20,491,126,303

Liabilities in Excess of Other Assets — (6.0)%		(1,158,540,586)

Net Assets — 100.0%		$19,332,585,717

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Master Portfolio.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) December 31, 2020	Large Cap Index Master Portfolio

Affiliates

Investments in issuers considered to be affiliate(s) of the Master Portfolio during the year ended December 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/20	Shares Held at 12/31/20	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$1,419,715,226	$—	$(369,579,370	)(b)	$(1,894,089)	$288,864	$1,048,530,631	1,047,901,890	$5,833,876	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	216,786,742	—	(14,885,851	)(b)	—	—	201,900,891	201,900,891	748,711	—
BlackRock, Inc.	29,572,836	13,255,582	(2,933,901)		78,227	17,052,005	57,024,749	79,032	1,068,985	—
iShares Russell 1000 ETF	45,820,575	681,331,727	(610,201,682)		7,261,381	8,715,057	132,927,058	627,488	1,840,581	—

					$5,445,519	$26,055,926	$1,440,383,329		$9,492,153	$—

(a)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(b)	Represents net amount purchased (sold).

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	638	03/19/21	$119,587	$1,586,409
S&P MidCap 400 E-Mini	38	03/19/21	8,753	98,051

				$1,684,460

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,684,460	$—	$—	$—	$1,684,460

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Master Portfolio Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

30	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	Large Cap Index Master Portfolio

For the year ended December 31, 2020, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$24,305,615	$—	$—	$—	$24,305,615

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$1,342,494	$—	$—	$—	$1,342,494

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$120,864,011

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Master Portfolio’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$19,107,767,723	$—	$—	$19,107,767,723
Investment Companies	132,927,058	—	—	132,927,058
Short-Term Securities
Money Market Funds	1,250,431,522	—	—	1,250,431,522

	$20,491,126,303	$—	$—	$20,491,126,303

Derivative Financial Instruments(a)
Assets
Equity Contracts	$1,684,460	$—	$—	$1,684,460

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	31

Statement of Assets and Liabilities

December 31, 2020

Large Cap Index Master Portfolio

ASSETS
Investments at value — unaffiliated(a)(b)	$19,050,742,974
Investments at value — affiliated(c)	1,440,383,329
Cash	42,130
Cash pledged for futures contracts	12,414,100
Receivables:
Investments sold	57,258,830
Securities lending income — affiliated	286,264
Dividends — unaffiliated	14,038,972
Dividends — affiliated	6,587
Variation margin on futures contracts	1,426,860
Prepaid expenses	95,256

Total assets	20,576,695,302

LIABILITIES
Collateral on securities loaned at value	1,049,921,878
Payables:
Withdrawals to investors	193,463,063
Investment advisory fees	470,218
Trustees’ and Officer’s fees	72,142
Other accrued expenses	182,284

Total liabilities	1,244,109,585

NET ASSETS	$19,332,585,717

NET ASSETS CONSIST OF
Investors’ capital	$12,254,669,716
Net unrealized appreciation (depreciation)	7,077,916,001

NET ASSETS	$19,332,585,717

(a) Investments at cost — unaffiliated	$12,017,345,490
(b) Securities loaned at value	$1,030,107,395
(c) Investments at cost — affiliated	$1,397,549,272

See notes to financial statements.

32	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Year Ended December 31, 2020

Large Cap Index Master Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$278,090,456
Dividends — affiliated	3,658,277
Securities lending income — affiliated — net	5,833,876
Foreign taxes withheld	(8,771)

Total investment income	287,573,838

EXPENSES
Investment advisory	4,806,436
Custodian	440,018
Trustees and Officer	273,710
Professional	59,395
Printing and postage	11,124
Miscellaneous	111,828

Total expenses	5,702,511
Less:
Fees waived and/or reimbursed by the Manager	(147,972)

Total expenses after fees waived and/or reimbursed	5,554,539

Net investment income	282,019,299

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(208,527,127)
Investments — affiliated	5,445,519
Futures contracts	24,305,615

(178,775,993)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	3,294,909,924
Investments — affiliated	26,055,926
Futures contracts	1,342,494

3,322,308,344

Net realized and unrealized gain	3,143,532,351

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,425,551,650

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	33

Statements of Changes in Net Assets

	Large Cap Index Master Portfolio

	Year Ended December 31,

	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$282,019,299	$242,440,074
Net realized gain (loss)	(178,775,993)	26,435,456
Net change in unrealized appreciation	3,322,308,344	3,132,114,072

Net increase in net assets resulting from operations	3,425,551,650	3,400,989,602

CAPITAL TRANSACTIONS
Proceeds from contributions	3,317,046,361	2,809,050,262
Value of withdrawals	(2,551,746,165)	(1,348,261,152)

Net increase in net assets derived from capital transactions	765,300,196	1,460,789,110

NET ASSETS
Total increase in net assets	4,190,851,846	4,861,778,712
Beginning of year	15,141,733,871	10,279,955,159

End of year	$19,332,585,717	$15,141,733,871

See notes to financial statements.

34	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

	Large Cap Index Master Portfolio

	Year Ended December 31,

	2020	2019	2018	2017	2016

Total Return
Total return	20.89%	31.33%	(4.81)%	21.65%	11.97%

Ratios to Average Net Assets
Total expenses	0.04%	0.03%	0.04%	0.04%	0.04%

Total expenses after fees waived and/or reimbursed	0.03%	0.03%	0.03%	0.04%	0.04%

Net investment income	1.76%	1.92%	1.97%	1.92%	2.11%

Supplemental Data
Net assets, end of year (000)	$19,332,586	$15,141,734	$10,279,955	$6,697,020	$3,967,557

Portfolio turnover rate	14%	10%	12%	12%	13%

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L H I G H L I G H T S	35

Notes to Financial Statements

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. Large Cap Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Taxes: The Master Portfolio may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Master Portfolio invests. These foreign taxes, if any, are paid by the Master Portfolio and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2020, if any, are disclosed in the Statement of Assets and Liabilities.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the MIP (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

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Notes to Financial Statements  (continued)

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value - unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount

Barclays Bank PLC	$57,834,796	$(57,834,796)	$ —
Barclays Capital, Inc.	15,267,455	(15,267,455)	—
BMO Capital Markets	7,662	(7,662)	—
BNP Paribas Prime Brokerage International Ltd.	449,279,783	(449,279,783)	—

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements  (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount

BNP Paribas Securities Corp.	$15,335,355	$(15,335,355)	$—
BofA Securities, Inc.	64,577,924	(64,577,924)	—
Credit Suisse Securities (USA) LLC	20,476,174	(20,476,174)	—
Deutsche Bank Securities, Inc.	54,928	(54,928)	—
Goldman Sachs & Co.	129,196,639	(129,196,639)	—
HSBC Bank PLC	9,044,061	(9,044,061)	—
J.P. Morgan Securities LLC	65,326,322	(65,326,322)	—
Jefferies LLC	5,773,476	(5,773,476)	—
Morgan Stanley & Co. LLC	26,535,622	(26,535,622)	—
Natixis Securities Americas LLC	21,835	(21,835)	—
Nomura Securities International, Inc.	2,703,652	(2,703,652)	—
RBC Capital Markets LLC	1,760,043	(1,760,043)	—
Scotia Capital (USA), Inc.	16,043,463	(16,043,463)	—
SG Americas Securities LLC	69,191,965	(69,191,965)	—
State Street Bank & Trust Company	2,379,095	(2,379,095)	—
TD Prime Services LLC	12,336,594	(12,336,594)	—
UBS AG	11,518,440	(11,518,440)	—
UBS Securities LLC	45,387,564	(45,387,564)	—
Virtu Americas LLC	3,389,293	(3,389,293)	—
Wells Fargo Bank, National Association	283,215	(283,215)	—
Wells Fargo Securities LLC	6,382,039	(6,382,039)	—

	$1,030,107,395	$(1,030,107,395)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.03% of the average daily value of the Master Portfolio’s net assets.

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Notes to Financial Statements  (continued)

BlackRock Advisors, LLC (“BAL”) is not entitled to compensation for providing administrative services to the Master Portfolio, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Master Portfolio. Prior to April 29, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2020, the amount waived was $115,448.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2020, the Manager waived $32,524 in investment advisory fees pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 75% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated – net in the Statement of Operations. For the year ended December 31, 2020, the Master Portfolio paid BTC $2,221,667 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2020, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Master Portfolio are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2020, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Master Portfolio Name	Purchases	Sales	Net Realized Gain (Loss)

Large Cap Index Master Portfolio	$397,869,500	$497,929,123	$(93,395,246)

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements  (continued)

7.	PURCHASES AND SALES

For the year ended December 31, 2020, purchases and sales of investments, excluding short-term investments, were $3,483,946,881 and $2,207,720,479, respectively.

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of December 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Large Cap Index Master Portfolio
Tax cost	$13,778,537,667

Gross unrealized appreciation	$7,604,734,028
Gross unrealized depreciation	(892,145,392)

Net unrealized appreciation (depreciation)	$6,712,588,636

9.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2020, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master

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Notes to Financial Statements  (continued)

Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Master Portfolio’s portfolio are disclosed in its Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Master Portfolio may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Master Portfolio is uncertain.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

Master Investment Portfolio and Investors of Large Cap Index Master Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Large Cap Index Master Portfolio (one of the series constituting Master Investment Portfolio, referred to hereafter as the “Master Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 26, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Funds III and Master Investment Portfolio (the “Trusts”) have adopted and implemented a liquidity risk management program (the “Program”) for iShares Russell 1000 Large-Cap Index Fund and Large Cap Index Master Portfolio (the “Funds”), each a series of the respective Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trusts, on behalf of the respective Funds, met on November 10-11, 2020 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2019 through September 30, 2020 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus outbreak on the Funds and the overall market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a)	The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)	Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c)	Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	43

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	33 RICs consisting of 159 Portfolios	None

Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	33 RICs consisting of 159 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019.	33 RICs consisting of 159 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	33 RICs consisting of 159 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	33 RICs consisting of 159 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	33 RICs consisting of 159 Portfolios	None

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Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	33 RICs consisting of 159 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; WABCO (commercial vehicle safety systems); Sealed Air Corp. (packaging)

Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989.	33 RICs consisting of 159 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	33 RICs consisting of 159 Portfolios	None

Joseph P. Platt 1947	Trustee (Since 2009)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	33 RICs consisting of 159 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter- Tel from 2006 to 2007.	33 RICs consisting of 159 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	45

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	33 RICs consisting of 159 Portfolios	None

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	117 RICs consisting of 267 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	118 RICs consisting of 268 Portfolios	None
(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

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Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Neal J. Andrews 1966	Chief Financial Officer (Since 2009)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.

Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Officers of the Trust/MIP serve at the pleasure of the Board.

Further information about the Trust’s/MIP’s Trustees and Officers is available in the Trust’s/MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Neal J. Andrews retired as the Chief Financial Officer effective December 31, 2020, and Trent Walker was elected as the Chief Financial Officer effective January 1, 2021.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	47

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund/Master Portfolio will be required to implement and comply with Rule 18f-4 by the third quarter of 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund/Master Portfolio may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund/Master Portfolio and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Fund’s/Master Portfolio’s Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund/Master Portfolio makes their portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762; and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

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Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and/or MIP Service Providers

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust/MIP

400 Howard Street

San Francisco, CA 94105

A D D I T I O N A L I N F O R M A T I O N	49

Glossary of Terms Used in this Report

Portfolio Abbreviation

ETF	Exchange-Traded Fund

MSCI	Morgan Stanley Capital International

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

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Want to know more?

blackrock.com  |   800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

LCI-12/20-AR

DECEMBER 31, 2020

2020 Annual Report

BlackRock Funds III

•	iShares S&P 500 Index Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of December 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus (or “COVID-19”) led to a vast disruption in the global economy and financial markets. The threat from the coronavirus became increasingly apparent throughout February and March 2020, and countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point of the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs late in the reporting period following a series of successful vaccine trials and passage of additional stimulus. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities from developed economies grew at a more modest pace, lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

Following the coronavirus outbreak, the Fed instituted two emergency interest rate cuts, pushing short-term interest rates, already low as the year began, close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to accelerate as vaccination efforts get under way. The results of the U.S. elections also cleared the way for additional stimulus spending in 2021, which is likely to be a solid tailwind for economic growth. Inflation should increase as the expansion continues, but a shift in central bank policy means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the equity expansion.

Overall, we favor a positive stance toward risk, with an overweight in both equities and credit. We see U.S. and Asian equities benefiting from structural growth trends in tech, while emerging markets should be particularly helped by a vaccine-led economic expansion. In credit, rising inflation should provide tailwinds for inflation-protected bonds, and Euro area peripherals and Asian bonds also provide attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2020

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	22.16%	18.40%

U.S. small cap equities (Russell 2000® Index)	37.85	19.96

International equities (MSCI Europe, Australasia, Far East Index)	21.61	7.82

Emerging market equities (MSCI Emerging Markets Index)	31.14	18.31

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.07	0.67

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(1.87)	10.58

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.29	7.51

Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.92	4.95

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	11.32	7.05

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

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3

Fund Summary as of December 31, 2020	iShares S&P 500 Index Fund

Investment Objective

iShares S&P500 Index Fund’s (the “Fund”) investment objective is to seek to provide investment results that correspond to the total return performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor’s 500® Index (“S&P 500® Index”).

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2020, the Fund’s Institutional Shares returned 18.34%, Service Shares returned 18.21%, Investor A Shares returned 18.04%, Class G Shares returned 18.45%, Class K Shares returned 18.42%, and Investor P Shares returned 18.05%. The benchmark S&P 500® Index returned 18.40% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses. The Fund invests all of its assets in S&P 500® Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

Fears of the coronavirus (or “COVID-19”) outbreak in the first quarter of 2020 and its economic toll drove unprecedented levels of financial market volatility. The Chicago Board Options Exchange Volatility Index, which measures near-term stock market volatility, surged to its highest level since the financial crisis, and the S&P 500® experienced its quickest bear market contraction on record. Economic activity fell to a standstill with the Purchasing Managers Index (an index of the prevailing direction of economic trends in the manufacturing and service sectors) across the globe registering its lowest levels on record and jobless claims surged. In late March, the United States saw a record number of initial unemployment claims as 3.3 million people filed for unemployment benefits while the consensus estimate was 1.4 million.

On the policy front, global governments in the second quarter of 2020 unleashed large stimulus packages to combat the shock on the economy. The United States passed several fiscal stimulus measures, including a $2 trillion relief bill to send money directly to Americans. Separately, monetary policy moved toward accommodation as the Federal Reserve (the “Fed”) cut the policy rate to 0% and pledged to buy as much government-backed debt as needed to bolster the markets for housing and Treasury bonds. Furthermore, the Fed announced it would buy corporate bonds, including the riskiest investment-grade debt, for the first time in its history. U.S. stocks outperformed other regions in the second quarter, with a sharper recovery from the troughs of late March. This was largely supported by the historic policy response. The United States was able to deliver coordinated fiscal and monetary support sufficient to offset the estimated initial shock from the coronavirus pandemic and spillovers to the full economy. Toward the end of the second quarter, U.S. government measures to contain the coronavirus were gradually lifted in many states, boosting activity and employment.

In the third quarter of 2020, U.S. stocks continued their recovery over July and August and maintained recording all-time highs until early September when valuation concerns created market volatility and led to a market sell off. COVID-19 continued to be center stage over the third quarter but the ease of some restrictions, coupled with a drop in the number of new cases in the United States and the Fed’s accommodative policies, supported the U.S. market recovery over the third quarter despite the spikes in volatility and the market sell off that dampened the recovery momentum.

U.S. markets reacted positively to the U.S. presidential election results following a poor start to the fourth quarter of 2020. The victory of Joe Biden came as an indicator of more stable internal and external policies. The fear of rising COVID-19 cases in the United States was offset by positive vaccine news and an announcement of a $900 billion stimulus in late December, which supported the market’s positive performance. Sectors that were severely impacted by the coronavirus pandemic, such as energy and financials, recovered following the positive vaccine news in November, prompting these two sectors to recoup some of the losses incurred earlier in 2020.

Most Global Industry Classification Standard sectors within the S&P 500® Index posted positive returns over the year. Information technology (+43.88%), consumer discretionary (+33.30%) and communication services (+23.61%) were the best performers, while energy (-33.67%), real estate (-2.27%) and financials (-1.70%) were among the lowest performers.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the S&P 500® Index, the Master Portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Master Portfolio remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2020 (continued)	iShares S&P 500 Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including investment advisory fees.
(b)

The Fund invests all of its assets in the Master Portfolio. Under normal circumstances, the Master Portfolio invests at least 90% of the value of the Fund’s assets, plus the amount of any borrowing for investment purposes, in securities comprising the S&P 500® Index.

(c)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended December 31, 2020

		Average Annual Total Returns(a)
		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	22.08%	18.34%	N/A	15.11%	N/A	13.74%	N/A
Service	22.02	18.21	N/A	14.98	N/A	13.60	N/A
Investor A	21.93	18.04	N/A	14.83	N/A	13.45	N/A
Investor P	21.93	18.05	11.85%	14.83	13.60%	13.46	12.85%
Class G	22.14	18.45	N/A	15.20	N/A	13.82	N/A
Class K	22.13	18.42	N/A	15.20	N/A	13.82	N/A
S&P 500® Index	22.16	18.40	N/A	15.22	N/A	13.88	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During the Period	(b)	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,220.80	$0.56		$1,000.00	$1,024.63	$0.51		0.10%
Service	1,000.00	1,220.20	1.23		1,000.00	1,024.03	1.12		0.22
Investor A	1,000.00	1,219.30	1.95		1,000.00	1,023.38	1.78		0.35
Investor P	1,000.00	1,219.30	1.95		1,000.00	1,023.38	1.78		0.35
Class G	1,000.00	1,221.40	0.06		1,000.00	1,025.09	0.05		0.01
Class K	1,000.00	1,221.30	0.17		1,000.00	1,024.99	0.15		0.03

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six-month period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

About Fund Performance	iShares S&P 500 Index Fund

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to April 11, 2013, Class K Shares were an undesignated share class of the Fund. Institutional Shares performance shown prior to the Institutional Shares inception date of April 10, 2013 is that of Class K Shares (which have no distribution or service fees) and was restated to reflect Institutional Shares fees.

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.15% per year (but no distribution fee) and are only available to certain eligible investors. Service Shares performance shown prior to the Service Shares inception date of April 19, 2013 is that of Class K Shares (which have no distribution or service fees) and was restated to reflect Service Shares fees.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries. Investor A Shares performance shown prior to the Investor A Shares inception date of April 10, 2013 is that of Class K Shares (which have no distribution or service fees) and was restated to reflect Investor A Shares fees.

Investor P Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemption of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase. These shares are only available to investors purchasing shares through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Investor P Shares performance shown prior to the Investor P Shares inception date of August 6, 2018 is that of Class K Shares (which have no distribution or service fees) and was restated to reflect Investor P Shares fees.

Class G Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to investors on eligible platforms. Class G Shares performance shown prior to the Class G Shares inception date of July 1, 2019 is that of Class K Shares (which have no distribution or service fees).

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waivers and/or reimbursements, the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Administrator is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested on July 1, 2020 and held through December 31, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Derivative Financial Instruments	iShares S&P 500 Index Fund

The iShares S&P 500 Index Fund (the “Master Portfolio”) may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Master Portfolio Notes to Financial Statements.

D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	7

Statement of Assets and Liabilities

December 31, 2020

iShares S&P 500 Index Fund

ASSETS
Investments at value — Master Portfolio	$26,435,636,563
Receivables:
Capital shares sold	52,918,413
Withdrawals from the Master Portfolio	65,874,224

Total assets	26,554,429,200

LIABILITIES
Payables:
Administration fees	1,603,522
Capital shares redeemed	118,792,637
Professional fees	13,394
Service and distribution fees	918,721

Total liabilities	121,328,274

NET ASSETS	$26,433,100,926

NET ASSETS CONSIST OF
Paid-in capital	$13,953,768,576
Accumulated earnings	12,479,332,350

NET ASSETS	$26,433,100,926

8	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities (continued)

December 31, 2020

iShares S&P 500 Index Fund

NET ASSET VALUE

Institutional
Net assets	$4,143,093,298

Shares outstanding	9,327,456

Net asset value	$444.18

Shares authorized	Unlimited

Par value	No par value

Service
Net assets	$584,227,651

Shares outstanding	1,315,437

Net asset value	$444.13

Shares authorized	Unlimited

Par value	No par value

Investor A
Net assets	$2,579,348,874

Shares outstanding	5,807,854

Net asset value	$444.11

Shares authorized	Unlimited

Par value	No par value

Investor P
Net assets	$1,387,865,175

Shares outstanding	3,127,713

Net asset value	$443.73

Shares authorized	Unlimited

Par value	No par value

Class G
Net assets	$7,378,822,533

Shares outstanding	16,609,145

Net asset value	$444.26

Shares authorized	Unlimited

Par value	No par value

Class K
Net assets	$10,359,743,395

Shares outstanding	23,318,356

Net asset value	$444.27

Shares authorized	Unlimited

Par value	No par value

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	9

Statement of Operations

Year Ended December 31, 2020

iShares S&P 500 Index Fund

INVESTMENT INCOME
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	$413,642,056
Dividends — affiliated	3,636,619
Securities lending income — affiliated — net	1,632,179
Foreign taxes withheld	(2,112,587)
Expenses	(2,681,966)
Fees waived	562,933

Total investment income	414,679,234

FUND EXPENSES
Service and distribution — class specific	9,950,618
Administration — class specific	8,847,024
Professional	15,256
Miscellaneous	3,530

Total expenses	18,816,428
Less:
Fees waived and/or reimbursed by the Administrator	(15,256)

Total expenses after fees waived and/or reimbursed	18,801,172

Net investment income	395,878,062

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER PORTFOLIO
Net realized gain (loss) from:
Investments	(41,485,897)
Futures contracts	13,523,577

(27,962,320)

Net change in unrealized appreciation (depreciation) on:
Investments	3,846,561,021
Futures contracts	(663,886)

3,845,897,135

Net realized and unrealized gain	3,817,934,815

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,213,812,877

See notes to financial statements.

10	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares S&P 500 Index Fund

	Year Ended December 31,

	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$395,878,062	$363,545,505
Net realized gain (loss)	(27,962,320)	39,713,247
Net change in unrealized appreciation	3,845,897,135	4,822,862,661

Net increase in net assets resulting from operations	4,213,812,877	5,226,121,413

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(67,939,601)	(80,052,439)
Service	(7,162,650)	(6,647,327)
Investor A	(39,328,960)	(46,633,679)
Investor C1	—	(29,188)
Investor P	(19,660,719)	(22,025,637)
Class G	(119,641,388)	(60,325,171)
Class K	(171,640,338)	(199,316,804)

Decrease in net assets resulting from distributions to shareholders	(425,373,656)	(415,030,245)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	142,708,268	1,109,955,590

NET ASSETS
Total increase in net assets	3,931,147,489	5,921,046,758
Beginning of year	22,501,953,437	16,580,906,679

End of year	$26,433,100,926	$22,501,953,437

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	11

Financial Highlights

(For a share outstanding throughout each period)

	iShares S&P 500 Index Fund

	Institutional

	Year Ended December 31,

	2020	2019	2018	2017	2016

Net asset value, beginning of year	$382.63	$297.40	$318.31	$267.04	$244.52

Net investment income(a)	6.59	6.46	6.03	5.42	5.13
Net realized and unrealized gain (loss)	62.05	86.13	(19.72)	52.02	23.55

Net increase (decrease) from investment operations	68.64	92.59	(13.69)	57.44	28.68

Distributions(b)
From net investment income	(6.60)	(7.36)	(5.82)	(5.32)	(5.08)
From net realized gain	(0.49)	—	(1.40)	(0.85)	(1.08)

Total distributions	(7.09)	(7.36)	(7.22)	(6.17)	(6.16)

Net asset value, end of year	$444.18	$382.63	$297.40	$318.31	$267.04

Total Return(c)
Based on net asset value	18.34%	31.35%	(4.45)%	21.68%	11.84%

Ratios to Average Net Assets(d)(e)
Total expenses	0.10%	0.10%	0.11%	0.11%	0.11%

Total expenses after fees waived and/or reimbursed	0.10%	0.10%	0.11%	0.11%	0.11%

Net investment income	1.73%	1.87%	1.84%	1.86%	2.04%

Supplemental Data
Net assets, end of year (000)	$4,143,093	$3,950,956	$3,660,724	$3,596,342	$4,290,475

Portfolio turnover rate of the Master Portfolio	5%	3%	12%	11%	4%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See notes to financial statements.

12	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares S&P 500 Index Fund (continued)

	Service

	Year Ended December 31,

	2020	2019	2018	2017	2016

Net asset value, beginning of year	$382.60	$297.38	$318.29	$267.02	$244.52

Net investment income(a)	6.10	6.06	5.64	5.08	4.80
Net realized and unrealized gain (loss)	62.12	86.10	(19.73)	52.00	23.56

Net increase (decrease) from investment operations	68.22	92.16	(14.09)	57.08	28.36

Distributions(b)
From net investment income	(6.20)	(6.94)	(5.42)	(4.96)	(4.78)
From net realized gain	(0.49)	—	(1.40)	(0.85)	(1.08)

Total distributions	(6.69)	(6.94)	(6.82)	(5.81)	(5.86)

Net asset value, end of year	$444.13	$382.60	$297.38	$318.29	$267.02

Total Return(c)
Based on net asset value	18.21%	31.20%	(4.57)%	21.54%	11.71%

Ratios to Average Net Assets(d)(e)
Total expenses	0.22%	0.22%	0.23%	0.23%	0.23%

Total expenses after fees waived and/or reimbursed	0.22%	0.22%	0.23%	0.23%	0.23%

Net investment income	1.58%	1.75%	1.72%	1.74%	1.91%

Supplemental Data
Net assets, end of year (000)	$584,228	$334,402	$318,651	$319,504	$332,292

Portfolio turnover rate of the Master Portfolio	5%	3%	12%	11%	4%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	13

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares S&P 500 Index Fund (continued)

	Investor A

	Year Ended December 31,

	2020	2019	2018	2017	2016

Net asset value, beginning of year	$382.52	$297.33	$318.23	$266.99	$244.52

Net investment income(a)	5.66	5.61	5.22	4.71	4.49
Net realized and unrealized gain (loss)	62.03	86.07	(19.72)	51.97	23.53

Net increase (decrease) from investment operations	67.69	91.68	(14.50)	56.68	28.02

Distributions(b)
From net investment income	(5.61)	(6.49)	(5.00)	(4.59)	(4.47)
From net realized gain	(0.49)	—	(1.40)	(0.85)	(1.08)

Total distributions	(6.10)	(6.49)	(6.40)	(5.44)	(5.55)

Net asset value, end of year	$444.11	$382.52	$297.33	$318.23	$266.99

Total Return(c)
Based on net asset value	18.04%	31.02%	(4.68)%	21.38%	11.56%

Ratios to Average Net Assets(d)(e)
Total expenses	0.35%	0.35%	0.36%	0.36%	0.36%

Total expenses after fees waived and/or reimbursed	0.35%	0.35%	0.36%	0.36%	0.36%

Net investment income	1.49%	1.62%	1.60%	1.61%	1.79%

Supplemental Data
Net assets, end of year (000)	$2,579,349	$2,667,724	$2,160,098	$2,271,969	$1,774,331

Portfolio turnover rate of the Master Portfolio	5%	3%	12%	11%	4%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See notes to financial statements.

14	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares S&P 500 Index Fund (continued)

	Investor P

			Period from
	Year Ended December 31,		08/06/18	(a)

	2020	2019	to 12/31/18

Net asset value, beginning of period	$382.22	$297.10	$339.48

Net investment income(b)	5.64	5.61	2.20
Net realized and unrealized gain (loss)	62.00	86.00	(40.58)

Net increase (decrease) from investment operations	67.64	91.61	(38.38)

Distributions(c)
From net investment income	(5.64)	(6.49)	(2.89)
From net realized gain	(0.49)	—	(1.11)

Total distributions	(6.13)	(6.49)	(4.00)

Net asset value, end of period	$443.73	$382.22	$297.10

Total Return(d)
Based on net asset value	18.05%	31.02%	(11.38	)%(e)

Ratios to Average Net Assets(f)(g)
Total expenses	0.35%	0.35%	0.35	%(h)

Total expenses after fees waived and/or reimbursed	0.35%	0.35%	0.35	%(h)

Net investment income	1.48%	1.62%	1.68	%(h)

Supplemental Data
Net assets, end of period (000)	$1,387,865	$1,278,339	$1,064,145

Portfolio turnover rate of the Master Portfolio	5%	3%	12%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(h)	Annualized.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	15

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares S&P 500 Index Fund (continued)

	Class G

		Period from
	Year Ended	07/01/19	(a)
	12/31/20	to 12/31/19

Net asset value, beginning of period	$382.71	$351.81

Net investment income(b)	6.93	3.41
Net realized and unrealized gain	62.05	31.80

Net increase from investment operations	68.98	35.21

Distributions(c)
From net investment income	(6.94)	(4.31)
From net realized gain	(0.49)	—

Total distributions	(7.43)	(4.31)

Net asset value, end of period	$444.26	$382.71

Total Return(d)
Based on net asset value	18.45%	10.07	%(e)

Ratios to Average Net Assets(f)(g)
Total expenses	0.01%	0.01	%(h)

Total expenses after fees waived and/or reimbursed	0.01%	0.01	%(h)

Net investment income	1.82%	1.89	%(h)

Supplemental Data
Net assets, end of period (000)	$7,378,823	$5,796,331

Portfolio turnover rate of the Master Portfolio	5%	3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(h)	Annualized.

See notes to financial statements.

16	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares S&P 500 Index Fund (continued)

	Class K

	Year Ended December 31,

	2020	2019	2018	2017	2016

Net asset value, beginning of year	$382.72	$297.46	$318.37	$267.08	$244.56

Net investment income(a)	6.86	6.74	6.29	5.69	5.32
Net realized and unrealized gain (loss)	62.05	86.12	(19.76)	51.97	23.53

Net increase (decrease) from investment operations	68.91	92.86	(13.47)	57.66	28.85

Distributions(b)
From net investment income	(6.87)	(7.60)	(6.04)	(5.52)	(5.25)
From net realized gain	(0.49)	—	(1.40)	(0.85)	(1.08)

Total distributions	(7.36)	(7.60)	(7.44)	(6.37)	(6.33)

Net asset value, end of year	$444.27	$382.72	$297.46	$318.37	$267.08

Total Return(c)
Based on net asset value	18.42%	31.44%	(4.38)%	21.77%	11.92%

Ratios to Average Net Assets(d)(e)
Total expenses	0.03%	0.03%	0.04%	0.04%	0.04%

Total expenses after fees waived and/or reimbursed	0.03%	0.03%	0.04%	0.04%	0.04%

Net investment income	1.80%	1.96%	1.92%	1.93%	2.11%

Supplemental Data
Net assets, end of year (000)	$10,359,743	$8,471,585	$9,375,051	$6,618,222	$2,347,455

Portfolio turnover rate of the Master Portfolio	5%	3%	12%	11%	4%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	17

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. iShares S&P 500 Index Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund seeks to achieve its investment objective by investing all of its assets in S&P 500 Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”) and an affiliate of the Trust, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At December 31, 2020, the percentage of the Master Portfolio owned by the Fund was 97.9%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Service, Investor A, and Investor P Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Investor P Shares are only available through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Class G Shares are available only to investors on eligible platforms. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Service, Investor A, Class K and Class G Shares	No	No		None
Investor P Shares	Yes	No	(a)	None

(a)	Investor P Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

On February 24, 2020, the Fund’s issued and outstanding Investor C1 Shares converted into Investor A Shares.

The Board of Trustees of the Trust and Board of Trustees of MIP are referred to throughout this report as the “Board” and the members are referred to as “Trustees.”

The Fund, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by BlackRock Advisors, LLC (“BAL” or the “Administrator”), are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

18	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with BAL, an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Fund’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Fund. BAL is entitled to receive for these administrative services an annual fee based on the average daily net assets of the Fund as follows:

	Institutional	Service	Investor A	Investor C1	Investor P	Class G	Class K

Administration fees - class specific	0.09%	0.06%	0.09%	0.09%	0.09%	0.0025%	0.02%

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

For the year ended December 31, 2020, the following table shows the class specific administration fees borne directly by each share class of the Fund:

	Institutional	Service	Investor A	Investor C1	Investor P	Class G	Class K	Total

Administration fees	$3,319,605	$235,259	$2,260,903	$358	$1,108,296	$152,356	$1,770,247	$8,847,024

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees

Service	0.15%	N/A
Investor A	0.25	N/A
Investor C1	0.15	0.75%
Investor P	0.25	N/A

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Service	Investor A	Investor C1	Investor P	Total

Service and distribution fees — class specific	$588,148	$6,280,285	$3,583	$3,078,602	$9,950,618

Other Fees: For the year ended December 31, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor P Shares, which totaled $96,561.

For the year ended December 31, 2020, affiliates received CDSCs as follows:

	Investor A	Investor P	Total

CDSC	$5,131	$2,718	$7,849

Expense Waivers and Reimbursements: The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Fund’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. BAL has contractually agreed to reimburse the Fund or provide an offsetting credit against the administration fees paid by the Fund in an amount equal to these independent expenses through April 30, 2021. For the year ended December 31, 2020, the amount waived was $15,256 which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2020, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock, Inc. (“BlackRock”) or its affiliates.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Notes to Financial Statements (continued)

5.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	12/31/20	12/31/19

Ordinary income	$400,693,756	$415,030,245
Long-term capital gains	24,679,900	—

	$425,373,656	$415,030,245

As of period end, the tax components of accumulated earnings (loss) were as follows:

Amounts

Undistributed ordinary income	$5,841,125
Non-expiring capital loss carryforwards(a)	(23,858,276)
Net unrealized gains(b)	12,497,349,501

$12,479,332,350

(a)	Amounts available to offset future realized capital gains.
(b)	The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the timing and recognition of partnership income.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/20		Year Ended 12/31/19

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

iShares S&P 500 Index Fund
Institutional
Shares sold	3,679,496	$1,374,045,597	3,223,244	$1,104,433,015
Shares issued in reinvestment of distributions	179,841	65,779,653	220,615	78,052,535
Shares redeemed	(4,857,713)	(1,808,867,351)	(5,427,226)	(1,853,297,343)

	(998,376)	$(369,042,101)	(1,983,367)	$(670,811,793)

Service
Shares sold	738,300	$300,927,299	212,558	$72,901,799
Shares issued in reinvestment of distributions	18,821	7,091,729	18,054	6,382,743
Shares redeemed	(315,706)	(122,420,332)	(428,101)	(147,524,042)

	441,415	$185,598,696	(197,489)	$(68,239,500)

Investor A
Shares sold and automatic conversion of shares	2,442,035	$916,471,286	2,971,948	$1,011,559,996
Shares issued in reinvestment of distributions	104,073	37,871,112	127,334	45,112,382
Shares redeemed	(3,712,334)	(1,436,511,775)	(3,390,182)	(1,164,300,953)

	(1,166,226)	$(482,169,377)	(290,900)	$(107,628,575)

Investor C1(a)
Shares sold	—	$—	15	$5,682
Shares issued in reinvestment of distributions	—	—	59	21,074
Shares redeemed and automatic conversion of shares	(6,810)	(2,616,935)	(761)	(268,842)

	(6,810)	$(2,616,935)	(687)	$(242,086)

20	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

	Year Ended 12/31/20		Year Ended 12/31/19

Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

iShares S&P 500 Index Fund (continued)
Investor P
Shares sold	245,118	$90,608,518	213,019	$73,377,508
Shares issued in reinvestment of distributions	53,787	19,657,110	62,206	22,021,815
Shares redeemed	(515,707)	(192,140,214)	(512,490)	(176,010,576)

	(216,802)	$(81,874,586)	(237,265)	$(80,611,253)

Class G(b)
Shares sold	4,554,687	$1,711,983,156	15,586,185	$5,355,968,816
Shares issued in reinvestment of distributions	325,731	119,640,328	164,870	60,324,797
Shares redeemed	(3,416,870)	(1,310,049,547)	(605,458)	(222,735,249)

	1,463,548	$521,573,937	15,145,597	$5,193,558,364

Class K
Shares sold	9,201,699	$3,392,445,782	10,010,359	$3,453,144,534
Shares issued in reinvestment of distributions	426,140	156,776,764	382,884	134,229,627
Shares redeemed	(8,444,927)	(3,177,983,912)	(19,774,859)	(6,743,443,728)

	1,182,912	$371,238,634	(9,381,616)	$(3,156,069,567)

	699,661	$142,708,268	3,054,273	$1,109,955,590

(a)	On February 24, 2020, the Fund’s issued and outstanding Investor C1 Shares converted into Investor A Shares.
(b)	The share class commenced operations on July 1, 2019.

As of December 31, 2020, shares owned by BlackRock Financial Management, Inc., an affiliate of the Fund, were as follows:

Fund Name	Investor P	Class G	Total

iShares S&P 500 Index Fund	589	143	732

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds III and Shareholders of iShares S&P 500 Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of iShares S&P 500 Index Fund (one of the series constituting BlackRock Funds III, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the administrator of the Master Portfolio. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 16, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

22	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended December 31, 2020 that qualified for the dividends-received deduction were as follows:

Fund Name	Dividends-Received Deduction

iShares S&P 500 Index Fund	95.40%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2020:

Fund Name	Qualified Dividend Income

iShares S&P 500 Index Fund	$397,042,482

The following distribution amounts are hereby designated for the fiscal year ended December 31, 2020:

Fund Name	Short-Term Capital Gain Dividends	20% Rate Long-Term Capital Gain Dividends

iShares S&P 500 Index Fund	$4,462,768	$24,679,900

I M P O R T A N T T A X I N F O R M A T I O N ( U N A U D I T E D )	23

Master Portfolio Information as of December 31, 2020	S&P 500 Index Master Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Apple, Inc.	7%
Microsoft Corp.	5
Amazon.com, Inc.	4
Facebook, Inc., Class A	2
Tesla, Inc.	2
Alphabet, Inc., Class A	2
Alphabet, Inc., Class C	2
Berkshire Hathaway, Inc., Class B	1
Johnson & Johnson	1
JPMorgan Chase & Co.	1

SECTOR ALLOCATION

Sector(a)	Percent of Net Assets

Information Technology	28%
Health Care	13
Consumer Discretionary	13
Communication Services	11
Financials	10
Industrials	8
Consumer Staples	7
Utilities	3
Materials	3
Real Estate	2
Energy	2
Short-Term Securities	1
Liabilities in Excess of Other Assets	(1)

(a)

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

24	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2020	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.6%
Boeing Co.	453,312	$97,035,967
General Dynamics Corp.	200,676	29,864,602
Howmet Aerospace, Inc.	339,873	9,699,976
Huntington Ingalls Industries, Inc.	32,105	5,473,260
L3Harris Technologies, Inc.	177,886	33,624,012
Lockheed Martin Corp.	207,448	73,639,891
Northrop Grumman Corp.	130,782	39,851,891
Raytheon Technologies Corp.	1,297,789	92,804,891
Teledyne Technologies, Inc.(a)	31,829	12,476,332
Textron, Inc.	195,208	9,434,403
TransDigm Group, Inc.(a)	46,804	28,964,655

		432,869,880

Air Freight & Logistics — 0.7%
C.H. Robinson Worldwide, Inc.	115,921	10,881,504
Expeditors International of Washington, Inc.	135,422	12,879,987
FedEx Corp.	208,029	54,008,489
United Parcel Service, Inc., Class B	610,732	102,847,269

		180,617,249

Airlines — 0.3%
Alaska Air Group, Inc.	104,278	5,422,456
American Airlines Group, Inc.	439,112	6,924,796
Delta Air Lines, Inc.	550,751	22,145,698
Southwest Airlines Co.	509,319	23,739,358
United Airlines Holdings, Inc.(a)(b)	251,247	10,866,433

		69,098,741

Auto Components — 0.1%
Aptiv PLC	233,150	30,377,113
BorgWarner, Inc.	176,581	6,823,090

		37,200,203

Automobiles — 2.0%
Ford Motor Co.	3,390,483	29,802,346
General Motors Co.	1,087,117	45,267,552
Tesla, Inc.(a)	645,218	455,310,986

		530,380,884

Banks — 3.8%
Bank of America Corp.	6,456,539	195,697,697
Citigroup, Inc.	1,772,920	109,318,247
Citizens Financial Group, Inc.	365,770	13,079,935
Comerica, Inc.	123,273	6,886,030
Fifth Third Bancorp	611,953	16,871,544
First Republic Bank	141,799	20,834,527
Huntington Bancshares, Inc.	878,386	11,094,015
JPMorgan Chase & Co.	2,586,875	328,714,206
KeyCorp.	839,510	13,776,359
M&T Bank Corp.	102,840	13,091,532
People’s United Financial, Inc.	329,495	4,260,370
PNC Financial Services Group, Inc.	359,850	53,617,650
Regions Financial Corp.	833,745	13,439,970
SVB Financial Group(a)	45,318	17,575,680
Truist Financial Corp.	1,147,453	54,997,422
U.S. Bancorp	1,145,350	53,361,857
Wells Fargo & Co.	3,513,456	106,036,102
Zions Bancorp NA	129,876	5,641,814

		1,038,294,957

Beverages — 1.6%
Brown-Forman Corp., Class B	156,870	12,460,184
Coca-Cola Co.	3,294,568	180,674,109

Security	Shares	Value

Beverages (continued)
Constellation Brands, Inc., Class A	145,838	$31,945,814
Molson Coors Beverage Co., Class B	161,725	7,308,353
Monster Beverage Corp.(a)	318,762	29,479,110
PepsiCo, Inc.	1,176,601	174,489,928

		436,357,498

Biotechnology — 1.9%
AbbVie, Inc.	1,506,284	161,398,331
Alexion Pharmaceuticals, Inc.(a)	184,883	28,886,120
Amgen, Inc.	493,971	113,573,812
Biogen, Inc.(a)	130,235	31,889,342
Gilead Sciences, Inc.	1,062,746	61,915,582
Incyte Corp.(a)	160,508	13,960,986
Regeneron Pharmaceuticals, Inc.(a)	88,812	42,905,965
Vertex Pharmaceuticals, Inc.(a)	220,483	52,108,952

		506,639,090

Building Products — 0.5%
Allegion PLC	73,213	8,520,529
AO Smith Corp.	116,550	6,389,271
Carrier Global Corp.	706,396	26,645,257
Fortune Brands Home & Security, Inc.	119,282	10,224,853
Johnson Controls International PLC	617,041	28,747,940
Masco Corp.	213,495	11,727,281
Trane Technologies PLC	206,627	29,993,975

		122,249,106

Capital Markets — 2.8%
Ameriprise Financial, Inc.	103,845	20,180,199
Bank of New York Mellon Corp.	686,544	29,136,928
BlackRock, Inc.(c)	121,477	87,650,514
Cboe Global Markets, Inc.	92,827	8,644,050
Charles Schwab Corp.	1,278,340	67,803,154
CME Group, Inc.	305,631	55,640,123
Franklin Resources, Inc.	229,824	5,743,302
Goldman Sachs Group, Inc.	297,089	78,345,340
Intercontinental Exchange, Inc.	478,645	55,182,982
Invesco Ltd.	327,515	5,708,586
MarketAxess Holdings, Inc.	33,020	18,839,891
Moody’s Corp.	136,555	39,633,723
Morgan Stanley	1,233,843	84,555,261
MSCI, Inc.	70,656	31,550,024
Nasdaq, Inc.	94,707	12,571,407
Northern Trust Corp.	179,676	16,735,023
Raymond James Financial, Inc.	108,288	10,359,913
S&P Global, Inc.	202,937	66,711,480
State Street Corp.	303,979	22,123,592
T. Rowe Price Group, Inc.	191,576	29,002,691

		746,118,183

Chemicals — 1.8%
Air Products & Chemicals, Inc.	187,676	51,276,837
Albemarle Corp.	90,674	13,376,228
Celanese Corp.	102,137	13,271,682
CF Industries Holdings, Inc.	183,713	7,111,530
Corteva, Inc.	643,334	24,909,893
Dow, Inc.	639,913	35,515,172
DuPont de Nemours, Inc.	632,434	44,972,382
Eastman Chemical Co.	115,913	11,623,756
Ecolab, Inc.	211,465	45,752,567
FMC Corp.	112,854	12,970,310
International Flavors & Fragrances, Inc.(b)	87,373	9,509,677
Linde PLC(a)	449,167	118,359,996
LyondellBasell Industries NV, Class A	223,528	20,488,577

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) December 31, 2020	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
Mosaic Co.	301,320	$6,933,373
PPG Industries, Inc.	203,752	29,385,113
Sherwin-Williams Co.	69,634	51,174,723

		496,631,816

Commercial Services & Supplies — 0.4%
Cintas Corp.	75,067	26,533,182
Copart, Inc.(a)	178,107	22,664,116
Republic Services, Inc.	169,096	16,283,945
Rollins, Inc.	191,024	7,463,307
Waste Management, Inc.	323,846	38,191,159

		111,135,709

Communications Equipment — 0.8%
Arista Networks, Inc.(a)	47,229	13,723,330
Cisco Systems, Inc.	3,583,855	160,377,511
F5 Networks, Inc.(a)	51,988	9,146,769
Juniper Networks, Inc.	249,143	5,608,209
Motorola Solutions, Inc.	142,665	24,261,610

		213,117,429

Construction & Engineering — 0.1%
Jacobs Engineering Group, Inc.	111,963	12,199,489
Quanta Services, Inc.	121,753	8,768,651

		20,968,140

Construction Materials — 0.1%
Martin Marietta Materials, Inc.	53,454	15,179,332
Vulcan Materials Co.	115,239	17,091,096

		32,270,428

Consumer Finance — 0.5%
American Express Co.	557,565	67,415,184
Capital One Financial Corp.	394,278	38,974,381
Discover Financial Services	264,542	23,948,987
Synchrony Financial	473,928	16,450,041

		146,788,593

Containers & Packaging — 0.4%
Amcor PLC	1,345,193	15,832,921
Avery Dennison Corp.	68,324	10,597,736
Ball Corp.	281,971	26,274,058
International Paper Co.	341,409	16,974,855
Packaging Corp. of America	81,400	11,225,874
Sealed Air Corp.	133,968	6,134,395
Westrock Co.	221,545	9,643,854

		96,683,693

Distributors — 0.1%
Genuine Parts Co.	124,563	12,509,862
LKQ Corp.(a)	241,720	8,518,213
Pool Corp.(b)	34,586	12,883,285

		33,911,360

Diversified Financial Services — 1.4%
Berkshire Hathaway, Inc., Class B(a)	1,654,300	383,582,541

Diversified Telecommunication Services — 1.4%
AT&T, Inc.	6,041,997	173,767,834
CenturyLink, Inc.	857,752	8,363,082
Verizon Communications, Inc.	3,499,054	205,569,422

		387,700,338

Electric Utilities — 1.8%
Alliant Energy Corp.	200,121	10,312,235
American Electric Power Co., Inc.	417,498	34,765,058
Duke Energy Corp.	626,271	57,341,373

Security	Shares	Value

Electric Utilities (continued)
Edison International	326,571	$20,515,190
Entergy Corp.	166,908	16,664,095
Evergy, Inc.	186,331	10,343,234
Eversource Energy	296,144	25,619,417
Exelon Corp.	824,237	34,799,286
FirstEnergy Corp.	470,441	14,400,199
NextEra Energy, Inc.	1,676,981	129,379,084
NRG Energy, Inc.	191,096	7,175,655
Pinnacle West Capital Corp.	96,814	7,740,279
PPL Corp.	668,523	18,852,349
Southern Co.	899,607	55,262,858
Xcel Energy, Inc.	439,461	29,298,865

		472,469,177

Electrical Equipment — 0.5%
AMETEK, Inc.	199,032	24,070,930
Eaton Corp. PLC	345,947	41,562,073
Emerson Electric Co.	515,985	41,469,714
Rockwell Automation, Inc.	97,930	24,561,823

		131,664,540

Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A	258,151	33,758,406
CDW Corp.	117,995	15,550,561
Corning, Inc.	657,033	23,653,188
FLIR Systems, Inc.	113,633	4,980,534
IPG Photonics Corp.(a)	29,995	6,712,581
Keysight Technologies, Inc.(a)	160,848	21,246,412
TE Connectivity Ltd.	283,029	34,266,321
Vontier Corp.(a)	116,416	3,888,295
Zebra Technologies Corp., Class A(a)	46,056	17,700,703

		161,757,001

Energy Equipment & Services — 0.2%
Baker Hughes, Inc. Class A	572,371	11,933,936
Halliburton Co.	750,650	14,187,285
Schlumberger NV	1,205,365	26,313,118
TechnipFMC PLC	362,703	3,409,408

		55,843,747

Entertainment — 2.3%
Activision Blizzard, Inc.	660,176	61,297,342
Electronic Arts, Inc.(a)	244,459	35,104,312
Live Nation Entertainment, Inc.(a)(b)	121,362	8,917,680
Netflix, Inc.(a)	377,497	204,123,953
Take-Two Interactive Software, Inc.(a)	98,542	20,476,042
Walt Disney Co.(a)	1,547,292	280,338,364

		610,257,693

Equity Real Estate Investment Trusts (REITs) — 2.3%
Alexandria Real Estate Equities, Inc.	101,270	18,048,339
American Tower Corp.	378,283	84,909,402
AvalonBay Communities, Inc.	121,601	19,508,448
Boston Properties, Inc.	122,286	11,559,696
Crown Castle International Corp.	361,609	57,564,537
Digital Realty Trust, Inc.	232,261	32,402,732
Duke Realty Corp.	320,492	12,810,065
Equinix, Inc.	75,708	54,069,139
Equity Residential	295,670	17,527,318
Essex Property Trust, Inc.	56,305	13,367,933
Extra Space Storage, Inc.	110,681	12,823,501
Federal Realty Investment Trust	61,405	5,226,794
Healthpeak Properties, Inc.	464,806	14,051,085
Host Hotels & Resorts, Inc.	604,349	8,841,626
Iron Mountain, Inc.	252,876	7,454,784

26	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Kimco Realty Corp.	361,070	$5,419,661
Mid-America Apartment Communities, Inc.	99,445	12,598,687
Prologis, Inc.	631,238	62,909,179
Public Storage	127,861	29,526,941
Realty Income Corp.	297,920	18,521,686
Regency Centers Corp.	136,212	6,209,905
SBA Communications Corp.	94,259	26,593,292
Simon Property Group, Inc.	263,910	22,506,245
SL Green Realty Corp.	63,248	3,768,316
UDR, Inc.	255,798	9,830,317
Ventas, Inc.	321,095	15,746,499
Vornado Realty Trust	135,460	5,058,076
Welltower, Inc.	360,314	23,283,491
Weyerhaeuser Co.	648,783	21,753,694

		633,891,388

Food & Staples Retailing — 1.4%
Costco Wholesale Corp.	373,936	140,891,606
Kroger Co.	649,781	20,637,045
Sysco Corp.	439,090	32,606,823
Walgreens Boots Alliance, Inc.	605,004	24,127,560
Walmart, Inc.	1,175,103	169,391,097

		387,654,131

Food Products — 1.0%
Archer-Daniels-Midland Co.	479,615	24,177,392
Campbell Soup Co.	160,677	7,768,733
Conagra Brands, Inc.	423,722	15,364,160
General Mills, Inc.	515,032	30,283,882
Hershey Co.	122,877	18,717,853
Hormel Foods Corp.	227,068	10,583,639
J.M. Smucker Co.	93,502	10,808,831
Kellogg Co.	205,999	12,819,318
Kraft Heinz Co.	559,480	19,391,577
Lamb Weston Holdings, Inc.	124,846	9,830,374
McCormick & Co., Inc.	207,973	19,882,219
Mondelez International, Inc., Class A	1,208,001	70,631,818
Tyson Foods, Inc., Class A	253,297	16,322,459

		266,582,255

Gas Utilities — 0.0%
Atmos Energy Corp.	100,005	9,543,477

Health Care Equipment & Supplies — 3.8%
Abbott Laboratories	1,508,419	165,156,796
ABIOMED, Inc.(a)	39,437	12,785,475
Align Technology, Inc.(a)	61,710	32,976,590
Baxter International, Inc.	428,071	34,348,417
Becton Dickinson and Co.	245,757	61,493,317
Boston Scientific Corp.(a)	1,197,101	43,035,781
Cooper Cos., Inc.	40,492	14,711,553
Danaher Corp.	540,447	120,054,897
DENTSPLY SIRONA, Inc.	191,806	10,042,962
DexCom, Inc.(a)	82,667	30,563,643
Edwards Lifesciences Corp.(a)	527,109	48,088,154
Hologic, Inc.(a)	223,962	16,311,153
IDEXX Laboratories, Inc.(a)	73,440	36,710,453
Intuitive Surgical, Inc.(a)	99,919	81,743,734
Medtronic PLC	1,143,719	133,975,244
ResMed, Inc.	122,022	25,936,996
STERIS PLC	73,941	14,014,777
Stryker Corp.	278,803	68,317,887
Teleflex, Inc.	40,309	16,589,975

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Varian Medical Systems, Inc.(a)	78,200	$13,685,782
West Pharmaceutical Services, Inc.	63,513	17,993,868
Zimmer Biomet Holdings, Inc.	179,086	27,595,362

		1,026,132,816

Health Care Providers & Services — 2.6%
AmerisourceBergen Corp.	126,910	12,406,722
Anthem, Inc.	212,211	68,138,830
Cardinal Health, Inc.	254,665	13,639,857
Centene Corp.(a)	486,846	29,225,365
Cigna Corp.	308,286	64,178,979
CVS Health Corp.	1,113,623	76,060,451
DaVita, Inc.(a)	63,568	7,462,883
HCA Healthcare, Inc.	227,659	37,440,799
Henry Schein, Inc.(a)(b)	123,272	8,241,966
Humana, Inc.	112,412	46,119,271
Laboratory Corp. of America Holdings(a)	81,724	16,634,920
McKesson Corp.	135,991	23,651,555
Quest Diagnostics, Inc.	115,282	13,738,156
UnitedHealth Group, Inc.	810,014	284,055,710
Universal Health Services, Inc., Class B	67,089	9,224,738

		710,220,202

Health Care Technology — 0.1%
Cerner Corp.	249,120	19,550,938

Hotels, Restaurants & Leisure — 1.7%
Carnival Corp.	633,064	13,712,166
Chipotle Mexican Grill, Inc.(a)	24,149	33,487,660
Darden Restaurants, Inc.	112,179	13,362,762
Domino’s Pizza, Inc.	33,697	12,921,452
Hilton Worldwide Holdings, Inc.	239,440	26,640,094
Las Vegas Sands Corp.	283,584	16,901,606
Marriott International, Inc., Class A	229,622	30,291,734
McDonald’s Corp.	638,475	137,003,966
MGM Resorts International(b)	353,512	11,139,163
Norwegian Cruise Line Holdings Ltd.(a)(b)	225,621	5,737,542
Royal Caribbean Cruises Ltd.	153,843	11,490,534
Starbucks Corp.	1,009,361	107,981,440
Wynn Resorts Ltd.	85,011	9,591,791
Yum! Brands, Inc.	260,241	28,251,763

		458,513,673

Household Durables — 0.4%
D.R. Horton, Inc.	285,772	19,695,406
Garmin Ltd.	128,795	15,411,610
Leggett & Platt, Inc.	117,117	5,188,283
Lennar Corp., Class A	237,116	18,075,353
Mohawk Industries, Inc.(a)	50,377	7,100,638
Newell Brands, Inc.	333,665	7,083,708
NVR, Inc.(a)	3,042	12,410,934
PulteGroup, Inc.	231,556	9,984,695
Whirlpool Corp.	53,787	9,708,015

		104,658,642

Household Products — 1.6%
Church & Dwight Co., Inc.	213,668	18,638,260
Clorox Co.	106,016	21,406,751
Colgate-Palmolive Co.	723,514	61,867,682
Kimberly-Clark Corp.	283,820	38,267,450
Procter & Gamble Co.	2,101,471	292,398,675

		432,578,818

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) December 31, 2020	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.	582,112	$13,679,632

Industrial Conglomerates — 1.2%
3M Co.	488,728	85,424,767
General Electric Co.	7,481,950	80,805,060
Honeywell International, Inc.	597,613	127,112,285
Roper Technologies, Inc.	89,049	38,388,134

		331,730,246

Insurance — 1.9%
Aflac, Inc.	557,728	24,802,164
Allstate Corp.	257,959	28,357,433
American International Group, Inc.	743,797	28,160,154
Aon PLC, Class A	194,306	41,051,029
Arthur J Gallagher & Co.	165,349	20,455,325
Assurant, Inc.	52,112	7,098,697
Chubb Ltd.	384,837	59,234,111
Cincinnati Financial Corp.	129,152	11,284,010
Everest Re Group Ltd.	34,513	8,079,148
Globe Life, Inc.	77,552	7,364,338
Hartford Financial Services Group, Inc.	307,460	15,059,391
Lincoln National Corp.	156,847	7,890,973
Loews Corp.	190,151	8,560,598
Marsh & McLennan Cos., Inc.	430,199	50,333,283
MetLife, Inc.	662,307	31,095,314
Principal Financial Group, Inc.	220,438	10,935,929
Progressive Corp.	497,912	49,233,538
Prudential Financial, Inc.	339,044	26,469,165
Travelers Cos., Inc.	214,736	30,142,492
Unum Group	173,973	3,990,941
W.R. Berkley Corp.	110,610	7,346,716
Willis Towers Watson PLC	108,797	22,921,352

		499,866,101

Interactive Media & Services(a) — 5.5%
Alphabet, Inc., Class A	255,603	447,980,042
Alphabet, Inc., Class C	247,736	434,003,744
Facebook, Inc., Class A	2,048,181	559,481,122
Twitter, Inc.	682,937	36,981,038

		1,478,445,946

Internet & Direct Marketing Retail — 4.9%
Amazon.com, Inc.(a)	363,296	1,183,229,641
Booking Holdings, Inc.(a)	34,950	77,843,087
eBay, Inc.	559,957	28,137,839
Etsy, Inc.(a)	103,033	18,330,601
Expedia Group, Inc.	116,285	15,396,134

		1,322,937,302

IT Services — 5.5%
Accenture PLC, Class A	536,464	140,129,761
Akamai Technologies, Inc.(a)(b)	140,703	14,772,408
Automatic Data Processing, Inc.	363,450	64,039,890
Broadridge Financial Solutions, Inc.	95,386	14,613,135
Cognizant Technology Solutions Corp., Class A	454,785	37,269,631
DXC Technology Co.	220,706	5,683,180
Fidelity National Information Services, Inc.	527,105	74,564,273
Fiserv, Inc.(a)	473,199	53,878,438
FleetCor Technologies, Inc.(a)	69,975	19,091,279
Gartner, Inc.(a)	76,998	12,334,310
Global Payments, Inc.	254,323	54,786,261
International Business Machines Corp.	758,728	95,508,681
Jack Henry & Associates, Inc.	61,355	9,938,897
Leidos Holdings, Inc.	116,021	12,196,128

Security	Shares	Value

IT Services (continued)
Mastercard, Inc., Class A	745,793	$266,203,353
Paychex, Inc.	267,919	24,964,692
PayPal Holdings, Inc.(a)	1,000,316	234,274,007
VeriSign, Inc.(a)	79,563	17,217,433
Visa, Inc., Class A(b)	1,437,647	314,456,528
Western Union Co.	324,812	7,126,375

		1,473,048,660

Leisure Products — 0.0%
Hasbro, Inc.	109,344	10,228,038

Life Sciences Tools & Services — 1.2%
Agilent Technologies, Inc.	260,573	30,875,295
Bio-Rad Laboratories, Inc., Class A(a)	18,020	10,504,579
Illumina, Inc.(a)(b)	124,186	45,948,820
IQVIA Holdings, Inc.(a)	165,151	29,590,105
Mettler-Toledo International, Inc.(a)(b)	20,122	22,932,641
PerkinElmer, Inc.	95,779	13,744,286
Thermo Fisher Scientific, Inc.	338,184	157,519,343
Waters Corp.(a)	50,761	12,559,287

		323,674,356

Machinery — 1.7%
Caterpillar, Inc.	463,847	84,429,431
Cummins, Inc.	124,557	28,286,895
Deere & Co.	270,580	72,799,549
Dover Corp.	118,881	15,008,726
Flowserve Corp.	112,148	4,132,654
Fortive Corp.	281,511	19,936,609
IDEX Corp.	61,803	12,311,157
Illinois Tool Works, Inc.	239,874	48,905,511
Ingersoll Rand, Inc.(a)	320,494	14,601,707
Otis Worldwide Corp.	342,980	23,168,299
PACCAR, Inc.	290,767	25,087,377
Parker-Hannifin Corp.	110,721	30,161,507
Pentair PLC	142,497	7,565,166
Snap-on, Inc.	43,128	7,380,926
Stanley Black & Decker, Inc.	137,876	24,619,138
Westinghouse Air Brake Technologies Corp.	154,454	11,306,033
Xylem, Inc.	156,792	15,959,858

		445,660,543

Media — 1.3%
Charter Communications, Inc., Class A(a)(b)	124,393	82,292,189
Comcast Corp., Class A	3,905,303	204,637,877
Discovery, Inc., Class A(a)(b)	134,754	4,054,748
Discovery, Inc., Class C(a)	267,283	7,000,142
DISH Network Corp., Class A(a)(b)	213,018	6,889,002
Fox Corp., Class A	280,017	8,154,095
Fox Corp., Class B(a)	133,124	3,844,621
Interpublic Group of Cos., Inc.	340,340	8,004,797
News Corp., Class A	332,273	5,970,946
News Corp., Class B	114,231	2,029,885
Omnicom Group, Inc.	185,083	11,543,627
ViacomCBS, Inc., Class B	486,782	18,137,497

		362,559,426

Metals & Mining — 0.3%
Freeport-McMoRan, Inc.	1,253,904	32,626,582
Newmont Corp.	682,201	40,857,018
Nucor Corp.	239,549	12,741,611

		86,225,211

28	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Multi-line Retail — 0.5%
Dollar General Corp.	208,901	$43,931,880
Dollar Tree, Inc.(a)	200,048	21,613,186
Target Corp.	427,037	75,384,842

		140,929,908

Multi-Utilities — 0.8%
Ameren Corp.	201,001	15,690,138
CenterPoint Energy, Inc.	470,418	10,179,846
CMS Energy Corp.	231,392	14,117,226
Consolidated Edison, Inc.	289,441	20,917,901
Dominion Energy, Inc.	691,657	52,012,606
DTE Energy Co.	167,263	20,307,401
NiSource, Inc.	292,980	6,720,961
Public Service Enterprise Group, Inc.	424,316	24,737,623
Sempra Energy	244,708	31,178,246
WEC Energy Group, Inc.	265,074	24,394,760

		220,256,708

Oil, Gas & Consumable Fuels — 2.1%
Apache Corp.	317,469	4,504,885
Cabot Oil & Gas Corp.	344,150	5,602,762
Chevron Corp.	1,639,297	138,438,632
Concho Resources, Inc.	159,227	9,290,895
ConocoPhillips	901,181	36,038,228
Devon Energy Corp.	330,941	5,232,177
Diamondback Energy, Inc.	136,845	6,623,298
EOG Resources, Inc.	492,292	24,550,602
Exxon Mobil Corp.	3,594,094	148,148,555
Hess Corp.	236,028	12,459,918
HollyFrontier Corp.	104,307	2,696,336
Kinder Morgan, Inc.	1,633,055	22,323,862
Marathon Oil Corp.	684,055	4,562,647
Marathon Petroleum Corp.	565,354	23,383,041
NOV, Inc.	342,352	4,700,493
Occidental Petroleum Corp.	722,809	12,511,824
ONEOK, Inc.	383,542	14,720,342
Phillips 66	367,911	25,731,695
Pioneer Natural Resources Co.	141,842	16,154,385
Valero Energy Corp.	340,568	19,265,932
Williams Cos., Inc.	1,055,312	21,159,006

		558,099,515

Personal Products — 0.2%
Estee Lauder Cos., Inc., Class A	193,936	51,623,824

Pharmaceuticals — 3.8%
Bristol-Myers Squibb Co.	1,922,531	119,254,598
Catalent, Inc.(a)	141,724	14,749,216
Eli Lilly & Co.	675,443	114,041,796
Johnson & Johnson	2,231,116	351,133,036
Merck & Co., Inc.	2,136,245	174,744,841
Perrigo Co. PLC	116,394	5,205,140
Pfizer, Inc.	4,732,238	174,193,681
Viatris, Inc.(a)	1,010,311	18,933,228
Zoetis, Inc.	403,438	66,768,989

		1,039,024,525

Professional Services — 0.3%
Equifax, Inc.	105,425	20,330,157
IHS Markit Ltd.	314,633	28,263,482
Nielsen Holdings PLC	313,402	6,540,700

Security	Shares	Value

Professional Services (continued)
Robert Half International, Inc.	98,980	$6,184,270
Verisk Analytics, Inc.	136,594	28,355,549

		89,674,158

Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A(a)(b)	291,463	18,280,559

Road & Rail — 1.0%
CSX Corp.	651,345	59,109,559
JB Hunt Transport Services, Inc.	71,440	9,762,276
Kansas City Southern	81,200	16,575,356
Norfolk Southern Corp.	216,791	51,511,709
Old Dominion Freight Line, Inc.	80,360	15,684,665
Union Pacific Corp.	573,424	119,398,345

		272,041,910

Semiconductors & Semiconductor Equipment — 5.1%
Advanced Micro Devices, Inc.(a)	1,012,926	92,895,443
Analog Devices, Inc.	313,987	46,385,299
Applied Materials, Inc.	781,089	67,407,981
Broadcom, Inc.	345,975	151,485,154
Intel Corp.	3,485,417	173,643,475
KLA Corp.	133,954	34,682,030
Lam Research Corp.	123,378	58,267,728
Maxim Integrated Products, Inc.	222,854	19,756,007
Microchip Technology, Inc.	217,977	30,104,803
Micron Technology, Inc.(a)	952,133	71,581,359
NVIDIA Corp.	528,504	275,984,789
Qorvo, Inc.(a)	99,482	16,540,872
Qualcomm, Inc.	966,228	147,195,174
Skyworks Solutions, Inc.	143,117	21,879,727
Teradyne, Inc.	143,359	17,187,311
Texas Instruments, Inc.	777,254	127,570,699
Xilinx, Inc.	210,533	29,847,263

		1,382,415,114

Software — 8.6%
Adobe, Inc.(a)(b)	409,547	204,822,646
ANSYS, Inc.(a)	72,586	26,406,787
Autodesk, Inc.(a)	189,334	57,811,244
Cadence Design Systems, Inc.(a)(b)	235,337	32,107,027
Citrix Systems, Inc.	106,662	13,876,726
Fortinet, Inc.(a)	115,935	17,219,825
Intuit, Inc.	223,118	84,751,372
Microsoft Corp.	6,432,915	1,430,808,954
NortonLifeLock, Inc.	510,295	10,603,930
Oracle Corp.	1,612,765	104,329,768
Paycom Software, Inc.(a)	42,795	19,354,039
salesforce.com, Inc.(a)	778,781	173,302,136
ServiceNow, Inc.(a)	165,633	91,169,372
Synopsys, Inc.(a)	130,891	33,932,183
Tyler Technologies, Inc.(a)(b)	34,089	14,880,530

		2,315,376,539

Specialty Retail — 2.2%
Advance Auto Parts, Inc.	59,306	9,341,288
AutoZone, Inc.(a)	19,391	22,986,867
Best Buy Co., Inc.	198,275	19,785,862
CarMax, Inc.(a)	140,808	13,300,724
Gap, Inc.	180,058	3,635,371
Home Depot, Inc.	916,414	243,417,887
L Brands, Inc.	200,125	7,442,649
Lowe’s Cos., Inc.	628,041	100,806,861

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) December 31, 2020	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
O’Reilly Automotive, Inc.(a)	60,849	$27,538,432
Ross Stores, Inc.	307,115	37,716,793
Tiffany & Co.	89,063	11,707,331
TJX Cos., Inc.	1,023,472	69,892,903
Tractor Supply Co.	98,685	13,873,137
Ulta Beauty, Inc.(a)	49,300	14,156,988

		595,603,093

Technology Hardware, Storage & Peripherals — 7.0%
Apple, Inc.	13,604,154	1,805,135,194
Hewlett Packard Enterprise Co.	1,101,086	13,047,869
HP, Inc.	1,158,037	28,476,130
NetApp, Inc.	191,688	12,697,413
Seagate Technology PLC	192,709	11,978,792
Western Digital Corp.	259,683	14,383,841
Xerox Holdings Corp.	132,367	3,069,591

		1,888,788,830

Textiles, Apparel & Luxury Goods — 0.8%
Hanesbrands, Inc.	298,358	4,350,060
NIKE, Inc., Class B	1,074,871	152,062,000
PVH Corp.	63,061	5,920,797
Ralph Lauren Corp.	42,619	4,421,295
Tapestry, Inc.	237,843	7,392,160
Under Armour, Inc., Class A(a)(b)	164,871	2,830,835
Under Armour, Inc., Class C(a)	169,421	2,520,985
VF Corp.	274,173	23,417,116

		202,915,248

Tobacco — 0.6%
Altria Group, Inc.	1,588,044	65,109,804
Philip Morris International, Inc.	1,329,864	110,099,441

		175,209,245

Trading Companies & Distributors — 0.2%
Fastenal Co.	493,888	24,116,551
United Rentals, Inc.(a)	62,237	14,433,383
W.W. Grainger, Inc.	37,224	15,200,048

		53,749,982

Security	Shares	Value

Water Utilities — 0.1%
American Water Works Co., Inc.	153,076	$23,492,574

Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc.(a)	497,236	67,052,275

Total Common Stocks — 99.8% (Cost: $13,257,423,611)		26,946,523,804

Investment Companies

Equity Funds — 0.0%
iShares Core S&P 500 ETF(c)	11,420	4,286,954

Total Investment Companies — 0.0% (Cost: $2,830,069)		4,286,954

Total Long-Term Investments — 99.8% (Cost: $13,260,253,680)		26,950,810,758

Short-Term Securities

Money Market Funds — 0.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.21%(c)(d)(e)	161,721,157	161,818,190
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.05%(c)(d)	82,440,013	82,440,013

Total Short-Term Securities — 0.9% (Cost: $244,110,392)		244,258,203

Total Investments — 100.7% (Cost: $13,504,364,072)		27,195,068,961

Liabilities in Excess of Other Assets — (0.7)%		(202,096,307)

Net Assets — 100.0%		$26,992,972,654

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Master Portfolio.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Master Portfolio during the year ended December 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/19	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/20	Shares Held at 12/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$139,403,854	$22,269,646	(a)	$—		$13,367	$131,323	$161,818,190	161,721,157	$1,676,228	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	215,380,072	—		(132,940,059	)(a)	—	—	82,440,013	82,440,013	1,003,418		—
BlackRock, Inc.	50,696,290	16,775,336		(7,590,452)		397,600	27,371,740	87,650,514	121,477	1,777,168		—
iShares Core S&P 500 ETF	94,603,944	41,630,812		(129,939,288)		2,981,453	(4,989,967)	4,286,954	11,420	932,703		—

						$3,392,420	$22,513,096	$336,195,671		$5,389,517		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

30	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	S&P 500 Index Master Portfolio

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	530	03/19/21	$99,343	$1,620,498

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,620,498	$—	$—	$—	$1,620,498

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Master Portfolio Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

For the year ended December 31, 2020, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$13,682,613	$—	$—	$—	$13,682,613

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(724,988)	$—	$—	$—	$(724,988)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$190,400,191

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Master Portfolio’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$26,946,523,804	$—	$—	$26,946,523,804
Investment Companies	4,286,954	—	—	4,286,954

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) December 31, 2020	S&P 500 Index Master Portfolio

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$244,258,203	$—	$—	$ 244,258,203

	$27,195,068,961	$—	$—	$ 27,195,068,961

Derivative Financial Instruments(a)
Assets
Equity Contracts	$1,620,498	$—	$—	$ 1,620,498

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

32	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

December 31, 2020

S&P 500 Index Master Portfolio

ASSETS
Investments at value — unaffiliated(a)(b)	$26,858,873,290
Investments at value — affiliated(c)	336,195,671
Cash pledged for futures contracts	7,766,800
Receivables:
Securities lending income — affiliated	66,869
Dividends — unaffiliated	19,661,598
Dividends — affiliated	3,820
Variation margin on futures contracts	643,559
Prepaid expenses	86,039

Total assets	27,223,297,646

LIABILITIES
Collateral on securities loaned at value	161,661,741
Payables:
Withdrawals to investors	68,089,075
Investment advisory fees	419,107
Trustees’ fees	88,789
Professional fees	66,280

Total liabilities	230,324,992

NET ASSETS	$26,992,972,654

NET ASSETS CONSIST OF
Investors’ capital	$13,300,647,267
Net unrealized appreciation (depreciation)	13,692,325,387

NET ASSETS	$26,992,972,654

(a) Investments at cost — unaffiliated	$13,216,001,480
(b) Securities loaned at value	$159,293,085
(c) Investments at cost — affiliated	$288,362,592

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	33

Statement of Operations

Year Ended December 31, 2020

S&P 500 Index Master Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$424,626,813
Dividends — affiliated	3,713,289
Securities lending income — affiliated — net	1,676,228
Foreign taxes withheld	(2,168,396)

Total investment income	427,847,934

EXPENSES
Investment advisory	2,337,070
Trustees	313,882
Professional	101,203

Total expenses	2,752,155
Less:
Fees waived and/or reimbursed by the Manager	(577,819)

Total expenses after fees waived and/or reimbursed	2,174,336

Net investment income	425,673,598

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(31,540,705)
Investments — affiliated	3,392,420
Futures contracts	13,682,613

(14,465,672)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	3,888,625,045
Investments — affiliated	22,513,096
Futures contracts	(724,988)

3,910,413,153

Net realized and unrealized gain	3,895,947,481

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,321,621,079

See notes to financial statements.

34	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	S&P 500 Index Master Portfolio

	Year Ended December 31,

	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$425,673,598	$393,599,409
Net realized gain (loss)	(14,465,672)	53,806,401
Net change in unrealized appreciation	3,910,413,153	4,979,951,890

Net increase in net assets resulting from operations	4,321,621,079	5,427,357,700

CAPITAL TRANSACTIONS
Proceeds from contributions	7,849,994,984	11,063,823,888
Value of withdrawals	(8,386,601,754)	(10,540,152,052)

Net increase (decrease) in net assets derived from capital transactions	(536,606,770)	523,671,836

NET ASSETS
Total increase in net assets	3,785,014,309	5,951,029,536
Beginning of year	23,207,958,345	17,256,928,809

End of year	$26,992,972,654	$23,207,958,345

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	35

Financial Highlights

	S&P 500 Index Master Portfolio

	Year Ended December 31,

	2020	2019	2018	2017	2016

Total Return
Total return	18.42%	31.44%	(4.38)%	21.77%	11.92%

Ratios to Average Net Assets
Total expenses	0.01%	0.03%	0.04%	0.04%	0.04%

Total expenses after fees waived and/or reimbursed	0.01%	0.02%	0.04%	0.04%	0.04%

Net investment income	1.82%	1.95%	1.92%	1.93%	2.11%

Supplemental Data
Net assets, end of year (000)	$26,992,973	$23,207,958	$17,256,929	$13,775,074	$9,791,759

Portfolio turnover rate	5%	3%	12%	11%	4%

See notes to financial statements.

36	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. S&P 500 Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Taxes: The Master Portfolio may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Master Portfolio invests. These foreign taxes, if any, are paid by the Master Portfolio and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2020, if any, are disclosed in the Statement of Assets and Liabilities.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the MIP (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements  (continued)

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as affiliated in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value - affiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount

Barclays Bank PLC	$9,509,677	$(9,509,677)	$—
Barclays Capital, Inc.	3,621,116	(3,621,116)	—
BofA Securities, Inc.	4,809,927	(4,809,927)	—
Citigroup Global Markets, Inc.	82,521,804	(82,521,804)	—

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Notes to Financial Statements  (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount

Goldman Sachs & Co.	$549,985	$(549,985)	$—
HSBC Bank PLC	2,503,442	(2,503,442)	—
ING Financial Markets LLC	18,046	(18,046)	—
JP Morgan Securities LLC	22,126,519	(22,126,519)	—
National Financial Services LLC	106,976	(106,976)	—
SG Americas Securities LLC	28,931,954	(28,931,954)	—
UBS Securities LLC	1,926,928	(1,926,928)	—
Virtu Americas LLC	2,400,576	(2,400,576)	—
Wells Fargo Securities LLC	266,135	(266,135)	—

	$159,293,085	$(159,293,085)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.01% of the average daily value of the Master Portfolio’s net assets.

Administration: MIP, on behalf of the Master Portfolio entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.

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Notes to Financial Statements  (continued)

BAL is not entitled to compensation for providing administrative services to the Master Portfolio, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

Expense Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Master Portfolio. Prior to April 29, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2020, the amount waived was $157,217.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2020, the Manager waived $5,517 in investment advisory fees pursuant to this arrangement.

The fees and expenses of the Master Portfolio’s Independent Trustees, counsel to the Independent Trustees and the Master Portfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BFA has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to these independent expenses through April 30, 2021. For the year ended December 31, 2020, the amount waived and/or reimbursed was $415,085.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 75% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated – net in the Statement of Operations. For the year ended December 31, 2020, the Master Portfolio paid BTC $608,234 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

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Notes to Financial Statements  (continued)

During the year ended December 31, 2020, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Master Portfolio are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2020, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Master Portfolio Name	Purchases	Sales	Net Realized Gain (Loss)

S&P 500 Index Master Portfolio	$419,937,106	$210,187,409	$(42,188,498)

7.	PURCHASES AND SALES

For the year ended December 31, 2020, purchases and sales of investments, excluding short-term investments, were $1,216,555,956 and $1,119,025,865, respectively.

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of December 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Amounts

Tax cost	$13,299,017,725

Gross unrealized appreciation	$14,560,736,626
Gross unrealized depreciation	(664,685,390)

Net unrealized appreciation (depreciation)	$13,896,051,236

9.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2020, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

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Notes to Financial Statements  (continued)

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Master Portfolio’s portfolio are disclosed in its Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in securities within a single or limited number of market sectors. When a Master Portfolio concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Master Portfolio and could affect the income from, or the value or liquidity of, the Master Portfolio’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Master Portfolio may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Master Portfolio is uncertain.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Master Investment Portfolio and Investors of S&P 500 Index Master Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of S&P 500 Index Master Portfolio (one of the series constituting Master Investment Portfolio, referred to hereafter as the “Master Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 16, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

M A S T E R P O R T F O L I O R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	43

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Funds III and Master Investment Portfolio (the “Trusts”) have adopted and implemented a liquidity risk management program (the “Program”) for iShares S&P 500 Index Fund and S&P 500 Index Master Portfolio (the “Funds”), each a series of the respective Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trusts, on behalf of the respective Funds, met on November 10-11, 2020 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2019 through September 30, 2020 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus outbreak on the Funds and the overall market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a)	The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)	Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c)	Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

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Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	33 RICs consisting of 159 Portfolios	None

Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	33 RICs consisting of 159 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019.	33 RICs consisting of 159 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	33 RICs consisting of 159 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	33 RICs consisting of 159 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	33 RICs consisting of 159 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	45

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	33 RICs consisting of 159 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; WABCO (commercial vehicle safety systems); Sealed Air Corp. (packaging)

Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989.	33 RICs consisting of 159 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	33 RICs consisting of 159 Portfolios	None

Joseph P. Platt 1947	Trustee (Since 2009)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	33 RICs consisting of 159 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter- Tel from 2006 to 2007.	33 RICs consisting of 159 Portfolios	None

46	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	33 RICs consisting of 159 Portfolios	None

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	117 RICs consisting of 267 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	118 RICs consisting of 268 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)  In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	47

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Neal J. Andrews 1966	Chief Financial Officer (Since 2009)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.

Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Trust/MIP serve at the pleasure of the Board.

Further information about the Trust’s/MIP’s Trustees and Officers is available in the Trust’s/MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Neal J. Andrews retired as the Chief Financial Officer effective December 31, 2020, and Trent Walker was elected as the Chief Financial Officer effective January 1, 2021.

48	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund/Master Portfolio will be required to implement and comply with Rule 18f-4 by the third quarter of 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund/Master Portfolio may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund/Master Portfolio and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Fund’s/Master Portfolio’s Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund/Master Portfolio makes their portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762; and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

A D D I T I O N A L I N F O R M A T I O N	49

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and/or MIP Service Providers

Investment Adviser BlackRock Fund Advisors San Francisco, CA 94105	Distributor BlackRock Investments, LLC New York, NY 10022

Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103

Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02111	Legal Counsel Sidley Austin LLP New York, NY 10019

Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Address of the Trust/MIP 400 Howard Street San Francisco, CA 94105

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Glossary of Terms Used in this Report

Portfolio Abbreviation

ETF	Exchange-Traded Fund

MSCI	Morgan Stanley Capital International

S&P	Standard & Poor’s

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	51

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SPSF-12/20-AR

DECEMBER 31, 2020

2020 Annual Report

BlackRock Funds III

•	iShares U.S. Aggregate Bond Index Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of December 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus (or “COVID-19”) led to a vast disruption in the global economy and financial markets. The threat from the coronavirus became increasingly apparent throughout February and March 2020, and countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point of the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs late in the reporting period following a series of successful vaccine trials and passage of additional stimulus. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities from developed economies grew at a more modest pace, lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

Following the coronavirus outbreak, the Fed instituted two emergency interest rate cuts, pushing short-term interest rates, already low as the year began, close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to accelerate as vaccination efforts get under way. The results of the U.S. elections also cleared the way for additional stimulus spending in 2021, which is likely to be a solid tailwind for economic growth. Inflation should increase as the expansion continues, but a shift in central bank policy means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the equity expansion.

Overall, we favor a positive stance toward risk, with an overweight in both equities and credit. We see U.S. and Asian equities benefiting from structural growth trends in tech, while emerging markets should be particularly helped by a vaccine-led economic expansion. In credit, rising inflation should provide tailwinds for inflation-protected bonds, and Euro area peripherals and Asian bonds also provide attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	22.16%	18.40%
U.S. small cap equities (Russell 2000® Index)	37.85	19.96
International equities (MSCI Europe, Australasia, Far East Index)	21.61	7.82
Emerging market equities (MSCI Emerging Markets Index)	31.14	18.31
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.07	0.67
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(1.87)	10.58
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.29	7.51
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.92	4.95
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	11.32	7.05
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of December 31, 2020	iShares U.S. Aggregate Bond Index Fund

Investment Objective

iShares U.S. Aggregate Bond Index Fund’s (the “Fund”) investment objective is to seek to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”).

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2020, the Fund’s Institutional Shares returned 7.59%, Investor A Shares returned 7.33%, Class K Shares returned 7.64%, and Investor P Shares returned 7.34%. For the same period, the Index returned 7.51%.

Returns for the Fund’s respective share classes differ from the Index based on individual share class expenses. The Fund invests all of its assets in U.S. Total Bond Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

In 2020, global markets endured severe shocks from the COVID-19 pandemic, along with increased geopolitical uncertainty. The year started with a positive tone for risk assets, but early in the first quarter of 2020 the emergence of the coronavirus, which quickly spread across the globe, sparked massive “risk-off” moves by investors. Ensuing flight-to-safety trades resulted in unprecedented rate rises over the quarter. In response, the Fed lowered interest rates via two emergency cuts, effectively bringing the Fed funds target rate to 0.00%-0.25%. These rate moves were accompanied by historic and coordinated fiscal and monetary stimulus programs that helped to gradually reduce market volatility during the second quarter of 2020. However, strict lockdown measures to stem the spread of the virus across the United States contributed to significant increases in unemployment, which increased threefold to 14.7% before halving to 6.7% late in the fourth quarter of 2020.

The Fed and other global central banks maintained a dovish tone throughout the year, while governments around the globe coordinated fiscal stimulus programs alongside monetary policy to assist their battered economies. The combination of fiscal and monetary stimulus helped risk assets to stage a strong comeback, with U.S. equity indices eventually touching record highs and 10-year inflation expectations ending the year at a 12-month peak of 1.98%, a material recovery from March’s low of 0.55%.

Eventual clarity regarding the outcome of the U.S. election and encouraging COVID-19 vaccine developments further supported the market’s “risk-on” tone in late 2020. In Europe, the European Central Bank and The Bank of England announced record quantitative easing and monetary stimulus programs, paired with an unprecedented 750 billion euro fiscal stimulus plan within the European Union (“EU”). Lastly, the EU and the United Kingdom finally reached a trade deal late in the fourth quarter, bringing the four-year “Brexit” saga to a close.

Describe recent portfolio activity.

During the period, the Master Portfolio at times held cash at elevated levels, which was committed for pending transactions. The Master Portfolio’s cash position had no material impact on performance.

During the period, the Master Portfolio maintained its objective of seeking to provide investment results that correspond to the total return performance of the fixed-income securities in aggregate, as represented by the Index. Other factors considered in security selection included transaction costs and maturity structure.

Describe portfolio positioning at period end.

The Master Portfolio remains positioned to attempt to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Fund Summary as of December 31, 2020 (continued)	iShares U.S. Aggregate Bond Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including administration fees, if any.
(b)

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio invests primarily in investment-grade U.S. Government securities and corporate bonds, as well as investment-grade mortgage-backed, asset-backed and commercial mortgage-backed securities.

(c)	A broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

Performance Summary for the Period Ended December 31, 2020

				Average Annual Total Returns(a)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	1.10%	1.10%	1.23%	7.59%	N/A	4.32%	N/A	3.64%	N/A
Investor A	0.86	0.85	1.10	7.33	N/A	4.06	N/A	3.39	N/A
Investor P	0.82	0.81	1.11	7.34	3.04%	4.07	3.21%	3.39	2.97%
Class K	1.15	1.14	1.25	7.64	N/A	4.39	N/A	3.70	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	1.29	7.51	N/A	4.44	N/A	3.84	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During the Period	(b)	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,012.30	$0.46		$1,000.00	$1,024.68	$0.46		0.09%
Investor A	1,000.00	1,011.00	1.72		1,000.00	1,023.43	1.73		0.34
Investor P	1,000.00	1,011.10	1.72		1,000.00	1,023.43	1.73		0.34
Class K	1,000.00	1,012.50	0.20		1,000.00	1,024.94	0.20		0.04

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six-month period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

About Fund Performance	iShares U.S. Aggregate Bond Index Fund

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Investor P Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemption of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase. These shares are only available to investors purchasing shares through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares.

Prior to the inception date of March 31, 2011 for Institutional and Investor A Shares and prior to the inception date of August 6, 2018 for Investor P Shares, the performance of the classes is based on the returns of Class K Shares, adjusted to reflect the estimated annual fund fees and operating expenses and front-end sales charges, if applicable, of each respective share class of the Fund

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waivers and/or reimbursements, the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Administrator is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested on July 1, 2020 and held through December 31, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

December 31, 2020

iShares U.S. Aggregate Bond Index Fund

ASSETS
Investments at value — Master Portfolio	$2,705,573,508
Receivables:
Capital shares sold	11,105,058

Total assets	2,716,678,566

LIABILITIES
Payables:
Administration fees	85,043
Capital shares redeemed	6,013,388
Contributions to the Master Portfolio	5,091,670
Other accrued expenses	12,210
Service fees	34,877

Total liabilities	11,237,188

NET ASSETS	$2,705,441,378

NET ASSETS CONSIST OF
Paid-in capital	$2,552,437,720
Accumulated earnings	153,003,658

NET ASSETS	$2,705,441,378

F U N D F I N A N C I A L S T A T E M E N T S	7

Statement of Assets and Liabilities (continued)

December 31, 2020

iShares U.S. Aggregate Bond Index Fund

NET ASSET VALUE
Institutional
Net assets	$371,073,933

Shares outstanding	34,080,831

Net asset value	$10.89

Shares authorized	Unlimited

Par value	No par value

Investor A
Net assets	$161,624,223

Shares outstanding	14,845,309

Net asset value	$10.89

Shares authorized	Unlimited

Par value	No par value

Investor P
Net assets	$7,045,392

Shares outstanding	647,242

Net asset value	$10.89

Shares authorized	Unlimited

Par value	No par value

Class K
Net assets	$2,165,697,830

Shares outstanding	198,773,396

Net asset value	$10.90

Shares authorized	Unlimited

Par value	No par value

See notes to financial statements.

8	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Year Ended December 31, 2020

iShares U.S. Aggregate Bond Index Fund

INVESTMENT INCOME
Net investment income allocated from the Master Portfolio:
Dividends — affiliated	$1,199,397
Interest — unaffliated	51,629,833
Securities lending income — affiliated — net	2,044,227
Expenses	(984,728)
Fees waived	179,094

Total investment income	54,067,823

FUND EXPENSES
Administration — class specific	437,660
Service — class specific	371,918
Professional	12,872
Miscellaneous	2,143

Total expenses	824,593
Less:
Fees waived and/or reimbursed by the Administrator	(12,872)

Total expenses after fees waived and/or reimbursed	811,721

Net investment income	53,256,102

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER PORTFOLIO
Net realized gain (loss) from:
Investments — unaffiliated	16,030,162
Investments — affiliated	71,015

16,101,177

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	90,281,257
Investments — affiliated	415,156

90,696,413

Net realized and unrealized gain	106,797,590

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$160,053,692

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	9

Statement of Changes in Net Assets

	iShares U.S. Aggregate Bond Index Fund
	Year Ended December 31,
	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$53,256,102	$47,174,862
Net realized gain	16,101,177	4,247,078
Net change in unrealized appreciation	90,696,413	77,964,427

Net increase in net assets resulting from operations	160,053,692	129,386,367

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(6,908,555)	(5,169,750)
Investor A	(3,454,789)	(3,287,319)
Investor P	(126,962)	(33,347)
Class K	(52,552,693)	(39,979,544)

Decrease in net assets resulting from distributions to shareholders	(63,042,999)	(48,469,960)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	565,686,648	656,733,017

NET ASSETS
Total increase in net assets	662,697,341	737,649,424
Beginning of year	2,042,744,037	1,305,094,613

End of year	$2,705,441,378	$2,042,744,037

(a) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

10	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares U.S. Aggregate Bond Index Fund

	Institutional

	Year Ended December 31,
	2020	2019		2018		2017	2016

Net asset value, beginning of year	$10.39	$9.85		$10.13		$10.02	$9.99

Net investment income(a)	0.24	0.29		0.26		0.22	0.20
Net realized and unrealized gain (loss)	0.54	0.54		(0.28)		0.11	0.05

Net increase (decrease) from investment operations	0.78	0.83		(0.02)		0.33	0.25

Distributions(b)
From net investment income	(0.26)	(0.29)		(0.26)		(0.22)	(0.21)
From net realized gain	(0.02)	—		—		—	(0.01)
Return of capital	—	—		(0.00	)(c)	—	(0.00	)(c)

Total distributions	(0.28)	(0.29)		(0.26)		(0.22)	(0.22)

Net asset value, end of year	$10.89	$10.39		$9.85		$10.13	$10.02

Total Return(d)
Based on net asset value	7.59%	8.56	%(e)	(0.13)%		3.34%	2.48%

Ratios to Average Net Assets(f)(g)
Total expenses	0.09%	0.10%		0.09%		0.09%	0.10%

Total expenses after fees waived and/or reimbursed	0.09%	0.10%		0.09%		0.09%	0.10%

Net investment income	2.18%	2.85%		2.67%		2.15%	1.95%

Supplemental Data
Net assets, end of year (000)	$371,074	$187,854		$150,714		$98,927	$116,473

Portfolio turnover rate of the Master Portfolio(h)	186%	158%		274%		345%	278%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(g)

Includes the Fund’s share of its corresponding Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2020	2019	2018	2017	2016
Allocated fees waived	0.01%	0.01%	0.01%	0.01%	0.01%
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%

(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2020	2019	2018	2017	2016
Portfolio turnover rate (excluding MDRs)	101%	97%	162%	193%	164%

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	11

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Aggregate Bond Index Fund (continued)

	Investor A

	Year Ended December 31,
	2020	2019		2018		2017	2016

Net asset value, beginning of year	$10.39	$9.84		$10.13		$10.01	$9.99

Net investment income(a)	0.21	0.26		0.24		0.19	0.17
Net realized and unrealized gain (loss)	0.54	0.56		(0.29)		0.13	0.05

Net increase (decrease) from investment operations	0.75	0.82		(0.05)		0.32	0.22

Distributions(b)
From net investment income	(0.23)	(0.27)		(0.24)		(0.20)	(0.19)
From net realized gain	(0.02)	—		—		—	(0.01)
Return of capital	—	—		(0.00	)(c)	—	(0.00	)(c)

Total distributions	(0.25)	(0.27)		(0.24)		(0.20)	(0.20)

Net asset value, end of year	$10.89	$10.39		$9.84		$10.13	$10.01

Total Return(d)
Based on net asset value	7.33%	8.39	%(e)	(0.48)%		3.19%	2.14%

Ratios to Average Net Assets(f)(g)
Total expenses	0.34%	0.35%		0.34%		0.34%	0.35%

Total expenses after fees waived and/or reimbursed	0.34%	0.35%		0.34%		0.34%	0.35%

Net investment income	1.98%	2.61%		2.39%		1.91%	1.69%

Supplemental Data
Net assets, end of year (000)	$161,624	$121,421		$126,483		$121,690	$71,391

Portfolio turnover rate of the Master Portfolio(h)	186%	158%		274%		345%	278%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(g)

Includes the Fund’s share of its corresponding Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2020	2019	2018	2017	2016
Allocated fees waived	0.01%	0.01%	0.01%	0.01%	0.01%
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%

(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2020	2019	2018	2017	2016
Portfolio turnover rate (excluding MDRs)	101%	97%	162%	193%	164%

See notes to financial statements.

12	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Aggregate Bond Index Fund (continued)
	Investor P
	Year Ended December 31,			Period from 08/06/18 to 12/31/18	(a)
	2020	2019

Net asset value, beginning of period	$10.39	$9.85		$9.83

Net investment income(b)	0.21	0.27		0.10
Net realized and unrealized gain	0.55	0.54		0.03

Net increase from investment operations	0.76	0.81		0.13

Distributions(c)
From net investment income	(0.24)	(0.27)		(0.11)
From net realized gain	(0.02)	—		—
Return of capital	—	—		(0.00	)(d)

Total distributions	(0.26)	(0.27)		(0.11)

Net asset value, end of period	$10.89	$10.39		$9.85

Total Return(e)
Based on net asset value	7.34%	8.32	%(f)	1.30	%(g)

Ratios to Average Net Assets(h)(i)
Total expenses	0.34%	0.35%		0.34	%(j)

Total expenses after fees waived and/or reimbursed	0.34%	0.35%		0.34	%(j)

Net investment income	1.95%	2.54%		2.61	%(j)

Supplemental Data
Net assets, end of period (000)	$7,045	$2,714		$277

Portfolio turnover rate of the Master Portfolio(k)	186%	158%		274%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(g)	Aggregate total return.
(h)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(i)

Includes the Fund’s share of its corresponding Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,		Period from 08/06/18 to 12/31/18 (a)
	2020	2019
Allocated fees waived	0.01%	0.01%	0.01%
Investments in underlying funds	0.01%	0.01%	0.01%

(j)	Annualized
(k)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,		Period from 08/06/18 to 12/31/18	(a)
	2020	2019
Portfolio turnover rate (excluding MDRs)	101%	97%	162%

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	13

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Aggregate Bond Index Fund (continued)

	Class K

	Year Ended December 31,
	2020	2019		2018		2017	2016

Net asset value, beginning of year	$10.40	$9.85		$10.13		$10.02	$9.99

Net investment income(a)	0.25	0.29		0.27		0.22	0.20
Net realized and unrealized gain (loss)	0.54	0.56		(0.28)		0.12	0.06

Net increase (decrease) from investment operations	0.79	0.85		(0.01)		0.34	0.26

Distributions(b)
From net investment income	(0.27)	(0.30)		(0.27)		(0.23)	(0.22)
From net realized gain	(0.02)	—		—		—	(0.01)
Return of capital	—	—		(0.00	)(c)	—	(0.00	)(c)

Total distributions	(0.29)	(0.30)		(0.27)		(0.23)	(0.23)

Net asset value, end of year	$10.90	$10.40		$9.85		$10.13	$10.02

Total Return(d)
Based on net asset value	7.64%	8.71	%(e)	(0.08)%		3.39%	2.53%

Ratios to Average Net Assets(f)(g)
Total expenses	0.04%	0.05%		0.04%		0.04%	0.05%

Total expenses after fees waived and/or reimbursed	0.04%	0.05%		0.04%		0.04%	0.05%

Net investment income	2.29%	2.89%		2.71%		2.21%	2.00%

Supplemental Data
Net assets, end of year (000)	$2,165,698	$1,730,754		$1,027,621		$756,239	$445,650

Portfolio turnover rate of the Master Portfolio(h)	186%	158%		274%		345%	278%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(g)

Includes the Fund’s share of its corresponding Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2020	2019	2018	2017	2016
Allocated fees waived	0.01%	0.01%	0.01%	0.01%	0.01%
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%

(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2020	2019	2018	2017	2016
Portfolio turnover rate (excluding MDRs)	101%	97%	162%	193%	164%

See notes to financial statements.

14	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. iShares U.S. Aggregate Bond Index Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund seeks to achieve its investment objective by investing all of its assets in U.S. Total Bond Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”) and an affiliate of the Trust, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At December 31, 2020, the percentage of the Master Portfolio owned by the Fund was 18.3%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor P Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Investor P Shares are only available through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Investor A and Class K Shares	No	No		None
Investor P Shares	Yes	No	(a)	None

(a)	Investor P Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Board of Trustees of the Trust and Board of Directors of MIP are referred to throughout this report as the “Board” and the members are referred to as “Trustees”.

The Fund, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Administrator, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Fund’s ordinary operating expenses, excluding,

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements    (continued)

generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Fund. BAL is entitled to receive for these administrative services an annual fee based on the average daily net assets of the Fund as follows:

	Institutional	Investor A	Investor P	Class K
Administration fees - class specific	0.06%	0.06%	0.06%	0.01%

For the year ended December 31, 2020, the following table shows the class specific administration fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor P	Class K	Total
Administration fees	$152,984	$86,226	$3,034	$195,416	$437,660

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators. For the year ended December 31, 2020, BAL did not waive any amount.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees
Investor A	0.25%
Investor P	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2020, the following table shows the class specific service fees borne directly by each share class of the Fund:

Fund Name	Investor A	Investor P	Total
iShares U.S. Aggregate Bond Index Fund	$359,276	$12,642	$371,918

Other Fees: For the year ended December 31, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor P Shares, which totaled $4,556.

Expense Limitations, Waivers and Reimbursements: The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. Each of BAL and BFA, as applicable, has contractually agreed to reimburse the Fund or provide an offsetting credit against the administration fees paid by the Fund in an amount equal to these independent expenses through April 30, 2021. For the year ended December 31, 2020, the amount waived was $12,872.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2020, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of Trust are directors and/or officers of BlackRock or its affiliates.

5.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

16	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements    (continued)

The tax character of distributions paid was as follows:

	12/31/20	12/31/19

Ordinary income	$57,599,347	$48,469,960
Long-term capital gains	5,443,652	—

	$63,042,999	$48,469,960

As of period end, the tax components of accumulated earnings (loss) were as follows:

Amounts

Undistributed ordinary income	$130,756
Undistributed long-term capital gains	28,801
Net unrealized gains(a)	152,844,101

$153,003,658

(a)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing and recognition of partnership income.

During the year ended December 31, 2020, the Fund utilized $6,508,092 of its capital loss carryforward.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/20		Year Ended 12/31/19

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

iShares U.S. Aggregate Bond Index Fund
Institutional
Shares sold	29,586,240	$321,480,272	17,058,082	$172,024,769
Shares issued in reinvestment of distributions	636,685	6,907,923	504,982	5,169,750
Shares redeemed	(14,219,029)	(152,783,494)	(14,794,426)	(149,308,238)

	16,003,896	$175,604,701	2,768,638	$27,886,281

Investor A
Shares sold	9,018,823	$97,280,126	6,256,906	$63,943,486
Shares issued in reinvestment of distributions	318,345	3,448,413	320,092	3,277,425
Shares redeemed	(6,177,196)	(66,506,742)	(7,741,876)	(79,075,805)

	3,159,972	$34,221,797	(1,164,878)	$(11,854,894)

Investor P
Shares sold	723,493	$7,812,713	251,721	$2,603,182
Shares issued in reinvestment of distributions	11,221	121,713	2,681	27,817
Shares redeemed	(348,725)	(3,775,009)	(21,283)	(219,665)

	385,989	$4,159,417	233,119	$2,411,334

Class K
Shares sold	102,397,157	$1,106,754,143	93,270,582	$957,362,242
Shares issued in reinvestment of distributions	4,617,118	50,053,706	3,642,925	37,420,389
Shares redeemed	(74,690,360)	(805,107,116)	(34,792,319)	(356,492,335)

	32,323,915	$351,700,733	62,121,188	$638,290,296

	51,873,772	$565,686,648	63,958,067	$656,733,017

As of December 31, 2020, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 20,346 Investor P Shares of Fund.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

BlackRock Funds III and Shareholders of iShares U.S. Aggregate Bond Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of iShares U.S. Aggregate Bond Index Fund (one of the series constituting BlackRock Funds III, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the administrator of the Master Portfolio. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 26, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

18	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

For the fiscal year ended December 31, 2020, the Fund hereby designates the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Fund Name	Interest-Related Dividends
iShares U.S. Aggregate Bond Index Fund	$ 48,513,677

The Fund hereby designates the following amount of distributions from direct federal obligation interest for the fiscal year ended December 31, 2020:

Fund Name	Federal Obligation Interest
iShares U.S. Aggregate Bond Index Fund	$ 10,016,526

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following distribution amounts are hereby designated for the fiscal year ended December 31, 2020:

Fund Name	Short-Term Capital Gain Dividends	20% Rate Long-Term Capital Gain Dividends
iShares U.S. Aggregate Bond Index Fund	$ —	$ 5,443,652

I M P O R T A N T T A X I N F O R M A T I O N ( U N A U D I T E D )	19

Master Portfolio Information as of December 31, 2020	U.S. Total Bond Index Master Portfolio

PORTFOLIO ALLOCATION

Asset Type	Percent of Total Investments
U.S. Treasury Obligations	37%
U.S. Government Sponsored Agency Securities	31
Corporate Bonds	27
Foreign Agency Obligations	3
Non-Agency Mortgage-Backed Securities	1
Municipal Bonds	1
Other*	—	(a)

CREDIT QUALITY ALLOCATION

Credit Rating(b)(c)	Percent of Total Investments
AAA/Aaa(d)	71%
AA/Aa	4
A	12
BBB/Baa	13
BB/Ba	—	(a)
N/R	—	(a)

(a)	Rounds to less than 1% of long-term investments.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Excludes short-term securities.
(d)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

*	Includes one or more investment categories that individually represents less than 1% of the Master Portfolio’s long-term investments. Please refer to the Schedule of Investments for details.

20	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
American Express Credit Account Master Trust, Series 2019-1, Class A, 2.87%, 10/15/24	$4,530	$4,674,056
Americredit Automobile Receivables Trust, Series 2018-1, Class D, 3.82%, 03/18/24	4,000	4,207,296
Citibank Credit Card Issuance Trust, Series 2016- A2, Class A2, 2.19%, 11/20/23	9,750	9,919,376
GM Financial Consumer Automobile Receivables Trust
Series 2020-2, Class A3, 1.49%, 12/16/24	27	27,494
Series 2020-2, Class A4, 1.74%, 08/18/25	2,365	2,451,935
Series 2020-3, Class A3, 0.45%, 04/16/25	1,110	1,114,458
Honda Auto Receivables Owner Trust
Series 2017-4, Class A4, 2.21%, 03/21/24	6,525	6,559,855
Series 2020-2, Class A4, 1.09%, 10/15/26	5,000	5,101,369
Nissan Auto Lease Trust, Series 2020-A, Class A4, 1.88%, 04/15/25	930	950,366
Nissan Auto Receivables Owner Trust,
Series 2019-B, Class A4, 2.54%, 12/15/25	6,000	6,280,034
Santander Drive Auto Receivables Trust,
Series 2020-1, Class C, 4.11%, 12/15/25	51	54,447
Synchrony Credit Card Master Note Trust,
Series 2018-2, Class A, 3.47%, 05/15/26	3,415	3,646,415

Total Asset-Backed Securities — 0.3% (Cost: $43,757,453)		44,987,101

Corporate Bonds

Advertising Agencies — 0.0%
Interpublic Group of Cos., Inc.(a) 4.20%, 04/15/24	250	278,165
4.75%, 03/30/30	1,000	1,240,205
Omnicom Group Inc., 2.45%, 04/30/30(a)	700	743,464
Omnicom Group, Inc./Omnicom Capital, Inc. 3.63%, 05/01/22	125	130,372
3.65%, 11/01/24	70	77,271
3.60%, 04/15/26	500	570,547

		3,040,024

Aerospace & Defense — 0.8%
3M Co. 2.00%, 06/26/22	500	512,509
1.75%, 02/14/23	1,500	1,542,491
2.00%, 02/14/25(a)	1,000	1,060,061
3.00%, 08/07/25(a)	250	277,470
2.88%, 10/15/27(a)	750	835,740
2.38%, 08/26/29(a)	985	1,065,790
3.13%, 09/19/46	250	276,859
3.63%, 10/15/47	600	715,423
4.00%, 09/14/48	1,000	1,285,342
3.25%, 08/26/49(a)	430	497,161
3.70%, 04/15/50	500	620,644
Boeing Co. 2.13%, 03/01/22	250	254,201
2.80%, 03/01/23	2,000	2,076,365
4.51%, 05/01/23	2,000	2,161,664
1.88%, 06/15/23	500	508,805
4.88%, 05/01/25	2,000	2,279,815
3.10%, 05/01/26	1,000	1,070,796
2.70%, 02/01/27	230	239,234
2.80%, 03/01/27(a)	1,000	1,039,269
5.04%, 05/01/27(a)	2,000	2,338,144

Security	Par (000)	Value

Aerospace & Defense (continued)
Boeing Co. (continued)
3.20%, 03/01/29	$1,000	$1,055,634
2.95%, 02/01/30(a)	570	589,528
5.15%, 05/01/30	3,000	3,630,754
3.63%, 02/01/31(b)	2,000	2,188,762
6.13%, 02/15/33	100	130,954
3.25%, 02/01/35	1,600	1,640,808
3.30%, 03/01/35(a)	65	64,926
5.71%, 05/01/40	1,500	1,946,581
3.38%, 06/15/46	250	243,952
3.85%, 11/01/48	1,000	1,031,460
3.90%, 05/01/49	750	795,909
3.75%, 02/01/50	540	567,858
5.81%, 05/01/50	3,300	4,547,879
3.95%, 08/01/59	500	535,129
5.93%, 05/01/60	2,000	2,837,188
Carlisle Cos., Inc., 2.75%, 03/01/30	100	107,122
Eaton Corp. 2.75%, 11/02/22	2,250	2,347,764
3.10%, 09/15/27	190	212,858
4.00%, 11/02/32(a)	200	244,293
4.15%, 11/02/42(a)	250	316,756
General Dynamics Corp. 2.25%, 11/15/22	500	515,756
3.38%, 05/15/23(a)	500	534,681
3.25%, 04/01/25	500	552,093
3.50%, 05/15/25	1,000	1,117,802
2.13%, 08/15/26(a)	500	537,317
3.75%, 05/15/28(a)	500	584,949
4.25%, 04/01/40(a)	1,000	1,301,707
4.25%, 04/01/50	500	680,125
General Electric Co. 2.70%, 10/09/22	500	521,177
3.45%, 05/15/24(a)	2,086	2,274,714
3.45%, 05/01/27	1,000	1,131,045
3.63%, 05/01/30	1,000	1,142,887
5.88%, 01/14/38(a)	2,215	3,002,074
6.88%, 01/10/39	1,322	1,946,093
4.25%, 05/01/40	1,000	1,182,206
4.13%, 10/09/42	560	656,465
4.50%, 03/11/44	300	366,683
4.35%, 05/01/50	2,500	3,040,371
Series A, 6.75%, 03/15/32	394	552,413
Illinois Tool Works, Inc. 2.65%, 11/15/26	3,000	3,315,055
4.88%, 09/15/41	50	68,965
3.90%, 09/01/42	75	94,483
Ingersoll-Rand Global Holding Co. Ltd., 4.30%, 02/21/48	500	625,096
Ingersoll-Rand Luxembourg Finance SA 3.55%, 11/01/24	500	552,440
4.65%, 11/01/44	30	38,358
4.50%, 03/21/49(a)	500	651,820
L3Harris Technologies, Inc. 3.85%, 06/15/23	1,500	1,620,222
3.83%, 04/27/25	500	561,202
4.40%, 06/15/28	250	299,770
2.90%, 12/15/29(a)	700	773,422
1.80%, 01/15/31	920	933,928
4.85%, 04/27/35	1,065	1,392,036

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) December 31, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Aerospace & Defense (continued)
Lockheed Martin Corp. 3.55%, 01/15/26	$2,250	$2,555,783
3.60%, 03/01/35	65	78,494
4.07%, 12/15/42	1,100	1,429,418
3.80%, 03/01/45	1,500	1,879,620
4.70%, 05/15/46(a)	750	1,056,282
2.80%, 06/15/50	500	540,591
4.09%, 09/15/52	500	661,838
Northrop Grumman Corp. 2.55%, 10/15/22	2,000	2,075,832
3.25%, 08/01/23	500	537,405
2.93%, 01/15/25	1,000	1,087,656
3.25%, 01/15/28	2,000	2,261,626
4.40%, 05/01/30	1,000	1,241,248
4.75%, 06/01/43(a)	875	1,166,911
4.03%, 10/15/47	1,500	1,882,078
5.25%, 05/01/50	1,000	1,486,539
Parker-Hannifin Corp. 3.25%, 06/14/29	2,000	2,269,646
4.20%, 11/21/34	250	308,971
4.10%, 03/01/47(a)	500	619,974
4.00%, 06/14/49	500	625,769
Raytheon Technologies Corp. 2.80%, 03/15/22(a)	1,000	1,028,435
2.50%, 12/15/22	500	518,188
3.50%, 03/15/27	1,000	1,141,358
2.25%, 07/01/30(a)	615	653,250
4.88%, 10/15/40(a)	250	325,646
4.70%, 12/15/41	100	129,031
3.75%, 11/01/46	750	890,024
4.35%, 04/15/47(a)	1,000	1,313,320
3.13%, 07/01/50	1,330	1,466,580
Textron, Inc. 3.00%, 06/01/30(a)	1,000	1,077,949
2.45%, 03/15/31	1,300	1,338,407
United Technologies Corp. 3.13%, 05/04/27(a)	1,000	1,121,658
4.13%, 11/16/28(a)	3,000	3,576,491
4.45%, 11/16/38(a)	500	630,474
5.70%, 04/15/40(a)	300	439,130
4.50%, 06/01/42	2,200	2,868,825
4.15%, 05/15/45	500	632,959
4.05%, 05/04/47(a)	500	622,868
4.63%, 11/16/48	1,250	1,696,997

		123,498,524

Airlines — 0.1%
American Airlines Pass-Through Trust
Series 2016-2, Class AA, 3.20%, 06/15/28	405	394,669
Series 2019-1, Class AA, 3.15%, 02/15/32	965	945,852
Continental Airlines Pass-Through Trust
Series 2012-1, Class A, 4.15%, 10/11/25	31	31,745
Series 2012-2, Class A, 4.00%, 04/29/26(a)	325	328,950
JetBlue Pass Through Trust, Series AA, Class AA, 2.75%, 11/15/33	906	905,005
Southwest Airlines Co. 4.75%, 05/04/23	1,255	1,364,039
5.25%, 05/04/25	560	648,570
5.13%, 06/15/27(a)	1,240	1,475,122
2.63%, 02/10/30	2,000	2,035,686

Security	Par (000)	Value

Airlines (continued)
United Airlines Pass-Through Trust
Series 2016-1, Class A, 5.88%, 10/15/27	$1,795	$1,938,981
Series A, Class A, 4.30%, 02/15/27	141	141,963
Series AA, Class AA, 3.10%, 07/07/28	421	425,952
Series AA, Class AA, 2.70%, 05/01/32	1,330	1,283,265

		11,919,799

Auto Components — 0.0%
Aptiv PLC, 4.40%, 10/01/46(a)	500	537,670
BorgWarner, Inc. 3.38%, 03/15/25(a)	70	77,130
2.65%, 07/01/27	905	973,135
Lear Corp., 4.25%, 05/15/29(a)	1,000	1,142,787
Magna International, Inc., 2.45%, 06/15/30	115	123,704

		2,854,426

Automobiles — 0.4%
American Honda Finance Corp. 1.95%, 05/20/22(a)	300	306,545
2.05%, 01/10/23(a)	895	925,509
1.95%, 05/10/23(a)	685	710,397
3.63%, 10/10/23	2,000	2,176,003
2.40%, 06/27/24	1,000	1,062,198
2.15%, 09/10/24	1,000	1,058,917
2.35%, 01/08/27(a)	500	538,546
Cummins, Inc. 3.65%, 10/01/23	250	270,885
0.75%, 09/01/25	500	503,618
2.60%, 09/01/50	500	510,267
Daimler Finance North America LLC, 8.50%, 01/18/31(a)	600	948,657
General Motors Co. 4.88%, 10/02/23	600	665,628
5.40%, 10/02/23	180	201,553
4.00%, 04/01/25	2,000	2,214,465
6.13%, 10/01/25	1,335	1,619,313
4.20%, 10/01/27	1,000	1,133,142
6.80%, 10/01/27	600	771,066
5.00%, 04/01/35	750	903,059
6.60%, 04/01/36	250	338,473
5.15%, 04/01/38(a)	500	601,175
6.25%, 10/02/43	250	337,242
5.20%, 04/01/45	1,000	1,214,427
6.75%, 04/01/46	275	396,203
5.40%, 04/01/48	500	629,665
5.95%, 04/01/49	1,000	1,352,421
General Motors Financial Co., Inc. 3.45%, 04/10/22	400	411,331
3.15%, 06/30/22	1,000	1,035,328
3.55%, 07/08/22	1,000	1,042,965
3.25%, 01/05/23(a)	3,000	3,145,825
5.20%, 03/20/23	2,165	2,373,899
5.10%, 01/17/24(a)	1,000	1,119,048
3.95%, 04/13/24	1,000	1,089,212
4.00%, 01/15/25	250	275,176
2.90%, 02/26/25	660	704,828
2.75%, 06/20/25	980	1,047,918
4.30%, 07/13/25	1,000	1,121,132
5.25%, 03/01/26(a)	405	476,326
4.35%, 01/17/27(a)	500	569,194
2.70%, 08/20/27	1,000	1,060,557
5.65%, 01/17/29	250	309,772

22	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Automobiles (continued)
General Motors Financial Co., Inc. (continued) 3.60%, 06/21/30	$2,060	$2,296,866
PACCAR Financial Corp., 2.00%, 09/26/22(a)	2,180	2,244,520
Toyota Motor Corp.(a) 2.36%, 07/02/24	500	530,577
2.76%, 07/02/29	185	205,801
Toyota Motor Credit Corp. 2.60%, 01/11/22	250	255,897
3.30%, 01/12/22	2,000	2,062,853
1.15%, 05/26/22	3,000	3,039,343
2.63%, 01/10/23	2,000	2,094,830
0.50%, 08/14/23	4,000	4,020,436
2.00%, 10/07/24	3,000	3,160,915
3.65%, 01/08/29(a)	1,000	1,182,364
2.15%, 02/13/30	500	537,163
3.38%, 04/01/30	1,000	1,169,935

		59,973,385

Banks — 1.7%
Australia & New Zealand Banking Group Ltd., 2.05%, 11/21/22	1,705	1,764,259
Banco Bilbao Vizcaya Argentaria SA 0.88%, 09/18/23	1,400	1,409,821
1.13%, 09/18/25(a)	1,200	1,208,670
Bank of America NA, (3 mo. LIBOR US + 0.65%), 3.34%, 01/25/23(c)	980	1,011,833
Bank of Montreal 2.35%, 09/11/22	2,000	2,070,389
2.50%, 06/28/24	1,000	1,065,845
Series E, 3.30%, 02/05/24(a)	4,000	4,338,430
Barclays Bank PLC, 1.70%, 05/12/22	640	651,319
BBVA USA(a) 2.50%, 08/27/24	1,000	1,061,886
3.88%, 04/10/25	250	280,348
BPCE SA, 4.00%, 04/15/24	250	276,805
Canadian Imperial Bank of Commerce 3.50%, 09/13/23	2,000	2,171,330
0.50%, 12/14/23	800	802,297
0.95%, 10/23/25	720	730,240
(3 mo. LIBOR US + 0.79%), 2.61%, 07/22/23(a)(c)	2,000	2,068,917
Citibank NA, 3.65%, 01/23/24	2,500	2,732,853
Citizens Bank NA/Providence RI, 2.65%, 05/26/22(a)	250	257,337
Citizens Financial Group, Inc. 2.85%, 07/27/26(a)	1,500	1,669,391
2.50%, 02/06/30	340	361,322
Comerica, Inc. 3.70%, 07/31/23	250	269,711
4.00%, 02/01/29(a)	1,000	1,191,335
Cooperatieve Rabobank UA 2.75%, 01/10/22	2,000	2,050,122
3.88%, 02/08/22	150	155,973
3.95%, 11/09/22	1,000	1,061,641
2.75%, 01/10/23	2,000	2,097,754
4.63%, 12/01/23	500	557,276
3.38%, 05/21/25(a)	500	561,105
4.38%, 08/04/25	500	570,638
3.75%, 07/21/26	500	565,080
5.25%, 05/24/41	1,025	1,511,338

Security	Par (000)	Value

Banks (continued)
Cooperatieve Rabobank UA (continued) 5.25%, 08/04/45	$1,250	$1,785,261
Credit Suisse AG, New York 2.80%, 04/08/22	3,000	3,097,054
1.00%, 05/05/23	1,690	1,715,564
3.63%, 09/09/24	750	832,206
2.95%, 04/09/25(a)	1,000	1,096,992
Discover Bank 3.35%, 02/06/23(a)	500	527,594
4.20%, 08/08/23	2,000	2,186,629
2.45%, 09/12/24	600	634,553
2.70%, 02/06/30(a)	535	567,433
(5 year USD Swap + 1.73%), 4.68%, 08/09/28(a)(c)	1,000	1,063,000
Fifth Third Bancorp 3.50%, 03/15/22	100	103,471
1.63%, 05/05/23(a)	2,000	2,062,844
4.30%, 01/16/24	250	276,424
3.65%, 01/25/24	1,000	1,090,627
2.55%, 05/05/27	2,000	2,176,631
8.25%, 03/01/38	425	719,552
Fifth Third Bank 3.95%, 07/28/25(a)	500	571,175
3.85%, 03/15/26	500	566,535
2.25%, 02/01/27(a)	590	629,557
Fifth Third Bank NA, 1.80%, 01/30/23	250	257,108
First Republic Bank, 4.63%, 02/13/47(a)	500	659,974
Huntington Bancshares, Inc. 2.63%, 08/06/24	775	828,190
4.00%, 05/15/25	1,000	1,132,229
2.55%, 02/04/30(a)	800	857,957
ING Groep NV 4.10%, 10/02/23	1,000	1,098,622
3.95%, 03/29/27	250	289,196
4.55%, 10/02/28	1,000	1,219,028
4.05%, 04/09/29(a)	1,000	1,188,034
KeyBank NA 3.30%, 02/01/22	1,000	1,031,993
2.30%, 09/14/22	350	361,819
3.38%, 03/07/23	250	266,210
3.90%, 04/13/29	1,000	1,159,922
(Secured Overnight Financing Rate + 0.34%), 0.42%, 01/03/24(c)	470	470,465
KeyCorp 2.25%, 04/06/27	250	266,710
2.55%, 10/01/29(a)	500	541,542
M&T Bank Corp., 3.55%, 07/26/23	2,000	2,160,802
MUFG Americas Holdings Corp., 3.00%, 02/10/25	200	218,410
MUFG Union Bank NA, 2.10%, 12/09/22	1,000	1,031,711
National Australia Bank Ltd. 2.50%, 05/22/22	1,000	1,030,582
2.88%, 04/12/23(a)	2,000	2,111,907
2.50%, 07/12/26(a)	1,250	1,362,443
National Bank of Canada, 2.10%, 02/01/23	1,000	1,033,890
PNC Bank NA 2.63%, 02/17/22	2,000	2,048,593
2.45%, 07/28/22(a)	750	774,565
2.70%, 11/01/22(a)	1,000	1,041,745
2.95%, 01/30/23	250	262,899

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) December 31, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
PNC Bank NA (continued) 2.95%, 02/23/25	$250	$273,704
4.05%, 07/26/28	500	592,472
(3 mo. LIBOR US), 1.74%, 02/24/23(c)	3,000	3,046,347
PNC Financial Services Group, Inc. 3.30%, 03/08/22	75	77,465
3.50%, 01/23/24(a)	2,000	2,179,732
3.90%, 04/29/24	2,000	2,216,054
2.20%, 11/01/24	300	318,837
3.45%, 04/23/29	2,000	2,305,380
2.55%, 01/22/30	1,000	1,095,564
Regions Financial Corp. 3.80%, 08/14/23	2,000	2,169,609
2.25%, 05/18/25	2,000	2,120,955
Royal Bank of Canada 1.95%, 01/17/23(a)	675	697,073
3.70%, 10/05/23	2,000	2,180,635
2.55%, 07/16/24(a)	1,000	1,069,348
2.25%, 11/01/24	1,500	1,595,711
4.65%, 01/27/26	700	826,370
Santander Holdings USA Inc., 3.24%, 10/05/26	2,000	2,172,039
Santander Holdings USA, Inc., 3.40%, 01/18/23	2,000	2,100,764
Santander UK Group Holdings PLC(c)
(1 year CMT + 1.25%), 1.53%, 08/21/26	1,000	1,015,076
(3 mo. LIBOR US + 1.08%), 3.37%, 01/05/24	3,000	3,157,387
Santander UK PLC, 2.88%, 06/18/24	1,500	1,606,384
Synchrony Bank, 3.00%, 06/15/22	500	516,315
Toronto-Dominion Bank 1.90%, 12/01/22	2,730	2,814,909
0.75%, 06/12/23	2,000	2,021,175
3.50%, 07/19/23	500	541,091
0.45%, 09/11/23	3,000	3,008,619
2.65%, 06/12/24	500	535,761
(5 year USD Swap + 2.21%), 3.63%, 09/15/31(c)	500	566,656
Truist Bank 2.80%, 05/17/22	3,000	3,098,618
2.45%, 08/01/22	1,000	1,033,191
1.25%, 03/09/23	3,000	3,059,538
2.75%, 05/01/23	500	526,575
2.15%, 12/06/24	1,000	1,059,832
3.80%, 10/30/26	250	288,082
2.25%, 03/11/30(a)	1,000	1,049,164
(3 mo. LIBOR US + 0.74%), 3.69%, 08/02/24(c)	365	395,282
(5 year CMT + 1.15%), 2.64%, 09/17/29(a)(c)	1,000	1,058,139
Truist Financial Corp. 2.75%, 04/01/22(a)	1,000	1,028,975
3.75%, 12/06/23	2,000	2,197,113
2.50%, 08/01/24	2,000	2,130,178
2.85%, 10/26/24	500	541,070
1.13%, 08/03/27	900	905,896
US Bancorp, 2.95%, 07/15/22	2,000	2,078,324
US Bancorp 2.40%, 07/30/24	1,000	1,065,993
3.90%, 04/26/28	2,000	2,376,097
1.38%, 07/22/30	4,000	4,009,531
Series V, 2.63%, 01/24/22	2,000	2,045,903
Series V, 2.38%, 07/22/26	500	541,293
US Bank NA/Cincinnati OH 3.40%, 07/24/23	3,000	3,221,371

Security	Par (000)	Value

Banks (continued)
US Bank NA/Cincinnati OH (continued) 2.80%, 01/27/25(a)	$500	$544,168
Wells Fargo & Co. 3.50%, 03/08/22	4,000	4,147,039
2.63%, 07/22/22	3,750	3,881,695
3.07%, 01/24/23	2,500	2,571,354
4.13%, 08/15/23	1,750	1,911,571
4.48%, 01/16/24(a)	250	278,050
3.75%, 01/24/24	2,000	2,183,379
3.30%, 09/09/24	750	821,409
3.00%, 02/19/25	350	380,500
3.55%, 09/29/25	1,000	1,123,341
3.00%, 04/22/26	1,750	1,926,046
4.10%, 06/03/26(a)	2,020	2,315,781
3.00%, 10/23/26	1,750	1,938,946
4.30%, 07/22/27	1,500	1,757,664
4.15%, 01/24/29(a)	1,000	1,187,001
5.38%, 11/02/43	900	1,250,554
5.61%, 01/15/44	656	929,748
4.65%, 11/04/44	3,345	4,290,698
3.90%, 05/01/45	1,150	1,437,470
4.90%, 11/17/45	1,500	1,997,857
4.40%, 06/14/46(b)	2,600	3,254,765
4.75%, 12/07/46(a)	1,600	2,093,985
5.95%, 12/01/86(a)	250	335,169
(3 mo. LIBOR US + 0.75%), 2.16%, 02/11/26(c)	1,500	1,577,312
(3 mo. LIBOR US + 0.83%), 2.41%, 10/30/25(c)	1,000	1,057,370
(3 mo. LIBOR US + 1.00%), 2.57%, 02/11/31(a)(c)	1,500	1,591,596
(3 mo. LIBOR US + 1.17%), 3.20%, 06/17/27(c)	1,335	1,480,457
(3 mo. LIBOR US + 1.17%), 2.88%, 10/30/30(c)	2,000	2,181,980
(3 mo. LIBOR US + 1.31%), 3.58%, 05/22/28(c)	1,500	1,700,385
(3 mo. LIBOR US + 3.77%), 4.48%, 04/04/31(c)	2,000	2,445,106
(3 mo. LIBOR US + 4.24%), 5.01%, 04/04/51(c)	3,000	4,263,651
(Secured Overnight Financing Rate + 1.60%), 1.65%, 06/02/24(c)	3,000	3,083,650
(Secured Overnight Financing Rate + 2.00%), 2.19%, 04/30/26(c)	3,000	3,158,662
(Secured Overnight Financing Rate + 2.10%), 2.39%, 06/02/28(c)	900	958,160
(Secured Overnight Financing Rate + 2.53%), 3.07%, 04/30/41(a)(c)	2,000	2,175,598
Series M, 3.45%, 02/13/23	450	476,886
Wells Fargo Bank NA 3.55%, 08/14/23	1,500	1,620,015
6.60%, 01/15/38	500	761,973
Westpac Banking Corp. 2.80%, 01/11/22	1,000	1,026,035
2.75%, 01/11/23	3,000	3,152,152
2.00%, 01/13/23	1,180	1,221,423
2.35%, 02/19/25	500	536,943
2.85%, 05/13/26	500	555,164
3.40%, 01/25/28(a)	500	575,041
2.65%, 01/16/30(a)	795	890,259

24	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Westpac Banking Corp. (continued) 4.42%, 07/24/39(a)	$1,000	$1,276,643
2.96%, 11/16/40(b)	2,000	2,129,748
(5 year CMT + 1.35%), 2.89%, 02/04/30(c)	1,250	1,310,418
(5 year USD ICE Swap + 2.24%), 4.32%, 11/23/31(c)	750	855,206
Zions Bancorp NA, 3.25%, 10/29/29	1,000	1,053,562

		245,140,095

Beverages — 0.7%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
3.65%, 02/01/26	2,250	2,543,332
4.70%, 02/01/36	2,500	3,175,718
4.90%, 02/01/46	5,370	6,982,238
Anheuser-Busch InBev Finance, Inc. 3.65%, 02/01/26	500	566,363
4.00%, 01/17/43	500	574,345
4.63%, 02/01/44	650	807,152
4.90%, 02/01/46	500	642,503
Anheuser-Busch InBev Worldwide, Inc. 4.15%, 01/23/25	1,000	1,138,690
4.00%, 04/13/28	1,000	1,178,960
4.75%, 01/23/29	3,500	4,322,135
3.50%, 06/01/30	1,000	1,158,363
4.38%, 04/15/38(a)	1,000	1,238,198
8.20%, 01/15/39	1,150	1,986,804
5.45%, 01/23/39(a)	1,000	1,358,544
4.35%, 06/01/40	1,000	1,226,953
4.95%, 01/15/42	500	656,865
3.75%, 07/15/42	300	341,296
4.60%, 04/15/48	2,000	2,530,803
4.44%, 10/06/48	632	786,662
5.55%, 01/23/49(a)	3,000	4,265,619
4.50%, 06/01/50	2,200	2,776,972
4.75%, 04/15/58	500	654,306
5.80%, 01/23/59(a)	1,000	1,539,382
4.60%, 06/01/60	500	641,955
Coca-Cola Co. 2.50%, 04/01/23	2,000	2,101,042
3.20%, 11/01/23	2,000	2,168,453
1.75%, 09/06/24(a)	1,000	1,047,465
2.88%, 10/27/25	125	138,604
2.55%, 06/01/26	750	821,838
2.90%, 05/25/27(a)	250	278,826
2.13%, 09/06/29	1,000	1,070,082
3.45%, 03/25/30	500	589,360
2.60%, 06/01/50	1,000	1,055,211
2.50%, 03/15/51(a)	3,000	3,091,522
2.75%, 06/01/60(a)	600	647,711
Constellation Brands, Inc. 2.65%, 11/07/22	4,000	4,156,803
4.75%, 12/01/25	1,000	1,184,537
3.70%, 12/06/26	750	858,324
3.50%, 05/09/27	1,000	1,128,155
3.15%, 08/01/29	1,000	1,113,650
2.88%, 05/01/30(a)	1,000	1,095,779
4.10%, 02/15/48	500	605,689
3.75%, 05/01/50	500	588,724
Diageo Capital PLC 2.63%, 04/29/23(a)	250	261,796
3.50%, 09/18/23(a)	2,000	2,155,350

Security	Par (000)	Value

Beverages (continued)
Diageo Capital PLC (continued) 1.38%, 09/29/25(a)	$500	$513,758
3.88%, 05/18/28(a)	1,000	1,166,409
2.38%, 10/24/29(a)	830	893,522
2.00%, 04/29/30	1,000	1,042,810
2.13%, 04/29/32	1,000	1,056,365
3.88%, 04/29/43(a)	125	154,010
Diageo Investment Corp. 2.88%, 05/11/22	100	103,407
4.25%, 05/11/42	250	320,401
Keurig Dr. Pepper, Inc. 2.70%, 11/15/22	100	103,450
4.06%, 05/25/23(a)	3,500	3,802,803
4.42%, 05/25/25	250	288,234
4.60%, 05/25/28	750	912,827
3.20%, 05/01/30	500	566,112
4.99%, 05/25/38(a)	250	334,741
4.42%, 12/15/46	500	636,716
5.09%, 05/25/48	750	1,058,250
3.80%, 05/01/50	500	598,855
Molson Coors Beverage Co. 3.50%, 05/01/22(a)	75	77,988
3.00%, 07/15/26(a)	2,345	2,556,453
5.00%, 05/01/42(a)	750	938,619
4.20%, 07/15/46	500	573,730
PepsiCo, Inc. 2.75%, 03/05/22	250	257,341
3.10%, 07/17/22	500	519,466
2.75%, 03/01/23	300	316,743
0.75%, 05/01/23(a)	295	299,207
0.40%, 10/07/23	215	216,184
3.60%, 03/01/24	250	272,808
2.25%, 03/19/25	2,400	2,563,649
2.75%, 04/30/25	1,000	1,088,498
3.50%, 07/17/25	250	281,594
2.85%, 02/24/26(a)	500	553,596
2.38%, 10/06/26	1,000	1,090,157
3.00%, 10/15/27(a)	500	564,019
2.63%, 07/29/29	1,000	1,103,921
2.75%, 03/19/30	1,400	1,567,559
1.63%, 05/01/30	600	615,805
1.40%, 02/25/31(a)	1,200	1,208,457
3.50%, 03/19/40	500	599,752
3.60%, 08/13/42	100	122,185
4.60%, 07/17/45(a)	500	699,931
4.45%, 04/14/46(a)	1,000	1,395,166
3.45%, 10/06/46(a)	2,250	2,720,566
4.00%, 05/02/47	500	661,390
3.38%, 07/29/49(a)	600	728,057
2.88%, 10/15/49	500	559,778
3.63%, 03/19/50	1,400	1,776,508

		108,734,876

Biotechnology — 0.3%
Amgen, Inc. 2.70%, 05/01/22	500	514,469
2.65%, 05/11/22	2,000	2,061,874
2.25%, 08/19/23	250	262,599
3.63%, 05/22/24	250	274,416
3.13%, 05/01/25	750	826,323
2.60%, 08/19/26	715	780,578
3.20%, 11/02/27	2,000	2,245,464

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) December 31, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Biotechnology (continued)
Amgen, Inc. (continued) 3.15%, 02/21/40	$1,000	$1,100,810
4.95%, 10/01/41	2,000	2,705,672
5.15%, 11/15/41	500	697,043
4.40%, 05/01/45	1,925	2,470,673
4.56%, 06/15/48	500	662,246
3.38%, 02/21/50	2,000	2,234,560
4.66%, 06/15/51	904	1,233,096
2.77%, 09/01/53(d)	1,064	1,068,983
Baxalta, Inc. 4.00%, 06/23/25	1,398	1,579,037
5.25%, 06/23/45	105	143,809
Biogen, Inc. 4.05%, 09/15/25	595	681,840
2.25%, 05/01/30(a)	795	830,458
5.20%, 09/15/45	1,150	1,561,579
3.15%, 05/01/50	1,130	1,171,730
Gilead Sciences, Inc. 1.95%, 03/01/22(a)	1,000	1,018,851
2.50%, 09/01/23	500	525,929
0.75%, 09/29/23	425	426,292
3.70%, 04/01/24	1,750	1,907,383
3.50%, 02/01/25	1,170	1,292,467
3.65%, 03/01/26	1,325	1,503,189
2.95%, 03/01/27	500	549,344
1.20%, 10/01/27	355	357,459
1.65%, 10/01/30	1,060	1,063,642
4.60%, 09/01/35	1,350	1,743,853
2.60%, 10/01/40	580	585,589
5.65%, 12/01/41(a)	50	72,146
4.80%, 04/01/44	1,100	1,451,610
4.50%, 02/01/45(a)	1,150	1,465,641
4.75%, 03/01/46	1,500	1,988,098
4.15%, 03/01/47(a)	1,150	1,404,788
2.80%, 10/01/50	550	545,835
Regeneron Pharmaceuticals, Inc. 1.75%, 09/15/30	810	797,637
2.80%, 09/15/50	835	809,860
Royalty Pharma PLC(d) 1.75%, 09/02/27(a)	1,500	1,543,449
2.20%, 09/02/30(b)	2,000	2,053,839
3.30%, 09/02/40	1,000	1,051,459

		49,265,619

Building Materials — 0.1%
Carrier Global Corp. 1.92%, 02/15/23	1,350	1,390,729
2.24%, 02/15/25	390	412,683
2.49%, 02/15/27	983	1,060,695
2.72%, 02/15/30	500	534,707
3.38%, 04/05/40	1,000	1,097,028
3.58%, 04/05/50	1,500	1,678,532
Fortune Brands Home & Security, Inc., 3.25%, 09/15/29	500	554,060
Johnson Controls International PLC 3.63%, 07/02/24(e)	75	81,350
4.63%, 07/02/44	750	988,991
5.13%, 09/14/45	24	32,952
4.50%, 02/15/47	250	328,592
4.95%, 07/02/64(a)(e)	179	245,727

Security	Par (000)	Value

Building Materials (continued)
Johnson Controls International PLC/Tyco Fire & Security Finance SCA, 1.75%, 09/15/30(a)	$395	$403,189
Martin Marietta Materials Inc., 3.45%, 06/01/27	250	279,972
Martin Marietta Materials, Inc. 4.25%, 12/15/47	250	298,770
Series CB, 2.50%, 03/15/30	1,000	1,065,465
Masco Corp., 4.38%, 04/01/26	1,000	1,171,100
Owens Corning 4.20%, 12/01/24	250	277,923
3.88%, 06/01/30	300	346,039
4.40%, 01/30/48	1,000	1,204,276
Vulcan Materials Co. 3.90%, 04/01/27(a)	1,000	1,165,780
4.50%, 06/15/47	500	619,389

		15,237,949

Building Products — 0.3%
Allegion PLC, 3.50%, 10/01/29(a)	500	554,874
Home Depot, Inc. 2.63%, 06/01/22	2,750	2,835,859
3.35%, 09/15/25	1,500	1,689,159
2.13%, 09/15/26	500	538,884
2.50%, 04/15/27	800	877,906
2.80%, 09/14/27	500	556,368
3.90%, 12/06/28(a)	440	529,407
2.95%, 06/15/29	590	670,645
2.70%, 04/15/30(a)	300	334,833
5.88%, 12/16/36	100	151,615
3.30%, 04/15/40	1,100	1,296,462
5.40%, 09/15/40	500	731,209
5.95%, 04/01/41	500	772,546
4.20%, 04/01/43	750	975,569
4.40%, 03/15/45	2,250	2,990,981
4.25%, 04/01/46	1,000	1,326,623
3.90%, 06/15/47(a)	1,000	1,277,096
4.50%, 12/06/48	1,000	1,403,792
3.13%, 12/15/49	600	692,232
3.35%, 04/15/50	1,565	1,862,466
3.50%, 09/15/56	140	175,047
Lowe’s Companies, Inc. 1.30%, 04/15/28	845	852,453
1.70%, 10/15/30(a)	450	455,930
3.00%, 10/15/50	1,230	1,315,627
Lowe’s Cos., Inc. 3.12%, 04/15/22	1,600	1,646,842
4.00%, 04/15/25	1,000	1,136,210
3.38%, 09/15/25	500	558,070
2.50%, 04/15/26	955	1,035,623
3.65%, 04/05/29	500	583,485
4.50%, 04/15/30	1,000	1,244,767
5.00%, 04/15/40	1,000	1,353,907
4.38%, 09/15/45(a)	1,000	1,255,850
3.70%, 04/15/46(a)	750	889,310
4.05%, 05/03/47(a)	1,000	1,251,823

		35,823,470

Capital Markets — 0.7%
Ameriprise Financial, Inc. 4.00%, 10/15/23(a)	150	165,323
2.88%, 09/15/26	500	552,745

26	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Capital Markets (continued)
Ares Capital Corp. 4.20%, 06/10/24	$500	$539,718
3.25%, 07/15/25(a)	875	927,321
Bank of New York Mellon Corp. 2.60%, 02/07/22	1,000	1,023,703
1.95%, 08/23/22	1,000	1,028,594
1.85%, 01/27/23(a)	245	252,657
3.45%, 08/11/23	500	540,482
2.20%, 08/16/23	1,000	1,047,538
2.10%, 10/24/24	250	265,511
1.60%, 04/24/25	2,000	2,090,950
2.80%, 05/04/26	70	77,157
3.25%, 05/16/27	750	844,627
3.85%, 04/28/28(a)	2,000	2,399,545
3.30%, 08/23/29	1,000	1,139,625
Series G, 3.00%, 02/24/25(a)	105	115,252
Brookfield Asset Management, Inc., 4.00%, 01/15/25(a)	250	278,763
Brookfield Finance, Inc. 4.00%, 04/01/24(a)	150	164,653
3.90%, 01/25/28	1,000	1,147,422
4.35%, 04/15/30	2,000	2,395,129
4.70%, 09/20/47	500	632,721
Charles Schwab Corp. 3.00%, 03/10/25	80	87,462
3.85%, 05/21/25	1,000	1,137,664
0.90%, 03/11/26	1,690	1,711,630
3.20%, 01/25/28	1,000	1,132,439
3.25%, 05/22/29(a)	200	229,625
4.63%, 03/22/30(a)	1,000	1,256,435
1.65%, 03/11/31	2,000	2,019,588
E*TRADE Financial Corp., 4.50%, 06/20/28	1,000	1,202,169
Franklin Resources, Inc., 2.80%, 09/15/22	150	156,248
FS KKR Capital Corp. 4.63%, 07/15/24	500	526,787
4.13%, 02/01/25(a)	100	104,093
Invesco Finance PLC 4.00%, 01/30/24	250	274,419
5.38%, 11/30/43	500	652,783
Jefferies Financial Group, Inc., 5.50%, 10/18/23	150	165,179
Jefferies Group LLC, 5.13%, 01/20/23	650	710,083
Jefferies Group LLC/Jefferies Group Capital Finance, Inc. 4.85%, 01/15/27	1,000	1,169,754
4.15%, 01/23/30	1,000	1,165,575
Kreditanstalt fuer Wiederaufbau 2.63%, 01/25/22	2,000	2,052,039
2.50%, 02/15/22	3,000	3,077,430
2.13%, 03/07/22	2,000	2,046,240
2.13%, 06/15/22	2,250	2,313,458
2.38%, 12/29/22	3,000	3,129,265
2.13%, 01/17/23	5,200	5,405,055
1.63%, 02/15/23	4,000	4,121,320
0.25%, 10/19/23(a)	3,000	3,002,490
2.63%, 02/28/24	1,000	1,074,538
1.38%, 08/05/24	3,000	3,116,735
2.50%, 11/20/24	2,000	2,168,500
2.00%, 05/02/25	2,000	2,140,303
0.38%, 07/18/25	2,000	1,994,960
2.88%, 04/03/28	5,000	5,756,157

Security	Par (000)	Value

Capital Markets (continued)
Kreditanstalt fuer Wiederaufbau (continued)
1.75%, 09/14/29	$1,500	$1,603,566
Landwirtschaftliche Rentenbank 2.00%, 01/13/25	1,000	1,064,207
2.38%, 06/10/25	2,000	2,170,920
Lazard Group LLC, 4.38%, 03/11/29	1,000	1,172,640
Legg Mason, Inc., 5.63%, 01/15/44	625	896,846
Nomura Holdings, Inc. 2.65%, 01/16/25	900	961,172
3.10%, 01/16/30	900	982,281
2.68%, 07/16/30	2,000	2,117,327
Northern Trust Corp. 3.65%, 08/03/28	250	292,656
3.15%, 05/03/29	500	566,209
Oesterreichische Kontrollbank AG 2.88%, 03/13/23	2,000	2,114,214
1.50%, 02/12/25	1,000	1,043,895
Owl Rock Capital Corp. 4.00%, 03/30/25(a)	345	360,233
3.75%, 07/22/25	265	274,992
Raymond James Financial, Inc., 4.95%, 07/15/46	500	685,224
State Street Corp. 3.10%, 05/15/23	250	265,833
3.30%, 12/16/24(a)	405	449,386
2.65%, 05/19/26	1,000	1,100,172
2.40%, 01/24/30(a)	300	327,832
(3 mo. LIBOR US + 0.64%), 2.65%, 05/15/23(a)(c)	1,000	1,031,258
(Secured Overnight Financing Rate + 0.94%), 2.35%, 11/01/25(c)	1,450	1,547,566
(Secured Overnight Financing Rate + 1.49%), 3.03%, 11/01/34(c)	200	219,233
(Secured Overnight Financing Rate + 2.60%), 2.90%, 03/30/26(c)	1,000	1,089,320
TD Ameritrade Holding Corp. 2.95%, 04/01/22	250	257,248
3.63%, 04/01/25(a)	1,000	1,112,239
2.75%, 10/01/29	1,000	1,097,621
TPG Specialty Lending, Inc., 3.88%, 11/01/24(a)	500	515,428

		98,049,377

Chemicals — 0.4%
Air Products and Chemicals, Inc. 1.50%, 10/15/25	585	609,762
1.85%, 05/15/27(a)	415	439,281
2.05%, 05/15/30	430	458,702
2.70%, 05/15/40	495	533,479
2.80%, 05/15/50	645	708,935
Albemarle Corp., 4.15%, 12/01/24(a)	250	277,286
Cabot Corp., 4.00%, 07/01/29	1,500	1,620,188
Dow Chemical Co. 3.50%, 10/01/24(a)	500	547,697
4.80%, 11/30/28	300	368,868
4.25%, 10/01/34	1,600	1,931,907
9.40%, 05/15/39	250	448,778
5.25%, 11/15/41	100	132,151
4.38%, 11/15/42	250	306,185
5.55%, 11/30/48	1,000	1,438,171
4.80%, 05/15/49	1,000	1,350,555
3.60%, 11/15/50	1,000	1,123,550

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) December 31, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals (continued)
DuPont de Nemours, Inc. 2.17%, 05/01/23(a)	$1,000	$1,013,250
4.21%, 11/15/23	2,000	2,206,481
4.73%, 11/15/28	1,500	1,847,902
5.32%, 11/15/38	750	1,015,805
5.42%, 11/15/48	1,500	2,179,732
Eastman Chemical Co. 3.60%, 08/15/22	200	208,936
3.80%, 03/15/25	1,050	1,167,435
4.50%, 12/01/28	1,000	1,204,195
4.80%, 09/01/42	250	319,917
Ecolab, Inc. 2.38%, 08/10/22(a)	500	515,412
3.25%, 01/14/23(a)	250	263,102
3.25%, 12/01/27(a)	1,000	1,134,832
4.80%, 03/24/30	500	637,995
1.30%, 01/30/31(a)	800	792,397
3.70%, 11/01/46	250	295,845
2.13%, 08/15/50	800	767,293
EI du Pont de Nemours and Co. 1.70%, 07/15/25	800	833,686
2.30%, 07/15/30	800	850,966
Emerson Electric Co. 2.63%, 02/15/23	350	365,008
2.75%, 10/15/50(a)	1,000	1,053,179
FMC Corp. 3.20%, 10/01/26(a)	155	172,626
3.45%, 10/01/29	115	130,920
4.50%, 10/01/49	165	213,919
International Flavors & Fragrances, Inc.(a) 4.45%, 09/26/28	500	591,903
5.00%, 09/26/48	500	673,070
Linde, Inc. 2.70%, 02/21/23	1,000	1,044,043
2.65%, 02/05/25(a)	165	178,677
3.20%, 01/30/26(a)	250	279,997
1.10%, 08/10/30(a)	900	890,592
2.00%, 08/10/50(a)	705	660,277
LYB International Finance BV 4.00%, 07/15/23	450	488,036
5.25%, 07/15/43	75	96,776
4.88%, 03/15/44	350	440,363
LYB International Finance II BV, 3.50%, 03/02/27	1,000	1,115,086
LYB International Finance III LLC 1.25%, 10/01/25(a)	210	213,678
3.38%, 05/01/30(a)	1,000	1,120,370
2.25%, 10/01/30	675	694,436
3.38%, 10/01/40	535	564,290
4.20%, 10/15/49	830	970,206
4.20%, 05/01/50	500	582,670
3.63%, 04/01/51	730	797,694
3.80%, 10/01/60	545	585,325
LyondellBasell Industries NV, 4.63%, 02/26/55(a)	600	722,497
Mosaic Co. 4.25%, 11/15/23	1,000	1,091,460
4.05%, 11/15/27(a)	1,000	1,132,330
5.45%, 11/15/33	250	310,814
Nutrien Ltd. 3.15%, 10/01/22	1,050	1,092,039
3.50%, 06/01/23(a)	250	265,821

Security	Par (000)	Value

Chemicals (continued)
Nutrien Ltd. (continued) 3.63%, 03/15/24	$250	$271,164
3.38%, 03/15/25	1,395	1,533,565
3.00%, 04/01/25	250	270,038
4.00%, 12/15/26	250	290,582
4.90%, 06/01/43	500	640,094
5.00%, 04/01/49	750	1,037,230
3.95%, 05/13/50(a)	1,000	1,219,656
PPG Industries, Inc.(a) 2.40%, 08/15/24	1,000	1,059,277
2.80%, 08/15/29	1,000	1,096,796
Rohm & Haas Co., 7.85%, 07/15/29	250	349,120
RPM International, Inc., 5.25%, 06/01/45	250	307,136
Sherwin-Williams Co. 3.95%, 01/15/26	500	571,878
3.45%, 06/01/27	250	282,435
2.95%, 08/15/29	620	682,208
4.50%, 06/01/47	1,000	1,337,625
3.80%, 08/15/49	880	1,060,738
Westlake Chemical Corp. 3.60%, 08/15/26	500	561,150
3.38%, 06/15/30(a)	300	329,992
5.00%, 08/15/46	750	973,140

		61,962,602

Commercial Services & Supplies — 0.0%
GATX Corp. 3.25%, 09/15/26(a)	750	834,329
3.85%, 03/30/27	500	566,729
4.70%, 04/01/29(a)	1,000	1,219,058
George Washington University 4.87%, 09/15/45(a)	100	136,929
Series 2014, 4.30%, 09/15/44	250	313,177
Series 2018, 4.13%, 09/15/48(a)	164	207,686
Rockefeller Foundation, Series 2020, 2.49%, 10/01/50	193	201,028

		3,478,936

Communications Equipment — 0.1%
Cisco Systems, Inc. 3.00%, 06/15/22(a)	3,000	3,119,945
2.60%, 02/28/23	500	525,410
2.20%, 09/20/23	1,000	1,046,911
3.63%, 03/04/24	1,000	1,099,452
2.95%, 02/28/26	1,500	1,669,251
2.50%, 09/20/26	1,000	1,098,885
5.90%, 02/15/39	500	771,037
5.50%, 01/15/40	850	1,272,191
Juniper Networks, Inc. 3.75%, 08/15/29(a)	500	576,278
5.95%, 03/15/41	500	658,100
Motorola Solutions, Inc. 4.60%, 02/23/28(a)	500	603,214
4.60%, 05/23/29	965	1,156,084
2.30%, 11/15/30	840	856,239

		14,452,997

Construction Materials — 0.0%
WW Grainger, Inc., 4.60%, 06/15/45	1,250	1,677,438

28	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Consumer Discretionary — 0.0%
Cintas Corp. No. 2 2.90%, 04/01/22	$250	$257,319
3.70%, 04/01/27	500	576,091
RELX Capital, Inc., 3.50%, 03/16/23	300	319,072

		1,152,482

Consumer Finance — 0.5%
American Express Co. 2.75%, 05/20/22	1,000	1,031,653
2.65%, 12/02/22	1,000	1,043,840
3.40%, 02/27/23	2,000	2,127,119
3.70%, 08/03/23	2,000	2,165,778
3.40%, 02/22/24(a)	3,000	3,255,844
2.50%, 07/30/24	655	698,757
3.00%, 10/30/24	1,000	1,092,185
3.63%, 12/05/24	300	332,891
3.13%, 05/20/26	3,000	3,359,640
4.05%, 12/03/42	67	85,418
American Express Credit Corp.(a) 2.70%, 03/03/22	1,000	1,025,632
3.30%, 05/03/27	500	570,472
Andrew W Mellon Foundation (The), Series 2020, 0.95%, 08/01/27	112	111,924
Automatic Data Processing, Inc., 1.25%, 09/01/30	2,000	1,996,345
Capital One Bank USA NA, 3.38%, 02/15/23	350	369,863
Capital One Financial Corp. 3.20%, 01/30/23(a)	4,000	4,214,407
3.50%, 06/15/23	110	118,041
3.75%, 04/24/24	250	273,761
3.30%, 10/30/24	1,000	1,098,535
3.20%, 02/05/25	250	272,788
4.20%, 10/29/25(a)	340	388,182
3.75%, 07/28/26	230	260,927
3.75%, 03/09/27(a)	500	570,610
3.65%, 05/11/27(a)	2,000	2,292,927
3.80%, 01/31/28(a)	1,000	1,152,402
Discover Financial Services 3.95%, 11/06/24	350	388,653
3.75%, 03/04/25	75	82,545
Equifax, Inc. 2.60%, 12/01/24	1,000	1,071,056
3.25%, 06/01/26	250	275,600
Global Payments, Inc. 4.00%, 06/01/23	1,000	1,081,477
4.80%, 04/01/26(a)	500	593,361
3.20%, 08/15/29	250	276,635
2.90%, 05/15/30	1,815	1,976,304
4.15%, 08/15/49	355	437,748
IHS Markit Ltd. 4.75%, 08/01/28	300	369,459
4.25%, 05/01/29	1,000	1,214,860
Mastercard, Inc. 3.38%, 04/01/24	250	273,943
2.00%, 03/03/25	1,200	1,273,258
3.30%, 03/26/27	235	268,108
3.50%, 02/26/28(a)	1,000	1,152,898
2.95%, 06/01/29	1,500	1,683,546
3.35%, 03/26/30	830	965,078
3.65%, 06/01/49	500	621,166

Security	Par (000)	Value

Consumer Finance (continued)
Mastercard, Inc. (continued) 3.85%, 03/26/50	$1,050	$1,355,253
Moody’s Corp. 4.50%, 09/01/22(a)	550	580,975
4.88%, 02/15/24	500	563,014
3.25%, 01/15/28	750	843,989
4.25%, 02/01/29(a)	1,000	1,201,706
3.25%, 05/20/50	135	149,840
2.55%, 08/18/60(a)	1,000	936,363
PayPal Holdings, Inc. 1.35%, 06/01/23	395	404,446
2.40%, 10/01/24	1,170	1,250,298
1.65%, 06/01/25	440	459,704
2.65%, 10/01/26	1,000	1,099,200
2.85%, 10/01/29	1,335	1,482,923
2.30%, 06/01/30	465	497,932
3.25%, 06/01/50	585	674,840
S&P Global, Inc. 2.50%, 12/01/29(a)	320	349,022
1.25%, 08/15/30(a)	430	423,909
3.25%, 12/01/49(a)	225	262,868
2.30%, 08/15/60	150	142,760
Synchrony Financial 2.85%, 07/25/22	175	180,714
4.50%, 07/23/25	190	213,744
3.95%, 12/01/27	1,000	1,121,631
5.15%, 03/19/29	500	602,844
Visa, Inc. 2.15%, 09/15/22	2,000	2,062,082
2.80%, 12/14/22(a)	750	784,812
3.15%, 12/14/25	1,945	2,181,989
2.75%, 09/15/27	1,150	1,281,370
2.05%, 04/15/30	1,000	1,069,520
1.10%, 02/15/31	1,400	1,380,308
4.15%, 12/14/35	500	649,897
2.70%, 04/15/40	1,000	1,091,631
4.30%, 12/14/45	1,750	2,397,042
3.65%, 09/15/47	195	244,396
2.00%, 08/15/50	1,100	1,050,559
Western Union Co., 6.20%, 11/17/36(a)	525	667,084

		73,574,301

Containers & Packaging — 0.1%
Bemis Co., Inc., 2.63%, 06/19/30	275	297,809
Fibria Overseas Finance Ltd., 5.50%, 01/17/27	1,000	1,139,687
Georgia-Pacific LLC, 8.88%, 05/15/31	525	848,605
International Paper Co. 3.80%, 01/15/26	1,000	1,133,021
5.00%, 09/15/35	250	329,566
7.30%, 11/15/39	250	400,612
4.80%, 06/15/44	250	336,428
5.15%, 05/15/46	1,000	1,386,168
4.40%, 08/15/47(a)	500	654,156
4.35%, 08/15/48(a)	750	982,253
Packaging Corp. of America 4.50%, 11/01/23	250	275,696
3.00%, 12/15/29	200	222,819
4.05%, 12/15/49	650	806,179
WestRock MWV LLC, 8.20%, 01/15/30(a)	100	142,508

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) December 31, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Containers & Packaging (continued)
WRKCo, Inc. 4.65%, 03/15/26	$1,170	$1,375,991
3.38%, 09/15/27(a)	500	558,963
4.00%, 03/15/28(a)	1,000	1,159,488
4.90%, 03/15/29(a)	1,000	1,235,202

		13,285,151

Diversified Financial Services — 4.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.30%, 01/23/23	500	521,726
4.88%, 01/16/24	1,000	1,091,706
2.88%, 08/14/24	1,000	1,039,986
6.50%, 07/15/25	1,000	1,195,449
3.65%, 07/21/27	1,000	1,086,673
3.88%, 01/23/28(a)	500	538,540
Air Lease Corp. 2.25%, 01/15/23(a)	1,095	1,124,257
3.00%, 09/15/23	500	525,674
4.25%, 02/01/24	500	542,631
4.25%, 09/15/24	250	273,908
2.30%, 02/01/25	375	388,217
3.25%, 03/01/25(a)	2,000	2,141,386
3.38%, 07/01/25(a)	1,000	1,075,398
3.63%, 12/01/27	200	215,902
3.25%, 10/01/29	500	528,425
3.00%, 02/01/30(a)	400	410,640
Aircastle Ltd. 5.00%, 04/01/23(a)	100	106,590
4.13%, 05/01/24(a)	1,000	1,057,639
4.25%, 06/15/26	500	526,578
Ally Financial, Inc. 4.13%, 02/13/22	500	519,243
4.63%, 05/19/22	500	527,027
3.05%, 06/05/23	2,000	2,108,801
1.45%, 10/02/23	335	341,974
3.88%, 05/21/24(a)	1,500	1,643,617
5.13%, 09/30/24	2,300	2,651,522
4.63%, 03/30/25	1,500	1,709,725
5.80%, 05/01/25	500	593,725
Banco Santander SA 3.50%, 04/11/22	1,600	1,661,526
3.13%, 02/23/23(a)	1,000	1,052,895
2.71%, 06/27/24	1,000	1,067,776
2.75%, 05/28/25	1,400	1,494,535
5.18%, 11/19/25	200	234,519
3.80%, 02/23/28	600	679,563
4.38%, 04/12/28(a)	1,000	1,166,413
3.31%, 06/27/29	600	675,222
3.49%, 05/28/30	800	896,628
2.75%, 12/03/30	400	412,291
Bank of America Corp. 2.50%, 10/21/22	1,000	1,017,904
3.30%, 01/11/23	1,000	1,060,210
4.10%, 07/24/23	4,000	4,377,684
4.00%, 04/01/24	500	555,031
4.20%, 08/26/24	1,750	1,959,092
4.00%, 01/22/25	750	842,761
3.88%, 08/01/25	2,250	2,564,540
4.45%, 03/03/26	1,340	1,561,836
3.50%, 04/19/26	645	730,997

Security	Par (000)	Value

Diversified Financial Services (continued)
Bank of America Corp. (continued) 4.25%, 10/22/26	$1,290	$1,513,128
3.25%, 10/21/27	1,375	1,538,752
6.11%, 01/29/37	350	509,786
7.75%, 05/14/38	200	341,001
5.88%, 02/07/42	1,100	1,673,492
5.00%, 01/21/44	1,250	1,754,621
(3 mo. LIBOR US + 0.64%), 2.02%, 02/13/26(c)	1,400	1,467,258
(3 mo. LIBOR US + 0.78%), 3.55%, 03/05/24(c)	1,000	1,068,290
(3 mo. LIBOR US + 0.79%), 3.00%, 12/20/23(c)	5,144	5,414,111
(3 mo. LIBOR US + 0.81%), 3.37%, 01/23/26(a)(c)	2,000	2,201,801
(3 mo. LIBOR US + 0.87%), 2.46%, 10/22/25(c)	385	410,421
(3 mo. LIBOR US + 0.93%), 2.82%, 07/21/23(c)	500	519,216
(3 mo. LIBOR US + 0.94%), 3.86%, 07/23/24(c)	1,500	1,626,302
(3 mo. LIBOR US + 0.97%), 3.46%, 03/15/25(c)	1,000	1,088,792
(3 mo. LIBOR US + 0.99%), 2.50%, 02/13/31(c)	3,500	3,717,234
(3 mo. LIBOR US + 1.02%), 2.88%, 04/24/23(c)	1,000	1,031,916
(3 mo. LIBOR US + 1.04%), 3.42%, 12/20/28(c)	2,544	2,873,560
(3 mo. LIBOR US + 1.06%), 3.56%, 04/23/27(c)	1,000	1,129,109
(3 mo. LIBOR US + 1.07%), 3.97%, 03/05/29(c)	1,000	1,167,589
(3 mo. LIBOR US + 1.09%), 3.09%, 10/01/25(c)	1,000	1,082,516
(3 mo. LIBOR US + 1.18%), 3.19%, 07/23/30(c)	4,965	5,564,225
(3 mo. LIBOR US + 1.19%), 2.88%, 10/22/30(c)	1,000	1,098,110
(3 mo. LIBOR US + 1.19%), 3.95%, 01/23/49(c)	600	749,958
(3 mo. LIBOR US + 1.21%), 3.97%, 02/07/30(c)	2,650	3,121,256
(3 mo. LIBOR US + 1.31%), 4.27%, 07/23/29(a)(c)	1,450	1,726,581
(3 mo. LIBOR US + 1.32%), 4.08%, 04/23/40(c)	1,000	1,231,264
(3 mo. LIBOR US + 1.37%), 3.59%, 07/21/28(c)	500	568,010
(3 mo. LIBOR US + 1.51%), 3.71%, 04/24/28(c)	1,000	1,138,459
(3 mo. LIBOR US + 1.52%), 4.33%, 03/15/50(c)	2,000	2,623,948
(3 mo. LIBOR US + 1.58%), 3.82%, 01/20/28(c)	2,000	2,297,179
(3 mo. LIBOR US + 1.81%), 4.24%, 04/24/38(c)	1,500	1,847,875
(3 mo. LIBOR US + 1.99%), 4.44%, 01/20/48(c)	1,150	1,522,142

30	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
Bank of America Corp. (continued)
(3 mo. LIBOR US + 3.15%), 4.08%, 03/20/51(c)	$3,900	$4,925,187
(Secured Overnight Financing Rate + 0.74%), 0.81%, 10/24/24(c)	1,600	1,614,951
(Secured Overnight Financing Rate + 1.01%), 1.20%, 10/24/26(a)(c)	1,100	1,114,646
(Secured Overnight Financing Rate + 1.15%), 1.32%, 06/19/26(c)	1,700	1,736,263
(Secured Overnight Financing Rate + 1.37%), 1.92%, 10/24/31(c)	1,700	1,722,475
(Secured Overnight Financing Rate + 1.53%), 1.90%, 07/23/31(c)	2,000	2,020,682
(Secured Overnight Financing Rate + 1.88%), 2.83%, 10/24/51(c)	315	328,568
(Secured Overnight Financing Rate + 1.93%), 2.68%, 06/19/41(c)	3,000	3,125,690
(Secured Overnight Financing Rate + 2.15%), 2.59%, 04/29/31(c)	2,700	2,893,748
Series L, 3.95%, 04/21/25	2,155	2,429,307
Series L, 4.18%, 11/25/27	1,000	1,160,086
Bank of Nova Scotia 2.70%, 03/07/22	1,000	1,029,326
2.45%, 09/19/22	2,000	2,077,478
2.00%, 11/15/22	1,000	1,032,674
2.38%, 01/18/23	475	494,572
3.40%, 02/11/24(a)	1,000	1,088,173
2.20%, 02/03/25	2,000	2,125,102
4.50%, 12/16/25	250	291,486
2.70%, 08/03/26(a)	500	551,274
Barclays PLC 3.68%, 01/10/23	1,500	1,545,973
3.65%, 03/16/25(a)	450	495,061
4.38%, 01/12/26(a)	2,000	2,305,191
5.20%, 05/12/26	1,000	1,162,720
4.34%, 01/10/28	750	861,591
4.84%, 05/09/28(a)	1,000	1,152,581
5.25%, 08/17/45	250	345,444
4.95%, 01/10/47(a)	1,000	1,365,476
(1 year CMT + 1.90%), 2.65%, 06/24/31(c)	2,000	2,082,687
(3 mo. LIBOR US + 1.36%), 4.34%, 05/16/24(c)	2,000	2,164,621
(3 mo. LIBOR US + 1.40%), 4.61%, 02/15/23(b)(c)	3,000	3,131,803
(3 mo. LIBOR US + 1.90%), 4.97%, 05/16/29(a)(c)	2,250	2,699,127
(3 mo. LIBOR US + 2.45%), 2.85%, 05/07/26(a)(c)	500	536,970
(3 mo. LIBOR US + 3.05%), 5.09%, 06/20/30(a)(c)	1,000	1,199,584
BNP Paribas SA 3.25%, 03/03/23	250	265,691
4.25%, 10/15/24(a)	500	562,972
Cboe Global Markets, Inc., 1.63%, 12/15/30	1,700	1,719,215
Citigroup, Inc. 2.75%, 04/25/22	1,500	1,544,832
4.05%, 07/30/22	250	264,374
2.70%, 10/27/22(b)	3,500	3,640,073
3.50%, 05/15/23	3,500	3,749,957
3.88%, 03/26/25	500	558,006
3.30%, 04/27/25	155	171,889

Security	Par (000)	Value

Diversified Financial Services (continued)
Citigroup, Inc. (continued) 4.40%, 06/10/25	$500	$571,653
3.70%, 01/12/26	1,000	1,136,358
4.60%, 03/09/26	750	878,916
3.40%, 05/01/26	500	562,789
3.20%, 10/21/26	2,500	2,794,169
4.30%, 11/20/26	150	174,631
4.45%, 09/29/27	3,000	3,546,415
4.13%, 07/25/28	750	877,260
6.63%, 06/15/32	100	141,759
6.13%, 08/25/36	184	258,591
8.13%, 07/15/39	575	1,027,833
5.88%, 01/30/42(a)	2,500	3,797,078
6.68%, 09/13/43	250	407,025
5.30%, 05/06/44(a)	500	705,457
4.65%, 07/30/45	750	1,003,853
4.75%, 05/18/46	1,500	2,004,028
4.65%, 07/23/48	1,500	2,070,649
(3 mo. LIBOR US + 0.72%), 3.14%, 01/24/23(c)	3,500	3,599,008
(3 mo. LIBOR US + 0.90%), 3.35%, 04/24/25(c)	4,000	4,348,703
(3 mo. LIBOR US + 0.95%), 2.88%, 07/24/23(c)	1,500	1,558,174
(3 mo. LIBOR US + 1.15%), 3.52%, 10/27/28(c)	2,000	2,261,109
(3 mo. LIBOR US + 1.34%), 3.98%, 03/20/30(c)	500	588,004
(3 mo. LIBOR US + 1.39%), 3.67%, 07/24/28(c)	1,000	1,133,705
(3 mo. LIBOR US + 1.56%), 3.89%, 01/10/28(a)(c)	1,000	1,146,078
(3 mo. LIBOR US + 1.84%), 4.28%, 04/24/48(a)(c)	1,000	1,308,328
(Secured Overnight Financing Rate + 1.15%), 2.67%, 01/29/31(c)	1,000	1,072,798
(Secured Overnight Financing Rate + 1.42%), 2.98%, 11/05/30(a)(c)	1,000	1,101,313
(Secured Overnight Financing Rate + 1.67%), 1.68%, 05/15/24(c)	1,000	1,030,111
(Secured Overnight Financing Rate + 2.11%), 2.57%, 06/03/31(c)	1,500	1,598,790
(Secured Overnight Financing Rate + 2.75%), 3.11%, 04/08/26(c)	1,400	1,529,587
(Secured Overnight Financing Rate + 3.91%), 4.41%, 03/31/31(c)	2,400	2,910,377
(Secured Overnight Financing Rate + 4.55%), 5.32%, 03/26/41(c)	2,400	3,379,486
CME Group, Inc. 3.00%, 09/15/22	1,000	1,045,855
3.00%, 03/15/25	1,250	1,370,428
3.75%, 06/15/28	1,000	1,184,815
5.30%, 09/15/43(a)	100	149,304
Credit Suisse Group AG 3.80%, 06/09/23(a)	1,000	1,076,991
3.75%, 03/26/25	500	555,105
4.55%, 04/17/26	2,250	2,647,124
4.88%, 05/15/45(a)	1,500	2,100,928
Credit Suisse Group Funding Guernsey Ltd., 3.80%, 09/15/22	500	528,095
Deutsche Bank AG, 4.10%, 01/13/26	350	387,671

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) December 31, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
Deutsche Bank AG, London, 3.70%, 05/30/24(a)	$215	$231,718
Deutsche Bank AG, New York 3.95%, 02/27/23(a)	2,000	2,124,959
(Secured Overnight Financing Rate + 1.87%), 2.13%, 11/24/26(c)	1,405	1,437,931
(Secured Overnight Financing Rate + 2.16%), 2.22%, 09/18/24(c)	1,435	1,476,240
(Secured Overnight Financing Rate + 2.58%), 3.96%, 11/26/25(c)	800	874,272
(Secured Overnight Financing Rate + 3.04%), 3.55%, 09/18/31(a)(c)	855	926,599
GE Capital Funding LLC (d) 3.45%, 05/15/25(b)	2,000	2,206,645
4.05%, 05/15/27	500	571,997
4.40%, 05/15/30	2,000	2,357,657
4.55%, 05/15/32	1,000	1,200,118
GE Capital International Funding Co.(a) 3.37%, 11/15/25	1,427	1,583,784
4.42%, 11/15/35	5,685	6,785,309
Goldman Sachs Group, Inc. 5.75%, 01/24/22	2,350	2,483,940
3.00%, 04/26/22	3,000	3,024,343
3.63%, 01/22/23(a)	150	160,070
3.63%, 02/20/24	1,000	1,088,315
4.00%, 03/03/24	3,425	3,784,529
3.85%, 07/08/24	500	552,835
3.50%, 01/23/25	750	827,745
3.50%, 04/01/25	1,915	2,127,545
3.75%, 05/22/25	2,250	2,526,189
4.25%, 10/21/25	1,050	1,204,141
3.75%, 02/25/26	380	431,660
3.50%, 11/16/26	2,000	2,245,287
5.95%, 01/15/27	250	315,138
3.85%, 01/26/27	2,000	2,282,389
2.60%, 02/07/30	2,000	2,151,303
3.80%, 03/15/30	2,600	3,059,310
6.75%, 10/01/37	1,650	2,524,766
4.80%, 07/08/44	1,250	1,729,207
5.15%, 05/22/45	1,500	2,090,367
4.75%, 10/21/45	1,750	2,437,187
(3 mo. LIBOR US + 0.99%), 2.91%, 07/24/23(c)	2,000	2,077,279
(3 mo. LIBOR US + 1.16%), 3.81%, 04/23/29(c)	2,000	2,314,841
(3 mo. LIBOR US + 1.20%), 3.27%, 09/29/25(c)	1,000	1,095,425
(3 mo. LIBOR US + 1.30%), 4.22%, 05/01/29(c)	3,000	3,559,089
(3 mo. LIBOR US + 1.37%), 4.02%, 10/31/38(c)	2,000	2,440,678
(3 mo. LIBOR US + 1.43%), 4.41%, 04/23/39(a)(c)	2,400	3,068,143
(3 mo. LIBOR US + 1.51%), 3.69%, 06/05/28(a)(c)	2,500	2,880,058
Series VAR, (Secured Overnight Financing Rate + 0.79%), 1.09%, 12/09/26(b)(c)	3,000	3,032,977
HSBC Holdings PLC 3.60%, 05/25/23(a)	3,750	4,033,546
4.25%, 03/14/24(a)	500	551,672
4.25%, 08/18/25	500	568,086
4.30%, 03/08/26	1,000	1,152,155

Security	Par (000)	Value

Diversified Financial Services (continued)
HSBC Holdings PLC (continued) 3.90%, 05/25/26	$1,000	$1,141,444
4.38%, 11/23/26(a)	2,000	2,307,653
4.95%, 03/31/30(a)	1,353	1,696,118
6.50%, 05/02/36	200	289,658
6.50%, 09/15/37	750	1,097,510
6.80%, 06/01/38(a)	250	378,683
6.10%, 01/14/42	1,000	1,523,324
5.25%, 03/14/44(a)	1,250	1,740,660
(3 mo. LIBOR US + 0.99%), 3.95%, 05/18/24(c)	3,380	3,645,896
(3 mo. LIBOR US + 1.06%), 3.26%, 03/13/23(c)	1,000	1,032,946
(3 mo. LIBOR US + 1.14%), 2.63%, 11/07/25(a)(c)	1,000	1,064,919
(3 mo. LIBOR US + 1.21%), 3.80%, 03/11/25(a)(c)	1,000	1,091,825
(3 mo. LIBOR US + 1.35%), 4.29%, 09/12/26(c)	3,000	3,419,041
(3 mo. LIBOR US + 1.53%), 4.58%, 06/19/29(c)	3,000	3,549,156
(3 mo. LIBOR US + 1.55%), 4.04%, 03/13/28(c)	3,000	3,425,901
(3 mo. LIBOR US + 1.61%), 3.97%, 05/22/30(c)	3,000	3,464,250
(Secured Overnight Financing Rate + 1.54%), 1.65%, 04/18/26(c)	1,740	1,779,605
(Secured Overnight Financing Rate + 1.95%), 2.36%, 08/18/31(b)(c)	2,000	2,065,639
(Secured Overnight Financing Rate + 2.39%), 2.85%, 06/04/31(c)	2,000	2,145,681
Intercontinental Exchange, Inc. 2.35%, 09/15/22	1,000	1,031,766
3.75%, 12/01/25	1,115	1,263,060
3.75%, 09/21/28	1,135	1,322,172
2.10%, 06/15/30	770	799,244
1.85%, 09/15/32	165	166,423
2.65%, 09/15/40	1,000	1,026,325
4.25%, 09/21/48	500	633,787
3.00%, 06/15/50	435	461,049
3.00%, 09/15/60	1,250	1,306,175
International Lease Finance Corp., 5.88%, 08/15/22(a)	1,000	1,080,498
John Deere Capital Corp. 2.65%, 01/06/22	140	143,412
2.75%, 03/15/22	500	514,883
2.95%, 04/01/22	500	516,659
1.95%, 06/13/22	300	307,268
0.55%, 07/05/22(a)	2,000	2,009,717
2.15%, 09/08/22	1,000	1,033,941
2.80%, 03/06/23(a)	500	527,717
3.45%, 06/07/23	2,000	2,149,365
3.45%, 01/10/24(a)	1,000	1,090,450
2.05%, 01/09/25	1,000	1,060,400
2.25%, 09/14/26	500	541,141
3.05%, 01/06/28	300	339,179
2.80%, 07/18/29	630	701,301
2.45%, 01/09/30	300	329,030
JPMorgan Chase & Co. 4.50%, 01/24/22(a)	2,800	2,924,701
3.25%, 09/23/22	3,200	3,365,472

32	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
JPMorgan Chase & Co. (continued) 2.97%, 01/15/23	$2,000	$2,054,470
3.20%, 01/25/23	3,150	3,334,630
3.38%, 05/01/23	1,250	1,336,001
2.70%, 05/18/23(a)	500	525,673
3.63%, 05/13/24(a)	1,000	1,105,665
3.88%, 09/10/24	1,300	1,455,758
3.13%, 01/23/25	1,250	1,369,074
3.90%, 07/15/25(a)	2,250	2,556,087
3.30%, 04/01/26	500	559,610
3.20%, 06/15/26	1,000	1,118,364
2.95%, 10/01/26	3,000	3,328,329
7.63%, 10/15/26	500	683,825
4.13%, 12/15/26	250	292,266
4.25%, 10/01/27	500	592,931
3.63%, 12/01/27	1,000	1,136,537
6.40%, 05/15/38	1,100	1,703,338
5.50%, 10/15/40	125	183,811
5.60%, 07/15/41	550	832,041
5.40%, 01/06/42	400	595,412
5.63%, 08/16/43	500	752,820
4.85%, 02/01/44	100	143,920
4.95%, 06/01/45	1,250	1,770,903
(3 mo. LIBOR US + 0.70%), 3.21%, 04/01/23(c)	2,000	2,072,626
(3 mo. LIBOR US + 0.73%), 3.56%, 04/23/24(c)	1,500	1,607,724
(3 mo. LIBOR US + 0.89%), 3.80%, 07/23/24(c)	2,500	2,711,888
(3 mo. LIBOR US + 0.94%), 2.78%, 04/25/23(c)	1,500	1,548,502
(3 mo. LIBOR US + 0.95%), 3.51%, 01/23/29(c)	1,000	1,137,286
(3 mo. LIBOR US + 1.12%), 4.01%, 04/23/29(c)	4,000	4,696,157
(3 mo. LIBOR US + 1.16%), 3.22%, 03/01/25(c)	2,000	2,156,653
(3 mo. LIBOR US + 1.16%), 3.70%, 05/06/30(c)	1,000	1,160,035
(3 mo. LIBOR US + 1.22%), 3.90%, 01/23/49(c)	1,750	2,206,185
(3 mo. LIBOR US + 1.26%), 4.20%, 07/23/29(c)	1,175	1,404,816
(3 mo. LIBOR US + 1.33%), 4.45%, 12/05/29(c)	2,500	3,050,261
(3 mo. LIBOR US + 1.34%), 3.78%, 02/01/28(c)	2,000	2,298,735
(3 mo. LIBOR US + 1.36%), 3.88%, 07/24/38(a)(c)	1,000	1,217,816
(3 mo. LIBOR US + 1.38%), 3.54%, 05/01/28(c)	1,750	1,996,894
(3 mo. LIBOR US + 1.38%), 3.96%, 11/15/48(c)	1,500	1,887,795
(3 mo. LIBOR US + 1.46%), 4.03%, 07/24/48(c)	1,500	1,901,208
(3 mo. LIBOR US + 1.58%), 4.26%, 02/22/48(a)(c)	1,000	1,309,679
(Secured Overnight Financing Rate + 1.16%), 2.30%, 10/15/25(c)	500	530,763

Security	Par (000)	Value

Diversified Financial Services (continued)
JPMorgan Chase & Co. (continued)
(Secured Overnight Financing Rate + 1.51%), 2.74%, 10/15/30(c)	$3,000	$3,261,999
(Secured Overnight Financing Rate + 1.51%), 2.53%, 11/19/41(c)	1,500	1,539,467
(Secured Overnight Financing Rate + 1.59%), 2.01%, 03/13/26(c)	1,300	1,365,509
(Secured Overnight Financing Rate + 1.85%), 2.08%, 04/22/26(c)	3,100	3,273,992
(Secured Overnight Financing Rate + 2.04%), 2.52%, 04/22/31(c)	1,600	1,719,779
(Secured Overnight Financing Rate + 2.44%), 3.11%, 04/22/51(a)(c)	2,700	3,006,228
(Secured Overnight Financing Rate + 2.46%), 3.11%, 04/22/41(c)	1,100	1,229,543
(Secured Overnight Financing Rate + 2.52%), 2.96%, 05/13/31(c)	2,000	2,193,182
(Secured Overnight Financing Rate + 3.79%), 4.49%, 03/24/31(c)	1,000	1,230,128
Lloyds Banking Group PLC 3.00%, 01/11/22(a)	2,000	2,051,360
4.05%, 08/16/23(a)	500	546,389
3.90%, 03/12/24	500	549,597
4.45%, 05/08/25	500	573,298
4.58%, 12/10/25	250	285,933
4.65%, 03/24/26(a)	750	863,166
4.38%, 03/22/28	1,000	1,190,145
4.55%, 08/16/28	2,000	2,411,798
5.30%, 12/01/45	850	1,173,455
4.34%, 01/09/48(a)	800	980,272
(1 year CMT + 1.00%), 2.44%, 02/05/26(a)(c)	340	359,196
(1 year CMT + 1.10%), 1.33%, 06/15/23(c)	3,000	3,033,061
(1 year CMT + 3.50%), 3.87%, 07/09/25(c)	1,000	1,102,486
(3 mo. LIBOR US + 1.21%), 3.57%, 11/07/28(c)	500	564,621
(3 mo. LIBOR US + 1.25%), 2.86%, 03/17/23(c)	1,000	1,027,681
Series, (3 mo. LIBOR US + 0.81%), 2.91%, 11/07/23(c)	1,000	1,044,740
Mitsubishi UFJ Financial Group, Inc. 3.00%, 02/22/22	1,500	1,544,946
2.62%, 07/18/22	2,000	2,067,475
2.67%, 07/25/22	1,000	1,034,613
3.46%, 03/02/23	3,000	3,196,472
3.76%, 07/26/23(a)	1,500	1,626,227
2.80%, 07/18/24	1,000	1,071,939
2.19%, 02/25/25	500	528,198
3.85%, 03/01/26	500	574,874
2.76%, 09/13/26	250	275,041
3.29%, 07/25/27(a)	1,000	1,128,507
3.96%, 03/02/28(a)	1,000	1,176,838
3.74%, 03/07/29	2,000	2,344,496
2.56%, 02/25/30	2,000	2,160,699
2.05%, 07/17/30	2,000	2,089,720
4.29%, 07/26/38	250	319,445
3.75%, 07/18/39	1,010	1,230,227
Mizuho Financial Group, Inc. 2.95%, 02/28/22	250	257,482
3.55%, 03/05/23	2,000	2,130,122
3.17%, 09/11/27(a)	1,000	1,115,662

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) December 31, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
Mizuho Financial Group, Inc. (continued)
(3 mo. LIBOR US + 0.99%), 1.24%, 07/10/24(c)	$800	$813,274
(3 mo. LIBOR US + 1.00%), 3.92%, 09/11/24(c)	2,000	2,174,622
(3 mo. LIBOR US + 1.10%), 2.56%, 09/13/25(c)	905	955,969
(3 mo. LIBOR US + 1.13%), 3.15%, 07/16/30(c)	1,000	1,109,902
(3 mo. LIBOR US + 1.31%), 2.87%, 09/13/30(c)	500	542,397
(3 mo. LIBOR US + 1.51%), 2.20%, 07/10/31(c)	1,000	1,036,792
Morgan Stanley 2.75%, 05/19/22	2,000	2,065,447
4.88%, 11/01/22	500	538,747
3.13%, 01/23/23	3,500	3,693,795
3.75%, 02/25/23	500	536,086
4.10%, 05/22/23	250	271,309
3.70%, 10/23/24	1,500	1,669,197
4.00%, 07/23/25	2,005	2,294,465
5.00%, 11/24/25(a)	1,250	1,494,162
3.88%, 01/27/26	1,750	2,007,379
3.13%, 07/27/26	500	558,883
4.35%, 09/08/26	1,500	1,768,482
3.63%, 01/20/27	2,000	2,290,432
3.95%, 04/23/27	250	289,037
7.25%, 04/01/32(a)	50	77,163
6.38%, 07/24/42	50	81,659
4.30%, 01/27/45	1,000	1,336,113
4.38%, 01/22/47	1,500	2,042,015
(3 mo. LIBOR US + 0.85%), 3.74%, 04/24/24(c)	4,000	4,303,830
(3 mo. LIBOR US + 1.14%), 3.77%, 01/24/29(c)	3,000	3,477,860
(3 mo. LIBOR US + 1.34%), 3.59%, 07/22/28(c)	2,250	2,568,814
(3 mo. LIBOR US + 1.43%), 4.46%, 04/22/39(c)	3,000	3,895,818
(3 mo. LIBOR US + 1.46%), 3.97%, 07/22/38(a)(c)	1,000	1,232,479
(3 mo. LIBOR US + 1.63%), 4.43%, 01/23/30(c)	750	912,305
(Secured Overnight Financing Rate + 0.47%), 0.56%, 11/10/23(c)	1,700	1,703,935
(Secured Overnight Financing Rate + 0.72%), 0.99%, 12/10/26(c)	1,800	1,813,396
(Secured Overnight Financing Rate + 1.03%), 1.79%, 02/13/32(c)	1,980	1,994,157
(Secured Overnight Financing Rate + 1.14%), 2.70%, 01/22/31(c)	4,000	4,355,012
(Secured Overnight Financing Rate + 1.15%), 2.72%, 07/22/25(c)	605	647,094
(Secured Overnight Financing Rate + 1.99%), 2.19%, 04/28/26(a)(c)	3,430	3,622,910
(Secured Overnight Financing Rate + 3.12%), 3.62%, 04/01/31(c)	4,020	4,675,673
(Secured Overnight Financing Rate + 4.84%), 5.60%, 03/24/51(c)	500	804,973

Security	Par (000)	Value

Diversified Financial Services (continued)
Morgan Stanley (continued)
Series F, 3.88%, 04/29/24	$250	$276,954
Nasdaq, Inc. 4.25%, 06/01/24	250	277,314
1.65%, 01/15/31(a)	2,500	2,477,003
3.25%, 04/28/50	1,000	1,098,814
Natwest Group PLC 3.88%, 09/12/23	1,000	1,085,037
6.00%, 12/19/23	2,000	2,285,728
4.80%, 04/05/26	1,000	1,180,785
(1 year CMT + 2.15%), 2.36%, 05/22/24(c)	385	400,608
(1 year CMT + 2.55%), 3.07%, 05/22/28(a)(c)	580	629,515
(3 mo. LIBOR US + 1.48%), 3.50%, 05/15/23(a)(c)	1,000	1,038,249
(3 mo. LIBOR US + 1.55%), 4.52%, 06/25/24(a)(c)	2,000	2,183,621
(3 mo. LIBOR US + 1.75%), 4.89%, 05/18/29(c)	1,000	1,201,748
(3 mo. LIBOR US + 1.76%), 4.27%, 03/22/25(c)	1,000	1,106,291
(3 mo. LIBOR US + 1.87%), 4.45%, 05/08/30(a)(c)	1,000	1,191,341
(3 mo. LIBOR US + 1.91%), 5.08%, 01/27/30(c)	1,000	1,229,468
(5 year CMT + 2.10%), 3.75%, 11/01/29(a)(c)	290	308,666
(5 year CMT + 2.35%), 3.03%, 11/28/35(c)	300	310,263
Rexford Industrial Realty LP, 2.13%, 12/01/30	400	400,525
Sumitomo Mitsui Financial Group, Inc. 2.85%, 01/11/22	1,000	1,025,071
3.10%, 01/17/23(a)	4,000	4,220,097
3.75%, 07/19/23	500	541,196
2.45%, 09/27/24	1,000	1,065,009
2.35%, 01/15/25(a)	2,000	2,122,201
1.47%, 07/08/25(a)	2,000	2,048,280
3.78%, 03/09/26	500	569,076
2.63%, 07/14/26	1,000	1,086,926
3.01%, 10/19/26(a)	250	276,837
3.36%, 07/12/27	1,000	1,131,944
3.35%, 10/18/27	500	563,238
3.54%, 01/17/28(a)	2,000	2,277,654
3.04%, 07/16/29	920	1,019,837
3.20%, 09/17/29	500	547,351
2.72%, 09/27/29	1,000	1,082,856
2.13%, 07/08/30	2,000	2,084,597

		610,852,828

Diversified Telecommunication Services — 0.9%
AT&T, Inc. 3.00%, 06/30/22	2,000	2,069,877
2.63%, 12/01/22	2,000	2,074,641
4.05%, 12/15/23	2,500	2,766,002
4.45%, 04/01/24	2,500	2,791,952
3.95%, 01/15/25(a)	500	562,280
1.65%, 02/01/28	1,100	1,122,323
4.35%, 03/01/29(a)	2,000	2,385,322
4.30%, 02/15/30	3,000	3,583,612
2.75%, 06/01/31(a)	2,000	2,137,246
2.25%, 02/01/32	1,400	1,420,186
2.55%, 12/01/33(a)(d)	5,518	5,656,712
4.50%, 05/15/35	1,310	1,589,600

34	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Telecommunication Services (continued)
AT&T, Inc. (continued) 4.90%, 08/15/37	$750	$940,500
4.85%, 03/01/39	2,000	2,490,914
5.35%, 09/01/40	1	1,311
3.50%, 06/01/41	1,000	1,078,099
4.90%, 06/15/42	350	435,314
3.10%, 02/01/43	1,600	1,623,949
4.65%, 06/01/44(a)	250	300,256
3.65%, 06/01/51(a)	1,000	1,047,093
3.30%, 02/01/52	800	793,185
3.50%, 09/15/53(d)	2,624	2,627,851
3.55%, 09/15/55(a)(d)	11,407	11,368,276
3.80%, 12/01/57(d)	4,577	4,782,676
3.65%, 09/15/59(d)	7,181	7,250,931
3.85%, 06/01/60	1,000	1,048,232
3.50%, 02/01/61	600	597,588
British Telecommunications PLC 5.13%, 12/04/28	1,000	1,230,222
9.63%, 12/15/30	900	1,493,269
Deutsche Telekom International Finance BV, 8.75%, 06/15/30	1,650	2,610,588
Telefonica Emisiones SAU 4.57%, 04/27/23	1,200	1,311,935
4.10%, 03/08/27(a)	1,000	1,157,638
7.05%, 06/20/36	75	111,870
4.67%, 03/06/38	1,000	1,200,480
5.21%, 03/08/47(a)	1,750	2,243,169
4.90%, 03/06/48(a)(b)	1,500	1,881,886
5.52%, 03/01/49	500	674,695
Telefonica Europe BV, 8.25%, 09/15/30	300	455,965
Verizon Communications, Inc. 5.15%, 09/15/23	2,000	2,253,683
4.15%, 03/15/24	2,000	2,213,121
3.50%, 11/01/24	500	552,260
3.38%, 02/15/25(a)	2,992	3,323,020
0.85%, 11/20/25	2,900	2,922,777
2.63%, 08/15/26	900	986,192
4.13%, 03/16/27	2,750	3,241,397
4.33%, 09/21/28	2,164	2,605,953
3.88%, 02/08/29	2,000	2,354,196
4.02%, 12/03/29	3,000	3,567,266
3.15%, 03/22/30	1,000	1,121,411
1.75%, 01/20/31	3,000	2,985,008
4.50%, 08/10/33	1,750	2,208,168
4.40%, 11/01/34	1,500	1,871,895
4.27%, 01/15/36	1,250	1,550,351
4.81%, 03/15/39	596	777,553
2.65%, 11/20/40	2,000	2,019,531
3.85%, 11/01/42	250	296,508
4.86%, 08/21/46	2,000	2,702,874
4.52%, 09/15/48	4,000	5,216,329
5.01%, 04/15/49	194	268,927
4.00%, 03/22/50	1,000	1,210,057
2.88%, 11/20/50	2,500	2,519,009
4.67%, 03/15/55	500	671,885
2.99%, 10/30/56(d)	4,978	5,010,919
3.00%, 11/20/60	2,400	2,424,103

		135,792,038

Education — 0.1%
American University, Series 2019, 3.67%, 04/01/49	135	150,321

Security	Par (000)	Value

Education (continued)
Brown University in Providence in the State of Rhode Island and Providence Plant, Series A, 2.92%, 09/01/50(a)	$300	$335,487
California Institute of Technology, 3.65%, 09/01/19	263	298,644
Duke University(a)
Series 2020, 2.68%, 10/01/44	300	314,192
Series 2020, 2.83%, 10/01/55	253	273,734
Ford Foundation (The)
Series 2020, 2.42%, 06/01/50	60	61,139
Series 2020, 2.82%, 06/01/70(a)	125	133,839
Georgetown University
Series 20A, 2.94%, 04/01/50(a)	104	104,706
Series A, 5.22%, 12/31/99	62	89,415
Series B, 4.32%, 04/01/49	40	51,121
Leland Stanford Junior University 3.65%, 05/01/48	250	316,745
2.41%, 06/01/50(a)	300	310,105
Massachusetts Institute of Technology 4.68%, 12/31/99	300	456,913
Series F, 2.99%, 07/01/50(a)	289	335,146
Series G, 2.29%, 07/01/51	157	158,301
Northeastern University, Series 2020, 2.89%, 10/01/50	51	53,835
Northwestern University 3.87%, 12/01/48	100	121,968
Series 2017, 3.66%, 12/01/57(a)	58	73,424
Series 2020, 2.64%, 12/01/50(a)	85	90,585
President and Fellows of Harvard College 3.15%, 07/15/46(a)	175	206,994
2.52%, 10/15/50	204	217,410
3.30%, 07/15/56(a)	200	247,889
Trustees of Boston University, Series CC, 4.06%, 10/01/48(a)	35	44,314
Trustees of Princeton University (The), Series 2020, 2.52%, 07/01/50(a)	420	440,234
Trustees of the University of Pennsylvania (The) 3.61%, 02/15/19	160	180,201
Series 2020, 2.40%, 10/01/50	146	148,928
University of Chicago (The), Series C, 2.55%, 04/01/50	137	137,318
University of Notre Dame du Lac, Series 2017, 3.39%, 02/15/48(a)	110	136,201
University of Southern California 3.03%, 10/01/39	200	217,580
2.81%, 10/01/50(a)	134	145,180
Series A, 3.23%, 12/31/99(a)	130	130,110
William Marsh Rice University, 3.77%, 05/15/55(a)	300	402,404
Yale University
Series 2020, 1.48%, 04/15/30	152	156,017
Series 2020, 2.40%, 04/15/50	175	181,497

		6,721,897

Electric Utilities — 1.9%
AEP Texas, Inc. 2.40%, 10/01/22	1,000	1,031,505
3.95%, 06/01/28	500	584,859
Series H, 3.45%, 01/15/50(a)	250	279,983
AEP Transmission Co. LLC 3.10%, 12/01/26	500	562,490
3.80%, 06/15/49	1,000	1,234,740

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) December 31, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric Utilities (continued)
AEP Transmission Co. LLC (continued)
3.15%, 09/15/49	$135	$150,456
Series M, 3.65%, 04/01/50(a)	500	606,198
Alabama Power Co. 3.75%, 03/01/45	250	302,433
4.30%, 01/02/46(a)	250	329,991
3.45%, 10/01/49	185	217,052
Series 20-A, 1.45%, 09/15/30	1,000	1,006,028
Series B, 3.70%, 12/01/47	2,500	3,043,550
Ameren Corp. 2.50%, 09/15/24	635	676,807
3.50%, 01/15/31	1,000	1,153,754
Ameren Illinois Co. 2.70%, 09/01/22(a)	100	103,337
4.30%, 07/01/44(a)	250	314,988
4.15%, 03/15/46	500	633,535
3.25%, 03/15/50	150	175,300
American Electric Power Co., Inc. 2.30%, 03/01/30	300	313,149
3.25%, 03/01/50	1,000	1,054,714
Series F, 2.95%, 12/15/22	500	522,188
Series J, 4.30%, 12/01/28	500	597,592
Series N, 1.00%, 11/01/25(a)	500	505,951
Appalachian Power Co., 4.40%, 05/15/44	250	312,491
Arizona Public Service Co. 3.15%, 05/15/25(a)	250	274,323
2.60%, 08/15/29(a)	500	544,719
5.05%, 09/01/41	250	340,798
4.20%, 08/15/48	250	322,462
3.50%, 12/01/49(a)	1,100	1,311,784
Baltimore Gas & Electric Co. 2.40%, 08/15/26	1,000	1,082,000
6.35%, 10/01/36	250	380,912
3.50%, 08/15/46	700	813,587
3.20%, 09/15/49	225	251,275
2.90%, 06/15/50	450	484,509
Berkshire Hathaway Energy Co. 3.75%, 11/15/23(a)	500	544,447
3.50%, 02/01/25	110	121,149
4.05%, 04/15/25(d)	2,000	2,264,540
3.25%, 04/15/28	500	571,574
3.70%, 07/15/30(d)	500	591,427
1.65%, 05/15/31(d)	845	844,881
6.13%, 04/01/36	250	370,020
5.15%, 11/15/43	250	343,993
4.50%, 02/01/45	400	506,446
3.80%, 07/15/48	500	598,736
4.45%, 01/15/49	2,000	2,660,695
4.25%, 10/15/50(d)	1,000	1,295,375
2.85%, 05/15/51(d)	900	925,805
Black Hills Corp. 3.95%, 01/15/26(a)	200	225,373
3.05%, 10/15/29	415	452,511
2.50%, 06/15/30(a)	55	57,765
4.35%, 05/01/33	400	484,605
3.88%, 10/15/49(a)	350	409,417
CenterPoint Energy Houston Electric LLC 3.55%, 08/01/42	100	117,482
3.95%, 03/01/48	250	314,630
Series AD, 2.90%, 07/01/50(a)	290	314,643

Security	Par (000)	Value

Electric Utilities (continued)
CenterPoint Energy, Inc. 2.50%, 09/01/24	$425	$451,971
4.25%, 11/01/28(a)	2,000	2,369,737
2.95%, 03/01/30(a)	1,000	1,088,428
3.70%, 09/01/49(a)	250	286,387
Cleco Corporate Holdings LLC 3.74%, 05/01/26(a)	500	553,348
3.38%, 09/15/29	500	513,523
CMS Energy Corp. 3.45%, 08/15/27(a)	1,000	1,129,978
4.70%, 03/31/43	200	257,270
Commonwealth Edison Co. 3.10%, 11/01/24(a)	250	271,454
2.55%, 06/15/26	250	273,606
3.70%, 08/15/28	500	589,752
5.90%, 03/15/36	50	72,197
3.70%, 03/01/45	250	294,627
3.65%, 06/15/46	750	891,538
4.00%, 03/01/48	2,000	2,533,035
4.00%, 03/01/49	1,000	1,280,123
3.00%, 03/01/50(a)	500	545,602
Series 122, 2.95%, 08/15/27	1,000	1,110,226
Series 127, 3.20%, 11/15/49(a)	610	683,475
Connecticut Light & Power Co. 2.50%, 01/15/23	150	155,752
Series A, 3.20%, 03/15/27(a)	500	561,158
Consolidated Edison Co. of New York, Inc. 3.30%, 12/01/24(a)	250	273,362
3.80%, 05/15/28(a)	500	578,560
3.95%, 03/01/43	150	176,958
4.45%, 03/15/44(a)	250	313,781
4.50%, 12/01/45	250	324,023
3.85%, 06/15/46(a)	1,000	1,168,513
4.50%, 05/15/58	1,000	1,320,541
3.70%, 11/15/59(a)	200	231,349
Series 12-A, 4.20%, 03/15/42	400	485,835
Series 20B, 3.95%, 04/01/50	1,000	1,218,375
Series A, 4.13%, 05/15/49	500	617,960
Series C, 4.30%, 12/01/56	500	635,903
Series C, 4.00%, 11/15/57	750	921,407
Series D, 4.00%, 12/01/28	500	590,434
Series E, 4.65%, 12/01/48	500	666,128
Consumers Energy Co. 4.35%, 04/15/49	1,000	1,359,502
3.10%, 08/15/50	215	248,533
2.50%, 05/01/60	1,055	1,060,151
Dominion Energy South Carolina, Inc. 5.45%, 02/01/41	1,000	1,435,664
4.60%, 06/15/43(a)	250	335,392
Dominion Energy, Inc. 3.07%, 08/15/24(e)	500	539,765
3.90%, 10/01/25(a)	2,000	2,272,350
7.00%, 06/15/38	250	381,526
Series A, 4.60%, 03/15/49	500	670,784
Series C, 3.38%, 04/01/30	1,500	1,708,642
Series C, 4.90%, 08/01/41(a)	50	65,526
DTE Electric Co. 3.65%, 03/15/24(a)	1,000	1,089,005
3.70%, 03/15/45	645	779,309
3.70%, 06/01/46(a)	250	304,453

36	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric Utilities (continued)
DTE Electric Co. (continued) 3.75%, 08/15/47	$200	$250,652
Series A, 4.00%, 04/01/43(a)	150	185,477
Series A, 4.05%, 05/15/48(a)	250	328,583
DTE Energy Co. 2.25%, 11/01/22	200	206,603
2.95%, 03/01/30(a)	1,000	1,091,633
Series C, 2.53%, 10/01/24(a)	1,000	1,065,476
Series C, 3.40%, 06/15/29(a)	725	821,888
Series F, 1.05%, 06/01/25(a)	895	905,048
Duke Energy Carolinas LLC 3.05%, 03/15/23(a)	200	211,283
2.45%, 08/15/29	500	538,836
2.45%, 02/01/30	400	430,206
6.10%, 06/01/37(a)	500	740,389
6.05%, 04/15/38	100	150,328
5.30%, 02/15/40	250	356,130
4.25%, 12/15/41(a)	2,000	2,547,446
4.00%, 09/30/42	500	617,693
3.70%, 12/01/47	500	603,785
3.95%, 03/15/48	1,000	1,252,543
3.20%, 08/15/49	930	1,058,670
Duke Energy Corp. 2.40%, 08/15/22(a)	1,000	1,030,139
3.95%, 10/15/23	250	271,785
3.75%, 04/15/24(a)	500	550,484
0.90%, 09/15/25	1,415	1,418,377
2.65%, 09/01/26	500	544,799
3.15%, 08/15/27	500	557,978
2.45%, 06/01/30(a)	1,695	1,803,547
4.80%, 12/15/45	250	329,568
3.75%, 09/01/46	1,500	1,743,824
3.95%, 08/15/47	500	606,976
4.20%, 06/15/49(a)	500	633,187
Duke Energy Florida LLC 2.50%, 12/01/29	345	376,612
1.75%, 06/15/30	470	480,576
3.40%, 10/01/46	250	285,468
Duke Energy Indiana LLC 3.75%, 05/15/46	500	599,523
2.75%, 04/01/50	1,000	1,039,818
Series UUU, 4.20%, 03/15/42(a)	400	484,444
Series WWW, 4.90%, 07/15/43	250	340,731
Series YYY, 3.25%, 10/01/49(a)	500	566,275
Duke Energy Ohio, Inc.(a) 2.13%, 06/01/30	610	638,868
3.70%, 06/15/46	250	296,303
Duke Energy Progress LLC 3.38%, 09/01/23	250	268,948
3.70%, 09/01/28(a)	365	427,211
3.45%, 03/15/29	500	580,790
4.10%, 05/15/42	150	185,574
4.10%, 03/15/43	250	310,630
4.38%, 03/30/44	100	128,455
4.15%, 12/01/44	500	634,503
4.20%, 08/15/45	250	317,443
3.70%, 10/15/46	500	603,832
2.50%, 08/15/50	500	503,457
Edison International 3.13%, 11/15/22	95	98,633
3.55%, 11/15/24	175	188,425

Security	Par (000)	Value

Electric Utilities (continued)
Edison International (continued) 5.75%, 06/15/27	$2,050	$2,453,197
4.13%, 03/15/28(a)	1,000	1,115,039
Entergy Arkansas LLC 3.50%, 04/01/26(a)	65	73,410
2.65%, 06/15/51	300	307,573
Entergy Corp. 4.00%, 07/15/22	200	209,712
0.90%, 09/15/25(a)	665	664,774
2.80%, 06/15/30(a)	310	334,794
3.75%, 06/15/50	135	156,365
Entergy Louisiana LLC 4.05%, 09/01/23	250	271,541
5.40%, 11/01/24(a)	3,000	3,531,330
1.60%, 12/15/30	325	328,310
4.00%, 03/15/33	250	311,120
4.20%, 09/01/48	250	325,572
4.20%, 04/01/50	1,000	1,289,882
Entergy Mississippi LLC 2.85%, 06/01/28	500	552,078
3.85%, 06/01/49	500	607,928
Entergy Texas, Inc., 3.55%, 09/30/49(a)	200	230,711
Evergy Kansas Central, Inc. 2.55%, 07/01/26	350	379,564
4.25%, 12/01/45	1,000	1,308,195
3.25%, 09/01/49	500	560,608
3.45%, 04/15/50	500	588,689
Evergy Metro, Inc., 3.65%, 08/15/25	150	168,993
Evergy, Inc. 2.45%, 09/15/24(a)	500	530,167
2.90%, 09/15/29	500	548,066
Eversource Energy 3.45%, 01/15/50(a)	400	455,419
Series H, 3.15%, 01/15/25	125	136,250
Series M, 3.30%, 01/15/28	2,000	2,244,356
Series Q, 0.80%, 08/15/25(a)	800	798,447
Series R, 1.65%, 08/15/30	800	796,759
Exelon Corp. 3.50%, 06/01/22(a)	500	520,096
3.95%, 06/15/25	750	848,388
3.40%, 04/15/26(a)	750	844,763
4.05%, 04/15/30	1,000	1,183,284
5.10%, 06/15/45	250	338,696
4.45%, 04/15/46	250	318,778
4.70%, 04/15/50	500	664,866
Exelon Generation Co. LLC 4.25%, 06/15/22	500	521,935
6.25%, 10/01/39(a)	150	180,919
5.75%, 10/01/41	500	567,805
5.60%, 06/15/42(a)	50	56,955
Florida Power & Light Co. 2.75%, 06/01/23	250	261,580
2.85%, 04/01/25	120	130,590
3.13%, 12/01/25	500	554,748
5.95%, 02/01/38	50	75,004
5.69%, 03/01/40	500	741,924
5.25%, 02/01/41	500	712,577
4.13%, 02/01/42	500	634,368
4.05%, 10/01/44	750	962,078
3.70%, 12/01/47(a)	1,000	1,239,642
3.95%, 03/01/48	500	652,073

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) December 31, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric Utilities (continued)
Florida Power & Light Co. (continued) 4.13%, 06/01/48	$500	$660,348
3.15%, 10/01/49	885	1,019,999
341081FU6, 3.99%, 03/01/49	500	650,645
Georgia Power Co. 4.30%, 03/15/42(a)	700	888,912
Series A, 2.20%, 09/15/24	1,000	1,053,510
Series B, 2.65%, 09/15/29(a)	1,000	1,097,015
Series B, 3.70%, 01/30/50(a)	1,000	1,196,708
Indiana Michigan Power Co. 6.05%, 03/15/37	175	249,586
4.25%, 08/15/48	250	323,244
Series K, 4.55%, 03/15/46	150	196,227
Interstate Power & Light Co. 4.10%, 09/26/28	300	357,270
3.70%, 09/15/46(a)	500	577,333
3.50%, 09/30/49	105	120,708
Interstate Power and Light Co., 3.25%, 12/01/24	250	273,874
IPALCO Enterprises, Inc., 4.25%, 05/01/30(d)	1,000	1,154,435
ITC Holdings Corp., 3.25%, 06/30/26(a)	1,000	1,112,652
Kentucky Utilities Co., 3.30%, 06/01/50	300	339,952
Louisville Gas & Electric Co. 4.65%, 11/15/43	250	323,205
4.25%, 04/01/49	1,000	1,291,922
MidAmerican Energy Co. 3.65%, 04/15/29(a)	500	593,870
4.80%, 09/15/43	250	342,015
4.40%, 10/15/44	1,000	1,296,986
3.65%, 08/01/48	500	611,332
4.25%, 07/15/49	1,500	2,013,944
3.15%, 04/15/50(a)	250	287,403
Mississippi Power Co., Series 12-A, 4.25%, 03/15/42	500	602,559
National Rural Utilities Cooperative Finance Corp. 2.30%, 09/15/22(a)	1,000	1,031,620
3.40%, 11/15/23	350	377,508
2.85%, 01/27/25(a)	250	271,710
3.40%, 02/07/28	2,000	2,297,758
2.40%, 03/15/30	830	900,215
4.30%, 03/15/49	500	658,900
Nevada Power Co. 5.45%, 05/15/41(a)	50	67,432
Series DD, 2.40%, 05/01/30(a)	400	430,470
Series EE, 3.13%, 08/01/50	400	442,953
NextEra Energy Capital Holdings, Inc. 2.80%, 01/15/23	1,000	1,046,209
3.63%, 06/15/23	1,250	1,334,727
3.15%, 04/01/24	500	540,497
2.75%, 05/01/25	2,000	2,163,657
3.55%, 05/01/27(a)	1,000	1,138,599
2.75%, 11/01/29	245	266,921
2.25%, 06/01/30	2,300	2,411,356
Northern States Power Co. 2.60%, 05/15/23	500	520,830
3.40%, 08/15/42	200	232,482
4.00%, 08/15/45	85	110,129
3.60%, 09/15/47	150	184,826
2.90%, 03/01/50	445	501,774
2.60%, 06/01/51	305	323,088
NSTAR Electric Co., 2.70%, 06/01/26(a)	250	271,430

Security	Par (000)	Value

Electric Utilities (continued)
Oglethorpe Power Corp. 4.55%, 06/01/44	$250	$281,118
5.05%, 10/01/48(a)	500	634,906
3.75%, 08/01/50(a)(d)	250	268,654
Ohio Power Co., 4.15%, 04/01/48	1,000	1,268,046
Oklahoma Gas and Electric Co., 3.25%, 04/01/30(a)	1,000	1,138,444
Oncor Electric Delivery Co. LLC 7.00%, 09/01/22(a)	100	110,908
0.55%, 10/01/25(d)	580	579,474
3.70%, 11/15/28(a)	355	417,229
5.25%, 09/30/40	250	356,095
5.30%, 06/01/42	75	107,197
3.75%, 04/01/45(a)	250	305,358
3.80%, 09/30/47	1,000	1,227,911
4.10%, 11/15/48	500	647,731
3.80%, 06/01/49	1,000	1,242,192
3.10%, 09/15/49(a)	245	279,388
Pacific Gas and Electric Co. 1.75%, 06/16/22	1,500	1,504,233
3.15%, 01/01/26	2,000	2,130,806
2.10%, 08/01/27	585	595,308
3.30%, 12/01/27	1,000	1,068,635
3.75%, 07/01/28	2,000	2,185,875
4.55%, 07/01/30	2,000	2,278,165
2.50%, 02/01/31	1,500	1,505,477
4.50%, 07/01/40	2,000	2,235,482
3.30%, 08/01/40	895	893,266
4.00%, 12/01/46(f)(g)	500	519,375
3.95%, 12/01/47	1,000	1,036,331
4.95%, 07/01/50	2,000	2,383,227
3.50%, 08/01/50(a)	900	894,520
PacifiCorp 2.95%, 02/01/22	100	102,201
2.95%, 06/01/23(a)	300	316,437
5.25%, 06/15/35	250	346,367
4.10%, 02/01/42(a)	250	307,325
4.15%, 02/15/50(a)	500	652,310
PECO Energy Co. 3.90%, 03/01/48	1,000	1,261,147
3.00%, 09/15/49	195	215,088
Pennsylvania Electric Co., 6.15%, 10/01/38	250	316,156
Potomac Electric Power Co. 3.60%, 03/15/24(a)	250	271,275
4.15%, 03/15/43	250	315,534
PPL Capital Funding, Inc. 3.50%, 12/01/22	2,000	2,097,238
3.40%, 06/01/23	1,250	1,327,489
4.13%, 04/15/30	300	358,886
5.00%, 03/15/44(a)	1,000	1,290,986
4.00%, 09/15/47	500	582,448
PPL Electric Utilities Corp. 4.75%, 07/15/43	250	335,327
3.00%, 10/01/49	170	185,608
Progress Energy, Inc. 3.15%, 04/01/22	1,000	1,026,857
7.75%, 03/01/31	50	74,509
Public Service Co. of Colorado 3.70%, 06/15/28	1,000	1,166,098
3.60%, 09/15/42	250	300,433

38	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric Utilities (continued)
Public Service Co. of Colorado (continued)
3.95%, 03/15/43	$200	$245,429
4.30%, 03/15/44(a)	75	98,324
3.80%, 06/15/47	1,000	1,239,508
Series 35, 1.90%, 01/15/31(a)	800	835,248
Series 36, 2.70%, 01/15/51(a)	800	856,378
Public Service Co. of New Hampshire, 3.60%, 07/01/49(a)	1,000	1,215,064
Public Service Co. of Oklahoma, Series G, 6.63%, 11/15/37	250	367,370
Public Service Electric & Gas Co. 2.38%, 05/15/23	250	261,165
3.05%, 11/15/24	250	270,503
3.20%, 05/15/29	500	570,173
2.45%, 01/15/30(a)	400	433,915
3.95%, 05/01/42	50	61,560
3.65%, 09/01/42	50	58,584
3.80%, 03/01/46	1,250	1,535,142
3.85%, 05/01/49	500	630,124
3.15%, 01/01/50(a)	400	455,049
Series K, 4.05%, 05/01/45	150	183,334
Public Service Enterprise Group, Inc. 2.65%, 11/15/22	3,000	3,126,779
2.88%, 06/15/24	1,000	1,076,522
Puget Energy, Inc. 5.63%, 07/15/22	500	529,297
3.65%, 05/15/25(a)	250	275,704
Puget Sound Energy, Inc. 5.80%, 03/15/40	500	710,967
4.22%, 06/15/48	500	639,228
3.25%, 09/15/49	750	833,162
San Diego Gas & Electric Co. 4.30%, 04/01/42	100	119,142
4.15%, 05/15/48	1,000	1,257,499
Series NNN, 3.60%, 09/01/23	250	268,811
Series VVV, 1.70%, 10/01/30	500	505,716
Sempra Energy 4.05%, 12/01/23	250	273,868
3.55%, 06/15/24	250	272,258
3.75%, 11/15/25	250	282,580
3.40%, 02/01/28(a)	2,000	2,277,843
4.00%, 02/01/48	1,000	1,191,534
Sierra Pacific Power Co., 2.60%, 05/01/26	1,250	1,357,331
Southern California Edison Co. 2.85%, 08/01/29(a)	2,350	2,556,814
5.50%, 03/15/40	50	66,666
4.50%, 09/01/40	1,000	1,204,847
4.65%, 10/01/43	350	433,701
4.00%, 04/01/47	1,000	1,174,598
3.65%, 02/01/50	400	454,325
Series 08-A, 5.95%, 02/01/38(a)	500	679,292
Series B, 2.40%, 02/01/22(a)	250	254,213
Series B, 4.88%, 03/01/49	500	659,829
Series C, 3.60%, 02/01/45	250	276,203
Series C, 4.13%, 03/01/48	1,000	1,191,772
Series D, 3.40%, 06/01/23(a)	1,000	1,061,365
Series E, 3.70%, 08/01/25	2,000	2,243,712
Southern Co. 2.95%, 07/01/23	500	529,482
3.25%, 07/01/26	500	560,892

Security	Par (000)	Value

Electric Utilities (continued)
Southern Co. (continued) 4.40%, 07/01/46(a)	$750	$943,424
Series B, (5 year CMT + 3.73%), 4.00%, 01/15/51(c)	1,000	1,059,524
Southern Power Co., 5.25%, 07/15/43(a)	500	614,707
Southwestern Electric Power Co.
Series L, 3.85%, 02/01/48	500	588,955
Series M, 4.10%, 09/15/28	1,000	1,174,920
Southwestern Public Service Co. 3.70%, 08/15/47	500	590,489
3.75%, 06/15/49(a)	1,000	1,218,526
Series 8, 3.15%, 05/01/50	400	444,000
Tampa Electric Co. 4.10%, 06/15/42	250	302,209
4.45%, 06/15/49	250	327,475
3.63%, 06/15/50	80	96,721
Toledo Edison Co., 6.15%, 05/15/37	100	136,471
Tucson Electric Power Co. 1.50%, 08/01/30	865	856,600
4.85%, 12/01/48	250	340,429
Union Electric Co. 2.95%, 06/15/27	1,000	1,104,467
4.00%, 04/01/48	1,000	1,260,357
3.25%, 10/01/49	500	573,494
Virginia Electric & Power Co. 2.95%, 01/15/22(a)	400	408,194
4.00%, 01/15/43	250	314,226
4.45%, 02/15/44	650	849,669
4.60%, 12/01/48	455	640,357
3.30%, 12/01/49	280	330,388
2.45%, 12/15/50	715	719,504
Series A, 3.15%, 01/15/26	555	615,353
Series A, 3.50%, 03/15/27	750	856,261
Series A, 3.80%, 04/01/28	500	585,160
Series A, 2.88%, 07/15/29(a)	115	129,046
Series A, 6.00%, 05/15/37	250	365,983
Series B, 6.00%, 01/15/36	1,000	1,452,375
Series B, 3.80%, 09/15/47	1,500	1,853,915
Series C, 4.00%, 11/15/46(a)	300	380,015
Series D, 4.65%, 08/15/43	500	676,073
WEC Energy Group, Inc., 3.55%, 06/15/25(a)	308	343,302
Wisconsin Electric Power Co., 4.30%, 10/15/48(a)	750	1,011,570
Wisconsin Power & Light Co., 3.00%, 07/01/29(a)	1,000	1,123,613
Wisconsin Public Service Corp., 3.30%, 09/01/49	625	719,221
Xcel Energy, Inc. 3.30%, 06/01/25	292	320,960
3.35%, 12/01/26	500	564,036
4.00%, 06/15/28(a)	1,000	1,177,288
2.60%, 12/01/29	200	216,372
4.80%, 09/15/41	250	318,919
3.50%, 12/01/49	200	233,805

		281,328,672

Electrical Equipment — 0.1%
Ingersoll-Rand Global Holding Co. Ltd., 4.25%, 06/15/23	1,000	1,090,900
Rockwell Automation, Inc., 4.20%, 03/01/49(a)	1,000	1,350,859
Roper Technologies, Inc. 0.45%, 08/15/22(a)	2,040	2,043,309
3.13%, 11/15/22	150	156,827
3.65%, 09/15/23	250	271,261

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) December 31, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electrical Equipment (continued)
Roper Technologies, Inc. (continued) 2.35%, 09/15/24(a)	$240	$256,123
1.00%, 09/15/25(a)	620	627,481
3.80%, 12/15/26	250	288,830
1.40%, 09/15/27	370	374,695
2.95%, 09/15/29	435	477,910
2.00%, 06/30/30	380	388,404
1.75%, 02/15/31	490	488,114
Tyco Electronics Group SA 3.50%, 02/03/22	100	102,741
3.45%, 08/01/24	75	81,173

		7,998,627

Electronic Equipment, Instruments & Components — 0.0%
ABB Finance USA, Inc., 2.88%, 05/08/22	100	103,364
Amphenol Corp., 2.80%, 02/15/30(a)	1,000	1,103,056
Arrow Electronics, Inc., 4.00%, 04/01/25	500	549,981
Corning, Inc. 3.70%, 11/15/23	250	269,745
4.75%, 03/15/42	50	63,589
5.35%, 11/15/48	750	1,061,110
3.90%, 11/15/49	250	306,567
4.38%, 11/15/57(a)	750	937,909
5.45%, 11/15/79	250	343,195
Keysight Technologies, Inc., 3.00%, 10/30/29	800	883,264

		5,621,780

Energy Equipment & Services — 0.1%
Baker Hughes a GE Co. LLC, 5.13%, 09/15/40	100	132,193
Baker Hughes a GE Co. LLC/Baker Hughes Co- Obligor, Inc. 2.77%, 12/15/22	500	522,197
3.34%, 12/15/27	450	504,131
3.14%, 11/07/29	325	357,021
4.08%, 12/15/47	1,500	1,694,896
Halliburton Co. 3.80%, 11/15/25	2,415	2,708,478
2.92%, 03/01/30(a)	1,000	1,053,948
4.85%, 11/15/35	1,000	1,167,025
4.50%, 11/15/41	50	54,593
4.75%, 08/01/43	1,250	1,412,532
5.00%, 11/15/45	1,175	1,396,810
National Oilwell Varco, Inc. 3.60%, 12/01/29	1,000	1,045,695
3.95%, 12/01/42	150	152,593
TechnipFMC PLC, 3.45%, 10/01/22	100	103,374

		12,305,486

Environmental, Maintenance, & Security Service — 0.1%
Republic Services, Inc. 4.75%, 05/15/23	211	230,347
2.50%, 08/15/24	205	218,915
3.20%, 03/15/25	250	274,155
2.90%, 07/01/26	85	93,918
3.95%, 05/15/28	1,750	2,052,155
1.45%, 02/15/31(a)	880	861,259
1.75%, 02/15/32	1,000	1,002,397
3.05%, 03/01/50	1,000	1,093,461
Waste Management, Inc. 2.90%, 09/15/22	200	207,257
2.40%, 05/15/23	500	522,153
0.75%, 11/15/25	1,000	1,003,447

Security	Par (000)	Value

Environmental, Maintenance, & Security Service (continued)
Waste Management, Inc. (continued) 3.15%, 11/15/27(a)	$1,000	$1,129,022
1.50%, 03/15/31	1,000	990,594
3.90%, 03/01/35(a)	315	385,705
4.10%, 03/01/45	500	627,155
4.15%, 07/15/49	1,000	1,332,708
3.05%, 04/01/50	1,000	1,085,554

		13,110,202

Equity Real Estate Investment Trusts (REITs) — 0.8%
Alexandria Real Estate Equities, Inc. 4.30%, 01/15/26	750	871,993
3.95%, 01/15/27	500	574,685
3.38%, 08/15/31	820	938,260
1.88%, 02/01/33	585	584,064
4.85%, 04/15/49	250	350,746
4.00%, 02/01/50(a)	1,000	1,242,488
American Campus Communities Operating Partnership LP 3.30%, 07/15/26	1,000	1,091,533
2.85%, 02/01/30	500	523,485
3.88%, 01/30/31(a)	195	220,781
American Tower Corp. 4.70%, 03/15/22	100	104,936
3.50%, 01/31/23	150	159,025
3.00%, 06/15/23	1,000	1,059,533
0.60%, 01/15/24	605	605,635
5.00%, 02/15/24	3,000	3,395,362
2.95%, 01/15/25(a)	500	541,780
2.40%, 03/15/25	585	621,832
4.40%, 02/15/26	30	34,734
3.38%, 10/15/26(a)	500	561,676
2.75%, 01/15/27	435	471,940
1.50%, 01/31/28(a)	1,500	1,509,373
3.95%, 03/15/29	500	581,902
3.80%, 08/15/29	500	581,319
2.90%, 01/15/30	540	588,611
2.10%, 06/15/30	2,000	2,052,815
1.88%, 10/15/30(a)	965	973,416
3.70%, 10/15/49	425	482,910
3.10%, 06/15/50(a)	110	113,303
2.95%, 01/15/51	900	902,147
AvalonBay Communities, Inc. 2.95%, 09/15/22	100	103,778
3.45%, 06/01/25(a)	100	111,313
3.20%, 01/15/28(a)	2,000	2,226,571
3.30%, 06/01/29(a)	255	289,928
2.45%, 01/15/31	835	898,040
3.90%, 10/15/46(a)	250	305,409
Boston Properties LP 3.85%, 02/01/23	1,000	1,063,868
3.13%, 09/01/23	250	265,180
3.20%, 01/15/25	1,000	1,089,685
3.65%, 02/01/26	190	216,231
4.50%, 12/01/28	1,000	1,196,043
2.90%, 03/15/30	480	516,858
3.25%, 01/30/31	2,000	2,205,036
Brandywine Operating Partnership LP, 4.55%, 10/01/29(a)	500	561,893
Brixmor Operating Partnership LP 3.65%, 06/15/24	750	814,444

40	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)

Brixmor Operating Partnership LP (continued)
4.13%, 06/15/26	$250	$283,267
4.13%, 05/15/29(a)	1,250	1,437,893
Camden Property Trust, 2.80%, 05/15/30(a)	1,500	1,665,838
Crown Castle International Corp. 3.15%, 07/15/23(a)	1,000	1,063,796
3.70%, 06/15/26	280	315,530
4.00%, 03/01/27	1,000	1,148,454
3.80%, 02/15/28	2,000	2,305,054
2.25%, 01/15/31	1,000	1,037,339
4.00%, 11/15/49	585	690,859
CubeSmart LP 3.00%, 02/15/30(a)	1,500	1,640,262
2.00%, 02/15/31	500	501,349
CyrusOne LP/CyrusOne Finance Corp., 2.15%, 11/01/30	275	268,040
Digital Realty Trust LP 4.75%, 10/01/25	500	585,319
3.70%, 08/15/27	1,000	1,149,378
3.60%, 07/01/29	750	859,868
Duke Realty LP 3.25%, 06/30/26	500	560,077
2.88%, 11/15/29	540	597,019
1.75%, 07/01/30	325	328,618
3.05%, 03/01/50	500	544,558
Equinix, Inc. 2.63%, 11/18/24	835	892,631
1.25%, 07/15/25	475	484,563
1.00%, 09/15/25	1,000	1,002,771
2.90%, 11/18/26	135	147,645
5.38%, 05/15/27(a)	1,100	1,198,988
1.55%, 03/15/28(a)	835	848,795
3.20%, 11/18/29	455	499,484
2.15%, 07/15/30	500	508,575
3.00%, 07/15/50	135	136,711
2.95%, 09/15/51	400	403,896
ERP Operating LP 3.00%, 04/15/23	500	526,499
3.25%, 08/01/27	500	558,679
3.50%, 03/01/28	1,000	1,135,665
3.00%, 07/01/29(a)	735	817,752
2.50%, 02/15/30(a)	405	437,458
4.50%, 07/01/44	150	198,267
4.50%, 06/01/45	500	659,198
Essex Portfolio LP 3.88%, 05/01/24	100	109,987
4.00%, 03/01/29	1,000	1,166,965
3.00%, 01/15/30	200	219,411
1.65%, 01/15/31(a)	90	88,768
2.65%, 03/15/32(a)	95	101,934
2.65%, 09/01/50	400	383,543
Federal Realty Investment Trust(a) 3.25%, 07/15/27	500	543,796
3.50%, 06/01/30	800	885,803
GLP Capital LP/GLP Financing II, Inc. 3.35%, 09/01/24(a)	215	225,701
4.00%, 01/15/30	980	1,064,535
Healthcare Trust of America Holdings LP, 3.10%, 02/15/30	1,000	1,092,334
Healthpeak Properties, Inc. 3.40%, 02/01/25	500	552,323

Security	Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Healthpeak Properties, Inc. (continued) 4.00%, 06/01/25	$500	$567,414
3.50%, 07/15/29(a)	1,500	1,701,507
3.00%, 01/15/30(a)	530	580,086
2.88%, 01/15/31(a)	90	97,004
Highwoods Realty LP 4.13%, 03/15/28	250	281,192
3.05%, 02/15/30	500	529,042
Host Hotels & Resorts LP
Series E, 4.00%, 06/15/25(a)	190	204,218
Series H, 3.38%, 12/15/29	1,000	1,028,536
Hudson Pacific Properties LP, 4.65%, 04/01/29(a)	1,000	1,168,134
Kilroy Realty LP 3.05%, 02/15/30(a)	1,000	1,063,961
2.50%, 11/15/32	375	380,193
Kimco Realty Corp. 3.30%, 02/01/25	350	382,574
2.80%, 10/01/26	500	545,253
4.45%, 09/01/47	350	410,991
3.70%, 10/01/49(a)	500	537,832
Life Storage LP 4.00%, 06/15/29(a)	1,000	1,169,430
2.20%, 10/15/30	130	132,700
Mid-America Apartments LP 4.30%, 10/15/23(a)	200	218,143
3.60%, 06/01/27	500	565,612
3.95%, 03/15/29	500	586,116
2.75%, 03/15/30	250	271,597
1.70%, 02/15/31	195	194,281
National Retail Properties, Inc. 3.30%, 04/15/23	500	528,017
4.30%, 10/15/28	1,000	1,159,247
3.10%, 04/15/50	1,000	965,116
Omega Healthcare Investors, Inc. 4.50%, 04/01/27	250	281,192
4.75%, 01/15/28	500	569,641
3.63%, 10/01/29(a)	600	636,707
Piedmont Operating Partnership LP, 3.15%, 08/15/30(a)	500	511,968
Realty Income Corp. 4.65%, 08/01/23	250	273,950
0.75%, 03/15/26	575	573,558
4.13%, 10/15/26(a)	1,000	1,176,460
3.00%, 01/15/27	1,000	1,106,482
3.25%, 06/15/29(a)	975	1,092,672
3.25%, 01/15/31	670	759,527
1.80%, 03/15/33	285	285,849
Regency Centers LP 2.95%, 09/15/29	1,000	1,068,669
3.70%, 06/15/30	500	566,376
4.40%, 02/01/47	500	579,652
Sabra Health Care LP, 3.90%, 10/15/29	1,000	1,051,886
Simon Property Group LP 2.35%, 01/30/22	2,000	2,030,904
2.63%, 06/15/22(a)	250	256,553
2.00%, 09/13/24	1,040	1,086,855
3.38%, 10/01/24	500	543,709
3.30%, 01/15/26	1,500	1,647,477
3.38%, 06/15/27	750	833,022
2.45%, 09/13/29	500	525,212
4.75%, 03/15/42(a)	100	122,354

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) December 31, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Simon Property Group LP (continued) 4.25%, 10/01/44	$250	$288,477
4.25%, 11/30/46(a)	500	580,637
3.25%, 09/13/49	655	670,827
3.80%, 07/15/50	1,000	1,115,615
SITE Centers Corp., 4.25%, 02/01/26(a)	250	269,927
Spirit Realty LP 4.00%, 07/15/29	425	478,507
3.40%, 01/15/30(a)	500	542,263
UDR, Inc. 4.40%, 01/26/29	1,000	1,189,014
3.20%, 01/15/30	500	556,416
3.00%, 08/15/31(a)	500	551,516
1.90%, 03/15/33	250	250,055
Ventas Realty LP 2.65%, 01/15/25	650	695,657
4.13%, 01/15/26	1,250	1,437,901
3.25%, 10/15/26(a)	500	551,110
4.00%, 03/01/28(a)	1,500	1,711,137
3.00%, 01/15/30	1,000	1,075,987
VEREIT Operating Partnership LP 3.95%, 08/15/27	500	566,919
3.40%, 01/15/28	500	551,972
3.10%, 12/15/29(a)	500	539,449
Welltower, Inc. 3.63%, 03/15/24	500	544,946
4.00%, 06/01/25	1,250	1,415,736
4.25%, 04/01/26	350	407,521
4.13%, 03/15/29(a)	1,000	1,166,575
3.10%, 01/15/30	1,000	1,094,341
2.75%, 01/15/31(a)	2,000	2,116,236
Weyerhaeuser Co. 4.00%, 11/15/29	1,000	1,180,728
4.00%, 04/15/30	1,000	1,184,224
7.38%, 03/15/32(a)	350	524,858

		123,587,178

Food & Staples Retailing — 0.6%
Campbell Soup Co. 3.65%, 03/15/23	1,000	1,067,747
3.30%, 03/19/25	500	547,495
4.80%, 03/15/48	750	1,003,133
Conagra Brands, Inc. 3.20%, 01/25/23	471	495,374
4.30%, 05/01/24	1,000	1,119,142
4.60%, 11/01/25	1,000	1,177,932
5.30%, 11/01/38	1,000	1,336,902
5.40%, 11/01/48	500	713,561
Costco Wholesale Corp. 3.00%, 05/18/27	1,500	1,683,209
1.60%, 04/20/30	1,500	1,537,046
1.75%, 04/20/32	500	519,662
Dollar General Corp., 4.13%, 04/03/50	1,000	1,265,573
Dollar Tree, Inc. 3.70%, 05/15/23	2,500	2,676,138
4.20%, 05/15/28(a)	1,000	1,190,170
General Mills, Inc. 2.60%, 10/12/22	250	259,375
3.65%, 02/15/24	500	542,512
3.20%, 02/10/27(a)	250	280,112
4.20%, 04/17/28(a)	1,000	1,198,977

Security	Par (000)	Value

Food & Staples Retailing (continued)
General Mills, Inc. (continued) 2.88%, 04/15/30	$1,000	$1,108,792
4.15%, 02/15/43	300	375,004
4.70%, 04/17/48(a)	750	1,051,480
Ingredion, Inc., 3.90%, 06/01/50(a)	500	597,773
Kellogg Co. 2.65%, 12/01/23	1,000	1,067,075
3.25%, 04/01/26(a)	65	73,087
4.30%, 05/15/28(a)	1,000	1,197,146
2.10%, 06/01/30(b)	2,000	2,100,836
4.50%, 04/01/46(a)	350	449,978
Koninklijke Ahold Delhaize NV, 5.70%, 10/01/40	73	104,587
Kroger Co. 3.40%, 04/15/22(a)	100	103,128
3.50%, 02/01/26(a)	495	555,671
2.65%, 10/15/26	1,000	1,092,296
3.70%, 08/01/27(a)	500	574,837
4.50%, 01/15/29(a)	1,000	1,231,741
2.20%, 05/01/30	1,500	1,576,236
5.15%, 08/01/43	125	171,236
3.88%, 10/15/46	500	585,845
4.45%, 02/01/47	1,000	1,258,469
4.65%, 01/15/48(a)	500	650,716
5.40%, 01/15/49(a)	500	724,762
3.95%, 01/15/50(a)	300	364,340
McCormick & Co., Inc., 2.50%, 04/15/30	2,000	2,141,701
Sysco Corp. 3.55%, 03/15/25	1,000	1,113,455
3.75%, 10/01/25	100	112,270
3.30%, 07/15/26	630	700,715
5.95%, 04/01/30	1,000	1,314,045
6.60%, 04/01/40	1,000	1,462,757
4.85%, 10/01/45	150	190,053
4.50%, 04/01/46	250	303,753
4.45%, 03/15/48(a)	500	610,299
6.60%, 04/01/50(a)	600	924,097
Target Corp. 2.90%, 01/15/22	150	154,146
3.50%, 07/01/24(a)	1,000	1,107,028
2.25%, 04/15/25	1,420	1,520,051
2.50%, 04/15/26(a)	250	276,292
3.38%, 04/15/29(a)	1,000	1,172,269
2.35%, 02/15/30(a)	980	1,070,870
2.65%, 09/15/30(a)	1,160	1,303,176
3.63%, 04/15/46	850	1,072,079
3.90%, 11/15/47(a)	500	656,435
Walgreen Co., 3.10%, 09/15/22	200	208,772
Walgreens Boots Alliance, Inc. 3.80%, 11/18/24	1,000	1,105,261
3.45%, 06/01/26	1,305	1,443,332
4.50%, 11/18/34	155	178,018
4.80%, 11/18/44	1,150	1,306,236
4.65%, 06/01/46	1,000	1,114,810
Walmart, Inc. 2.35%, 12/15/22	1,250	1,301,569
3.40%, 06/26/23(b)	4,000	4,295,774
3.30%, 04/22/24	1,750	1,907,302
2.85%, 07/08/24	2,500	2,704,631
2.65%, 12/15/24	250	271,115
3.70%, 06/26/28	1,000	1,177,852
3.25%, 07/08/29	250	290,954

42	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food & Staples Retailing (continued)
Walmart, Inc. (continued) 2.38%, 09/24/29(a)	$275	$300,489
3.95%, 06/28/38	1,000	1,275,615
4.88%, 07/08/40(a)	2,000	2,828,591
4.00%, 04/11/43	450	578,141
4.30%, 04/22/44	750	1,005,927
3.63%, 12/15/47	1,000	1,268,090
4.05%, 06/29/48	1,900	2,578,386
2.95%, 09/24/49	1,495	1,723,714

		81,699,165

Food Products — 0.1%
Archer-Daniels-Midland Co. 2.50%, 08/11/26	1,750	1,907,807
4.54%, 03/26/42	37	49,611
4.02%, 04/16/43	125	158,303
3.75%, 09/15/47(a)	1,000	1,269,370
4.50%, 03/15/49(a)	1,000	1,429,030
Bunge Ltd. Finance Corp., 3.75%, 09/25/27	1,000	1,140,283
Hershey Co. 2.05%, 11/15/24	500	529,022
2.45%, 11/15/29(a)	500	547,457
3.13%, 11/15/49	500	571,539
JM Smucker Co. 3.50%, 03/15/25	1,250	1,393,228
4.25%, 03/15/35	250	306,597
4.38%, 03/15/45	500	619,963
Mondelez International Inc., 1.88%, 10/15/32	500	507,771
Mondelez International, Inc. 1.50%, 05/04/25	350	361,987
2.75%, 04/13/30	2,000	2,196,740
1.50%, 02/04/31	580	573,040
2.63%, 09/04/50	715	726,506
Tyson Foods, Inc. 4.50%, 06/15/22	150	157,294
3.95%, 08/15/24(a)	2,000	2,221,054
3.55%, 06/02/27	1,000	1,142,225
4.88%, 08/15/34(a)	70	91,684
5.15%, 08/15/44	250	344,997
4.55%, 06/02/47	250	332,001
5.10%, 09/28/48	1,500	2,159,442

		20,736,951

Health Care Equipment & Supplies — 0.4%
Abbott Laboratories 2.55%, 03/15/22	1,000	1,026,915
3.88%, 09/15/25	45	51,539
3.75%, 11/30/26	1,417	1,659,935
1.15%, 01/30/28	530	537,783
1.40%, 06/30/30	445	451,458
4.75%, 11/30/36	2,250	3,094,918
5.30%, 05/27/40	500	736,217
4.75%, 04/15/43(a)	250	351,060
4.90%, 11/30/46	2,000	2,965,008
Baxter International, Inc. 2.60%, 08/15/26(a)	730	796,972
3.95%, 04/01/30(d)	500	597,556
3.50%, 08/15/46	500	569,977
Becton Dickinson & Co. 2.89%, 06/06/22	442	456,867
3.36%, 06/06/24	1,000	1,087,075

Security	Par (000)	Value

Health Care Equipment & Supplies (continued)
Becton Dickinson & Co. (continued) 3.73%, 12/15/24(a)	$1,250	$1,385,857
3.70%, 06/06/27(a)	1,630	1,870,606
6.00%, 05/15/39	250	328,577
4.69%, 12/15/44	696	898,406
4.67%, 06/06/47	500	656,529
Becton Dickinson and Co.(a) 2.82%, 05/20/30	470	516,575
3.79%, 05/20/50	455	540,477
Boston Scientific Corp. 3.45%, 03/01/24	2,000	2,166,490
3.85%, 05/15/25	382	430,874
4.00%, 03/01/29	250	294,628
4.55%, 03/01/39	1,000	1,275,221
4.70%, 03/01/49	800	1,097,568
Danaher Corp. 3.35%, 09/15/25	300	335,863
4.38%, 09/15/45	300	396,794
2.60%, 10/01/50	500	519,148
DH Europe Finance II Sarl 2.05%, 11/15/22	300	309,453
2.20%, 11/15/24	1,000	1,059,827
2.60%, 11/15/29	445	486,676
3.25%, 11/15/39	400	455,579
3.40%, 11/15/49(a)	675	801,456
Koninklijke Philips NV, 5.00%, 03/15/42	250	337,056
Medtronic Global Holdings SCA, 3.35%, 04/01/27(a)	250	281,062
Medtronic, Inc. 3.50%, 03/15/25	1,809	2,030,083
4.38%, 03/15/35	350	471,308
4.63%, 03/15/45	1,750	2,482,854
MidMichigan Health, Series 2020, 3.41%, 06/01/50(a)	47	52,404
Smith & Nephew PLC, 2.03%, 10/14/30	1,400	1,426,205
Stryker Corp. 3.38%, 11/01/25	580	647,030
3.50%, 03/15/26(a)	500	565,169
4.63%, 03/15/46	1,250	1,679,780
2.90%, 06/15/50	500	530,640
Thermo Fisher Scientific, Inc. 3.00%, 04/15/23	2,000	2,110,774
4.15%, 02/01/24	250	275,659
4.13%, 03/25/25	1,000	1,137,037
3.65%, 12/15/25	500	565,914
3.20%, 08/15/27(a)	500	562,029
2.60%, 10/01/29	970	1,062,057
4.50%, 03/25/30	1,000	1,249,772
4.10%, 08/15/47(a)	500	670,435
Zimmer Biomet Holdings, Inc. 3.15%, 04/01/22(a)	1,500	1,542,636
3.55%, 04/01/25	750	828,445
3.55%, 03/20/30(b)	2,000	2,264,765
4.45%, 08/15/45(a)	500	586,220

		53,569,218

Health Care Providers & Services — 0.6%
Adventist Health System/West, 3.63%, 03/01/49	197	218,766
Advocate Health & Hospitals Corp. 3.83%, 08/15/28(a)	74	85,237
4.27%, 08/15/48(a)	107	139,968

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) December 31, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care Providers & Services (continued)
Advocate Health & Hospitals Corp. (continued) 3.39%, 10/15/49(a)	$85	$96,497
Series 2020, 3.01%, 06/15/50	265	284,705
Aetna, Inc. 2.75%, 11/15/22	2,250	2,333,395
2.80%, 06/15/23	1,500	1,578,231
3.50%, 11/15/24	320	351,221
6.75%, 12/15/37	300	456,583
4.50%, 05/15/42	250	307,982
4.75%, 03/15/44	1,025	1,319,235
3.88%, 08/15/47	1,050	1,252,307
Allina Health System, Series 2019, 3.89%, 04/15/49(a)	220	249,997
AmerisourceBergen Corp. 3.45%, 12/15/27	750	854,626
2.80%, 05/15/30	400	434,884
4.25%, 03/01/45(a)	250	304,243
4.30%, 12/15/47(a)	500	616,352
Anthem, Inc. 3.13%, 05/15/22	1,200	1,245,027
2.95%, 12/01/22	4,000	4,190,449
3.30%, 01/15/23	100	105,774
3.50%, 08/15/24	250	274,308
2.38%, 01/15/25(a)	160	171,128
3.65%, 12/01/27	1,000	1,153,171
2.25%, 05/15/30	785	833,849
4.63%, 05/15/42	50	65,196
4.65%, 01/15/43	2,000	2,621,099
5.10%, 01/15/44(a)	900	1,248,103
4.65%, 08/15/44	350	460,355
4.38%, 12/01/47	1,000	1,288,922
4.55%, 03/01/48	750	999,111
3.13%, 05/15/50	845	927,613
Ascension Health 3.95%, 11/15/46(a)	1,000	1,289,303
Series B, 2.53%, 11/15/29	150	164,341
Series B, 3.11%, 11/15/39	52	57,910
Baptist Healthcare System Obligated Group,
Series 20B, 3.54%, 08/15/50(a)	65	72,511
BayCare Health System, Inc., Series 2020, 3.83%, 11/15/50(a)	285	356,354
Bon Secours Mercy Health, Inc.(a) 3.46%, 06/01/30	200	227,169
Series 20-2, 3.21%, 06/01/50	170	181,546
Cardinal Health, Inc. 2.62%, 06/15/22	1,000	1,029,292
3.50%, 11/15/24	250	274,120
3.75%, 09/15/25(a)	500	564,492
3.41%, 06/15/27(a)	1,000	1,129,156
4.60%, 03/15/43	50	59,101
4.90%, 09/15/45	250	307,758
4.37%, 06/15/47(a)	500	589,058
Children’s Health System of Texas, 2.51%, 08/15/50(a)	71	69,175
Children’s Hospital Corp., Series 2017, 4.12%, 01/01/47	200	256,634
Children’s Hospital of Philadelphia, Series 2020, 2.70%, 07/01/50	144	149,121
CHRISTUS Health, Series C, 4.34%, 07/01/28(a)	155	183,779
CommonSpirit Health 2.76%, 10/01/24(a)	245	262,651

Security	Par (000)	Value

Health Care Providers & Services (continued)
CommonSpirit Health (continued) 1.55%, 10/01/25	$184	$189,001
3.35%, 10/01/29	132	144,945
2.78%, 10/01/30	308	326,091
3.82%, 10/01/49	251	283,875
4.19%, 10/01/49(a)	400	465,611
3.91%, 10/01/50(a)	597	665,540
Community Health Network, Inc., Series 20-A, 3.10%, 05/01/50	1,000	1,009,995
Cottage Health Obligated Group, Series 2020, 3.30%, 11/01/49(a)	46	51,826
Dartmouth-Hitchcock Health, Series B, 4.18%, 08/01/48	100	118,051
Dignity Health, 5.27%, 11/01/64(a)	100	135,585
Duke University Health System, Inc.,
Series 2017, 3.92%, 06/01/47	173	212,584
Hackensack Meridian Health, Inc.
Series 2020, 2.68%, 09/01/41	195	197,205
Series 2020, 2.88%, 09/01/50	293	302,304
Hartford HealthCare Corp., 3.45%, 07/01/54(a)	175	184,621
HCA, Inc. 4.75%, 05/01/23	3,000	3,271,715
5.25%, 04/15/25	1,000	1,167,682
4.13%, 06/15/29	750	870,061
5.13%, 06/15/39	1,000	1,279,586
5.50%, 06/15/47	1,000	1,335,711
5.25%, 06/15/49	1,250	1,650,995
Humana, Inc. 3.85%, 10/01/24(a)	500	553,368
3.13%, 08/15/29	500	552,059
4.63%, 12/01/42	1,000	1,281,728
4.95%, 10/01/44(a)	250	336,940
4.80%, 03/15/47(a)	200	267,161
Integris Baptist Medical Center, Inc., Series A, 3.88%, 08/15/50	188	220,579
Johns Hopkins Health System Corp., 3.84%, 05/15/46(a)	175	218,065
Kaiser Foundation Hospitals 3.50%, 04/01/22(a)	100	103,866
3.15%, 05/01/27	500	564,674
4.15%, 05/01/47	1,110	1,445,688
Series 2019, 3.27%, 11/01/49	325	372,285
Mayo Clinic, Series 2016, 4.13%, 11/15/52(a)	300	393,740
McKesson Corp. 2.85%, 03/15/23	150	156,926
3.80%, 03/15/24(a)	1,500	1,646,363
3.95%, 02/16/28(a)	1,000	1,165,631
4.75%, 05/30/29	1,000	1,230,419
MedStar Health, Inc., Series 20A, 3.63%, 08/15/49	99	112,976
Memorial Health Services, 3.45%, 11/01/49	175	187,180
Memorial Sloan-Kettering Cancer Center 5.00%, 07/01/42	200	273,576
4.13%, 07/01/52	200	264,391
Series 2020, 2.96%, 01/01/50	1,214	1,291,798
Mercy Health, Series 2018, 4.30%, 07/01/28	64	73,326
Methodist Hospital (The), Series 20A, 2.71%, 12/01/50(a)	219	223,395
Montefiore Obligated Group, 4.29%, 09/01/50	364	397,652
Mount Sinai Hospitals Group, Inc.
Series 2017, 3.98%, 07/01/48	66	74,823

44	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care Providers & Services (continued)
Mount Sinai Hospitals Group, Inc. (continued)
Series 2019, 3.74%, 07/01/49(a)	$300	$343,782
Series 2020, 3.39%, 07/01/50	186	203,089
MultiCare Health System, 2.80%, 08/15/50	47	48,823
New York and Presbyterian Hospital 2.26%, 08/01/40(a)	500	489,072
4.02%, 08/01/45(a)	150	188,087
2.61%, 08/01/60	500	493,537
Series 2019, 3.95%, 12/31/99(a)	207	241,072
Northwell Healthcare, Inc. 3.98%, 11/01/46	200	229,278
4.26%, 11/01/47(a)	70	83,985
3.81%, 11/01/49	162	185,720
Orlando Health Obligated Group 4.09%, 10/01/48(a)	29	35,787
3.33%, 10/01/50	192	212,902
Partners Healthcare System, Inc.
Series 2017, 3.77%, 07/01/48	85	102,273
Series 2020, 3.19%, 07/01/49	500	551,086
PeaceHealth Obligated Group
Series 2018, 4.79%, 11/15/48	79	106,190
Series 2020, 1.38%, 11/15/25	24	24,496
Series 2020, 3.22%, 11/15/50	139	150,938
Providence St. Joseph Health Obligated Group(a) Series 19A, 2.53%, 10/01/29	325	347,755
Series A, 3.93%, 10/01/48	77	92,995
RWJ Barnabas Health, Inc., 3.95%, 07/01/46(a)	230	280,138
Sharp HealthCare, Series 20B, 2.68%, 08/01/50	91	92,033
Spectrum Health System Obligated Group,
Series 19A, 3.49%, 07/15/49	85	97,334
Stanford Health Care, Series 2018, 3.80%, 11/15/48	64	80,277
Sutter Health
Series 2018, 3.70%, 08/15/28(a)	86	97,507
Series 2018, 4.09%, 08/15/48	107	129,527
Series 20A, 2.29%, 08/15/30(a)	260	270,343
Series 20A, 3.36%, 08/15/50	335	364,660
Series 20-A, 1.32%, 08/15/25(a)	134	136,257
Series 20-A, 3.16%, 08/15/40	177	187,989
Texas Health Resources, 2.33%, 11/15/50	165	155,487
Toledo Hospital 6.02%, 11/15/48	125	156,733
Series B, 5.33%, 11/15/28	125	147,372
Trinity Health Corp., Series 2019, 3.43%, 12/01/48(a)	137	150,335
UnitedHealth Group, Inc. 3.35%, 07/15/22	750	786,153
2.88%, 03/15/23(a)	250	264,403
3.50%, 06/15/23(a)	2,000	2,158,324
2.38%, 08/15/24	425	453,007
3.75%, 07/15/25	1,000	1,139,336
1.25%, 01/15/26	210	216,485
3.10%, 03/15/26	500	560,326
3.45%, 01/15/27	500	572,490
3.38%, 04/15/27	1,000	1,141,904
3.85%, 06/15/28	1,000	1,188,974
2.88%, 08/15/29	1,890	2,148,292
2.00%, 05/15/30	315	334,117
4.63%, 07/15/35	555	743,701
6.88%, 02/15/38	100	163,830

Security	Par (000)	Value

Health Care Providers & Services (continued)
UnitedHealth Group, Inc. (continued) 3.50%, 08/15/39	$645	$767,306
2.75%, 05/15/40	300	325,448
5.95%, 02/15/41	100	154,144
3.95%, 10/15/42	150	189,482
4.25%, 03/15/43	500	654,847
4.75%, 07/15/45	1,500	2,110,377
4.20%, 01/15/47	750	990,664
4.25%, 04/15/47	1,000	1,328,322
3.75%, 10/15/47	500	620,802
4.25%, 06/15/48	1,400	1,869,475
4.45%, 12/15/48	1,000	1,379,083
3.70%, 08/15/49	1,500	1,880,542
2.90%, 05/15/50	1,290	1,428,223
3.88%, 08/15/59	500	647,343
3.13%, 05/15/60	600	696,507
Universal Health Services, Inc., 2.65%, 10/15/30(d)	50	51,906
West Virginia United Health System Obligated
Group, Series 2020, 3.13%, 06/01/50	60	62,658
Willis-Knighton Medical Center, Series 2018, 4.81%, 09/01/48	108	144,344
Yale-New Haven Health Services Corp.,
Series 2020, 2.50%, 07/01/50	121	118,359

		94,731,431

Health Care Technology — 0.0%
Banner Health 2.91%, 01/01/51	309	328,564
Series 2020, 3.18%, 01/01/50(a)	181	200,515
Catholic Health Services of Long Island Obligated
Group, Series 2020, 3.37%, 07/01/50	225	236,628
Laboratory Corp. of America Holdings 3.75%, 08/23/22	100	104,610
4.00%, 11/01/23	100	108,899
3.25%, 09/01/24	1,000	1,088,404
3.60%, 02/01/25	75	82,872
3.60%, 09/01/27(a)	500	570,779
4.70%, 02/01/45(a)	450	590,669
Quest Diagnostics, Inc. 4.25%, 04/01/24(a)	250	276,603
3.50%, 03/30/25	370	411,334
4.20%, 06/30/29	250	297,611
2.95%, 06/30/30	425	467,952
2.80%, 06/30/31	400	438,594
4.70%, 03/30/45	250	319,476

		5,523,510

Hotels, Restaurants & Leisure — 0.3%
Choice Hotels International, Inc., 3.70%, 12/01/29	200	218,132
GLP Capital LP/GLP Financing II, Inc., 5.25%, 06/01/25	400	450,032
Hyatt Hotels Corp. 3.38%, 07/15/23	190	199,875
4.38%, 09/15/28	305	335,242
5.75%, 04/23/30	500	614,645
Las Vegas Sands Corp. 3.20%, 08/08/24(a)	2,745	2,907,433
3.50%, 08/18/26	270	288,925
3.90%, 08/08/29	185	198,957

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) December 31, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Marriott International, Inc. 4.63%, 06/15/30(a)	$1,000	$1,173,479
Series EE, 5.75%, 05/01/25	1,100	1,286,671
Series R, 3.13%, 06/15/26	1,000	1,066,958
McDonald’s Corp. 2.63%, 01/15/22(a)	3,000	3,072,365
3.35%, 04/01/23	250	266,319
3.25%, 06/10/24(a)	400	437,300
3.38%, 05/26/25	500	555,284
3.30%, 07/01/25	115	128,060
3.70%, 01/30/26	1,000	1,139,088
3.50%, 03/01/27(a)	1,000	1,144,420
3.50%, 07/01/27	1,400	1,605,987
3.80%, 04/01/28	1,000	1,168,942
3.60%, 07/01/30(a)	1,525	1,787,373
4.70%, 12/09/35	315	407,405
6.30%, 03/01/38	1,000	1,508,834
3.70%, 02/15/42(a)	100	117,275
4.88%, 12/09/45	1,000	1,358,635
4.45%, 03/01/47	500	649,669
4.45%, 09/01/48	500	654,539
3.63%, 09/01/49	875	1,026,829
4.20%, 04/01/50	1,390	1,786,967
Sands China Ltd. 4.60%, 08/08/23(a)	500	533,892
5.13%, 08/08/25	500	558,728
5.40%, 08/08/28(a)	1,750	2,027,663
Starbucks Corp. 1.30%, 05/07/22	180	182,518
2.70%, 06/15/22	500	515,922
3.10%, 03/01/23	2,000	2,112,699
3.85%, 10/01/23	250	271,520
3.80%, 08/15/25(a)	1,000	1,138,029
4.00%, 11/15/28(a)	500	593,770
3.55%, 08/15/29	1,250	1,454,626
2.25%, 03/12/30	1,000	1,058,536
2.55%, 11/15/30	800	865,196
3.75%, 12/01/47	1,000	1,168,000
3.35%, 03/12/50	1,000	1,117,854
3.50%, 11/15/50	800	919,810

		42,074,403

Household Durables — 0.1%
D.R. Horton, Inc., 1.40%, 10/15/27	1,000	1,003,115
DR Horton, Inc., 2.50%, 10/15/24(a)	425	453,650
Leggett & Platt, Inc. 3.80%, 11/15/24(a)	200	214,356
4.40%, 03/15/29	1,000	1,144,755
Lennar Corp. 4.75%, 11/15/22	1,000	1,055,000
4.75%, 05/30/25	2,000	2,285,000
4.75%, 11/29/27	2,000	2,363,600
Mohawk Industries, Inc. 3.85%, 02/01/23	125	132,772
3.63%, 05/15/30(a)	300	335,448
PulteGroup, Inc., 7.88%, 06/15/32	1,000	1,496,250
Whirlpool Corp. 5.15%, 03/01/43(a)	200	256,841

Security	Par (000)	Value

Household Durables (continued)
Whirlpool Corp. (continued) 4.50%, 06/01/46	$250	$311,060
4.60%, 05/15/50	600	776,361

		11,828,208

Household Products — 0.0%
Clorox Co. 3.05%, 09/15/22	50	52,002
3.50%, 12/15/24	250	276,792
Kimberly-Clark Corp. 2.65%, 03/01/25(a)	85	91,777
2.75%, 02/15/26(a)	500	553,602
5.30%, 03/01/41	250	369,070
3.20%, 07/30/46(a)	210	248,669
3.90%, 05/04/47	750	971,793
2.88%, 02/07/50	800	901,383

		3,465,088

Insurance — 0.8%
Aflac, Inc. 3.63%, 06/15/23(a)	250	269,549
3.63%, 11/15/24	250	278,556
2.88%, 10/15/26(a)	750	829,753
4.75%, 01/15/49(a)	500	697,744
Alleghany Corp.(a) 4.95%, 06/27/22	550	585,476
3.63%, 05/15/30	700	787,475
Allstate Corp. 3.15%, 06/15/23	250	266,723
3.28%, 12/15/26(a)	750	856,201
4.50%, 06/15/43	150	200,781
4.20%, 12/15/46	1,000	1,320,649
American Financial Group, Inc., 4.50%, 06/15/47	750	906,564
American International Group, Inc. 4.88%, 06/01/22	250	265,240
4.13%, 02/15/24	250	276,808
2.50%, 06/30/25	1,000	1,074,997
3.75%, 07/10/25	750	842,621
3.90%, 04/01/26	500	570,145
4.25%, 03/15/29(a)	1,000	1,200,130
3.40%, 06/30/30	1,500	1,718,778
3.88%, 01/15/35(a)	500	599,940
4.70%, 07/10/35	500	645,396
4.50%, 07/16/44	750	961,037
4.80%, 07/10/45	1,750	2,312,846
4.75%, 04/01/48	1,000	1,334,196
4.38%, 06/30/50(b)	1,000	1,309,368
4.38%, 01/15/55	500	642,742
Aon Corp. 2.20%, 11/15/22	335	346,247
4.50%, 12/15/28(a)	1,000	1,206,830
3.75%, 05/02/29(a)	1,000	1,166,603
2.80%, 05/15/30	1,800	1,963,750
Aon PLC 3.50%, 06/14/24	1,000	1,090,443
3.88%, 12/15/25	600	684,035
4.60%, 06/14/44	250	332,688
4.75%, 05/15/45	500	678,176
Arch Capital Finance LLC, 4.01%, 12/15/26(a)	1,000	1,162,788
Arch Capital Group US, Inc., 5.14%, 11/01/43	125	168,320

46	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
Assured Guaranty US Holdings, Inc., 5.00%, 07/01/24(a)	$110	$125,790
Athene Holding Ltd., 6.15%, 04/03/30	1,000	1,244,028
AXA Equitable Holdings, Inc., 5.00%, 04/20/48	1,000	1,317,152
AXA SA, 8.60%, 12/15/30(a)	550	856,983
Berkshire Hathaway Finance Corp. 3.00%, 05/15/22	750	778,602
1.85%, 03/12/30(a)	500	526,923
1.45%, 10/15/30(a)	900	911,731
4.40%, 05/15/42	100	132,852
4.30%, 05/15/43	250	331,221
4.20%, 08/15/48	2,000	2,641,067
4.25%, 01/15/49	1,000	1,328,399
2.85%, 10/15/50	1,000	1,070,971
Berkshire Hathaway, Inc. 3.00%, 02/11/23	1,000	1,054,974
2.75%, 03/15/23	1,500	1,575,242
3.13%, 03/15/26	1,400	1,564,227
4.50%, 02/11/43(a)	1,100	1,513,335
Brighthouse Financial, Inc. 3.70%, 06/22/27(a)	1,401	1,523,620
5.63%, 05/15/30	1,000	1,234,481
Chubb Corp. 6.00%, 05/11/37	50	75,384
Series 1, 6.50%, 05/15/38	100	159,675
Chubb INA Holdings, Inc. 2.88%, 11/03/22	1,000	1,042,416
3.35%, 05/15/24	500	545,861
3.35%, 05/03/26	795	895,919
4.15%, 03/13/43	150	194,628
CNA Financial Corp. 4.50%, 03/01/26	350	411,742
3.90%, 05/01/29(a)	500	587,575
Equitable Holdings, Inc., 4.35%, 04/20/28	1,000	1,182,277
Fairfax Financial Holdings Ltd., 4.63%, 04/29/30	1,000	1,118,900
Fidelity National Financial, Inc., 3.40%, 06/15/30(a)	500	549,086
First American Financial Corp., 4.60%, 11/15/24(a)	200	221,674
Globe Life, Inc., 2.15%, 08/15/30(a)	1,000	1,016,333
Hanover Insurance Group, Inc., 2.50%, 09/01/30	500	521,864
Hartford Financial Services Group, Inc. 2.80%, 08/19/29(a)	500	543,183
6.10%, 10/01/41	100	149,558
3.60%, 08/19/49(a)	1,335	1,566,592
Lincoln National Corp. 4.20%, 03/15/22	1,350	1,408,421
4.00%, 09/01/23(a)	200	218,155
3.35%, 03/09/25(a)	65	71,334
3.80%, 03/01/28(a)	1,500	1,735,284
6.30%, 10/09/37	250	344,597
4.35%, 03/01/48(a)	200	251,025
4.38%, 06/15/50(a)	500	644,396
Loews Corp. 2.63%, 05/15/23	250	261,726
3.75%, 04/01/26	500	571,483
3.20%, 05/15/30	655	744,092
Manulife Financial Corp. 4.15%, 03/04/26	500	581,581
2.48%, 05/19/27	1,000	1,085,217

Security	Par (000)	Value

Insurance (continued)
Manulife Financial Corp. (continued)
(5 year USD Swap + 1.65%), 4.06%, 02/24/32(c)	$500	$546,703
Markel Corp. 3.35%, 09/17/29	475	534,065
4.30%, 11/01/47(a)	750	949,076
4.15%, 09/17/50(a)	500	633,647
Marsh & McLennan Companies Inc., 4.35%, 01/30/47	250	331,229
Marsh & McLennan Cos., Inc. 2.75%, 01/30/22	1,000	1,023,773
3.30%, 03/14/23(a)	500	529,354
3.88%, 03/15/24	500	551,479
3.50%, 06/03/24(a)	1,000	1,090,636
3.50%, 03/10/25	500	554,567
3.75%, 03/14/26(a)	1,000	1,134,624
4.38%, 03/15/29	1,000	1,217,525
2.25%, 11/15/30(a)	345	365,255
4.20%, 03/01/48	500	657,770
4.90%, 03/15/49	1,000	1,449,593
MetLife, Inc. 3.00%, 03/01/25(a)	1,650	1,812,582
6.38%, 06/15/34	500	760,564
5.88%, 02/06/41	2,000	3,046,491
4.13%, 08/13/42	300	375,833
4.88%, 11/13/43(a)	1,250	1,778,319
4.05%, 03/01/45	250	320,537
4.60%, 05/13/46(a)	500	690,239
Old Republic International Corp., 4.88%, 10/01/24	250	285,031
Principal Financial Group, Inc. 3.40%, 05/15/25	250	276,731
3.10%, 11/15/26(a)	1,000	1,114,924
3.70%, 05/15/29	1,135	1,327,864
2.13%, 06/15/30	1,000	1,044,730
4.63%, 09/15/42	50	63,962
4.30%, 11/15/46	250	318,725
Progressive Corp. 2.45%, 01/15/27(a)	500	541,253
4.00%, 03/01/29	300	358,736
4.35%, 04/25/44	100	131,549
3.70%, 01/26/45	200	242,956
4.13%, 04/15/47	500	655,887
4.20%, 03/15/48	500	668,905
3.95%, 03/26/50(a)	500	648,464
Prudential Financial, Inc. 3.50%, 05/15/24	1,000	1,100,692
1.50%, 03/10/26	1,000	1,037,576
3.88%, 03/27/28(a)	951	1,118,209
4.60%, 05/15/44	250	326,143
3.91%, 12/07/47	500	601,776
3.94%, 12/07/49	908	1,103,262
4.35%, 02/25/50(a)	1,000	1,313,655
3.70%, 03/13/51(a)	1,250	1,516,676
(3 mo. LIBOR US + 2.67%), 5.70%, 09/15/48(a)(c)	1,000	1,154,515
(3 mo. LIBOR US + 3.04%), 5.20%, 03/15/44(c)	350	371,847
(5 year CMT + 3.04%), 3.70%, 10/01/50(c)	1,000	1,057,780
Prudential PLC, 3.13%, 04/14/30(a)	1,000	1,133,735

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) December 31, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
Reinsurance Group of America, Inc., 3.90%, 05/15/29(a)	$475	$544,674
Travelers Cos., Inc. 6.75%, 06/20/36(a)	250	392,798
4.60%, 08/01/43	850	1,190,713
4.30%, 08/25/45	250	330,490
4.00%, 05/30/47	500	648,814
4.05%, 03/07/48	1,150	1,525,570
4.10%, 03/04/49	250	329,193
Travelers Property Casualty Corp., 6.38%, 03/15/33	100	149,989
Trinity Acquisition PLC, 4.40%, 03/15/26	500	582,544
Unum Group 4.00%, 06/15/29	1,000	1,124,742
5.75%, 08/15/42(a)	250	303,605
4.50%, 12/15/49(a)	250	263,436
Voya Financial, Inc. 3.65%, 06/15/26(a)	350	400,304
5.70%, 07/15/43	500	693,448
Willis North America, Inc. 4.50%, 09/15/28	1,500	1,807,944
3.88%, 09/15/49(a)	580	707,197
WR Berkley Corp. 4.63%, 03/15/22	200	209,597
4.00%, 05/12/50(a)	500	609,935
XLIT Ltd., 5.50%, 03/31/45(a)	250	349,750

		120,019,358

Interactive Media & Services — 0.1%
Alphabet, Inc. 3.38%, 02/25/24	500	547,232
0.45%, 08/15/25(a)	175	175,394
2.00%, 08/15/26	2,500	2,680,558
0.80%, 08/15/27	540	539,691
1.10%, 08/15/30	650	641,113
1.90%, 08/15/40	600	588,877
2.05%, 08/15/50	800	763,544
2.25%, 08/15/60	1,500	1,450,453
Baidu, Inc. 3.08%, 04/07/25	2,000	2,129,673
4.13%, 06/30/25(a)	1,000	1,116,250
4.88%, 11/14/28(a)	500	601,052
eBay, Inc. 3.80%, 03/09/22	640	663,950
2.60%, 07/15/22	50	51,463
2.75%, 01/30/23	3,000	3,141,956
3.60%, 06/05/27(a)	1,000	1,133,260
2.70%, 03/11/30(a)	1,000	1,075,739
JD.com, Inc., 3.38%, 01/14/30	1,000	1,085,076

		18,385,281

Internet & Direct Marketing Retail — 0.2%
Alibaba Group Holding Ltd. 3.60%, 11/28/24	1,500	1,649,025
3.40%, 12/06/27	1,000	1,118,070
4.50%, 11/28/34	250	308,255
4.00%, 12/06/37	1,000	1,177,682
4.20%, 12/06/47	1,300	1,622,562
Amazon.com, Inc. 2.40%, 02/22/23	1,500	1,565,399
2.80%, 08/22/24	1,500	1,623,279
1.20%, 06/03/27	2,000	2,040,282

Security	Par (000)	Value

Internet & Direct Marketing Retail (continued)
Amazon.com, Inc. (continued) 3.15%, 08/22/27	$2,750	$3,131,051
1.50%, 06/03/30	1,000	1,017,009
4.80%, 12/05/34	600	823,269
3.88%, 08/22/37	1,000	1,247,469
4.05%, 08/22/47	2,500	3,301,128
2.50%, 06/03/50	2,000	2,075,141
4.25%, 08/22/57(a)	1,000	1,424,934
2.70%, 06/03/60	2,000	2,138,683
eBay, Inc., 1.90%, 03/11/25(b)	1,000	1,051,275

		27,314,513

Internet Software & Services — 0.1%
Booking Holdings, Inc. 2.75%, 03/15/23	500	524,426
3.60%, 06/01/26(a)	1,500	1,704,833
4.50%, 04/13/27	1,000	1,189,358
4.63%, 04/13/30	1,000	1,242,579
Expedia Group, Inc. 4.50%, 08/15/24	250	272,981
5.00%, 02/15/26	500	560,159
3.80%, 02/15/28(a)	750	805,600
3.25%, 02/15/30	825	858,611

		7,158,547

IT Services — 0.3%
Broadridge Financial Solutions, Inc. 3.40%, 06/27/26	270	303,844
2.90%, 12/01/29	500	547,690
DXC Technology Co., 4.75%, 04/15/27(a)	500	572,410
Fidelity National Information Services, Inc. 3.50%, 04/15/23	25	26,531
3.00%, 08/15/26	750	834,534
3.75%, 05/21/29	1,000	1,173,997
Series 10Y, 4.25%, 05/15/28(a)	1,000	1,190,279
Fiserv, Inc. 2.75%, 07/01/24	1,120	1,202,648
2.25%, 06/01/27(a)	1,800	1,918,344
4.20%, 10/01/28	1,000	1,192,297
3.50%, 07/01/29	1,645	1,878,354
2.65%, 06/01/30(a)	955	1,033,232
4.40%, 07/01/49(a)	880	1,178,742
Genpact Luxembourg Sarl, 3.38%, 12/01/24	1,000	1,090,760
IBM Credit LLC, 3.00%, 02/06/23	2,500	2,647,557
International Business Machines Corp. 2.50%, 01/27/22	600	613,957
2.85%, 05/13/22	2,250	2,329,917
2.88%, 11/09/22	3,400	3,574,796
3.63%, 02/12/24	775	851,112
3.00%, 05/15/24	2,000	2,166,562
3.45%, 02/19/26	250	283,695
3.30%, 05/15/26	1,500	1,694,937
3.30%, 01/27/27	1,000	1,128,314
1.70%, 05/15/27	1,170	1,215,153
3.50%, 05/15/29(a)	4,000	4,628,303
1.95%, 05/15/30	1,700	1,752,223
5.88%, 11/29/32(a)	250	360,984
2.85%, 05/15/40	1,000	1,075,955
4.00%, 06/20/42(a)	850	1,053,407
4.70%, 02/19/46(a)	250	346,691
4.25%, 05/15/49	1,925	2,527,782
2.95%, 05/15/50(b)	1,280	1,364,239

48	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

IT Services (continued)
Leidos, Inc., 2.30%, 02/15/31(d)	$750	$763,649
Verisk Analytics, Inc. 4.00%, 06/15/25(a)	250	283,201
4.13%, 03/15/29	500	600,860
3.63%, 05/15/50	330	384,614

		45,791,570

Leisure Products — 0.0%
Hasbro, Inc. 2.60%, 11/19/22	305	316,739
3.00%, 11/19/24	500	541,400
3.55%, 11/19/26(a)	300	334,832
3.50%, 09/15/27(a)	250	272,413
3.90%, 11/19/29	300	339,754
6.35%, 03/15/40	500	644,807
5.10%, 05/15/44(a)	60	68,633

		2,518,578

Life Sciences Tools & Services — 0.0%
Agilent Technologies, Inc. 3.88%, 07/15/23	200	215,213
2.75%, 09/15/29(a)	645	703,660
PerkinElmer, Inc., 3.30%, 09/15/29	1,000	1,127,511

		2,046,384

Machinery — 0.2%
Caterpillar Financial Services Corp. 2.95%, 02/26/22	1,000	1,030,936
1.90%, 09/06/22(a)	1,000	1,027,877
2.63%, 03/01/23(a)	2,000	2,097,799
3.45%, 05/15/23	400	428,782
3.65%, 12/07/23	1,000	1,096,548
3.30%, 06/09/24	250	273,440
2.15%, 11/08/24	200	213,052
0.80%, 11/13/25	1,000	1,007,988
Caterpillar, Inc. 3.40%, 05/15/24(a)	500	545,105
2.60%, 09/19/29(a)	70	77,339
2.60%, 04/09/30	500	551,176
5.20%, 05/27/41	600	876,618
3.80%, 08/15/42(a)	1,450	1,833,968
3.25%, 09/19/49	1,000	1,173,039
3.25%, 04/09/50	1,000	1,181,067
CNH Industrial NV, 4.50%, 08/15/23	3,000	3,271,162
Crane Co., 4.45%, 12/15/23	125	136,996
Deere & Co. 2.75%, 04/15/25	1,000	1,089,907
3.10%, 04/15/30	500	572,437
3.90%, 06/09/42(a)	550	699,038
2.88%, 09/07/49	385	427,498
3.75%, 04/15/50	1,000	1,295,735
Dover Corp. 3.15%, 11/15/25	250	275,964
2.95%, 11/04/29(a)	170	185,623
Flowserve Corp., 3.50%, 09/15/22(a)	100	103,746
Fortive Corp., 3.15%, 06/15/26	500	555,843
Otis Worldwide Corp. 2.06%, 04/05/25(a)	515	545,819
2.57%, 02/15/30	1,000	1,073,829
3.11%, 02/15/40	1,000	1,085,939
3.36%, 02/15/50(a)	195	225,576

Security	Par (000)	Value

Machinery (continued)
Stanley Black & Decker, Inc. 4.25%, 11/15/28(a)	$1,000	$1,218,268
4.85%, 11/15/48	250	352,363
2.75%, 11/15/50	300	314,076
(5 year CMT + 2.66%), 4.00%, 03/15/60(c)	600	638,839
Valmont Industries, Inc., 5.00%, 10/01/44(a)	1,000	1,157,985
Westinghouse Air Brake Technologies Corp.(a) 4.40%, 03/15/24	500	547,188
3.20%, 06/15/25	500	539,430
4.95%, 09/15/28	500	593,212
Xylem, Inc., 4.38%, 11/01/46(a)	500	611,608

		30,932,815

Media — 1.0%
Bell Canada 4.46%, 04/01/48	310	413,902
4.30%, 07/29/49(a)	265	347,031
Charter Communications Operating LLC/Charter Communications Operating Capital 4.46%, 07/23/22	1,000	1,054,243
4.50%, 02/01/24	2,000	2,218,373
4.91%, 07/23/25	1,930	2,241,595
3.75%, 02/15/28(a)	500	560,616
5.05%, 03/30/29	1,000	1,215,864
2.80%, 04/01/31	2,000	2,115,361
2.30%, 02/01/32	1,800	1,802,090
6.38%, 10/23/35	250	342,512
5.38%, 04/01/38	1,000	1,248,942
6.48%, 10/23/45	1,500	2,121,689
5.38%, 05/01/47	1,500	1,872,158
5.75%, 04/01/48	1,000	1,308,443
5.13%, 07/01/49	1,000	1,220,514
4.80%, 03/01/50	1,900	2,269,360
3.70%, 04/01/51	1,600	1,661,528
6.83%, 10/23/55	250	379,170
3.85%, 04/01/61	770	776,273
Comcast Corp. 3.00%, 02/01/24	1,500	1,613,617
3.60%, 03/01/24	250	275,049
3.70%, 04/15/24	1,000	1,100,208
3.10%, 04/01/25	2,080	2,288,647
3.38%, 08/15/25	500	557,871
3.95%, 10/15/25	1,250	1,436,100
3.15%, 03/01/26	1,750	1,953,810
2.35%, 01/15/27	850	914,608
3.30%, 02/01/27	1,000	1,128,184
3.30%, 04/01/27	2,000	2,274,189
3.15%, 02/15/28	1,250	1,410,759
3.55%, 05/01/28	1,000	1,152,420
4.15%, 10/15/28	2,220	2,672,379
2.65%, 02/01/30	945	1,033,814
3.40%, 04/01/30	730	844,138
4.25%, 10/15/30	1,000	1,231,347
1.95%, 01/15/31(a)	845	867,764
1.50%, 02/15/31	1,645	1,633,870
4.25%, 01/15/33	650	815,790
4.20%, 08/15/34	2,235	2,801,102
4.40%, 08/15/35	250	319,937
3.20%, 07/15/36	500	568,035
3.90%, 03/01/38	500	611,914
4.60%, 10/15/38(a)	1,500	1,976,739

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) December 31, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
Comcast Corp. (continued) 3.25%, 11/01/39	$1,000	$1,135,386
3.75%, 04/01/40	1,000	1,208,025
4.65%, 07/15/42	1,150	1,558,178
4.75%, 03/01/44	750	1,027,842
4.60%, 08/15/45	500	675,418
3.40%, 07/15/46	500	575,634
4.00%, 08/15/47(a)	500	628,025
3.97%, 11/01/47	1,500	1,880,881
4.00%, 03/01/48	500	629,903
4.70%, 10/15/48	2,500	3,492,837
4.00%, 11/01/49	1,255	1,584,305
3.45%, 02/01/50	1,800	2,124,118
2.80%, 01/15/51	860	896,539
2.45%, 08/15/52	1,700	1,649,752
4.05%, 11/01/52	694	887,605
4.95%, 10/15/58	2,000	3,036,523
2.65%, 08/15/62	800	800,886
Discovery Communications LLC 2.95%, 03/20/23	525	553,128
3.90%, 11/15/24	250	277,215
3.45%, 03/15/25	1,000	1,097,611
4.90%, 03/11/26	330	389,165
3.95%, 03/20/28	620	711,627
5.00%, 09/20/37(a)	250	315,770
5.20%, 09/20/47	1,445	1,876,827
5.30%, 05/15/49	500	659,693
4.65%, 05/15/50	1,000	1,250,745
4.00%, 09/15/55(d)	538	602,183
Fox Corp. 4.03%, 01/25/24	1,000	1,101,344
4.71%, 01/25/29	1,000	1,213,300
5.48%, 01/25/39	1,000	1,371,321
5.58%, 01/25/49(b)	1,500	2,192,605
Grupo Televisa SAB 4.63%, 01/30/26	2,000	2,274,375
6.63%, 01/15/40(a)	250	348,047
5.00%, 05/13/45	200	240,687
6.13%, 01/31/46	250	345,859
5.25%, 05/24/49(a)	500	630,625
NBCUniversal Media LLC 5.95%, 04/01/41(a)	1,250	1,909,135
4.45%, 01/15/43	250	327,380
TCI Communications, Inc., 7.88%, 02/15/26	250	336,684
TELUS Corp. 4.60%, 11/16/48	200	262,715
4.30%, 06/15/49(a)	500	634,244
Thomson Reuters Corp. 4.30%, 11/23/23	250	274,029
3.35%, 05/15/26	140	157,052
5.65%, 11/23/43(a)	1,000	1,354,866
Time Warner Cable LLC 6.55%, 05/01/37	650	892,269
6.75%, 06/15/39	2,050	2,917,574
5.88%, 11/15/40	250	333,690
5.50%, 09/01/41	250	321,213
4.50%, 09/15/42(a)	1,225	1,435,451
TWDC Enterprises 18 Corp. 2.35%, 12/01/22	1,300	1,349,941
3.15%, 09/17/25	165	183,280

Security	Par (000)	Value

Media (continued)
TWDC Enterprises 18 Corp. (continued) 3.00%, 02/13/26	$200	$222,088
1.85%, 07/30/26	1,000	1,050,339
2.95%, 06/15/27(a)	750	835,486
4.13%, 06/01/44	500	640,902
3.00%, 07/30/46	75	81,676
Series E, 4.13%, 12/01/41(a)	250	314,667
ViacomCBS, Inc. 3.70%, 08/15/24	1,000	1,096,476
3.50%, 01/15/25	500	548,514
4.00%, 01/15/26(a)	1,500	1,716,753
3.38%, 02/15/28	500	562,192
3.70%, 06/01/28(a)	500	571,097
4.95%, 01/15/31	1,000	1,255,128
4.20%, 05/19/32(b)	1,000	1,205,147
6.88%, 04/30/36	250	361,607
4.85%, 07/01/42	325	401,048
4.38%, 03/15/43	1,070	1,264,171
5.85%, 09/01/43	100	139,102
5.25%, 04/01/44(a)	250	324,873
4.90%, 08/15/44	1,000	1,247,173
4.95%, 05/19/50	1,000	1,295,320
Walt Disney Co. 1.65%, 09/01/22	230	235,294
3.00%, 09/15/22	150	156,662
1.75%, 08/30/24	500	521,439
3.70%, 09/15/24	500	555,002
3.35%, 03/24/25	1,300	1,441,170
3.70%, 10/15/25	830	939,474
1.75%, 01/13/26	600	628,970
3.38%, 11/15/26	1,500	1,694,623
2.00%, 09/01/29(a)	500	522,579
3.80%, 03/22/30(a)	1,000	1,191,667
2.65%, 01/13/31	600	657,787
6.20%, 12/15/34	350	530,725
6.40%, 12/15/35	764	1,185,536
6.65%, 11/15/37	250	395,081
4.63%, 03/23/40	1,000	1,335,418
3.50%, 05/13/40	600	705,295
4.75%, 09/15/44	500	686,195
4.95%, 10/15/45	15	20,956
4.75%, 11/15/46	1,500	2,037,924
2.75%, 09/01/49(a)	1,000	1,057,976
4.70%, 03/23/50(a)	1,300	1,836,195
3.60%, 01/13/51	2,200	2,663,098
3.80%, 05/13/60(a)	1,000	1,270,520
WPP Finance 2010 3.63%, 09/07/22	1,500	1,575,768
3.75%, 09/19/24	250	276,985

		149,841,560

Metals & Mining — 0.2%
Barrick Gold Corp., 5.25%, 04/01/42	950	1,310,357
Barrick North America Finance LLC 5.70%, 05/30/41	250	361,717
5.75%, 05/01/43	500	729,269
Barrick PD Australia Finance Pty Ltd., 5.95%, 10/15/39	500	719,867
BHP Billiton Finance USA Ltd. 2.88%, 02/24/22(a)	1,250	1,285,652
4.13%, 02/24/42	250	324,090

50	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Metals & Mining (continued)
BHP Billiton Finance USA Ltd. (continued) 5.00%, 09/30/43(a)	$1,850	$2,721,216
Newmont Corp. 3.70%, 03/15/23	66	69,804
2.80%, 10/01/29	80	87,327
2.25%, 10/01/30	500	526,214
5.88%, 04/01/35	250	363,736
4.88%, 03/15/42(a)	1,300	1,768,814
Nucor Corp. 3.95%, 05/01/28(a)	1,000	1,176,368
2.98%, 12/15/55(d)	750	780,327
Precision Castparts Corp. 2.50%, 01/15/23	150	155,834
4.20%, 06/15/35	250	306,458
4.38%, 06/15/45(a)	500	629,012
Reliance Steel & Aluminum Co., 4.50%, 04/15/23(a)	25	26,973
Rio Tinto Finance USA Ltd. 3.75%, 06/15/25	3,500	3,950,540
5.20%, 11/02/40	350	512,560
Rio Tinto Finance USA PLC 4.75%, 03/22/42	350	481,838
4.13%, 08/21/42	500	652,745
Southern Copper Corp. 3.50%, 11/08/22(a)	1,000	1,051,250
3.88%, 04/23/25	750	832,031
6.75%, 04/16/40	1,350	2,017,406
5.88%, 04/23/45(a)	615	888,291
Steel Dynamics, Inc. 2.80%, 12/15/24	30	32,253
2.40%, 06/15/25	45	47,829
5.00%, 12/15/26(a)	1,100	1,171,509
1.65%, 10/15/27(a)	500	515,315
3.45%, 04/15/30	90	101,879
3.25%, 01/15/31	285	318,700
Teck Resources Ltd., 5.40%, 02/01/43	2,000	2,388,728
Timken Co., 4.50%, 12/15/28	500	559,955
Vale Overseas Ltd. 6.25%, 08/10/26	2,000	2,478,750
3.75%, 07/08/30(a)	1,000	1,110,937
6.88%, 11/10/39	1,250	1,857,812

		34,313,363

Multi-line Retail — 0.1%
Kohl’s Corp. 9.50%, 05/15/25	1,000	1,297,105
5.55%, 07/17/45(a)	100	107,723
O’Reilly Automotive, Inc. 4.35%, 06/01/28(a)	1,000	1,189,490
3.90%, 06/01/29	1,000	1,175,978
1.75%, 03/15/31(a)	440	440,678
TJX Cos., Inc. 3.50%, 04/15/25	2,000	2,232,983
2.25%, 09/15/26(a)	1,500	1,617,260
4.50%, 04/15/50(a)	500	704,936
Tractor Supply Co., 1.75%, 11/01/30	270	271,371

		9,037,524

Multi-Utilities — 0.1%
Atmos Energy Corp. 2.63%, 09/15/29(a)	210	230,599

Security	Par (000)	Value

Multi-Utilities (continued)
Atmos Energy Corp. (continued) 4.15%, 01/15/43	$100	$125,092
4.30%, 10/01/48(a)	500	667,991
4.13%, 03/15/49(a)	500	648,384
3.38%, 09/15/49	630	733,059
CenterPoint Energy Resources Corp. 1.75%, 10/01/30	200	201,929
5.85%, 01/15/41(a)	250	352,125
Eastern Energy Gas Holdings LLC 3.60%, 12/15/24(a)	250	276,429
Series A, 2.50%, 11/15/24	495	529,578
Series B, 3.00%, 11/15/29	1,000	1,107,798
Series C, 3.90%, 11/15/49(a)	300	352,168
National Fuel Gas Co., 3.75%, 03/01/23	300	314,923
NiSource, Inc. 0.95%, 08/15/25	870	875,255
2.95%, 09/01/29	1,000	1,100,068
1.70%, 02/15/31	445	442,773
5.95%, 06/15/41	1,050	1,501,174
5.25%, 02/15/43	75	102,718
4.80%, 02/15/44(a)	250	327,438
5.65%, 02/01/45	250	359,609
4.38%, 05/15/47	500	634,355
3.95%, 03/30/48	500	614,199
ONE Gas, Inc., 4.66%, 02/01/44	250	327,499
Piedmont Natural Gas Co., Inc., 3.35%, 06/01/50	400	446,518
Southern California Gas Co.
Series TT, 2.60%, 06/15/26	1,250	1,357,872
Series UU, 4.13%, 06/01/48	250	318,166
Series VV, 4.30%, 01/15/49	1,000	1,313,453
Series XX, 2.55%, 02/01/30	1,000	1,083,335
Southern Co. Gas Capital Corp. 2.45%, 10/01/23	1,000	1,050,251
3.95%, 10/01/46	750	883,002
Series 20-A, 1.75%, 01/15/31	500	503,259
Washington Gas Light Co., 3.65%, 09/15/49	500	600,211

		19,381,230

Offshore Drilling & Other Services — 0.1%
Applied Materials, Inc. 3.90%, 10/01/25	160	182,824
3.30%, 04/01/27	1,000	1,132,550
1.75%, 06/01/30	285	295,761
5.85%, 06/15/41	300	472,564
4.35%, 04/01/47(a)	750	1,039,592
2.75%, 06/01/50(a)	500	543,993
KLA Corp. 4.65%, 11/01/24	305	347,159
4.10%, 03/15/29	500	599,231
3.30%, 03/01/50	1,070	1,207,441
Lam Research Corp. 3.80%, 03/15/25	230	258,543
1.90%, 06/15/30	820	852,126
4.88%, 03/15/49	1,000	1,445,461
2.88%, 06/15/50	305	328,645
3.13%, 06/15/60(a)	110	123,387

		8,829,277

Oil, Gas & Consumable Fuels — 2.1%
Boardwalk Pipelines LP 3.38%, 02/01/23	200	208,681

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) December 31, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Boardwalk Pipelines LP (continued) 4.80%, 05/03/29	$500	$572,945
BP Capital Markets America, Inc. 3.25%, 05/06/22	100	103,979
2.52%, 09/19/22	1,000	1,034,329
2.75%, 05/10/23	350	369,158
3.22%, 11/28/23	1,000	1,072,445
3.19%, 04/06/25(b)	2,000	2,199,975
3.80%, 09/21/25	1,000	1,133,956
3.41%, 02/11/26	2,000	2,242,320
3.12%, 05/04/26	350	387,506
3.02%, 01/16/27	500	551,932
3.54%, 04/06/27(a)	1,000	1,138,079
3.94%, 09/21/28	500	586,996
4.23%, 11/06/28	1,000	1,195,078
3.63%, 04/06/30	1,000	1,164,962
1.75%, 08/10/30	515	518,156
3.00%, 02/24/50	1,000	1,026,731
2.77%, 11/10/50	1,700	1,694,172
2.94%, 06/04/51	1,200	1,225,840
BP Capital Markets PLC 3.06%, 03/17/22	210	216,868
3.99%, 09/26/23(a)	250	273,752
3.28%, 09/19/27(a)	500	561,415
3.72%, 11/28/28	1,000	1,162,138
Canadian Natural Resources Ltd. 2.95%, 01/15/23	1,000	1,045,880
3.80%, 04/15/24	1,250	1,361,379
3.90%, 02/01/25	250	276,545
3.85%, 06/01/27	250	280,512
6.25%, 03/15/38	300	402,854
4.95%, 06/01/47	1,500	1,905,095
Cheniere Corpus Christi Holdings LLC 7.00%, 06/30/24	1,000	1,167,775
5.13%, 06/30/27	1,500	1,774,467
3.70%, 11/15/29	500	556,632
Chevron Corp. 2.41%, 03/03/22	145	148,139
2.36%, 12/05/22	1,000	1,035,557
1.14%, 05/11/23(a)	235	239,948
3.19%, 06/24/23	500	531,782
1.55%, 05/11/25	3,200	3,327,935
3.33%, 11/17/25	500	560,648
2.95%, 05/16/26	1,250	1,386,840
2.00%, 05/11/27	520	551,455
2.24%, 05/11/30	950	1,018,313
2.98%, 05/11/40	275	304,445
3.08%, 05/11/50	130	145,117
Chevron USA, Inc. 0.69%, 08/12/25(a)	760	764,590
1.02%, 08/12/27	655	658,217
2.34%, 08/12/50	1,100	1,088,301
Cimarex Energy Co., 4.38%, 03/15/29	1,000	1,134,450
CNOOC Finance Ltd.
Series 2013, 3.00%, 05/09/23	1,300	1,353,219
Series 2013, 4.25%, 05/09/43(a)	500	567,500
Series 2013, 3.30%, 09/30/49	500	494,531
CNOOC Finance ULC
Series 2014, 4.25%, 04/30/24	1,750	1,901,484
Series 2014, 4.88%, 04/30/44	500	619,375

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
CNOOC Finance USA LLC
Series 2015, 3.50%, 05/05/25	$500	$537,813
Series 2015, 4.38%, 05/02/28	2,000	2,283,125
CNOOC Petroleum North America ULC 7.88%, 03/15/32	900	1,319,906
6.40%, 05/15/37	400	549,375
Columbia Pipeline Group, Inc., 4.50%, 06/01/25	250	287,509
Concho Resources, Inc. 3.75%, 10/01/27	1,000	1,142,912
2.40%, 02/15/31	200	209,325
4.88%, 10/01/47	500	676,117
ConocoPhillips, 6.50%, 02/01/39	1,400	2,165,197
ConocoPhillips Co. 4.95%, 03/15/26	1,000	1,200,691
4.30%, 11/15/44	1,000	1,257,354
5.95%, 03/15/46	750	1,141,464
ConocoPhillips Holding Co., 6.95%, 04/15/29	850	1,191,157
Devon Energy Corp. 5.85%, 12/15/25	250	293,835
5.60%, 07/15/41	500	611,489
4.75%, 05/15/42	1,350	1,523,969
5.00%, 06/15/45	500	588,937
Diamondback Energy, Inc. 4.75%, 05/31/25(a)	115	129,466
3.50%, 12/01/29	1,000	1,068,316
Ecopetrol SA 5.88%, 09/18/23(a)	350	390,250
5.38%, 06/26/26	500	574,844
6.88%, 04/29/30	1,000	1,282,750
5.88%, 05/28/45	2,250	2,712,656
Enable Midstream Partners LP 4.95%, 05/15/28	1,000	1,033,799
5.00%, 05/15/44	500	481,743
Enbridge Energy Partners LP 5.88%, 10/15/25	1,500	1,833,697
7.38%, 10/15/45	800	1,220,787
Enbridge, Inc. 4.00%, 10/01/23	1,000	1,087,717
3.50%, 06/10/24	65	70,498
2.50%, 01/15/25	250	267,926
4.25%, 12/01/26	1,000	1,169,882
3.70%, 07/15/27	1,000	1,139,722
3.13%, 11/15/29(a)	750	824,653
4.50%, 06/10/44	250	292,250
4.00%, 11/15/49	250	283,176
Energy Transfer Operating LP 5.20%, 02/01/22	250	259,305
3.60%, 02/01/23	150	157,145
4.25%, 03/15/23	1,000	1,062,656
5.88%, 01/15/24	1,000	1,124,085
4.90%, 02/01/24	250	273,626
2.90%, 05/15/25	120	126,956
4.75%, 01/15/26	1,000	1,131,492
4.20%, 04/15/27	1,000	1,102,162
5.25%, 04/15/29	1,500	1,751,337
3.75%, 05/15/30	400	431,461
4.90%, 03/15/35	250	275,241
6.50%, 02/01/42	500	609,993
5.15%, 02/01/43	500	530,100
5.95%, 10/01/43	150	169,913

52	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Energy Transfer Operating LP (continued) 5.15%, 03/15/45	$2,000	$2,167,386
6.13%, 12/15/45	250	295,324
5.30%, 04/15/47	250	276,218
6.00%, 06/15/48	1,000	1,178,332
6.25%, 04/15/49	1,500	1,814,337
5.00%, 05/15/50	1,070	1,158,696
Energy Transfer Partners LP/Regency Energy Finance Corp. 5.88%, 03/01/22	500	522,763
5.00%, 10/01/22	1,000	1,061,168
4.50%, 11/01/23	1,000	1,082,722
Enterprise Products Operating LLC 3.90%, 02/15/24	125	136,649
3.75%, 02/15/25(a)	1,790	2,004,198
3.70%, 02/15/26	960	1,087,401
3.95%, 02/15/27	2,000	2,303,074
4.15%, 10/16/28	1,000	1,189,681
3.13%, 07/31/29	1,155	1,280,313
2.80%, 01/31/30	860	932,084
5.95%, 02/01/41	150	206,222
4.45%, 02/15/43	825	999,959
4.85%, 03/15/44	700	868,383
5.10%, 02/15/45	250	324,843
4.90%, 05/15/46	1,100	1,400,080
4.25%, 02/15/48	1,000	1,172,481
4.80%, 02/01/49	1,000	1,262,170
4.20%, 01/31/50	1,120	1,315,778
3.70%, 01/31/51	800	880,623
3.20%, 02/15/52	1,700	1,728,473
3.95%, 01/31/60	545	603,294
(3 mo. LIBOR US + 2.57%), 5.38%, 02/15/78(c)	1,000	1,010,492
Series E, (3 mo. LIBOR US + 3.03%), 5.25%, 08/16/77(c)	750	760,401
EOG Resources, Inc. 3.15%, 04/01/25	80	88,075
4.38%, 04/15/30(a)	1,000	1,215,356
5.10%, 01/15/36(a)	250	311,264
4.95%, 04/15/50	500	677,722
Equinor ASA 2.65%, 01/15/24	1,500	1,593,076
3.70%, 03/01/24	250	274,707
3.25%, 11/10/24(a)	500	550,925
2.88%, 04/06/25(a)	2,000	2,184,411
3.13%, 04/06/30(a)	1,000	1,133,630
2.38%, 05/22/30	1,000	1,070,350
5.10%, 08/17/40(a)	1,100	1,539,077
4.25%, 11/23/41	300	376,139
3.25%, 11/18/49(a)	750	833,477
3.70%, 04/06/50	1,000	1,205,143
Exxon Mobil Corp. 2.40%, 03/06/22	2,000	2,044,796
1.90%, 08/16/22	270	277,768
2.73%, 03/01/23	1,000	1,047,762
1.57%, 04/15/23	1,400	1,439,758
3.18%, 03/15/24	250	269,652
2.02%, 08/16/24	500	526,430
2.71%, 03/06/25	1,250	1,349,586
2.99%, 03/19/25	2,400	2,626,811
3.04%, 03/01/26	620	686,947

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Exxon Mobil Corp. (continued) 2.28%, 08/16/26	$500	$538,416
3.29%, 03/19/27	800	911,708
2.44%, 08/16/29	500	542,746
3.48%, 03/19/30	1,100	1,279,283
2.61%, 10/15/30(a)	1,000	1,092,282
3.00%, 08/16/39	500	542,718
4.23%, 03/19/40	1,200	1,494,420
4.11%, 03/01/46	1,000	1,233,405
3.10%, 08/16/49	1,500	1,626,085
4.33%, 03/19/50	1,651	2,161,582
3.45%, 04/15/51	1,249	1,427,467
Hess Corp. 4.30%, 04/01/27	1,500	1,653,709
5.60%, 02/15/41(a)	550	671,197
5.80%, 04/01/47	1,000	1,272,367
Husky Energy, Inc. 3.95%, 04/15/22	150	154,558
4.00%, 04/15/24	500	535,850
6.80%, 09/15/37	500	631,454
Kinder Morgan Energy Partners LP 3.95%, 09/01/22	225	236,107
3.45%, 02/15/23	500	526,219
4.15%, 02/01/24	1,000	1,094,856
4.30%, 05/01/24	500	553,617
4.25%, 09/01/24	155	173,108
5.80%, 03/15/35	1,000	1,255,818
6.50%, 02/01/37	100	129,782
6.95%, 01/15/38	1,250	1,710,387
6.38%, 03/01/41	500	661,085
5.00%, 08/15/42	75	87,974
5.00%, 03/01/43	250	293,695
5.50%, 03/01/44	750	947,868
5.40%, 09/01/44	250	313,386
Kinder Morgan, Inc. 3.15%, 01/15/23	1,500	1,577,566
4.30%, 06/01/25(a)	410	467,811
4.30%, 03/01/28	1,500	1,759,146
2.00%, 02/15/31(a)	900	904,802
5.30%, 12/01/34	250	308,094
5.55%, 06/01/45	1,250	1,606,410
5.05%, 02/15/46	750	915,586
5.20%, 03/01/48	1,250	1,589,828
3.25%, 08/01/50(a)	900	894,464
Magellan Midstream Partners LP 3.20%, 03/15/25	500	539,153
4.25%, 09/15/46	250	287,957
4.85%, 02/01/49	750	944,127
3.95%, 03/01/50	315	355,002
Marathon Oil Corp. 2.80%, 11/01/22	136	139,790
3.85%, 06/01/25	250	267,988
4.40%, 07/15/27	1,000	1,111,631
6.60%, 10/01/37	250	309,020
5.20%, 06/01/45	250	284,750
Marathon Petroleum Corp. 4.50%, 05/01/23(a)	1,000	1,085,826
3.63%, 09/15/24	115	125,498
3.80%, 04/01/28	1,000	1,114,795
4.75%, 09/15/44	250	287,179
5.85%, 12/15/45	250	308,931

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) December 31, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Marathon Petroleum Corp. (continued) 4.50%, 04/01/48	$1,000	$1,108,500
MPLX LP 3.50%, 12/01/22	1,000	1,050,258
3.38%, 03/15/23	2,000	2,118,188
4.50%, 07/15/23	250	272,295
4.88%, 12/01/24	250	286,897
4.88%, 06/01/25	250	288,767
1.75%, 03/01/26(a)	725	750,306
4.13%, 03/01/27	1,000	1,153,335
4.00%, 03/15/28	1,000	1,150,563
2.65%, 08/15/30	880	922,251
4.50%, 04/15/38	750	857,861
5.20%, 12/01/47	500	604,124
4.70%, 04/15/48	1,750	2,075,290
5.50%, 02/15/49	700	921,769
Noble Energy, Inc. 3.85%, 01/15/28	1,500	1,745,696
5.25%, 11/15/43	500	718,225
4.95%, 08/15/47	500	712,120
4.20%, 10/15/49	500	651,574
ONEOK Partners LP 3.38%, 10/01/22	500	520,392
4.90%, 03/15/25	250	284,344
6.13%, 02/01/41	300	360,499
ONEOK, Inc. 2.75%, 09/01/24	430	453,709
4.55%, 07/15/28	500	572,191
3.40%, 09/01/29	1,000	1,070,212
3.10%, 03/15/30	1,000	1,065,288
6.35%, 01/15/31(a)	1,000	1,282,118
4.95%, 07/13/47	1,000	1,117,283
4.45%, 09/01/49	1,000	1,051,816
4.50%, 03/15/50	500	524,293
Phillips 66 4.30%, 04/01/22	1,000	1,047,265
3.85%, 04/09/25(a)	1,000	1,121,808
2.15%, 12/15/30(a)	1,000	1,015,171
4.65%, 11/15/34(a)	1,355	1,641,631
5.88%, 05/01/42	100	139,036
4.88%, 11/15/44	1,250	1,576,571
Phillips 66 Partners LP 2.45%, 12/15/24	255	267,162
3.15%, 12/15/29(a)	370	384,926
4.90%, 10/01/46(a)	500	560,261
Pioneer Natural Resources Co., 1.90%, 08/15/30(a)	1,200	1,189,399
Plains All American Pipeline LP/PAA Finance Corp. 3.65%, 06/01/22	500	514,838
2.85%, 01/31/23	250	258,879
3.60%, 11/01/24	750	799,310
4.50%, 12/15/26	500	560,056
5.15%, 06/01/42	50	53,673
4.70%, 06/15/44	750	777,682
4.90%, 02/15/45	1,000	1,061,295
Sabine Pass Liquefaction LLC 5.63%, 04/15/23	500	549,315
5.63%, 03/01/25	1,000	1,166,322
5.00%, 03/15/27	1,000	1,179,065
4.20%, 03/15/28	1,000	1,146,638

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Sabine Pass Liquefaction LLC (continued) 4.50%, 05/15/30(d)	$2,000	$2,370,555
Shell International Finance BV 2.25%, 01/06/23(a)	1,000	1,038,624
3.40%, 08/12/23	2,000	2,158,735
2.00%, 11/07/24	1,000	1,053,727
2.38%, 04/06/25(a)	2,000	2,145,001
3.25%, 05/11/25	1,250	1,385,536
2.88%, 05/10/26	1,500	1,658,940
2.50%, 09/12/26	1,000	1,098,065
3.88%, 11/13/28	1,000	1,184,488
2.38%, 11/07/29(a)	1,000	1,076,562
4.13%, 05/11/35(a)	750	938,291
6.38%, 12/15/38	300	466,635
5.50%, 03/25/40(a)	300	432,951
4.55%, 08/12/43	700	930,021
4.38%, 05/11/45	2,500	3,294,076
4.00%, 05/10/46	1,250	1,574,269
3.75%, 09/12/46	900	1,088,005
3.13%, 11/07/49(a)	940	1,038,324
3.25%, 04/06/50(a)	1,000	1,133,925
Spectra Energy Partners LP 4.75%, 03/15/24	250	279,099
3.50%, 03/15/25	250	275,669
3.38%, 10/15/26	1,000	1,121,116
4.50%, 03/15/45	500	584,283
Suncor Energy, Inc. 2.80%, 05/15/23(a)	1,200	1,262,614
3.60%, 12/01/24	1,165	1,285,208
6.50%, 06/15/38	500	698,906
6.85%, 06/01/39	250	351,868
4.00%, 11/15/47(a)	1,500	1,679,195
Sunoco Logistics Partners Operations LP 4.25%, 04/01/24	400	433,111
4.00%, 10/01/27	1,750	1,921,699
4.95%, 01/15/43	250	258,520
5.30%, 04/01/44	100	108,063
5.35%, 05/15/45	250	275,403
5.40%, 10/01/47(a)	1,000	1,117,335
TC PipeLines LP 4.38%, 03/13/25	250	281,963
3.90%, 05/25/27	105	118,097
Total Capital Canada Ltd., 2.75%, 07/15/23	1,150	1,221,327
Total Capital International SA 2.70%, 01/25/23	500	524,214
3.75%, 04/10/24(a)	1,000	1,105,627
3.46%, 02/19/29	3,000	3,473,358
3.46%, 07/12/49	500	581,694
3.13%, 05/29/50	1,000	1,083,758
3.39%, 06/29/60	1,000	1,136,421
TransCanada PipeLines Ltd. 2.50%, 08/01/22	1,000	1,033,378
3.75%, 10/16/23	500	540,318
4.88%, 01/15/26	850	1,010,608
4.25%, 05/15/28	750	885,861
4.10%, 04/15/30	1,500	1,774,241
4.63%, 03/01/34	1,250	1,527,529
5.60%, 03/31/34	500	653,576
6.20%, 10/15/37	200	278,484
4.75%, 05/15/38	250	312,754
7.25%, 08/15/38	250	378,186

54	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
TransCanada PipeLines Ltd. (continued) 7.63%, 01/15/39	$250	$389,844
5.00%, 10/16/43	150	187,151
4.88%, 05/15/48	750	969,834
5.10%, 03/15/49	750	1,003,633
Transcontinental Gas Pipe Line Co. LLC 7.85%, 02/01/26	250	327,702
4.00%, 03/15/28	750	865,455
4.45%, 08/01/42	250	290,939
3.95%, 05/15/50(a)	500	565,541
Valero Energy Corp. 3.65%, 03/15/25	1,500	1,641,102
2.85%, 04/15/25(a)	2,000	2,130,083
3.40%, 09/15/26	750	822,336
2.15%, 09/15/27(a)	2,000	2,043,528
4.00%, 04/01/29(a)	1,000	1,125,011
6.63%, 06/15/37	300	399,056
4.90%, 03/15/45	500	582,726
Valero Energy Partners LP, 4.50%, 03/15/28	500	574,384
Williams Companies Inc. (The), 3.50%, 11/15/30	1,000	1,132,589
Williams Cos., Inc. 3.60%, 03/15/22	750	774,191
3.70%, 01/15/23	3,000	3,177,975
4.30%, 03/04/24	250	275,475
3.90%, 01/15/25	250	277,184
4.00%, 09/15/25	250	283,849
3.75%, 06/15/27	750	855,777
6.30%, 04/15/40	250	332,485
5.75%, 06/24/44	1,000	1,296,047
4.90%, 01/15/45	500	590,424
5.10%, 09/15/45	900	1,112,361
4.85%, 03/01/48	500	614,579

		309,361,028

Personal Products — 0.2%
Colgate-Palmolive Co. 3.25%, 03/15/24(a)	250	272,597
3.70%, 08/01/47	750	971,914
Estee Lauder Cos., Inc. 2.00%, 12/01/24(a)	325	343,343
3.15%, 03/15/27	1,000	1,124,203
2.38%, 12/01/29	130	140,527
2.60%, 04/15/30	500	549,166
4.15%, 03/15/47(a)	500	656,089
3.13%, 12/01/49(a)	685	795,258
Procter & Gamble Co. 2.30%, 02/06/22(a)	250	255,787
2.15%, 08/11/22	1,000	1,031,393
3.10%, 08/15/23(a)	500	537,545
0.55%, 10/29/25	1,265	1,276,193
2.85%, 08/11/27(a)	500	558,169
3.00%, 03/25/30	1,000	1,153,155
1.20%, 10/29/30	1,600	1,602,141
3.55%, 03/25/40	250	311,134
3.60%, 03/25/50	1,000	1,342,557
Unilever Capital Corp. 3.13%, 03/22/23(a)	2,000	2,124,507
0.38%, 09/14/23(b)	2,000	2,006,297
3.10%, 07/30/25(a)	250	277,257
2.00%, 07/28/26(a)	750	799,824
2.90%, 05/05/27	750	833,452

Security	Par (000)	Value

Personal Products (continued)
Unilever Capital Corp. (continued) 2.13%, 09/06/29(a)	$1,000	$1,071,128
1.38%, 09/14/30	805	808,584

		20,842,220

Pharmaceuticals — 1.8%
AbbVie, Inc. 3.45%, 03/15/22	1,155	1,191,155
3.25%, 10/01/22	3,150	3,280,876
2.90%, 11/06/22	1,250	1,307,600
2.30%, 11/21/22	4,400	4,560,159
2.85%, 05/14/23	1,500	1,577,142
3.75%, 11/14/23	3,000	3,271,188
2.60%, 11/21/24	1,850	1,982,822
3.80%, 03/15/25	1,750	1,951,562
3.60%, 05/14/25	1,500	1,671,131
3.20%, 05/14/26	1,435	1,589,822
2.95%, 11/21/26	2,000	2,211,698
3.20%, 11/21/29	2,850	3,193,983
4.55%, 03/15/35	630	796,513
4.50%, 05/14/35	450	565,233
4.30%, 05/14/36	200	246,115
4.05%, 11/21/39	2,395	2,898,488
4.40%, 11/06/42	1,400	1,758,060
4.85%, 06/15/44	1,250	1,654,425
4.75%, 03/15/45	668	873,025
4.70%, 05/14/45	1,500	1,962,323
4.45%, 05/14/46(a)	1,250	1,590,238
4.88%, 11/14/48(a)	1,000	1,352,472
4.25%, 11/21/49	4,195	5,259,780
AstraZeneca PLC 2.38%, 06/12/22	500	513,941
3.50%, 08/17/23(a)	500	538,597
3.38%, 11/16/25	4,700	5,275,917
0.70%, 04/08/26	1,100	1,094,242
3.13%, 06/12/27(a)	500	562,508
4.00%, 01/17/29	1,500	1,787,342
1.38%, 08/06/30	1,100	1,088,816
6.45%, 09/15/37	100	154,337
4.38%, 11/16/45	950	1,275,323
4.38%, 08/17/48	900	1,204,577
2.13%, 08/06/50(a)(b)	2,385	2,231,869
Bristol-Myers Squibb Co. 2.60%, 05/16/22	2,000	2,063,664
2.00%, 08/01/22	250	256,586
3.25%, 08/15/22	150	157,150
3.55%, 08/15/22	750	790,162
2.75%, 02/15/23	2,000	2,098,699
4.00%, 08/15/23	750	820,758
3.88%, 08/15/25	500	570,395
3.20%, 06/15/26	4,000	4,500,531
3.45%, 11/15/27	1,000	1,153,531
3.90%, 02/20/28	1,000	1,183,911
3.40%, 07/26/29	1,500	1,746,241
1.45%, 11/13/30(a)	750	753,697
4.13%, 06/15/39	500	637,078
5.25%, 08/15/43	145	207,867
4.50%, 03/01/44(a)	250	349,955
4.63%, 05/15/44	500	680,803
5.00%, 08/15/45	1,750	2,531,170
4.35%, 11/15/47	800	1,077,502

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) December 31, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
Bristol-Myers Squibb Co. (continued)
4.55%, 02/20/48	$1,000	$1,394,883
4.25%, 10/26/49	2,500	3,380,765
2.55%, 11/13/50	1,000	1,020,946
Cigna Corp.
3.05%, 11/30/22	3,000	3,142,095
3.00%, 07/15/23	1,000	1,058,982
3.75%, 07/15/23	1,330	1,437,823
3.50%, 06/15/24	750	819,458
3.25%, 04/15/25	300	329,519
4.13%, 11/15/25	1,000	1,152,022
4.50%, 02/25/26	250	293,090
3.40%, 03/01/27(a)	750	846,847
3.05%, 10/15/27	1,000	1,120,310
4.38%, 10/15/28	2,000	2,417,374
2.40%, 03/15/30(a)	1,000	1,066,221
4.80%, 08/15/38	1,000	1,302,839
3.20%, 03/15/40	1,000	1,096,546
4.80%, 07/15/46	1,250	1,647,606
3.88%, 10/15/47	750	888,407
4.90%, 12/15/48	1,500	2,062,705
3.40%, 03/15/50	1,000	1,125,250
CVS Health Corp.
3.50%, 07/20/22	500	521,935
2.75%, 12/01/22	2,000	2,079,131
3.70%, 03/09/23	544	581,981
2.63%, 08/15/24	1,225	1,312,675
4.10%, 03/25/25	181	204,974
3.88%, 07/20/25	943	1,067,957
2.88%, 06/01/26(a)	750	823,166
3.63%, 04/01/27	175	199,146
1.30%, 08/21/27	1,500	1,506,966
4.30%, 03/25/28	4,301	5,118,021
3.25%, 08/15/29	2,000	2,252,469
3.75%, 04/01/30	1,745	2,030,783
1.75%, 08/21/30	2,065	2,077,025
1.88%, 02/28/31(a)	1,235	1,250,343
4.88%, 07/20/35	1,000	1,297,636
4.78%, 03/25/38	2,500	3,167,452
4.13%, 04/01/40	800	959,708
2.70%, 08/21/40	705	713,216
5.13%, 07/20/45	1,750	2,356,132
5.05%, 03/25/48	4,750	6,437,573
4.25%, 04/01/50	1,285	1,607,391
Eli Lilly & Co.
2.75%, 06/01/25(a)	45	48,979
3.10%, 05/15/27(a)	750	835,607
3.38%, 03/15/29	1,000	1,160,934
3.70%, 03/01/45	1,000	1,220,616
3.95%, 05/15/47	500	639,034
3.95%, 03/15/49	750	983,920
4.15%, 03/15/59	500	694,173
Eli Lilly and Co., 2.25%, 05/15/50	500	491,435
GlaxoSmithKline Capital PLC
2.85%, 05/08/22	2,650	2,740,750
2.88%, 06/01/22	500	517,016
3.38%, 06/01/29(a)	1,000	1,152,509
GlaxoSmithKline Capital, Inc.
2.80%, 03/18/23	1,500	1,579,467
3.38%, 05/15/23	1,000	1,071,363
3.88%, 05/15/28	1,000	1,190,675

Security	Par (000)	Value

Pharmaceuticals (continued)
GlaxoSmithKline Capital, Inc. (continued)
5.38%, 04/15/34	$250	$356,828
6.38%, 05/15/38	1,100	1,736,788
4.20%, 03/18/43	600	776,134
Johnson & Johnson
2.25%, 03/03/22	750	766,288
2.05%, 03/01/23	750	776,926
2.45%, 03/01/26	2,370	2,578,256
4.38%, 12/05/33	250	333,747
3.55%, 03/01/36(a)	750	926,218
3.63%, 03/03/37	500	611,322
2.10%, 09/01/40	1,500	1,512,644
4.50%, 09/01/40	100	138,772
4.50%, 12/05/43(a)	750	1,046,270
3.70%, 03/01/46	500	637,642
3.75%, 03/03/47	1,750	2,245,339
3.50%, 01/15/48	1,250	1,548,531
2.45%, 09/01/60	2,000	2,080,389
Mead Johnson Nutrition Co., 4.60%, 06/01/44	250	332,388
Merck & Co., Inc.
2.35%, 02/10/22	1,500	1,534,362
2.75%, 02/10/25	3,570	3,878,154
1.45%, 06/24/30	2,000	2,027,835
3.90%, 03/07/39(a)	500	631,413
2.35%, 06/24/40(b)	2,000	2,069,535
4.15%, 05/18/43(a)	750	975,468
3.70%, 02/10/45(a)	1,900	2,367,793
4.00%, 03/07/49	1,000	1,319,828
2.45%, 06/24/50(a)	1,000	1,035,369
Mylan, Inc.
4.20%, 11/29/23	250	273,370
4.55%, 04/15/28	800	951,042
5.40%, 11/29/43	250	332,757
5.20%, 04/15/48	550	716,024
Novartis Capital Corp.
2.40%, 05/17/22	500	513,864
3.40%, 05/06/24	1,400	1,535,809
1.75%, 02/14/25	500	524,531
3.00%, 11/20/25	1,100	1,216,740
2.00%, 02/14/27(a)	500	533,625
3.10%, 05/17/27(a)	2,500	2,809,033
2.20%, 08/14/30	1,000	1,073,595
4.40%, 05/06/44(a)	1,250	1,721,053
4.00%, 11/20/45	250	327,494
2.75%, 08/14/50	1,250	1,369,834
Perrigo Finance Unlimited Co.
3.90%, 12/15/24(a)	250	274,528
4.38%, 03/15/26	250	282,927
3.15%, 06/15/30(a)	1,000	1,068,756
Pfizer, Inc.
3.40%, 05/15/24(a)	1,000	1,098,907
0.80%, 05/28/25(a)	550	559,822
2.75%, 06/03/26	115	127,073
3.00%, 12/15/26	750	846,993
3.60%, 09/15/28	2,000	2,367,085
3.45%, 03/15/29(a)	1,000	1,168,773
2.63%, 04/01/30	1,000	1,116,148
1.70%, 05/28/30	825	856,624
4.00%, 12/15/36	500	633,083
4.10%, 09/15/38	1,000	1,279,211
3.90%, 03/15/39	500	628,245

56	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
Pfizer, Inc. (continued)
7.20%, 03/15/39(a)	$2,250	$3,889,479
2.55%, 05/28/40	245	261,680
4.30%, 06/15/43	500	656,319
4.40%, 05/15/44	500	668,872
4.13%, 12/15/46	500	655,211
4.20%, 09/15/48	500	672,814
4.00%, 03/15/49	1,000	1,314,331
2.70%, 05/28/50	875	940,019
Sanofi, 3.63%, 06/19/28	2,000	2,328,266
Shire Acquisitions Investments Ireland DAC
2.88%, 09/23/23	500	530,214
3.20%, 09/23/26	1,900	2,125,499
Takeda Pharmaceutical Co. Ltd.
4.40%, 11/26/23	1,000	1,107,375
5.00%, 11/26/28	1,000	1,242,500
2.05%, 03/31/30(a)	1,055	1,079,889
3.03%, 07/09/40	1,030	1,086,966
3.18%, 07/09/50(a)	1,115	1,188,895
3.38%, 07/09/60(a)	1,000	1,108,841
Utah Acquisition Sub, Inc.
3.95%, 06/15/26(a)	250	286,033
5.25%, 06/15/46	500	655,040
Viatris, Inc. (d)
2.30%, 06/22/27	1,000	1,064,621
2.70%, 06/22/30(a)	2,000	2,122,251
3.85%, 06/22/40	1,000	1,128,672
4.00%, 06/22/50(b)	1,500	1,718,532
Wyeth LLC
6.50%, 02/01/34	500	782,021
5.95%, 04/01/37	250	374,787
Zoetis, Inc.
3.25%, 02/01/23	1,000	1,051,887
3.90%, 08/20/28	1,000	1,178,110
2.00%, 05/15/30	400	414,172
4.70%, 02/01/43	400	547,749
3.95%, 09/12/47	500	621,900
4.45%, 08/20/48	250	335,630
3.00%, 05/15/50	400	441,002

		257,579,587
Producer Durables: Miscellaneous — 0.3%
CA, Inc., 4.50%, 08/15/23	170	182,221
Oracle Corp.
2.50%, 10/15/22	3,250	3,378,162
2.63%, 02/15/23	2,000	2,093,425
2.40%, 09/15/23	4,000	4,205,991
2.95%, 11/15/24	3,500	3,807,855
2.50%, 04/01/25(a)	700	752,331
2.95%, 05/15/25(a)	500	549,130
2.65%, 07/15/26	745	818,708
2.80%, 04/01/27	1,500	1,654,317
3.25%, 11/15/27	750	855,819
2.95%, 04/01/30	3,300	3,689,853
3.25%, 05/15/30(a)	950	1,094,201
4.30%, 07/08/34	250	316,404
3.90%, 05/15/35	500	613,911
3.85%, 07/15/36	750	905,673
3.80%, 11/15/37	750	905,886
6.13%, 07/08/39(a)	500	770,245
3.60%, 04/01/40	1,850	2,166,696

Security	Par (000)	Value

Producer Durables: Miscellaneous (continued)
Oracle Corp. (continued)
5.38%, 07/15/40	$400	$574,102
4.50%, 07/08/44	500	651,378
4.13%, 05/15/45(a)	2,250	2,777,397
4.00%, 07/15/46	2,250	2,761,786
4.00%, 11/15/47	1,500	1,852,330
3.60%, 04/01/50	2,600	3,029,217
4.38%, 05/15/55(b)	1,250	1,641,133
3.85%, 04/01/60	2,100	2,582,401
salesforce.com, Inc., 3.25%, 04/11/23	2,500	2,663,269

		47,293,841
Real Estate — 0.0%
Prologis LP
3.75%, 11/01/25	45	51,089
2.13%, 04/15/27	30	32,191
2.25%, 04/15/30	1,240	1,328,761
1.25%, 10/15/30	365	361,434
4.38%, 09/15/48	600	826,710
3.00%, 04/15/50	95	105,005
2.13%, 10/15/50	715	663,684

		3,368,874
Real Estate Management & Development — 0.0%
CBRE Services, Inc., 4.88%, 03/01/26(a)	250	295,378

Road & Rail — 0.4%
Burlington Northern Santa Fe LLC
3.75%, 04/01/24(a)	50	54,809
3.65%, 09/01/25(a)	750	846,466
7.00%, 12/15/25(a)	250	322,864
3.25%, 06/15/27(a)	1,750	1,981,462
5.40%, 06/01/41(a)	50	72,823
4.40%, 03/15/42	150	198,864
4.38%, 09/01/42	250	330,825
4.45%, 03/15/43(a)	200	269,455
5.15%, 09/01/43	250	361,149
4.90%, 04/01/44	500	705,049
4.55%, 09/01/44	250	337,687
4.15%, 04/01/45	500	653,044
4.70%, 09/01/45	500	703,079
3.90%, 08/01/46(a)	2,000	2,555,716
4.13%, 06/15/47(a)	250	329,871
4.05%, 06/15/48(a)	1,000	1,316,516
4.15%, 12/15/48	500	668,627
3.55%, 02/15/50	125	154,062
3.05%, 02/15/51	1,000	1,138,854
Canadian National Railway Co.
2.95%, 11/21/24	305	329,585
2.75%, 03/01/26	560	614,525
3.50%, 11/15/42	100	116,797
3.65%, 02/03/48	1,500	1,841,235
2.45%, 05/01/50	455	470,907
Canadian Pacific Railway Co.
4.45%, 03/15/23(a)	500	537,837
2.90%, 02/01/25(a)	1,000	1,082,596
2.05%, 03/05/30(b)	1,000	1,049,470
7.13%, 10/15/31(a)	250	370,264
4.80%, 09/15/35(a)	250	328,940
5.75%, 01/15/42	25	36,325
4.80%, 08/01/45	1,110	1,545,743
CSX Corp.
3.35%, 11/01/25(a)	250	279,689

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) December 31, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Road & Rail (continued)
CSX Corp. (continued)
3.80%, 03/01/28	$2,500	$2,914,503
2.40%, 02/15/30	500	540,783
4.75%, 05/30/42	100	131,660
4.30%, 03/01/48	750	962,879
4.50%, 03/15/49	1,000	1,355,575
3.35%, 09/15/49	215	244,598
3.80%, 04/15/50	550	681,550
3.95%, 05/01/50(a)	450	564,076
2.50%, 05/15/51(b)	1,000	995,950
4.50%, 08/01/54	250	331,735
4.25%, 11/01/66	750	1,003,884
4.65%, 03/01/68	500	701,080
Kansas City Southern
3.13%, 06/01/26	250	273,911
2.88%, 11/15/29	120	130,080
4.70%, 05/01/48	500	629,465
3.50%, 05/01/50(b)	1,000	1,111,804
4.20%, 11/15/69	105	122,834
Norfolk Southern Corp.
3.00%, 04/01/22(a)	1,750	1,796,641
3.85%, 01/15/24	1,000	1,091,248
3.15%, 06/01/27(a)	880	979,881
2.55%, 11/01/29	165	178,751
3.95%, 10/01/42	100	121,254
4.45%, 06/15/45(a)	250	323,409
3.94%, 11/01/47	225	274,341
4.15%, 02/28/48	250	317,612
4.10%, 05/15/49	1,000	1,257,672
3.40%, 11/01/49	335	382,143
3.05%, 05/15/50(a)	605	659,141
4.05%, 08/15/52	1,000	1,273,026
3.16%, 05/15/55	1,000	1,090,408
Union Pacific Corp.
4.16%, 07/15/22	100	104,907
3.65%, 02/15/24	1,000	1,085,450
3.25%, 08/15/25	250	276,926
2.75%, 03/01/26	1,000	1,093,518
2.15%, 02/05/27	160	169,755
3.95%, 09/10/28(a)	1,000	1,187,197
3.70%, 03/01/29	1,000	1,159,998
2.40%, 02/05/30	865	931,184
3.38%, 02/01/35	500	585,147
3.60%, 09/15/37	1,250	1,458,105
4.38%, 09/10/38	2,750	3,457,702
4.05%, 11/15/45(a)	250	307,593
4.05%, 03/01/46	140	171,095
4.50%, 09/10/48	500	668,125
3.25%, 02/05/50(a)	1,100	1,253,998
3.80%, 10/01/51	250	305,935
3.95%, 08/15/59	780	961,162
3.84%, 03/20/60	1,450	1,794,863

		61,019,689
Semiconductors & Semiconductor Equipment — 0.6%
Altera Corp., 4.10%, 11/15/23(a)	250	277,077
Analog Devices, Inc.
2.88%, 06/01/23(a)	1,000	1,053,090
3.90%, 12/15/25	1,000	1,140,480
3.50%, 12/05/26(a)	750	852,573

Security	Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
Broadcom Corp./Broadcom Cayman Finance Ltd.
2.65%, 01/15/23	$1,500	$1,560,691
3.63%, 01/15/24	250	270,216
3.88%, 01/15/27	2,750	3,086,345
3.50%, 01/15/28	500	551,104
Broadcom, Inc.
3.13%, 10/15/22	1,000	1,046,574
2.25%, 11/15/23	1,360	1,420,363
3.63%, 10/15/24	2,000	2,197,343
3.15%, 11/15/25	1,530	1,670,686
4.25%, 04/15/26	1,000	1,145,237
3.46%, 09/15/26(a)	2,000	2,219,115
4.11%, 09/15/28	1,000	1,144,486
4.75%, 04/15/29	1,000	1,192,722
5.00%, 04/15/30	1,000	1,215,612
4.15%, 11/15/30	1,700	1,968,196
4.30%, 11/15/32	1,200	1,422,587
Flex Ltd.
4.88%, 06/15/29	500	589,400
4.88%, 05/12/30(b)	1,995	2,384,025
Honeywell International, Inc.
0.48%, 08/19/22	1,000	1,001,600
2.30%, 08/15/24(a)	1,000	1,065,627
1.35%, 06/01/25(b)	1,355	1,403,898
2.70%, 08/15/29	1,500	1,678,069
1.95%, 06/01/30	1,000	1,056,587
3.81%, 11/21/47	500	640,064
2.80%, 06/01/50	435	476,403
Intel Corp.
2.70%, 12/15/22	2,500	2,618,246
2.88%, 05/11/24(a)	1,000	1,079,073
3.40%, 03/25/25	2,400	2,668,958
3.70%, 07/29/25	1,000	1,131,531
3.75%, 03/25/27	800	927,015
2.45%, 11/15/29	1,000	1,084,756
4.10%, 05/19/46	2,500	3,182,260
4.10%, 05/11/47(a)	250	318,421
3.73%, 12/08/47	1,399	1,671,892
4.75%, 03/25/50	2,600	3,628,462
4.95%, 03/25/60	1,000	1,485,213
Jabil, Inc.
4.70%, 09/15/22	250	266,345
3.00%, 01/15/31(a)	1,350	1,431,425
Maxim Integrated Products, Inc.,
3.38%, 03/15/23	100	105,274
Microchip Technology, Inc., 4.33%, 06/01/23	2,000	2,165,026
Micron Technology, Inc.
4.64%, 02/06/24	300	334,037
4.98%, 02/06/26	250	295,488
5.33%, 02/06/29	250	312,722
4.66%, 02/15/30	750	920,360
NVIDIA Corp.
3.20%, 09/16/26	1,000	1,132,245
2.85%, 04/01/30	1,660	1,867,395
3.50%, 04/01/40	710	852,652
3.50%, 04/01/50	2,405	2,917,478
3.70%, 04/01/60	145	186,309
NXP BV/NXP Funding LLC/NXP USA, Inc.(d)
2.70%, 05/01/25	85	91,485
3.88%, 06/18/26	320	366,440
4.30%, 06/18/29	1,000	1,191,822

58	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
NXP BV/NXP Funding LLC/NXP USA, Inc.(d) (continued)
3.40%, 05/01/30	$2,165	$2,455,142
QUALCOMM, Inc. 3.25%, 05/20/27	500	567,537
1.30%, 05/20/28(d)	2,250	2,276,201
2.15%, 05/20/30	605	640,274
1.65%, 05/20/32(d)	828	828,959
4.65%, 05/20/35	250	334,426
4.80%, 05/20/45	750	1,067,077
4.30%, 05/20/47	1,500	2,033,813
3.25%, 05/20/50(a)	800	928,632
Texas Instruments, Inc.
2.25%, 09/04/29	680	732,729
4.15%, 05/15/48	1,000	1,337,968
Xilinx, Inc., 2.38%, 06/01/30	1,400	1,469,677

		84,634,935

Software — 0.3%
Activision Blizzard, Inc.
3.40%, 06/15/27	1,000	1,134,210
1.35%, 09/15/30	130	127,623
2.50%, 09/15/50(a)	800	781,917
Autodesk, Inc.
3.50%, 06/15/27	2,000	2,254,489
2.85%, 01/15/30	100	111,041
Intuit, Inc.
0.65%, 07/15/23(a)	655	660,481
0.95%, 07/15/25	755	764,478
1.35%, 07/15/27	825	844,100
1.65%, 07/15/30	985	1,011,401
Microsoft Corp.
2.40%, 02/06/22	2,000	2,040,779
2.38%, 02/12/22	1,000	1,022,333
2.65%, 11/03/22	500	520,785
2.00%, 08/08/23	2,000	2,086,195
3.63%, 12/15/23	1,000	1,092,168
2.88%, 02/06/24	865	929,136
3.13%, 11/03/25	1,500	1,676,902
2.40%, 08/08/26	2,235	2,438,355
3.30%, 02/06/27	4,500	5,134,749
3.50%, 02/12/35	1,165	1,434,928
4.20%, 11/03/35	250	328,241
3.45%, 08/08/36	1,250	1,541,408
4.10%, 02/06/37	786	1,031,575
3.50%, 11/15/42	1,000	1,231,154
4.45%, 11/03/45	1,000	1,419,173
3.70%, 08/08/46	2,500	3,169,961
2.53%, 06/01/50(a)	4,714	4,971,122
3.95%, 08/08/56	1,707	2,344,176
2.68%, 06/01/60	3,737	4,049,795
ServiceNow, Inc., 1.40%, 09/01/30	810	790,185
VMware, Inc.
2.95%, 08/21/22	2,000	2,074,706
4.70%, 05/15/30	1,000	1,203,030

		50,220,596

Specialty Retail — 0.0%
AutoZone, Inc.
3.70%, 04/15/22	50	51,815
3.13%, 07/15/23(a)	250	264,559

Security	Par (000)	Value

Specialty Retail (continued)
AutoZone, Inc. (continued)
3.25%, 04/15/25(a)	$165	$180,787
3.75%, 04/18/29	1,000	1,153,228
Best Buy Co., Inc., 1.95%, 10/01/30	1,250	1,255,998
Ross Stores, Inc.
4.60%, 04/15/25	500	576,803
1.88%, 04/15/31	1,000	1,003,970

		4,487,160

Technology Hardware, Storage & Peripherals — 0.6%
Adobe, Inc.
1.70%, 02/01/23	160	164,679
1.90%, 02/01/25	160	169,199
3.25%, 02/01/25	70	77,073
2.15%, 02/01/27	1,275	1,368,159
2.30%, 02/01/30	1,200	1,298,857
Apple, Inc.
2.50%, 02/09/22	1,000	1,022,763
1.70%, 09/11/22	2,500	2,563,165
2.10%, 09/12/22	500	515,462
2.40%, 01/13/23	1,000	1,042,572
2.85%, 02/23/23	250	262,533
2.40%, 05/03/23	2,000	2,097,928
0.75%, 05/11/23	350	354,175
3.45%, 05/06/24	1,000	1,101,199
2.85%, 05/11/24	2,000	2,156,497
1.80%, 09/11/24	1,635	1,715,856
2.75%, 01/13/25	1,000	1,084,968
2.50%, 02/09/25	140	151,063
1.13%, 05/11/25	650	668,437
3.20%, 05/13/25	750	836,227
0.55%, 08/20/25(a)	2,800	2,812,526
3.25%, 02/23/26	1,910	2,143,427
2.45%, 08/04/26	1,410	1,539,033
3.35%, 02/09/27	2,000	2,281,551
3.20%, 05/11/27	1,500	1,693,694
2.90%, 09/12/27	1,000	1,118,418
3.00%, 11/13/27	1,000	1,127,290
2.20%, 09/11/29	1,235	1,333,461
1.65%, 05/11/30	1,400	1,441,885
1.25%, 08/20/30(a)	2,800	2,800,586
4.50%, 02/23/36	250	336,555
3.85%, 05/04/43	1,750	2,210,943
4.45%, 05/06/44	250	342,887
3.45%, 02/09/45(a)	1,350	1,638,370
4.38%, 05/13/45	500	685,233
4.65%, 02/23/46	1,980	2,814,483
3.85%, 08/04/46	750	964,474
4.25%, 02/09/47	250	341,187
3.75%, 11/13/47	1,250	1,576,698
2.95%, 09/11/49	1,250	1,402,176
2.65%, 05/11/50	1,200	1,273,615
2.40%, 08/20/50(a)	2,800	2,865,586
2.55%, 08/20/60	1,600	1,645,571
Dell International LLC/EMC Corp.(d)
5.45%, 06/15/23	3,000	3,318,062
4.00%, 07/15/24	1,000	1,102,627
5.85%, 07/15/25	600	720,490
6.02%, 06/15/26	3,090	3,769,631
4.90%, 10/01/26	1,000	1,180,838
5.30%, 10/01/29(a)	1,250	1,532,437

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) December 31, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Technology Hardware, Storage & Peripherals (continued)
Dell International LLC/EMC Corp.(d) (continued)
6.20%, 07/15/30	$1,500	$1,949,895
8.10%, 07/15/36	500	739,440
8.35%, 07/15/46	850	1,285,895
Hewlett Packard Enterprise Co.
4.40%, 10/15/22	1,500	1,593,272
2.25%, 04/01/23	1,000	1,036,437
1.45%, 04/01/24	1,000	1,027,519
4.90%, 10/15/25(a)	1,250	1,462,454
6.20%, 10/15/35	500	645,164
6.35%, 10/15/45	750	988,558
HP, Inc.
4.05%, 09/15/22	1,000	1,060,668
2.20%, 06/17/25	500	529,370
3.40%, 06/17/30(a)	500	556,427
6.00%, 09/15/41	650	849,214
NetApp, Inc., 1.88%, 06/22/25	675	705,053

		81,093,912

Textiles, Apparel & Luxury Goods — 0.1%
NIKE, Inc.
2.75%, 03/27/27	2,000	2,213,051
2.85%, 03/27/30(a)	1,000	1,132,869
3.88%, 11/01/45	500	649,008
3.38%, 11/01/46(a)	1,500	1,777,698
Tapestry, Inc., 3.00%, 07/15/22	1,000	1,021,702
VF Corp., 2.95%, 04/23/30(a)	500	553,227

		7,347,555

Tobacco — 0.3%
Altria Group, Inc.
2.85%, 08/09/22	1,500	1,557,722
4.00%, 01/31/24	250	274,490
3.80%, 02/14/24	750	818,990
2.35%, 05/06/25	240	254,996
4.80%, 02/14/29	3,000	3,594,290
3.40%, 05/06/30	435	488,068
5.80%, 02/14/39	1,000	1,317,574
4.50%, 05/02/43	400	458,293
5.38%, 01/31/44	1,320	1,687,085
3.88%, 09/16/46	1,250	1,320,359
5.95%, 02/14/49	1,500	2,101,438
4.45%, 05/06/50	655	774,360
BAT Capital Corp.
3.22%, 08/15/24	1,250	1,353,278
2.79%, 09/06/24(a)	2,000	2,138,055
3.22%, 09/06/26	1,000	1,101,373
4.70%, 04/02/27	500	587,937
3.56%, 08/15/27	2,000	2,226,958
2.26%, 03/25/28	600	622,828
3.46%, 09/06/29(a)	500	545,392
4.91%, 04/02/30	600	724,616
2.73%, 03/25/31(a)(b)	2,800	2,900,079
4.39%, 08/15/37	2,250	2,527,458
3.73%, 09/25/40(a)	200	208,608
4.54%, 08/15/47	1,350	1,499,110
4.76%, 09/06/49(a)	750	869,519
5.28%, 04/02/50(a)	250	308,823
3.98%, 09/25/50(a)	600	626,124
BAT International Finance PLC, 1.67%, 03/25/26	250	255,905
Philip Morris International, Inc.
2.63%, 03/06/23(a)	250	262,444

Security	Par (000)	Value

Tobacco (continued)
Philip Morris International, Inc. (continued)
2.13%, 05/10/23	$1,000	$1,039,001
3.25%, 11/10/24(a)	1,000	1,101,314
3.38%, 08/11/25	750	834,110
2.75%, 02/25/26	415	452,604
3.13%, 08/17/27(a)	1,000	1,120,135
2.10%, 05/01/30	2,000	2,085,894
1.75%, 11/01/30(b)	2,000	2,024,845
6.38%, 05/16/38(a)	1,750	2,670,064
4.50%, 03/20/42	50	63,292
3.88%, 08/21/42	350	412,109
4.13%, 03/04/43	450	550,871
4.88%, 11/15/43	250	335,271
4.25%, 11/10/44	365	459,710
Reynolds American, Inc.
4.45%, 06/12/25(a)	1,000	1,138,994
5.70%, 08/15/35(a)	325	410,751
6.15%, 09/15/43	150	194,076
5.85%, 08/15/45	1,250	1,598,438

		49,897,651

Transportation Infrastructure — 0.2%
FedEx Corp.
3.40%, 01/14/22	1,000	1,031,588
4.00%, 01/15/24	250	276,891
3.25%, 04/01/26	545	608,871
3.30%, 03/15/27	500	560,199
3.10%, 08/05/29	1,000	1,116,697
4.25%, 05/15/30(b)	2,000	2,430,027
3.90%, 02/01/35	190	226,876
3.88%, 08/01/42	50	58,323
4.75%, 11/15/45	660	858,939
4.55%, 04/01/46	750	964,873
4.40%, 01/15/47	500	631,761
4.05%, 02/15/48	1,000	1,208,746
4.95%, 10/17/48	1,000	1,365,271
5.25%, 05/15/50	1,000	1,416,431
Ryder System, Inc.
3.40%, 03/01/23	500	529,694
3.88%, 12/01/23	2,000	2,183,156
2.50%, 09/01/24(a)	285	302,782
2.90%, 12/01/26	1,160	1,274,729
United Parcel Service, Inc.
2.45%, 10/01/22	500	518,630
2.50%, 04/01/23(a)	2,000	2,091,822
3.90%, 04/01/25	1,000	1,129,789
2.40%, 11/15/26(a)	2,000	2,183,093
3.05%, 11/15/27(a)	500	572,532
6.20%, 01/15/38	100	156,896
5.20%, 04/01/40	1,000	1,420,420
3.63%, 10/01/42	250	301,427
3.40%, 11/15/46	220	264,453
3.75%, 11/15/47	500	633,944
4.25%, 03/15/49	1,000	1,366,312
3.40%, 09/01/49	300	367,142
5.30%, 04/01/50	1,000	1,506,945

		29,559,259

Utilities — 0.1%
American Water Capital Corp.
3.40%, 03/01/25	750	829,657
2.95%, 09/01/27	500	552,823

60	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)
American Water Capital Corp. (continued)
3.75%, 09/01/28	$1,500	$1,771,889
3.45%, 06/01/29	500	575,533
4.30%, 09/01/45	250	327,207
3.75%, 09/01/47	500	612,400
4.15%, 06/01/49(a)	500	662,034
3.45%, 05/01/50	1,000	1,187,951
Emera US Finance LP 3.55%, 06/15/26(a)	1,075	1,208,145
4.75%, 06/15/46	350	447,580
Essential Utilities, Inc., 3.35%, 04/15/50	1,000	1,114,469

		9,289,688

Wireless Telecommunication Services — 0.4%
America Movil SAB de CV 3.13%, 07/16/22	3,500	3,638,906
3.63%, 04/22/29	1,400	1,591,309
2.88%, 05/07/30	1,500	1,629,937
6.13%, 03/30/40	250	369,397
4.38%, 07/16/42(a)	850	1,062,254
4.38%, 04/22/49(a)	1,000	1,284,375
Crown Castle International Corp. 3.30%, 07/01/30	1,000	1,119,279
3.25%, 01/15/51	1,000	1,055,099
GLP Capital LP/GLP Financing II, Inc., 5.30%, 01/15/29	1,000	1,156,950
Orange SA 9.00%, 03/01/31	250	411,228
5.38%, 01/13/42	1,825	2,588,685
Rogers Communications, Inc. 3.00%, 03/15/23	650	682,897
3.63%, 12/15/25(a)	565	639,625
2.90%, 11/15/26	1,000	1,105,523
5.00%, 03/15/44(a)	250	342,742
4.30%, 02/15/48	750	958,121
4.35%, 05/01/49	1,250	1,618,497
3.70%, 11/15/49(a)	400	472,867
Telefonaktiebolaget LM Ericsson, 4.13%, 05/15/22(a)	5,000	5,200,000
T-Mobile USA, Inc.(d) 3.50%, 04/15/25	1,045	1,154,704
3.75%, 04/15/27	3,500	3,985,800
2.05%, 02/15/28(a)	500	520,080
3.88%, 04/15/30	6,000	6,949,200
2.55%, 02/15/31	700	735,049
2.25%, 11/15/31	345	354,087
4.38%, 04/15/40	1,250	1,525,462
3.00%, 02/15/41	2,000	2,073,440
4.50%, 04/15/50	1,720	2,121,422
3.30%, 02/15/51	1,750	1,800,452
3.60%, 11/15/60	500	530,720
Vodafone Group PLC 3.75%, 01/16/24	2,000	2,185,514
4.13%, 05/30/25(a)	1,500	1,715,243
4.38%, 05/30/28(a)	1,350	1,616,839
7.88%, 02/15/30	100	148,355
6.15%, 02/27/37	500	720,862
5.00%, 05/30/38(a)	500	654,221
4.38%, 02/19/43	950	1,179,857
5.25%, 05/30/48	2,500	3,482,373
4.88%, 06/19/49(a)	500	668,201

Security	Par (000)	Value

Wireless Telecommunication Services (continued)
Vodafone Group PLC (continued) 4.25%, 09/17/50	$1,190	$1,473,891
Vornado Realty LP, 3.50%, 01/15/25(a)	250	264,392
WP Carey, Inc., 3.85%, 07/15/29(a)	475	545,651

		63,333,506

Total Corporate Bonds — 27.0% (Cost: $3,619,597,183)		3,989,263,012

Foreign Agency Obligations

Canada — 0.3%
Canada Government International Bond 2.63%, 01/25/22	1,000	1,026,678
1.63%, 01/22/25	2,000	2,101,500
Export Development Canada 2.00%, 05/17/22	4,000	4,097,237
2.50%, 01/24/23	2,000	2,095,040
Province of Alberta Canada 2.20%, 07/26/22	1,000	1,030,017
1.88%, 11/13/24	1,000	1,052,513
1.00%, 05/20/25(a)	3,000	3,050,820
3.30%, 03/15/28	2,000	2,309,644
Province of British Columbia Canada, 2.00%, 10/23/22	750	774,136
Province of Manitoba Canada, 2.13%, 05/04/22	2,000	2,050,031
Province of New Brunswick Canada, 3.63%, 02/24/28	1,000	1,175,545
Province of Ontario Canada 2.40%, 02/08/22	1,000	1,023,447
2.55%, 04/25/22	4,000	4,118,526
2.25%, 05/18/22	2,000	2,053,807
2.20%, 10/03/22(a)	2,000	2,066,313
1.75%, 01/24/23	2,000	2,059,389
2.50%, 04/27/26(a)	3,000	3,291,390
1.05%, 05/21/27	1,000	1,011,853
2.00%, 10/02/29	1,000	1,069,363
Province of Quebec Canada 2.38%, 01/31/22	1,000	1,022,480
2.63%, 02/13/23	250	262,312
0.60%, 07/23/25(a)	2,000	2,008,360
2.50%, 04/20/26	2,750	3,020,199
2.75%, 04/12/27	2,000	2,236,352
Series QO, 2.88%, 10/16/24	500	546,512
Series QW, 2.50%, 04/09/24(a)	2,000	2,139,840
Series QX, 1.50%, 02/11/25	2,000	2,084,620

		50,777,924

Chile — 0.0%
Chile Government International Bond 3.24%, 02/06/28	1,500	1,699,687
2.45%, 01/31/31	2,000	2,140,000
2.55%, 01/27/32	1,000	1,073,750
3.63%, 10/30/42	350	410,484
3.86%, 06/21/47	750	914,297
3.50%, 01/25/50	1,000	1,146,563

		7,384,781

Colombia — 0.2%
Colombia Government International Bond 2.63%, 03/15/23	250	258,672
4.00%, 02/26/24	2,750	2,970,000
4.50%, 01/28/26	2,250	2,551,641

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) December 31, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Colombia (continued)
Colombia Government International Bond (continued)
3.88%, 04/25/27	$2,000	$2,223,000
4.50%, 03/15/29	2,000	2,310,000
3.00%, 01/30/30(a)	3,000	3,151,875
3.13%, 04/15/31	1,000	1,061,500
7.38%, 09/18/37	100	145,625
6.13%, 01/18/41	1,500	2,011,875
5.63%, 02/26/44	950	1,231,734
5.00%, 06/15/45	1,900	2,322,156
5.20%, 05/15/49	1,500	1,896,094
4.13%, 05/15/51	900	999,900

		23,134,072

Germany — 0.0%
FMS Wertmanagement
2.00%, 08/01/22	1,000	1,028,121
2.75%, 03/06/23	500	527,352
Landwirtschaftliche Rentenbank, 1.75%, 07/27/26(a)	1,000	1,065,498

		2,620,971

Hungary — 0.0%
Hungary Government International Bond
5.38%, 02/21/23	500	547,258
5.75%, 11/22/23	500	568,592
5.38%, 03/25/24	1,500	1,708,299
7.63%, 03/29/41	750	1,325,323

		4,149,472

Indonesia — 0.1%
Indonesia Government International Bond
4.10%, 04/24/28	1,000	1,161,250
4.75%, 02/11/29	1,000	1,211,250
2.85%, 02/14/30	2,000	2,156,250
4.35%, 01/11/48	1,400	1,668,625
3.70%, 10/30/49	500	546,875
3.50%, 02/14/50(a)	1,000	1,083,437
4.20%, 10/15/50	1,000	1,192,812
4.45%, 04/15/70(a)	600	737,063

		9,757,562

Israel — 0.1%
Israel Government International Bond
4.00%, 06/30/22	900	947,813
3.15%, 06/30/23	3,000	3,196,875
2.88%, 03/16/26(a)	750	825,000
3.25%, 01/17/28	1,500	1,710,937
2.75%, 07/03/30	400	440,375
4.50%, 01/30/43	1,200	1,578,375
3.88%, 07/03/50	1,000	1,201,875
4.50%, 12/31/99	600	793,500
State of Israel
2.50%, 01/15/30	2,000	2,165,000
3.38%, 01/15/50	1,000	1,103,750

		13,963,500

Italy — 0.1%
Republic of Italy Government International Bond
6.88%, 09/27/23	100	116,109
2.38%, 10/17/24	3,500	3,680,468

Security	Par (000)	Value

Italy (continued)
Republic of Italy Government International Bond (continued)
2.88%, 10/17/29	$2,500	$2,632,668
5.38%, 06/15/33	750	963,040
4.00%, 10/17/49	1,500	1,648,828

		9,041,113

Japan — 0.2%
Japan Bank for International Cooperation
2.50%, 06/01/22	2,000	2,061,655
2.38%, 07/21/22(a)	1,000	1,032,368
1.63%, 10/17/22(a)	1,000	1,023,731
2.38%, 11/16/22(a)	2,000	2,075,800
1.75%, 01/23/23	2,000	2,058,496
3.25%, 07/20/23	1,100	1,181,092
0.38%, 09/15/23(a)	5,000	5,008,000
3.38%, 10/31/23	500	542,187
2.50%, 05/23/24	500	534,840
0.63%, 07/15/25	2,000	2,000,693
2.88%, 06/01/27	1,000	1,125,029
2.75%, 11/16/27	500	560,610
3.25%, 07/20/28	2,000	2,328,203
2.00%, 10/17/29(a)	1,000	1,074,414
Series DTC, 3.38%, 07/31/23	500	538,655
Series DTC, 2.50%, 05/28/25	2,000	2,164,325
Series DTC, 2.38%, 04/20/26	750	816,540
Series DTC, 2.25%, 11/04/26	500	541,897

		26,668,535

Mexico — 0.3%
Mexico Government International Bond
4.00%, 10/02/23	250	273,906
3.60%, 01/30/25(a)	500	555,625
4.13%, 01/21/26	3,000	3,450,000
4.15%, 03/28/27	1,000	1,157,500
3.75%, 01/11/28	1,000	1,126,563
4.50%, 04/22/29	1,500	1,758,750
3.25%, 04/16/30(a)	3,000	3,251,250
2.66%, 05/24/31	2,000	2,057,000
4.75%, 04/27/32(a)	3,000	3,605,625
6.75%, 09/27/34	150	210,656
6.05%, 01/11/40	2,300	3,082,719
4.75%, 03/08/44	2,200	2,617,450
5.55%, 01/21/45	1,525	2,003,469
4.60%, 01/23/46	1,500	1,754,062
4.35%, 01/15/47	1,750	1,995,000
4.60%, 02/10/48	2,000	2,349,500
4.50%, 01/31/50	1,950	2,280,281
5.00%, 04/27/51	2,000	2,493,500
3.77%, 05/24/61(b)	3,000	3,119,250

		39,142,106

Panama — 0.1%
Panama Government International Bond
3.75%, 03/16/25	3,500	3,865,312
3.88%, 03/17/28	2,500	2,869,531
3.16%, 01/23/30	1,000	1,107,188
2.25%, 09/29/32	1,000	1,029,000
6.70%, 01/26/36(a)	350	519,969
4.50%, 05/15/47	750	965,156

62	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Panama (continued)
Panama Government International Bond (continued) 4.50%, 04/16/50	$1,250	$1,606,250
4.50%, 04/01/56	2,400	3,096,000
3.87%, 07/23/60	900	1,059,750

		16,118,156

Peru — 0.1%
Peruvian Government International Bond 7.35%, 07/21/25	1,400	1,794,187
2.39%, 01/23/26	2,000	2,128,000
4.13%, 08/25/27	1,000	1,172,812
2.84%, 06/20/30	1,000	1,107,187
2.78%, 01/23/31	2,000	2,193,000
1.86%, 12/01/32(a)	750	757,125
8.75%, 11/21/33	441	753,008
6.55%, 03/14/37(a)	250	379,063
5.63%, 11/18/50	1,400	2,193,800
2.78%, 12/01/60	1,250	1,258,125
3.23%, 07/28/21	500	499,750

		14,236,057

Philippines — 0.1%
Philippine Government International Bond 4.20%, 01/21/24	2,500	2,771,875
3.75%, 01/14/29	3,000	3,504,375
2.46%, 05/05/30	2,000	2,150,000
7.75%, 01/14/31	1,500	2,312,813
6.38%, 10/23/34	250	366,875
5.00%, 01/13/37	1,000	1,320,625
3.95%, 01/20/40	250	296,484
3.70%, 03/01/41	1,100	1,271,531
3.70%, 02/02/42	2,000	2,316,250
2.95%, 05/05/45	1,000	1,055,000

		17,365,828

Poland — 0.0%
Republic of Poland Government International Bond 5.00%, 03/23/22	2,050	2,166,290
3.00%, 03/17/23	200	211,183
4.00%, 01/22/24	2,250	2,488,500
3.25%, 04/06/26	250	281,772

		5,147,745

South Korea — 0.1%
Export-Import Bank of Korea 2.75%, 01/25/22(a)	1,000	1,022,500
5.00%, 04/11/22	2,000	2,113,125
2.88%, 01/21/25	1,000	1,084,375
1.88%, 02/12/25	1,000	1,045,487
3.25%, 11/10/25	500	559,688
2.63%, 05/26/26	1,000	1,096,562
3.25%, 08/12/26	500	566,563
Korea Development Bank 3.38%, 03/12/23	4,000	4,255,040
2.75%, 03/19/23	1,000	1,050,312
Korea International Bond 4.13%, 06/10/44	250	333,895
3.88%, 09/20/48	1,750	2,333,516

		15,461,063

Security	Par (000)	Value

Supranational — 1.4%
African Development Bank, 3.00%, 09/20/23	$5,000	$5,370,448
Asian Development Bank 2.00%, 02/16/22(a)	2,000	2,040,329
1.88%, 02/18/22	1,000	1,018,702
0.63%, 04/07/22	3,000	3,016,199
1.88%, 07/19/22	2,000	2,051,469
1.88%, 08/10/22(a)	1,500	1,539,767
1.75%, 09/13/22(a)	2,500	2,565,006
2.75%, 03/17/23	3,750	3,959,164
0.25%, 07/14/23(a)	4,000	4,003,623
0.25%, 10/06/23	1,000	998,831
2.63%, 01/30/24	3,000	3,216,704
1.50%, 10/18/24(a)	3,000	3,131,271
0.63%, 04/29/25	3,000	3,029,182
2.00%, 04/24/26(a)	1,000	1,076,840
2.63%, 01/12/27	1,000	1,115,044
2.75%, 01/19/28	750	850,216
1.75%, 09/19/29	2,000	2,133,180
1.88%, 01/24/30(a)	3,000	3,230,964
Council Of Europe Development Bank, 0.25%, 10/20/23	3,000	2,993,677
European Bank for Reconstruction & Development 2.75%, 03/07/23	2,000	2,110,399
0.25%, 07/10/23(a)	4,000	4,001,169
1.50%, 02/13/25	1,000	1,036,372
European Investment Bank 2.25%, 03/15/22	1,000	1,024,861
2.63%, 05/20/22	10,000	10,337,230
2.25%, 08/15/22(a)	5,000	5,167,026
2.00%, 12/15/22(a)	1,000	1,035,390
2.50%, 03/15/23	2,000	2,101,359
1.38%, 05/15/23	1,000	1,027,750
2.88%, 08/15/23	1,500	1,604,367
0.25%, 09/15/23	3,000	3,003,892
3.13%, 12/14/23	4,000	4,340,295
3.25%, 01/29/24(a)	3,000	3,272,368
2.63%, 03/15/24(a)	2,000	2,151,170
1.63%, 03/14/25	4,000	4,209,425
0.63%, 07/25/25	2,000	2,019,141
2.13%, 04/13/26	1,000	1,085,145
2.38%, 05/24/27(a)	3,500	3,864,836
1.63%, 10/09/29	750	794,373
Inter-American Development Bank 2.13%, 01/18/22	1,000	1,019,370
1.75%, 04/14/22	750	765,110
1.75%, 09/14/22	2,000	2,053,490
0.50%, 05/24/23	3,000	3,019,772
0.25%, 11/15/23	3,000	3,000,870
2.63%, 01/16/24(a)	5,000	5,352,650
3.00%, 02/21/24	5,000	5,421,150
1.75%, 03/14/25(a)	3,000	3,167,960
0.88%, 04/03/25	3,000	3,058,098
2.00%, 06/02/26(a)	500	538,695
2.38%, 07/07/27	1,000	1,103,429
2.25%, 06/18/29	4,500	4,962,260
3.20%, 08/07/42	750	943,843
4.38%, 01/24/44	300	444,882
International Bank for Reconstruction & Development 2.00%, 01/26/22	3,000	3,057,365

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) December 31, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Supranational (continued)
International Bank for Reconstruction & Development (continued) 2.13%, 07/01/22	$3,000	$3,086,916
7.63%, 01/19/23	1,000	1,149,942
1.75%, 04/19/23	1,000	1,035,064
3.00%, 09/27/23(a)	4,000	4,298,080
2.50%, 03/19/24	3,000	3,213,540
1.63%, 01/15/25	3,000	3,150,300
0.75%, 03/11/25	5,000	5,075,365
0.63%, 04/22/25	5,000	5,048,299
0.38%, 07/28/25	3,000	2,991,105
4.75%, 02/15/35	500	714,265
Series GDIF, 1.63%, 02/10/22	3,500	3,555,685
Series GDIF, 1.88%, 06/19/23(a)	5,000	5,203,412
Series GDIF, 1.50%, 08/28/24	4,000	4,169,280
Series GDIF, 2.50%, 11/25/24	3,000	3,251,820
Series GDIF, 2.50%, 07/29/25	1,000	1,093,001
Series GDIF, 1.88%, 10/27/26	750	805,025
Series GDIF, 2.50%, 11/22/27	2,000	2,229,689
Series GDIF, 1.75%, 10/23/29	3,000	3,199,735
International Finance Corp. 2.88%, 07/31/23	750	800,385
0.38%, 07/16/25	2,000	1,993,781
Nordic Investment Bank 1.38%, 10/17/22	2,000	2,040,929
0.38%, 05/19/23	3,000	3,010,285

		200,552,031

Sweden — 0.0%
Svensk Exportkredit AB 2.38%, 03/09/22(a)	1,500	1,537,322
1.63%, 11/14/22	500	512,531
2.88%, 03/14/23	1,000	1,056,535
0.75%, 04/06/23(a)	2,000	2,020,957
1.75%, 12/12/23	1,000	1,042,360
0.63%, 05/14/25	2,000	2,008,106

		8,177,811

United States — 0.0%
Inter-American Development Bank, 0.63%, 07/15/25(a)	5,000	5,040,674

Uruguay — 0.1%
Uruguay Government International Bond 8.00%, 11/18/22(a)	100	108,656
4.50%, 08/14/24(a)	1,250	1,377,734
4.38%, 10/27/27(a)	1,000	1,182,188
4.38%, 01/23/31(a)	2,500	3,066,406
5.10%, 06/18/50	2,250	3,148,594
4.98%, 04/20/55	1,600	2,222,000

		11,105,578

Total Foreign Agency Obligations — 3.2% (Cost: $453,615,355)		479,844,979

Municipal Bonds

Arizona — 0.0%
Salt River Project Agricultural Improvement & Power District, RB, BAB, 4.84%, 01/01/41	220	303,030

Security	Par (000)	Value

California — 0.2%
Bay Area Toll Authority, RB, Series F-2, 6.26%, 04/01/49(a)	$750	$1,294,807
Bay Area Toll Authority, RB, BAB
Series S-1, 6.92%, 04/01/40	620	967,944
Series S-1, 7.04%, 04/01/50(a)	100	183,784
Series S-3, 6.91%, 10/01/50	560	1,032,931
Bay Area Toll Authority, Refunding RB, 2.57%, 04/01/31	345	371,679
California State University, RB, Series E, 2.90%, 11/01/51	200	201,736
California State University, Refunding RB, Series B, 2.98%, 11/01/51	515	562,710
City of San Francisco CA Public Utilities Commission Water Revenue RB, 2.83%, 11/01/41	500	515,485
City of San Francisco California Public Utilities Commission Water Revenue, RB, BAB, 6.95%, 11/01/50	100	172,688
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB, Series A, 3.30%, 11/01/39	115	124,913
East Bay Municipal Utility District Water System Revenue, RB, BAB, 5.87%, 06/01/40	100	149,806
Foothill-Eastern Transportation Corridor Agency, Refunding RB
Series A, 4.09%, 01/15/49	75	80,519
Series A, (AGM), 3.92%, 01/15/53	175	185,122
Los Angeles Community College District, GO, 2.11%, 08/01/32	665	691,760
Los Angeles Community College District, GO, BAB, 6.75%, 08/01/49(a)	540	972,567
Los Angeles County Metropolitan Transportation Authority, RB, BAB, 5.74%, 06/01/39	100	138,545
Los Angeles County Public Works Financing Authority, Refunding RB, BAB, 7.62%, 08/01/40	100	169,244
Los Angeles Department of Water & Power Power System Revenue, RB, BAB 5.72%, 07/01/39	200	293,876
6.57%, 07/01/45	675	1,181,101
6.60%, 07/01/50	90	166,019
Los Angeles Unified School District, GO, BAB 5.76%, 07/01/29	300	388,920
5.75%, 07/01/34	850	1,196,800
Series RY, 6.76%, 07/01/34	450	677,263
Regents of the University of California Medical Center Pooled Revenue, RB
Series H, 6.55%, 05/15/48	120	194,197
Series N, 3.26%, 05/15/60	365	409,683
Series N, 3.71%, 05/15/20	500	536,565
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, BAB, Series F, 6.58%, 05/15/49(a)	600	971,640
San Diego County Regional Transportation Commission, RB, BAB, 5.91%, 04/01/48	260	417,646
San Diego County Regional Transportation Commission, Refunding RB, Series A, 3.25%, 04/01/48	175	183,733
San Diego County Water Authority, RB, BAB, Series B, 6.14%, 05/01/49	315	497,517

64	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
Santa Clara Valley Transportation Authority, RB, Series A, 5.88%, 04/01/32	$100	$128,731
State of California Department of Water Resources Power Supply Revenue, Refunding RB, Series P, 2.00%, 05/01/22(h)	250	255,570
State of California, GO, Series A, 2.37%, 04/01/22	500	513,295
State of California, GO, BAB 7.50%, 04/01/34	645	1,074,809
7.55%, 04/01/39(a)	2,375	4,182,850
7.30%, 10/01/39	600	991,830
7.35%, 11/01/39(a)	800	1,331,584
7.60%, 11/01/40(a)	1,850	3,365,131
State of California, Refunding GO 3.38%, 04/01/25	100	111,824
3.50%, 04/01/28	355	415,006
2.50%, 10/01/29	1,250	1,374,512
4.50%, 04/01/33	200	242,246
4.60%, 04/01/38	165	198,028
University of California, RB
Series AD, 4.86%, 05/15/12	300	429,654
Series AQ, 4.77%, 05/15/15	405	572,573
Series BD, 3.35%, 07/01/29	570	653,693
Series BG, 0.88%, 05/15/25	240	242,866
Series BG, 1.61%, 05/15/30	250	252,280
University of California, RB, BAB 5.77%, 05/15/43	190	274,060
5.95%, 05/15/45	500	739,855
University of California, Refunding RB
Series AJ, 4.60%, 05/15/31	150	179,933
Series AX, 3.06%, 07/01/25	100	109,812

		32,571,342

Colorado — 0.0%
Regional Transportation District Sales Tax Revenue, RB, BAB, Series B, 5.84%, 11/01/50	100	166,345

Connecticut — 0.0%
State of Connecticut, GO, Series A, 5.85%, 03/15/32	600	825,612
State of Connecticut, GO, BAB, Series D, 5.09%, 10/01/30	150	186,115

		1,011,727

District of Columbia — 0.0%
District of Columbia Water & Sewer Authority, RB, Series A, Senior Lien, 4.81%, 10/01/14	200	293,022
District of Columbia Water & Sewer Authority, Refunding RB, Series D, Subordinate Lien, 3.21%, 10/01/48	160	171,296
District of Columbia, RB, BAB, Series E, 5.59%, 12/01/34	200	272,470
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, RB, BAB, 7.46%, 10/01/46	100	177,324

		914,112

Florida — 0.0%
County of Miami-Dade FL Transit System RB, 2.60%, 07/01/42	150	150,771

Security	Par (000)	Value

Florida (continued)
County of Miami-Dade Florida Aviation Revenue, Refunding RB, Series C, 4.28%, 10/01/41	$665	$728,428
County of Miami-Dade Florida Water & Sewer System Revenue, Refunding RB, Series C, 3.49%, 10/01/42	70	75,424
State Board of Administration Finance Corp., RB
Series A, 1.26%, 07/01/25	735	751,707
Series A, 1.71%, 07/01/27	450	466,438
Series A, 2.15%, 07/01/30	910	955,737

		3,128,505

Georgia — 0.0%
City of Atlanta GA Water & Wastewater Revenue RB, 2.26%, 11/01/35	40	41,908
Municipal Electric Authority of Georgia, Refunding RB, BAB 6.64%, 04/01/57	640	956,730
6.66%, 04/01/57	396	599,774

		1,598,412

Illinois — 0.1%
Chicago O’Hare International Airport, ARB
Series C, Senior Lien, 4.47%, 01/01/49	165	202,311
Series C, Senior Lien, 4.57%, 01/01/54	165	207,466
Chicago O’Hare International Airport, Refunding ARB, BAB, Series B, 6.40%, 01/01/40	250	371,368
Chicago Transit Authority Sales & Transfer Tax Receipts Revenue, RB, Series A, 6.90%, 12/01/40(a)	530	752,070
Chicago Transit Authority Sales Tax Receipts Fund, RB, BAB, Series B, 6.20%, 12/01/40	435	594,384
Illinois State Toll Highway Authority, RB, BAB, Series A, 6.18%, 01/01/34	250	360,870
Metropolitan Water Reclamation District of Greater Chicago, GO, BAB, 5.72%, 12/01/38	340	486,679
State of Illinois, GO, 5.10%, 06/01/33	4,800	5,127,072
State of Illinois, GO, BAB, 7.35%, 07/01/35	425	497,216

		8,599,436

Massachusetts — 0.0%
Commonwealth of Massachusetts, GO, Series H, 2.90%, 09/01/49	105	112,142
Commonwealth of Massachusetts, GO, BAB, 5.46%, 12/01/39	1,000	1,433,910
Commonwealth of Massachusetts, Refunding GO, Series D, 2.81%, 09/01/43	1,000	1,076,450
Massachusetts School Building Authority, RB, BAB, 5.72%, 08/15/39	585	860,851
Massachusetts School Building Authority, Refunding RB
Series B, 1.75%, 08/15/30	200	204,492
Sub-Series B, 3.40%, 10/15/40	125	134,047

		3,821,892

Michigan — 0.0%
Great Lakes Water Authority Sewage Disposal System Revenue, Refunding RB, Series A, 3.06%, 07/01/39	30	32,454
Michigan Finance Authority, Refunding RB 3.08%, 12/01/34	150	167,434

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) December 31, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Michigan (continued)
Michigan Finance Authority, Refunding RB (continued) 3.38%, 12/01/40	$125	$140,286
Michigan State Building Authority, Refunding RB, 2.71%, 10/15/40	250	255,072
University of Michigan, RB, Series B, 2.44%, 04/01/40(a)	323	342,374

		937,620

Missouri — 0.0%
Health & Educational Facilities Authority of the State of Missouri, RB, Series A, 3.65%, 08/15/57	440	556,750

Nebraska — 0.0%
University of Nebraska Facilities Corp., Refunding RB, Series A, 3.04%, 10/01/49	200	220,182

Nevada — 0.0%
County of Clark Department of Aviation, ARB, BAB, Series C, 6.82%, 07/01/45	450	727,605

New Jersey — 0.1%
New Jersey Economic Development Authority, RB, Series A, (NPFGC), 7.43%, 02/15/29	1,450	1,867,484
New Jersey Transportation Trust Fund Authority, RB, BAB
Series B, 6.56%, 12/15/40	100	137,015
Series C, 5.75%, 12/15/28	350	422,506
New Jersey Transportation Trust Fund Authority, Refunding RB 4.08%, 06/15/39	200	212,406
Series B, 4.13%, 06/15/42	1,055	1,117,182
New Jersey Turnpike Authority, RB, BAB Series A, 7.10%, 01/01/41	750	1,225,605
Series F, 7.41%, 01/01/40	900	1,509,579
Rutgers The State University of New Jersey, RB, Series P, 3.92%, 12/31/99(a)	110	124,972
Rutgers The State University of New Jersey, Refunding RB, Series R, 3.27%, 05/01/43	425	453,267

		7,070,016

New York — 0.1%
City of New York, GO, BAB 5.52%, 10/01/37	500	706,970
Series A-2, 5.21%, 10/01/31	225	284,020
Series F-1, 6.27%, 12/01/37	300	453,228
Metropolitan Transportation Authority, RB, 6.81%, 11/15/40	400	521,604
Metropolitan Transportation Authority, RB, BAB 6.67%, 11/15/39	515	662,244
7.34%, 11/15/39	500	792,915
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, BAB 5.77%, 08/01/36	100	133,656
5.57%, 11/01/38	645	887,365
New York City Water & Sewer System, RB, BAB, 5.95%, 06/15/42	115	182,140
New York City Water & Sewer System, Refunding RB, 5.88%, 06/15/44	100	160,776

Security	Par (000)	Value

New York (continued)
New York City Water & Sewer System, Refunding RB, BAB 5.72%, 06/15/42	$300	$465,693
6.01%, 06/15/42(a)	600	954,480
5.44%, 06/15/43	200	304,038
New York State Dormitory Authority, RB, BAB, Series D, 5.60%, 03/15/40	625	885,394
New York State Dormitory Authority, Refunding RB
Series B, 3.14%, 07/01/43(a)	50	52,614
Series F, 3.11%, 02/15/39	350	384,622
New York State Thruway Authority, Refunding RB
Series M, 2.90%, 01/01/35	500	542,265
Series M, 3.50%, 01/01/42	160	168,816
New York State Urban Development Corp., RB, Series B, 3.90%, 03/15/33	500	574,685
New York State Urban Development Corp., RB, BAB, 5.77%, 03/15/39	200	262,098
Port Authority of New York & New Jersey, ARB 215th Series, 3.29%, 08/01/69	200	216,170
Consolidated, 192nd Series, 4.81%, 10/15/65	205	284,794
Port Authority of New York & New Jersey, RB 159th Series, 6.04%, 12/01/29	200	269,000
181st Series, 4.96%, 08/01/46	180	244,253
182nd Series, 5.31%, 08/01/46	100	114,083
Consolidated, 165th Series, 5.65%, 11/01/40	1,245	1,786,189
Consolidated, 168th Series, 4.93%, 10/01/51	250	347,257
Series AAA, 1.09%, 07/01/23(a)	200	202,998
Port Authority of New York & New Jersey,
Refunding RB, 174th Series, 4.46%, 10/01/62	1,300	1,725,321

		14,569,688

Ohio — 0.1%
American Municipal Power, Inc., RB, BAB
Series B, 7.83%, 02/15/41	650	1,061,632
Series B, 8.08%, 02/15/50	500	928,615
JobsOhio Beverage System, Refunding RB
Series B, 3.99%, 01/01/29	100	115,659
Series B, 4.53%, 01/01/35	100	127,735
Ohio State University, RB, Series A, 3.80%, 12/01/46	200	247,744
Ohio State University, RB, BAB, Series C, 4.91%, 06/01/40(a)	805	1,115,126
Ohio Turnpike & Infrastructure Commission, Refunding RB, Series A, 3.22%, 02/15/48	250	254,830
Ohio Water Development Authority Water Pollution Control Loan Fund, RB, Series B-2, 4.88%, 12/01/34	100	120,027

		3,971,368

Oregon — 0.0%
Oregon School Boards Association, GO, Series B, (NPFGC), 5.55%, 06/30/28	375	461,111
Oregon State University RB, (BAM), 3.42%, 03/01/60	175	182,159
State of Oregon Department of Transportation, RB, BAB, Series A, 5.83%, 11/15/34	125	181,511

66	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oregon (continued)
State of Oregon, GO 5.76%, 06/01/23	$54	$57,980
5.89%, 06/01/27	750	945,360

		1,828,121

Pennsylvania — 0.0%
Pennsylvania State University, Refunding RB, Series D, 2.84%, 09/01/50	160	167,419
University of Pittsburgh-of the Commonwealth System of Higher Education, RB, 3.56%, 09/15/19	175	194,014

		361,433

South Carolina — 0.0%
South Carolina Public Service Authority, RB, BAB, Series C, 6.45%, 01/01/50	100	165,748

Tennessee — 0.0%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series B, 4.05%, 07/01/26	350	398,311

Texas — 0.1%
City of San Antonio Texas Electric & Gas Systems Revenue, RB, 4.43%, 02/01/42	170	220,220
City of San Antonio Texas Electric & Gas Systems Revenue, RB, BAB 5.72%, 02/01/41	200	294,426
5.81%, 02/01/41	250	370,878
City of San Antonio TX Electric & Gas Systems Revenue RB, 2.91%, 02/01/48	300	312,978
Dallas Area Rapid Transit, RB, BAB, 5.02%, 12/01/48(a)	560	793,117
Dallas Fort Worth International Airport, Refunding RB
Series A, 2.99%, 11/01/38	200	217,070
Series A, 3.14%, 11/01/45	265	285,137
Series C, 2.92%, 11/01/50	380	392,069
Grand Parkway Transportation Corp., Refunding RB, 3.24%, 10/01/52	1,090	1,133,338
North Texas Tollway Authority, RB, BAB, 6.72%, 01/01/49	550	956,566
Permanent University Fund - University of Texas System, Refunding RB, Series A, 3.38%, 07/01/47	1,040	1,256,226
State of Texas, GO, BAB, 5.52%, 04/01/39	1,000	1,504,650
Texas Private Activity Bond Surface Transportation Corp., RB, Series B, 3.92%, 12/31/49	425	484,381
Texas Transportation Commission State Highway Fund, RB, BAB, Series B, 5.18%, 04/01/30	600	774,234
Texas Transportation Commission State Highway Fund, Refunding RB, 4.00%, 10/01/33	500	629,455
Texas Transportation Commission, Refunding GO, 2.47%, 10/01/44	985	987,748

		10,612,493

Utah — 0.0%
State of Utah, GO, BAB, Series B, 3.54%, 07/01/25	300	325,947

Security	Par (000)	Value

Virginia — 0.0%
University of Virginia, RB, Series C, 4.18%, 09/01/17	$60	$80,435
University of Virginia, Refunding RB 2.26%, 09/01/50	420	413,188
Series A, 3.23%, 09/01/19	120	122,892

		616,515

Washington — 0.0%
State of Washington, GO, BAB, Series B, 5.14%, 08/01/40	200	284,508

Wisconsin — 0.0%
State of Wisconsin, RB, Series A, (AGM), 5.70%, 05/01/26	80	91,487
State of Wisconsin, Refunding RB Series A, 3.95%, 05/01/36(a)	600	683,190
Series C, 3.15%, 05/01/27	320	361,088

		1,135,765

Total Municipal Bonds — 0.7% (Cost: $85,152,215)		95,896,871

Non-Agency Mortgage-Backed Securities

Commercial Mortgage-Backed Securities — 1.2%
Bank
Series 2019-BN18, Class A4, 3.58%, 05/15/62	2,000	2,315,576
Series 2020-BN27, Class A5, 2.14%, 04/15/63	5,440	5,711,250
Barclays Commercial Mortgage Trust,
Series 2017-C1, Class A4, 3.67%, 02/15/50	2,300	2,628,914
BBCMS Mortgage Trust, Series 2020-C7, Class A5, 2.04%, 04/15/53	6,670	6,959,619
Benchmark Mortgage Trust
Series 2018-B5, Class A4, 4.21%, 07/15/51	3,000	3,573,344
Series 2019-B11, Class A4, 3.28%, 05/15/52	4,000	4,550,059
Series 2019-B13, Class A4, 2.95%, 08/15/57	8,544	9,521,563
Series 2019-B9, Class A5, 4.02%, 03/15/52	3,000	3,562,902
Series 2020-B19, Class B, 2.35%, 09/15/53	1,130	1,154,944
Series 2020-B21, Class A4, 1.70%, 12/17/53	3,600	3,649,677
Series 2020-B21, Class A5, 1.98%, 12/17/53	2,400	2,480,340
Citigroup Commercial Mortgage Trust
Series 2013-GC17, Class A4, 4.13%, 11/10/46	750	814,885
Series 2014-GC25, Class A4, 3.64%, 10/10/47	500	547,907
Series 2014-GC25, Class AS, 4.02%, 10/10/47	1,500	1,648,397
Series 2016-GC37, Class A4, 3.31%, 04/10/49	3,500	3,890,216
Series 2016-P5, Class A4, 2.94%, 10/10/49	1,000	1,095,654
Series 2017-P7, Class A4, 3.71%, 04/14/50	2,250	2,574,297
Commercial Mortgage Trust
Series 2013-CR12, Class A4, 4.05%, 10/10/46	1,300	1,407,628
Series 2013-CR9, Class A4, 4.22%, 07/10/45(c)	2,700	2,916,418
Series 2014-UBS2, Class A5, 3.96%, 03/10/47	500	546,354
Series 2015-PC1, Class A5, 3.90%, 07/10/50	1,500	1,677,675
Series 2016-CR28, Class A4, 3.76%, 02/10/49	750	849,391
Commission Mortgage Trust, Series 2014-CR20, Class A3, 3.33%, 11/10/47	5,000	5,333,462

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) December 31, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
CSAIL Commercial Mortgage Securities Trust
Series 2015-C3, Class A4, 3.72%, 08/15/48	$1,000	$1,112,719
Series 2016-C7, Class A5, 3.50%, 11/15/49	4,800	5,339,511
Series 2018-CX11, Class A5, 4.03%, 04/15/51(c)	4,000	4,638,804
DBJPM Mortgage Trust, Series 2016-C3,
Class A5, 2.89%, 08/10/49	7,500	8,190,413
GS Mortgage Securities Corp. II, Series 2018-
GS10, Class A5, 4.16%, 07/10/51(c)	3,000	3,518,351
GS Mortgage Securities Trust
Series 2012-GCJ9, Class A3, 2.77%, 11/10/45	245	251,855
Series 2014-GC24, Class A5, 3.93%, 09/10/47	7,000	7,738,233
Series 2015-GC30, Class A4, 3.38%, 05/10/50	600	662,371
Series 2015-GS1, Class A3, 3.73%, 11/10/48	2,300	2,565,720
JPMBB Commercial Mortgage Securities Trust
Series 2014-C18, Class A5, 4.08%, 02/15/47	250	273,661
Series 2014-C22, Class A4, 3.80%, 09/15/47	300	329,484
Series 2015-C31, Class A3, 3.80%, 08/15/48	2,250	2,524,695
JPMDB Commercial Mortgage Securities Trust,
Series 2017-C7, Class A5, 3.41%, 10/15/50	6,000	6,783,771
JPMorgan Chase Commercial Mortgage
Securities Trust
Series 2011-C5, Class A3, 4.17%, 08/15/46	100	101,617
Series 2014-C20, Class A5, 3.80%, 07/15/47	1,400	1,529,566
Series 2017-JP7, Class A5, 3.45%, 09/15/50	3,500	3,961,145
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C10, Class A5, 4.08%, 07/15/46(c)	3,750	4,037,865
Series 2013-C10, Class AS, 4.08%, 07/15/46(c)	2,500	2,664,367
Series 2013-C11, Class A4, 4.15%, 08/15/46(c)	11,765	12,624,746
Series 2014-C16, Class A4, 3.60%, 06/15/47	4,430	4,714,236
Series 2015-C24, Class A4, 3.73%, 05/15/48	750	839,786
Series 2016-C28, Class A4, 3.54%, 01/15/49	6,772	7,560,523
Morgan Stanley Capital I Trust
Series 2015-UBS8, Class A4, 3.81%, 12/15/48	1,181	1,321,415
Series 2018-H3, Class A4, 3.91%, 07/15/51	3,000	3,482,614
Series 2019-H6, Class A4, 3.42%, 06/15/52	590	667,498
Series 2019-L3, Class AS, 3.49%, 11/15/52	760	846,144
Wells Fargo Commercial Mortgage Trust 2.09%, 07/15/53	2,830	2,948,514
Series 2013-LC12, Class A4, 4.22%, 07/15/46(c)	200	214,827
Series 2014-LC18, Class ASB, 3.24%, 12/15/47	2,001	2,096,501
Series 2015-C27, Class A5, 3.45%, 02/15/48	1,500	1,642,398
Series 2015-SG1, Class A4, 3.79%, 09/15/48	4,983	5,536,893
Series 2019-C49, Class A5, 4.02%, 03/15/52	3,850	4,551,434
Series 2020-C56, Class A5, 2.45%, 06/15/53	3,110	3,339,563

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
WFRBS Commercial Mortgage Trust
Series 2012-C7, Class A2, 3.43%, 06/15/45	$800	$825,317
Series 2013-C11, Class A5, 3.07%, 03/15/45	500	522,242

Total Non-Agency Mortgage-Backed Securities — 1.2% (Cost: $169,462,251)		179,369,271

Preferred Securities

Capital Trusts — 0.0%

Diversified Financial Services — 0.0%
Goldman Sachs Capital I, 6.35%, 02/15/34	250	349,198

Insurance — 0.0%
Allstate Corp., Series B, 5.75%, 08/15/53(c)	1,250	1,337,575
MetLife, Inc., 6.40%, 12/15/36	600	776,064
Prudential Financial, Inc.(c)
5.38%, 05/15/45(a)	500	543,903
5.63%, 06/15/43	100	107,242

		2,764,784

Total Capital Trusts — 0.0%		3,113,982

Total Preferred Securities — 0.0% (Cost: $2,889,797)		3,113,982

U.S. Government Sponsored Agency Securities

Agency Obligations — 1.3%
Federal Farm Credit Banks Funding Corp., 2.85%, 09/20/21	1,705	1,738,880
Federal Home Loan Bank
3.00%, 12/09/22	4,910	5,184,752
2.75%, 12/13/24	5,000	5,476,238
3.13%, 06/13/25	9,570	10,720,417
5.50%, 07/15/36	2,100	3,244,434
Federal Home Loan Mortgage Corp.
2.38%, 02/16/21 - 01/13/22(a)	19,715	20,027,717
0.13%, 07/25/22(a)	925	925,251
0.25%, 08/24/23 - 12/04/23	11,035	11,051,157
0.38%, 07/21/25	325	325,171
6.75%, 03/15/31	2,800	4,314,280
6.25%, 07/15/32	3,300	5,098,567
Federal National Mortgage Association
1.25%, 08/17/21	8,200	8,258,712
2.63%, 01/11/22 - 09/06/24	8,715	9,310,300
1.88%, 04/05/22(a)	5,000	5,110,500
2.38%, 01/19/23	490	512,442
0.25%, 07/10/23	10,000	10,023,880
0.50%, 06/17/25	20,000	20,106,093
6.25%, 05/15/29	5,350	7,630,787
7.13%, 01/15/30(a)	10,000	15,269,919
7.25%, 05/15/30	20,550	31,836,960
0.88%, 08/05/30(a)	7,010	6,879,530
6.63%, 11/15/30	149	225,604
Tennessee Valley Authority
5.88%, 04/01/36	2,100	3,234,956
3.50%, 12/15/42	140	174,634
Uniform Mortgage-Backed Securities, 6.50%, 06/01/31	—	—

		186,681,181

68	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities — 29.0%
Fannie Mae
Series 2012-M9, Class A2, 2.48%, 04/25/22	$858	$872,325
Series 2014-M13, Class A2, 3.02%, 08/25/24(c)	463	499,372
Series 2014-M2, Class ASV2, 2.78%, 06/25/21(c)	11	10,637
Series 2014-M6, Class A2, 2.68%, 05/25/21(c)	35	35,110
Series 2016-M5, Class A2, 2.47%, 04/25/26	6,110	6,617,836
Series 2016-M6, Class A2, 2.49%, 05/25/26	7,000	7,605,878
Series 2017-M15, Class A2, 2.96%, 09/25/27(c)	4,000	4,513,767
Series 2018-M12, Class A2, 3.64%, 08/25/30(c)	3,000	3,590,173
Series 2019-M22, Class A2, 2.52%, 08/25/29	5,000	5,523,984
Series 2020-M46, Class A2, 1.32%, 05/25/30	5,481	5,553,383
Freddie Mac
Series K013, Class A2, 3.97%, 01/25/21(c)	147	146,767
Series K017, Class A2, 2.87%, 12/25/21	6,665	6,794,130
Series K026, Class A2, 2.51%, 11/25/22	200	206,526
Series K031, Class A2, 3.30%, 04/25/23(c)	100	106,289
Series K033, Class A2, 3.06%, 07/25/23(c)	100	106,210
Series K034, Class A2, 3.53%, 07/25/23(c)	3,900	4,191,923
Series K035, Class A2, 3.46%, 08/25/23(c)	2,000	2,146,574
Series K036, Class A2, 3.53%, 10/25/23(c)	1,200	1,296,461
Series K037, Class A2, 3.49%, 01/25/24	2,700	2,931,829
Series K038, Class A1, 2.60%, 10/25/23	68	69,695
Series K041, Class A2, 3.17%, 10/25/24	7,500	8,223,437
Series K045, Class A1, 2.49%, 11/25/24	3,176	3,267,073
Series K052, Class A2, 3.15%, 11/25/25	750	835,747
Series K063, Class A2, 3.43%, 01/25/27(c)	5,000	5,736,010
Series K066, Class A2, 3.12%, 06/25/27	3,500	3,976,041
Series K067, Class A1, 2.90%, 03/25/27	3,649	3,939,181
Series K076, Class A2, 3.90%, 04/25/28	2,000	2,390,657
Series K081, Class A2, 3.90%, 08/25/28(c)	5,000	5,996,312
Series K088, Class A2, 3.69%, 01/25/29	500	595,648
Series K100, Class A2, 2.67%, 09/25/29	10,000	11,238,522
Series K101, Class A2, 2.52%, 10/25/29	5,650	6,277,261
Series K110, Class A2, 1.48%, 04/25/30	2,640	2,714,077
Series K111, Class A2, 1.35%, 05/25/30	1,000	1,016,436
Series K727, Class A2, 2.95%, 07/25/24	5,000	5,381,482
Series K730, Class A2, 3.59%, 01/25/25(c)	9,000	9,979,973
Series K734, Class A2, 3.21%, 02/25/26	5,700	6,344,589
Ginnie Mae Mortgage-Backed Securities 7.50%, 12/15/23	32	33,625
5.50%, 12/15/32 - 04/20/48	386	436,620
6.00%, 03/15/35 - 10/20/38	116	135,636
6.50%, 09/15/36	80	91,961
4.50%, 07/15/39 - 01/21/51(i)	50,829	54,951,779
5.00%, 11/15/39 - 01/21/51(i)	18,724	20,572,794
4.00%, 03/15/41 - 01/21/51(i)	122,239	131,560,824
3.50%, 09/20/42 - 01/21/51(i)	231,078	248,161,596
3.00%, 01/20/43 - 01/21/51(i)	251,816	265,710,724
2.50%, 05/20/45 - 01/21/51(i)	132,646	140,485,904
2.00%, 01/21/51(i)	82,425	86,195,300
Government National Mortgage Association, 3.00%, 01/20/50	19,725	20,691,778
Uniform Mortgage-Backed Securities 4.50%, 05/01/24 - 01/14/51(i)	143,737	157,246,417
8.00%, 12/01/24	43	45,571
4.00%, 10/01/25 - 02/01/57(i)	335,311	362,812,989

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Uniform Mortgage-Backed Securities (continued) 3.50%, 02/01/26 - 11/01/51(i)	$554,969	$593,445,668
3.00%, 01/01/27 - 01/14/51(i)	668,735	705,100,084
2.50%, 07/01/28 - 02/12/51(i)	596,615	629,202,115
7.00%, 02/01/32	11	11,460
6.50%, 07/01/32	70	81,968
5.00%, 04/01/33 - 01/14/51(i)	45,719	50,981,760
6.00%, 03/01/34 - 01/14/51(i)	10,446	11,966,869
5.50%, 06/01/35 - 01/14/51(i)	26,819	30,132,723
2.00%, 12/01/35 - 02/12/51(i)	552,553	575,120,799
1.50%, 01/16/36 - 01/14/51(i)	74,100	75,501,621
(12 mo. LIBOR US + 1.50%), 2.37%, 06/01/43(c)	4	4,421
(12 mo. LIBOR US + 1.53%), 3.28%, 04/01/43(c)	1	956
(12 mo. LIBOR US + 1.53%), 2.84%, 05/01/43(c)	98	101,745
(12 mo. LIBOR US + 1.54%), 2.43%, 06/01/43(c)	137	140,979
(12 mo. LIBOR US + 1.70%), 2.70%, 08/01/42(c)	27	28,537
(12 mo. LIBOR US + 1.75%), 2.56%, 08/01/41(c)	7	7,235
(12 mo. LIBOR US + 1.78%), 2.66%, 08/01/41(c)	7	6,829
(12 mo. LIBOR US + 1.83%), 3.05%, 09/01/40(c)	15	15,201
(12 mo. LIBOR US + 1.83%), 2.30%, 11/01/40(c)	6	5,968

		4,291,721,771

Total U.S. Government Sponsored Agency Securities — 30.3% (Cost: $4,362,218,431)		4,478,402,952

U.S. Treasury Obligations
U.S. Treasury Bonds 5.38%, 02/15/31	6,000	8,625,469
4.50%, 02/15/36 - 08/15/39(a)	19,601	29,433,491
4.75%, 02/15/37 - 02/15/41(a)(b)	67,450	103,333,330
5.00%, 05/15/37(a)	9,000	14,105,742
4.38%, 02/15/38 - 05/15/41(a)	24,810	37,557,611
3.50%, 02/15/39(a)	6,700	9,098,129
4.25%, 05/15/39 - 11/15/40(a)	19,303	28,781,501
4.63%, 02/15/40	16,230	25,301,682
1.13%, 05/15/40 - 08/15/40(a)	91,000	86,276,250
3.88%, 08/15/40	3,860	5,532,164
3.75%, 08/15/41 - 11/15/43(a)	58,250	83,667,888
3.13%, 11/15/41 - 05/15/48(a)	82,550	109,240,489
3.00%, 05/15/42 - 08/15/48(a)	105,580	137,459,672
2.75%, 08/15/42 - 11/15/47(a)	97,000	120,985,732
2.88%, 05/15/43 - 05/15/49	70,550	89,953,722
3.63%, 08/15/43 - 02/15/44(a)	18,500	26,168,594
3.38%, 05/15/44 - 11/15/48(a)	22,300	31,040,481
2.50%, 02/15/45 - 05/15/46(a)	67,950	81,127,518
2.25%, 08/15/46 - 08/15/49(a)	51,500	58,859,687
2.38%, 11/15/49(a)	27,500	32,304,980
2.00%, 02/15/50(a)	15,000	16,291,406
1.25%, 05/15/50	24,000	21,772,500
1.38%, 08/15/50(a)	16,000	14,985,000
1.63%, 11/15/50(a)	68,000	67,745,000

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued) December 31, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Treasury Obligations (continued)
U.S. Treasury Notes 2.13%, 09/30/21 - 05/15/25(a)	$266,150	$278,414,309
1.25%, 10/31/21 - 07/31/23	12,000	12,188,281
1.50%, 10/31/21 - 02/15/30(a)	404,475	417,654,908
2.00%, 11/15/21 - 11/15/26(a)	311,184	329,689,136
1.75%, 11/30/21 - 12/31/24(a)	207,600	215,494,922
1.88%, 11/30/21 - 08/31/24(a)	232,958	238,907,917
2.50%, 01/15/22 - 05/15/24(a)	128,300	136,267,453
2.25%, 04/15/22 - 11/15/27(a)	285,085	308,691,843
0.13%, 07/31/22 - 12/15/23(a)(b)	175,000	174,887,890
1.38%, 10/15/22 - 08/31/26(a)	153,000	157,784,667
7.63%, 11/15/22 - 02/15/25	3,775	4,364,632
0.25%, 04/15/23 - 09/30/25(a)	238,000	237,705,000
1.63%, 04/30/23 - 08/15/29(a)	264,350	281,043,488
2.75%, 04/30/23 - 02/15/28(a)	348,600	376,592,844
2.63%, 06/30/23 - 02/15/29(a)	83,884	92,876,289
6.25%, 08/15/23(a)	2,050	2,377,840
2.88%, 09/30/23 - 08/15/28(a)	166,600	187,521,715
2.38%, 08/15/24 - 05/15/29(a)	50,500	56,267,676
7.50%, 11/15/24(a)	5,000	6,401,758
0.38%, 04/30/25 - 09/30/27(a)(b)	248,000	247,882,188
6.88%, 08/15/25	8,000	10,405,000
3.00%, 09/30/25 - 10/31/25(a)	53,000	59,670,859
6.00%, 02/15/26	7,659	9,852,929
6.75%, 08/15/26(a)	7,500	10,129,395
6.63%, 02/15/27(a)	3,500	4,796,367
0.50%, 04/30/27 - 08/31/27(a)	98,000	97,575,079
0.63%, 11/30/27 - 08/15/30(a)(b)	191,500	189,949,219
3.13%, 11/15/28(a)	30,000	35,519,531
5.25%, 11/15/28 - 02/15/29	14,000	18,912,461
6.13%, 08/15/29(a)	7,500	10,870,020
0.88%, 11/15/30(a)	40,000	39,868,750

Total U.S. Treasury Obligations — 37.1% (Cost: $5,150,341,542)		5,490,212,404

Total Long-Term Investments — 99.8% (Cost: $13,887,034,227)		14,761,090,572

	Shares

Short-Term Securities

Money Market Funds — 35.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.21%(j)(k)(l)	5,185,134,170	5,188,245,250
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.05%(j)(k)	100,000	100,000

		5,188,345,250

Security	Par (000)	Value

U.S. Government Sponsored Agency Obligations — 0.0%
Fannie Mae, 1.38%, 10/07/21(a)	$2,000	$2,019,082
Federal Home Loan Mortgage Corp., 1.13%, 08/12/21	3,032	3,050,614

		5,069,696

U.S. Treasury Obligations — 0.5%
U.S. Treasury Notes 2.00%, 10/31/21	9,000	9,139,570
1.88%, 01/31/22(a)	59,000	60,115,469

		69,255,039

Total Short-Term Securities — 35.6% (Cost: $5,258,743,086)		5,262,669,985

Total Investments Before TBA Sale Commitments — 135.4% (Cost: $19,145,777,313)		20,023,760,557

TBA Sale Commitments

Mortgage-Backed Securities — (1.6)%
Uniform Mortgage-Backed Securities(i) 2.00%, 01/16/36 - 01/14/51	(143,653)	(149,332,047)
2.50%, 01/14/51	(43,700)	(46,065,945)
3.50%, 01/14/51	(38,596)	(40,797,178)

Total TBA Sale Commitments — (1.6)% (Proceeds: $(235,159,625))		(236,195,170)

Total Investments, Net of TBA Sale Commitments — 133.8% (Cost: $18,910,617,688)		19,787,565,387

Liabilities in Excess of Other Assets — (33.8)%		(4,998,434,293)

Net Assets — 100.0%		$14,789,131,094

(a)	All or a portion of this security is on loan.
(b)	When-issued security.
(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non-income producing security.
(h)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(i)	Represents or includes a TBA transaction.
(j)	Affiliate of the Master Portfolio.
(k)	Annualized 7-day yield as of period end.
(l)	All or a portion of this security was purchased with the cash collateral from loaned securities.

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Schedule of Investments (continued) December 31, 2020	U.S. Total Bond Index Master Portfolio

Affiliates

Investments in issuers considered to be affiliate(s) of the Master Portfolio during the year ended December 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/20	Shares Held at 12/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$2,222,272,575	$2,963,315,177	(a)	$—	$388,182	$2,269,316	$5,188,245,250	5,185,134,170	$17,158,107	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	100,000	—		—	—	—	100,000	100,000	438		—

					$388,182	$2,269,316	$5,188,345,250		$17,158,545		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy. The breakdown of the Master Portfolio’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$44,987,101	$—	$44,987,101
Corporate Bonds	—	3,989,263,012	—	3,989,263,012
Foreign Agency Obligations	—	479,844,979	—	479,844,979
Municipal Bonds	—	95,896,871	—	95,896,871
Non-Agency Mortgage-Backed Securities	—	179,369,271	—	179,369,271
Preferred Securities
Capital Trusts	—	3,113,982	—	3,113,982
U.S. Government Sponsored Agency Securities	—	4,478,402,952	—	4,478,402,952
U.S. Treasury Obligations	—	5,490,212,404	—	5,490,212,404
Short-Term Securities
Money Market Funds	5,188,345,250	—	—	5,188,345,250
U.S. Government Sponsored Agency Obligations	—	5,069,696	—	5,069,696
U.S. Treasury Obligations	—	69,255,039	—	69,255,039
Liabilities
Investments
TBA Sale Commitments	—	(236,195,170)	—	(236,195,170)

	$5,188,345,250	$14,599,220,137	$—	$19,787,565,387

See notes to financial statements.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	71

Statement of Assets and Liabilities

December 31, 2020

U.S. Total Bond Index Master Portfolio

ASSETS
Investments at value — unaffiliated(a)(b)	$14,835,415,307
Investments at value — affiliated(c)	5,188,345,250
Cash	8,237,101
Receivables:
Investments sold	648,657
Securities lending income — affiliated	438,552
TBA sale commitments	235,159,625
Contributions from investors	323,926,962
Dividends — unaffiliated	269,110
Interest — unaffiliated	71,146,003
Principal paydowns	125

Total assets	20,663,586,692

LIABILITIES
Cash received as collateral for TBA commitments	2,962,000
Collateral on securities loaned at value	3,604,285,524
TBA sale commitments at value(d)	236,195,170
Payables:
Investments purchased	2,030,180,133
Investment advisory fees	726,524
Trustees’ fees	46,587
Other accrued expenses	59,660

Total liabilities	5,874,455,598

NET ASSETS	$14,789,131,094

NET ASSETS CONSIST OF
Investors’ capital	$13,912,299,006
Net unrealized appreciation (depreciation)	876,832,088

NET ASSETS	$14,789,131,094

(a) Investments at cost — unaffiliated	$13,960,043,664

(b) Securities loaned at value	$3,519,173,651

(c) Investments at cost — affiliated	$5,185,733,649

(d) Proceeds from TBA sale commitments	$235,159,625

See notes to financial statements.

72	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Year Ended December 31, 2020

U.S. Total Bond Index Master Portfolio

INVESTMENT INCOME
Dividends — affiliated	$6,405,576
Interest — unaffiliated	274,807,284
Securities lending income — affiliated — net	10,752,969

Total investment income	291,965,829

EXPENSES
Investment advisory	4,983,663
Trustees	169,840
Professional	47,656

Total expenses	5,201,159
Less:
Fees waived and/or reimbursed by the Manager	(944,203)

Total expenses after fees waived and/or reimbursed	4,256,956

Net investment income	287,708,873

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Investments — unaffiliated	101,659,484
Investments — affiliated	388,182

102,047,666

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	470,055,382
Investments — affiliated	2,269,316

472,324,698

Net realized and unrealized gain	574,372,364

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$862,081,237

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	73

Statement of Changes in Net Assets

	U.S. Total Bond Index Master Portfolio
	Year Ended December 31,
	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$287,708,873	$285,589,509
Net realized gain	102,047,666	39,990,922
Net change in unrealized appreciation	472,324,698	474,835,135

Net increase in net assets resulting from operations	862,081,237	800,415,566

CAPITAL TRANSACTIONS
Proceeds from contributions	5,253,167,273	3,801,148,795
Value of withdrawals	(2,508,761,968)	(1,746,558,904)

Net increase in net assets derived from capital transactions	2,744,405,305	2,054,589,891

NET ASSETS
Total increase in net assets	3,606,486,542	2,855,005,457
Beginning of year	11,182,644,552	8,327,639,095

End of year	$14,789,131,094	$11,182,644,552

See notes to financial statements.

74	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

	U.S. Total Bond Index Master Portfolio
	Year Ended December 31,
	2020	2019		2018	2017	2016

Total Return
Total return	7.65%	8.72	%(a)	(0.07)%	3.40%	2.55%

Ratios to Average Net Assets(b)
Total expenses	0.04%	0.04%		0.04%	0.04%	0.04%

Total expenses after fees waived and/or reimbursed	0.03%	0.04%		0.03%	0.03%	0.03%

Net investment income	2.31%	2.90%		2.74%	2.22%	2.02%

Supplemental Data
Net assets, end of year (000)	$14,789,131	$11,182,645		$8,327,639	$5,047,766	$3,018,237

Portfolio turnover rate(c)(d)	186%	158%		274%	345%	278%

(a)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(b)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2020	2019	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%

(c)	Portfolio turnover rates include TBA transactions, if any.
(d)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2020	2019	2018	2017	2016
Portfolio turnover rate (excluding MDRs)	101%	97%	162%	193%	164%

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L H I G H L I G H T S	75

Notes to Financial Statements

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. U.S. Total Bond Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., dollar rolls and TBA sale commitments) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the MIP (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost

76	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access;

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”). The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	77

Notes to Financial Statements  (continued)

coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Master Portfolio may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Master Portfolio may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Master Portfolio may be required to pay more at settlement than the security is worth. In addition, the Master Portfolio is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Master Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Master Portfolio’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Master Portfolio may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as corporate bonds in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value—unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Barclays Bank PLC	$20,834,012	$(20,834,012)	$—
Barclays Capital, Inc.	121,613,910	(121,613,910)	—

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Notes to Financial Statements  (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
BMO Capital Markets	$1,436,571	$(1,436,571)	$—
BNP Paribas Prime Brokerage International Ltd.	8,493,707	(8,493,707)	—
BofA Securities, Inc.	328,035,598	(328,035,598)	—
Citigroup Global Markets, Inc.	1,065,884,830	(1,065,884,830)	—
Credit Suisse Securities (USA) LLC	20,626,207	(20,626,207)	—
Deutsche Bank Securities, Inc.	222,288,769	(222,288,769)	—
Goldman Sachs & Co.	455,350,524	(455,350,524)	—
HSBC Securities (USA), Inc.	53,923,964	(53,923,964)	—
J.P. Morgan Securities LLC	788,273,046	(788,273,046)	—
Morgan Stanley & Co. LLC	205,431,121	(205,431,121)	—
Nomura Securities International, Inc.	5,038,219	(5,038,219)	—
Pershing LLC	4,706,991	(4,706,991)	—
RBC Capital Markets LLC	187,450,561	(187,450,561)	—
Scotia Capital (USA), Inc.	2,208,036	(2,208,036)	—
TD Prime Services LLC	227,771	(227,771)	—
UBS Securities LLC	2,447,500	(2,447,500)	—
Wells Fargo Securities LLC	24,902,314	(24,902,314)	—

	$3,519,173,651	$(3,519,173,651)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.04% of the average daily value of the Master Portfolio’s net assets.

Administration: MIP, on behalf of the Master Portfolio entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio. BAL is entitled to receive for these administrative services an annual fee based on the average daily net assets of the Master Portfolio.

BAL is not entitled to compensation for providing administrative services to the Master Portfolio, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

Expense Waivers and Reimbursements: The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Master Portfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BAL and BFA have contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the administration fees paid by the Master Portfolio in an amount equal to these independent expenses through April 30, 2021. For the year ended December 31, 2020, the amount waived was $217,496.

The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2020, the amounts waived were $726,707.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	79

Notes to Financial Statements  (continued)

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. For the year ended December 31, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated – net in the Statement of Operations. For the year ended December 31, 2020, the Master Portfolio paid BTC $3,394,402 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2020, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of MIP are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2020, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Master Portfolio Name	Purchases	Sales	Net Realized Gain (Loss)

U.S. Total Bond Index Master Portfolio	$16,899,350	$42,943,302	$(4,975,230)

6.	PURCHASES AND SALES

For the year ended December 31, 2020, purchases and sales of investments, including paydowns and mortgage dollar rolls, and excluding short-term investments and in-kind transactions, were as follows:

Asset Type	Purchases	Sales

Non-U.S. government securities	$23,899,209,225	$21,829,215,995
U.S. government securities	2,030,141,456	1,307,349,159

For the year ended December 31, 2020, purchases and sales related to mortgage dollar rolls were $10,577,232,891 and $10,583,907,662, respectively.

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Notes to Financial Statements  (continued)

7.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of December 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Amounts

Tax cost	$19,150,050,939

Gross unrealized appreciation	$896,192,212
Gross unrealized depreciation	(23,518,139)

Net unrealized appreciation (depreciation)	$872,674,073

8.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2020, the Master Portfolio did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

BFA uses a “passive” or index approach to try to achieve the Master Portfolio’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: The Master Portfolio may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Master Portfolio to reinvest in lower yielding securities. The Master Portfolio may also be exposed to reinvestment risk, which is the risk that income from the Master Portfolio’s portfolio will decline if the Master Portfolio invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Master Portfolio portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	81

Notes to Financial Statements  (continued)

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Master Portfolio’s portfolio are disclosed in its Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Master Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a Master Portfolio concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Master Portfolio may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Master Portfolio is uncertain.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

Master Investment Portfolio and Investors of U.S. Total Bond Index Master Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of U.S. Total Bond Index Master Portfolio (one of the series constituting Master Investment Portfolio, referred to hereafter as the “Master Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 26, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

M A S T E R P O R T F O L I O R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	83

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Funds III and Master Investment Portfolio (the “Trusts”) have adopted and implemented a liquidity risk management program (the “Program”) for iShares U.S. Aggregate Bond Index Fund and U.S. Total Bond Index Master Portfolio (the “Funds”), each a series of the respective Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trusts, on behalf of the respective Funds, met on November 10-11, 2020 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2019 through September 30, 2020 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus outbreak on the Funds and the overall market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

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Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	33 RICs consisting of 159 Portfolios	None

Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	33 RICs consisting of 159 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019.	33 RICs consisting of 159 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	33 RICs consisting of 159 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	33 RICs consisting of 159 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	33 RICs consisting of 159 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	85

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	33 RICs consisting of 159 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; WABCO (commercial vehicle safety systems); Sealed Air Corp. (packaging)

Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989.	33 RICs consisting of 159 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	33 RICs consisting of 159 Portfolios	None

Joseph P. Platt 1947	Trustee (Since 2009)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	33 RICs consisting of 159 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter- Tel from 2006 to 2007.	33 RICs consisting of 159 Portfolios	None

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Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	33 RICs consisting of 159 Portfolios	None

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	117 RICs consisting of 267 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	118 RICs consisting of 268 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)  In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	87

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Neal J. Andrews 1966	Chief Financial Officer (Since 2009)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.

Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Trust/MIP serve at the pleasure of the Board.

Further information about the Trust’s/MIP’s Trustees and Officers is available in the Trust’s/MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Neal J. Andrews retired as the Chief Financial Officer effective December 31, 2020, and Trent Walker was elected as the Chief Financial Officer effective January 1, 2021

88	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund/Master Portfolio will be required to implement and comply with Rule 18f-4 by the third quarter of 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund/Master Portfolio may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund/Master Portfolio and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Fund’s/Master Portfolio’s Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund/Master Portfolio makes their portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762; and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

A D D I T I O N A L I N F O R M A T I O N	89

Additional Information (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and/or MIP Service Providers

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust/MIP

400 Howard Street

San Francisco, CA 94105

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Glossary of Terms Used in this Report

Portfolio Abbreviation

AGM	Assured Guaranty Municipal Corp.

ARB	Airport Revenue Bonds

BAB	Build America Bond

BAM	Build America Mutual Assurance Co.

CMT	Constant Maturity Treasury

DAC	Designated Activity Company

GO	General Obligation Bonds

LIBOR	London Interbank Offered Rate

LP	Limited Partnership

NPFGC	National Public Finance Guarantee Corp.

RB	Revenue Bond

SAB	Special Assessment Bonds

SAN	State Aid Notes

SCA	Svenska Celluosa Aktiebolaget

TBA	To-Be-Announced

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	91

Want to know more?

blackrock.com  |  800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

USTB-12/20-AR

Master Portfolio Information as of December 31, 2020	Diversified Equity Master Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Apple, Inc.	2%
Microsoft Corp.	2
Amazon.com, Inc.	2
Taiwan Semiconductor Manufacturing Co. Ltd.	1
Alibaba Group Holding Ltd.	1
Tencent Holdings Ltd.	1
Samsung Electronics Co. Ltd.	1
Alphabet, Inc., Class A	1
Facebook, Inc., Class A	1
Tesla, Inc.	1

SECTOR ALLOCATION

Sector(a)	Percent of Net Assets

Information Technology	20%
Consumer Discretionary	13
Financials	13
Health Care	11
Industrials	10
Communication Services	7
Consumer Staples	5
Materials	4
Real Estate	3
Energy	3
Utilities	2
Short-Term Securities	9
Other Assets Less Liabilities	—	(b)

(a)

For Diversified Equity Master Portfolio (the “Master Portfolio“) compliance purposes, the Master Portfolio’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(b)	Rounds to less than 1% of net assets.

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Master Portfolio Notes to Financial Statements.

P O R T F O L I O I N F O R M A T I O N / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	1

Schedule of Investments December 31, 2020	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.7%
Aerojet Rocketdyne Holdings, Inc.(a)	7,607	$402,031
AeroVironment, Inc.(a)(b)	978	84,988
Astronics Corp.(a)	8,501	112,468
Axon Enterprise, Inc.(a)(b)	203	24,874
Boeing Co.	1,312	280,847
Cubic Corp.	2,429	150,695
Hanwha Aerospace Co. Ltd.(a)	2,729	71,718
Hanwha Systems Co. Ltd.	4,308	68,729
HEICO Corp.(b)	1,287	170,399
HEICO Corp., Class A	617	72,226
Hexcel Corp.(b)	487	23,615
Howmet Aerospace, Inc.	5,279	150,663
Korea Aerospace Industries Ltd.	8,581	204,101
Kratos Defense & Security Solutions, Inc.(a)(b)	4,331	118,799
L3Harris Technologies, Inc.	1,246	235,519
Lockheed Martin Corp.	3,073	1,090,853
Maxar Technologies, Inc.(b)	2,606	100,565
Mercury Systems, Inc.(a)	2,101	185,014
Moog, Inc., Class A	3,970	314,821
MTU Aero Engines AG	293	76,376
Northrop Grumman Corp.	1,787	544,535
PAE, Inc.(a)	1,962	18,011
Teledyne Technologies, Inc.(a)	569	223,037
TransDigm Group, Inc.(a)	262	162,139

		4,887,023

Air Freight & Logistics — 0.6%
C.H. Robinson Worldwide, Inc.(b)	2,803	263,118
Deutsche Post AG, Registered Shares	2,808	139,096
DSV Panalpina A/S	781	131,256
Echo Global Logistics, Inc.(a)	12,032	322,698
Expeditors International of Washington, Inc.	8,696	827,077
FedEx Corp.	1,549	402,151
Forward Air Corp.	4,338	333,332
Hub Group, Inc., Class A(a)	9,789	557,973
Hyundai Glovis Co. Ltd.	599	101,639
Radiant Logistics, Inc.(a)	10,881	63,110
SF Holding Co. Ltd., Class A	4,200	56,993
United Parcel Service, Inc., Class B	3,860	650,024
XPO Logistics, Inc.(a)	626	74,619
ZTO Express Cayman, Inc., ADR	8,642	252,001

		4,175,087

Airlines — 0.3%
Aeroflot PJSC(a)	361,789	349,506
Alaska Air Group, Inc.	2,836	147,472
Allegiant Travel Co.	440	83,266
Copa Holdings SA, Class A	142	10,967
Delta Air Lines, Inc.	6,399	257,304
Deutsche Lufthansa AG, Registered Shares(a)	1,158	15,322
Hawaiian Holdings, Inc.	14,436	255,517
Japan Airlines Co. Ltd.(a)	1,100	21,213
Southwest Airlines Co.	5,703	265,817
Spirit Airlines, Inc.(a)(b)	14,101	344,769
United Airlines Holdings, Inc.(a)(b)	4,942	213,741

		1,964,894

Auto Components — 0.8%
Adient PLC(a)	4,553	158,308
Aisin Seiki Co. Ltd.	900	26,990
Apollo Tyres Ltd.	47,028	114,787

Security	Shares	Value

Auto Components (continued)
Aptiv PLC	4,940	$643,633
Autoliv, Inc.	471	43,379
BorgWarner, Inc.(b)	3,485	134,660
Bridgestone Corp.(b)	5,900	193,495
Changzhou Xingyu Automotive Lighting Systems Co. Ltd., Class A	2,000	61,752
Cheng Shin Rubber Industry Co. Ltd.	86,000	135,028
Cie Generale des Etablissements Michelin SCA	525	67,597
Continental AG, Class A	532	79,180
Cooper-Standard Holdings, Inc.(a)	2,841	98,497
Dana, Inc.	19,923	388,897
Denso Corp.	1,300	77,377
Faurecia SE(a)	466	23,876
Fox Factory Holding Corp.(a)(b)	4,365	461,424
Fuyao Glass Industry Group Co. Ltd., Class H(c)	30,400	167,330
Goodyear Tire & Rubber Co.	27,498	300,003
Hankook Tire & Technology Co. Ltd.	6,003	218,091
Hyundai Mobis Co. Ltd.	1,360	320,098
Koito Manufacturing Co. Ltd.	500	34,028
LCI Industries	4,129	535,449
Lear Corp.	452	71,882
Modine Manufacturing Co.(a)	7,926	99,551
NGK Spark Plug Co. Ltd.	3,700	63,185
Patrick Industries, Inc.	619	42,309
Stanley Electric Co. Ltd.	1,000	32,259
Stoneridge, Inc.(a)	4,318	130,533
Sumitomo Electric Industries Ltd.	4,700	62,279
Tenneco, Inc., Class A(a)	5,582	59,169
Toyota Industries Corp.	1,100	87,396
Valeo SA	592	23,351
Visteon Corp.(a)(b)	4,779	599,860
Workhorse Group, Inc.(a)(b)	4,524	89,485

		5,645,138

Automobiles — 1.4%
BAIC Motor Corp. Ltd., Class H(c)	377,000	139,897
Bajaj Auto Ltd.	4,653	219,613
Bayerische Motoren Werke AG	260	22,947
BYD Co. Ltd., Class A	16,000	479,301
BYD Co. Ltd., Class H	19,000	500,236
Daimler AG, Registered Shares	1,099	77,896
Eicher Motors Ltd.	4,225	146,566
Ferrari NV	270	62,624
Fiat Chrysler Automobiles NV(a)	2,456	44,370
Ford Motor Co.	10,687	93,939
Geely Automobile Holdings Ltd.	127,000	434,861
General Motors Co.	3,314	137,995
Great Wall Motor Co. Ltd., Class H	109,500	376,745
Guangzhou Automobile Group Co. Ltd., Class H	62,000	69,146
Harley-Davidson, Inc.	4,522	165,957
Hero MotoCorp Ltd.	3,503	149,285
Honda Motor Co. Ltd.	5,700	160,833
Hyundai Motor Co.(a)	378	67,002
Maruti Suzuki India Ltd.	1,596	167,450
Mazda Motor Corp.	1,300	8,702
NIO, Inc., ADR(a)	27,714	1,350,780
Nissan Motor Co. Ltd.(a)	7,800	42,279
Peugeot SA(a)	1,469	40,230
Subaru Corp.	3,700	74,033
Suzuki Motor Corp.	500	23,178
Tesla, Inc.(a)	6,472	4,567,096
Toyota Motor Corp.	4,900	378,133

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Schedule of Investments (continued) December 31, 2020	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Automobiles (continued)
Winnebago Industries, Inc.	4,555	$273,027
Yadea Group Holdings Ltd.(c)	22,000	45,463
Yamaha Motor Co. Ltd.	700	14,288

		10,333,872

Banks — 6.2%
1st Constitution Bancorp	906	14,378
ABN AMRO Bank NV(a)(c)	1,139	11,161
Abu Dhabi Commercial Bank PJSC	60,531	102,446
ACNB Corp.	3,211	80,275
Agricultural Bank of China Ltd., Class H	1,000,000	366,242
Al Rajhi Bank	53,872	1,056,877
Ameris Bancorp(b)	5,139	195,642
AMMB Holdings BHD	47,400	43,077
Australia & New Zealand Banking Group Ltd.	6,295	110,465
Axis Bank Ltd.(a)	49,113	418,046
Banco Bilbao Vizcaya Argentaria SA	19,026	94,304
Banco do Brasil SA	26,859	201,917
Banco Santander SA(a)	53,383	166,466
Bancolombia SA, ADR	7,871	316,257
Bancorp, Inc.(a)	12,084	164,947
Bank AlBilad	19,894	150,390
Bank Central Asia Tbk PT	455,900	1,098,960
Bank Negara Indonesia Persero Tbk PT	99,600	43,858
Bank of America Corp.	65,031	1,971,090
Bank of China Ltd., Class H	1,997,000	675,892
Bank of Hawaii Corp.(b)	3,027	231,929
Bank Polska Kasa Opieki SA(a)	44,129	724,839
Bank7 Corp.	367	5,211
BankFinancial Corp.	17,188	150,911
Bankwell Financial Group, Inc.	1,692	33,079
Banner Corp.	4,232	197,169
Barclays PLC(a)	37,192	74,611
Baycom Corp.(a)	3,011	45,677
BDO Unibank, Inc.	107,890	240,213
BNK Financial Group, Inc.	15,249	79,884
BNP Paribas SA(a)	2,742	144,756
BOC Hong Kong Holdings Ltd.	11,500	34,859
Boston Private Financial Holdings, Inc.	5,012	42,351
Cadence BanCorp.	8,845	145,235
CaixaBank SA	11,014	28,309
Capital City Bank Group, Inc.	7,641	187,816
Capitec Bank Holdings Ltd.(a)	1,431	139,945
Capstar Financial Holdings, Inc.	3,607	53,203
Carter Bankshares, Inc.	9,420	100,982
Cathay General Bancorp	4,203	135,295
Central Pacific Financial Corp.	18,926	359,783
Central Valley Community Bancorp	1,445	21,516
China Construction Bank Corp., Class H	2,063,000	1,556,077
China Merchants Bank Co. Ltd., Class H	33,000	208,759
China Minsheng Banking Corp. Ltd., Class H	201,500	114,865
CIMB Group Holdings Bhd	255,300	273,339
CIT Group, Inc.	10,409	373,683
Citigroup, Inc.	14,522	895,427
Citizens Financial Group, Inc.	2,461	88,005
Civista Bancshares, Inc.	3,300	57,849
CNB Financial Corp.	1,797	38,258
Colony Bankcorp, Inc.	812	11,896
Comerica, Inc.	5,950	332,367
Commerzbank AG(a)	1,191	7,697
Commonwealth Bank of Australia	4,294	272,935
Community Bank System, Inc.	1,571	97,889

Security	Shares	Value

Banks (continued)
Community Bankers Trust Corp.	4,484	$30,267
Community Trust Bancorp, Inc.	974	36,087
Credit Agricole SA(a)	2,498	31,580
CTBC Financial Holding Co. Ltd.	1,023,000	718,014
CVB Financial Corp.	5,392	105,144
Danske Bank A/S(a)	2,277	37,633
DGB Financial Group, Inc.	16,404	102,777
Dubai Islamic Bank PJSC	32,718	41,213
Enterprise Bancorp, Inc.	953	24,349
Equity Bancshares, Inc., Class A(a)	2,289	49,420
Erste Group Bank AG(a)	680	20,715
Evans Bancorp, Inc.	2,734	75,294
Fifth Third Bancorp	3,554	97,984
Financial Institutions, Inc.	2,080	46,800
First Abu Dhabi Bank PJSC	48,932	172,549
First Bancorp, Inc.	1,291	32,791
First BanCorp, Puerto Rico	15,352	141,545
First Bank/Hamilton	5,631	52,819
First Busey Corp.	1,610	34,696
First Business Financial Services, Inc.	1,667	30,689
First Commonwealth Financial Corp.	7,269	79,523
First Financial Northwest, Inc.	21,604	246,286
First Guaranty Bancshares, Inc.	780	13,861
First Horizon Corp.	27,734	353,886
First Interstate Bancsystem, Inc., Class A	9,375	382,219
First Republic Bank	805	118,279
First Savings Financial Group, Inc.	541	35,165
Flushing Financial Corp.	207	3,444
Fulton Financial Corp.	34,500	438,840
Glacier Bancorp, Inc.	10,305	474,133
Grupo Financiero Banorte SAB de CV, Class O(a)	117,341	648,222
Hancock Whitney Corp.	12,015	408,750
Hang Seng Bank Ltd.(b)	2,800	48,323
Hanmi Financial Corp.	2,110	23,927
HBT Financial, Inc.	11,643	176,391
HDFC Bank Ltd.(a)	42,898	844,940
Heartland Financial USA, Inc.	1,745	70,446
Heritage Commerce Corp.	6,760	59,961
Heritage Financial Corp.	870	20,349
Howard Bancorp, Inc.(a)	5,858	69,183
HSBC Holdings PLC(a)	53,358	275,607
Huaxia Bank Co. Ltd., Class A	131,525	126,486
Huntington Bancshares, Inc.	5,057	63,870
ICICI Bank Ltd.(a)	43,376	318,960
Independent Bank Corp.	3,598	66,455
Independent Bank Group, Inc.	2,569	160,614
Industrial & Commercial Bank of China Ltd., Class H	1,512,000	971,444
Industrial Bank of Korea(a)	16,555	134,999
ING Groep NV(a)	9,161	85,178
International Bancshares Corp.	2,096	78,474
Intesa Sanpaolo SpA(a)	40,641	96,064
Investar Holding Corp.	3,275	54,168
Investors Bancorp, Inc.	40,980	432,749
Itau Unibanco Holding SA, ADR, Preference Shares(b)	27,117	165,143
Japan Post Bank Co. Ltd.(b)	3,100	25,481
JPMorgan Chase & Co.	26,896	3,417,675
Kasikornbank PCL, NVDR	20,400	76,920
KB Financial Group, Inc.(a)	9,193	365,118
KBC Group NV(a)	798	55,845
KeyCorp.	5,453	89,484
Kiatnakin Phatra Bank PCL, NVDR	65,000	112,206
Komercni banka A/S(a)	4,173	127,591

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	3

Schedule of Investments (continued) December 31, 2020	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Kotak Mahindra Bank Ltd.(a)	13,489	$368,663
Level One Bancorp, Inc.	4,729	95,668
Live Oak Bancshares, Inc.	1,106	52,491
M&T Bank Corp.	808	102,858
Macatawa Bank Corp.	505	4,227
Mackinac Financial Corp.	2,225	28,391
Malayan Banking Bhd	397,400	836,603
Mercantile Bank Corp.	4,515	122,673
Meridian Bank/Malvern PA	2,214	46,051
Midland States Bancorp, Inc.	20,201	360,992
MidWestOne Financial Group, Inc.	2,438	59,731
Mitsubishi UFJ Financial Group, Inc.	39,300	174,005
Mizuho Financial Group, Inc.	6,620	84,022
Moneta Money Bank AS(a)(c)	34,813	110,297
National Australia Bank Ltd.	7,785	135,722
National Commercial Bank	36,954	426,964
Natwest Group PLC(a)	13,215	30,209
Nedbank Group Ltd.	23,961	211,600
Nordea Bank Abp(a)	613	5,024
Northrim BanCorp, Inc.	4,849	164,624
OceanFirst Financial Corp.	10,935	203,719
Orrstown Financial Services, Inc.	1,149	19,016
Pacific Mercantile Bancorp(a)	29,491	151,584
PCB Bancorp	1,479	14,953
Peapack Gladstone Financial Corp.	8,597	195,668
Pinnacle Financial Partners, Inc.	4,353	280,333
Postal Savings Bank of China Co. Ltd., Class H(c)	168,000	94,930
Powszechna Kasa Oszczednosci Bank Polski SA(a)	25,834	199,423
Preferred Bank	833	42,042
Public Bank Bhd	178,600	915,789
QCR Holdings, Inc.	2,293	90,780
Regions Financial Corp.	4,555	73,427
Republic Bancorp, Inc., Class A	8,420	303,709
Republic First Bancorp, Inc.(a)	106,658	303,975
RHB Bank Bhd	194,800	264,347
Riyad Bank	23,246	125,245
Salisbury Bancorp, Inc.	1,845	68,763
Samba Financial Group	51,054	415,895
Sandy Spring Bancorp, Inc.	5,308	170,865
Saudi British Bank	22,990	151,387
Sberbank of Russia PJSC, ADR	16,839	243,462
Shinhan Financial Group Co. Ltd.(a)	36,678	1,088,348
Shinhan Financial Group Co. Ltd., ADR(a)	2,665	79,310
Shore Bancshares, Inc.	1,845	26,937
Sierra Bancorp	10,879	260,226
Signature Bank	941	127,308
Silvergate Capital Corp., Class A(a)	1,040	77,282
Simmons First National Corp., Class A	1,145	24,721
SmartFinancial, Inc.	6,848	124,223
Societe Generale SA(a)	1,954	40,621
South Plains Financial, Inc.	4,537	85,976
South State Corp.	4,050	292,815
Southern National Bancorp of Virginia, Inc.	4,428	53,623
Standard Bank Group Ltd.	54,391	471,078
Standard Chartered PLC(a)	6,234	39,586
State Bank of India(a)	57,130	215,422
Sumitomo Mitsui Financial Group, Inc.	4,300	133,292
Sumitomo Mitsui Trust Holdings, Inc.	700	21,598
SVB Financial Group(a)	1,358	526,673
Synovus Financial Corp.	3,728	120,675
Texas Capital Bancshares, Inc.(a)(b)	3,039	180,820
Tompkins Financial Corp.	379	26,757

Security	Shares	Value

Banks (continued)
TriState Capital Holdings, Inc.(a)	13,030	$226,722
Triumph Bancorp, Inc.(a)	2,422	117,588
Truist Financial Corp.	12,223	585,848
U.S. Bancorp	13,209	615,407
UMB Financial Corp.	4,300	296,657
UniCredit SpA(a)	4,849	45,432
United Community Banks, Inc.	21,962	624,599
Univest Financial Corp.	3,000	61,740
Washington Trust Bancorp, Inc.	3,539	158,547
Wells Fargo & Co.	45,641	1,377,445
WesBanco, Inc.	6,693	200,522
Westpac Banking Corp.	8,633	128,470
Wintrust Financial Corp.	3,687	225,239
Woori Financial Group, Inc.(a)	16,592	148,866
Yapi ve Kredi Bankasi(a)	191,626	79,404
Zions Bancorp NA(b)	1,124	48,827

		45,197,065

Beverages — 0.9%
Ambev SA	291,584	881,498
Ambev SA, ADR	161,852	495,267
Anheuser-Busch InBev SA/NV	2,123	148,115
Arca Continental SAB de CV	58,954	283,460
Asahi Group Holdings Ltd.	900	37,064
Brown-Forman Corp., Class A	214	15,723
Brown-Forman Corp., Class B	7,631	606,130
Budweiser Brewing Co. APAC Ltd.(c)	5,900	19,490
Carlsberg AS, Class B	262	42,002
China Resources Beer Holdings Co. Ltd.	14,000	128,741
Coca-Cola Co.	28,054	1,538,481
Coca-Cola European Partners PLC	209	10,414
Coca-Cola Femsa SAB de CV	41,882	192,599
Coca-Cola HBC AG(a)	874	28,303
Constellation Brands, Inc., Class A	520	113,906
Diageo PLC	6,402	253,319
Keurig Dr Pepper, Inc.	1,967	62,944
Kirin Holdings Co. Ltd.	2,300	54,310
MGP Ingredients, Inc.	288	13,553
Molson Coors Beverage Co., Class B	808	36,514
Monster Beverage Corp.(a)	1,129	104,410
National Beverage Corp.	1,289	109,436
PepsiCo, Inc.	10,320	1,530,456
Pernod Ricard SA	337	64,720
Primo Water Corp.	9,692	151,971
Suntory Beverage & Food Ltd.	300	10,626
Treasury Wine Estates Ltd.	1,054	7,624

		6,941,076

Biotechnology — 3.6%
3SBio, Inc.(a)(c)	215,000	196,276
89bio, Inc.(a)	911	22,201
AbbVie, Inc.	15,242	1,633,180
ACADIA Pharmaceuticals, Inc.(a)	2,810	150,223
Adverum Biotechnologies, Inc.(a)	1,506	16,325
Affimed NV(a)	13,914	80,979
Agenus, Inc.(a)	24,319	77,334
Akero Therapeutics, Inc.(a)	1,434	36,997
Alder Biopharmaceuticals, Inc.(a)(d)	3,943	3,470
Alector, Inc.(a)(b)	9,323	141,057
Alexion Pharmaceuticals, Inc.(a)	1,485	232,016
Allakos, Inc.(a)(b)	1,366	191,240
Allogene Therapeutics, Inc.(a)	4,829	121,884
Alnylam Pharmaceuticals, Inc.(a)	219	28,463
ALX Oncology Holdings, Inc.(a)	1,538	132,576

4	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Amgen, Inc.(b)	5,969	$1,372,392
Amicus Therapeutics, Inc.(a)	14,029	323,930
Anika Therapeutics, Inc.(a)	800	36,208
Apellis Pharmaceuticals, Inc.(a)	2,611	149,349
Applied Molecular Transport, Inc.(a)	905	27,847
Applied Therapeutics, Inc.(a)	656	14,439
Aprea Therapeutics, Inc.(a)	1,631	8,025
Aptinyx, Inc.(a)	12,794	44,267
AquaBounty Technologies, Inc.(a)	3	26
Arcturus Therapeutics Holdings, Inc.(a)(b)	603	26,158
Arcus Biosciences, Inc.(a)	4,936	128,139
Arcutis Biotherapeutics, Inc.(a)	3,114	87,597
Arena Pharmaceuticals, Inc.(a)	3,240	248,929
Argenx SE(a)	38	11,198
Arrowhead Pharmaceuticals, Inc.(a)(b)	3,684	282,673
Assembly Biosciences, Inc.(a)	3,411	20,637
Atara Biotherapeutics, Inc.(a)	7,547	148,148
Athenex, Inc.(a)	9,552	105,645
Athersys, Inc.(a)(b)	23,416	40,978
Avidity Biosciences, Inc.(a)	4,394	112,135
Avrobio, Inc.(a)	6,752	94,123
Beam Therapeutics, Inc.(a)	678	55,352
BeiGene Ltd., ADR(a)	972	251,155
Beyondspring, Inc.(a)	1,840	22,448
BioCryst Pharmaceuticals, Inc.(a)	17,776	132,431
Biogen, Inc.(a)	1,307	320,032
Biohaven Pharmaceutical Holding Co. Ltd.(a)	2,346	201,076
BioMarin Pharmaceutical, Inc.(a)	288	25,255
Bioxcel Therapeutics, Inc.(a)	462	21,344
Black Diamond Therapeutics, Inc.(a)	2,805	89,900
Blueprint Medicines Corp.(a)(b)	3,907	438,170
Bridgebio Pharma, Inc.(a)	9,261	658,550
C4 Therapeutics, Inc.(a)	921	30,513
CareDx, Inc.(a)(b)	2,032	147,218
Cellular Biomedicine Group, Inc.(a)	1,152	21,174
Centogene NV(a)	910	9,810
Cerevel Therapeutics Holdings, Inc.(a)	1,945	32,248
Certara, Inc.(a)	7,222	243,526
ChemoCentryx, Inc.(a)	947	58,638
Chimerix, Inc.(a)	5,427	26,212
Clovis Oncology, Inc.(a)(b)	4,759	22,843
Cogent Biosciences, Inc.(a)	2,320	26,054
Coherus Biosciences, Inc.(a)	7,865	136,694
Concert Pharmaceuticals, Inc.(a)	2,770	35,013
Constellation Pharmaceuticals, Inc.(a)	1,243	35,798
Cortexyme, Inc.(a)(b)	722	20,057
Crinetics Pharmaceuticals, Inc.(a)	4,021	56,736
CSL Ltd.	1,035	226,140
Cue Biopharma, Inc.(a)	5,138	64,276
Deciphera Pharmaceuticals, Inc.(a)	1,651	94,223
Denali Therapeutics, Inc.(a)	3,360	281,434
Dynavax Technologies Corp.(a)	6,942	30,892
Dyne Therapeutics, Inc.(a)	1,486	31,206
Editas Medicine, Inc.(a)	3,495	245,034
Eidos Therapeutics, Inc.(a)(b)	858	112,896
Eiger Biopharmaceuticals, Inc.(a)	2,450	30,111
Emergent Biosolutions, Inc.(a)	3,246	290,842
Enanta Pharmaceuticals, Inc.(a)	7,196	302,952
Epizyme, Inc.(a)	6,913	75,075
Equillium, Inc.(a)	57	305
Evelo Biosciences, Inc.(a)(b)	3,443	41,626
Exact Sciences Corp.(a)	412	54,586
Exelixis, Inc.(a)	2,561	51,399

Security	Shares	Value

Biotechnology (continued)
Exicure, Inc.(a)	5,365	$9,496
Fate Therapeutics, Inc.(a)	3,857	350,717
Fennec Pharmaceuticals, Inc.(a)	1,750	13,038
FibroGen, Inc.(a)(b)	8,009	297,054
Flexion Therapeutics, Inc.(a)(b)	8,442	97,421
Foghorn Therapeutics, Inc.(a)	2,487	50,412
Forma Therapeutics Holdings, Inc.(a)	2,351	82,050
Forte Biosciences, Inc.(a)	736	26,798
Frequency Therapeutics, Inc.(a)	4,681	165,052
G1 Therapeutics, Inc.(a)(b)	4,913	88,385
Galapagos NV(a)	71	7,027
Galera Therapeutics, Inc.(a)	2,006	20,521
Generation Bio Co.(a)	1,474	41,788
Genmab A/S(a)	90	36,494
Gilead Sciences, Inc.	16,350	952,551
Global Blood Therapeutics, Inc.(a)(b)	1,513	65,528
GlycoMimetics, Inc.(a)	5,325	20,022
Gossamer Bio, Inc.(a)	5,334	51,580
Grifols SA	764	22,306
Halozyme Therapeutics, Inc.(a)	10,143	433,208
Harpoon Therapeutics, Inc.(a)(b)	3,250	53,983
Heron Therapeutics, Inc.(a)(b)	9,937	210,317
Immunovant, Inc.(a)	1,587	73,304
Incyte Corp.(a)	479	41,663
Inhibrx, Inc.(a)(b)	1,262	41,608
Innovent Biologics, Inc.(a)(c)	22,500	237,602
Inovio Pharmaceuticals, Inc.(a)(b)	11,361	100,545
Insmed, Inc.(a)	3,222	107,260
Intercept Pharmaceuticals, Inc.(a)	3,873	95,663
Invitae Corp.(a)(b)	8,409	351,580
iTeos Therapeutics, Inc.(a)	559	18,905
Kadmon Holdings, Inc.(a)	14,737	61,159
Karuna Therapeutics, Inc.(a)	1,372	139,381
Karyopharm Therapeutics, Inc.(a)	15,588	241,302
Keros Therapeutics, Inc.(a)	361	25,465
Kindred Biosciences, Inc.(a)	10,351	44,613
Kiniksa Pharmaceuticals Ltd., Class A(a)	4,258	75,239
Kodiak Sciences, Inc.(a)(b)	1,491	219,043
LogicBio Therapeutics, Inc.(a)	2,154	16,435
MacroGenics, Inc.(a)	5,601	128,039
Madrigal Pharmaceuticals, Inc.(a)(b)	1,804	200,551
Magenta Therapeutics, Inc.(a)	1,699	13,320
Mersana Therapeutics, Inc.(a)	1,703	45,317
Mirati Therapeutics, Inc.(a)	3,892	854,839
Mirum Pharmaceuticals, Inc.(a)	1,358	23,711
Moderna, Inc.(a)	2,083	217,611
Molecular Templates, Inc.(a)	1,349	12,667
Morphic Holding, Inc.(a)	1,474	49,453
Myriad Genetics, Inc.(a)	3,944	77,993
NantKwest, Inc.(a)	1,264	16,849
Natera, Inc.(a)	7,570	753,366
Neurocrine Biosciences, Inc.(a)	181	17,349
NextCure, Inc.(a)	2,079	22,661
Novavax, Inc.(a)(b)	4,303	479,828
Nymox Pharmaceutical Corp.(a)(b)	5,685	14,099
Oncorus, Inc.(a)(b)	802	25,929
OPKO Health, Inc.(a)(b)	46,490	183,636
ORIC Pharmaceuticals, Inc.(a)	1,641	55,548
Oyster Point Pharma, Inc.(a)	1,993	37,508
Passage Bio, Inc.(a)(b)	2,528	64,641
Pieris Pharmaceuticals, Inc.(a)	4,761	11,903
Poseida Therapeutics, Inc.(a)	3,625	39,766
Precision BioSciences, Inc.(a)	4,716	39,331

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	5

Schedule of Investments (continued) December 31, 2020	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Prevail Therapeutics, Inc.(a)	1,105	$25,492
Prothena Corp. PLC(a)	3,251	39,045
PTC Therapeutics, Inc.(a)	4,630	282,569
Puma Biotechnology, Inc.(a)	4,800	49,248
Radius Health, Inc.(a)	7,578	135,343
Regeneron Pharmaceuticals, Inc.(a)	784	378,758
REGENXBIO, Inc.(a)	1,445	65,545
Relay Therapeutics, Inc.(a)(b)	2,016	83,785
Replimune Group, Inc.(a)	662	25,255
Revolution Medicines, Inc.(a)	3,595	142,326
Rigel Pharmaceuticals, Inc.(a)	33,098	115,843
Rocket Pharmaceuticals, Inc.(a)	2,431	133,316
Rubius Therapeutics, Inc.(a)(b)	9,502	72,120
Sangamo Therapeutics, Inc.(a)(b)	4,130	64,449
Sarepta Therapeutics, Inc.(a)	139	23,698
Seagen, Inc.(a)	253	44,310
Seres Therapeutics, Inc.(a)	6,936	169,932
Shattuck Labs, Inc.(a)	622	32,599
Silverback Therapeutics, Inc.(a)	7,224	334,760
Solid Biosciences, Inc.(a)	6,152	46,632
Sorrento Therapeutics, Inc.(a)(b)	7,769	53,023
Spectrum Pharmaceuticals, Inc.(a)	65,096	221,977
SpringWorks Therapeutics, Inc.(a)	1,520	110,230
Sutro Biopharma, Inc.(a)	5,183	112,523
Taysha Gene Therapies, Inc.(a)(b)	1,892	50,214
TG Therapeutics, Inc.(a)	4,197	218,328
Translate Bio, Inc.(a)	2,270	41,836
Travere Therapeutics, Inc.(a)	5,296	144,342
Turning Point Therapeutics, Inc.(a)	1,155	140,737
Twist Bioscience Corp.(a)	2,731	385,863
Ultragenyx Pharmaceutical, Inc.(a)	4,345	601,478
UNITY Biotechnology, Inc.(a)	5,174	27,112
UroGen Pharma Ltd.(a)	1,960	35,319
Vaxcyte, Inc.(a)	883	23,461
Veracyte, Inc.(a)	6,581	322,074
Vertex Pharmaceuticals, Inc.(a)	4,152	981,284
Viela Bio, Inc.(a)(b)	651	23,416
Vir Biotechnology, Inc.(a)(b)	3,589	96,113
Xencor, Inc.(a)	4,296	187,434
Y-mAbs Therapeutics, Inc.(a)	1,897	93,920
Zai Lab Ltd., ADR(a)	1,411	190,965
Zentalis Pharmaceuticals, Inc.(a)	920	47,785
ZIOPHARM Oncology, Inc.(a)(b)	5,824	14,676

		26,159,873

Building Products — 0.8%
AAON, Inc.(b)	2,481	165,309
Advanced Drainage Systems, Inc.	2,555	213,547
AGC, Inc.(b)	1,200	41,963
Allegion PLC	4,150	482,977
AO Smith Corp.	1,986	108,873
Apogee Enterprises, Inc.	1,094	34,658
Assa Abloy AB, Class B	1,492	36,870
Builders FirstSource, Inc.(a)	11,760	479,926
Caesarstone Ltd.	2,807	36,182
Carrier Global Corp.	5,769	217,607
Cie de Saint-Gobain(a)	1,305	60,020
Daikin Industries Ltd.	900	200,220
Fortune Brands Home & Security, Inc.	969	83,063
Geberit AG, Registered Shares	52	32,551
Gibraltar Industries, Inc.(a)	6,101	438,906
Griffon Corp.	5,598	114,087
JELD-WEN Holding, Inc.(a)	4,379	111,051

Security	Shares	Value

Building Products (continued)
Johnson Controls International PLC	5,075	$236,444
Kingspan Group PLC(a)	255	17,881
Lennox International, Inc.	2,920	799,992
Masco Corp.	5,132	281,901
Masonite International Corp.(a)	2,359	231,984
Owens Corning	812	61,517
Quanex Building Products Corp.	1,071	23,744
Resideo Technologies, Inc.(a)	9,713	206,498
Trane Technologies PLC	2,981	432,722
Trex Co., Inc.(a)(b)	3,922	328,350
Xinyi Glass Holdings Ltd.	32,000	89,505
Zhejiang Weixing New Building Materials Co. Ltd., Class A	95,526	275,100

		5,843,448

Capital Markets — 2.2%
3i Group PLC	2,475	39,147
Ameriprise Financial, Inc.	1,008	195,885
Amundi SA(a)(c)	160	13,040
Apollo Global Management Inc.	640	31,347
Ares Management Corp., Class A	2,557	120,307
Artisan Partners Asset Management, Inc., Class A	7,108	357,817
Assetmark Financial Holdings, Inc.(a)	11,058	267,604
ASX Ltd.	222	12,320
B. Riley Financial, Inc.	813	35,951
B3 SA - Brasil Bolsa Balcao	47,144	564,445
Bank of New York Mellon Corp.	10,988	466,331
Blackstone Group, Inc., Class A	2,870	186,005
Bursa Malaysia Bhd	26,900	55,651
Carlyle Group, Inc.	1,032	32,446
Cboe Global Markets, Inc.	632	58,852
Charles Schwab Corp.	13,221	701,242
CME Group, Inc.	3,412	621,155
Cohen & Steers, Inc.	6,522	484,585
Cowen, Inc., Class A	2,931	76,177
Credit Suisse Group AG, Registered Shares	7,985	103,093
Daiwa Securities Group, Inc.	4,000	18,219
Deutsche Bank AG, Registered Shares(a)	4,438	48,813
Deutsche Boerse AG	587	99,950
Donnelley Financial Solutions, Inc.(a)	8,066	136,880
FactSet Research Systems, Inc.(b)	1,710	568,575
Federated Hermes, Inc.	7,011	202,548
Franklin Resources, Inc.(b)	1,874	46,831
Goldman Sachs Group, Inc.	1,421	374,732
Guotai Junan Securities Co. Ltd., Class A	243,700	656,936
Haitong Securities Co. Ltd., Class H	163,600	146,204
Hamilton Lane, Inc., Class A	8,914	695,738
Hargreaves Lansdown PLC	965	20,093
Hithink RoyalFlush Information Network Co. Ltd., Class A	10,307	196,799
Hong Kong Exchanges & Clearing Ltd.	2,800	153,585
Houlihan Lokey, Inc.	3,360	225,893
Huatai Securities Co. Ltd., Class A	136,700	378,731
Intercontinental Exchange, Inc.	2,309	266,205
Invesco Ltd.	1,854	32,315
Investec Ltd.	26,452	65,950
Japan Exchange Group, Inc.	1,000	25,552
Julius Baer Group Ltd.	582	33,530
KKR & Co., Inc.	2,130	86,244
London Stock Exchange Group PLC	801	98,873
Macquarie Group Ltd.	804	85,818
MarketAxess Holdings, Inc.	163	93,001
Moelis & Co., Class A	11,639	544,240

6	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
Moody’s Corp.	4,710	$1,367,030
Morgan Stanley	23,541	1,613,265
MSCI, Inc.	337	150,481
Nasdaq, Inc.	568	75,396
Natixis SA(a)	2,758	9,450
NH Investment & Securities Co. Ltd.	4	42
Nomura Holdings, Inc.	9,100	48,112
Northern Trust Corp.	1,048	97,611
Orient Securities Co. Ltd/China, Class A	64,378	115,156
Partners Group Holding AG	63	74,028
PJT Partners, Inc., Class A	1,058	79,614
Pzena Investment Management, Inc., Class A	4,987	36,405
Raymond James Financial, Inc.	618	59,124
S&P Global, Inc.	3,299	1,084,480
SBI Holdings, Inc.	600	14,273
Schroders PLC	412	18,785
SEI Investments Co.	720	41,378
Silvercrest Asset Management Group, Inc., Class A	2,743	38,100
St James’s Place PLC	637	9,857
Standard Life Aberdeen PLC	6,894	26,425
State Street Corp.	2,788	202,911
StepStone Group, Inc., Class A(a)	994	39,561
Stifel Financial Corp.	3,802	191,849
T. Rowe Price Group, Inc.	2,919	441,907
Tradeweb Markets, Inc., Class A	503	31,412
UBS Group AG, Registered Shares	10,261	144,473
Virtus Investment Partners, Inc.	1,457	316,169
Westwood Holdings Group, Inc.	2,376	34,452
XP, Inc., Class A(a)	2,356	93,462

		16,180,863

Chemicals — 2.1%
AdvanSix, Inc.(a)	2,468	49,335
Air Liquide SA	1,620	265,594
Air Products & Chemicals, Inc.	836	228,412
Akzo Nobel NV	378	40,573
Albemarle Corp.	244	35,995
Asahi Kasei Corp.	1,300	13,325
Asian Paints Ltd.	39,785	1,506,989
Avient Corp.	15,805	636,625
Axalta Coating Systems Ltd.(a)	1,415	40,398
Balchem Corp.	2,770	319,159
BASF SE	2,866	226,536
CF Industries Holdings, Inc.	1,040	40,258
Chr Hansen Holding A/S(a)	502	51,867
Clariant AG, Registered Shares	851	18,055
Corteva, Inc.	2,193	84,913
Covestro AG(c)	197	12,138
Dow, Inc.	2,766	153,513
DuPont de Nemours, Inc.	2,966	210,912
Ecolab, Inc.	6,175	1,336,023
FMC Corp.	5,027	577,753
Givaudan SA, Registered Shares	52	220,003
Han Kuk Carbon Co. Ltd.	12,726	157,968
Hanwha Solutions Corp.	2,246	99,291
Hawkins, Inc.	350	18,309
HB Fuller Co.	15,446	801,339
Hyosung Advanced Materials Corp.(a)	356	48,979
Ingevity Corp.(a)	2,967	224,691
Innospec, Inc.	1,406	127,566
International Flavors & Fragrances, Inc.(b)	337	36,679
Johnson Matthey PLC	505	16,731
KCC Corp.	530	96,503

Security	Shares	Value

Chemicals (continued)
Kolon Industries, Inc.	8,014	$303,400
Koninklijke DSM NV	125	21,496
Kraton Corp.(a)	1,157	32,153
Kronos Worldwide, Inc.	10,187	151,888
Kuraray Co. Ltd.	2,400	25,553
LG Chem Ltd.	1,134	862,312
Linde PLC(a)	1,916	504,885
Livent Corp.(a)(b)	25,744	485,017
LyondellBasell Industries NV, Class A	979	89,735
Mitsubishi Chemical Holdings Corp.	1,900	11,511
Mosaic Co.	6,526	150,163
Nippon Paint Holdings Co. Ltd.	400	43,953
Nitto Denko Corp.	800	71,664
Novozymes A/S, B Shares	1,188	67,668
PhosAgro PJSC, GDR, Registered Shares	10,255	139,852
Pidilite Industries Ltd.	2,832	68,513
PPG Industries, Inc.	8,232	1,187,219
PQ Group Holdings, Inc.	8,911	127,071
Saudi Basic Industries Corp.	29,708	803,360
Shenzhen Capchem Technology Co. Ltd., Class A	5,000	78,056
Sherwin-Williams Co.	692	508,558
Shin Foong Specialty & Applied Materials Co. Ltd.	19,000	100,531
Shin-Etsu Chemical Co. Ltd.	1,000	175,516
Sika AG, Registered Shares	482	131,390
SK Chemicals Co. Ltd/New	165	59,801
Solvay SA	723	85,267
SRF Ltd.	878	67,089
Stepan Co.	2,146	256,061
Sumitomo Chemical Co. Ltd.	16,400	66,105
Swancor Holding Co. Ltd.	20,000	108,813
Symrise AG	340	45,201
Taita Chemical Co. Ltd.	63,000	87,537
Taiyo Nippon Sanso Corp.	400	7,441
Toray Industries, Inc.	5,900	34,995
Trinseo SA	6,916	354,168
Umicore SA	920	44,220
UPL Ltd.	21,102	134,924

		15,189,518

Commercial Services & Supplies — 0.9%
ABM Industries, Inc.	2,397	90,702
ACCO Brands Corp.	27,056	228,623
Brambles Ltd.	9,304	76,314
BrightView Holdings, Inc.(a)	11,911	180,094
Brink’s Co.(b)	6,494	467,568
Cimpress PLC(a)(b)	1,864	163,547
Cintas Corp.	1,072	378,909
Copart, Inc.(a)	5,858	745,430
Country Garden Services Holdings Co. Ltd.	16,000	108,249
Deluxe Corp.	2,970	86,724
Ennis, Inc.	6,529	116,543
Harsco Corp.(a)	5,367	96,499
Herman Miller, Inc.	9,581	323,838
IAA, Inc.(a)	1,855	120,538
KAR Auction Services, Inc.	9,474	176,311
Kimball International, Inc., Class B	27,280	325,996
Knoll, Inc.	4,533	66,544
Matthews International Corp., Class A	8,357	245,696
McGrath RentCorp	7,105	476,746
MSA Safety, Inc.(b)	1,584	236,634
Pitney Bowes, Inc.	8,044	49,551
Rentokil Initial PLC(a)	8,214	57,269
Republic Services, Inc.	1,223	117,775

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments (continued) December 31, 2020	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Commercial Services & Supplies (continued)
Rollins, Inc.	1,866	$72,905
Securitas AB, B Shares	1,370	22,103
SP Plus Corp.(a)	972	28,023
Steelcase, Inc., Class A	22,929	310,688
Tetra Tech, Inc.	5,629	651,726
Toppan Printing Co. Ltd.	700	9,885
UniFirst Corp.	1,151	243,655
Viad Corp.	2,003	72,449
Waste Connections, Inc.	1,799	184,523
Waste Management, Inc.	2,217	261,451

		6,793,508

Communications Equipment — 0.6%
Acacia Communications, Inc.(a)	3,017	220,120
Applied Optoelectronics, Inc.(a)(b)	5,073	43,171
Arcadyan Technology Corp.	15,000	50,194
Arista Networks, Inc.(a)	118	34,287
Calix, Inc.(a)	8,416	250,460
Casa Systems, Inc.(a)	11,032	68,067
Ciena Corp.(a)	2,719	143,699
Cisco Systems, Inc.	52,064	2,329,864
Extreme Networks, Inc.(a)	28,641	197,336
F5 Networks, Inc.(a)	145	25,511
Infinera Corp.(a)(b)	3,083	32,310
Lumentum Holdings, Inc.(a)(b)	932	88,354
Motorola Solutions, Inc.	492	83,670
NETGEAR, Inc.(a)	3,695	150,128
Nokia OYJ(a)	17,714	68,417
PCTEL, Inc.	5,675	37,285
Plantronics, Inc.(b)	2,851	77,063
Telefonaktiebolaget LM Ericsson, B Shares	4,205	50,020
Tessco Technologies, Inc.	15,186	94,761
Wistron NeWeb Corp.	23,000	63,741
ZTE Corp., Class A	4,986	25,817

		4,134,275

Construction & Engineering — 0.5%
ACS Actividades de Construccion y Servicios SA	1,072	35,615
Aegion Corp.(a)	1,645	31,239
API Group Corp.(a)(b)(c)	7,901	143,403
China Conch Venture Holdings Ltd.	35,000	170,312
China Railway Group Ltd., Class A	136,800	110,966
Dycom Industries, Inc.(a)(b)	405	30,586
EMCOR Group, Inc.(b)	11,671	1,067,430
Ferrovial SA	2,617	72,361
GS Engineering & Construction Corp.	4,999	174,223
Hochtief AG	916	89,137
MasTec, Inc.(a)	7,776	530,168
Matrix Service Co.(a)	6,923	76,292
MYR Group, Inc.(a)(b)	3,820	229,582
Obayashi Corp.	2,100	18,133
Tutor Perini Corp.(a)	2,634	34,110
Valmont Industries, Inc.	553	96,736
Vinci SA	867	86,361
Voltas Ltd.	5,976	67,569
WillScot Mobile Mini Holdings Corp.(a)	14,661	339,695

		3,403,918

Construction Materials — 0.3%
China National Building Material Co. Ltd., Class H	42,000	50,555
China Resources Cement Holdings Ltd.	74,000	82,653
CRH PLC	2,292	97,471
Forterra, Inc.(a)	6,657	114,467

Security	Shares	Value

Construction Materials (continued)
HeidelbergCement AG	538	$40,057
James Hardie Industries PLC(a)	2,583	76,552
LafargeHolcim Ltd., Registered Shares	3,483	191,174
Martin Marietta Materials, Inc.	278	78,944
Siam Cement PCL, NVDR	34,700	437,740
Summit Materials, Inc., Class A(a)	18,394	369,352
UltraTech Cement Ltd.	2,083	151,023
US Concrete, Inc.(a)	1,071	42,808
Vulcan Materials Co.	1,126	166,997

		1,899,793

Consumer Finance — 0.5%
Ally Financial, Inc.	16,061	572,735
American Express Co.	11,136	1,346,454
Capital One Financial Corp.	1,846	182,477
Discover Financial Services	1,204	108,998
Encore Capital Group, Inc.(a)	2,153	83,859
FirstCash, Inc.	4,893	342,706
Green Dot Corp., Class A(a)	1,368	76,334
Isracard Ltd.	1	3
LendingClub Corp.(a)	9,086	95,948
PRA Group, Inc.(a)(b)	5,027	199,371
PROG Holdings, Inc.	5,158	277,862
Regional Management Corp.	1,681	50,195
Synchrony Financial	2,353	81,673

		3,418,615

Containers & Packaging — 0.1%
AptarGroup, Inc.	167	22,861
Avery Dennison Corp.	703	109,042
Ball Corp.	2,210	205,928
Crown Holdings, Inc.(a)	1,411	141,382
International Paper Co.	959	47,681
Klabin SA	25,925	131,775
Myers Industries, Inc.	1,028	21,362
Packaging Corp. of America	451	62,197
Sealed Air Corp.	1,178	53,941
Smurfit Kappa Group PLC	508	23,608
Westrock Co.	3,743	162,933

		982,710

Distributors — 0.1%
Genuine Parts Co.	1,593	159,985
LKQ Corp.(a)	1,100	38,764
Pool Corp.	1,197	445,883

		644,632

Diversified Consumer Services — 0.4%
Bright Horizons Family Solutions, Inc.(a)(b)	1,250	216,238
Franchise Group, Inc.	1,037	31,577
GSX Techedu, Inc., ADR(a)	1,378	71,256
Laureate Education, Inc., Class A(a)(b)	6,207	90,374
New Oriental Education & Technology Group, Inc.(a)	230	41,298
New Oriental Education & Technology Group, Inc., ADR(a)	5,251	975,688
Offcn Education Technology Co. Ltd., Class A	39,800	215,224
Strategic Education, Inc.	2,689	256,342
TAL Education Group, ADR(a)	11,465	819,862
Vivint Smart Home, Inc.(a)(b)	2,594	53,826
WW International, Inc.(a)	7,781	189,856

		2,961,541

Diversified Financial Services — 0.3%
Alerus Financial Corp.	2,021	55,315
Berkshire Hathaway, Inc., Class B(a)	7,505	1,740,184

8	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Financial Services (continued)
Equitable Holdings, Inc.	2,124	$54,353
EXOR NV	403	32,735
FirstRand Ltd.	120,618	420,282
Groupe Bruxelles Lambert SA	408	41,124
M&G PLC	8,382	22,624
Marlin Business Services Corp.	3,780	46,267
Mitsubishi UFJ Lease & Finance Co. Ltd.	1,900	9,124
ORIX Corp.	4,400	67,690
Remgro Ltd.	9,136	60,015
Sofina SA	27	9,134
Voya Financial, Inc.	400	23,524

		2,582,371

Diversified Telecommunication Services — 0.7%
AT&T, Inc.	37,338	1,073,841
ATN International, Inc.	654	27,311
Bandwidth, Inc., Class A(a)(b)	2,088	320,863
BT Group PLC	32,999	59,479
Cellnex Telecom SA(c)	528	31,708
China Telecom Corp. Ltd., Class H	180,000	49,655
China Tower Corp. Ltd., Class H(c)	380,000	55,914
China Unicom Hong Kong Ltd.	134,000	76,444
Cogent Communications Holdings, Inc.	797	47,716
Deutsche Telekom AG, Registered Shares	6,332	115,575
Elisa OYJ	115	6,304
Emirates Telecommunications Group Co. PJSC	62,416	287,509
IDT Corp., Class B(a)	9,970	123,229
KT Corp., ADR(a)	35,894	395,193
LG Uplus Corp.	6,218	67,331
Liberty Latin America Ltd., Class C(a)	22,355	247,917
Nippon Telegraph & Telephone Corp.	2,300	59,016
Ooma, Inc.(a)	8,965	129,096
Orange SA	5,234	62,311
Telefonica Brasil SA	6,138	55,186
Telefonica SA	16,147	64,215
Telekom Malaysia Bhd	222,000	298,958
Telkom Indonesia Persero Tbk PT	1,123,200	264,811
Telkom SA SOC Ltd.	36,963	77,246
Verizon Communications, Inc.	22,898	1,345,257
Vonage Holdings Corp.(a)	8,058	103,747

		5,445,832

Electric Utilities — 1.0%
Alliant Energy Corp.	9,148	471,396
Alupar Investimento SA	20,740	108,310
Edison International	1,468	92,220
EDP - Energias do Brasil SA	40,700	154,775
Electricite de France SA(a)	2,344	37,092
Elia Group SA/NV	181	21,604
Enel SpA	25,177	256,169
Eversource Energy	6,123	529,701
Exelon Corp.	4,064	171,582
Fortum OYJ	3,771	91,108
Iberdrola SA	20,346	292,378
IDACORP, Inc.	5,367	515,393
Korea Electric Power Corp.(a)	5,843	147,479
NextEra Energy, Inc.	33,587	2,591,237
Orsted A/S(c)	646	132,175
Otter Tail Corp.	1,042	44,400
Pinnacle West Capital Corp.	2,745	219,463
PNM Resources, Inc.	5,662	274,777
Portland General Electric Co.	8,712	372,612
Red Electrica Corp. SA	138	2,833
SSE PLC	3,920	80,294

Security	Shares	Value

Electric Utilities (continued)
Tenaga Nasional Bhd	214,900	$557,463
Terna Rete Elettrica Nazionale SpA	6,815	52,368
Verbund AG	312	26,507
Xcel Energy, Inc.	1,914	127,606

		7,370,942

Electrical Equipment — 0.9%
ABB Ltd., Registered Shares	6,285	176,289
AMETEK, Inc.	1,355	163,874
Atkore International Group, Inc.(a)	1,242	51,059
Bizlink Holding, Inc.	22,000	191,267
Bloom Energy Corp., Class A(a)(b)	2,603	74,602
Eaton Corp. PLC	1,895	227,665
Emerson Electric Co.	2,935	235,886
EnerSys	567	47,095
FuelCell Energy, Inc.(a)	2,060	23,010
Generac Holdings, Inc.(a)(b)	2,668	606,730
Havells India Ltd.	23,491	294,839
Legrand SA	1,339	119,782
LS Electric Co. Ltd.	1,410	82,080
LSI Industries, Inc.	4,591	39,299
Mitsubishi Electric Corp.	8,500	128,466
NARI Technology Co. Ltd., Class A	23,300	95,374
Nidec Corp.	1,400	177,111
Plug Power, Inc.(a)	24,573	833,270
Powell Industries, Inc.	3,327	98,113
Prysmian SpA	1,250	44,491
Rockwell Automation, Inc.	1,882	472,024
Schneider Electric SE	1,724	249,165
Sensata Technologies Holding PLC(a)	1,662	87,654
Siemens Energy AG(a)	1,983	72,676
Siemens Gamesa Renewable Energy SA	559	22,699
Sungrow Power Supply Co. Ltd., Class A	11,200	124,721
Sunrun, Inc.(a)	10,480	727,102
TPI Composites, Inc.(a)(b)	2,261	119,336
Vestas Wind Systems A/S	785	185,440
Vicor Corp.(a)	1,242	114,537
Voltronic Power Technology Corp.	1,000	39,958
WEG SA	41,780	610,190
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	15,800	31,838
Zhuzhou CRRC Times Electric Co. Ltd., Class H	11,800	51,562

		6,619,204

Electronic Equipment, Instruments & Components — 1.6%
AAC Technologies Holdings, Inc.	9,500	52,657
Accelink Technologies Co. Ltd., Class A	32,700	146,217
Amphenol Corp., Class A	1,110	145,155
Apex International Co. Ltd.	26,000	63,596
Arrow Electronics, Inc.(a)	168	16,346
AU Optronics Corp.(a)	1,031,000	515,855
Benchmark Electronics, Inc.	2,361	63,771
BOE Technology Group Co. Ltd., Class A	337,600	312,094
Chaozhou Three-Circle Group Co. Ltd., Class A	36,600	209,992
Cognex Corp.	500	40,142
Corning, Inc.	4,263	153,468
Delta Electronics, Inc.	42,000	393,873
ePlus, Inc.(a)	5,720	503,074
FARO Technologies, Inc.(a)	3,948	278,847
Fitbit, Inc., Class A(a)	36,152	245,834
FLEXium Interconnect, Inc.	37,000	159,965
GoerTek, Inc., Class A	31,600	181,620
Halma PLC	722	24,180
Hamamatsu Photonics KK	800	45,771

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) December 31, 2020	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Hirose Electric Co. Ltd.	500	$75,886
Hitachi Ltd.	2,200	86,832
Hon Hai Precision Industry Co. Ltd.	83,000	272,152
II-VI, Inc.(a)(b)	2,735	207,751
Inari Amertron Bhd	62,000	42,693
Insight Enterprises, Inc.(a)(b)	6,413	487,965
IPG Photonics Corp.(a)	264	59,081
Iteris, Inc.(a)	21,153	119,514
Itron, Inc.(a)(b)	1,143	109,614
Keyence Corp.	400	225,007
Keysight Technologies, Inc.(a)	606	80,047
Kingboard Holdings Ltd.	15,000	63,288
Knowles Corp.(a)	18,663	343,959
Kyocera Corp.	1,200	73,654
Largan Precision Co. Ltd.	2,000	227,924
LG Display Co. Ltd.(a)	5,256	89,841
LG Display Co. Ltd., ADR(a)	19,192	161,980
LG Innotek Co. Ltd.	621	104,602
Lotes Co. Ltd.	7,000	118,614
Merry Electronics Co. Ltd.	23,000	120,183
Methode Electronics, Inc.	6,990	267,577
Murata Manufacturing Co. Ltd.	2,700	244,430
National Instruments Corp.	1,725	75,796
nLight, Inc.(a)	1,391	45,416
Novanta, Inc.(a)	2,023	239,159
Omron Corp.	1,200	107,125
OSI Systems, Inc.(a)	8,288	772,607
PAR Technology Corp.(a)	2,749	172,610
Partron Co. Ltd.	5,581	57,687
PC Connection, Inc.	6,407	302,987
Rogers Corp.(a)	1,057	164,142
Samsung Electro-Mechanics Co. Ltd.	1,509	247,813
Samsung SDI Co. Ltd.(a)	1,189	689,082
ScanSource, Inc.(a)	10,899	287,516
Sunny Optical Technology Group Co. Ltd.	14,700	321,173
TDK Corp.	800	120,707
TE Connectivity Ltd.	1,133	137,172
TPK Holding Co. Ltd.(a)	48,000	79,355
Trimble, Inc.(a)(b)	3,852	257,198
Vishay Precision Group, Inc.(a)	531	16,716
Vontier Corp.(a)	1,851	61,823
VS Industry Bhd	100,100	64,744
Wuxi Lead Intelligent Equipment Co. Ltd., Class A	23,700	306,385
Zebra Technologies Corp., Class A(a)	479	184,094

		11,846,358

Energy Equipment & Services — 0.4%
Archrock, Inc.	20,867	180,708
Aspen Aerogels, Inc.(a)	1,637	27,322
Baker Hughes, Inc. Class A	4,880	101,748
Cactus, Inc., Class A	5,282	137,702
ChampionX Corp.(a)	14,939	228,567
Darling Ingredients, Inc.(a)	5,210	300,513
Frank’s International NV(a)	25,375	69,528
Halliburton Co.	7,328	138,499
Helix Energy Solutions Group, Inc.(a)	25,824	108,461
Liberty Oilfield Services, Inc., Class A	7,445	76,758
Natural Gas Services Group, Inc.(a)(b)	3,703	35,104
Newpark Resources, Inc.(a)	12,833	24,639
NexTier Oilfield Solutions, Inc.(a)(b)	6,328	21,768
Oceaneering International, Inc.(a)	20,527	163,190
Oil States International, Inc.(a)	15,300	76,806

Security	Shares	Value

Energy Equipment & Services (continued)
ProPetro Holding Corp.(a)	8,896	$65,741
Schlumberger NV	52,333	1,142,429
Smart Sand, Inc.(a)	600	1,032
Solaris Oilfield Infrastructure, Inc., Class A	9,295	75,661
TechnipFMC PLC(b)	28,645	269,263
Tenaris SA	3,174	25,721
Transocean Ltd.(a)(b)	8,147	18,820
U.S. Silica Holdings, Inc.	6,856	48,129

		3,338,109

Entertainment — 1.3%
Activision Blizzard, Inc.	7,144	663,320
Big Hit Entertainment Co. Ltd.(a)	933	137,421
Bilibili, Inc., ADR(a)(b)	1,082	92,749
Cinemark Holdings, Inc.	1,671	29,092
Electronic Arts, Inc.	1,059	152,072
Gaia, Inc.(a)	2,224	21,973
Glu Mobile, Inc.(a)	13,619	122,707
iQIYI, Inc., ADR(a)(b)	2,880	50,342
Madison Square Garden Sports Corp.(a)	115	21,172
NCSoft Corp.	625	536,595
NetEase, Inc., ADR	11,392	1,091,012
Netflix, Inc.(a)	3,312	1,790,898
Netmarble Corp.(a)(c)	526	63,768
Nexon Co. Ltd.	700	21,599
Nintendo Co. Ltd.	200	128,388
Perfect World Co. Ltd., Class A	70,061	318,088
Roku, Inc.(a)	602	199,876
Studio Dragon Corp.(a)	150	12,803
Take-Two Interactive Software, Inc.(a)	367	76,259
Ubisoft Entertainment SA(a)	150	14,455
Vivendi SA	1,738	56,058
Walt Disney Co.(a)	18,402	3,334,074
Warner Music Group Corp., Class A	4,494	170,727
World Wrestling Entertainment, Inc., Class A(b)	2,569	123,441
Zynga, Inc., Class A(a)(b)	40,733	402,035

		9,630,924

Equity Real Estate Investment Trusts (REITs) — 2.2%
Acadia Realty Trust	34,577	490,648
Agree Realty Corp.	3,531	235,094
Alexander & Baldwin, Inc.(a)	4,602	79,062
Alexandria Real Estate Equities, Inc.	2,119	377,648
American Finance Trust, Inc.	8,868	65,889
American Tower Corp.	3,652	819,728
Armada Hoffler Properties, Inc.	5,766	64,695
AvalonBay Communities, Inc.	386	61,926
Boston Properties, Inc.	7,346	694,417
British Land Co. PLC	770	5,157
Brixmor Property Group, Inc.	24,230	401,007
Camden Property Trust	173	17,286
CareTrust REIT, Inc.	6,707	148,761
Cedar Realty Trust, Inc.	5,110	51,764
City Office REIT, Inc.	20,617	201,428
Clipper Realty, Inc.	10,412	73,405
Colony Capital, Inc.(b)	49,831	239,687
Columbia Property Trust, Inc.	6,642	95,246
Community Healthcare Trust, Inc.	2,553	120,272
CorEnergy Infrastructure Trust, Inc.	2,631	18,022
CorePoint Lodging, Inc.	16,164	111,208
Covivio	169	15,508
Crown Castle International Corp.	1,113	177,178
Daiwa House REIT Investment Corp.	4	9,895

10	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
DiamondRock Hospitality Co.	18,469	$152,369
Digital Realty Trust, Inc.	631	88,031
Duke Realty Corp.	670	26,780
Equinix, Inc.	744	531,350
Equity LifeStyle Properties, Inc.	388	24,584
Equity Residential	1,209	71,670
Essential Properties Realty Trust, Inc.	9,746	206,615
Essex Property Trust, Inc.	148	35,138
Extra Space Storage, Inc.	208	24,099
Federal Realty Investment Trust	1,645	140,022
Fibra Uno Administracion SA de CV	57,464	64,974
First Industrial Realty Trust, Inc.	15,533	654,405
Four Corners Property Trust, Inc.	16,440	489,419
Gecina SA	116	18,038
Geo Group, Inc.(b)	4,797	42,501
Global Net Lease, Inc.	7,772	133,212
GLP J-Reit	4	6,312
Goodman Group	2,064	30,170
Healthpeak Properties, Inc.	1,240	37,485
Host Hotels & Resorts, Inc.	1,073	15,698
Invitation Homes, Inc.	957	28,423
Iron Mountain, Inc.(b)	423	12,470
iStar, Inc.(b)	5,676	84,289
Japan Real Estate Investment Corp.	3	17,335
Japan Retail Fund Investment Corp.	6	10,920
Kilroy Realty Corp.	9,512	545,989
Kimco Realty Corp.	23,978	359,910
Klepierre SA	715	16,126
Land Securities Group PLC	2,404	22,203
Link REIT	6,800	61,756
Macerich Co.(b)	36,252	386,809
Mack-Cali Realty Corp.	4,025	50,152
Medical Properties Trust, Inc.	798	17,388
Mid-America Apartment Communities, Inc.	243	30,786
Monmouth Real Estate Investment Corp.	4,039	69,955
National Health Investors, Inc.	1,304	90,198
National Storage Affiliates Trust	6,927	249,580
NexPoint Residential Trust, Inc.	2,632	111,360
Nippon Building Fund, Inc.	4	23,199
Nippon Prologis REIT, Inc.	4	12,496
Nomura Real Estate Master Fund, Inc.	6	8,586
Omega Healthcare Investors, Inc.	356	12,930
Orix JREIT, Inc.	8	13,235
Park Hotels & Resorts, Inc.	5,338	91,547
Pebblebrook Hotel Trust	10,473	196,892
Pennsylvania Real Estate Investment Trust(b)	18,057	18,057
Physicians Realty Trust	11,580	206,124
Plymouth Industrial REIT, Inc.	5,195	77,925
Prologis, Inc.	16,050	1,599,543
Public Storage	412	95,143
QTS Realty Trust, Inc., Class A	8,277	512,181
Realty Income Corp.	894	55,580
Regency Centers Corp.	8,358	381,041
Retail Opportunity Investments Corp.	4,973	66,588
Retail Properties of America, Inc., Class A	33,667	288,190
Retail Value, Inc.	9,703	144,284
RPT Realty	15,914	137,656
Ryman Hospitality Properties, Inc.	4,425	299,838
SBA Communications Corp.	253	71,379
Scentre Group	12,878	27,662
Segro PLC	1,779	23,084
Seritage Growth Properties, Class A(a)(b)	3,703	54,360

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Simon Property Group, Inc.	8,626	$735,625
SITE Centers Corp.	18,262	184,811
STAG Industrial, Inc.	5,044	157,978
Stockland	2,861	9,237
Sun Communities, Inc.	180	27,351
Terreno Realty Corp.	7,263	424,958
UDR, Inc.	792	30,437
Unibail-Rodamco-Westfield	574	44,706
United Urban Investment Corp.	7	8,666
Uniti Group, Inc.	4,028	47,248
Ventas, Inc.	672	32,955
VEREIT Inc.	368	13,907
VICI Properties, Inc.	475	12,113
Vicinity Centres	5,630	6,961
Vornado Realty Trust	502	18,745
Welltower, Inc.	3,355	216,800
Weyerhaeuser Co.	1,511	50,664
WP Carey, Inc.	436	30,773

		16,004,907

Food & Staples Retailing — 0.9%
Aeon Co. Ltd.	1,100	36,087
BJ’s Wholesale Club Holdings, Inc.(a)	7,217	269,050
Carrefour SA	506	8,665
Chefs’ Warehouse, Inc.(a)(b)	10,361	266,174
Clicks Group Ltd.	25,453	437,646
Coles Group Ltd.	509	7,111
Costco Wholesale Corp.	6,564	2,473,184
Ingles Markets, Inc., Class A	1,157	49,358
Kesko OYJ, -B Shares	463	11,884
Koninklijke Ahold Delhaize NV	5,932	167,350
Kroger Co.	4,756	151,051
Lawson, Inc.	200	9,307
Performance Food Group Co.(a)	9,880	470,387
President Chain Store Corp.	31,000	294,192
PriceSmart, Inc.	3,017	274,818
Shoprite Holdings Ltd.	8,541	81,370
Sysco Corp.	2,271	168,644
United Natural Foods, Inc.(a)	5,390	86,078
Walgreens Boots Alliance, Inc.	4,303	171,604
Wal-Mart de Mexico SAB de CV	78,798	221,669
Walmart, Inc.	3,557	512,742
Weis Markets, Inc.(b)	3,226	154,235
Welcia Holdings Co. Ltd.	300	11,317
Woolworths Group Ltd.	1,610	48,800

		6,382,723

Food Products — 1.5%
Ajinomoto Co., Inc.	1,400	31,724
Angel Yeast Co. Ltd., Class A	6,400	50,293
Archer-Daniels-Midland Co.	3,336	168,168
Associated British Foods PLC(a)	549	16,950
AVI Ltd.	12,105	60,411
Barry Callebaut AG, Registered Shares	11	26,214
BRF SA(a)	21,582	91,839
Bunge Ltd.	985	64,596
Calavo Growers, Inc.(b)	1,298	90,120
Campbell Soup Co.(b)	1,121	54,200
Chacha Food Co. Ltd., Class A	15,765	130,738
China Feihe Ltd.(c)	31,000	72,739
Chocoladefabriken Lindt & Spruengli AG	4	38,989
Chocoladefabriken Lindt & Spruengli AG, Registered Shares	1	100,441
Conagra Brands, Inc.	2,361	85,610

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) December 31, 2020	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products (continued)
Danone SA	1,430	$94,103
Freshpet, Inc.(a)	4,468	634,411
General Mills, Inc.(b)	14,324	842,251
Henan Shuanghui Investment & Development Co. Ltd., Class A	18,900	136,603
Hershey Co.	7,463	1,136,839
Hormel Foods Corp.	1,847	86,089
Hostess Brands, Inc.(a)(b)	22,741	332,928
J&J Snack Foods Corp.	2,153	334,512
J.M. Smucker Co.	792	91,555
JDE Peet’s BV(a)	273	12,383
John B Sanfilippo & Son, Inc.	315	24,841
Kellogg Co.	3,296	205,110
Kerry Group PLC, Class A	428	62,164
Kikkoman Corp.	900	62,637
Kraft Heinz Co.	3,597	124,672
Lamb Weston Holdings, Inc.	711	55,984
Lancaster Colony Corp.	1,208	221,946
Landec Corp.(a)	2,069	22,449
M Dias Branco SA	40,426	265,605
McCormick & Co., Inc.(b)	9,688	926,173
Mondelez International, Inc., Class A	7,049	412,155
Nestle India Ltd.	3,122	786,825
Nestle SA, Registered Shares	7,914	935,524
Nissin Foods Holdings Co. Ltd.	200	17,143
NongShim Co. Ltd.	309	85,420
Simply Good Foods Co.(a)	10,201	319,903
Tingyi Cayman Islands Holding Corp.	130,000	222,366
Toly Bread Co. Ltd., Class A	10,000	90,877
Tongwei Co. Ltd., Class A	5,600	33,121
Tootsie Roll Industries, Inc.	3,865	114,791
Toyo Suisan Kaisha Ltd.	100	4,867
Tyson Foods, Inc., Class A	1,441	92,858
Uni-President Enterprises Corp.	420,000	1,010,173
Vital Farms, Inc.(a)	941	23,817
Want Want China Holdings Ltd.	482,000	348,478
Wilmar International Ltd.	1,600	5,633
Yakult Honsha Co. Ltd.	1,100	55,475

		11,315,713

Gas Utilities — 0.4%
APA Group	1,813	13,490
Atmos Energy Corp.	280	26,720
Beijing Enterprises Holdings Ltd.	102,000	333,106
Brookfield Infrastructure Corp., Class A	2,722	196,801
China Gas Holdings Ltd.	16,400	64,988
China Resources Gas Group Ltd.	20,000	106,309
ENN Energy Holdings Ltd.	17,000	249,555
Hong Kong & China Gas Co. Ltd.	69,600	104,129
Kunlun Energy Co. Ltd.	66,000	57,201
Naturgy Energy Group SA	2,722	63,298
New Jersey Resources Corp.	25,519	907,200
Northwest Natural Holding Co.	2,143	98,557
Osaka Gas Co. Ltd.	1,300	26,647
Snam SpA	11,271	63,654
South Jersey Industries, Inc.	12,504	269,461
Southwest Gas Holdings, Inc.	8,920	541,890
Tokyo Gas Co. Ltd.	1,100	25,460
UGI Corp.	192	6,712

		3,155,178

Health Care Equipment & Supplies — 2.3%
Abbott Laboratories	5,879	643,692

Security	Shares	Value

Health Care Equipment & Supplies (continued)
ABIOMED, Inc.(a)	137	$44,415
Accuray, Inc.(a)	26,690	111,297
Alcon, Inc.(a)	1,236	82,066
Align Technology, Inc.(a)	600	320,628
Ambu AS, B Shares	293	12,587
Asahi Intecc Co. Ltd.	300	10,958
AtriCure, Inc.(a)	5,071	282,303
Atrion Corp.	232	149,000
Axogen, Inc.(a)	1,935	34,636
Axonics Modulation Technologies, Inc.(a)(b)	1,957	97,693
Baxter International, Inc.	1,697	136,167
Becton Dickinson and Co.	1,733	433,631
Boston Scientific Corp.(a)	7,683	276,204
Cantel Medical Corp.(b)	5,538	436,727
Cardiovascular Systems, Inc.(a)	6,849	299,712
Carl Zeiss Meditec AG	171	22,678
Cerus Corp.(a)	18,089	125,176
Coloplast A/S, Class B	376	57,501
CONMED Corp.	1,763	197,456
Cooper Cos., Inc.	188	68,304
CryoLife, Inc.(a)(b)	6,746	159,273
CryoPort, Inc.(a)	1,221	53,577
Cutera, Inc.(a)	1,111	26,786
Danaher Corp.	5,540	1,230,656
DENTSPLY SIRONA, Inc.	822	43,040
DexCom, Inc.(a)(b)	1,712	632,961
DiaSorin SpA	41	8,560
Edwards Lifesciences Corp.(a)	13,001	1,186,081
GenMark Diagnostics, Inc.(a)	2,175	31,755
Glaukos Corp.(a)	1,663	125,157
Globus Medical, Inc., Class A(a)	1,855	120,983
GN Store Nord A/S	96	7,652
Hartalega Holdings Bhd	70,200	212,478
Heska Corp.(a)(b)	2,038	296,835
Hill-Rom Holdings, Inc.	1,639	160,573
Hologic, Inc.(a)	2,332	169,840
Hoya Corp.	900	124,645
IDEXX Laboratories, Inc.(a)	1,718	858,777
Inogen, Inc.(a)	3,170	141,636
Insulet Corp.(a)	206	52,660
Integer Holdings Corp.(a)(b)	1,989	161,487
Intersect ENT, Inc.(a)	4,921	112,691
Intuitive Surgical, Inc.(a)	419	342,784
iRhythm Technologies, Inc.(a)(b)	1,646	390,448
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A	32,550	141,252
Koninklijke Philips NV(a)	2,022	108,920
Kossan Rubber Industries	70,100	78,811
LeMaitre Vascular, Inc.	2,879	116,599
LivaNova PLC(a)	5,447	360,646
Masimo Corp.(a)	158	42,404
Medtronic PLC	8,515	997,447
Meridian Bioscience, Inc.(a)	3,656	68,331
Mesa Laboratories, Inc.	44	12,612
Natus Medical, Inc.(a)	4,764	95,471
Neogen Corp.(a)	4,489	355,978
Neuronetics, Inc.(a)	3,232	35,907
Nevro Corp.(a)	2,782	481,564
Novocure Ltd.(a)	270	46,721
NuVasive, Inc.(a)	3,458	194,789
Olympus Corp.	2,600	56,924
OraSure Technologies, Inc.(a)	6,052	64,060

12	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Quidel Corp.(a)	179	$32,157
ResMed, Inc.	435	92,464
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	13,969	913,876
Shockwave Medical, Inc.(a)	2,314	240,008
Siemens Healthineers AG(c)	1,696	87,278
Silk Road Medical, Inc.(a)	764	48,117
Smith & Nephew PLC	2,234	46,406
Sonova Holding AG, Registered Shares(a)	135	35,113
STAAR Surgical Co.(a)	1,071	84,845
STERIS PLC	167	31,653
Straumann Holding AG, Registered Shares	15	17,571
Stryker Corp.	3,518	862,051
Supermax Corp. Bhd(a)	63,991	96,137
Surgalign Holdings, Inc.(a)	13,604	29,793
Sysmex Corp.	300	36,098
Tactile Systems Technology, Inc.(a)(b)	3,543	159,222
Tandem Diabetes Care, Inc.(a)	190	18,179
Teleflex, Inc.	176	72,436
Terumo Corp.	1,600	66,954
Varex Imaging Corp.(a)	8,488	141,580
Varian Medical Systems, Inc.(a)	299	52,328
West Pharmaceutical Services, Inc.	341	96,609
Zimmer Biomet Holdings, Inc.	782	120,498
Zynex, Inc.(a)(b)	1,580	21,267

		17,155,242

Health Care Providers & Services — 1.5%
1Life Healthcare, Inc.(a)	5,561	242,738
AMN Healthcare Services, Inc.(a)	4,098	279,689
Anthem, Inc.	2,109	677,179
Apollo Hospitals Enterprise Ltd.	3,965	130,832
BioTelemetry, Inc.(a)	2,393	172,488
Cardinal Health, Inc.	7,898	423,017
Centene Corp.(a)	1,538	92,326
Chemed Corp.	44	23,435
Cigna Corp.	2,457	511,498
CorVel Corp.(a)	1,328	140,768
Covetrus, Inc.(a)	3,861	110,965
Cross Country Healthcare, Inc.(a)	2,764	24,517
CVS Health Corp.	3,508	239,596
Ensign Group, Inc.	1,475	107,557
Fresenius Medical Care AG & Co. KGaA	884	73,714
Fresenius SE & Co. KGaA	2,028	93,778
Fulgent Genetics, Inc.(a)(b)	594	30,947
HCA Healthcare, Inc.	404	66,442
HealthEquity, Inc.(a)(b)	5,376	374,761
Henry Schein, Inc.(a)(b)	7,330	490,084
Humana, Inc.	409	167,801
Joint Corp.(a)	2,428	63,759
Laboratory Corp. of America Holdings(a)	76	15,470
LHC Group, Inc.(a)	2,488	530,740
Magellan Health, Inc.(a)	1,583	131,136
McKesson Corp.	3,798	660,548
Molina Healthcare, Inc.(a)	131	27,861
National Research Corp.	2,339	99,992
Netcare Ltd.	322,901	274,669
Ontrak, Inc.(a)	670	41,399
Option Care Health, Inc.(a)	7,400	115,736
Owens & Minor, Inc.	2,505	67,760
Patterson Cos., Inc.(b)	8,890	263,411
Pennant Group, Inc.(a)	1,042	60,499

Security	Shares	Value

Health Care Providers & Services (continued)
PetIQ, Inc.(a)(b)	4,776	$183,637
Progyny, Inc.(a)	3,274	138,785
Quest Diagnostics, Inc.	477	56,844
R1 RCM, Inc.(a)	7,820	187,836
RadNet, Inc.(a)	3,622	70,883
Select Medical Holdings Corp.(a)	9,340	258,344
Tenet Healthcare Corp.(a)	5,365	214,225
U.S. Physical Therapy, Inc.	2,225	267,556
UnitedHealth Group, Inc.	7,960	2,791,413
Viemed Healthcare, Inc.(a)	7,624	59,162

		11,055,797

Health Care Technology — 0.6%
Accolade, Inc.(a)(b)	3,733	162,385
Alibaba Health Information Technology Ltd.(a)	54,000	159,841
Castlight Health, Inc., Class B(a)	73,260	95,238
Cerner Corp.	2,941	230,810
Evolent Health, Inc., Class A(a)(b)	5,056	81,048
Health Catalyst, Inc.(a)	4,467	194,449
HealthStream, Inc.(a)	2,465	53,836
HMS Holdings Corp.(a)	6,304	231,672
Inovalon Holdings, Inc., Class A(a)	16,396	297,915
Inspire Medical Systems, Inc.(a)(b)	1,982	372,794
M3, Inc.	1,000	94,467
NextGen Healthcare, Inc.(a)	5,563	101,469
Omnicell, Inc.(a)(b)	3,975	477,079
Phreesia, Inc.(a)(b)	7,818	424,205
Ping An Healthcare and Technology Co. Ltd.(a)(b)(c)	7,000	85,017
Schrodinger, Inc./United States(a)(b)	1,019	80,684
Simulations Plus, Inc.(b)	1,078	77,530
Tabula Rasa HealthCare, Inc.(a)	1,819	77,926
Teladoc Health, Inc.(a)(b)	2,339	467,706
Veeva Systems, Inc., Class A(a)	462	125,779
Vocera Communications, Inc.(a)	5,422	225,176

		4,117,026

Hotels, Restaurants & Leisure — 2.0%
Accel Entertainment, Inc.(a)	11,309	114,221
Aramark	2,300	88,504
Aristocrat Leisure Ltd.	868	20,841
Biglari Holdings, Inc., Class B(a)	397	44,146
Bluegreen Vacations Holding Corp.	264	3,572
Brinker International, Inc.	2,210	125,020
Caesars Entertainment, Inc.(a)	13,264	985,117
Carnival Corp.	4,748	102,842
Century Casinos, Inc.(a)	4,729	30,218
Cheesecake Factory, Inc.	13,831	512,577
Chipotle Mexican Grill, Inc.(a)	532	737,730
Churchill Downs, Inc.(b)	2,270	442,173
Compass Group PLC	4,395	81,973
Cracker Barrel Old Country Store, Inc.	4,499	593,508
Darden Restaurants, Inc.(b)	2,157	256,942
Denny’s Corp.(a)	2,310	33,911
Dine Brands Global, Inc.	2,054	119,132
Domino’s Pizza, Inc.	477	182,910
DraftKings, Inc., Class A(a)	1,241	57,781
Everi Holdings, Inc.(a)	2,454	33,890
Fiesta Restaurant Group, Inc.(a)	1,737	19,802
Flutter Entertainment PLC(a)	279	56,730
Galaxy Entertainment Group Ltd.	2,000	15,569
GAN Ltd.(a)	645	13,081
Gourmet Master Co. Ltd.	19,000	95,581
Haidilao International Holding Ltd.(c)	16,000	123,386

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) December 31, 2020	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Hilton Worldwide Holdings, Inc.	1,398	$155,541
Huazhu Group Ltd., ADR	2,408	108,432
International Game Technology PLC	37,555	636,182
Jack in the Box, Inc.	3,305	306,704
Las Vegas Sands Corp.	2,358	140,537
Marriott International, Inc., Class A	1,443	190,361
McDonald’s Corp.	6,981	1,497,983
Melco Resorts & Entertainment Ltd., ADR	1,392	25,822
MGM Resorts International	5,345	168,421
Noodles & Co.(a)	3,028	23,921
Oriental Land Co. Ltd.	300	49,569
Penn National Gaming, Inc.(a)	10,755	928,909
Planet Fitness, Inc., Class A(a)	3,421	265,572
Royal Caribbean Cruises Ltd.	1,215	90,748
Sands China Ltd.	1,600	6,988
Scientific Games Corp., Class A(a)	4,217	174,963
SeaWorld Entertainment, Inc.(a)	13,330	421,095
Shake Shack, Inc., Class A(a)	4,642	393,549
Six Flags Entertainment Corp.(b)	4,497	153,348
Sodexo SA	245	20,721
Starbucks Corp.	10,837	1,159,342
Target Hospitality Corp.(a)	13,591	21,474
Texas Roadhouse, Inc.(b)	11,421	892,665
Vail Resorts, Inc.	228	63,603
Wendy’s Co.	9,851	215,934
Wingstop, Inc.	2,238	296,647
Wyndham Destinations, Inc.	9,129	409,527
Wyndham Hotels & Resorts, Inc.	579	34,416
Wynn Resorts Ltd.	1,948	219,793
Yum China Holdings, Inc.	10,914	623,080
Yum! Brands, Inc.	2,193	238,072

		14,825,076

Household Durables — 0.7%
Arcelik(a)	44,729	183,241
Casio Computer Co. Ltd.	700	12,810
Cavco Industries, Inc.(a)	240	42,108
Century Communities, Inc.(a)(b)	2,079	91,019
Coway Co. Ltd.(a)	1,500	100,522
Ethan Allen Interiors, Inc.	6,773	136,882
Garmin Ltd.	1,573	188,225
GoPro, Inc., Class A(a)	8,645	71,581
Green Brick Partners, Inc.(a)	7,314	167,929
Hangzhou Robam Appliances Co. Ltd., Class A	43,800	274,889
Helen of Troy Ltd.(a)	1,352	300,401
Hooker Furniture Corp.	2,921	94,202
iRobot Corp.(a)(b)	7,588	609,241
KB Home	9,112	305,434
La-Z-Boy, Inc.	863	34,382
LGI Homes, Inc.(a)	2,409	254,993
Lovesac Co.(a)	605	26,069
M/I Homes, Inc.(a)	1,674	74,141
MDC Holdings, Inc.	17,657	858,130
Meritage Homes Corp.(a)	1,437	119,012
Mohawk Industries, Inc.(a)	780	109,941
Newell Brands, Inc.	1,921	40,783
Panasonic Corp.	5,500	64,115
Purple Innovation, Inc.(a)	1,891	62,290
Sharp Corp.	1,600	24,311
Sonos, Inc.(a)(b)	5,963	139,475

Security	Shares	Value

Household Durables (continued)
Sony Corp.	3,100	$312,381
Taylor Morrison Home Corp.(a)	8,507	218,205
Whirlpool Corp.	782	141,143

		5,057,855

Household Products — 0.9%
Central Garden & Pet Co.(a)	790	30,502
Central Garden & Pet Co., Class A(a)	5,966	216,745
Church & Dwight Co., Inc.	1,808	157,712
Clorox Co.	7,730	1,560,842
Colgate-Palmolive Co.	22,292	1,906,189
Henkel AG & Co. KGaA	99	9,540
Kimberly-Clark Corp.	2,066	278,559
Lion Corp.	500	12,112
Pigeon Corp.	400	16,509
Procter & Gamble Co.	13,700	1,906,218
Reckitt Benckiser Group PLC	1,782	159,051
Unicharm Corp.	900	42,683
Vinda International Holdings Ltd.	24,000	65,630
WD-40 Co.	182	48,354

		6,410,646

Independent Power and Renewable Electricity Producers — 0.2%
Atlantic Power Corp.(a)	13,622	28,606
Brookfield Renewable Corp., Class A(b)	10,140	590,858
China Longyuan Power Group Corp. Ltd., Class H	69,000	69,380
Energy Absolute PCL, NVDR	32,300	52,845
Gulf Energy Development PCL, NVDR	50,700	57,872
Huaneng Power International, Inc., Class A	393,573	271,273
Ormat Technologies, Inc.(b)	556	50,196
Sunnova Energy International, Inc.(a)	4,199	189,501
Uniper SE	1,042	36,105
Vistra Corp.	1,974	38,809

		1,385,445

Industrial Conglomerates — 0.7%
3M Co.	7,287	1,273,695
CITIC Ltd.	179,000	126,737
CJ Corp.	1,473	125,048
CK Hutchison Holdings Ltd.	16,000	111,709
General Electric Co.	8,361	90,299
Honeywell International, Inc.	6,193	1,317,251
LG Corp.	7,252	585,184
Roper Technologies, Inc.	1,281	552,226
Siemens AG, Registered Shares	2,324	334,764
Sime Darby Bhd	322,800	185,797
SK Holdings Co. Ltd.	1,000	221,859
Smiths Group PLC	1,400	28,797
Toshiba Corp.	1,500	42,013

		4,995,379

Insurance — 2.0%
Admiral Group PLC	323	12,772
Aegon NV	3,857	15,385
Aflac, Inc.	11,800	524,746
Ageas SA	491	26,076
AIA Group Ltd.	32,200	392,393
Alleghany Corp.	72	43,466
Allianz SE, Registered Shares	1,275	313,233
Allstate Corp.	2,007	220,630
American Equity Investment Life Holding Co.	2,087	57,726
American Financial Group, Inc.	212	18,575

14	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
American International Group, Inc.	2,385	$90,296
Aon PLC, Class A	995	210,214
Arch Capital Group Ltd.(a)	2,097	75,639
Arthur J Gallagher & Co.	808	99,958
Assicurazioni Generali SpA	3,786	66,287
Assurant, Inc.	123	16,755
Athene Holding Ltd., Class A(a)	6,147	265,182
Aviva PLC	8,988	39,979
AXA SA	5,928	142,167
Baloise Holding AG, Registered Shares	119	21,143
Brighthouse Financial, Inc.(a)	997	36,096
Brown & Brown, Inc.	970	45,988
BRP Group, Inc., Class A(a)	567	16,993
China Life Insurance Co. Ltd., Class H	257,000	565,780
Cincinnati Financial Corp.	733	64,042
Citizens, Inc.(a)	3,956	22,668
Crawford & Co., Class A	11,014	81,393
Dai-ichi Life Holdings, Inc.	2,400	36,157
eHealth, Inc.(a)(b)	1,640	115,800
Enstar Group Ltd.(a)	360	73,760
Erie Indemnity Co., Class A	121	29,718
Everest Re Group Ltd.	210	49,159
FedNat Holding Co.	4,457	26,385
Fidelity National Financial, Inc.	891	34,829
First American Financial Corp.	7,010	361,926
Genworth Financial, Inc., Class A(a)	22,914	86,615
Globe Life, Inc.	292	27,728
Goosehead Insurance, Inc., Class A	372	46,411
Greenlight Capital Re Ltd., Class A(a)	2,547	18,619
Hannover Rueck SE	206	32,827
Hanover Insurance Group, Inc.	1,520	177,718
Hanwha Life Insurance Co. Ltd.	39,350	88,612
Hartford Financial Services Group, Inc.	1,485	72,735
HCI Group, Inc.	2,815	147,225
HDFC Life Insurance Co. Ltd.(a)(c)	26,415	245,210
Heritage Insurance Holdings, Inc.	6,765	68,529
Hyundai Marine & Fire Insurance Co. Ltd.	3,141	65,857
Insurance Australia Group Ltd.	3,393	12,313
Investors Title Co.	84	12,852
Japan Post Holdings Co. Ltd.	6,800	52,966
Kinsale Capital Group, Inc.	1,486	297,393
Legal & General Group PLC	13,934	50,781
Lincoln National Corp.	822	41,355
Loews Corp.	2,190	98,594
Markel Corp.(a)	74	76,464
Marsh & McLennan Cos., Inc.	8,882	1,039,194
MetLife, Inc.	7,769	364,755
MS&AD Insurance Group Holdings, Inc.	1,300	39,553
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	413	122,713
National General Holdings Corp.	5,293	180,915
New China Life Insurance Co. Ltd., Class H	29,400	114,682
Old Mutual Ltd.	176,835	143,511
Palomar Holdings, Inc.(a)	550	48,862
PICC Property & Casualty Co. Ltd., Class H	289,000	218,633
Ping An Insurance Group Co. of China Ltd., Class H	166,000	2,020,156
Porto Seguro SA	16,375	154,814
Poste Italiane SpA(c)	377	3,856
Powszechny Zaklad Ubezpieczen SA(a)	33,721	292,961
Principal Financial Group, Inc.	997	49,461
ProAssurance Corp.	3,334	59,312
Progressive Corp.	6,488	641,533

Security	Shares	Value

Insurance (continued)
Protective Insurance Corp., Class B	4,721	$64,725
Prudential Financial, Inc.	1,688	131,782
Prudential PLC	6,338	116,543
QBE Insurance Group Ltd.	1,997	13,017
Rand Merchant Investment Holdings Ltd.	24,524	53,487
Reinsurance Group of America, Inc.	373	43,231
RenaissanceRe Holdings Ltd.	265	43,942
RLI Corp.(b)	3,065	319,220
Sampo OYJ, A Shares	1,682	71,911
Samsung Fire & Marine Insurance Co. Ltd.	1,681	290,389
Sanlam Ltd.	46,175	184,301
SBI Life Insurance Co. Ltd.(a)(c)	15,500	191,928
SCOR SE(a)	223	7,233
Sompo Holdings, Inc.	700	28,380
Swiss Life Holding AG, Registered Shares	83	38,717
Swiss Re AG	878	82,719
T&D Holdings, Inc.	600	7,097
Tokio Marine Holdings, Inc.	1,700	87,587
Travelers Cos., Inc.	4,258	597,695
Trean Insurance Group, Inc.(a)	3,187	41,750
Trupanion, Inc.(a)(b)	4,848	580,354
Tryg A/S	901	28,338
United Fire Group, Inc.	45	1,130
United Insurance Holdings Corp.	7,811	44,679
W.R. Berkley Corp.	742	49,284
Willis Towers Watson PLC	1,210	254,923
Zurich Insurance Group AG	499	210,289

		15,013,682

Interactive Media & Services — 3.9%
Alphabet, Inc., Class A(a)	2,971	5,207,093
Alphabet, Inc., Class C(a)	2,395	4,195,753
Auto Trader Group PLC(c)	2,215	18,030
Autohome, Inc., ADR	570	56,783
Baidu, Inc., ADR(a)(b)	5,598	1,210,511
Cargurus, Inc.(a)	1,890	59,970
Eventbrite, Inc., Class A(a)(b)	8,918	161,416
EverQuote, Inc., Class A(a)(b)	1,789	66,819
Facebook, Inc., Class A(a)	17,427	4,760,359
IAC/InterActiveCorp.(a)	163	30,864
JOYY, Inc., ADR	2,129	170,277
Kakao Corp.(a)	1,021	366,356
Match Group, Inc.(a)	2,149	324,907
NAVER Corp.	4,386	1,182,330
Pinterest, Inc., Class A(a)	1,430	94,237
Snap, Inc., Class A(a)	2,780	139,195
Tencent Holdings Ltd.	132,600	9,541,070
TrueCar, Inc.(a)	10,229	42,962
Twitter, Inc.(a)	9,195	497,909
Yelp, Inc.(a)	3,239	105,818
Z Holdings Corp.	3,200	19,364
Zillow Group, Inc., Class A(a)	158	21,479
Zillow Group, Inc., Class C(a)	261	33,878

		28,307,380

Internet & Direct Marketing Retail — 4.7%
1-800-Flowers.com, Inc., Class A(a)(b)	13,746	357,396
Alibaba Group Holding Ltd.(a)	2,600	75,620
Alibaba Group Holding Ltd., ADR(a)	41,065	9,557,057
Amazon.com, Inc.(a)	3,490	11,366,686
B2W Cia Digital(a)	17,176	250,127
Booking Holdings, Inc.(a)	153	340,772
Chewy, Inc., Class A(a)	222	19,956
Delivery Hero SE(a)(c)	369	57,708

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) December 31, 2020	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Internet & Direct Marketing Retail (continued)
eBay, Inc.	2,408	$121,002
Etsy, Inc.(a)	1,306	232,350
Expedia Group, Inc.	351	46,472
HelloFresh SE(a)	647	50,047
JD.com, Inc., ADR(a)	23,945	2,104,766
Just Eat Takeaway.com NV(a)(c)	200	22,551
Lands’ End, Inc.(a)	2,292	49,438
Magnite, Inc.(a)(b)	9,301	285,634
Meituan, Class B(a)	90,700	3,414,261
MercadoLibre, Inc.(a)	138	231,180
Naspers Ltd., N Shares	13,672	2,799,678
Ocado Group PLC(a)	511	15,979
Overstock.com, Inc.(a)(b)	5,163	247,669
Pinduoduo, Inc., ADR(a)	8,224	1,461,158
Prosus NV(a)	851	91,890
Rakuten, Inc.(a)	700	6,736
RealReal, Inc.(a)	4,393	85,839
Shutterstock, Inc.(b)	903	64,745
Stamps.com, Inc.(a)	1,817	356,477
Stitch Fix, Inc., Class A(a)(b)	4,648	272,931
Trip.com Group Ltd., ADR(a)	8,835	298,005
Vipshop Holdings Ltd., ADR(a)	6,221	174,872
Wayfair, Inc., Class A(a)	700	158,067

		34,617,069

IT Services — 3.4%
Accenture PLC, Class A	8,927	2,331,822
Adyen NV(a)(c)	26	60,412
Afterpay Ltd.(a)	265	24,090
Akamai Technologies, Inc.(a)	533	55,960
Amadeus IT Group SA	1,473	108,733
Atos SE(a)(b)	990	90,402
Automatic Data Processing, Inc.	6,071	1,069,710
Booz Allen Hamilton Holding Corp.	309	26,939
Brightcove, Inc.(a)	4,651	85,578
Broadridge Financial Solutions, Inc.	261	39,985
Capgemini SE	544	84,620
Cardtronics PLC, Class A(a)	3,552	125,386
Cognizant Technology Solutions Corp., Class A	1,476	120,958
Computershare Ltd.	11,839	133,226
Conduent, Inc.(a)	11,074	53,155
CSG Systems International, Inc.	2,866	129,171
Edenred	215	12,210
EPAM Systems, Inc.(a)	196	70,237
ExlService Holdings, Inc.(a)	1,646	140,124
Fidelity National Information Services, Inc.	3,159	446,872
Fiserv, Inc.(a)	12,403	1,412,206
FleetCor Technologies, Inc.(a)	344	93,854
Fujitsu Ltd.	200	28,907
Gartner, Inc.(a)	262	41,970
GDS Holdings Ltd., ADR(a)	2,163	202,543
Global Payments, Inc.	944	203,356
Globant SA(a)	846	184,098
GoDaddy, Inc., Class A(a)	509	42,222
GreenSky, Inc., Class A(a)	3,100	14,353
Grid Dynamics Holdings, Inc.(a)	2,464	31,046
Hackett Group, Inc.	3,852	55,430
HCL Technologies Ltd.	70,583	916,090
I3 Verticals, Inc., Class A(a)	710	23,572
Infosys Ltd.	76,604	1,313,206
International Business Machines Corp.	3,851	484,764
International Money Express, Inc.(a)	1,834	28,464

Security	Shares	Value

IT Services (continued)
Jack Henry & Associates, Inc.	160	$25,918
KBR, Inc.	18,087	559,431
Limelight Networks, Inc.(a)(b)	17,507	69,853
LiveRamp Holdings, Inc.(a)	3,994	292,321
ManTech International Corp., Class A	5,070	450,926
Mastercard, Inc., Class A(b)	8,153	2,910,132
MAXIMUS, Inc.	5,214	381,613
Mindtree Ltd.	2,876	65,493
MongoDB, Inc.(a)	179	64,268
NEC Corp.	200	10,742
NIC, Inc.	717	18,520
NTT Data Corp.	1,800	24,639
Okta, Inc.(a)	521	132,469
Paychex, Inc.	479	44,633
PayPal Holdings, Inc.(a)	11,492	2,691,426
Snowflake, Inc., Class A(a)	100	28,140
Square, Inc., Class A(a)	1,194	259,862
Tata Consultancy Services Ltd.	44,760	1,757,507
Twilio, Inc., Class A(a)	575	194,637
VeriSign, Inc.(a)	361	78,120
Verra Mobility Corp.(a)	10,515	141,111
Virtusa Corp.(a)	1,275	65,191
Visa, Inc., Class A	17,520	3,832,150
Western Union Co.	2,289	50,221
Wix.com Ltd.(a)	568	141,977
Worldline SA(a)(c)	453	44,008

		24,620,979

Leisure Products — 0.1%
Bandai Namco Holdings, Inc.	200	17,320
Callaway Golf Co.	6,574	157,842
Giant Manufacturing Co. Ltd.	10,000	97,987
Malibu Boats, Inc., Class A(a)	2,679	167,277
Shimano, Inc.	300	70,224
Yamaha Corp.	600	35,354
YETI Holdings, Inc.(a)	7,988	546,938

		1,092,942

Life Sciences Tools & Services — 1.0%
10X Genomics, Inc., Class A(a)	151	21,382
Adaptive Biotechnologies Corp.(a)(b)	1,014	59,958
Agilent Technologies, Inc.	8,190	970,433
Bio-Rad Laboratories, Inc., Class A(a)	20	11,659
Codexis, Inc.(a)	6,668	145,562
Fluidigm Corp.(a)	3,438	20,628
Hangzhou Tigermed Consulting Co. Ltd., Class H(a)(c)	2,800	64,935
Illumina, Inc.(a)	452	167,240
IQVIA Holdings, Inc.(a)	497	89,047
Lonza Group AG, Registered Shares	137	88,251
Luminex Corp.	13,083	302,479
Maccura Biotechnology Co. Ltd., Class A	10,900	78,104
Medpace Holdings, Inc.(a)	4,316	600,787
Mettler-Toledo International, Inc.(a)	44	50,146
NanoString Technologies, Inc.(a)(b)	7,004	468,428
NeoGenomics, Inc.(a)	10,172	547,660
Pacific Biosciences of California, Inc.(a)(b)	4,780	123,993
PerkinElmer, Inc.	158	22,673
Personalis, Inc.(a)	4,304	157,569
Pharmaron Beijing Co. Ltd., Class H(c)	11,100	187,665
PPD, Inc.(a)	250	8,555
QIAGEN NV(a)	1,358	70,987
Quanterix Corp.(a)	2,632	122,388
Repligen Corp.(a)	364	69,753

16	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Life Sciences Tools & Services (continued)
Thermo Fisher Scientific, Inc.	3,079	$1,434,137
Waters Corp.(a)	100	24,742
WuXi AppTec Co. Ltd., Class H(c)	31,840	624,612
Wuxi Biologics Cayman, Inc.(a)(c)	61,000	808,941

		7,342,714

Machinery — 2.2%
Airtac International Group	12,000	385,687
Alfa Laval AB(a)	1,639	45,263
Alstom SA(a)	1,086	61,857
Altra Industrial Motion Corp.	7,637	423,319
Amada Co. Ltd.	4,800	52,820
Atlas Copco AB, A Shares	3,396	169,471
Barnes Group, Inc.	1,395	70,712
Caterpillar, Inc.	1,857	338,011
Chart Industries, Inc.(a)	2,692	317,091
CIRCOR International, Inc.(a)	1,413	54,316
CNH Industrial NV(a)	6,524	82,009
Columbus McKinnon Corp.	2,802	107,709
Cummins, Inc.	1,731	393,110
Daifuku Co. Ltd.	700	86,622
Dawonsys Co. Ltd.	4,808	90,514
Deere & Co.	4,974	1,338,255
Doosan Bobcat, Inc.	10,658	291,821
Dover Corp.	1,119	141,274
ESCO Technologies, Inc.	8,300	856,726
Escorts Ltd.	5,015	86,685
Evoqua Water Technologies Corp.(a)	6,552	176,773
FANUC Corp.	700	172,794
Fortive Corp.	6,197	438,871
Franklin Electric Co., Inc.	7,522	520,598
GEA Group AG	633	22,641
Gencor Industries, Inc.(a)	6,972	85,756
Graham Corp.	377	5,723
Greenbrier Cos., Inc.	1,399	50,896
Harmonic Drive Systems, Inc.	100	8,949
Hillenbrand, Inc.	2,692	107,142
Hitachi Construction Machinery Co. Ltd.	1,600	45,494
Hiwin Technologies Corp.	10,000	137,285
Hyster-Yale Materials Handling, Inc.	2,733	162,750
Hyundai Elevator Co. Ltd.	3,320	121,494
IDEX Corp.	638	127,090
Illinois Tool Works, Inc.	1,693	345,169
Ingersoll Rand, Inc.(a)	2,189	99,731
John Bean Technologies Corp.	1,718	195,629
Kennametal, Inc.	11,337	410,853
KION Group AG	325	28,185
Knorr-Bremse AG	595	81,178
Komatsu Ltd.	5,800	160,070
Kone OYJ, Class B	1,263	102,909
Kubota Corp.	6,800	148,564
Kurita Water Industries Ltd.	400	15,290
Lydall, Inc.(a)	2,555	76,727
Makita Corp.	1,200	60,188
Manitowoc Co., Inc.(a)	8,680	115,531
Marcopolo SA, Preference Shares	144,579	80,082
Mayville Engineering Co., Inc.(a)	2,301	30,879
MINEBEA MITSUMI, Inc.	3,300	65,653
MISUMI Group, Inc.	1,400	45,958
Mitsubishi Heavy Industries Ltd.	4,300	131,692
Mueller Water Products, Inc., Class A	3,534	43,751
Nabtesco Corp.	300	13,168

Security	Shares	Value

Machinery (continued)
Navistar International Corp.(a)(b)	3,751	$164,894
NGK Insulators Ltd.	5,500	84,984
Nordson Corp.	541	108,714
NSK Ltd.	6,200	53,956
Oshkosh Corp.	3,555	305,979
Otis Worldwide Corp.	3,018	203,866
PACCAR, Inc.	1,194	103,018
Parker-Hannifin Corp.	648	176,522
Pentair PLC	846	44,914
Proto Labs, Inc.(a)	3,230	495,482
Rational AG	21	19,536
Sandvik AB(a)	2,073	51,128
Schindler Holding AG	340	91,949
Schindler Holding AG, Registered Shares	197	53,248
Shenzhen Inovance Technology Co. Ltd., Class A	21,459	308,199
Sinotruk Hong Kong Ltd.	15,000	38,423
SKF AB, B Shares	850	22,116
SMC Corp.	300	183,221
Snap-on, Inc.	2,036	348,441
SPX Corp.(a)	1,996	108,862
Stanley Black & Decker, Inc.	841	150,169
Sunonwealth Electric Machine Industry Co. Ltd.	97,000	186,384
Techtronic Industries Co. Ltd.	13,500	192,961
Tennant Co.	581	40,769
Terex Corp.	7,843	273,642
THK Co. Ltd.	1,000	32,341
Turk Traktor ve Ziraat Makineleri AS	2,965	72,906
Volvo AB, B Shares(a)	3,838	90,857
Wabash National Corp.	9,868	170,026
Wartsila OYJ Abp	6,525	65,305
Watts Water Technologies, Inc., Class A	1,610	195,937
Weichai Power Co. Ltd., Class A	7,800	18,958
Weichai Power Co. Ltd., Class H	98,000	197,050
Welbilt, Inc.(a)	15,541	205,141
Westinghouse Air Brake Technologies Corp.	1,088	79,642
Xylem, Inc.(b)	7,994	813,709
Yaskawa Electric Corp.	1,600	79,768
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	371,598	566,545
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	208,000	249,584

		16,477,881

Marine — 0.1%
AP Moeller - Maersk A/S, Class A	7	14,461
AP Moeller - Maersk A/S, Class B	16	35,604
Costamare, Inc.	10,761	89,101
Evergreen Marine Corp. Taiwan Ltd.(a)	229,000	332,500
Kuehne + Nagel International AG, Registered Shares	205	46,518

		518,184

Media — 0.6%
Cardlytics, Inc.(a)(b)	2,787	397,900
Charter Communications, Inc., Class A(a)	293	193,834
Cheil Worldwide, Inc.	1,481	28,138
Comcast Corp., Class A	23,736	1,243,766
Daily Journal Corp.(a)	49	19,796
Discovery, Inc., Class A(a)(b)	18,406	553,837
Discovery, Inc., Class C(a)	1,571	41,144
DISH Network Corp., Class A(a)	125	4,043
Emerald Holding, Inc.	7,770	42,113
Eros STX Global Corp.(a)(b)	5,775	10,511
EW Scripps Co., Class A	5,291	80,899

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) December 31, 2020	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Media (continued)
Focus Media Information Technology Co. Ltd., Class A	42,000	$63,822
Fox Corp., Class A	343	9,988
GDS Holdings Ltd., Class A(a)	4,300	50,114
iHeartMedia, Inc., Class A(a)	16,732	217,181
Informa PLC(a)	6,129	45,829
Liberty Media Corp. - Liberty SiriusXM, Class A(a)	20	864
Marchex, Inc., Class B(a)	2,295	4,498
McClatchy Co., Class A(a)(d)	3,156	79
MDC Partners, Inc., Class A(a)	16,546	41,530
Meredith Corp.	7,889	151,469
MSG Networks, Inc., Class A(a)	11,267	166,076
New York Times Co., Class A(b)	1,159	60,001
Omnicom Group, Inc.(b)	651	40,603
Pearson PLC	3,361	30,848
Publicis Groupe SA	366	18,191
Scholastic Corp.	1,671	41,775
Sirius XM Holdings, Inc.(b)	70,416	448,550
TechTarget, Inc.(a)(b)	1,928	113,964
TEGNA, Inc.	7,387	103,049
Townsquare Media, Inc., Class A	5,418	36,084
ViacomCBS, Inc., Class B	3,393	126,423
WPP PLC	3,186	34,523

		4,421,442

Metals & Mining — 1.6%
African Rainbow Minerals Ltd.	3,767	67,129
Anglo American Platinum Ltd.	3,893	383,078
AngloGold Ashanti Ltd.	9,551	220,136
ArcelorMittal SA(a)	1,923	43,979
Baoshan Iron & Steel Co. Ltd., Class A	281,060	257,375
BlueScope Steel Ltd.	671	9,062
Caledonia Mining Corp. PLC(b)	3,168	50,308
Carpenter Technology Corp.	2,634	76,702
Cia Siderurgica Nacional SA	16,350	100,688
Cleveland-Cliffs, Inc.(b)	33,393	486,202
Coeur Mining, Inc.(a)	5,871	60,765
Commercial Metals Co.	16,758	344,209
Evraz PLC	1,653	10,564
Fortescue Metals Group Ltd.	7,189	129,851
Ganfeng Lithium Co. Ltd., Class A	1,400	21,820
Gerdau SA, ADR	58,980	275,437
Glencore PLC(a)	31,717	100,727
Gold Fields Ltd.	39,321	365,020
Gold Fields Ltd., ADR	7,979	73,965
Hecla Mining Co.	16,854	109,214
Hitachi Metals Ltd.	1,900	28,887
Hochschild Mining PLC	52,450	149,480
Hyundai Steel Co.	1,921	70,209
Industrias Penoles SAB de CV	3	51
JFE Holdings, Inc.(a)	1,900	18,242
Kardemir Karabuk Demir Celik Sanayi ve Ticaret, Class D	71,890	55,671
Korea Zinc Co. Ltd.	505	187,011
Magnitogorsk Iron & Steel Works PJSC(a)	517,577	391,592
Materion Corp.	2,535	161,530
MMC Norilsk Nickel PJSC	1,408	451,260
Nippon Steel Corp.(a)	2,700	34,822
Novagold Resources, Inc.(a)	29,780	287,973
Novolipetsk Steel PJSC(a)	112,925	319,554
Nucor Corp.	8,209	436,637
Olympic Steel, Inc.	3,046	40,603
POSCO	5,050	1,261,891

Security	Shares	Value

Metals & Mining (continued)
Reliance Steel & Aluminum Co.	1,432	$171,482
Rio Tinto Ltd.	2,440	214,577
Rio Tinto PLC	4,352	327,589
Ryerson Holding Corp.(a)	10,684	145,730
Saudi Arabian Mining Co.(a)	13,468	145,524
Schnitzer Steel Industries, Inc., Class A	19,431	620,043
Severstal PJSC	23,054	411,637
Steel Dynamics, Inc.	7,887	290,794
TimkenSteel Corp.(a)	15,164	70,816
United States Steel Corp.	7,537	126,395
Vale SA	80,208	1,350,000
Worthington Industries, Inc.	10,026	514,735
Yeong Guan Energy Technology Group Co. Ltd.	18,000	52,883
Zhejiang Huayou Cobalt Co. Ltd., Class A(a)	17,500	213,656

		11,737,505

Mortgage Real Estate Investment Trusts (REITs) — 0.2%
AGNC Investment Corp.	2,631	41,044
Annaly Capital Management, Inc.	7,364	62,226
Arbor Realty Trust, Inc.(b)	23,187	328,792
Blackstone Mortgage Trust, Inc., Class A(b)	4,440	122,233
Ellington Financial, Inc.	2,677	39,727
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(b)	5,431	344,488
Ladder Capital Corp.	10,775	105,380
MFA Financial, Inc.	38,378	149,290
New York Mortgage Trust, Inc.	17,351	64,025
Ready Capital Corp.	3,612	44,969
Redwood Trust, Inc.	4,301	37,763
TPG RE Finance Trust, Inc.	8,504	90,312
Two Harbors Investment Corp.	22,786	145,147

		1,575,396

Multi-line Retail — 0.2%
Big Lots, Inc.(b)	3,953	169,702
Dollar General Corp.	678	142,584
Dollar Tree, Inc.(a)	658	71,090
Magazine Luiza SA	73,179	350,905
Nordstrom, Inc.	7,895	246,403
Target Corp.	2,297	405,490

		1,386,174

Multi-Utilities — 0.5%
Avista Corp.	6,091	244,493
Black Hills Corp.	5,167	317,512
CenterPoint Energy, Inc.	268	5,799
CMS Energy Corp.	20,833	1,271,021
Consolidated Edison, Inc.	11,600	838,332
E.ON SE	8,857	98,076
Engie SA(a)	6,189	94,877
National Grid PLC	12,035	142,223
NiSource, Inc.	1,095	25,119
NorthWestern Corp.	2,925	170,557
Public Service Enterprise Group, Inc.	1,301	75,848
Sempra Energy	666	84,855
Suez SA	1,103	21,861
Veolia Environnement SA	2,747	67,734

		3,458,307

Oil, Gas & Consumable Fuels — 2.4%
Antero Resources Corp.(a)(b)	21,342	116,314
Ardmore Shipping Corp.	13,146	42,987
BP PLC	54,799	189,097
Brigham Minerals, Inc., Class A	8,597	94,481

18	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Cabot Oil & Gas Corp.	3,025	$49,247
Cheniere Energy, Inc.(a)(b)	6,601	396,258
Chevron Corp.	10,433	881,067
China Petroleum & Chemical Corp., Class H	138,000	61,457
CNOOC Ltd.	388,000	355,960
CNOOC Ltd., ADR	991	90,825
CNX Resources Corp.(a)	12,382	133,726
Concho Resources, Inc.	1,448	84,491
ConocoPhillips	6,031	241,180
Continental Resources, Inc.	1,980	32,274
Cosan SA	6,545	95,590
CVR Energy, Inc.	12,287	183,076
Delek US Holdings, Inc.	20,533	329,965
DHT Holdings, Inc.	11,578	60,553
ENEOS Holdings, Inc.	8,100	29,093
Eni SpA	10,648	111,162
EOG Resources, Inc.	12,109	603,876
Evolution Petroleum Corp.	24,873	70,888
Exxon Mobil Corp.	24,892	1,026,048
Falcon Minerals Corp.	5,460	17,199
Galp Energia SGPS SA	1,515	16,054
Golar LNG Ltd.(a)	10,660	102,762
Green Plains, Inc.(a)	5,465	71,974
GS Holdings Corp.	5,853	202,510
Hess Corp.	1,901	100,354
Inpex Corp.	3,000	16,177
IRPC PCL, NVDR	1,284,800	159,589
Kinder Morgan, Inc.	24,926	340,738
Lukoil PJSC	20,968	1,459,895
Lukoil PJSC - ADR	16,029	1,090,180
Magnolia Oil & Gas Corp., Class A(a)	20,221	142,760
Marathon Petroleum Corp.	3,918	162,048
Matador Resources Co.(a)(b)	10,093	121,722
MOL Hungarian Oil & Gas PLC(a)	49,008	361,317
Murphy Oil Corp.	3,038	36,760
Neste OYJ	1,146	83,204
Nordic American Tankers Ltd.	11,656	34,385
Novatek PJSC, GDR, Registered Shares	3,371	548,959
Occidental Petroleum Corp.	6,552	113,415
Occidental Petroleum Corp.(a)	362	2,465
Oil Search Ltd.	3,792	10,868
OMV AG	776	30,996
ONEOK, Inc.(b)	3,960	151,985
Ovintiv, Inc.	10,526	151,153
Par Pacific Holdings, Inc.(a)	20,145	281,627
PBF Energy, Inc., Class A(b)	25,261	179,353
PDC Energy, Inc.(a)	8,415	172,760
PetroChina Co. Ltd., Class H	494,000	152,964
Phillips 66	17,802	1,245,072
Pioneer Natural Resources Co.	1,084	123,457
Range Resources Corp.	7,468	50,036
Reliance Industries Ltd.	72,470	1,971,830
Renewable Energy Group, Inc.(a)(b)	831	58,851
Repsol SA	5,564	56,052
REX American Resources Corp.(a)	213	15,649
Santos Ltd.	2,665	12,906
Saudi Arabian Oil Co.(c)	10,206	95,246
Scorpio Tankers, Inc.(b)	7,091	79,348
SFL Corp. Ltd.	15,633	98,175
Southwestern Energy Co.(a)	6,373	18,992
Talos Energy, Inc.(a)	5,137	42,329
Tatneft PJSC	92,704	645,979

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Teekay Tankers Ltd., Class A(a)	881	$9,700
Total SA	6,494	280,295
Ultrapar Participacoes SA	65,164	298,310
Valero Energy Corp.	8,860	501,210
Williams Cos., Inc.	8,505	170,525
Woodside Petroleum Ltd.	2,017	35,390
World Fuel Services Corp.	2,463	76,747

		17,481,887

Paper & Forest Products — 0.1%
Domtar Corp.	1,271	40,227
Duratex SA	23,674	87,595
Louisiana-Pacific Corp.	7,211	268,033
Stora Enso OYJ, B Shares	3,793	72,627
Suzano SA(a)	5,454	61,249
UPM-Kymmene OYJ	2,692	100,389

		630,120

Personal Products — 0.5%
Amorepacific Corp.	1,186	225,199
BellRing Brands, Inc., Class A(a)	2,197	53,409
Dabur India Ltd.	139,608	1,021,765
Edgewell Personal Care Co.	3,551	122,794
elf Beauty, Inc.(a)	3,767	94,891
Estee Lauder Cos., Inc., Class A	4,097	1,090,580
Kao Corp.	1,000	77,256
LG Household & Health Care Ltd.	316	471,637
L’Oreal SA	484	184,671
Medifast, Inc.	244	47,907
Natural Health Trends Corp.	3	15
Shiseido Co. Ltd.	1,000	69,224
Unilever PLC	5,788	347,128
USANA Health Sciences, Inc.(a)	1,540	118,734

		3,925,210

Pharmaceuticals — 2.2%
Aerie Pharmaceuticals, Inc.(a)	1,399	18,901
Amneal Pharmaceuticals, Inc.(a)	9	41
Amphastar Pharmaceuticals, Inc.(a)(b)	14,775	297,125
Arvinas, Inc.(a)	3,598	305,578
Astellas Pharma, Inc.	4,600	71,225
AstraZeneca PLC	3,140	313,100
Atea Pharmaceuticals, Inc.(a)	1,159	48,423
Athira Pharma, Inc.(a)	1,424	48,772
Bristol-Myers Squibb Co.	26,381	1,636,413
Catalent, Inc.(a)	741	77,116
China Resources Pharmaceutical Group Ltd.(c)	187,500	96,416
Chugai Pharmaceutical Co. Ltd.	1,700	90,704
Cipla Ltd.	8,268	92,863
CSPC Pharmaceutical Group Ltd.	491,520	500,436
Daiichi Sankyo Co. Ltd.	3,900	133,654
Eisai Co. Ltd.	600	42,908
Elanco Animal Health, Inc.(a)	267	8,189
Eli Lilly & Co.	4,922	831,030
GlaxoSmithKline PLC	13,211	241,734
Granules India Ltd.	20,560	99,072
H Lundbeck A/S	173	5,922
Horizon Therapeutics PLC(a)	224	16,386
Innoviva, Inc.(a)	8,937	110,729
Intra-Cellular Therapies, Inc.(a)	3,038	96,608
Johnson & Johnson	21,140	3,327,013
Merck & Co., Inc.	15,361	1,256,530
Merck KGaA	440	75,466
NGM Biopharmaceuticals, Inc.(a)	6,334	191,889

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) December 31, 2020	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Novartis AG, Registered Shares	5,871	$552,801
Novo Nordisk A/S, Class B	4,507	314,404
Odonate Therapeutics, Inc.(a)	2,001	38,419
Omeros Corp.(a)(b)	9,679	138,265
Optinose, Inc.(a)	4,371	18,096
Orion OYJ, Class B	99	4,548
Otsuka Holdings Co. Ltd.	900	38,562
Pacira BioSciences, Inc.(a)	4,301	257,372
Pfizer, Inc.	43,136	1,587,836
Phathom Pharmaceuticals, Inc.(a)	635	21,095
Prestige Consumer Healthcare, Inc.(a)	9,033	314,981
Provention Bio Inc.(a)(b)	2,579	43,688
Relmada Therapeutics, Inc.(a)	2,081	66,738
Roche Holding AG	1,803	627,982
Royalty Pharma PLC, Class A	549	27,477
Sanofi	2,584	250,449
Shionogi & Co. Ltd.	600	32,803
Sino Biopharmaceutical Ltd.	283,000	272,923
Supernus Pharmaceuticals, Inc.(a)	4,135	104,037
Takeda Pharmaceutical Co. Ltd.	4,000	144,757
Theravance Biopharma, Inc.(a)	4,678	83,128
UCB SA	263	27,167
Viatris, Inc.(a)	2,368	44,376
Vifor Pharma AG	107	16,817
WaVe Life Sciences Ltd.(a)	1,773	13,954
Zoetis, Inc.	7,694	1,273,357

		16,350,275

Professional Services — 0.7%
Adecco Group AG, Registered Shares	824	54,881
ASGN, Inc.(a)(b)	7,028	587,049
Bureau Veritas SA(a)	1,695	45,247
CoStar Group, Inc.(a)	196	181,159
Equifax, Inc.	877	169,121
Experian PLC	4,407	167,416
Exponent, Inc.	3,097	278,823
Forrester Research, Inc.(a)	4,288	179,667
Franklin Covey Co.(a)	5,190	115,581
Heidrick & Struggles International, Inc.	3,829	112,496
IHS Markit Ltd.	5,772	518,499
Insperity, Inc.	4,216	343,267
Intertek Group PLC	294	22,709
Kforce, Inc.	8,445	355,450
Randstad NV(a)	95	6,150
Recruit Holdings Co. Ltd.	3,700	155,411
RELX PLC	7,868	192,510
Resources Connection, Inc.	2,264	28,458
Robert Half International, Inc.	4,734	295,780
SGS SA, Registered Shares	30	90,431
TransUnion	1,160	115,095
TriNet Group, Inc.(a)	2,522	203,273
Upwork, Inc.(a)	5,802	200,285
Verisk Analytics, Inc.	2,680	556,341
Wolters Kluwer NV	2,364	199,444

		5,174,543

Real Estate Management & Development — 0.8%
Aldar Properties PJSC	82,096	70,550
Aroundtown SA	3,361	25,059
BBX Capital, Inc.(a)	264	1,502
CBRE Group, Inc., Class A(a)	751	47,103
China Jinmao Holdings Group Ltd.	100,000	46,061
China Overseas Land & Investment Ltd.	91,500	198,783

Security	Shares	Value

Real Estate Management & Development (continued)
China Resources Land Ltd.	54,000	$222,528
China Vanke Co. Ltd., Class A	86,900	383,581
China Vanke Co. Ltd., Class H	50,800	175,372
CK Asset Holdings Ltd.	12,500	63,961
Cushman & Wakefield PLC(a)	17,579	260,697
Daito Trust Construction Co. Ltd.	200	18,691
Daiwa House Industry Co. Ltd.	1,800	53,519
Deutsche Wohnen SE	836	44,605
Emaar Properties PJSC(a)	94,788	91,386
eXp World Holdings, Inc.(a)(b)	1,054	66,529
Hemisphere Properties India Ltd.(a)	27,195	35,377
Henderson Land Development Co. Ltd.	9,000	34,962
Hongkong Land Holdings Ltd.	4,700	19,412
Hulic Co. Ltd.	900	9,900
KE Holdings, Inc.(a)(b)	2,498	153,727
Kennedy-Wilson Holdings, Inc.	25,130	449,576
KWG Group Holdings Ltd.	9,000	12,296
LEG Immobilien AG	132	20,479
Lendlease Corp Ltd.	729	7,371
Longfor Group Holdings Ltd.(c)	22,000	128,688
Marcus & Millichap, Inc.(a)	20,061	746,871
Mitsubishi Estate Co. Ltd.	3,700	59,469
Mitsui Fudosan Co. Ltd.	3,100	64,913
NEPI Rockcastle PLC	8,804	56,017
New World Development Co. Ltd.	4,000	18,610
Newmark Group, Inc., Class A	10,048	73,250
Poly Developments and Holdings Group Co. Ltd., Class A	175,200	425,659
Poly Property Services Co. Ltd.	2,000	15,750
Radius Global Infrastructure, Inc., Class A(a)	8,021	103,070
RE/MAX Holdings, Inc., Class A	9,459	343,645
Realogy Holdings Corp.(a)	17,448	228,918
Redfin Corp.(a)	7,517	515,892
RMR Group, Inc., Class A	4,809	185,724
Shimao Property Holdings Ltd.	7,000	22,297
Sino Land Co. Ltd.	4,000	5,205
Sumitomo Realty & Development Co. Ltd.	1,200	37,047
Sun Hung Kai Properties Ltd.	5,500	70,339
Sunac China Holdings Ltd.	48,000	177,430
Swire Pacific Ltd., Class A	3,000	16,525
Swire Properties Ltd.	3,000	8,722
Swiss Prime Site AG, Registered Shares	283	27,743
Vonovia SE	1,329	97,062
Wharf Real Estate Investment Co. Ltd.	6,000	31,183

		5,973,056

Road & Rail — 0.5%
Avis Budget Group, Inc.(a)(b)	2,983	111,266
BTS Group Holdings PCL, NVDR	170,700	52,999
Central Japan Railway Co.	300	42,421
CJ Logistics Corp.(a)	1,368	208,667
Covenant Logistics Group, Inc., Class A(a)	5,572	82,521
CSX Corp.	4,016	364,452
East Japan Railway Co.	600	40,029
Heartland Express, Inc.	6,824	123,514
Knight-Swift Transportation Holdings, Inc.	1,121	46,880
Landstar System, Inc.(b)	1,322	178,021
Localiza Rent a Car SA	24,205	322,589
Lyft, Inc., Class A(a)	4,154	204,086
Marten Transport Ltd.	10,381	178,865
Norfolk Southern Corp.	468	111,201
Old Dominion Freight Line, Inc.	1,275	248,855
Saia, Inc.(a)	1,556	281,325

20	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Road & Rail (continued)
Uber Technologies, Inc.(a)	4,014	$204,714
Union Pacific Corp.	1,494	311,081
Universal Logistics Holdings, Inc.	381	7,845
Werner Enterprises, Inc.	14,478	567,827
West Japan Railway Co.	400	20,944

		3,710,102

Semiconductors & Semiconductor Equipment — 5.0%
Advanced Energy Industries, Inc.(a)	1,341	130,037
Advanced Micro Devices, Inc.(a)	11,451	1,050,171
Advantest Corp.	500	37,451
Allegro MicroSystems, Inc.(a)	587	15,649
Ambarella, Inc.(a)	2,156	197,964
Analog Devices, Inc.(b)	8,074	1,192,772
Applied Materials, Inc.	16,813	1,450,962
ASM Pacific Technology Ltd.	1,300	17,169
ASML Holding NV	1,150	556,804
Axcelis Technologies, Inc.(a)	977	28,450
Broadcom, Inc.	1,300	569,205
Brooks Automation, Inc.	4,152	281,713
Cirrus Logic, Inc.(a)	7,408	608,938
CMC Materials, Inc.	2,344	354,647
Disco Corp.	200	67,407
Faraday Technology Corp.	134,000	243,465
FormFactor, Inc.(a)	2,731	117,488
Hansol Technics Co. Ltd.(a)	6,587	61,688
Ichor Holdings Ltd.(a)	3,679	110,903
Infineon Technologies AG	2,238	85,466
Intel Corp.(b)	41,424	2,063,744
ITE Technology, Inc.	34,000	82,586
KLA Corp.	551	142,659
Lam Research Corp.	401	189,380
Lasertec Corp.	400	46,949
Lattice Semiconductor Corp.(a)	16,903	774,495
LONGi Green Energy Technology Co. Ltd., Class A	4,900	69,576
Marvell Technology Group Ltd.	1,779	84,574
Maxeon Solar Technologies Ltd.(a)(b)	3,827	108,572
Maxim Integrated Products, Inc.	799	70,831
MaxLinear, Inc.(a)(b)	4,106	156,808
MediaTek, Inc.	78,000	2,080,047
Microchip Technology, Inc.	765	105,654
Micron Technology, Inc.(a)	3,357	252,379
Monolithic Power Systems, Inc.	319	116,827
Novatek Microelectronics Corp.	11,000	144,741
NVIDIA Corp.	7,637	3,988,041
NXP Semiconductors NV	891	141,678
Onto Innovation, Inc.(a)	3,138	149,212
Parade Technologies Ltd.	16,000	633,461
PDF Solutions, Inc.(a)	2,319	50,090
Photronics, Inc.(a)	10,854	121,131
Power Integrations, Inc.	6,602	540,440
Qorvo, Inc.(a)	308	51,211
Qualcomm, Inc.	9,539	1,453,171
Rambus, Inc.(a)	8,443	147,415
Realtek Semiconductor Corp.	78,000	1,086,652
Sanan Optoelectronics Co. Ltd., Class A	5,800	24,114
Silicon Laboratories, Inc.(a)	3,820	486,439
SiTime Corp.(a)	1,145	128,160
SK Hynix, Inc.(a)	1,568	171,270
Skyworks Solutions, Inc.	460	70,325
STMicroelectronics NV	1,359	50,277
SUMCO Corp.	300	6,588
SunPower Corp.(a)(b)	2,516	64,510

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Synaptics, Inc.(a)(b)	5,086	$490,290
Taiwan Semiconductor Manufacturing Co. Ltd.	582,000	11,009,963
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	5,144	560,902
Teradyne, Inc.	397	47,596
Texas Instruments, Inc.	6,530	1,071,769
Tokyo Electron Ltd.	500	186,781
TongFu Microelectronics Co. Ltd., Class A(a)	17,600	68,388
Veeco Instruments, Inc.(a)	1,442	25,033
Visual Photonics Epitaxy Co. Ltd.	23,000	91,959
Xilinx, Inc.	727	103,067
Xinyi Solar Holdings Ltd.	88,000	230,754

		36,918,858

Software — 5.4%
8x8, Inc.(a)	17,926	617,909
A10 Networks, Inc.(a)	5,819	57,375
ACI Worldwide, Inc.(a)	6,690	257,097
Adobe, Inc.(a)(b)	7,057	3,529,347
Alarm.com Holdings, Inc.(a)	3,111	321,833
Altair Engineering, Inc., Class A(a)	5,070	294,973
ANSYS, Inc.(a)	256	93,133
Appfolio, Inc., Class A(a)	1,070	192,643
Appian Corp.(a)(b)	2,129	345,090
Autodesk, Inc.(a)	682	208,242
Avalara, Inc.(a)	133	21,930
Avaya Holdings Corp.(a)(b)	3,150	60,323
Blackbaud, Inc.	3,130	180,163
Blackline, Inc.(a)	2,381	317,578
Bottomline Technologies DE, Inc.(a)	4,387	231,370
Box, Inc., Class A(a)	24,724	446,268
Cadence Design Systems, Inc.(a)	12,213	1,666,220
Cerence, Inc.(a)	3,633	365,044
Ceridian HCM Holding, Inc.(a)	317	33,780
Citrix Systems, Inc.	378	49,178
Cloudera, Inc.(a)(b)	3,737	51,982
Cloudflare, Inc., Class A(a)	446	33,892
CommVault Systems, Inc.(a)	3,828	211,956
Cornerstone OnDemand, Inc.(a)	7,878	346,947
Coupa Software, Inc.(a)	201	68,121
Crowdstrike Holdings, Inc., Class A(a)	431	91,294
Dassault Systemes SE	539	109,320
Datadog, Inc., Class A(a)	455	44,790
Digital Turbine, Inc.(a)	3,395	192,021
DocuSign, Inc.(a)	620	137,826
Domo, Inc., Class B(a)	2,462	157,002
Dropbox, Inc., Class A(a)	1,203	26,695
Dynatrace, Inc.(a)	866	37,472
Fair Isaac Corp.(a)	36	18,397
Five9, Inc.(a)	951	165,854
Fortinet, Inc.(a)	451	66,987
Guidewire Software, Inc.(a)	138	17,765
HubSpot, Inc.(a)	905	358,778
InterDigital, Inc.	1,699	103,095
Intuit, Inc.	2,038	774,134
j2 Global, Inc.(a)	2,183	213,257
Kingdee International Software Group Co. Ltd.	37,000	151,055
Kingsoft Corp. Ltd.	13,000	84,055
LivePerson, Inc.(a)	3,462	215,440
Microsoft Corp.	59,434	13,219,310
MicroStrategy, Inc., Class A(a)(b)	524	203,600
Mimecast Ltd.(a)	1,611	91,569
NortonLifeLock, Inc.	2,805	58,288
Oracle Corp.	6,957	450,048

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) December 31, 2020	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Palo Alto Networks, Inc.(a)	252	$89,558
Paycom Software, Inc.(a)	91	41,155
Paylocity Holding Corp.(a)	488	100,484
Progress Software Corp.	6,110	276,111
PROS Holdings, Inc.(a)	7,168	363,919
PTC, Inc.(a)	190	22,726
Q2 Holdings, Inc.(a)	5,436	687,817
QAD, Inc., Class A	2,158	136,342
Qualys, Inc.(a)(b)	5,530	673,941
Rapid7, Inc.(a)(b)	4,990	449,898
RingCentral, Inc., Class A(a)	878	332,736
SailPoint Technologies Holding, Inc.(a)	1,256	66,869
salesforce.com, Inc.(a)	9,339	2,078,208
SAP SE	2,322	300,742
ServiceNow, Inc.(a)	4,090	2,251,259
Shanghai Baosight Software Co. Ltd., Class A	11,100	117,900
Slack Technologies, Inc., Class A(a)	1,281	54,109
Splunk, Inc.(a)	460	78,149
Sprout Social, Inc., Class A(a)	6,568	298,253
SPS Commerce, Inc.(a)	3,362	365,080
SS&C Technologies Holdings, Inc.	296	21,534
Sumo Logic, Inc.(a)(b)	1,787	51,072
SVMK, Inc.(a)(b)	6,307	161,144
Synchronoss Technologies, Inc.(a)	11,580	54,426
Synopsys, Inc.(a)	330	85,549
TeamViewer AG(a)(c)	190	10,206
Telenav, Inc.(a)	13,314	62,576
TOTVS SA	39,549	219,112
Trade Desk, Inc., Class A(a)	101	80,901
Trend Micro, Inc.(a)	200	11,515
Upland Software, Inc.(a)	880	40,383
Varonis Systems, Inc.(a)	5,688	930,614
Verint Systems, Inc.(a)	2,271	152,566
VMware, Inc., Class A(a)(b)	3,186	446,868
Workday, Inc., Class A(a)	714	171,082
Workiva, Inc.(a)	653	59,828
Yext, Inc.(a)(b)	15,933	250,467
Zendesk, Inc.(a)	3,564	510,080
Zoom Video Communications, Inc., Class A(a)	1,449	488,777
Zscaler, Inc.(a)	193	38,544
Zuora, Inc., Class A(a)	8,096	112,777

		39,735,723

Specialty Retail — 1.6%
Aaron’s Co., Inc.(a)	2,028	38,451
Advance Auto Parts, Inc.	304	47,883
American Eagle Outfitters, Inc.(b)	5,864	117,690
America’s Car-Mart, Inc.(a)	603	66,234
Asbury Automotive Group, Inc.(a)	1,618	235,807
At Home Group, Inc.(a)(b)	5,274	81,536
AutoZone, Inc.(a)	94	111,431
Bed Bath & Beyond, Inc.(b)	6,415	113,930
Best Buy Co., Inc.	813	81,129
Buckle, Inc.	5,616	163,987
Burlington Stores, Inc.(a)	410	107,236
Caleres, Inc.	3,510	54,932
Camping World Holdings, Inc., Class A(b)	6,315	164,506
CarMax, Inc.(a)	686	64,800
Carvana Co.(a)	241	57,729
Children’s Place, Inc.(b)	1,617	81,012
Conn’s, Inc.(a)(b)	3	35
Container Store Group, Inc.(a)	5,152	49,150

Security	Shares	Value

Specialty Retail (continued)
Designer Brands, Inc., Class A	5,177	$39,604
Fast Retailing Co. Ltd.	100	89,668
Foschini Group Ltd.(a)	31,758	221,971
GameStop Corp., Class A(a)(b)	3,912	73,702
Group 1 Automotive, Inc.	1,319	172,974
Haverty Furniture Cos., Inc.	2,473	68,428
Hennes & Mauritz AB, B Shares(a)	835	17,528
Hibbett Sports, Inc.(a)	1,678	77,490
Home Depot, Inc.	12,107	3,215,861
Home Product Center PCL, NVDR	1,852,100	843,707
Industria de Diseno Textil SA	2,576	81,762
Lithia Motors, Inc., Class A	1,970	576,560
Lowe’s Cos., Inc.	6,166	989,705
Lumber Liquidators Holdings, Inc.(a)	850	26,129
MarineMax, Inc.(a)	1,066	37,342
Monro, Inc.	819	43,653
National Vision Holdings, Inc.(a)(b)	5,787	262,093
O’Reilly Automotive, Inc.(a)	284	128,530
Rent-A-Center, Inc.	7,578	290,162
RH(a)(b)	846	378,602
Ross Stores, Inc.	1,790	219,830
Sally Beauty Holdings, Inc.(a)(b)	8,759	114,217
Shoe Carnival, Inc.(b)	2,232	87,450
Sleep Number Corp.(a)(b)	1,328	108,710
Sonic Automotive, Inc., Class A	898	34,636
Tiffany & Co.	737	96,879
Tilly’s, Inc., Class A	5,144	41,975
TJX Cos., Inc.	12,894	880,531
Tractor Supply Co.	697	97,984
Ulta Beauty, Inc.(a)	332	95,337
Urban Outfitters, Inc.(a)(b)	9,959	254,950
Winmark Corp.	9	1,672
Zhongsheng Group Holdings Ltd.	14,500	103,578
Zumiez, Inc.(a)	1,046	38,472

		11,449,170

Technology Hardware, Storage & Peripherals — 4.0%
3D Systems Corp.(a)	3,069	32,163
Acer, Inc.	153,000	129,094
Apple, Inc.	126,756	16,819,254
Canon, Inc.	4,100	79,427
Compal Electronics, Inc.	86,000	63,465
Dell Technologies, Inc., Class C(a)	3,361	246,328
Ennoconn Corp.	12,000	107,630
FUJIFILM Holdings Corp.	400	21,101
Gigabyte Technology Co. Ltd.	22,000	61,067
Hewlett Packard Enterprise Co.	60,611	718,240
HP, Inc.	10,357	254,679
Lenovo Group Ltd.	556,000	525,637
Logitech International SA, Registered Shares	253	24,565
NCR Corp.(a)	2,024	76,042
NetApp, Inc.	6,534	432,812
Primax Electronics Ltd.	216,000	375,767
Quanta Computer, Inc.	289,000	833,886
Ricoh Co. Ltd.	1,000	6,576
Samsung Electronics Co. Ltd.	96,265	7,188,634
Seiko Epson Corp.	500	7,430
Super Micro Computer Inc.(a)	1,899	60,122
Western Digital Corp.	1,073	59,433
Xiaomi Corp., Class B(a)(c)	271,800	1,155,226

		29,278,578

22	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 0.9%
adidas AG(a)	483	$175,718
Anta Sports Products Ltd.	33,000	523,614
Burberry Group PLC(a)	250	6,105
Crocs, Inc.(a)	9,157	573,778
Culp, Inc.	5,167	82,000
Deckers Outdoor Corp.(a)	2,757	790,652
Eclat Textile Co. Ltd.	13,000	195,808
EssilorLuxottica SA	684	106,591
G-III Apparel Group Ltd.(a)	6,803	161,503
Hermes International	52	55,914
Kering SA	133	96,523
Kontoor Brands, Inc.(a)	3,599	145,975
Levi Strauss & Co., Class A	2,798	56,184
Li Ning Co. Ltd.	34,500	237,400
Lululemon Athletica, Inc.(a)	560	194,897
LVMH Moet Hennessy Louis Vuitton SE	631	395,007
Makalot Industrial Co. Ltd.	33,000	225,379
Movado Group, Inc.	6,221	103,393
NIKE, Inc., Class B	7,240	1,024,243
Oxford Industries, Inc.	3,036	198,888
Pandora A/S	87	9,737
Ralph Lauren Corp.	1,279	132,683
Shenzhou International Group Holdings Ltd.	19,700	386,085
Steven Madden Ltd.	8,064	284,820
Swatch Group AG	66	17,942
Titan Co. Ltd.	17,068	366,662
Unifi, Inc.(a)	1,355	24,038
Wolverine World Wide, Inc.	6,084	190,125

		6,761,664

Thrifts & Mortgage Finance — 1.0%
Bogota Financial Corp.(a)	2,400	21,384
Essent Group Ltd.	12,962	559,958
Federal Agricultural Mortgage Corp., Class C	3,152	234,036
Flagstar Bancorp, Inc.	7,803	318,050
FS Bancorp, Inc.	1,478	80,994
Housing Development Finance Corp. Ltd.	63,044	2,208,805
LIC Housing Finance Ltd.	11,855	58,718
Merchants Bancorp	4,766	131,685
Meridian Bancorp, Inc.	7,296	108,783
MGIC Investment Corp.	6,761	84,851
Mr Cooper Group, Inc.(a)	6,463	200,547
New York Community Bancorp, Inc.	56,592	597,046
NMI Holdings, Inc., Class A(a)	5,877	133,114
Northfield Bancorp, Inc.	3,617	44,598
Northwest Bancshares, Inc.	12,486	159,072
OP Bancorp	7,950	61,215
PennyMac Financial Services, Inc.	1,247	81,828
Premier Financial Corp.	4,862	111,826
Provident Financial Services, Inc.	4,563	81,951
Radian Group, Inc.	20,563	416,401
Riverview Bancorp, Inc.	55,229	290,505
Rocket Cos., Inc., Class A(a)	8,795	177,835
Southern Missouri Bancorp, Inc.	4,055	123,434
Territorial Bancorp, Inc.	2,062	49,550
Timberland Bancorp, Inc.	1,305	31,659
Walker & Dunlop, Inc.	3,640	334,953
Washington Federal, Inc.	13,564	349,137
Western New England Bancorp, Inc.	9,066	62,465
WSFS Financial Corp.	3,336	149,720

		7,264,120

Security	Shares	Value

Tobacco — 0.2%
ITC Ltd.	219,286	$627,998
KT&G Corp.(a)	10,292	788,013
Turning Point Brands, Inc.	1,047	46,654

		1,462,665

Trading Companies & Distributors — 0.9%
Applied Industrial Technologies, Inc.	7,622	594,440
Ashtead Group PLC	3,166	149,122
Barloworld Ltd.	41,668	258,316
Beacon Roofing Supply, Inc.(a)	3,689	148,261
BMC Stock Holdings, Inc.(a)	5,184	278,277
Boise Cascade Co.	11,844	566,143
Brenntag AG	1,137	88,415
Bunzl PLC	2,749	91,783
DXP Enterprises, Inc.(a)	1,450	32,234
Fastenal Co.	5,982	292,101
Ferguson PLC	1,676	203,635
Foundation Building Materials, Inc.(a)	7,332	140,848
GATX Corp.(b)	2,890	240,390
H&E Equipment Services, Inc.	5,566	165,922
Herc Holdings, Inc.(a)	4,522	300,306
ITOCHU Corp.(b)	700	20,132
LG International Corp.	3,393	77,292
Marubeni Corp.	22,300	148,572
Mitsubishi Corp.	4,200	103,538
Mitsui & Co. Ltd.	5,400	99,005
MRC Global, Inc.(a)(b)	7,577	50,236
Posco International Corp.	3,808	51,086
Rush Enterprises, Inc., Class A	4,677	193,721
SiteOne Landscape Supply, Inc.(a)(b)	5,789	918,309
Sumitomo Corp.	9,900	131,204
Toyota Tsusho Corp.	2,100	84,980
Triton International Ltd.	8,039	389,972
Veritiv Corp.(a)	1,003	20,852
W.W. Grainger, Inc.	1,072	437,740
WESCO International, Inc.(a)	4,219	331,191

		6,608,023

Transportation Infrastructure — 0.1%
Airports of Thailand PCL, NVDR	130,000	269,766
Atlantia SpA(a)	600	10,835
CCR SA	40,266	104,752
EcoRodovias Infraestrutura e Logistica SA(a)	57,594	148,966
Grupo Aeroportuario del Centro Norte SAB de CV(a)	36,942	238,347
Malaysia Airports Holdings Bhd	28,100	41,434
Promotora y Operadora de Infraestructura SAB de CV	11,518	101,656
Taiwan High Speed Rail Corp.	43,000	48,596
Transurban Group	2,720	28,663

		993,015

Water Utilities — 0.1%
American States Water Co.	884	70,287
American Water Works Co., Inc.	482	73,973
California Water Service Group	680	36,740
Cia de Saneamento de Minas Gerais-COPASA	82,247	260,773
Essential Utilities, Inc.	679	32,110
Severn Trent PLC	708	22,102
SJW Group	1,930	133,865
United Utilities Group PLC	2,286	27,960

		657,810

Wireless Telecommunication Services — 0.6%
Bharti Airtel Ltd.	42,933	299,827
China Mobile Ltd.	133,000	758,160
KDDI Corp.	3,100	91,916

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) December 31, 2020	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Wireless Telecommunication Services (continued)
Maxis Bhd	95,100	$119,490
MTN Group Ltd.	12,216	50,418
Shenandoah Telecommunications Co.	2,210	95,582
Sistema PJSFC	673,916	262,047
SK Telecom Co. Ltd.	7,920	1,740,542
SK Telecom Co. Ltd., ADR	2,204	53,954
Softbank Corp.	5,300	66,525
SoftBank Group Corp.	3,400	263,959
Spok Holdings, Inc.	3,163	35,204
T-Mobile US, Inc.(a)	1,203	162,224
United States Cellular Corp.(a)	661	20,286
Vodafone Group PLC	75,878	124,629

		4,144,763

Total Common Stocks — 90.6% (Cost: $488,409,376)		664,540,813

Preferred Securities

Preferred Stocks — 0.4%

Airlines — 0.0%
Azul SA, Preference Shares(a)	11,752	88,750

Automobiles — 0.0%
Bayerische Motoren Werke AG, Preference Shares	382	25,733

Banks — 0.3%
Banco Bradesco SA, Preference Shares	421,889	2,218,974
Itau Unibanco Holding SA, Preference Shares	19,098	116,882

		2,335,856

Electric Utilities — 0.0%
Cia Energetica de Minas Gerais, Preference Shares	69,006	194,569

Health Care Equipment & Supplies — 0.0%
Sartorius AG, Preference Shares	122	51,384

Household Products — 0.0%
Henkel AG & Co. KGaA, Preference Shares	320	36,081

Metals & Mining — 0.0%
Gerdau SA, Preference Shares	19,546	92,227
Metalurgica Gerdau SA, Preference Shares	58,150	125,720

		217,947

Oil, Gas & Consumable Fuels — 0.1%
Petroleo Brasileiro SA, Preference Shares	45,093	244,804

Trading Companies & Distributors — 0.0%
WESCO International, Inc.(a)	1,463	45,719

Total Preferred Stocks — 0.4%		3,240,843

Total Preferred Securities — 0.4% (Cost: $2,322,395)		3,240,843

Security	Shares	Value

Rights

Metals & Mining — 0.0%
Pan American Silver Corp., (Expires 2/22/29)(a)	16,660	$13,745

Oil, Gas & Consumable Fuels — 0.0%
Repsol SA, (Expires 01/26/21)(a)	5,564	1,908

Pharmaceuticals — 0.0%
Bristol-Myers Squibb Co., (Expires 03/31/21)(a)	4,640	3,202

Total Rights — 0.0% (Cost: $15,375)		18,855

Total Long-Term Investments — 91.0% (Cost: $490,747,146)		667,800,511

Short-Term Securities

Money Market Funds — 8.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.21%(e)(f)(g)	35,712,690	35,734,117
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.05%(e)(f)	27,191,885	27,191,885

Total Short-Term Securities — 8.6% (Cost: $62,911,242)		62,926,002

Total Investments — 99.6% (Cost: $553,658,388)		730,726,513

Other Assets Less Liabilities — 0.4%		3,077,024

Net Assets — 100.0%		$733,803,537

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Master Portfolio.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

24	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	Diversified Equity Master Portfolio

Affiliates

Investments in issuers considered to be affiliate(s) of the Master Portfolio during the year ended December 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/19	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/20	Shares Held at 12/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$34,067,128	$1,720,836	(a)	$—		$(63,716)	$9,869	$35,734,117	35,712,690	$249,808	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	43,836,183	—		(16,644,298	)(a)	—	—	27,191,885	27,191,885	252,325		—

						$(63,716)	$9,869	$62,926,002		$502,133		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	33	03/19/21	$ 2,126	$46,439
Russell 2000 E-Mini Index	9	03/19/21	889	11,983
S&P 500 E-Mini Index	2,243	03/19/21	420,428	9,823,403

				9,881,825

Short Contracts
MSCI EAFE Index	348	03/19/21	37,076	(813,200)
MSCI Emerging Markets Index	2,701	03/19/21	173,971	(3,899,189)
Russell 2000 E-Mini Index	1,491	03/19/21	147,221	(4,097,744)

				(8,810,133)

				$1,071,692

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

AUD	809,000	USD	602,196	Goldman Sachs International	03/17/21	$21,875
GBP	540,000	USD	730,507	Morgan Stanley & Co. International PLC	03/17/21	8,274
NZD	118,000	USD	83,307	Bank of America N.A.	03/17/21	1,620
SEK	5,851,000	USD	695,075	Bank of America N.A.	03/17/21	16,622
SGD	165,000	USD	123,890	BNP Paribas S.A.	03/17/21	968

						49,359

USD	139,012	CAD	178,000	Bank of America N.A.	03/17/21	(855)
USD	666,625	CHF	591,000	Goldman Sachs International	03/17/21	(2,356)
USD	387,621	EUR	318,000	UBS AG	03/17/21	(1,495)
USD	638,251	JPY	66,271,000	Goldman Sachs International	03/17/21	(4,098)
USD	25,198	NOK	221,000	Bank of America N.A.	03/17/21	(571)

						(9,375)

						$39,984

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) December 31, 2020	Diversified Equity Master Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$9,881,825	$—	$—	$—	$9,881,825
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	49,359	—	—	49,359

	$—	$—	$9,881,825	$49,359	$—	$—	$9,931,184

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$8,810,133	$—	$—	$—	$8,810,133
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	9,375	—	—	9,375

	$—	$—	$8,810,133	$9,375	$—	$—	$8,819,508

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Master Portfolio Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

For the year ended December 31, 2020, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(4,543,483)	$—	$—	$—	$(4,543,483)
Forward foreign currency exchange contracts	—	—	—	(560,412)	—	—	(560,412)

	$—	$—	$(4,543,483)	$(560,412)	$—	$—	$(5,103,895)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$2,069,310	$—	$—	$—	$2,069,310
Forward foreign currency exchange contracts	—	—	—	39,984	—	—	39,984

	$—	$—	$2,069,310	$39,984	$—	$—	$2,109,294

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$352,652,488
Average notional value of contracts — short	$277,128,575
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$4,371,836
Average amounts sold — in USD	$3,666,130

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

26	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	Diversified Equity Master Portfolio

Derivative Financial Instruments — Offsetting as of Period End

The Master Portfolio’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$3,517,710	$9,970
Forward foreign currency exchange contracts	49,359	9,375

Total derivative assets and liabilities in the Statement of Assets and Liabilities	3,567,069	19,345

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(3,517,710)	(9,970)

Total derivative assets and liabilities subject to an MNA	$49,359	$9,375

The following table presents the Master Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Master Portfolio:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets

Bank of America N.A	$18,242	$(1,426)	$—	$—	$16,816
BNP Paribas S.A	968	—	—	—	968
Goldman Sachs International	21,875	(6,454)	—	—	15,421
Morgan Stanley & Co. International PLC	8,274	—	—	—	8,274

	$49,359	$(7,880)	$—	$—	$41,479

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities

Bank of America N.A	$1,426	$(1,426)	$—	$—	$—
Goldman Sachs International	6,454	(6,454)	—	—	—
UBS AG	1,495	—	—	—	1,495

	$9,375	$(7,880)	$—	$—	$1,495

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Master Portfolio’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$4,466,099	$420,924	$—	$4,887,023
Air Freight & Logistics	3,746,103	428,984	—	4,175,087
Airlines	1,578,853	386,041	—	1,964,894
Auto Components	3,857,039	1,788,099	—	5,645,138
Automobiles	6,588,794	3,745,078	—	10,333,872
Banks	25,896,810	19,300,255	—	45,197,065
Beverages	5,265,264	1,675,812	—	6,941,076
Biotechnology	25,419,360	737,043	3,470	26,159,873
Building Products	5,107,219	736,229	—	5,843,448
Capital Markets	12,903,513	3,277,350	—	16,180,863
Chemicals	8,768,798	6,420,720	—	15,189,518
Commercial Services & Supplies	6,519,688	273,820	—	6,793,508

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) December 31, 2020	Diversified Equity Master Portfolio

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Communications Equipment	$3,876,086	$258,189	$—	$4,134,275
Construction & Engineering	2,579,241	824,677	—	3,403,918
Construction Materials	772,568	1,127,225	—	1,899,793
Consumer Finance	3,418,612	3	—	3,418,615
Containers & Packaging	850,935	131,775	—	982,710
Distributors	644,632	—	—	644,632
Diversified Consumer Services	2,746,317	215,224	—	2,961,541
Diversified Financial Services	1,919,643	662,728	—	2,582,371
Diversified Telecommunication Services	3,891,416	1,554,416	—	5,445,832
Electric Utilities	5,410,387	1,960,555	—	7,370,942
Electrical Equipment	3,993,932	2,625,272	—	6,619,204
Electronic Equipment, Instruments & Components	6,001,361	5,844,997	—	11,846,358
Energy Equipment & Services	3,312,388	25,721	—	3,338,109
Entertainment	8,479,170	1,151,754	—	9,630,924
Equity Real Estate Investment Trusts (REITs)	15,613,655	391,252	—	16,004,907
Food & Staples Retailing	5,788,010	594,713	—	6,382,723
Food Products	6,465,978	4,849,735	—	11,315,713
Gas Utilities	2,047,341	1,107,837	—	3,155,178
Health Care Equipment & Supplies	14,930,777	2,224,465	—	17,155,242
Health Care Providers & Services	10,757,473	298,324	—	11,055,797
Health Care Technology	3,777,701	339,325	—	4,117,026
Hotels, Restaurants & Leisure	14,353,718	471,358	—	14,825,076
Household Durables	4,085,586	972,269	—	5,057,855
Household Products	6,105,121	305,525	—	6,410,646
Independent Power and Renewable Electricity Producers	897,970	487,475	—	1,385,445
Industrial Conglomerates	3,233,471	1,761,908	—	4,995,379
Insurance	8,364,416	6,649,266	—	15,013,682
Interactive Media & Services	17,180,230	11,127,150	—	28,307,380
Internet & Direct Marketing Retail	27,832,472	6,784,597	—	34,617,069
IT Services	19,946,694	4,674,285	—	24,620,979
Leisure Products	872,057	220,885	—	1,092,942
Life Sciences Tools & Services	5,490,206	1,852,508	—	7,342,714
Machinery	11,124,833	5,353,048	—	16,477,881
Marine	89,101	429,083	—	518,184
Media	4,200,012	221,351	79	4,421,442
Metals & Mining	4,343,591	7,393,914	—	11,737,505
Mortgage Real Estate Investment Trusts (REITs)	1,575,396	—	—	1,575,396
Multi-line Retail	1,035,269	350,905	—	1,386,174
Multi-Utilities	3,033,536	424,771	—	3,458,307
Oil, Gas & Consumable Fuels	9,110,807	8,371,080	—	17,481,887
Paper & Forest Products	308,260	321,860	—	630,120
Personal Products	1,528,330	2,396,880	—	3,925,210
Pharmaceuticals	12,303,562	4,046,713	—	16,350,275
Professional Services	4,439,788	734,755	—	5,174,543
Real Estate Management & Development	3,267,898	2,705,158	—	5,973,056
Road & Rail	3,022,453	687,649	—	3,710,102
Semiconductors & Semiconductor Equipment	19,865,302	17,053,556	—	36,918,858
Software	38,731,818	1,003,905	—	39,735,723
Specialty Retail	10,090,956	1,358,214	—	11,449,170
Technology Hardware, Storage & Peripherals	18,699,073	10,579,505	—	29,278,578
Textiles, Apparel & Luxury Goods	3,963,179	2,798,485	—	6,761,664
Thrifts & Mortgage Finance	4,996,597	2,267,523	—	7,264,120
Tobacco	46,654	1,416,011	—	1,462,665
Trading Companies & Distributors	5,359,259	1,248,764	—	6,608,023
Transportation Infrastructure	340,003	653,012	—	993,015
Water Utilities	346,975	310,835	—	657,810
Wireless Telecommunication Services	367,250	3,777,513	—	4,144,763
Preferred Securities
Preferred Stocks
Airlines	—	88,750	—	88,750
Automobiles	—	25,733	—	25,733
Banks	—	2,335,856	—	2,335,856
Electric Utilities	—	194,569	—	194,569

28	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	Diversified Equity Master Portfolio

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Preferred Stocks (continued)
Health Care Equipment & Supplies	$—	$51,384	$—	$51,384
Household Products	—	36,081	—	36,081
Metals & Mining	—	217,947	—	217,947
Oil, Gas & Consumable Fuels	—	244,804	—	244,804
Trading Companies & Distributors	45,719	—	—	45,719
Rights	18,855	—	—	18,855
Short-Term Securities
Money Market Funds	62,926,002	—	—	62,926,002

	$550,937,582	$179,785,382	$3,549	$730,726,513

Derivative Financial Instruments(a)
Assets
Equity Contracts	$9,881,825	$—	$—	$9,881,825
Foreign Currency Exchange Contracts	—	49,359	—	49,359
Liabilities
Equity Contracts	(8,810,133)	—	—	(8,810,133)
Foreign Currency Exchange Contracts	—	(9,375)	—	(9,375)

	$1,071,692	$39,984	$—	$1,111,676

(a)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	29

Statement of Assets and Liabilities

December 31, 2020

Diversified Equity Master Portfolio

ASSETS
Investments at value — unaffiliated(a)(b)	$667,800,511
Investments at value — affiliated(c)	62,926,002
Cash	2,463
Cash pledged for futures contracts	40,208,000
Foreign currency at value(d)	336,494
Receivables:
Investments sold	37,479
Securities lending income — affiliated	19,626
Dividends — unaffiliated	1,032,502
Dividends — affiliated	1,154
Variation margin on futures contracts	3,517,710
Unrealized appreciation on forward foreign currency exchange contracts	49,359
Prepaid expenses	11,531

Total assets	775,942,831

LIABILITIES
Collateral on securities loaned at value	35,785,637
Payables:
Administration fees	118,348
Withdrawals to investors	5,786,688
Deferred foreign capital gain tax	339,616
Investment advisory fees	61,646
Trustees’ fees	4,449
Other accrued expenses	23,565
Variation margin on futures contracts	9,970
Unrealized depreciation on forward foreign currency exchange contracts	9,375

Total liabilities	42,139,294

NET ASSETS	$733,803,537

NET ASSETS CONSIST OF
Investors’ capital	$555,958,807
Net unrealized appreciation (depreciation)	177,844,730

NET ASSETS	$733,803,537

(a) Investments at cost — unaffiliated	$490,747,146
(b) Securities loaned at value	$34,823,476
(c) Investments at cost — affiliated	$62,911,242
(d) Foreign currency at cost	$336,202

See notes to financial statements.

30	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Year Ended December 31, 2020

Diversified Equity Master Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$9,834,523
Dividends — affiliated	252,325
Interest — unaffiliated	50,015
Securities lending income — affiliated — net	249,808
Foreign taxes withheld	(570,799)

Total investment income	9,815,872

EXPENSES
Investment advisory	1,472,970
Administration	589,188
Professional	29,355
Trustees	13,119

Total expenses	2,104,632
Less:
Fees waived and/or reimbursed by the Administrator	(589,188)
Fees waived and/or reimbursed by the Manager	(630,644)

Total expenses after fees waived and/or reimbursed	884,800

Net investment income	8,931,072

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	12,383,606 (a)
Investments — affiliated	(63,716)
Foreign currency transactions	(41,809)
Forward foreign currency exchange contracts	(560,412)
Futures contracts	(4,543,483)

7,174,186

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	109,188,266 (b)
Investments — affiliated	9,869
Foreign currency translations	(6,045)
Forward foreign currency exchange contracts	39,984
Futures contracts	2,069,310

111,301,384

Net realized and unrealized gain	118,475,570

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$127,406,642

(a) Net of foreign capital gain tax	$288,602
(b) Net of deferred foreign capital gain tax	$(328,361)

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	31

Statements of Changes in Net Assets

	Diversified Equity Master Portfolio

	Year Ended December 31,

	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$8,931,072	$8,597,252
Net realized gain	7,174,186	45,480,759
Net change in unrealized appreciation	111,301,384	75,344,185

Net increase in net assets resulting from operations	127,406,642	129,422,196

CAPITAL TRANSACTIONS
Proceeds from contributions	290,682,031	76,298,543
Value of withdrawals	(191,423,104)	(127,680,923)

Net increase (decrease) in net assets derived from capital transactions	99,258,927	(51,382,380)

NET ASSETS
Total increase in net assets	226,665,569	78,039,816
Beginning of year	507,137,968	429,098,152

End of year	$733,803,537	$507,137,968

See notes to financial statements.

32	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

	Diversified Equity Master Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016

Total Return
Total return	19.60%	31.98%	(3.90)%	22.15%	12.45%

Ratios to Average Net Assets(a)
Total expenses	0.36%	0.36%	0.36%	0.36%	0.36%

Total expenses after fees waived and/or reimbursed	0.15%	0.15%	0.15%	0.15%	0.15%

Net investment income	1.52%	1.85%	1.88%	1.69%	1.66%

Supplemental Data
Net assets, end of year (000)	$733,804	$507,138	$429,098	$535,456	$503,047

Portfolio turnover rate	150%	172%	150%	252%	115%

(a) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,

	2020	2019	2018	2017	2016

Investments in underlying funds	0.01%	0.01%	—%	—%	—%

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L H I G H L I G H T S	33

Notes to Financial Statements

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. Diversified Equity Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlacRock Fund Advisors (the “Manager”)or its affiliates,is included in a complex ofequity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

On February 10-12, 2020, the Board of Trustees of MIP (the “Board”), on behalf of the Master Portfolio, approved a change in the name of the Master Portfolio, effective as of April 24, 2020, from Active Stock Master Portfolio to Diversified Equity Master Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: The Master Portfolio’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master Portfolio does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Master Portfolio may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Master Portfolio invests. These foreign taxes, if any, are paid by the Master Portfolio and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2020, if any, are disclosed in the Statement of Assets and Liabilities.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g. futures contracts, forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security." Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

34	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. Each business day, the Master Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements  (continued)

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Master Portfolio. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Master Portfolio is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Master Portfolio could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount

Barclays Bank PLC	$6,663,642	$(6,663,642)	$—
BNP Paribas Prime Brokerage International Ltd	3,593,553	(3,593,553)	—
BofA Securities, Inc.	598,411	(598,411)	—

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Notes to Financial Statements  (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount

Citadel Clearing LLC	$87,953	$(87,953)	$—
Citigroup Global Markets, Inc.	432,995	(432,995)	—
Credit Suisse Securities (USA) LLC	1,100,419	(1,100,419)	—
Deutsche Bank Securities, Inc.	118,726	(118,726)	—
Goldman Sachs & Co.	1,622,420	(1,622,420)	—
HSBC Bank PLC	439,777	(439,777)	—
J.P. Morgan Securities LLC	8,219,557	(8,219,557)	—
Jefferies LLC	870,611	(870,611)	—
Macquarie Bank Ltd.	8,077	(8,077)	—
Morgan Stanley & Co. LLC	6,653,917	(6,653,917)	—
Scotia Capital (USA), Inc.	811,881	(811,881)	—
TD Prime Services LLC	1,392,703	(1,392,703)	—
UBS AG	246,048	(246,048)	—
UBS Securities LLC	740,554	(740,554)	—
Virtu Americas LLC	820,197	(820,197)	—
Wells Fargo Securities LLC	402,035	(402,035)	—

	$34,823,476	$(34,823,476)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Master Portfolio are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s)reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements  (continued)

foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities. A Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Master Portfolio.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Master Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Master Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Master Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Master Portfolio and the counterparty.

Cash collateral that has been pledged to cover obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Master Portfolio. Any additional required collateral is delivered to/pledged by the Master Portfolio on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Master Portfolio generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Master Portfolio from the counterparties are not fully collateralized, the Master Portfolio bears the risk of loss from counterparty non-performance. Likewise, to the extent the Master Portfolio has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Master Portfolio bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Master Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Master Portfolio’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $1 billion	0.25%
$1 billion — $3 billion	0.24
$3 billion — $5 billion	0.23
$5 billion — $10 billion	0.22
Greater than $10 billion	0.21

MIP, on behalf of the Master Portfolio entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio. BAL is entitled to receive for these administrative services an annual fee of 0.10% based on the average daily net assets of the Master Portfolio.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

Expense Waivers and Reimbursements: The Manager has voluntarily agreed to waive a portion of the investment advisory fees payable by the Master Portfolio. This voluntary waiver may be terminated at any time. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. During the year ended December 31, 2020, the Manager waived $559,728 pursuant to this agreement.

BAL voluntarily agreed to waive all of its administration fees payable by the Master Portfolio. This arrangement is voluntary and may be terminated by BAL at any time. This amount is included in fees waived and/or reimbursed by the Administrator in the Statement of Operations. For the year ended December 31, 2020, the amount waived was $589,188.

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Notes to Financial Statements  (continued)

The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Master Portfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BAL has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to these independent expenses through April 30, 2021. For the year ended December 31, 2020, the amount waived was $42,474 which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

With respect to the Master Portfolio, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. Prior to April 24, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2020, the amount waived was $28,442.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. For the year ended December 31, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 75% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated – net in the Statement of Operations. For the year ended December 31, 2020, the Master Portfolio paid BTC $86,850 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2020, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of MIP are directors and/or officers of BlackRock or its affiliates.

7.	PURCHASES AND SALES

For the year ended December 31, 2020, purchases and sales of investments, excluding short-term investments, were $861,759,751 and $763,083,167, respectively.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements  (continued)

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of December 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Amounts

Tax cost	$568,853,216

Gross unrealized appreciation	$192,767,078
Gross unrealized depreciation	(30,892,814)

Net unrealized appreciation (depreciation)	$161,874,264

9.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2020, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

40	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The price the Master Portfolio could receive upon the sale of any particular portfolio investment may differ from the Master Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Portfolio’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Master Portfolio, and the Master Portfolio could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Master Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Master Portfolio’s portfolio are disclosed in its Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Master Portfolio may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Master Portfolio is uncertain.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

Master Investment Portfolio and Investors of Diversified Equity Master Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Diversified Equity Master Portfolio (one of the series constituting Master Investment Portfolio, referred to hereafter as the “Master Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

42	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Master Investment Portfolio (“MIP”) has adopted and implemented a liquidity risk management program (the “Program”) for Diversified Equity Master Portfolio (the “Fund”), a series of MIP, which is reasonably designed to assess and manage the Fund’s liquidity risk.

The Board of Trustees (the “Board”) of MIP, on behalf of the Fund, met on November 10-11, 2020 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2019 through September 30, 2020 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus outbreak on the Funds and the overall market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	43

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	33 RICs consisting of 159 Portfolios	None

Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	33 RICs consisting of 159 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019.	33 RICs consisting of 159 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	33 RICs consisting of 159 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	33 RICs consisting of 159 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	33 RICs consisting of 159 Portfolios	None

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Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	33 RICs consisting of 159 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; WABCO (commercial vehicle safety systems); Sealed Air Corp. (packaging)

Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989.	33 RICs consisting of 159 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	33 RICs consisting of 159 Portfolios	None

Joseph P. Platt 1947	Trustee (Since 2009)

General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health

International (non-profit) since 2015.

			33 RICs consisting of 159 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter- Tel from 2006 to 2007.	33 RICs consisting of 159 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	45

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	33 RICs consisting of 159 Portfolios	None

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	117 RICs consisting of 267 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	118 RICs consisting of 268 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of MIP based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

46	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Neal J. Andrews 1966	Chief Financial Officer (Since 2009)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.

Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of MIP serve at the pleasure of the Board.

Further information about MIP’s Trustees and Officers is available in the MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Neal J. Andrews retired as the Chief Financial Officer effective December 31, 2020, and Trent Walker was elected as the Chief Financial Officer effective January 1, 2021.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	47

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Master Portfolio will be required to implement and comply with Rule 18f-4 by the third quarter of 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports and other information regarding the Master Portfolio may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Master Portfolio and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Master Portfolio will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Master Portfolio at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Master Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Master Portfolio’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Master Portfolio makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Master Portfolio voted proxies relating to securities held in the Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

48	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Master Portfolio and Service Providers

Investment Adviser	Independent Registered Public Accounting Firm
BlackRock Fund Advisors	PricewaterhouseCoopers LLP
San Francisco, CA 94105	Philadelphia, PA 19103

Administrator	Legal Counsel
BlackRock Advisors, LLC	Sidley Austin LLP
Wilmington, DE 19809	New York, NY 10019

Accounting Agent and Custodian	Address of MIP
State Street Bank and Trust Company	400 Howard Street
Boston, MA 02111	San Francisco, CA 94105

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	49

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

NOK	Norwegian Krone

NZD	New Zealand Dollar

SEK	Swedish Krona

SGD	Singapore Dollar

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

MSCI	Morgan Stanley Capital International

MTN	Medium-Term Note

NVDR	Non-Voting Depositary Receipt

PCL	Public Company Limited

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SAB	Special Assessment Bonds

SCA	Svenska Celluosa Aktiebolaget

SRF	State Revolving Fund

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Master Portfolio Information as of December 31, 2020	International Tilts Master Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Nestle SA, Registered Shares	3%
Roche Holding AG	2
Keyence Corp.	1
LVMH Moet Hennessy Louis Vuitton SE	1
SAP SE	1
Novo Nordisk A/S, Class B	1
AstraZeneca PLC	1
Recruit Holdings Co. Ltd.	1
ASML Holding NV	1
adidas AG	1

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets

Japan	25%
France	11
United Kingdom	10
Germany	10
Switzerland	9
Australia	7
Netherlands	6
United States	6
Hong Kong	3
Sweden	3
Denmark	3
Italy	2
Spain	2
Finland	1
Singapore	1
Ireland	1
Norway	1
Belgium	1
Austria	1
Other#	— (a)
Liabilities in Excess of Other Assets	(3)

(a)	Rounds to less than 1% of net assets.
#	Includes holdings within countries that are 1% or less of net assets. Please refer to the Schedule of Investments for such countries.

Derivative Financial Instruments

International Tilts Master Portfolio (the “Master Portfolio”) may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Master Portfolio Notes to Financial Statements.

P O R T F O L I O I N F O R M A T I O N / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	1

Schedule of Investments December 31, 2020	International Tilts Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 7.1%
Afterpay Ltd.(a)	1,604	$145,813
Alumina Ltd.	29,203	41,405
Appen Ltd.	1,024	19,551
Aristocrat Leisure Ltd.	44,333	1,064,478
ASX Ltd.	262	14,540
Atlas Arteria Ltd.	9,214	46,332
Australia & New Zealand Banking Group Ltd.	45,410	796,861
Bendigo & Adelaide Bank Ltd.	16,951	122,119
BHP Group Ltd.	60,165	1,965,864
BHP Group PLC	22,149	584,831
Brambles Ltd.	47,113	386,434
Challenger Ltd.(a)	6,895	34,262
CIMIC Group Ltd.(a)	5,510	103,644
Cochlear Ltd.	2,837	413,962
Commonwealth Bank of Australia	11,105	705,856
Corporate Travel Management Ltd.(a)	1,055	14,336
CSL Ltd.	6,616	1,445,546
Deterra Royalties Ltd.(a)	20,357	75,332
Downer EDI Ltd.(a)	5,042	20,718
Flight Centre Travel Group Ltd.(a)	4,256	52,226
Fortescue Metals Group Ltd.	4,031	72,810
Glencore PLC(a)	82,906	263,292
Goodman Group	63,968	935,050
IDP Education Ltd.(a)	4,743	72,699
IGO Ltd.	9,360	46,130
Iluka Resources Ltd.(a)	107,673	540,676
Insurance Australia Group Ltd.(a)	89,771	325,785
IOOF Holdings Ltd.	53,203	144,259
Lendlease Corp Ltd.	5,326	53,850
Macquarie Group Ltd.	9,756	1,041,349
Mineral Resources Ltd.	7,692	222,398
National Australia Bank Ltd.	15,065	262,641
Northern Star Resources Ltd.	4,624	45,195
Oil Search Ltd.(a)	44,295	126,947
Orica Ltd.	1,832	21,427
OZ Minerals Ltd.	5,158	75,350
Perpetual Ltd.	5,356	143,640
Ramsay Health Care Ltd.(a)	4,384	210,655
REA Group Ltd.	217	24,857
Scentre Group(a)	90,984	195,433
SEEK Ltd.(a)	17,255	378,313
Sims Ltd(a)	1,475	15,252
South32 Ltd.	23,981	45,832
St Barbara Ltd.	38,711	70,417
Tabcorp Holdings Ltd.(a)	39,719	119,583
Technology One Ltd.	4,415	27,945
Transurban Group	32,503	342,510
Treasury Wine Estates Ltd.	15,339	110,960
Vicinity Centres	26,738	33,061
Westpac Banking Corp.	90,987	1,354,007
WiseTech Global Ltd.	3,406	80,944
Woodside Petroleum Ltd.	8,871	155,648
Worley Ltd.	7,424	65,573

		15,678,598

Austria — 0.4%
ams AG(a)	2,082	45,366

Security	Shares	Value

Austria (continued)
Erste Group Bank AG(a)	12,663	$385,749
Raiffeisen Bank International AG(a)	18,451	374,954
Vienna Insurance Group AG Wiener Versicherung Gruppe	1,945	49,423

		855,492

Belgium — 0.4%
Anheuser-Busch InBev SA/NV(a)	4,610	321,624
Elia Group SA/NV	336	40,105
Euronav NV	3,279	26,530
UCB SA	2,064	213,206
Umicore SA	5,699	273,923
Warehouses De Pauw CVA	1,997	69,233

		944,621

China — 0.2%
Budweiser Brewing Co. APAC Ltd.(b)	15,400	50,871
Yangzijiang Shipbuilding Holdings Ltd.	446,400	322,704

		373,575

Denmark — 3.1%
Chr Hansen Holding A/S(a)	10,026	1,035,903
Coloplast A/S, Class B	1,571	240,251
DSV Panalpina A/S	1,724	289,739
Genmab A/S(a)	1,121	454,559
Jyske Bank AS(a)	1,024	39,101
Novo Nordisk A/S, Class B	34,298	2,392,599
Novozymes A/S, B Shares	7,106	404,757
Orsted A/S(b)	4,144	847,884
Rockwool International AS, -B Shares	345	129,118
Vestas Wind Systems A/S	3,842	907,593

		6,741,504

Finland — 1.2%
Kesko OYJ, -B Shares	13,766	353,326
Kojamo OYJ	7,291	161,825
Kone OYJ, Class B	1,874	152,694
Metso Outotec Oyj	3,154	31,691
Neste OYJ	6,933	503,362
Nokia OYJ(a)	77,492	299,299
Nordea Bank Abp(a)	77,022	631,225
Sampo OYJ, A Shares	12,033	514,453
Wartsila OYJ Abp	1,198	11,990

		2,659,865

France — 11.2%
Adevinta ASA(a)	7,041	118,359
Air Liquide SA	6,928	1,135,824
Airbus SE(a)	5,206	571,328
Alstom SA(a)	4,980	283,656
Amundi SA(a)(b)	5,995	488,604
AXA SA	21,701	520,441
BNP Paribas SA(a)	15,254	805,292
Casino Guichard Perrachon SA(a)	4,691	144,206
Christian Dior SE	201	111,628
Cie de Saint-Gobain(a)	9,303	427,867
CNP Assurances(a)	19,302	313,600
Credit Agricole SA(a)	6,143	77,659
Danone SA	11,693	769,471
Dassault Systemes SE	9,375	1,901,432
Electricite de France SA(a)	13,893	219,847

2	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	International Tilts Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Engie SA(a)	30,110	$461,587
EssilorLuxottica SA	472	73,554
Eutelsat Communications SA	12,339	139,584
Faurecia SE(a)	2,858	146,434
Gaztransport Et Technigaz SA	534	51,733
Hermes International	1,669	1,794,639
Ipsen SA	2,864	236,819
JCDecaux SA(a)	1,979	45,143
Kering SA	1,449	1,051,588
Klepierre SA	1,958	44,161
Legrand SA	10,166	909,415
L’Oreal SA(c)	3,714	1,417,084
LVMH Moet Hennessy Louis Vuitton SE	4,859	3,041,739
Natixis SA(a)	62,244	213,280
Nexans SA(a)	1,228	88,858
Orange SA	13,386	159,361
Peugeot SA(a)	8,223	225,192
Renault SA(a)	5,705	249,719
Rexel SA(a)	15,649	246,994
Safran SA(a)	3,386	479,910
Sanofi	10,200	988,615
Schneider Electric SE	9,076	1,311,731
Societe Generale SA(a)	61,404	1,276,504
Total SA	10,467	451,779
Ubisoft Entertainment SA(a)	3,562	343,265
Unibail-Rodamco-Westfield(a)(c)	3,850	299,857
Valeo SA	5,892	232,405
Vinci SA(a)	7,829	779,841
Worldline SA(a)(b)	638	61,980

		24,711,985

Germany — 9.2%
1&1 Drillisch AG	484	12,070
adidas AG(a)	5,591	2,034,032
Allianz SE, Registered Shares	4,597	1,129,358
alstria office REIT-AG	11,672	212,357
Aroundtown SA	22,380	166,864
Aurubis AG	428	33,400
BASF SE	13,568	1,072,451
Bayer AG, Registered Shares	6,100	359,358
Bayerische Motoren Werke AG	5,410	477,468
Beiersdorf AG	16,564	1,904,191
CompuGroup Medical SE & Co KgaA	1,190	114,823
Covestro AG(b)	3,950	243,373
Daimler AG, Registered Shares	12,805	907,609
Deutsche Post AG, Registered Shares	15,478	766,714
Deutsche Wohnen SE	1,330	70,962
DWS Group GmbH & Co. KGaA(b)	1,008	42,854
E.ON SE	112,399	1,244,621
Fielmann AG(a)	1,299	105,451
Hella GmbH & Co. KGaA(a)	1,424	92,026
HelloFresh SE(a)(c)	1,790	138,460
HUGO BOSS AG	18,508	615,000
Infineon Technologies AG	20,053	765,796
Jenoptik AG	2	61
KION Group AG	851	73,800
Knorr-Bremse AG	1,804	246,127
LEG Immobilien AG	692	107,360
Merck KGaA	241	41,335
Puma SE(a)	6,270	705,544
Rational AG	78	72,562
RWE AG	10,666	451,249

Security	Shares	Value

Germany (continued)
SAP SE	21,910	$2,837,754
Schaeffler AG	1,613	13,469
Scout24 AG(b)	204	16,670
Siemens AG, Registered Shares	11,690	1,683,902
Siemens Healthineers AG(b)	2,642	135,961
Talanx AG(a)	788	30,640
thyssenkrupp AG(a)	8,841	87,606
TUI AG	7,239	45,470
Varta AG(a)(c)	927	133,655
Volkswagen AG	2,484	517,922
Vonovia SE	5,042	368,238
Wacker Chemie AG	655	93,839

		20,172,402

Hong Kong — 3.3%
AIA Group Ltd.	113,800	1,386,780
BOC Hong Kong Holdings Ltd.	210,500	638,073
Cathay Pacific Airways Ltd.(a)	42,000	38,902
CK Asset Holdings Ltd.	46,500	237,936
CLP Holdings Ltd.	44,000	406,852
ESR Cayman Ltd.(a)(b)	13,000	46,666
Hang Lung Group Ltd.	5,000	12,429
Hang Seng Bank Ltd.(c)	18,800	324,451
Henderson Land Development Co. Ltd.	55,404	215,225
Hong Kong & China Gas Co. Ltd.(c)	10,000	14,961
Hong Kong Exchanges & Clearing Ltd.	7,600	416,873
Hongkong Land Holdings Ltd.	31,800	131,339
Hysan Development Co. Ltd.	3,000	10,988
Jardine Strategic Holdings Ltd.	2,500	62,200
Kerry Properties Ltd.	134,500	340,187
Link REIT	35,800	325,127
Man Wah Holdings Ltd.(c)	109,200	236,875
MTR Corp. Ltd.	53,500	299,206
New World Development Co. Ltd.(c)	61,000	283,797
NWS Holdings Ltd.	11,000	10,221
Sun Hung Kai Properties Ltd.	30,500	390,064
Swire Pacific Ltd., Class A	29,500	162,498
Swire Properties Ltd.	126,600	368,081
Techtronic Industries Co. Ltd.	52,500	750,405
Vitasoy International Holdings Ltd.	4,000	15,581
Wharf Real Estate Investment Co. Ltd.(c)	30,000	155,913

		7,281,630

Ireland — 0.8%
Experian PLC	33,606	1,276,646
Flutter Entertainment PLC(a)	954	193,982
Kingspan Group PLC(a)	3,295	231,054
Smurfit Kappa Group PLC	2,038	94,709

		1,796,391

Israel — 0.3%
Bank Hapoalim BM(a)	38,397	263,720
Bank Leumi Le-Israel BM	19,483	115,003
Isracard Ltd.	270	915
Israel Discount Bank Ltd., Class A	15,246	58,866
Mizrahi Tefahot Bank Ltd.	1,725	40,016
Nice Ltd.(a)	523	147,966
Plus500 Ltd.	1,076	21,317
Shapir Engineering and Industry Ltd.	1,403	10,669
Strauss Group Ltd.	460	13,799
Teva Pharmaceutical Industries Ltd.(a)	9,409	90,901

		763,172

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	3

Schedule of Investments (continued) December 31, 2020	International Tilts Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Italy — 2.1%
Assicurazioni Generali SpA	48,222	$844,290
Banca Generali SpA(a)	2,341	78,297
Banca Mediolanum SpA(a)	7,081	61,515
BPER Banca(a)	8,121	14,805
DiaSorin SpA	77	16,077
Enel SpA	118,640	1,207,130
Ferrari NV	1,197	277,634
Infrastrutture Wireless Italiane SpA(b)	2,070	25,094
Interpump Group SpA	3,658	181,082
Intesa Sanpaolo SpA(a)	93,913	221,984
Italgas SpA	13,659	87,008
Leonardo SpA	3,087	22,313
Pirelli & C SpA(a)(b)	27,183	147,362
Prysmian SpA	5,846	208,074
Saipem SpA	4,488	12,183
Telecom Italia SpA/Milano	75,527	39,354
UniCredit SpA(a)	109,825	1,028,994
Unipol Gruppo SpA(a)	40,635	195,268
UnipolSai Assicurazioni SpA	4,306	11,418

		4,679,882

Japan — 25.0%
Advantest Corp.	5,000	374,509
AEON Financial Service Co. Ltd.	1,000	11,994
Amada Co. Ltd.	11,000	121,046
ANA Holdings, Inc.(a)	7,400	163,507
Anritsu Corp.	1,800	40,183
Aozora Bank Ltd.	2,000	36,982
Asahi Group Holdings Ltd.(c)	23,100	951,309
Asahi Intecc Co. Ltd.	1,400	51,135
Asahi Kasei Corp.	23,300	238,828
Astellas Pharma, Inc.	58,400	904,252
Bandai Namco Holdings, Inc.	600	51,960
BASE Inc.(a)	700	66,254
Benesse Holdings, Inc.	6,600	128,941
Bengo4.com Inc.(a)	200	19,789
Bridgestone Corp.(c)	18,400	603,444
Canon, Inc.(c)	27,700	536,619
Central Japan Railway Co.	2,600	367,649
Change Inc.(a)	1,000	34,179
Chugai Pharmaceutical Co. Ltd.	9,100	485,532
Credit Saison Co. Ltd.	2,400	27,631
Dai Nippon Printing Co. Ltd.	2,400	43,170
Daicel Corp.	4,300	31,430
Daifuku Co. Ltd.	200	24,749
Daiichi Sankyo Co. Ltd.	16,700	572,312
Daikin Industries Ltd.	1,000	222,467
Daito Trust Construction Co. Ltd.	900	84,109
Daiwa House Industry Co. Ltd.	14,400	428,151
Dentsu Group, Inc.(c)	4,500	133,928
DIC Corp.(c)	6,700	169,421
Dip Corp.	1,100	29,393
Disco Corp.	100	33,703
Dowa Holdings Co. Ltd.	400	14,500
Eisai Co. Ltd.	4,500	321,809
Electric Power Development Co. Ltd.	7,900	109,021
FANUC Corp.	6,400	1,579,834
Fast Retailing Co. Ltd.	2,200	1,972,694
Fuji Media Holdings, Inc.	4,100	43,759
FUJIFILM Holdings Corp.	12,100	638,299
Glory Ltd.	100	2,020
Haseko Corp.	1,500	17,217

Security	Shares	Value

Japan (continued)
Hitachi Capital Corp.	600	$14,517
Hitachi Construction Machinery Co. Ltd.	600	17,060
Hitachi Ltd.	300	11,841
Hitachi Transport System Ltd.	700	20,858
Honda Motor Co. Ltd.	8,500	239,838
Hoshizaki Corp.	300	27,547
Hoya Corp.	4,400	609,377
Inpex Corp.(c)	29,500	159,073
Isuzu Motors Ltd.	3,200	30,463
Japan Airlines Co. Ltd.(a)	16,900	325,905
Japan Post Bank Co. Ltd.	10,300	84,662
Japan Post Holdings Co. Ltd.	152,900	1,190,959
Japan Post Insurance Co. Ltd.	1,400	28,706
Japan Tobacco, Inc.(c)	46,400	945,964
JMDC Inc.(a)	500	28,389
JTEKT Corp.	4,700	36,498
Kakaku.com, Inc.	2,000	54,747
Kamigumi Co. Ltd.	600	10,961
Kaneka Corp.	5,000	175,170
Kansai Paint Co. Ltd.	6,700	206,530
Kao Corp.	20,800	1,606,928
KDDI Corp.	33,700	999,213
Keyence Corp.	5,500	3,093,841
Kirin Holdings Co. Ltd.	700	16,529
Kobayashi Pharmaceutical Co. Ltd.	100	12,223
Kobe Bussan Co. Ltd.	1,300	39,942
Koito Manufacturing Co. Ltd.	900	61,250
Komatsu Ltd.	800	22,079
Konica Minolta, Inc.	64,100	245,452
Kubota Corp.(c)	9,500	207,552
Kyocera Corp.	900	55,241
Kyoritsu Maintenance Co. Ltd.	600	22,376
Kyushu Railway Co.	7,900	170,426
Lasertec Corp.	100	11,737
Lintec Corp.	3,500	77,385
M3, Inc.	8,800	831,312
Medley Inc.(a)	500	22,024
MINEBEA MITSUMI, Inc.	800	15,916
Mitsubishi Materials Corp.	8,400	176,955
Mitsubishi UFJ Financial Group, Inc.	80,600	356,866
Mitsubishi UFJ Lease & Finance Co. Ltd.	93,800	450,417
Mitsui Fudosan Co. Ltd.	3,000	62,819
Mitsui Mining & Smelting Co. Ltd.	1,000	36,754
Mizuho Financial Group, Inc.	14,800	187,844
MonotaRO Co. Ltd.	3,800	192,997
MS&AD Insurance Group Holdings, Inc.	9,800	298,165
Murata Manufacturing Co. Ltd.	11,400	1,032,036
Nagase & Co. Ltd.	600	8,770
Nexon Co. Ltd.	24,500	755,945
Nidec Corp.	13,500	1,707,857
Nifco, Inc.	300	11,765
Nihon Kohden Corp.	2,100	78,211
Nihon M&A Center Inc.	600	40,124
Nikon Corp.(c)	8,900	56,229
Nintendo Co. Ltd.	1,700	1,091,300
Nippon Paint Holdings Co. Ltd.	4,300	472,494
Nippon Shinyaku Co. Ltd.	500	32,820
Nippon Shokubai Co. Ltd.	600	33,646
Nippon Telegraph & Telephone Corp.	45,900	1,177,747
Nippon Television Holdings, Inc.	2,900	31,615
Nisshin Seifun Group, Inc.	5,400	86,020
Nitto Denko Corp.	500	44,790

4	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	International Tilts Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
NTT Data Corp.	6,200	$84,867
Obic Co. Ltd.	1,900	381,858
Omron Corp.	6,100	544,554
Oracle Corp. Japan	400	52,142
Oriental Land Co. Ltd.	4,300	710,495
ORIX Corp.	1,000	15,384
Otsuka Holdings Co. Ltd.	2,500	107,116
Panasonic Corp.	1,500	17,486
PeptiDream, Inc.(a)	3,100	157,688
Pola Orbis Holdings, Inc.	22,000	446,744
Rakus Co. Ltd.	1,800	41,690
Recruit Holdings Co. Ltd.	50,800	2,133,749
RENOVA Inc.(a)	800	30,805
Resona Holdings, Inc.	55,900	195,693
Resorttrust, Inc.	1,300	18,602
Ricoh Co. Ltd.	20,100	132,175
Rohm Co. Ltd.	2,500	242,352
Ryohin Keikaku Co. Ltd.	12,000	245,575
Sankyu Inc.	700	26,470
Sawai Pharmaceutical Co. Ltd.	500	22,692
SCREEN Holdings Co. Ltd.	800	58,996
SCSK Corp.	900	51,467
Seiko Epson Corp.	1,600	23,776
Seino Holdings Co Ltd.	1,100	15,523
Sekisui House Ltd.	1,300	26,483
Seria Co. Ltd.	400	14,684
Seven & i Holdings Co. Ltd.	10,800	382,434
Shimadzu Corp.	2,800	108,836
Shimano, Inc.	1,300	304,302
Shin-Etsu Chemical Co. Ltd.	1,100	193,067
Shinsei Bank Ltd.	8,000	98,831
Shionogi & Co. Ltd.	8,900	486,577
Shiseido Co. Ltd.	600	41,535
Shizuoka Bank Ltd.	2,500	18,351
SMC Corp.	2,000	1,221,474
Softbank Corp.	38,900	488,272
SoftBank Group Corp.	21,300	1,653,626
Sojitz Corp.	34,700	77,489
Sony Corp.	13,700	1,380,522
Subaru Corp.	2,300	46,021
Sumitomo Chemical Co. Ltd.	81,900	330,121
Sumitomo Corp.	50,800	673,250
Sumitomo Heavy Industries Ltd.	1,900	46,962
Sumitomo Mitsui Financial Group, Inc.	47,600	1,475,512
Sumitomo Mitsui Trust Holdings, Inc.	10,400	320,889
Sumitomo Rubber Industries Ltd.(c)	47,700	410,423
Suntory Beverage & Food Ltd.	9,800	347,110
Suzuki Motor Corp.	200	9,271
Sysmex Corp.	3,900	469,273
Takeda Pharmaceutical Co. Ltd.	19,800	716,549
TBS Holdings, Inc.	800	14,070
Terumo Corp.	4,800	200,862
Tokai Carbon Co. Ltd.(c)	500	6,260
Tokio Marine Holdings, Inc.	3,800	195,782
Tokyo Electron Ltd.	2,200	821,838
Toray Industries, Inc.	4,900	29,064
Toshiba Corp.	7,900	221,266
Toyota Motor Corp.	20,000	1,543,401
Trend Micro, Inc.(a)	600	34,544
TS Tech Co. Ltd.	4,400	135,893
Unicharm Corp.	14,500	687,677
Ushio, Inc.	1,400	18,237

Security	Shares	Value

Japan (continued)
Yakult Honsha Co. Ltd.	15,200	$766,564
Yamada Holdings Co. Ltd.	43,600	231,648
Yamaguchi Financial Group, Inc.	4,800	27,097
Yamaha Corp.	1,500	88,386
Yaskawa Electric Corp.	10,200	508,524
Yokogawa Electric Corp.	4,900	97,731
Z Holdings Corp.	58,300	352,787
Zeon Corp.	5,600	80,445

		55,004,245

Luxembourg(a) — 0.1%
Eurofins Scientific SE	1,836	153,934
RTL Group SA	448	21,795

		175,729

Macau — 0.2%
Sands China Ltd.(a)	112,000	489,148

Malaysia — 0.0%
Lynas Corp. Ltd.(a)	12,449	38,357

Malta — 0.0%
Kindred Group PLC(a)	1,292	12,641

Mexico — 0.0%
Fresnillo PLC	1,286	19,863

Netherlands — 5.9%
ABN AMRO Bank NV(a)(b)	84,064	823,734
Aegon NV	255,327	1,018,465
Argenx SE(a)	264	77,796
ASML Holding NV	4,287	2,075,667
ASR Nederland NV	6,085	243,467
Euronext NV(b)	2,652	292,117
EXOR NV	994	80,740
Flow Traders(b)	848	28,074
Heineken NV(a)	338	37,666
ING Groep NV(a)	136,496	1,269,118
Koninklijke DSM NV	6,465	1,111,794
Koninklijke Philips NV(a)	15,979	860,749
Koninklijke Vopak NV	7,512	394,521
NN Group NV	2,547	110,107
Prosus NV	13,394	1,446,267
QIAGEN NV(a)	820	42,524
Royal Dutch Shell PLC, A Shares	153,168	2,652,844
SBM Offshore NV	6,278	118,603
Shop Apotheke Europe NV(a)(b)	144	26,071
Signify NV(a)(b)	5,218	219,084
Wolters Kluwer NV	506	42,690

		12,972,098

New Zealand — 0.3%
a2 Milk Co. Ltd.(a)	35,332	311,347
Auckland International Airport Ltd.(a)	1,737	9,499
Fisher & Paykel Healthcare Corp. Ltd.	10,919	259,312
Vector Ltd.	5,687	17,412
Xero Ltd.(a)	92	10,442

		608,012

Norway — 0.6%
Aker Carbon Capture AS(a)	9	19
Aker Offshore Wind Holding AS(a)	9	11
Aker Solutions ASA(a)	13	25
DNB ASA(a)	19,764	387,287
Dolphin Drilling ASA(a)(c)(d)	8	—
Equinor ASA	37,693	636,125

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	5

Schedule of Investments (continued) December 31, 2020	International Tilts Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Norway (continued)
NEL ASA(a)	29,049	$98,293
Schibsted ASA, B Shares(a)	338	12,547
Telenor ASA	5,288	89,762

		1,224,069

Portugal — 0.3%
EDP - Energias de Portugal SA	52,765	331,180
Galp Energia SGPS SA	27,319	289,483

		620,663

Singapore — 1.0%
Ascendas Real Estate Investment Trust	114,600	258,705
CapitaLand Integrated Commercial Trust	27,800	45,465
CapitaLand Ltd.	31,700	78,656
City Developments Ltd.	900	5,425
DBS Group Holdings Ltd.	21,100	399,860
Frasers Logistics & Industrial Trust(c)	9,700	10,369
Jardine Cycle & Carriage Ltd.	21,100	312,594
Keppel Corp. Ltd.(c)	2,900	11,810
Mapletree Industrial Trust	5,100	11,163
Oversea-Chinese Banking Corp. Ltd.(c)	14,300	108,973
SATS Ltd.(a)	5,500	16,595
Singapore Airlines Ltd.(a)(c)	113,400	367,952
Singapore Press Holdings Ltd.(c)	44,700	38,239
Singapore Technologies Engineering Ltd.(c)	34,300	99,267
Singapore Telecommunications Ltd.	116,800	203,949
United Overseas Bank Ltd.	15,600	265,893

		2,234,915

South Africa — 0.0%
Anglo American PLC	430	14,200

Spain — 2.1%
Acciona SA	74	10,589
Aena SME SA(a)(b)	545	94,748
Amadeus IT Group SA(a)	1,877	138,555
Banco Bilbao Vizcaya Argentaria SA(a)	27,573	136,668
Banco Santander SA(a)	163,438	509,655
CaixaBank SA	11,829	30,404
Cellnex Telecom SA(b)	2,582	155,057
EDP Renovaveis SA	3,431	95,566
Grifols SA	1,023	29,868
Iberdrola SA	87,790	1,261,568
Industria de Diseno Textil SA	40,549	1,287,017
Mapfre SA	4,055	7,925
Mediaset Espana Comunicacion SA(a)	9	47
Naturgy Energy Group SA	7,707	179,219
Pharma Mar SA	199	17,396
Repsol SA	28,149	283,576
Siemens Gamesa Renewable Energy SA	6,587	267,474
Zardoya Otis SA	2,011	14,127

		4,519,459

Sweden — 3.1%
Assa Abloy AB, Class B	19,587	484,034
Atlas Copco AB, A Shares	49,738	2,404,604
Boliden AB	16,116	571,753
Elekta AB, -B Shares	447	5,988
Epiroc AB, Class A	20,708	376,362
Epiroc AB, Class B	10,152	171,383
EQT AB	6,226	158,039
Hennes & Mauritz AB, B Shares(a)	23,603	495,476
Investor AB, B Shares(a)	5,498	400,163
Kinnevik AB, Class B	8,495	426,760

Security	Shares	Value

Sweden (continued)
L E Lundbergforetagen AB, B Shares(a)	6,065	$325,380
Loomis AB	1,491	40,992
Pandox AB(a)	6,035	105,898
Samhallsbyggnadsbolaget i Norden AB	49,890	174,630
SSAB AB, -A Shares(a)	24,757	87,761
Stillfront Group AB(a)	2,940	35,680
Svenska Cellulosa AB SCA, Class B(a)	13,626	238,239
Svenska Handelsbanken AB, A Shares(a)	20,748	209,140
Swedish Match AB	1,033	80,389
Swedish Orphan Biovitrum AB(a)	5,075	102,131
Telefonaktiebolaget LM Ericsson, B Shares	2,082	24,766

		6,919,568

Switzerland — 8.7%
ABB Ltd., Registered Shares	3,410	95,648
Cembra Money Bank AG	488	59,107
Cie Financiere Richemont SA, Class A, Registered Shares	12,907	1,166,044
Credit Suisse Group AG, Registered Shares	92,440	1,193,481
Givaudan SA, Registered Shares	422	1,785,407
Kuehne + Nagel International AG, Registered Shares	1,197	271,621
Lonza Group AG, Registered Shares	1,073	691,191
Nestle SA, Registered Shares	47,734	5,642,696
Novartis AG, Registered Shares	16,091	1,515,094
Roche Holding AG	9,931	3,458,952
SGS SA, Registered Shares	72	217,035
SIG Combibloc Group AG	2,476	57,650
Sika AG, Registered Shares(c)	5,249	1,430,842
STMicroelectronics NV	13,216	488,936
Swiss Re AG	8,077	760,960
UBS Group AG, Registered Shares	27,691	389,884

		19,224,548

Ukraine — 0.0%
Network International Holdings PLC(a)(b)	16,537	74,511

United Kingdom — 10.1%
3i Group PLC	6,618	104,676
Abcam PLC(a)	2,506	53,118
Associated British Foods PLC(a)	1	31
AstraZeneca PLC	21,498	2,143,636
Auto Trader Group PLC(a)(b)	47,431	386,076
Aviva PLC	23,835	106,019
Babcock International Group PLC(a)	6,887	26,317
Barclays PLC(a)	17,346	34,798
BP PLC	73,633	254,088
British American Tobacco PLC	25,073	931,133
Britvic PLC	1,053	11,697
BT Group PLC(a)	231,102	416,552
Burberry Group PLC(a)	4,724	115,361
Centrica PLC(a)	110,556	70,150
Compass Group PLC(a)	11,937	222,641
ConvaTec Group PLC(b)	39,309	107,080
Croda International PLC	121	10,881
DCC PLC	668	47,269
Dechra Pharmaceuticals PLC	649	30,566
Diageo PLC	42,753	1,691,683
Dunelm Group PLC(a)	15,578	257,919
easyJet PLC(a)	6,334	71,886
Fiat Chrysler Automobiles NV(a)	1,172	21,173
GlaxoSmithKline PLC	68,045	1,245,085
HomeServe PLC	18,331	256,670
Howden Joinery Group PLC(a)	55,486	522,701

6	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	International Tilts Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
HSBC Holdings PLC(a)	208,003	$1,074,385
IG Group Holdings PLC	5,261	61,802
Imperial Brands PLC	19,176	402,209
Informa PLC(a)	78,310	585,553
J Sainsbury PLC	155,291	477,319
JD Sports Fashion PLC(a)	35,229	413,879
JET2 PLC(a)	898	17,516
John Wood Group PLC(a)	6,126	25,842
Johnson Matthey PLC	6,055	200,606
KAZ Minerals PLC	4,454	39,977
Kingfisher PLC(a)	21,814	80,606
Lloyds Banking Group PLC(a)	2,116,576	1,055,236
M&G PLC	20,261	54,688
Marks & Spencer Group PLC(a)	224,928	417,215
Meggitt PLC(a)	21,196	134,788
Ocado Group PLC(a)	8,834	276,240
Prudential PLC	29,727	546,619
Reckitt Benckiser Group PLC	5,746	512,855
RELX PLC	22,969	561,992
Rentokil Initial PLC(a)	26,271	183,166
Rightmove PLC(a)	30,505	271,030
Rio Tinto PLC	7,699	579,528
Rolls-Royce Holdings PLC(a)	253,140	383,108
Royal Mail PLC(a)	5,688	26,216
Smith & Nephew PLC	4,499	93,455
Smiths Group PLC	31,570	649,364
Smithson Investment Trust PLC(a)	876	20,482
Spirax-Sarco Engineering PLC	218	33,651
SSE PLC	18,298	374,801
Standard Chartered PLC(a)	23,922	151,903
Subsea 7 SA(a)	1,644	16,892
Tesco PLC	237,812	750,479
Travis Perkins PLC(a)	3,213	59,154
Unilever PLC	26,272	1,575,628
Victrex PLC	284	9,085
Virgin Money UK PLC(a)	8,860	16,245
WH Smith PLC(a)	13,938	287,423
Whitbread PLC(a)	2,046	86,662
Wm Morrison Supermarkets PLC	241,454	584,247

		22,231,052

Total Common Stocks — 96.7% (Cost: $178,331,719)		213,042,195

Preferred Securities

Preferred Stocks — 0.7%

Germany — 0.7%
Bayerische Motoren Werke AG, Preference Shares	385	25,936

Security	Shares	Value

Germany (continued)
Porsche Automobil Holding SE, Preference Shares	1,759	$121,506
Volkswagen AG, Preference Shares	7,315	1,367,054

		1,514,496

Total Preferred Securities — 0.7% (Cost: $1,385,406)		1,514,496

Rights

Spain — 0.0%
Repsol SA, (Expires 01/26/21)(a)	31,259	10,719

Total Rights — 0.0% (Cost: $10,970)		10,719

Warrants

Switzerland — 0.0%
Cie Financiere Richemont SA, (Expires 09/13/23)(a)	52,820	13,723

Total Warrants — 0.0% (Cost: $ — )		13,723

Total Long-Term Investments — 97.4% (Cost: $179,728,095)		214,581,133

Short-Term Securities

Money Market Funds — 5.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.21%(e)(f)(g)	6,177,084	6,180,790
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.05%(e)(f)	5,615,009	5,615,009

Total Short-Term Securities — 5.4% (Cost: $11,793,962)		11,795,799

Total Investments — 102.8% (Cost: $191,522,057)		226,376,932

Liabilities in Excess of Other Assets — (2.8)%		(6,163,221)

Net Assets — 100.0%		$220,213,711

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Master Portfolio.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments (continued) December 31, 2020	International Tilts Master Portfolio

Affiliates

Investments in issuers considered to be affiliate(s) of the Master Portfolio during the year ended December 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/20	Shares Held at 12/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$3,503,622	$2,678,091	(a)	$—	$(2,262)	$1,339	$6,180,790	6,177,084	$36,350	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,224,018	4,390,991	(a)	—	—	—	5,615,009	5,615,009	12,516		—

					$(2,262)	$1,339	$11,795,799		$48,866		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE Index	48	03/19/21	$5,114	$47,766

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$47,766	$—	$—	$—	$47,766

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Master Portfolio Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

For the year ended December 31, 2020, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$139,018	$—	$—	$—	$139,018

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$57,956	$—	$—	$—	$57,956

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$5,453,819

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

8	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	International Tilts Master Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Master Portfolio’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Australia	$75,332	$15,603,266	$—	$15,678,598
Austria	49,423	806,069	—	855,492
Belgium	—	944,621	—	944,621
China	—	373,575	—	373,575
Denmark	—	6,741,504	—	6,741,504
Finland	—	2,659,865	—	2,659,865
France	111,628	24,600,357	—	24,711,985
Germany	572,489	19,599,913	—	20,172,402
Hong Kong	62,200	7,219,430	—	7,281,630
Ireland	325,763	1,470,628	—	1,796,391
Israel	—	763,172	—	763,172
Italy	—	4,679,882	—	4,679,882
Japan	—	55,004,245	—	55,004,245
Luxembourg	153,934	21,795	—	175,729
Macau	—	489,148	—	489,148
Malaysia	—	38,357	—	38,357
Malta	—	12,641	—	12,641
Mexico	—	19,863	—	19,863
Netherlands	543,472	12,428,626	—	12,972,098
New Zealand	—	608,012	—	608,012
Norway	11	1,224,058	—	1,224,069
Portugal	—	620,663	—	620,663
Singapore	—	2,234,915	—	2,234,915
South Africa	—	14,200	—	14,200
Spain	95,566	4,423,893	—	4,519,459
Sweden	40,992	6,878,576	—	6,919,568
Switzerland	—	19,224,548	—	19,224,548
Ukraine	—	74,511	—	74,511
United Kingdom	160,198	22,070,854	—	22,231,052
Preferred Securities Preferred Stocks	—	1,514,496	—	1,514,496
Rights	10,719	—	—	10,719
Warrants	13,723	—	—	13,723
Short-Term Securities
Money Market Funds	11,795,799	—	—	11,795,799

	$14,011,249	$212,365,683	$—	$226,376,932

Derivative Financial Instruments(a)
Assets
Equity Contracts	$47,766	$—	$—	$47,766

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	9

Statement of Assets and Liabilities

December 31, 2020

International Tilts Master Portfolio

ASSETS
Investments at value — unaffiliated(a)(b)	$214,581,133
Investments at value — affiliated(c)	11,795,799
Cash pledged for futures contracts	446,910
Foreign currency at value(d)	461,571
Receivables:
Investments sold	5,210
Securities lending income — affiliated	2,630
Dividends — unaffiliated	184,995
Dividends — affiliated	211
Prepaid expenses	5,888

Total assets	227,484,347

LIABILITIES
Collateral on securities loaned at value	6,178,330
Payables:
Administration fees	17,805
Capital shares redeemed	876,062
Investment advisory fees	123,937
Trustees’ and Officer’s fees	4,105
Other accrued expenses	22,565
Variation margin on futures contracts	47,832

Total liabilities	7,270,636

NET ASSETS	$220,213,711

NET ASSETS CONSIST OF
Investors’ capital	$185,303,353
Net unrealized appreciation (depreciation)	34,910,358

NET ASSETS	$220,213,711

(a) Investments at cost — unaffiliated	$179,728,095
(b) Securities loaned at value	$5,498,980
(c) Investments at cost — affiliated	$11,793,962
(d) Foreign currency at cost	$456,027

See notes to financial statements.

10	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Year Ended December 31, 2020

International Tilts Master Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$4,183,399
Dividends — affiliated	12,516
Securities lending income — affiliated — net	36,350
Foreign taxes withheld	(497,227)

Total investment income	3,735,038

EXPENSES
Investment advisory	687,228
Administration	85,903
Professional	23,059
Trustees and Officer	12,220

Total expenses	808,410
Less:
Fees waived and/or reimbursed by the Manager	(123,940)

Total expenses after fees waived and/or reimbursed	684,470

Net investment income	3,050,568

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	2,602,893
Investments — affiliated	(2,262)
Foreign currency transactions	66,088
Futures contracts	139,018

2,805,737

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	18,275,238
Investments — affiliated	1,339
Foreign currency translations	(54,169)
Futures contracts	57,956

18,280,364

Net realized and unrealized gain	21,086,101

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,136,669

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	11

Statements of Changes in Net Assets

	International Tilts Master Portfolio

	Year Ended December 31,

	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,050,568	$5,163,182
Net realized gain	2,805,737	4,892,657
Net change in unrealized appreciation	18,280,364	22,749,355

Net increase in net assets resulting from operations	24,136,669	32,805,194

CAPITAL TRANSACTIONS
Proceeds from contributions	73,950,928	39,066,209
Value of withdrawals	(53,939,763)	(43,182,203)

Net increase (decrease) in net assets derived from capital transactions	20,011,165	(4,115,994)

NET ASSETS
Total increase in net assets	44,147,834	28,689,200
Beginning of year	176,065,877	147,376,677

End of year	$220,213,711	$176,065,877

See notes to financial statements.

12	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

	International Tilts Master Portfolio

	Year Ended December 31,

	2020	2019	2018		2017	2016

Total Return
Total return	6.88%	22.30%	(15.06)%		29.06%	0.00%

Ratios to Average Net Assets
Total expenses	0.47%	0.47%	0.46%		0.47%	0.46%

Total expenses after fees waived and/or reimbursed	0.40%	0.40%	0.40%		0.40%	0.40%

Net investment income	1.78%	3.22%	2.68	%(a)	2.81%	2.91%

Supplemental Data
Net assets, end of year (000)	$220,214	$176,066	$147,377		$163,969	$187,213

Portfolio turnover rate	261%	151%	130%		106%	98%

(a)	The ratio of net investment income to average net assets includes 0.04% resulting from a special dividend.

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L H I G H L I G H T S	13

Notes to Financial Statements

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. International Tilts Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: The Master Portfolio’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Realized currency gains (losses) on foreign currency related transactions are reported as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. The Master Portfolio has elected to treat realized gains (losses) from certain forward foreign currency exchange contracts as capital gain (loss) for U.S. federal income tax purposes.

Foreign Taxes: The Master Portfolio may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Master Portfolio invests. These foreign taxes, if any, are paid by the Master Portfolio and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2020, if any, are disclosed in the Statement of Assets and Liabilities.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

14	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the MIP (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. Each business day, the Master Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services

Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

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Notes to Financial Statements  (continued)

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Master Portfolio. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Master Portfolio is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Master Portfolio could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value - unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

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Notes to Financial Statements  (continued)

As of period end, the following table is a summary of the Master Portfolio’s securities on loan by counterparty which are subject to offset under an MSLA:

	Securities	Cash Collateral	Net
Counterparty	Loaned at Value	Received (a)	Amount
BofA Securities, Inc.	$104,735	$(104,735)	$—
Goldman Sachs & Co.	3,551,975	(3,551,975)	—
HSBC Bank PLC	47,546	(47,546)	—
J.P. Morgan Securities LLC	48,960	(48,960)	—
Jefferies LLC	559,855	(559,855)	—
Macquarie Bank Ltd.	116,268	(116,268)	—
Morgan Stanley & Co. LLC	1,069,641	(1,069,641)	—

	$5,498,980	$(5,498,980)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Master Portfolio’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.40%
$1 billion -$3 billion	0.38
$3 billion -$5 billion	0.36
$5 billion -$10 billion	0.35
Greater than $10 billion	0.34

MIP, on behalf of the Master Portfolio entered into an Administration Agreement with the Manager, which has agreed to provide general administrative services (other than investment advice and related portfolio activities). The Manager has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment

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Notes to Financial Statements  (continued)

advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio. The Manager is entitled to receive for these administrative services an annual fee of 0.05% based on the average daily net assets of the Master Portfolio.

From time to time, Manager may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance. Manager may delegate certain of its administration duties to sub-administrators. For the year ended December 31, 2020, the Manager waived $85,903.

The Manager entered into separate sub-advisory agreements with BlackRock Fund Advisors (“BFA”) and BlackRock International Limited (“BIL”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BFA and BIL for services they provide for that portion of the Master Portfolio for which BFA and BIL, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Master Portfolio to the Manager.

Expense Waivers and Reimbursements: The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Master Portfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. The Manager has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the administration fees paid by the Master Portfolio in an amount equal to these independent expenses through April 30, 2021. Such contractual arrangement may not be terminated prior to May 1, 2021 without the consent of the Board of MIP. For the year ended December 31, 2020, the amount waived was $35,279.

The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Master Portfolio. Prior to April 29, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2020, the amounts waived were $2,758.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. For the year ended December 31, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

The Manager is entitled to receive an annual administrative fee of 0.05% of the Master Portfolio’s average daily net assets for providing administration services. The Manager has contractually agreed to waive this administration fee through April 30, 2021. This waiver agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a majority of the outstanding voting securities of the Master Portfolio.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated – net in the Statement of Operations. For the year ended December 31, 2020, the Master Portfolio paid BTC $8,546 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency

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Notes to Financial Statements  (continued)

purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2020, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of MIP are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2020, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Master Portfolio Name	Purchases	Sales	Net Realized Gain (Loss)

International Tilts Master Portfolio	$3,489,816	$1,123,249	$20,680

7.	PURCHASES AND SALES

For the year ended December 31, 2020, purchases and sales of investments, excluding short-term investments, were $456,757,192 and $433,648,232, respectively.

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of December 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Amounts

Tax cost	$196,712,359

Gross unrealized appreciation	$36,023,374
Gross unrealized depreciation	(6,358,801)

Net unrealized appreciation (depreciation)	$29,664,573

9.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2020, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

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Notes to Financial Statements  (continued)

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

The price the Master Portfolio could receive upon the sale of any particular portfolio investment may differ from the Master Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Portfolio’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Master Portfolio, and the Master Portfolio could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Master Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Master Portfolio’s portfolio are disclosed in its Schedule of Investments.

The Master Portfolio invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When a Master Portfolio concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on their investment performance and could affect the income from, or the value or liquidity of, the Master Portfolio’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Master Portfolio’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

The Master Portfolio invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the

20	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Master Portfolio’s investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Master Portfolio may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Master Portfolio is uncertain.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

Master Investment Portfolio and Investors of International Tilts Master Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Tilts Master Portfolio (one of the series constituting Master Investment Portfolio, referred to hereafter as the “Master Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 26, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

22	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Master Investment Portfolio (“MIP”) has adopted and implemented a liquidity risk management program (the “Program”) for International Tilts Master Portfolio (the “Fund”), a series of MIP, which is reasonably designed to assess and manage the Fund’s liquidity risk.

The Board of Trustees (the “Board”) of MIP, on behalf of the Fund, met on November 10-11, 2020 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2019 through September 30, 2020 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus outbreak on the Funds and the overall market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	23

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	33 RICs consisting of 159 Portfolios	None

Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	33 RICs consisting of 159 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019.	33 RICs consisting of 159 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	33 RICs consisting of 159 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	33 RICs consisting of 159 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	33 RICs consisting of 159 Portfolios	None

24	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	33 RICs consisting of 159 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; WABCO (commercial vehicle safety systems); Sealed Air Corp. (packaging)

Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989.	33 RICs consisting of 159 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	33 RICs consisting of 159 Portfolios	None

Joseph P. Platt 1947	Trustee (Since 2009)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	33 RICs consisting of 159 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter- Tel from 2006 to 2007.	33 RICs consisting of 159 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	25

Trustee and Officer Information (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	33 RICs consisting of 159 Portfolios	None

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	117 RICs consisting of 267 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	118 RICs consisting of 268 Portfolios	None
(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the MIP based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

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Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Neal J. Andrews 1966	Chief Financial Officer (Since 2009)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.

Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the MIP serve at the pleasure of the Board.

Further information about the MIP’s Trustees and Officers is available in the Master Portfolio’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Neal J. Andrews retired as the Chief Financial Officer effective December 31, 2020, and Trent Walker was elected as the Chief Financial Officer effective January 1, 2021.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	27

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Master Portfolio will be required to implement and comply with Rule 18f-4 by the third quarter of 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports and other information regarding the Master Portfolio may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Master Portfolio and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Master Portfolio will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Master Portfolio at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Master Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Master Portfolio’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Master Portfolio makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Master Portfolio voted proxies relating to securities held in the Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

28	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Master Portfolio and Service Providers

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of MIP

400 Howard Street

San Francisco, CA 94105

A D D I T I O N A L I N F O R M A T I O N	29

Glossary of Terms Used in this Report

Portfolio Abbreviation

CVA	Certificaten Van Aandelen (Dutch Certificate)

DIP	Debtor-In-Possession

MSCI	Morgan Stanley Capital International

REIT	Real Estate Investment Trust

SCA	Svenska Celluosa Aktiebolaget

ST	Special Tax

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(b) Not Applicable

Item 2 –

Code of Ethics – Each registrant (or each, a “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrants undertake to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees

Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Cash Funds: Institutional	$11,000	$11,000	$0	$0	$2,900	$2,900	$0	$0
BlackRock Cash Funds: Treasury	$11,000	$11,000	$0	$0	$2,900	$2,900	$0	$0
BlackRock LifePath Dynamic 2025 Fund	$22,000	$15,300	$0	$0	$9,600	$15,600	$0	$0
BlackRock LifePath Dynamic 2030 Fund	$22,000	$15,300	$0	$0	$9,600	$15,600	$0	$0
BlackRock LifePath Dynamic 2035 Fund	$22,000	$15,300	$0	$0	$9,600	$15,600	$0	$0
BlackRock LifePath Dynamic 2040 Fund	$22,000	$15,300	$0	$0	$9,600	$15,600	$0	$0
BlackRock LifePath Dynamic 2045 Fund	$22,000	$15,300	$0	$0	$9,600	$15,600	$0	$0
BlackRock LifePath Dynamic 2050 Fund	$22,000	$15,300	$0	$0	$9,600	$15,600	$0	$0
BlackRock LifePath Dynamic 2055 Fund	$22,000	$15,300	$0	$0	$9,600	$15,600	$0	$0
BlackRock LifePath Dynamic 2060 Fund	$22,000	$15,300	$0	$0	$9,600	$15,600	$0	$0
Blackrock LifePath Dynamic 2065 Fund	$22,000	$13,770	$0	$0	$9,600	$0	$0	$0

BlackRock LifePath Dynamic Retirement Fund	$22,000	$15,300	$0	$0	$9,600	$15,600	$0	$0
iShares MSCI Total International Index Fund	$11,000	$11,000	$0	$0	$8,100	$8,100	$0	$0
iShares Russell 1000 Large-Cap Index Fund	$11,000	$11,000	$0	$0	$8,100	$8,100	$0	$0
iShares S&P 500 Index Fund	$13,400	$12,200	$0	$0	$8,100	$8,100	$0	$0
iShares U.S. Aggregate Bond Index Fund	$12,200	$12,200	$0	$0	$8,100	$8,100	$0	$0
Diversified Equity Master Portfolio (Formerly Active Stock Master Portfolio)	$22,000	$22,000	$0	$0	$18,550	$20,700	$0	$0
International Tilts Master Portfolio	$22,000	$22,000	$0	$0	$20,900	$15,600	$0	$0
Large Cap Index Master Portfolio	$22,000	$22,000	$0	$0	$20,900	$17,600	$0	$0
Money Market Master Portfolio	$12,400	$12,400	$0	$0	$0	$0	$0	$0
S&P 500 Index Master Portfolio	$22,000	$22,000	$0	$0	$20,900	$15,600	$0	$0
Total International ex U.S. Index Master Portfolio	$22,000	$22,000	$0	$0	$15,600	$15,600	$0	$0
Treasury Money Market Master Portfolio	$12,400	$12,400	$0	$0	$7,100	$7,100	$0	$0
U.S. Total Bond Index Master Portfolio	$24,100	$24,100	$0	$0	$18,550	$17,600	$0	$0

The following table presents fees billed by PwC that were required to be approved by each registrant’s audit committee (each a “Committee”) for services that relate directly to the operations or financial reporting of each Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”)and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to each Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$0	$0

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by PwC with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

Each Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the registrant’s Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Cash Funds: Institutional	$2,900	$2,900

BlackRock Cash Funds: Treasury	$2,900	$2,900

BlackRock LifePath Dynamic 2025 Fund	$9,600	$15,600

BlackRock LifePath Dynamic 2030 Fund	$9,600	$15,600

BlackRock LifePath Dynamic 2035 Fund	$9,600	$15,600

BlackRock LifePath Dynamic 2040 Fund	$9,600	$15,600

BlackRock LifePath Dynamic 2045 Fund	$9,600	$15,600

BlackRock LifePath Dynamic 2050 Fund	$9,600	$15,600

BlackRock LifePath Dynamic 2055 Fund	$9,600	$15,600

BlackRock LifePath Dynamic 2060 Fund	$9,600	$15,600

BlackRock LifePath Dynamic 2065 Fund	$9,600	$0

BlackRock LifePath Dynamic Retirement Fund	$9,600	$15,600

iShares MSCI Total International Index Fund	$8,100	$8,100

iShares Russell 1000 Large-Cap Index Fund	$8,100	$8,100

iShares S&P 500 Index Fund	$8,100	$8,100

iShares U. S. Aggregate Bond Index Fund	$8,100	$8,100

Diversified Equity Master Portfolio (Formerly Active Stock Master Portfolio)	$18,550	$20,700

International Tilts Master Portfolio	$20,900	$15,600

Large Cap Index Master Portfolio	$20,900	$17,600

Money Market Master Portfolio	$0	$0

S&P 500 Index Master Portfolio	$20,900	$15,600

Total International ex U.S. Index Master Portfolio	$20,900	$15,600

Treasury Money Market Master Portfolio	$7,100	$7,100

U.S. Total Bond Index Master Portfolio	$18,550	$17,600

(h) Each Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds III and Master Investment Portfolio

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds III and Master Investment Portfolio

Date: March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds III and Master Investment Portfolio

Date: March 5, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Funds III and Master Investment Portfolio

Date: March 5, 2021